UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(A) Of The
Securities Exchange Act Of 1934
(Amendment No. )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☒ Preliminary proxy statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive proxy statement

☐ Definitive additional materials

☐ Soliciting material pursuant to §240.14a-12

China Growth Equity Investment Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☐ No fee required.

☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

Ordinary shares, par value $0.001 per share, of China Growth Equity Investment Ltd.

(2) Aggregate number of securities to which transaction applies:

77,000,000 ordinary shares of China Growth Equity Investment Ltd.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$9.91 per ordinary share, representing the average of the high and low prices of an ordinary share on October 22, 2012.

(4) Proposed maximum aggregate value of transaction:

$763,070,000

(5) Total fee paid:

$104,083

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

CHINA GROWTH EQUITY INVESTMENT LTD.

To the Shareholders of China Growth Equity Investment Ltd.:

The board of directors of China Growth Equity Investment Ltd. (“CGEI”) has unanimously approved an agreement and plan of merger by and among CGEI, China Dredging Group Co., Ltd. (“CDGC”), Xinrong Zhuo (“Founder”) and China Growth Dredging Sub Ltd. (“Merger Sub”) (the “Merger Agreement”) providing for the combination of CGEI and CDGC. Current holders of CDGC ordinary shares, no par value per share (“CDGC Ordinary Shares”) and CDGC Class A preferred shares, no par value per share (“CDGC Preferred Shares”) will receive CGEI ordinary shares, par value $0.001 per share (“CGEI Ordinary Shares”) to replace their existing CDGC shares. Immediately following the consummation of the transactions contemplated by the Merger Agreement, CGEI will acquire the business of Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd (“Pingtan Fishing”), pursuant to the terms of a share purchase agreement by and among CGEI, Founder, Merchant Supreme Co., Ltd (“Merchant Supreme”), Prime Cheer Corporation Limited (“Prime Cheer”), Pingtan Fishing, Heroic Treasure Limited (“Heroic Treasure”) and Fuzhou Honglong Ocean Fishery Co., Ltd. (“Hong Long”) (the “Pingtan Fishing share purchase agreement”).

In connection with the foregoing transactions:

•	All of the issued and outstanding CDGC Ordinary Shares and CDGC Preferred Shares will be exchanged for a total of up to 52,000,000 CGEI Ordinary Shares, subject to adjustment as described in the Merger Agreement;

•	All of the issued and outstanding shares of Merchant Supreme (which will control Pingtan Fishing) will be purchased by CGEI for a total of 25,000,000 CGEI Ordinary Shares subject to adjustment as described in the Pingtan Fishing purchase agreement;

•	CGEI will change its name to Pingtan Marine Enterprise Ltd.; and

•	Xinrong Zhuo, the founder and currently the Chairman of the Board of Directors and Chief Executive Officer of CDGC, Bin Lin, currently the Senior Vice President of CDGC, Lin Bao, currently an officer of an affiliate of Pingtan Fishing, Yeliang Zhou, currently an independent director of CDGC, Zengbiao Zhu, currently an independent director of CDGC, Xuesong Song, currently the Chairman of the Board of Directors and Chief Financial Officer of CGEI, and Jin Shi, currently the Chief Executive Officer and director of CGEI, will be members of the CGEI board of directors after the consummation of the transactions contemplated by the Merger Agreement.

CGEI is providing its shareholders with the opportunity to redeem their CGEI Ordinary Shares for cash equal to their pro rata share of the aggregate amount then on deposit in a trust account holding the proceeds of CGEI’s initial public offering less franchise and income taxes payable, upon the consummation of the transactions contemplated by the Merger Agreement, subject to certain limitations. CGEI’s initial shareholders have agreed not to exercise their redemption rights with respect to their founder shares and any Ordinary Shares they may hold in connection with the consummation of a business combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

CGEI will consummate the transactions contemplated by the Merger Agreement only if holders of a majority of the CGEI issued and outstanding Ordinary Shares are voted in favor of the approval and adoption of the Merger Agreement. Each shareholder holding CGEI Ordinary Shares may elect to redeem his, her or its Ordinary Shares irrespective of whether he, she or it votes for or against the approval and adoption of the Merger Agreement. CGEI has no specified maximum redemption threshold. However, CGEI will not close the combination unless it has more than $5.0 million of cash held either in or outside the trust account. Shareholders holding CGEI Ordinary Shares following the merger with CDGC or the acquisition of Pingtan Fishing will be able to redeem their shares up to the business day immediately prior to the vote on the proposal to approve and adopt the Merger Agreement.

A shareholder of CGEI Ordinary Shares, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 10% of the shares sold in CGEI’s initial public offering.

CGEI’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT, “FOR” THE PROPOSAL TO INCREASE THE AUTHORIZED SHARE CAPITAL, “FOR” THE PROPOSAL TO CHANGE CGEI’S NAME AND “FOR” THE PROPOSAL TO ADJOURN THE EXTRAORDINARY GENERAL MEETING, IF NECESSARY, FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES TO VOTE IN FAVOR OF ADOPTING AND APPROVING THE MERGER AGREEMENT AND THE SHARE CAPITAL INCREASE. YOUR VOTE IS IMPORTANT.

Information about the extraordinary general meeting, the transactions contemplated by the Merger Agreement, the Pingtan Fishing acquisition and the other business to be considered by the CGEI shareholders is contained in this document and the documents incorporated by reference herein, which we urge you to read carefully. In particular, see “Risk Factors” beginning on page 20.

Your vote is very important. Whether or not you plan to attend the extraordinary general meeting of CGEI shareholders, please submit a proxy to vote your shares as soon as possible to make sure your shares are represented at the applicable extraordinary general meeting.

Sincerely,

[SIGNATURE]

Jin Shi

Chief Executive Officer and Director

China Growth Equity Investment Ltd.

The accompanying proxy statement is dated [• ], 2012 and is first being mailed or otherwise delivered to CGEI shareholders on or about [• ], 2012.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER OR THE MERGER AGREEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

CHINA GROWTH EQUITY INVESTMENT LTD.
CN11 Legend Town, No. 1 Balizhuangdongli
Chaoyang District, Beijing, 100025, PRC

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To be held on [• ], 2013

To Our Shareholders:

An extraordinary general meeting of shareholders of China Growth Equity Investment Ltd. (“CGEI”) will be held at [• ] on [• ], 2013, at [• ] a.m., [• ] time (the “extraordinary general meeting”) for the following purposes:

1.          To approve and adopt the Agreement and Plan of Merger, dated as of October 24, 2012, among CGEI, China Dredging Group Co., Ltd. (“CDGC”), Xinrong Zhuo (“Founder”) and China Growth Dredging Sub Ltd. (“Merger Sub”) as it may be amended (the “Merger Agreement”), a copy of which is attached to the accompanying proxy statement as Annex A;

2.          To consider and act upon a proposal to adopt amendments to the memorandum and articles of association of CGEI to increase the authorized share capital from $65,000 divided into 60,000,000 ordinary shares and 5,000,000 preferred shares to $105,000 divided into 100,000,000 ordinary shares and 5,000,000 preferred shares;

3.          To consider and act upon a proposal to adopt amendments to the memorandum and articles of association of CGEI to change the name CGEI to Pingtan Marine Enterprise Ltd.; and

4.          To approve one or more adjournments of the extraordinary general meeting (including, if necessary, to solicit additional proxies because there are not sufficient votes to approve and adopt the Merger Agreement and the share capital increase authorization).

The CGEI board has fixed [• ], 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the extraordinary general meeting or one or more adjournments or postponements thereof. Only holders of record CGEI Ordinary Shares at the close of business on [• ], 2012 are entitled to notice of, and to vote at, the extraordinary general meeting or one or more adjournments or postponements thereof.

CGEI IS PROVIDING ITS SHAREHOLDERS WITH THE OPPORTUNITY TO REDEEM THEIR ORDINARY SHARES IN THE SHARE CAPITAL OF CGEI FOR CASH EQUAL TO THEIR PRO RATA SHARE OF THE AGGREGATE AMOUNT THEN ON DEPOSIT IN A TRUST ACCOUNT HOLDING THE PROCEEDS OF CGEI’S INITIAL PUBLIC OFFERING LESS FRANCHISE AND INCOME TAXES PAYABLE, UPON THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, SUBJECT TO CERTAIN LIMITATIONS. CGEI’S INITIAL SHAREHOLDERS HAVE AGREED NOT TO EXERCISE THEIR REDEMPTION RIGHTS WITH RESPECT TO THEIR FOUNDER SHARES AND ANY OTHER CGEI SHARES THEY MAY HOLD IN CONNECTION WITH THE CONSUMMATION OF THE PROPOSED BUSINESS COMBINATION, AND THE FOUNDER SHARES WILL BE EXCLUDED FROM THE PRO RATA CALCULATION USED TO DETERMINE THE PER-SHARE REDEMPTION PRICE.

CGEI and CDGC will consummate the transactions contemplated by the Merger Agreement only if holders of a majority of the issued and outstanding CGEI Ordinary Shares vote in favor of the approval and adoption of the Merger Agreement and the share capital increase authorization. CGEI’s sponsor, Chum Capital Group Limited, who we refer to collectively as CGEI’s initial shareholders, have agreed to vote all their founder shares in accordance with the majority of votes cast by the public holders of CGEI Ordinary Shares and any CGEI Ordinary Shares acquired by them in or after CGEI’s initial public offering in favor of the proposals to approve and adopt the Merger Agreement and the share capital increase authorization. Each holder of CGEI Ordinary Shares may elect to redeem his, her or its ordinary shares irrespective of whether he, she or it votes for or against the approval and adoption of the Merger Agreement and the share capital increase authorization. CGEI has no specified maximum redemption threshold. However, CGEI will not close the business combination unless it has at least $5.0 million of cash held either in or outside the trust account. Holders of CGEI Ordinary Shares will be able to redeem their shares up to the business day immediately prior to the vote on the proposal to approve and adopt the Merger Agreement and the share capital increase authorization.

Subject to CGEI’s amended and restated memorandum and articles of association and rules of the designated stock exchange and/or any competent regulatory authority, a holder of CGEI Ordinary Shares, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as used in Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 10% of the shares sold in CGEI’s initial public offering.

For more information about the proposals and the extraordinary general meeting, please review carefully the accompanying proxy statement.

Our Board of Directors reviewed and considered the terms and conditions of the merger and unanimously determined that the merger is fair to, and in the best interests of, CGEI and its shareholders, unanimously approved and declared advisable the Merger Agreement, the merger, the share capital increase, the name change and the other transactions contemplated by the Merger Agreement in accordance with Cayman Islands law, and unanimously resolved to recommend the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the merger, to our shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT, “FOR” THE APPROVAL OF THE INCREASE IN AUTHORIZED SHARE CAPITAL, “FOR” THE PROPOSAL TO CHANGE CGEI’S NAME AND “FOR” THE PROPOSAL TO ADJOURN THE EXTRAORDINARY GENERAL MEETING, IF NECESSARY, FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES TO VOTE IN FAVOR OF ADOPTING AND APPROVING THE MERGER AGREEMENT AND THE SHARE CAPITAL INCREASE AUTHORIZATION YOUR VOTE IS IMPORTANT.

Your vote is important. Whether or not you expect to attend the extraordinary general meeting in person, please submit a proxy by telephone or over the internet as instructed in these materials, or complete, date, sign and return the enclosed proxy card, as promptly as possible in order to ensure that we receive your proxy with respect to your CGEI Ordinary Shares. Instructions are shown on the enclosed proxy card and a return envelope (postage pre-paid if mailed in the United States) is enclosed for your convenience. If your CGEI Ordinary Shares are held in a stock brokerage account or by a bank or other nominee, please follow the instructions that you receive from your broker, bank or other nominee to vote your shares.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the adoption of the Merger Agreement, in favor of the proposals to amend the memorandum and articles of association of CGEI to increase its authorized shares and change the company name, and in favor of the proposal to adjourn the meeting if necessary to solicit additional proxies. If you fail to return your proxy card or fail to submit your proxy by telephone or over the internet, or fail to instruct your broker how to vote, and do not attend the extraordinary general meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the extraordinary general meeting. If you are a shareholder of record and you attend the extraordinary general meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Please do not send documents or certificates representing your ownership of CGEI Ordinary Shares. If the transactions contemplated by the Merger Agreement are consummated, we will notify you of the procedures for redeeming your CGEI Ordinary Shares.

No person has been authorized to give any information or to make any representations other than those set forth in the proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information must not be relied upon as having been authorized by CGEI or any other person.

By Order of the Board of Directors,

Secretary

Beijing, PRC
[• ], 2012

IN ADDITION TO DELIVERING THE PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON [• ], 2013 TO SHAREHOLDERS BY MAIL, THE PROXY STATEMENT FOR SUCH MEETING IS ALSO IS AVAILABLE AT [• ].

REFERENCES TO ADDITIONAL INFORMATION

The accompanying proxy statement incorporates important business and financial information about CGEI from other documents that are not included in or delivered with this proxy statement. This information is available for you to review at the Securities and Exchange Commission’s, or SEC’s, public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC’s website, www.sec.gov. You can also obtain those documents incorporated by reference in this proxy statement by requesting them in writing, by telephone or by email from the appropriate company at the following addresses, telephone numbers and email addresses:

China Growth Equity Investment Ltd.

CN11 Legend Town,

No.1 Balizhuangdongli, Chaoyang District,

Beijing, 100025, P.R.C.

Attention: Chantelle Bai

Email: cbai@chum.com.cn

In addition, if you have questions about the transactions described herein or the extraordinary general meetings, or if you need to obtain copies of the accompanying proxy statement, proxy cards, election forms or other documents incorporated by reference in the proxy statement, you may contact the appropriate contact listed below. You will not be charged for any of the documents you request.

[Proxy Solicitation Firm]

If you would like to request documents, please do so by [• ], 2012, in order to receive them before the extraordinary general meeting.

For a more detailed description of the information incorporated by reference in the accompanying proxy statement and how you may obtain it, see “Where You Can Find More Information” beginning on page 208 of the accompanying proxy statement.

EXPLANATORY NOTE

Unless the context otherwise requires, all references in this proxy statement to:

•	“CGEI”, “we”, “us” and “our” refer to China Growth Equity Investment Ltd., a Cayman Islands exempted company;

•	“CDGC” refers to China Dredging Group Co., Ltd., a British Virgin Islands business company;

•	“Merger Sub” refers to China Growth Dredging Sub Ltd., a British Virgin Islands business company and a direct wholly-owned subsidiary of CGEI;

•	“Pingtan Fishing” refers to the PRC operating company, Fujian Provincial Pingtan Country Ocean Fishing Group Co., Ltd, which is undertaking a corporate reorganization with Merchant Supreme Co. Ltd, as described herein;

•	“Merchant Supreme” refers to Merchant Supreme Co. Ltd., a British Virgin Island business company, which is undertaking a corporate reorganization with Pingtan Fishing, as described herein;

•	“Prime Cheer” refers to Prime Cheer Limited, a company incorporated under the laws of the Hong Kong Special Administrative Region and a wholly-owned subsidiary of Merchant Supreme;

•	“Heroic Treasure” refers to Heroic Treasure Limited a company incorporated under the laws of the Hong Kong Special Administrative Region and the sole shareholder of Merchant Supreme;

•	“Founder” refers to Zhuo Xinrong, a resident of the Hong Kong Special Administrative Region;

•	“Hong Long” refers to Fuzhou Honglong Ocean Fishery Co., Ltd., a company incorporated under the laws of the Hong Kong Special Administrative Region;

•	“Merger Agreement” refers to the Agreement and Plan of Merger, dated as of October 24, 2012, as it may be amended from time to time, among CGEI, CDGC, Founder and Merger Sub, a copy of which is attached as Annex A to this proxy statement;

•	the “Pingtan Fishing share purchase agreement” refers to the share purchase agreement, dated as of October 24, 2012, as it may be amended from time to time, by and among CGEI, Pingtan Fishing, Founder, Merchant Supreme, Prime Cheer, Heroic Treasure and Hong Long, a copy of which is attached as Annex B to this proxy statement;

•	to the “merger” refers to the proposed combination with CDGC; and

•	the “business combination” refers to the merger and the acquisition of Pingtan Fishing.

For further clarification, although CGEI will technically be acquiring an equity interest in Merchant Supreme, the substance of the Pingtan Fishing share purchase agreement provides for CGEI to acquire the business of Pingtan Fishing. Merchant Supreme currently does not have any operating activities and following the reorganization with Pingtan Fishing (which will occur prior to CGEI’s acquisition of Merchant Supreme), will have no activities other than holding an indirect controlling interest in Pingtan Fishing. Accordingly, Merchant Supreme’s business will be that of Pingtan Fishing and its financial statements will effectively be those of Pingtan Fishing (with Pingtan Fishing treated as the accounting acquiror). For these reasons, management believes it is meaningful to present information regarding Pingtan Fishing in this proxy statement rather than information regarding Merchant Supreme.

 FORWARD-LOOKING STATEMENTS

This proxy statement and the documents that are incorporated into this proxy statement by reference may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” under U.S. Securities laws. You can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and other similar words. These include, but are not limited to, statements relating to the synergies and the benefits that we expect to achieve in the transactions discussed herein, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Those statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside the control of CGEI, CDGC and Pingtan Fishing, and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In addition to the risk factors described under “Risk Factors” beginning on page 20, those factors include:

•	possible delays in closing the business combination whether due to the inability to obtain shareholder or regulatory approval, CGEI not having at least $5.0 million of cash immediately prior to the consummation of the business combination held either in or outside the trust account, or otherwise;

•	our ability to integrate CDGC’s or Pingtan Fishing’s business and operations;

•	anticipated growth and growth strategies;

•	the need for additional capital and the availability of financing;

•	the combined company’s ability to successfully manage relationships with customers, distributors and other important relationships;

•	the loss of key personnel or expenditure of a greater amount of resources attracting, retaining and motivating key personnel than in the past;

•	the compatibility of business cultures;

•	pricing and availability of products and services;

•	demand for the combined company’s products and services;

•	competition;

•	the deterioration of general economic conditions, either nationally or in the local markets in which CGEI, CDGC and Pingtan Fishing operate, particularly China;

•	legislative or regulatory changes that may adversely affect the businesses of CGEI, CDGC and Pingtan Fishing;

•	costs related to the business combination that may reduce CGEI’s working capital; and

•	CGEI’s dissolution and liquidation as a result of a failure to close the business combination.

The forward-looking statements are based on current expectations about future events. Although CGEI believes that the expectations reflected in the forward-looking statements are reasonable, these expectations may not be achieved. CGEI is under no duty to update any of the forward-looking statements after the date of this proxy statement to conform those statements to actual results. In evaluating these statements, you should consider various factors, including the risks outlined in the section entitled “Risk Factors.”

-i-

-ii-

Shareholder Redemption Rights	63

Management	64

Offering Proceeds Held in Trust	65

Fair Market Value of Target Business	65

Opportunity for Shareholder Approval of Business Combination	65

Liquidation If No Business Combination	66

Competition	66

Facilities	66

Employees	66

Legal Proceedings	67

Available Information	67

Management’s Discussion and Analysis of Financial Condition and Results of Operations	67

Quantitative and Qualitative Disclosures about Market Risk	69

Directors and Executive Officers	69

Number and Terms of Office of Directors and Officers	72

Board of Directors Leadership Structure	73

Committees of the CGEI Board	73

Code of Ethics and Committee Charters	74

Limitation on Liability and Indemnification of Directors and Officers	74

Conflicts of Interest	75

Section 16(a) Beneficial Ownership Reporting Compliance	78

Executive Compensation	78

Compensation Discussion and Analysis	78

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters	78

Certain Relationships, Related Transactions and Director Independence	79

Director Independence	80

- iii -

INFORMATION ABOUT CHINA DREDGING GROUP CO., LTD.	81

History and Development of CDGC	81

Business Overview	84

Competition	92

Intellectual Property	93

Research and Development	93

Organizational Structure	93

Property, Plants and Equipment	93

Employees	94

Legal Proceedings	95

Management’s Discussion and Analysis of Financial Condition and Results of Operations	95

Quantitative and Qualitative Disclosures About Market Risk	114

Directors, Executive Officers And Corporate Governance	115

Code of Ethics	117

Committees of the CDGC Board	117

Duties of Directors	119

Compensation of Directors and Executive Officers	119

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters	120

Related Party Transactions	121

INFORMATION ABOUT PINGTAN FISHING	123

Overview	123

Business Strategy	129

Employees	129

Competition	129

Management’s Discussion and Analysis of Financial Condition and Results of Operations	130

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Quantitative and Qualitative Disclosures About Market Risk	152

THE EXTRAORDINARY GENERAL MEETING OF CGEI SHAREHOLDERS	153

Date, Time and Place of the CGEI Extraordinary General Meeting	153

Purpose of the CGEI Extraordinary General Meeting	153

Record Date Issued and Outstanding Shares Entitled to Vote	153

Ownership of CGEI Shares	153

Quorum	153

Vote Required	154

Recommendation of the CGEI Board	154

Voting by CGEI’s Directors, Executive Officers and Initial Shareholders	155

How to Vote	155

Attending the CGEI Extraordinary General Meeting	155

Voting of Proxies	155

Voting of CGEI Shares Held in Street Name	156

Revoking your Proxy	156

Proxy Solicitations	156

Other Business	156

Adjournments and Postponements	156

PROPOSAL NO. 1 — APPROVAL AND ADOPTION OF THE MERGER AGREEMENT	158

Vote Required for Approval	158

Recommendation of the CGEI Board	158

PROPOSAL NO. 2 – SHARE INCREASE AUTHORIZATION	159

Vote Required for Approval	159

Recommendation of the CGEI Board	159

PROPOSAL NO. 3 — NAME CHANGE	160

Vote Required for Approval	160

Recommendation of the CGEI Board	160

PROPOSAL NO. 4 — ADJOURNMENT OF EXTRAORDINARY GENERAL MEETING	161

Vote Required for Approval	161

Recommendation of the CGEI Board	161

THE BUSINESS COMBINATION	162

General Description of the Business Combination	162

Background of the Business Combination	162

- v -

Recommendation of the CGEI Board; CGEI’s Reasons for the Business Combination	164

Consequences to CGEI if the Merger Agreement Is Not Approved and Adopted	165

Redemption Rights of CGEI Shareholders	165

Interests of Officers and Directors in the Business Combination	166

Accounting Treatment of the Business Combination	166

MATERIAL U.S. FEDERAL TAX CONSEQUENCES	167

Tax Consequences to CGEI Shareholders	168

Redemption of Ordinary Shares	168

Information Reporting and Backup Withholding	169

Reporting Requirements	169

THE AGREEMENTS	170

Description of the Merger Agreement	170

Description of the Pingtan Fishing Share Purchase Agreement	177

- vi -

POST-TRANSACTION PRO FORMA SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CGEI	186

CGEI EXECUTIVE OFFICERS AND DIRECTORS UPON COMPLETION OF BUSINESS COMBINATION	188

Biographical Information	188

Committees of the CGEI Board	190

Compensation Arrangements for Directors	192

Compensation Committee Information	192

Compensation of the CGEI Board and Executive Officers	192

COMPENSATION OF CGEI EXECUTIVE OFFICERS	192

Summary of Compensation of Executive Officers	192

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA	193

DESCRIPTION OF CGEI SECURITIES	203

General	203

- vii -

Ordinary Shares	203

Preferred Shares	204

Units	204

Warrants	205

Dividends	207

Transfer Agent and Warrant Agent	207

Registration Rights	207

WHERE YOU CAN FIND MORE INFORMATION	208

ANNEXES	208

INDEX TO FINANCIAL STATEMENTS	F-1

- viii -

QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the business combination and the extraordinary general meeting of CGEI. These questions and answers may not address all questions that may be important to you as a shareholder. To better understand these matters, and for a description of the legal terms governing the business combination, you should carefully read this entire proxy statement, including the annexes, as well as the documents that have been incorporated by reference in this proxy statement. See “Where You Can Find More Information” beginning on page 208.

Q:         Why am I receiving this proxy statement?

A:          You are receiving this proxy statement because CGEI is required to obtain shareholder approval in order to consummate the business combination. In this proxy statement, when we refer to the business combination, we mean: the acquisition of CDGC through the merger of Merger Sub with and into CDGC, with CDGC as the surviving company and a wholly-owned subsidiary of CGEI, with CDGC shareholders receiving CGEI Ordinary Shares; and the acquisition of Pingtan Fishing pursuant to the Pingtan Fishing share purchase agreement, pursuant to which Pingtan Fishing will become fully controlled by Merchant Supreme through a VIE agreement structure and Merchant Supreme will become a wholly-owned subsidiary of CGEI, with Merchant Supreme shareholders receiving CGEI Ordinary Shares.

We will not be able to complete the business combination unless approval of Proposal 1 (to approve and adopt the Merger Agreement) and Proposal 2 (the increase in our authorized share capital) are obtained at the extraordinary general meeting.

This proxy statement includes important information about the business combination, and includes a copy of the Merger Agreement in Annex A, the Pingtan Fishing share purchase agreement in Annex B and the proposed amendment to our Memorandum and Articles of Association in Annex C. You should read this information carefully and in its entirety. The enclosed voting materials allow you to vote your shares without attending the applicable extraordinary general meeting.

Your vote is important. You are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

Q:         Will CGEI remain listed on the NASDAQ following completion of the business combination?

A:          Yes. CGEI will continue to be listed on The Nasdaq Capital Market immediately following completion of the business combination.

Q:           Why is CGEI proposing the business combination?

A:           CGEI is proposing to acquire CDGC pursuant to the Merger Agreement and Pingtan Fishing pursuant to the Pingtan Fishing share purchase agreement.

CGEI is a Cayman Islands blank check company incorporated on January 18, 2010 for the purpose of directly or indirectly acquiring, through a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or similar business combination, an operating business, or control of such operating business through contractual arrangements, that has its principal business and/or material operations located in the PRC. CGEI’s prospective target business does not have to be limited to a particular industry. In accordance with CGEI’s amended and restated memorandum and articles of association, if CGEI is unable to complete a business combination by February 26, 2013, its purpose and powers will be limited to winding up its affairs and liquidating.

CDGC is one of the leading private subcontractors of dredging services in the PRC and Pingtan Fishing is a fast-growing pelagic fishing company in the PRC and internationally. Upon the consummation of the business combination, CDGC and Pingtan Fishing will be directly wholly-owned subsidiaries of CGEI and CGEI, assuming the name change proposal is approved, will change its corporate name to Pingtan Marine Enterprise Ltd.

CGEI has not established any other specific attributes or criteria (financial or otherwise) for prospective target businesses. In evaluating a prospective target business, the management considered a variety of factors, including one or more of the following:

• financial condition and results of operation;

• growth potential;

• experience and skill of management and availability of additional personnel;

• capital requirements;

• competitive position;

• barriers to entry; and

• costs associated with effecting the business combination.

Based on its due diligence investigations of CDGC, Pingtan Fishing and the industries in which they operate, including the financial and other information provided by CDGC and Pingtan Fishing in the course of their negotiations, CGEI believes that CDGC and Pingtan Fishing meet many of the criteria and guidelines listed above and provide it with an opportunity to participate in a company with significant growth potential. See “The Business Combination — Recommendation of the CGEI Board; CGEI’s Reasons for the Business Combination.”

Q:           Why is CGEI proposing the share increase authorization proposal?

A:           Under the Merger Agreement and the Pingtan Fishing share purchase agreement, CGEI will issue an aggregate of 77,000,000 CGEI Ordinary Shares in the closing of the business combination. At present, CGEI does not have enough ordinary shares (after taking into account shares reserved for issuance upon the exercise of its outstanding warrants and unit purchase options) available for issuance in order to satisfy CGEI’s obligations under the Merger Agreement and the Pingtan Fishing share purchase agreement. CGEI cannot complete the business combination without an increase in the number of authorized ordinary shares.

Q:         Immediately following completion of the business combination, who will own and control CGEI?

A:         Assuming that no holders of CGEI Ordinary Shares exercise their redemption rights, we anticipate that immediately following completion of the business combination, the issued and outstanding shares of CGEI will be held as follows:

• approximately 7.75% by continuing holders of CGEI Ordinary Shares;

• approximately 62.30% by former holders of CDGC shares; and

• approximately 29.95% by former holders of Merchant Supreme shares.

Q:           What conditions must be satisfied to complete the business combination?

A:           CGEI and CDGC are not required to complete the merger unless a number of conditions are satisfied or waived. These conditions include, among others: (i) receipt of the CGEI merger approval (ii) approval by CDGC’s shareholders of the merger; (iii) absence of any injunctions, orders or laws that would prohibit, restrain or make illegal the merger and (iv) CGEI having at least $5.0 million of cash held either in or outside the trust account.

For a more complete summary of the conditions that must be satisfied or waived prior to completion of the merger, see “The Agreements — Description of the Merger Agreement — Conditions to the closing of the Merger” beginning on page 175.

CGEI and Pingtan Fishing are not required to complete the Pingtan Fishing acquisition unless a number of conditions are satisfied or waived. These conditions include, among others, absence of any injunctions, orders or laws that would prohibit, restrain or make illegal the mergers.

For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Pingtan Fishing acquisition, see “The Agreements — Description of the Pingtan Fishing Share Purchase Agreement” beginning on page 177.

Q:           When do you expect the business combination to be completed?

A:           CGEI, CDGC and Pingtan Fishing are working to complete the business combination as quickly as possible, and we anticipate that it will be completed in the first quarter of 2013. However, the business combination is subject to various regulatory approvals and other conditions that are described in more detail in this proxy statement, and it is possible that factors outside the control of CGEI, CDGC and Pingtan Fishing could result in the business combination being completed at a later time, or not at all.

Q:           What are my U.S. Federal income tax consequences as a result of the business combination?

A:            CGEI shareholders will not recognize any gain or loss as a result of the merger unless they redeem their shares. See “What are the federal income tax consequences of exercising my redemption rights?” on page 7.

Q:           What happens if I sell my CGEI Ordinary Shares before the extraordinary general meeting?

A:           The record date for the extraordinary general meeting is earlier than the date of the extraordinary general meetings and the date that the business combination is expected to be completed. If you transfer your shares after the applicable record date, but before the extraordinary general meeting, unless the transferee requests a proxy, you will retain your right to vote at such extraordinary general meeting (subject to the transferee’s instructions)

Q:           My shares are held in “street name” by my broker. Will my broker automatically vote my shares for me?

A:           No. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” If this is the case, this proxy statement has been forwarded to you by your brokerage firm, bank or other nominee, or its agent. As the beneficial holder, you have the right to direct your broker, bank or other nominee as to how to vote your shares. If you do not provide voting instructions to your broker, bank or other nominee on a particular proposal on which your broker, bank or other nominee does not have discretionary authority to vote, your shares will not be voted on that proposal. This is called a “broker non-vote.”

CGEI believes that under the Companies Law (as revised) and CGEI’s memorandum and articles of association, broker non-votes should be counted for purposes of determining the presence or absence of a quorum. Furthermore, under the rules of the New York Stock Exchange, or NYSE, brokers, banks and other nominees that are members of the NYSE do not have discretionary authority to vote on the proposals contained in this proxy statement.

Q:           What do I need to do now?

A:           Read and consider the information contained in this proxy statement carefully, and then please vote your shares as soon as possible so that your shares may be represented at the extraordinary general meeting.

Q:           How do I vote?

A:           You can vote in person by completing a ballot at the extraordinary general meeting, or you can vote by proxy before the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting, we encourage you to vote your shares by proxy as soon as possible. After carefully reading and considering the information contained in this proxy statement, please submit your proxy by telephone or over the Internet in accordance with the instructions set forth on the enclosed proxy card, or mark, sign and date the proxy card, and return it in the enclosed postage-paid envelope as soon as possible so that your shares may be voted at your company’s extraordinary general meeting. For detailed information, see “The Extraordinary General Meeting of CGEI Shareholders — How to Vote” beginning on page 155. YOUR VOTE IS VERY IMPORTANT.

Q:           Can I change my vote after I have submitted a proxy by telephone or over the Internet or submitted my completed proxy card?

A:           Yes. If you are a shareholder of record, you can change your vote by revoking your proxy at any time before it is voted at the CGEI extraordinary general meeting. You can do this in one of four ways: (1) submit a proxy again by telephone or over the Internet prior to midnight on the night before the extraordinary general meeting; (2) sign another proxy card with a later date and return it by mail prior to midnight on the night before the extraordinary general meeting; (3) attend the applicable extraordinary general meeting and complete a ballot; or (4) send a written notice of revocation to the secretary of CGEI, so that it is received prior to midnight on the night before the CGEI extraordinary general meeting.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your broker, bank or other nominee to change your vote.

Q:           What should shareholders do if they receive more than one set of voting materials for a extraordinary general meeting?

A:           You may receive more than one set of voting materials for an extraordinary general meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. Please complete, sign, date and return each proxy card and voting instruction card that you receive. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card.

Q:           Who should I call if I have questions about the proxy materials or voting procedures?

A:           If you have questions about the merger, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact [• ].

If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

Q:           Why is CGEI proposing the name change proposal?

A:           CGEI believes that the new name, Pingtan Marine Enterprise Ltd., more accurately reflects the business CGEI will conduct after the business combination and will enable industry and financial market participants to move closely associate CGEI with its operating business.

Q:           When and where will the extraordinary general meeting be held?

A:           The extraordinary general meeting will be held at [• ] on [• ], 2013, at [• ], Eastern time, unless the extraordinary general meeting is adjourned or postponed.

Q:           Who is entitled to vote at the extraordinary general meeting?

A:           CGEI has fixed [• ], 2012 as the record date. If you were a CGEI shareholder at the close of business on the record date, you are entitled to vote on matters that come before the CGEI extraordinary general meeting. However, a CGEI shareholder may only vote his or her shares if he or she is present in person or is represented by proxy at the CGEI extraordinary general meeting.

Q:           How many votes do I have?

A:           CGEI shareholders are entitled to one vote at the extraordinary general meeting for each CGEI Ordinary Shares held of record as of the record date. As of the close of business on the record date, there were [• ] issued and outstanding CGEI Ordinary Shares.

Q:           What constitutes a quorum?

A:           Two members being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative shall constitute a quorum. Accordingly, the presence at the extraordinary general meeting, either in person or by proxy, of at least two holders of CGEI Ordinary Shares will be required to establish a quorum. In the absence of a quorum the directors will have power to adjourn the extraordinary general meeting.

Q:           What vote is required to approve each proposal?

A:           Proposal 1 to Approve and Adopt the Merger Agreement: The proposal to approve and adopt the Merger Agreement and the merger contemplated thereby, which we refer to as the merger proposal, requires the affirmative vote of holders of a majority of CGEI Ordinary Shares issued and outstanding, entitled to vote and voting at the extraordinary general meeting.

Proposal 2 to Increase the Share Capital: The proposal to adopt amendments to the memorandum and articles of association of CGEI to increase share capital of CGEI and thereby the number of ordinary shares CGEI is authorized to issue from 60,000,000 to 100,000,000 Ordinary Shares, requires the affirmative vote of holders of a majority of CGEI Ordinary Shares issued and outstanding, entitled to vote and voting at the extraordinary general meeting

Proposal 3 to Change the Corporate Name: The proposal to adopt amendments to the memorandum and articles of association of CGEI to change CGEI’s name to Pingtan Marine Enterprise Ltd. requires the affirmative vote of two thirds of members present in person or by proxy and voting at the extraordinary general meeting.

 Proposal 4 to Adjourn the Extraordinary General Meeting: Approving the adjournment of the extraordinary general meeting (if it is necessary or appropriate to solicit additional proxies because there are not sufficient votes to approve and adopt Proposals 1 and 2) require the affirmative vote of two thirds of the members present in person or by proxy and voting at the extraordinary general meeting.

Q:           How do CGEI’s initial shareholders intend to vote their shares?

A:           Each of CGEI’s initial shareholders has agreed to vote all their founder shares which constitute 20% of CGEI’s issued and outstanding Ordinary Shares, in accordance with the majority of votes cast by the public holders of Ordinary Shares. To the extent any CGEI insider or officer or director of CGEI has acquired CGEI Ordinary Shares, or subsequent to, CGEI’s initial public offering, he, she or it has agreed to vote these acquired shares in favor of the proposal to approve and adopt the Merger Agreement.

Q:           What are the recommendations of CGEI’s board of directors?

A:           CGEI’s board of directors, or the CGEI board, has unanimously (i) approved the Merger Agreement and the consummation of the transactions contemplated thereby upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the terms of the business combination are fair to, and in the best interests of, CGEI and its shareholders, (iii) determined that the share capital increase and name change are in the best interest of CGEI and its shareholders, (iv) directed that the Merger Agreement be submitted to CGEI shareholders for adoption, (v) recommended that CGEI shareholders approve and adopt the Merger Agreement and the amendments to the memorandum and articles of association of CGEI, (vi) declared the advisability of the Merger Agreement, and (vii) determined that all the proposals are in the best interest of the CGEI shareholders.

The CGEI board unanimously recommends that CGEI shareholders vote:

•           “FOR” the proposal to approve and adopt the Merger Agreement;

•           “FOR” the proposal to amend the memorandum and articles of association to increase the authorized share capital;

•           “FOR“ the proposal to amend the memorandum and articles of association to change CGEI’s name; and

•           “FOR” the proposal to approve the adjournment of the extraordinary general meeting (if it is necessary or appropriate to solicit additional proxies because there are not sufficient votes to approve and adopt Proposals 1 and 2).

See “The Business Combination — Recommendation of the CGEI Board; CGEI’s Reasons for the Business Combination” beginning on page 162.

Q:           Do CGEI shareholders have redemption rights?

A:           Yes. CGEI is providing its shareholders with the opportunity to redeem their CGEI Ordinary Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, less franchise and income taxes payable, upon the consummation of the business combination, subject to certain limitations. There will be no redemption rights upon the consummation of the business combination with respect to CGEI warrants. CGEI’s initial shareholders have agreed not to exercise their redemption rights with respect to their founder and any other ordinary shares they may hold in connection with the consummation of the business combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

Each holder of CGEI Ordinary Shares may elect to redeem his, her or its shares irrespective of whether he, she or it votes for or against the approval of the CGEI merger proposal and the amendments to the memorandum and articles of association of CGEI. CGEI has no specified maximum redemption threshold. However, CGEI will not consummate the business combination unless it has at least $5.0 million of cash held either in or outside the trust account. CGEI’s Ordinary Shareholders will be able to redeem their shares up to the business day immediately prior to the vote on the merger proposal and the amendments to the memorandum and articles of association of CGEI.

Holders of CGEI Ordinary Shares together with any of their affiliates or any other person with whom they are acting in concert or as a “group” (as used in Section 13 of the Exchange Act) will be restricted from redeeming their shares with respect to more than an aggregate of 10% of the shares sold in CGEI’s initial public offering.

Q:           Will how I vote affect my ability to exercise redemption rights?

A:           No. You may exercise your redemption rights whether you vote your CGEI Ordinary Shares for or against the merger proposal and for the amendments to the memorandum and articles of association of CGEI.

Q:           How do I exercise my redemption rights?

A:           If you wish to exercise your redemption rights, you must:

•          send a letter to CGEI’s transfer agent, American Stock Transfer & Trust Company, at 6201 15th Avenue Brooklyn, NY, 11219, stating that you are exercising your redemption rights and demanding your CGEI Ordinary Shares be converted into cash; and

•           either:

º	physically tender, or if you hold your CGEI Ordinary Shares in “street name,” cause your broker to physically tender, your share certificates representing CGEI Ordinary Shares to CGEI’s transfer agent by [• ], 2013; or

º	deliver your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, to CGEI’s transfer agent by [• ], 2013.

You may elect to redeem your shares irrespective of whether you vote for or against the approval of the CGEI merger proposal.

Q:           What are the federal income tax consequences of exercising my redemption rights?

A:           CGEI shareholders who exercise their redemption rights to receive cash from the trust account in exchange for their CGEI Ordinary Shares generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the conversion in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the CGEI Ordinary Shares converted. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the conversion. A shareholder’s tax basis in his, her or its CGEI Ordinary Shares generally will equal the cost of such shares. A shareholder who purchased CGEI units will have to allocate the cost between the ordinary shares and the warrants comprising the units based on their relative fair market values at the time of the purchase. See “Material U.S. Federal Income Tax Consequences.”

Q:           If I am a CGEI warrant holder, can I exercise redemption rights with respect to my warrants?

A:           No. There are no redemption rights with respect to CGEI’s warrants.

Q:           What happens to the funds deposited in the trust account after completion of the business combination?

A:           Upon consummation of the business combination, the funds deposited in the trust account will be released (i) to pay CGEI Ordinary Shareholders who properly exercise their redemption rights, (ii) to pay transaction fees and expenses associated with the business combination, and (iii) for working capital and general corporate purposes of CGEI following the business combination.

Q:           What happens if the business combination is not consummated or is terminated?

A:           If CGEI does not effect the business combination or any other business combination before February 26, 2013, it will liquidate the trust account and distribute the amount held in the trust account, including interest but net of franchise and income taxes payable and less up to $100,000 of such net interest that may be released to CGEI from the trust account to pay liquidation expenses, to CGEI’s Ordinary Shareholders, subject in each case to CGEI’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. After distributing the proceeds of the trust account, CGEI will promptly distribute the balance of its net assets to its remaining shareholders according to CGEI’s plan of dissolution.

SUMMARY

The following summary highlights only selected information contained elsewhere in this proxy statement and may not contain all the information that may be important to you. Accordingly, you are encouraged to read this proxy statement carefully and in its entirety, including its annexes and the documents incorporated by reference in this proxy statement.. See the section entitled “Where You Can Find More Information” on page 208.

Parties to the Business Combination

China Growth Equity Investment Ltd.

CGEI, a Cayman Islands exempted limited liability company, was incorporated as a blank check company on January 18, 2010 with the purpose of directly or indirectly acquiring, through a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or similar business combination, an operating business, or control of such operating business through contractual arrangements, that has its principal business and/or material operations located in the PRC.

On June 2, 2011, CGEI completed an initial public offering of 5,000,000 units, which units consists of one Ordinary Share and one reedemable purchase warrant. CGEI has neither engaged in any operations, nor generated any revenues, nor incurred any debt or expenses other than in connection with its initial public offering and, thereafter, expenses related to identifying and pursuing acquisitions of targets and expenses related to liquidating its trust fund for the benefit of its holders of Ordinary Shares and reconstituting CGEI as an ongoing business company. It has incurred expenses only in connection with (i) the preparation and filing of its quarterly reports on Form 10-Q, annual reports on Form 10-K and prospectuses and (ii) travel expenses related to finding and developing acquisition candidates. CGEI’s believes its travel expense policies are consistent with good business practice.

Following the initial public offering in June 2011, units, Ordinary Shares and warrants in CGEI were listed on the Nasdaq Capital Market under the symbols CGEIU, CGEI and CGEIW, respectively. On [•], the latest practicable date before the printing of this proxy statement, the last reported sale price of the units, ordinary shares and warrants in CGEI on The Nasdaq Capital Market was $[•], $[•] and $[•], per unit, share and warrant, respectively.

CGEI’s principal executive offices are located at CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, 100025, PRC, and its telephone number is +86-10-6569-3988.

China Dredging Group Co., Ltd.

CDGC was incorporated in the British Virgin Islands on April 14, 2010. Through its PRC subsidiary, Fujian Service, CDGC provides specialized dredging services exclusively to the PRC marine infrastructure market and is, based on the number and capacity of the dredging vessels it operates, one of the leading independent (not state-owned) providers of such services in the PRC. Since its inception, CDGC has functioned exclusively as a specialist subcontractor, performing dredging services for other companies licensed to function as general contractors. CDGC engages in capital dredging, maintenance dredging and reclamation dredging projects and primarily sources its projects by subcontracting projects from general contractors.

CDGC’s ordinary shares are registered with the SEC, but are not listed on the Nasdaq, the NYSE, or the NYSE Amex, or another major international securities exchange.

CDGC’s principal executive offices are located at Floor 18, Tower A, Zhongshan Building No. 154, Hudong Road, Gulou District, Fuzhou City, Fujian Province 350001, PRC, and its telephone number is +86-591-8727-1266.

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

Pingtan Fishing was incorporated in Pingtan County, Fujian Province, PRC on February 27, 1998. Pingtan Fishing primarily engages in ocean fishery with many of its self-owned vessels within Indian EEZ and Arafura Sea of Indonesia, which is ranked highly as one of the leading private (i.e. not state-owned) supplier and trader of oceanic aquatic products in PRC.

Pingtan Fishing’s ordinary shares are currently not listed on the Nasdaq, the NYSE, the NYSE Amex, or any other major international securities exchange.

Pingtan Fishing’s principal executive office is located at Room 201, 3 Wandefu Garden, Cui Yuan North Road, Tancheng Township, Pingtan County, Fuzhou City, Fujian Province, PRC, and its telephone number is +86-591-87276590.

China Growth Dredging Sub Ltd.

China Growth Dredging Sub Ltd., or Merger Sub, will be a British Virgin Islands business company and a wholly-owned subsidiary of CGEI. Merger Sub will be organized solely for the purpose of effecting the merger. Merger Sub will be merged with and into CDGC, and, as a result, CDGC will become a wholly-owned subsidiary of CGEI. Merger Sub will not carry on any activities other than in connection with the business combination. Merger Sub’s principal executive offices will be located at CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, 100025, PRC.

Merchant Supreme Ltd.

Merchant Supreme is a British Virgin Island business company, which after the reorganization contemplated by the Pingtan Fishing share purchase agreement will hold an indirect controlling interest in Pingtan Fishing Merchant Supreme will have no other activities other than holding such interest. Merchant Supreme’s principal executive offices are located at Floor 19, Tower A, Zhongshan Building No. 154, Hudong Road, Gulou District, Fuzhou City, Fujian Province 350001, PRC.

The Proposed Business Combination

CGEI is proposing to acquire CDGC pursuant to the Merger Agreement. CGEI, CDGC, Founder and Merger Sub have entered into the Merger Agreement pursuant to which Merger Sub will merge with and into CDGC, with CDGC as the surviving entity. As a result of the transaction, former holders of CDGC Ordinary Shares and CDGC Preferred Shares will own CGEI Ordinary Shares converted at the ratio set forth in the Merger Agreement. In addition, CGEI will acquire Pingtan Fishing through the acquisition of Merchant Supreme which will control Pingtan Fishing pursuant to the Pingtan Fishing share purchase agreement.

For additional information on the merger, see “The Business Combination” beginning on page 162, and for additional information on the Merger Agreement and share purchase agreement, see “The Agreements” beginning on page 170.

Merger Consideration Received by CDGC Shareholders

Pursuant to the terms of the Merger Agreement, upon completion of the merger, each share of then-issued and outstanding CDGC Ordinary Shares and CDGC Preferred Shares will be redeemed and cancelled thereby transferring the entire economic interest in CDGC to CGEI as consideration for the issuance of the number of CGEI Ordinary Shares equal to CDGC Ordinary Shares and CDGC Preferred Shares multiplied by the Exchange Ratio. The Exchange Ratio is 0.82947 CGEI Ordinary Shares per each CDGC Ordinary Share or CDGC Preferred Share. The Exchange Ratio is subject to adjustment to reflect appropriately the effect of any division, combination, share dividend, extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, although no such events are currently contemplated. However, the Exchange Ratio will not be adjusted to reflect any changes in the market prices of CGEI Ordinary Shares.

CDGC shareholders will not receive any fractional CGEI Ordinary Shares in the merger. Instead, CGEI will issue one CGEI Ordinary Share to each holder of CDGC shares that would otherwise be entitled to a fraction of a CGEI Ordinary Share.

A description of the CGEI Ordinary Shares to be issued as merger consideration is set forth under the section entitled “Description of CGEI Securities” beginning on page 203.

Consideration to be Paid for Pingtan Fishing

Pursuant to the terms of the Pingtan Fishing share purchase agreement, all of the issued and outstanding shares of Merchant Supreme capital shares will be purchased by CGEI for an aggregate of 25,000,000 CGEI Ordinary Shares.

Total CGEI Shares to be Issued

Based on [• ] CGEI Ordinary Shares issued and outstanding as of [• ], 2012, the latest practicable date before the printing of this proxy statement, and assuming no CGEI Ordinary Shares are redeemed between [• ], 2012 and consummation of the business combination, the total number of CGEI Ordinary Shares issued and outstanding immediately following the consummation of the business combination will be approximately [• ]. Upon consummation of the business combination and assuming no redemptions by CGEI shareholders, current CGEI shareholders (including CGEI’s founders) will own approximately 7.75% of CGEI, former CDGC shareholders will own approximately 62.30% of CGEI and former Merchant Supreme shareholders will own approximately 29.95% of CGEI.

CGEI Extraordinary General Meeting

Date, Time and Place

An extraordinary general meeting of the shareholders of CGEI will be held at [• ] on [• ], 2013, at [• ], [• ] time, unless the extraordinary general meeting is adjourned or postponed.

Purposes of the Extraordinary General Meeting

At the extraordinary general meeting, CGEI shareholders will be asked to consider and vote upon the following matters and to transact such other business that may properly come before the meeting:

•	a proposal to approve and adopt the Merger Agreement;

•	a proposal to adopt an amendment to CGEI’s memorandum and articles of association to increase the authorized share capital;

•	a proposal to adopt an amendment to CGEI’s memorandum and articles of association to change CGEI’s name; and

•	a proposal to approve the adjournment of the extraordinary general meeting (if it is necessary or appropriate to solicit additional proxies because there are not sufficient votes to approve and adopt the Merger Agreement and the share capital increase authorization).

Record Date; Shares Entitled to Vote

Holders of CGEI Ordinary Shares as of the close of business on [• ], 2012, or the CGEI record date, are entitled to notice of, and to vote at, the extraordinary general meeting or one or more adjournments thereof. Each CGEI Ordinary Share is entitled to one vote.

As of the CGEI record date, [• ] CGEI Ordinary Shares were issued and outstanding and entitled to vote at the CGEI extraordinary general meeting.

Vote Required

Proposal to Approve and Adopt the Merger Agreement by CGEI shareholders:

The merger proposal requires the affirmative vote of holders of a majority of the CGEI Ordinary Shares issued and outstanding, entitled to vote and voting at the extraordinary general meeting.

Proposal to Adopt Share Increase Authorization by CGEI shareholders:

The share increase authorization proposal requires the affirmative vote of holders of a majority of the CGEI Ordinary Shares issued and outstanding, entitled to vote and voting at the extraordinary general meeting.

Proposal to Adopt Name Change:

The name change proposal requires the affirmative vote of two thirds of the the members present, in person or by proxy, and voting at the extraordinary general meeting.

Proposal to Approve the Adjournment of the Extraordinary General Meeting by CGEI shareholders:

Approving the adjournment of the extraordinary general meeting (if it is necessary or appropriate to solicit additional proxies because there are not sufficient votes to approve and adopt the Merger Agreement and the share capital increase authorization) requires the affirmative vote two thirds of the members present, in person or by proxy, and voting at the extraordinary general meeting. If a quorum is not present the directors may adjourn the meeting to a time and place they think fit.

Recommendation of the CGEI Board

The CGEI board has unanimously (i) approved the Merger Agreement and the consummation of the transactions contemplated thereby upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the terms of the business combination are fair to, and in the best interests of, CGEI and its shareholders, (iii) directed that the Merger Agreement be submitted to CGEI shareholders for approval and adoption, (iv) recommended that CGEI shareholders approve and adopt the Merger Agreement and the amendments to the CGEI memorandum and articles of association and (v) declared the advisability of the Merger Agreement.

THE CGEI BOARD UNANIMOUSLY RECOMMENDS THAT CGEI SHAREHOLDERS VOTE:

•	“FOR” THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT;

•	“FOR” THE PROPOSAL TO AMEND THE MEMORANDUM AND ARTICLES OF ASSOCIATION TO INCREASE THE AUTHORIZED SHARE CAPITAL;

•	“FOR” THE PROPOSAL TO AMEND THE MEMORANDUM AND ARTICLES OF ASSOCIATION TO CHANGE CGEI’S NAME; AND

•	“FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE EXTRAORDINARY GENERAL MEETING (IF IT IS NECESSARY OR APPROPRIATE TO SOLICIT ADDITIONAL PROXIES BECAUSE THERE ARE NOT SUFFICIENT VOTES TO APPROVE AND ADOPT THE MERGER AGREEMENT and SHARE CAPITAL INCREASE AUTHORIZATION).

See “The Business Combination — Recommendation of the CGEI Board; CGEI’s Reasons for the Business Combination” beginning on page 164.

Interests of Officers and Directors in the Business Combination

Certain of CGEI’s executive officers and directors have financial interests in the business combination that are different from, or in addition to, the interests of CGEI’s shareholders, other than the insider shareholders. The members of the CGEI board were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the transactions contemplated thereby and in recommending to CGEI’s shareholders, that the Merger Agreement be approved and adopted. These interests are described in more detail in the sections of this document entitled “The Business Combination — Interests of CGEI’s Directors and Officers in the Business Combination”.

Material U.S. Federal Income Tax Consequences

There will be no tax consequences from the merger for CGEI shareholders except as to shareholders who choose to redeem their shares.

Tax matters are very complicated, and the tax consequences of the merger to a particular shareholder will depend on such shareholder’s circumstances. Accordingly, CGEI urges you to consult your tax advisor for a full understanding of the tax consequences of the merger to you, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws. For a more complete discussion of the material U.S. federal income tax consequences of the merger, see “Material U.S. Federal Income Tax Consequences” on page 167.

Officers and Directors of CGEI

Upon completion of the business combination, the following individuals will serve as directors and executive officers of CGEI:

Name	Position

Xinrong Zhuo	Chairman of the Board and Chief Executive Officer

Bin Lin	Senior Vice President and Director

Alfred Ho	Chief Financial Officer

Lin Bao	Director

Yeliang Zhou	Director

Zengbiao Zhu	Director

Xuesong Song	Director

Jin Shi	Director

For more information on the new directors and management of CGEI, see “CGEI Executive Officers and Directors upon Completion of Business Combination” beginning on page 188.

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF CGEI

The following table sets forth selected historical financial information derived from CGEI’s unaudited financial statements included elsewhere in this proxy statement for the six months ended June 30, 2012 and 2011 and from CGEI’s audited financial statements included elsewhere in this proxy statement for the year ended December 31, 2011 and for the period from January 18, 2010 (inception) through December 31, 2010.

The historical results of CGEI included below and elsewhere in this proxy statement are not necessarily indicative of the future performance of CGEI. You should read the following selected financial data in conjunction with “Unaudited Pro Forma Condensed Combined Financial Data”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under the section “Information About CGEI” and the financial statements and the related notes appearing elsewhere in this proxy statement.

				For the period
				from January 18,
	Six months ended June 30,		Year ended	2010 (Inception)
	2012	2011	December 31,	to December 31,
Statement of Operations Data:	(Unaudited)	(Unaudited)	2011	2010
Formation and operating costs	$(317,351)	$(84,946)	$(310,075)	$(11,248)
Interest income	8,248	-	5,577	-
Interest expense	-	(7,738)	(7,739)	(12,161)
Other (expense) income	(725)	-	678	-
Net loss	$(309,828)	$(92,684)	$(311,559)	$(23,409)

Weighted average shares issued and outstanding	6,250,000	2,548,444	4,426,677	1,955,000
Basic and diluted net loss per share	$(0.05)	$(0.04)	$(0.07)	$(0.01)

Balance Sheet Data:
Cash	$12,476	$971,055	$134,028	$167,374
Advances to Affiliate	230,498	-	382,830	-
Investments held in trust at amortized cost	50,263,824	50,250,000	50,255,577	-
Total Assets	50,580,548	51,221,055	50,873,279	278,864
Maximum ordinary shares, subject to possible redemption 4,308,631, 4,360,086, 4,339,460 and 0 shares stated at conversion value at June 30, 2012, 2011 and December 31, 2011 and 2010, respectively	43,301,744	43,818,866	43,611,572	-
Total shareholders’ equity	5,000,001	5,000,001	5,000,001	21,491

Cash Flow Data:
Net cash used in operating activities	$(114,768)	$(70,825)	$(780,255)	$(6,781)
Net cash used in investing activities	(6,784)	(50,250,000)	(50,255,577)	-
Net cash provided by financing activities	-	51,124,506	51,002,486	174,155

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF CDGC

CGEI is providing the information set forth below to assist you in your analysis of the financial aspects of the business combination. CDGC’s balance sheet data as of June 30, 2012 and the statements of income and cash flows data for the six months ended June 30, 2012 and 2011 are derived from CDGC’s unaudited financial statements, which are included elsewhere in this proxy statement.

CDGC’s balance sheet data as of December 31, 2011 and 2010 and statements of income and cash flows data for the years ended December 31, 2011 and 2010 are derived from CDGC’s audited financial statements, which are included elsewhere in this proxy statement.

This information should be read together with financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of CDGC.

(In U.S. Dollars, except number of shares)

	For the Six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31,	December 31,
Statement of Income Data:	(Unaudited)	(Unaudited)	2011	2010
Revenue	$119,094,081	$107,355,835	$226,953,070	$131,405,665
Gross Profit	63,498,852	61,368,982	128,046,084	72,682,137
Operating income	58,846,039	57,217,058	118,601,366	65,522,344
Net income before income taxes and minority interest	58,256,571	64,361,337	126,499,331	64,790,676
Net income before non-controlling interest	58,256,571	64,361,337	126,499,331	64,790,676
Net income	43,392,735	49,934,966	96,392,261	48,234,280

Weighted average ordinary shares — basic	52,677,323	52,677,323	52,677,323	52,264,994
Weighted average number of diluted ordinary shares	62,690,310	62,690,310	62,690,310	52,264,994
Basic earnings per share	$0.82	$0.83	$1.71	$0.50
Diluted earnings per share	0.69	0.80	1.54	0.50

Balance Sheet Data:
Total current assets	$204,873,323	$128,594,047	$160,257,293	$102,411,948
Total assets	322,892,811	233,311,373	283,299,242	179,235,351
Total current liabilities	23,415,730	18,868,882	24,287,264	11,910,076
Total liabilities	23,415,730	27,538,653	24,287,264	27,529,071
Shareholder's equity	249,412,146	155,707,785	208,947,043	107,776,357

Cash Flows Data:
Net cash provided by operating activities	$47,296,699	$42,457,539	$67,151,092	$51,757,688
Net cash used in investing activities	-	(28,237,572)	(47,811,882)	(24,965,015)
Net cash provided by/(used in) financing activities	1,006	(983,702)	12,408	36,894,673
Net increase in cash	47,297,705	13,236,265	19,351,618	63,687,346

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF PINGTAN FISHING

Because Merchant Supreme currently does not have any operating activities, it would not be significant to CGEI. Following the reorganization with Pingtan Fishing, Merchant Supreme will have no activities other than holding an indirect controlling interest in Pingtan Fishing, and its financial statements will effectively be those of Pingtan Fishing (with Pingtan Fishing treated as the accounting acquiror). For this reason, CGEI is including the financial data of Pingtan Fishing in this proxy statement to assist you in your analysis of the financial aspects of the business combination. Pingtan Fishing’s balance sheet as of June 30, 2012 and the related statements of operations, shareholders’ equity and cash flows for the six months ended June 30, 2012, and the period from January 1, 2012 to June 30, 2012 are derived from Pingtan Fishing’s unaudited financial statements, which are included elsewhere in this proxy statement.

Pingtan Fishing’s balance sheet data as of December 31, 2011 and statements of income and cash flows data for the years ended December 31, 2011 and 2010 are derived from Pingtan Fishing’s audited financial statements, which are included elsewhere in this proxy statement.

This information should be read together with financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of Pingtan Fishing.

(In U.S. Dollars)

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December	December 31,
Statement of Income Data:	(Unaudited)	(Unaudited)	31, 2011	2010
Revenue	$25,944,626	$10,867,161	$25,600,636	$14,548,027
Gross Profit	7,965,822	6,395,855	11,000,057	5,400,878
Operating income	7,353,132	6,091,758	10,365,242	4,830,120
Net income before income taxes and minority interest	6,008,947	6,637,053	10,440,337	4,502,945
Net income	6,008,947	6,637,053	10,440,337	4,502,945
Comprehensive income	6,202,932	7,035,461	11,181,735	4,906,733

Balance Sheet Data:
Total current assets	$128,306,957	$41,921,760	$69,015,422	$38,611,742
Total assets	138,142,042	44,204,727	75,383,351	39,682,914
Total current liabilities	79,884,423	22,924,646	49,956,995	25,438,293
Total liabilities	106,513,471	22,924,646	49,956,995	25,438,293
Shareholder's equity	31,628,571	21,280,081	25,426,356	14,244,621

Cash Flows Data:
Net cash provided by operating activities	$1,307,443	$10,227,681	$7,060,220	$5,898,007
Net cash used in investing activities	(40,232,318)	(3,040,010)	(29,435,226)	(11,211,329)
Net cash provided by financing activities	37,330,178	(7,444,255)	23,642,852	5,609,712
Net increase in cash	(1,579,020)	(248,106)	1,308,264	309,376

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The selected unaudited pro forma condensed combined financial data has been derived from, and should be read in conjunction with, the unaudited condensed combined financial statements included elsewhere in this proxy statement.

The unaudited pro forma condensed balance sheet data combines the historical financial position of CDGC, Pingtan Fishing and CGEI as of June 30, 2012, giving effect to the business combination as if it had been completed on June 30, 2012. The unaudited pro forma condensed combined income statements give effect to the business combination as if it took place on January 1, 2011.

The historical financial data has been adjusted to give effect to pro forma events that are related and/or directly attributable to the business combination, are factually supportable and, in the case of the unaudited pro forma statement of income data, are expected to have a continuing impact on the combined results. The adjustments presented in the unaudited pro forma condensed combined financial data have been identified and presented in “Unaudited Pro Forma Condensed Combined Financial Data” to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the business combination.

This information should be read together with CDGC’s, Pingtan Fishing’s and CGEI’s financial statements and related notes, “Unaudited Pro Forma Condensed Combined Financial Data”, “Information About CGEI – Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “ Information About China Dredging Group Co., Ltd. - Management’s Discussion and Analysis of Financial Condition and Results of Operations ” and “ Information About Pingtan Fishing - Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma financial data are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or the future financial position or operating results of the combined company.

	As of June 30, 2012
	Assuming No Redemption Pro Forma Combined	Assuming Max Redemption Pro Forma Combined
Selected Balance Sheet Data
Cash and cash equivalents	$205,040,987	$161,739,243
Accounts receivable/Account receivable - third party customers/Account receivable - related parties	32,304,197	32,304,197
Cost and estimated earnings in excess of billings on contracts in progress	19,595,364	19,595,364
Other receivables/Other receivables - third parties	10,115,916	10,115,916
Due from related parties	80,815,965	80,815,965
Property, plant and equipment, net	56,612,641	56,612,641
Security deposits	48,418,070	48,418,070
Total assets	507,742,841	464,441,097
Short-term loans	30,546,515	30,546,515
Accounts payable/Accounts payable - third party suppliers/Accounts payable - related parties	9,385,254	9,385,254
Accrued liabilities and other payables/Other payables and accrued liabilities - third parties	1,783,466	1,783,466
Due to related parties	42,228,319	42,228,319
Total shareholders’ equity	377,813,640	334,511,896
Shares outstanding	83,465,000	78,962,376

Selected Statement of Operations Data
Total revenue/Contract revenue	$145,038,707	$145,038,707
Gross profit	71,464,674	71,464,674
Net income for the six months ended June 30, 2012	49,401,682	49,401,682

Per share data
Basic net income per ordinary share	$0.59	$0.63
Diluted net income per ordinary share	0.59	0.63

COMPARATIVE PER SHARE DATA

The following table sets forth selected historical equity ownership information for CGEI, CDGC and Pingtan Fishing and unaudited pro forma combined per share data after giving effect to the business combination, assuming (i) that no holders of CGEI Ordinary Shares exercise their redemption rights and CGEI does not make any permitted repurchases of CGEI Ordinary Shares and (ii) that holders of CGEI Ordinary Shares have properly exercised their redemption rights and/or CGEI has made permitted repurchases of CGEI Ordinary Shares subject to the condition that the amount of cash held in trust is not less than $5,000,001, after giving effect to the redemption and/or repurchases but prior to expenses and certain other amounts. Pro forma per share data for CDGC and Pingtan Fishing is not separately presented as CDGC and Pingtan Fishing shares can be exchanged for CGEI Ordinary Shares on a one for one basis. CGEI is providing this information to aid you in your analysis of the financial aspects of the business combination. The historical information should be read in conjunction with the sections entitled “Selected Consolidated Historical Financial Data of CDGC”, “Selected Consolidated Historical Financial Data of Pingtan Fishing” and “Selected Historical Financial Data of CGEI” included elsewhere in this proxy statement. The unaudited pro forma per share data is derived from, and should be read in conjunction with the section entitled “Unaudited Pro Forma Condensed Combined Financial Data” included elsewhere in this proxy statement.

The unaudited pro forma consolidated per share data does not purport to represent what the actual results of operations of CGEI, CDGC and Pingtan Fishing would have been had the business combination been consummated at an earlier date or to project CGEI’s, CDGC’s or Pingtan Fishing’s results of operations that may be achieved after the business combination. The unaudited pro forma book value per share data below does not purport to represent what the value of CGEI, CDGC and Pingtan Fishing would have been had the business combination been consummated at an earlier date nor the book value per share for any future date or period.

	Six months ended June 30, 2012	Year ended December 31, 2011
China Growth Equity Investment Ltd. - Historical
Loss per share from continuing operations - Basic	$(0.05)	$(0.07)
Loss per share from continuing operations - Diluted	(0.05)	(0.07)
Cash dividends declared per ordinary share	-	-
Book value per share of ordinary shares	0.80	0.80

	Six months ended June 30, 2012	Year ended December 31, 2011
China Dredging Group Co., Ltd – Historical
Income per share from continuing operations – Basic	$0.82	$1.71
Income per share from continuing operations – Diluted	0.69	1.44
Cash dividends declared per ordinary share	-	-
Book value per ordinary share	4.73	3.97

	Six months ended June 30, 2012	Year ended December 31, 2011
Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. - Historical
Income per share from continuing operations - Basic	$-	$-
Income per share from continuing operations - Diluted	-	-
Cash dividends declared per ordinary share	-	-
Book value per ordinary share	-	-

	Six months ended June 30, 2012	Year ended December 31, 2011
Pro Forma Per Share of the Combined Company - Historical
Assuming no redemptions:
Income per share from continuing operations - Basic	$0.59	$1.23
Income per share from continuing operations - Diluted	0.59	1.23
Book value per ordinary share	4.53	NA
Assuming maximum redemptions:
Income per share from continuing operations - Basic	$0.63	$1.31
Income per share from continuing operations - Diluted	0.63	1.31
Book value per ordinary share	4.24	NA

MARKET PRICE AND DIVIDEND INFORMATION

CGEI ordinary shares are quoted on the Nasdaq Capital Market under the symbol “CGEI”. CGEI warrants are quoted on the Nasdaq Capital Market under the symbol “CGEIW”. CGEI units are quoted on the Nasdaq Capital Market under the symbol “CGEIU”. The following table sets forth, for the periods indicated, the high and low sales prices per CGEI Ordinary Share, warrant and unit on the Nasdaq Capital Market.

	CGEI Ordinary Shares		CGEI Warrants		CGEI Units
	High	Low	High	Low	High	Low
Fiscal Year 2011
First Quarter	-	-	-	-	-	-
Second Quarter	-	-	-	-	10.20	9.99
Third Quarter	9.50	9.49	0.53	0.39	11.00	9.95
Fourth Quarter	9.56	9.44	0.50	0.44	10.20	9.86
Fiscal Year 2012
First Quarter	9.82	9.52	0.55	0.45	10.02	9.80
Second Quarter	9.80	9.61	0.60	0.40	10.08	9.92
Third Quarter	10.36	9.70	0.51	0.24	10.00	9.92

Neither CGEI, CDGC nor Pingtan Fishing has paid dividends on ordinary shares during 2012 or 2011.

There were 6,250,000, 8,966,667 and 5,000,000 holders of CGEI Ordinary Shares, warrants and units, respectively, as of October 19, 2012

CDGC is a privately held company and there is no established public trading market for its ordinary shares.

Pingtan Fishing is a privately held company and there is no established public trading market for its ordinary shares.

RISK FACTORS

In addition to the other information contained in or incorporated by reference into this proxy statement, you should carefully consider the following risk factors in deciding whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement.

Risk Factors Relating to the Business Combination

Failure to successfully combine and integrate the businesses of CGEI, CDGC and Pingtan Fishing in the expected time frame may adversely affect CGEI’s future results.

The success of the business combination will depend, in part, on CGEI’s ability to realize the anticipated benefits from combining the businesses of CGEI, CDGC and Pingtan Fishing as further described in the section titled “The Business Combination — Recommendation of the CGEI Board; CGEI’s Reasons for the Business Combination” beginning on page 164. To realize these anticipated benefits, the businesses of CGEI, CDGC and Pingtan Fishing must be successfully integrated and combined. CGEI, CDGC and Pingtan Fishing have been independent, and they will continue to be operated as such until the completion of the business combination. The management of CGEI may face significant challenges in consolidating the functions of CDGC, Pingtan Fishing and CGEI, integrating the technologies, organizations, procedures, policies and operations, as well as addressing the different business cultures at the three companies, and retaining key personnel. If the combined company is not successfully integrated, the anticipated benefits of the business combination may not be realized fully or at all or may take longer to realize than expected. The integration may also be complex and time consuming, and require substantial resources and effort. The integration process and other disruptions resulting from the business combination may also disrupt each company’s ongoing businesses and/or adversely affect their relationships with employees, customary regulators and others with whom they have business or other dealings.

Obtaining required regulatory approvals may prevent or delay completion of the business combination or reduce the anticipated benefits of the business combination or may require changes to the structure or terms of the business combination.

Consummation of the business combination is conditioned upon, among other things, the expiration or termination of the waiting period (and any extensions thereof) applicable to the business combination under the HSR Act. At any time before or after the business combination is consummated, any of the U.S. Department of Justice, which is referred to as the DOJ, the Federal Trade Commission, which is referred to as the FTC, or U.S. state attorneys general could take action under the antitrust laws in opposition to the business combination, including seeking to enjoin completion of the business combination, condition completion of the business combination upon the divestiture of assets of CGEI, CDGC, Pingtan Fishing or their subsidiaries or impose restrictions on CGEI’s post-consummation operations. These could negatively affect the results of operations and financial condition of the combined company following completion of the business combination. Any such requirements or restrictions may prevent or delay completion of the business combination or may reduce the anticipated benefits of the business combination, which could also have a material adverse effect on the combined company’s business and cash flows, financial condition and results of operations. Additionally, CGEI has agreed to take certain actions, conditioned on the closing, to the extent necessary to ensure satisfaction, on or prior to the outside date (as it may be extended), of certain conditions to the closing of the business combination relating to regulatory approvals. Certain of these actions may be taken after receipt of the CGEI business combination approval.

The loss of CDGC’s or Pingtan Fishing’s key personnel could negatively affect the operations and profitability of CGEI.

Although CGEI contemplates that certain members of CDGC’s and Pingtan Fishing’s respective management teams will transition to positions in CGEI following the business combination, it is possible that members of the management of CDGC or Pingtan Fishing will not wish to make such a transition. In addition, while it is anticipated that CGEI and certain members of CDGC’s and Pingtan Fishing’s senior management will enter into employment agreements, such agreements with CGEI have not been finalized. The loss of CDGC’s or Pingtan Fishing’s key personnel could negatively affect the operations and profitability of CGEI.

The amount of merger consideration is fixed and not subject to adjustment based on the market price of CGEI Ordinary Shares.

The consideration to be received by the holders of CDGC or Merchant Supreme shares in the business combination consists of CGEI Ordinary Shares. The Merger Agreement and Pingtan Fishing share purchase agreement do not include an exchange ratio or adjustment mechanism based on the market price of CGEI Ordinary Shares for the determination of the amount of merger consideration that will be paid.

The value of the CGEI Ordinary Shares issued in the business combination will depend on its market price at the time of the business combination, as the exchange ratio for the CGEI Ordinary Shares at the closing of the business combination is fixed.

Pursuant to the Merger Agreement and the Pingtan Fishing share purchase agreement, the exchange ratio used to determine the number of CGEI Ordinary Shares that CDGC and Merchant Supreme shareholders will receive is unaffected by the share price of CGEI Ordinary Shares, as reflected on the Nasdaq Capital Market. Increases in the value of CGEI Ordinary Shares will result in a higher price being paid by CGEI Ordinary Shares for CDGC and Merchant Supreme shares and more value received by CDGC and Merchant Supreme shareholders in the business combination. Pursuant to the Merger Agreement and the Pingtan Fishing share purchase agreement, respectively, CGEI will not have the right to terminate or renegotiate the Merger Agreement and the Pingtan Fishing share purchase agreement or to re-solicit proxies as a result of any increase in the value of CGEI Ordinary Shares.

The market price of CGEI Ordinary Shares could decline as a result of the large number of shares that will become eligible for sale after consummation of the business combination.

If the business combination is consummated, some of the new CGEI Ordinary Shares issued as consideration will become saleable beginning three month after the closing of the business combination. Consequently, after such period, a substantial number of additional CGEI Ordinary Shares will be eligible for resale in the public market. Current shareholders of CGEI and former shareholders of CDGC and Merchant Supreme may not wish to continue to invest in the operations of the combined company after the business combination, or for other reasons, may wish to dispose of some or all of their interests in CGEI after the business combination. Sales of substantial numbers of shares of both the newly issued and the existing CGEI Ordinary Shares in the public market following the business combination or could adversely affect the market price of such shares.

If the conditions to the merger are not met or waived, the merger will not occur.

Even if the Merger Agreement is approved and adopted by the shareholders of CGEI, specified conditions must be satisfied or waived to complete the business combination. These conditions are described in the sections entitled “The Agreements — Description of the Merger Agreement” and “The Agreements — Description of the Pingtan Fishing Share Purchase Agreement” of the proxy statement and in the Merger Agreement attached hereto as Annex A and the Pingtan Fishing share purchase agreement attached hereto as Annex B. All of the conditions may not be satisfied. If the conditions are not satisfied or waived, the business combination will not occur or will be delayed, which would result in the loss of some or all of the expected benefits of the business combination.

Because Pingtan Fishing is a private company, CGEI may be required to expend substantial sums in order to bring it into compliance with the various reporting requirements applicable to public companies and/or to prepare required financial statements, and such efforts may harm CGEI operating results or be unsuccessful altogether.

Pingtan Fishing is not subject to many of the requirements applicable to public companies, including Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, which requires that Pingtan Fishing evaluate and report on its system of internal controls. In addition, CGEI will need to evaluate the system of internal controls for CDGC and integrate the systems of internal control for CGEI, CDGC and Pingtan Fishing Furthermore, CGEI may not have the ability to conduct a formal evaluation of CDGC’s and Pingtan Fishing’s internal controls over financial reporting prior to the consummation of the business combination. If CGEI’s finance and accounting staff or internal controls over financial reporting are inadequate, it may be required to hire additional staff and incur substantial legal and accounting costs to address such inadequacies. Moreover, CGEI cannot be certain that its remedial measures will be effective. Any failure to implement required or improved controls, or difficulties encountered in their implementation, could harm CGEI’s operating results or increase its risk of material weaknesses in internal controls.

CGEI, CDGC and Pingtan Fishing will be subject to business uncertainties and contractual restrictions while the business combination is pending.

Uncertainty about the effect of the business combination on employees and customers may have an adverse effect on CGEI, CDGC or Pingtan Fishing and consequently on the combined company. These uncertainties may impair CDGC’s or Pingtan Fishing’s ability to retain and motivate key personnel and could cause customers and others that deal with CDGC or Pingtan Fishing to defer entering into contracts with CDGC or Pingtan Fishing or making other decisions concerning CDGC or Pingtan Fishing or seek to change existing business relationships with CDGC or Pingtan Fishing. Certain of CDGC’s and Pingtan Fishing’s agreements with their customers have provisions that may allow such customers to terminate the agreements if the business combination is completed. If key employees depart because of uncertainty about their future roles and the potential complexities of the business combination, CGEI’s, CDGC’s and Pingtan Fishing’s business could be harmed. In addition, the Merger Agreement and the Pingtan Fishing share purchase agreement restrict CGEI, CDGC and Pingtan Fishing from making certain acquisitions and taking other specified actions until the business combination occurs without the consent of the other party. These restrictions may prevent CGEI from pursuing attractive business opportunities that may arise prior to the completion of the business combination. See the section entitled “The Agreements — Description of the Merger Agreement — Additional Agreements” beginning on page 174 for a description of the restrictive covenants applicable to CGEI.

Certain directors and executive officers of CGEI may have interests in the business combination that are different from, or in addition to or in conflict with, yours.

Executive officers of CGEI negotiated the terms of the business combination and the CGEI board approved the Merger Agreement and the transactions contemplated thereby and unanimously recommend that you vote in favor of the proposal to approve and adopt the Merger Agreement. These directors and executive officers may have interests in the business combination that are different from, or in addition to or in conflict with, yours. These interests include continued positions of certain directors of CGEI as directors of CGEI, and the indemnification of former CGEI directors and CGEI officers by CGEI and the surviving company. You should be aware of these interests when you consider your board of directors’ recommendation that you vote in favor of the approval and adoption of the merger agreement and the consummation of the transactions contemplated thereby. For a discussion of the interests of directors and executive officers in the business combination, see “The Business Combination — Interests of the Current CGEI Directors and Officers in the Business Combination” beginning on page 166.

CGEI shareholders will have a reduced ownership and voting interest after consummation of the business combination and will exercise less influence over management.

After the completion of the business combination, the CGEI shareholders will own a smaller percentage of CGEI than they currently own. Upon completion of the business combination, it is anticipated that CGEI shareholders (including CGEI’s founders) shareholders will hold approximately 7.75% of the ordinary CGEI shares issued and outstanding immediately after the consummation of the business combination, assuming that no CGEI Ordinary Shareholder exercise their redemption rights. Consequently, CGEI shareholders, as a group, will each have reduced ownership and voting power in the combined company compared to their ownership and voting power in CGEI. In particular, CGEI shareholders, as a group, will have less than a majority of the ownership and voting power of CGEI and, therefore, will be able to exercise less collective influence over the management and policies of CGEI than they currently do.

Failure to complete the business combination could negatively affect the share prices, businesses and financial results of CGEI.

If the business combination is not completed, the ongoing businesses of CGEI may be adversely affected and CGEI will be subject to several risks and consequences, including the following:

•	CGEI may be required, under certain circumstances, to pay the other party a termination fee of $3 million (depending on the specific circumstances);

•	CGEI will be required to pay certain costs relating to the business combination, whether or not the business combination is completed, such as significant fees and expenses relating to financing arrangements and legal, accounting, financial advisor and printing fees;

•	CGEI may be required to pay significant fees and expenses relating to financing arrangements, whether or not the business combination is completed, which may include investment banking fees and commissions, commitment fees, early termination or redemption premiums, professional fees and other costs and expenses;

•	under the Merger Agreement, CGEI is subject to certain restrictions on the conduct of its business prior to completing the business combination which may adversely affect its ability to execute certain of its business strategies;

•	under the Pingtan Fishing share purchase agreement, CGEI may be obligated to pay Merchant Supreme a $3 million termination fee (depending on the specific circumstances); and

•	matters relating to the business combination may require substantial commitments of time and resources by CGEI management, which could otherwise have been devoted to other opportunities that may have been beneficial to CGEI as an independent company.

In addition, if the business combination is not completed, CGEI and may experience negative reactions from the financial markets. CGEI also could be subject to litigation related to a failure to complete the business combination or to enforce its respective obligations under the Merger Agreement and the Pingtan Fishing share purchase agreement. If the business combination is not consummated, the risks described may materially affect the business, financial results and share prices of CGEI.

CGEI, CDGC and Pingtan Fishing will incur significant transaction and merger-related transition costs in connection with the business combination.

CGEI, CDGC and Pingtan Fishing expect that they will incur significant, non-recurring costs in connection with consummating the business combination and integrating the operations of CGEI, CDGC and Pingtan Fishing. CGEI may incur additional costs to maintain employee morale and to retain key employees. CGEI, CDGC and Pingtan Fishing will also incur significant fees and expenses relating to financing arrangements and legal, accounting and other transaction fees and costs associated with the business combination. Some of these costs are payable regardless of whether the business combination is completed. Moreover, under specified circumstances, CGEI may be required to pay a termination fee of $3 million (depending on the specific circumstances) if the business combination is not consummated. See “The Agreements — Description of the Merger Agreement — Termination and Abandonment” beginning on page 177 and “The Agreements — Description of Pingtan Fishing Share Purchase Agreement — Termination and Termination Fee” beginning on page 184.

The unaudited pro forma financial information included in this document may not be indicative of what CGEI’s actual financial position or results of operations would have been.

The unaudited pro forma financial information in this proxy statement is presented for illustrative purposes only, has been prepared based on a number of assumptions and is not necessarily indicative of what the combined company’s actual financial position or results of operations would have been had the business combination been completed on the dates indicated. The unaudited pro forma consolidated financial information does not reflect any cost savings, operating synergies or revenue enhancements that the combined companies may achieve as a result of the business combination or the costs to combine the operations of CGEI and CDGC or the costs necessary to achieve these cost savings, operating synergies and revenue enhancements. See “Unaudited Condensed Combined Pro Forma Financial Data” beginning on page 193 for more information.

CGEI’s working capital will be reduced if CGEI shareholders exercise their right to redeem their shares for cash, which reduced working capital may adversely affect CGEI’s business and future operations.

Pursuant to CGEI’s amended and restated memorandum and articles of association, CGEI shareholders may demand that CGEI redeem their shares, calculated as of one business day prior to the anticipated consummation of the business combination, into a pro rata share of the trust account. If the amount remaining in the trust account after these expenses are paid is insufficient to fund CGEI’s working capital requirements, CGEI would need to seek to borrow funds necessary to satisfy such requirements. Such funds may not be available to CGEI on terms favorable to it or at all. If such funds were not available to CGEI, it may adversely affect CGEI’s operations and profitability.

CGEI’s warrants may be exercised in the future, which would increase the number of shares eligible for future resale in the public market and result in dilution to CGEI’s shareholders.

Outstanding warrants to purchase an aggregate of 3,966,667 CGEI Ordinary Shares will become exercisable after the consummation of the business combination. These warrants likely will be exercised only if the $12 per share exercise price is below the market price of the CGEI Ordinary Shares. To the extent such warrants are exercised, additional CGEI Ordinary Shares will be issued, which will result in dilution to the holders of ordinary shares in the share capital of CGEI and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of CGEI’s Ordinary Shares.

If CGEI shareholders fail to deliver their shares in accordance with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares in the share capital of CGEI for a pro rata portion of the trust account.

CGEI shareholders may demand that CGEI convert their shares into a pro rata portion of the trust account, calculated as of one business day prior to the anticipated consummation of the merger. CGEI shareholders who seek to exercise this redemption right must deliver their shares (either physically or electronically) to American Stock Transfer & Trust Company, CGEI’s transfer agent, prior to the CGEI extraordinary general meeting. Any CGEI shareholder who fails to deliver his or her shares in accordance with the procedures described in this proxy statement will not be entitled to redeem his or her shares into a pro rata portion of the trust account. See the section entitled “The Business Combination — Redemption Rights of CGEI Shareholders” for the procedures to be followed if you wish to redeem your shares to cash.

The exercise of discretion by CGEI’s directors’ and officers’ in agreeing to changes or waivers in the terms of the business combination may result in a conflict of interest when determining whether such changes to the terms of the merger or waivers of conditions are appropriate and in shareholders’ best interests.

In the period leading up to the closing of the business combination, events may occur that, pursuant to the Merger Agreement or the Pingtan Fishing share purchase agreement that would require CGEI to agree to amend such agreement to consent to certain actions taken by the other parties to the agreement or to waive rights that they are entitled to under such agreements. Such events could arise because of changes in the course of the respective business of another party to the business combination, a request by another party to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on CGEI’s businesses and would entitle CGEI to terminate the agreement. In any of such circumstances, it would be discretionary on CGEI, acting through its respective board of directors, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described in preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he or she may believe is best for CGEI and what he may believe is best for himself in determining whether or not to take the requested action. As of the date of this proxy statement, CGEI does not believe there will be any changes or waivers that its respective directors and officers would be likely to make after shareholder approvals of the merger proposal have been obtained. While certain changes could be made without further shareholder approval, CGEI will circulate a new or amended proxy statement and resolicit CGEI’s shareholders if changes to the terms of the transaction that would have a material adverse impact on CGEI shareholders are required prior to the shareholder vote on the merger proposal.

If the business combination is completed, a portion of the funds in the trust account may be used to redeem CGEI Ordinary Shares. As a consequence, if the business combination is completed, such funds will not be available to CGEI for working capital and general corporate purposes and the number of beneficial holders of CGEI’s securities may be reduced to a number that may preclude the quotation, trading or listing of CGEI’s securities other than on the OTCBB.

After the payment of expenses associated with the transaction, including investment banking and finder’s fees and deferred underwriting commissions, the balance of funds in the trust account will be available to CGEI for working capital and general corporate purposes. However, a portion of the funds in the trust account may be used to acquire CGEI ordinary shares from holders thereof who elect to redeem their shares into cash. As a consequence of such purchases:

•	the funds in the trust account that are so used will not be available to CGEI after the business combination and the actual amount of such funds that CGEI may retain for its own use will be diminished; and

•	the public “float” of CGEI’s Ordinary Shares may be reduced and the number of beneficial holders of CGEI’s securities may be reduced, which may make it difficult to obtain the quotation, listing or trading of CGEI’s securities on The Nasdaq Capital Market or any other national securities exchange.

Risks Factors Relating to CGEI’s Business

CGEI may not be able to consummate an initial business combination within the required time frame, in which case, it will dissolve and liquidate its assets.

Pursuant to CGEI’s memorandum and articles of association CGEI must complete its initial business combination within 21 months after the consummation of its initial offering, by February 26, 2013. If CGEI fails to consummate a business combination within the required time frame, CGEI will, in accordance with its memorandum and articles of association, liquidate and subsequently dissolve.

If the merger proposal with CDGC is not approved by CGEI’s shareholders, CGEI will not complete the business combination and may not be able to consummate an alternative business combination within the required time frame, either due to insufficient time or insufficient operating funds.

CGEI may have insufficient time or funds to complete an alternative business combination if the business combination is not approved by CGEI’s shareholders or the business combination is otherwise not completed.

CGEI must complete its initial business combination by February 26, 2013. If the merger proposal and amendments to memorandum and articles of association proposal are not approved by CGEI’s shareholders, CGEI will not complete the business combination and may not be able to consummate an alternative business combination within the required time frame, either due to insufficient time or insufficient operating funds. In addition, CGEI’s negotiating position and CGEI’s ability to conduct adequate due diligence on any potential target may be reduced as the deadline for the consummation of a business combination approaches.

If CGEI is unable to consummate a business combination, its ordinary shareholders may be forced to wait until February 26, 2013 before receiving liquidation distributions.

CGEI has 21 months from its initial offering in which to complete its initial business combination. CGEI has no obligation to return funds to investors prior to such date unless it consummates the initial business combination or if CGEI receives shareholder approval to consummate a business combination prior thereto and only then in cases where shareholders have sought redemption of their shares. Only after the expiration of this full time period will ordinary shareholders be entitled to liquidation distributions if CGEI is unable to complete the initial business combination. Accordingly, investors’ funds may be unavailable to them until such date.

Subsequent to CGEI’s consummation of the initial business combination, CGEI may be required to subsequently take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and its share price, which could cause you to lose some or all of your investment.

Even if CGEI were to conduct extensive due diligence on CDGC and Pingtan Fishing, this diligence may not surface all material issues that may be present inside CDGC’s or Pingtan Fishing’s respective business. It may not be possible to uncover all material issues through a customary amount of due diligence, and factors outside CDGC’s or Pingtan Fishing’s respective business and outside of CGEI’s control may later arise. As a result of these factors, CGEI may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in its reporting losses. Even if CGEI’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with CGEI’s preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on CGEI’s liquidity, the fact that CGEI report charges of this nature could contribute to negative market perceptions about CGEI or its securities. In addition, charges of this nature may cause CGEI to violate net worth or other covenants to which CGEI may be subject as a result of assuming pre-existing debt held by CDGC or Pingtan Fishing or by virtue of CGEI obtaining post-combination debt financing.

If CGEI is forced to liquidate its trust account before the completion of an initial business combination and distribute the trust account, holders of CGEI Ordinary Shares may receive less than $10.00 per share and CGEI’s warrants may expire worthless.

 If CGEI fails to complete an initial business combination prior to February 26, 2013, it will notify the holders of CGEI Ordinary Shares that it will compulsorily repurchase all CGEI Ordinary Shares using the proceeds in the trust account.

 In these circumstances, the per-share repurchase distribution may be less than $10.05 because of the expenses of CGEI’s initial public offering, CGEI’s general and administrative expenses and the anticipated costs of seeking an initial business combination. CGEI’s sponsor and its beneficial owners will not have shareholder redemption rights with respect to any CGEI Ordinary Shares owned by them, directly or indirectly, including CGEI Ordinary Shares purchased by them in CGEI’s initial public offering or in the secondary market. If CGEI is unable to conclude its initial business combination, the actual per-share redemption price will be equal to the aggregate amount then in the trust account, and including accrued interest, net of any interest income on the trust account balance required for CGEI to pay its tax obligations incurred and net of interest income previously released to CGEI to fund its working capital requirements (calculated as of one business day prior to the consummation of the business combination), divided by the number of CGEI Ordinary Shares. As of September 30, 2012, the per-share redemption price would be approximately $10.05. Furthermore, there will be no distribution with respect to CGEI’s outstanding warrants.

CGEI may proceed with the business combination only if it has at least $5,000,001 of cash held in the trust account (after giving effect to payment of all holders of CGEI Ordinary Shares who exercise their redemption right), which may reduce its ability to enter into any business combination.

The CGEI memorandum and articles of association requires CGEI to provide all of CGEI’s shareholders with an opportunity to redeem all of their shares in connection with the consummation of any initial business combination. Notwithstanding the foregoing, the merger will not be consummated unless CGEI has more than $5.0 million of cash held in the trust account (after giving effect to payment of all holders of CGEI Ordinary Shares who exercise their redemption right but excluding payments to be made for transaction fees and pay-off of related party debt). Consequently, despite the provisions of the CGEI memorandum and articles of association, if approximately 90% or more of the outstanding publicly held CGEI Ordinary Shares exercise their redemption rights, CGEI would not proceed with such redemption, would not close the merger and may instead search for an alternate business combination.

In connection with an initial business combination approved by the CGEI shareholders, CGEI’s Ordinary Shareholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking conversion rights with respect to more than 10% of the shares sold in the initial offering.

Since CGEI is seeking shareholder approval of any business combination, under its memorandum and articles of association, CGEI will offer each Ordinary Shareholder (but not holders of its initial shares) the right to have his, her, or its ordinary shares converted into cash. Notwithstanding the foregoing, an Ordinary Shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” will be restricted from seeking conversion rights with respect to more than 10% of the shares sold in the initial offering. Accordingly, if a shareholder purchased more than 10% of the shares sold in the initial offering and the proposed business combination is approved, such shareholder will not be able to seek conversion rights with respect to the full amount of their shares and may be forced to hold such shares over 10% or sell them in the open market. The value of such shares may not appreciate over time following a business combination and the market price of CGEI’s ordinary shares may not exceed the per-share conversion price.

If third parties bring claims against CGEI, the proceeds held in trust could be reduced and the per-share liquidation price received by shareholders may be less than $10.05.

If CGEI is unable to complete its initial business combination within 21 months from the consummation of the initial offering and is forced to liquidate its assets, the per-share liquidation distribution may be less than the initial $10.05 estimated funds in trust, because the proceeds deposited in the trust account could become subject to the claims of CGEI’s creditors which could have higher priority than the claims of CGEI’s Ordinary Shareholders. Therefore, the actual per-share liquidation price could be less than $10.05 because of certain expenses, including, without limitation, the expenses of the initial offering, CGEI’s general and administrative expenses and the costs of the business combination.

Third party claims may include contingent or conditional claims and claims of directors and officers entitled to indemnification under CGEI’s memorandum and articles of association. CGEI intends to pay any claims, to the extent sufficient to do so, from its funds not held in trust. Although CGEI will seek to have all vendors, service providers and prospective target businesses or other entities with which CGEI executes agreements waive any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of its Ordinary Shareholders, they may not execute such agreements. Even if they execute such agreements, they could bring claims against the trust account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with a claim against CGEI’s assets, including the funds held in the trust account. If any third party refused to execute an agreement waiving such claims to the monies held in the trust account, CGEI would perform an analysis of the alternatives available to CGEI if it chose not to engage such third party and evaluate if such engagement would be in the best interest of CGEI’s shareholders if such third party refused to waive such claims.

Examples of possible instances where CGEI may engage a third party that refused to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a provider of required services willing to provide the waiver. In any event, CGEI’s management would perform an analysis of the alternatives available to it and would only enter into an agreement with a third party that did not execute a waiver if management believed that such third party’s engagement would be significantly more beneficial to CGEI than any alternative. In addition, such entities may not agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with CGEI and not seek recourse against the trust account for any reason. Accordingly, the proceeds held in the trust account could be subject to claims that could take priority over the claims of CGEI’s Ordinary Shareholders and the per-ordinary share liquidation price could be less than the $10.05 per ordinary share held in the trust account, plus interest (net of any taxes due on such interest, which taxes shall be paid from the trust account), due to claims of such creditors. If CGEI is unable to complete the initial business combination and liquidate the company, CGEI’s officers and directors will be liable, jointly and severally, if CGEI did not obtain a valid and binding waiver enforceable under law from any vendor, service provider, prospective target business or other entity of any rights or claims to the trust account, to the extent necessary to ensure that such claims do not reduce the per share amount in the trust account below $10.05 a share (or $10.01 if the over-allotment is exercised in full). CGEI’s officers and directors may not be able to satisfy the obligations. The indemnification provisions are set forth in letter agreements executed by CGEI’s officers and directors. The letter agreement specifically sets forth that in the event CGEI obtains a valid and binding waiver, enforceable under law of any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of CGEI’s shareholders from a vendor, service provider, prospective target business or other entity, the indemnification from CGEI’s officers and directors will not be available.

Additionally, if CGEI is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against CGEI which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in CGEI’s bankruptcy estate and subject to the claims of third parties with priority over the claims of CGEI’s shareholders. To the extent any bankruptcy claims deplete the trust account, CGEI may not be able to return to its Ordinary Shareholders at least $10.05 per ordinary share

CGEI’s shareholders may be held liable for claims by third parties against CGEI to the extent of distributions received by them.

CGEI’s memorandum and articles of association provide that it will continue in existence only until 21 months from the consummation of the initial offering, in the event that CGEI fails to consummate an initial business combination on or prior to February 26, 2013. CGEI’s failure to consummate an initial business combination by this deadline will trigger the winding-up of the company, and CGEI will liquidate and distribute the proceeds held in the trust account and any remaining net assets to its Ordinary Shareholders. No shareholder vote will be required to commence such winding-up and dissolution. In such a situation, a liquidator would normally give at least 31 days’ notice to creditors by notifying known creditors (if any) who have not submitted claims and by placing a public advertisement in the Cayman Islands Official Gazette, that CGEI has been placed into liquidation and they are required to submit particulars of their debts or claims to CGEI, although in practice this notice requirement need not necessarily delay the distribution of assets as the liquidator may be satisfied that no creditors would be adversely affected as a consequence of a distribution before this time period has expired. As soon as the affairs of the company are fully wound-up, the liquidator must lay his final report and accounts before a final general meeting which must be called by a public notice approximately one month before it takes place. After the final meeting, the liquidator must make a return to the Registrar of Companies confirming the date on which the meeting was held and three months after the date of such filing the company is dissolved. However, it is CGEI’s intention to liquidate the trust account to its Ordinary Shareholders as soon as reasonably possible and CGEI’s directors and officers have agreed to take any such action necessary to dissolve CGEI and liquidate the trust account as soon as reasonably practicable if CGEI does not complete an initial business combination within the required time period. Pursuant to CGEI’s memorandum and articles of association, failure to consummate its initial business combination within 21 months from the date of the consummation of the initial offering will trigger an automatic winding-up of the company. As such, CGEI’s shareholders could potentially be liable for any claims to the extent of distributions received by them pursuant to such process and any liability of our shareholders may extend beyond the date of such dissolution. Accordingly, third parties may seek to recover from CGEI’s shareholders amounts owed to them by CGEI. However, the potential shareholder liability would only extend until the formal voluntary liquidation and dissolution of CGEI pursuant to Cayman Islands law.

If CGEI is unable to consummate an initial business combination within the required time periods, CGEI’s purpose and powers will be limited to dissolving and winding up. Upon notice from CGEI, the trustee of the trust account will distribute the amount in CGEI’s trust account to CGEI’s Ordinary Shareholders as part of CGEI’s plan of dissolution and distribution. Concurrently, CGEI shall pay, or reserve for payment, from funds not held in trust, CGEI’s liabilities and obligations, although there may not be sufficient funds for such purpose.

If CGEI is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against CGEI, which is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by CGEI‘s shareholders. Furthermore, because CGEI intends to distribute the proceeds held in the trust account to CGEI’s Ordinary Shareholders promptly after CGEI’s termination, this may be viewed or interpreted as giving preference to CGEI’s Ordinary Shareholders over any potential creditors with respect to access to or distributions from CGEI’s assets. Furthermore, CGEI’s board may be viewed as having breached their fiduciary duties to CGEI’s creditors and/or may have acted in bad faith, and thereby exposing itself and CGEI to claims of punitive damages, by paying Ordinary Shareholders from the trust account prior to addressing the claims of creditors. Claims may be brought against CGEI for these reasons.

CGEI’s disinterested independent directors may decide not to enforce the indemnification obligations of CGEI’s officers and directors, resulting in a reduction in the amount of funds in the trust account available for distribution to CGEI’s Ordinary Shareholders.

Certain directors and officers have agreed that they will be liable, jointly and severally, to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by CGEI for services rendered or contracted for or products sold to CGEI, but only to the extent CGEI has not obtained a valid and enforceable waiver from such parties. In the event that the proceeds in the trust account are reduced and one or more of CGEI’s directors and officers assert that they are unable or unwilling to satisfy their obligations or that they have no indemnification obligations related to a particular claim, CGEI’s independent directors would determine whether CGEI would take legal action against such directors and officers to enforce their indemnification obligations. While CGEI currently expects that CGEI ‘s independent directors would take action on CGEI’s behalf against CGEI’s directors and officers to enforce their indemnification obligations, it is possible that CGEI’s independent directors in exercising their business judgment may choose not to do so. If CGEI’s independent directors choose not to enforce the indemnification obligations of CGEI’s directors and officers, the amount of funds in the trust account available for distribution to CGEI’s Ordinary Shareholders may be reduced and the per ordinary share liquidation distribution could be less than the initial $10.05 per ordinary share held in the trust account.

Holders of CGEI shares may face difficulties in protecting their interests, and their ability to protect their rights through the U.S. federal courts and enforce federal securities laws or other legal rights may be limited.

CGEI is a company incorporated under the laws of the Cayman Islands, and all of its assets are located outside the U.S. In addition, certain of CGEI’s directors and officers are nationals or residents of jurisdictions other than the U.S., including the PRC, and all or a substantial portion of their assets are located outside the U.S. As a result, it may be difficult for investors to effect service of process within the U.S. upon CGEI directors or executive officers, or enforce judgments obtained in the U.S. courts against CGEI’s directors or officers. Moreover, CGEI has been advised that the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the U.S. Further, it is unclear if extradition treaties now in effect between the U.S. and the PRC would permit effective enforcement of criminal penalties of the U.S. federal securities laws.

CGEI’s corporate affairs are governed by its memorandum and articles of association, the Companies Law and the common law of the Cayman Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of CGEI’s directors to CGEI under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from English common law, the decisions of whose courts are of persuasive authority, but are not binding on a court in the Cayman Islands. The rights of CGEI’s shareholders and the fiduciary responsibilities of its directors under Cayman Islands law are not as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the U.S. In particular, the Cayman Islands has a less developed body of securities laws as compared to the U.S., and some states, such as Delaware, have more fully developed and judicially interpreted bodies of corporate law. In addition, Cayman Islands companies may not have standing to initiate a shareholder derivative action in a federal court of the U.S.

Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the federal or state courts of the United States (and the Cayman Islands are not a party to any treaties for the reciprocal enforcement or recognition of such judgments), a judgment obtained in such jurisdiction will be recognised and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment (a) is given by a foreign court of competent jurisdiction, (b) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, (c) is final, (d) is not in respect of taxes, a fine or a penalty; and (e) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

The majority of CGEI’s directors and officers reside outside of the U.S. and all of CGEI’s assets are located outside of the U.S. The system of laws and the enforcement of existing laws and contracts in the PRC may not be as certain in implementation and interpretation as in the U.S. The Chinese judiciary is relatively inexperienced in enforcing corporate and commercial law, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. As a result, it may be difficult, or in some cases not possible, for investors in the U.S. to enforce their legal rights, to effect service of process upon majority of CGEI’s directors or officers or other individuals resident in the PRC, to bring an original action to enforce liabilities based on the U.S. federal securities laws, to enforce judgments of U.S. courts predicated upon the civil liability provisions of the U.S. federal securities laws, and criminal penalties on CGEI’s directors and officers or other individuals resident in the PRC under U.S. laws.

As a result of all of the above, Ordinary Shareholders may have more difficulty in protecting their interests in the face of actions taken by management, members of the board of directors or controlling shareholders than they would as public shareholders of a U.S. company.

CGEI’s working capital will be reduced if holders of CGEI’s Ordinary Shares exercise their right to redeem their shares for cash, which reduced working capital may adversely affect CGEI’s business and future operations.

Pursuant to the CGEI’s memorandum and articles of association, CGEI is offering each current holder of the CGEI Ordinary Shares the right to have such holder’s shares redeemed into cash if such holder either (i) votes against the business combination and timely exercises such redemption right or (ii) votes in favor of the business combination but elects to exercise such shareholder’s right to redeem. CGEI’s sponsor and its beneficial owners will not have shareholder redemption rights with respect to any CGEI Ordinary Shares owned by them, directly or indirectly, including CGEI Ordinary Shares purchased by them in CGEI’s initial public offering or in the secondary market. The actual per-share redemption price will be equal to the aggregate amount then in the trust account, and including accrued interest, net of any interest income on the trust account balance required for CGEI to pay its tax obligations incurred and net of interest income previously released to CGEI to fund its working capital requirements (calculated as of one business day prior to the consummation of the business combination), divided by the number of CGEI Ordinary Shares.

If the amount remaining in the trust account after any redemptions is insufficient to fund CGEI’s working capital requirements, CGEI would need to seek to borrow funds necessary to satisfy such requirements. Such funds may not be available to CGEI on terms favorable to it or at all. If such funds were not available to CGEI, it may adversely affect CGEI’s operations and profitability.

The Nasdaq Capital Market may delist CGEI’s securities, which could limit investors’ ability to transact in CGEI’s securities and subject CGEI to additional trading restrictions.

Although CGEI’s securities are currently listed on the Nasdaq Capital Market since the initial offering, CGEI’s securities may not continue to be listed on the Nasdaq Capital Market. Additionally, it is likely that the Nasdaq Capital Market would require CGEI to file a new initial listing application and meet its initial listing requirements, as opposed to its more lenient continued listing requirements, at the time of the business combination. CGEI may not be able to meet those initial listing requirements at that time.

If the Nasdaq Capital Market delists CGEI’s securities from trading, CGEI could face significant consequences, including:

•	a limited availability for market quotations for CGEI’s securities;
•	reduced liquidity with respect to CGEI’s securities;
•	a determination that CGEI’s ordinary shares are “penny stocks,” which will require brokers trading in CGEI’s ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for CGEI’s ordinary shares;
•	limited amount of news and analyst coverage for CGEI; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

In addition, CGEI would no longer be subject to Nasdaq Capital Market rules, including rules requiring CGEI to have a certain number of independent directors and to meet other corporate governance standards.

If CGEI’s Ordinary Shares become subject to the SEC’s penny stock rules, broker-dealers may experience difficulty in completing customer transactions and trading activity in CGEI’s securities may be adversely affected.

If at any time CGEI has net tangible assets of $5,000,001 or less and its ordinary shares have a market price per share of less than $5.00, transactions in CGEI’s ordinary shares may be subject to the “penny stock” rules promulgated under the Securities Exchange Act of 1934. Under these rules, broker-dealers who recommend such securities to persons other than institutional accredited investors must:

•	make a special written suitability determination for the purchaser;
•	receive the purchaser’s written agreement to the transaction prior to sale;
•	provide the purchaser with risk disclosure documents which identify certain risks associated with investing in “penny stocks” and which describe the market for these “penny stocks” as well as a purchaser’s legal remedies; and

•	obtain a signed and dated acknowledgment from the purchaser demonstrating that the purchaser has actually received the required risk disclosure document before a transaction in a “penny stock” can be completed.

If CGEI’s ordinary shares become subject to these rules, broker-dealers may find it difficult to effectuate customer transactions and trading activity in CGEI’s securities may be adversely affected. As a result, the market price of CGEI’s securities may be depressed, and you may find it more difficult to sell CGEI’s securities.

Risks Factors Relating to CDGC’s Business

CDGC’s performance depends upon public spending on marine transportation infrastructure, which may significantly decline.

CDGC’s ability to generate revenues significantly depends upon the PRC government’s public spending on marine transportation infrastructure, primarily for the construction and improvement of ports and waterways.  CDGC’s major customers include PRC government agencies at the national, provincial and local levels, and state-owned enterprises.  CDGC is therefore affected by changes in public works’ budgets.  The future growth of the dredging industry in the PRC depends significantly upon the continued availability of major marine transportation infrastructure projects.  The nature, extent and timing of these projects will, however, be determined by the interplay of a variety of factors, including the PRC government’s spending in the marine transportation infrastructure industry in the PRC and the general conditions and prospects of the PRC economy.  The PRC government’s spending in the marine transportation infrastructure industry has historically been, and CDGC expects to continue to be, affected by general PRC economic trends and subject to fluctuation.  Should there be a significant reduction in public spending on marine transportation infrastructure projects in the PRC and CDGC fails to open up new markets in or outside the PRC, CDGC’s operations and profits could be materially and adversely affected.

CDGC’s profitability is subject to inherent risks because of the fixed-price nature of most of CDGC’s contracts.

CDGC’s revenues are derived from CDGC’s role as a subcontractor for general contractors of dredging projects.  Substantially all of the contracts between CDGC and the general contractors are fixed-price contracts or fixed unit price in nature.  Under a fixed-price contract, the customer agrees to pay a specified price for its performance of the entire contract.  Fixed-price contracts carry inherent risks, including risks of losses from underestimating costs of materials, operational difficulties and other changes that may occur during the contract period.  As a result, CDGC will only realize profits on these contracts if CDGC successfully estimate project costs and avoid cost overruns.

 One of the most significant factors affecting the profitability of a dredging project is the weather at the project site.  Inclement or hazardous weather conditions can result in substantial delays in dredging and additional contract expenses.  Due to these factors, it is possible that CDGC will not be able to perform obligations under fixed-price contracts without incurring additional expenses.  Should CDGC significantly underestimate the costs on one or more significant contracts, the resulting losses could have a material adverse effect on CDGC.

 In the past several years CDGC has derived a significant portion of CDGC’s revenues from a small group of customers and CDGC expects this to continue to be the case.  The loss of any one of these customers could have a material adverse effect on CDGC’s business, operating results and financial condition.

 CDGC’s customer base has been, and CDGC expects it to remain, highly concentrated.   For the six months ended June 30, 2012, four customers accounted for 68.0% of our total revenues. For each of the years ended December 31, 2011, 2010 and 2009, CDGC’s customers accounted for 65.8%, 78.1% and 100%, respectively, of CDGC’s total revenues.  CDGC expects CDGC’s total revenues to remain heavily concentrated with a small group of customers.  CDGC may lose customers from time to time, and if CDGC’s customer base remains highly concentrated, the loss of, or reduction of CDGC’s sales to, any such major customers could have a material adverse effect on CDGC’s business, operating results and financial condition.

 CDGC’s general contractor customers may continue to expand internal capacity and modernize their fleets which may reduce their reliance on subcontracting and limit CDGC’s business growth.

 CDGC’s largest general contractor customers have subcontracted a substantial amount of dredging work in the past, reflecting a large shortfall in internal capacity.  If these customers continue to invest in a modern fleet for larger capacity and better efficiency, they may reduce reliance on subcontracting.  Since CDGC’s prospects for growth are primarily driven by increases in subcontracting by CDGC’s major customers, a reduced subcontracting demand from those customers would adversely impact CDGC’s growth prospects.

 CDGC’s operations may cause substantial harm to persons, property and the environment, which could hurt CDGC’s reputation and, to the extent they are not covered contractually or by insurance, could cause CDGC to incur substantial costs.

 CDGC’s operations are subject to hazards inherent in providing dredging and related support services, such as the risk of equipment failure, vessel collision or other transit related accidents, industrial accidents, fire and explosion.  These hazards can cause personal injuries and losses of lives, business interruptions, property and equipment damage, pollution and environmental damage.  CDGC may be subject to claims as a result of incidents relating to these and other hazards.  For example, Fujian Service was sued in four related lawsuits brought by several individuals in Wenzhou, China, in May 2010.  The lawsuits related to a traffic accident that allegedly caused the deaths of two people and injuries to two other people.  The plaintiffs alleged that a truck was hired for the Wenzhou Lingkun working area multiple function port construction project, or the Lingkun Construction Project, and that the owner, the general contractor and Fujian Service as the subcontractor of the Lingkun Construction Project, all of whom were named as co-defendants in these lawsuits, were responsible for the damages.  The plaintiffs claimed total damages of approximately $0.6 million.  Although in 2011 Fujian Service was held not responsible for any of the plaintiffs’ claims, similar unpredictable events could occur in the future and adversely affect CDGC’s operations. CDGC normally seek to limit CDGC’s exposure to these claims and liabilities through contractual limitations of liability and insurance.  These measures, however, may not always be effective for various reasons outside of CDGC’s control, including, among others:

•	In some of the jurisdictions in which CDGC operates, environmental and workers’ compensation liabilities may be assigned to CDGC as a matter of law and may not be limited through contracts; and
•	Insurance coverage may not be sufficient because it may not be possible to obtain adequate insurance against some risks on commercially reasonable terms, or at all. Insurance products, in particular, have become increasingly expensive and sometimes very difficult to obtain. In this regard, consistent with what CDGC believes is customary practice in the PRC, CDGC does not carry any business interruption insurance. While CDGC does have Ship Pollution Liability coverage for certain environmental damage and third-party losses that arise from fuel or chemical leaks from the three vessels that CDGC owns, there may be circumstances in which CDGC would not be fully covered or compensated for losses and liabilities arising from interruptions to CDGC’s operations, construction accidents, defects in CDGC’s work or other risks by insurance that CDGC have maintained. CDGC’s Ship Pollution Liability coverage is for up to approximately $775,000 annually for Xinggangjun #66, $388,000 annually for Xinggangjun #3, $327,000 annually for Xinggangjun #6 and $327,000 annually for Xinggangjun #9.

Failure to effectively cover these risks for any of the above reasons could expose CDGC to substantial costs and potentially lead to material losses.  Additionally, the occurrence of any of these risks may harm CDGC’s reputation, which may materially inhibit CDGC’s ability to win more projects.

 Customers pay CDGC by way of progress payments, and delay in progress payments may affect working capital and cash flow.

Most of CDGC’s contracts provide for progress payments from CDGC’s general contractor customers based upon the value of work completed upon reaching certain milestones.  Generally a site engineer issues a progress certificate certifying the work progress in the preceding contract stage.  The customers then effect payments with reference to these certificates.  As a result, CDGC is often required to commit resources to projects prior to receiving payment from customers in amounts sufficient to cover expenditures on the projects as they are incurred.  These progress payments may not be remitted by customers to CDGC on a timely basis and CDGC may not be able to efficiently manage the level of bad debt arising from such payment practice.

 Delays in progress payments from customers would increase CDGC’s working capital needs.  If a customer defaults in making its payments on a project to which CDGC has devoted significant resources, it would also affect CDGC’s liquidity and decrease the capital resources that are otherwise available for other uses.  In such cases, CDGC may file a claim for compensation of the loss of a payment default, but settlement of disputes of this nature generally takes substantial time in the PRC and expenditure of financial and other resources, and the outcome is often uncertain.

CDGC requires substantial capital and any failure to obtain the capital needed on acceptable terms, or at all, may adversely affect CDGC’s expansion plans and growth prospects.

The transportation infrastructure industry in which CDGC operates is generally capital intensive.  It requires significant capital to acquire, maintain and operate CDGC’s vessels and facilities, resulting in high fixed costs.  It also requires significant capital to purchase dredging equipment, develop new services and implement new technologies.  CDGC’s capital expenditures may increase as a result of the further upgrade of CDGC’s dredging fleet and expansion of CDGC’s scope of operations.

 Under most of CDGC’s contracts, CDGC is required to finance dredging equipment, and performance of engineering, construction and other work on projects for periods averaging approximately one month before receiving progress payments from customers in amounts sufficient to cover expenditures. CDGC may therefore have significant working capital requirements. CDGC’s working capital requirements would materially increase if CDGC’s general contractor customers impose extended payment terms in line with their corporate averages, which approach three months. To the extent that CDGC’s working capital funding requirements exceed CDGC’s financial resources, CDGC will be required to seek additional debt or equity financing or to defer planned expenditures. In the past, CDGC has financed CDGC’s working capital and capital expenditures through a combination of sources, including cash flow from CDGC’s operations and bank and other borrowings. If CDGC is unable to obtain financing in a timely manner and at a reasonable cost, CDGC’s expansion plans may be delayed, project progress may be constrained, and CDGC’s growth, competitive position and future profitability may be adversely affected.

CDGC’s backlog is subject to unexpected adjustments and cancellations and is, therefore, an uncertain indicator of CDGC’s future earnings.

Backlog represents CDGC’s estimate of the contract value of work that remains to be completed on firm contracts that have not yet commenced and on contracts in progress as at a certain date.  The contract value of a project represents the revenue CDGC expect to receive under the terms of the contract if it is performed in accordance with its terms.   The revenues anticipated by CDGC’s backlog may not be realized and, if realized, may not result in profits.  Projects may remain in backlog for an extended period of time.  In addition, project cancellations or scope adjustments may occur from time to time, which could reduce the dollar amount of the backlog and the revenue and profits that are ultimately earned from the contracts.  For instance, in October 2010 CDGC formally deferred three contracts totaling approximately $44.6 million that were reported in CDGC’s backlog as of June 30, 2010, which by mutual agreement were replaced by three other one-year contracts with an aggregate contract value of approximately $61.0 million.  Accordingly, investors should not unduly rely on the backlog information presented in herein as an indicator of CDGC’s future earnings.  In addition, since CDGC’s backlog represents less than six months of potential revenue, CDGC’s longer-term results depend significantly on CDGC’s ability to convert CDGC’s bid- and negotiation-stage project pipeline into backlog, which CDGC may be unable to do.

Failure to meet schedule requirements of contracts could require CDGC to pay liquidated damages.

Substantially all of CDGC’s contracts with general contractors are subject to specific completion schedule requirements with liquidated damages charged to CDGC if it does not achieve the schedules.  Liquidated damages are typically levied at an agreed rate for each day of delay that is deemed to be CDGC’s responsibility.  Any failure to meet the schedule requirements of the contracts could cause CDGC to pay significant liquidated damages, which would reduce or eliminate profit on the relevant contracts and could adversely affect liquidity and cash flows and have a material adverse effect on CDGC’s business, financial condition, results of operations and prospects.

CDGC is subject to extensive environmental, safety and health regulations in the PRC, the compliance with which may be difficult or expensive.

The PRC government has published extensive environmental, safety and health regulations with which CDGC needs to comply.  Failure to comply with these regulations may result in penalties, fines, suspension or revocation of CDGC’s licenses or permits to conduct business, and litigation.  Given the magnitude and complexity of these regulations, compliance with them may be difficult or involve the expenditure of significant financial and other resources to establish effective compliance and monitoring systems.  In addition, these regulations are constantly evolving.  The PRC government may impose additional or stricter laws or regulations, compliance with which may cause CDGC to incur significant costs that CDGC may not be able to pass on to CDGC’s customers.  Furthermore, some of the new overseas markets that CDGC is seeking to enter may have more onerous environmental, safety and health regulations than China, compliance with which may be very costly and could hinder CDGC’s endeavors to enter these new overseas markets.  In addition, CDGC faces numerous PRC regulatory risks associated with CDGC’s operations in China.  Please see “— Risks Relating to Doing Business in the PRC”.

CDGC’s operations depend heavily on the timely availability of an adequate supply of supplies and consumable parts at acceptable prices and quality.

To operate successfully, CDGC must obtain from CDGC’s suppliers sufficient quantities of supplies and consumable parts, such as mud pipe and dredge pumps at acceptable prices and quality and in a timely manner. In the six months ended June 30, 2012, the cost of supplies and consumable parts accounted for approximately 70.8% of its total cost of contract revenue. In 2011, 2010 and 2009, the cost of supplies and consumable parts accounted for approximately 71.3%, 73.1% and 76.8%, respectively, of CDGC’s total cost of contract revenue. During times of short supply, CDGC may have to pay significantly higher prices to obtain the supplies and consumable parts required for CDGC’s operations. Most of CDGC’s dredging contracts specify a fixed unit price and CDGC is responsible for procuring supplies and consumable parts needed for the projects. As a result, when prices of such supplies and consumable parts increase, CDGC is unlikely to be able to pass the price increases on to CDGC’s customers. In addition, CDGC has entered into fixed price supply contracts with some of CDGC’s suppliers, under which CDGC is obligated to procure a fixed amount of supplies and consumable parts annually. Although CDGC negotiates these agreements on an annual basis, in the event when prices of such supplies and consumable parts drop, CDGC is unlikely to be able to procure the supplies and consumable parts of similar quality from a cheaper source. The profitable performance of CDGC’s contracts also requires components and supplies of high quality. If quality supplies and consumable parts are not available, it could directly and adversely affect the quality, timeliness or efficiency of CDGC’s work, undermine CDGC’s reputation and increase the chances of potential disputes and liabilities, all or any of which may negatively affect future profits and projected growth.

CDGC faces significant competition in the markets in which CDGC operates, which could adversely affect CDGC’s financial results and business prospects.

CDGC faces significant competition in the PRC markets in which CDGC operate.  CDGC’s competition comes from various sources, including the internal operations of CDGC’s general contractor customers and numerous private companies providing dredging services as general contractors or subcontractors.  Some of CDGC’s competitors may have advantages over CDGC in terms of capacity, access to capital pricing and management expertise.  CDGC’s market position and growth prospects depend on CDGC’s ability to anticipate and respond to various competitive factors, including pricing strategies adopted by competitors, changes in customer preferences or work priorities, availability of capital and financing resources and the introduction of new or improved equipment, technology and services.

CDGC’s current or potential competitors may offer services or products comparable or superior to those that CDGC offers at the same or lower prices or adapt more quickly than CDGC does to evolving industry trends or changing market conditions.  CDGC may lose CDGC’s customers to CDGC’s competitors if, among other things, CDGC fails to keep CDGC’s prices at competitive levels or to sustain and upgrade CDGC’s capacity and technology.  Increased competition may result in price reductions, reduced profit margins and loss of market share.

CDGC’s operations require permits or licenses and the loss of these permits or licenses could significantly hinder CDGC’s business and reduce CDGC’s expected revenue and profits.

CDGC requires operating permits and licenses to conduct CDGC’s business in PRC waters and CDGC must comply with the restrictions and conditions imposed by various levels of government to maintain CDGC’s permits and licenses.  Such restrictions include limitations on foreign ownership of the enterprises which own the PRC-registered vessels and the licensed entity performing dredging works, maintenance of sufficient number of qualified personnel, maintenance of sufficient project track records and compliance with safety regulations and environment protection regulations and maintenance of various licenses of the dredging vessels.  If CDGC fails to comply with any of the regulations required for the maintenance of CDGC’s licenses, CDGC’s licenses could be temporarily suspended or even revoked, or the renewal of CDGC’s licenses upon expiration of their original terms may be delayed, which would directly impact CDGC’s ability to undertake dredging work and reduce CDGC’s revenue and profit.  For a detailed discussion of the effects of restrictions on foreign ownership of the enterprise which owns the PRC-registered vessels, the licensed entity performing dredging works and other conditions, please see “— Risks Relating to Doing Business in the PRC.”

CDGC may encounter unexpected difficulties in expanding into new markets.

As CDGC broadens the scope of CDGC’s geographical operations within the PRC it places additional demands on CDGC’s management resources.  Such expansion also increases the requirements for spare parts and consumable inventories because CDGC’s business model contemplates maintaining minimum quantities of key items close enough to each vessel to be delivered quickly.  Further, it requires CDGC to become familiar with and manage its operations in keeping with local requirements with which it may not be familiar.  Any of these factors could adversely affect the cost and efficiency of CDGC’s dredging operations and its financial performance.

Although CDGC has no plans to do so, CDGC may expand the geographical coverage of CDGC’s operations outside the PRC to meet the evolving needs of CDGC’s key customers who are expanding internationally to places such as Vietnam, Taiwan and other Asian countries.  Expansion into overseas markets carries with it many associated risks, including risks relating to being relatively new in such markets and unfamiliar with and unable to manage the requirements of operating there.  Expansion into overseas markets could also stretch CDGC’s capital, personnel and management resources to a greater extent than further geographical expansion within the PRC.  In addition, there may be many established incumbent players in these markets, who already enjoy a significant presence, and it may be difficult for CDGC to win market share from them.  Some of the overseas markets that CDGC could potentially enter may have high barriers of entry to foreign competitors and any such expansion outside of the PRC may not be successful.

CDGC’s continued success requires hiring and retaining qualified personnel.

 CDGC’s future success is dependent upon CDGC’s ability to attract and retain personnel, including executive officers and key qualified personnel, who have the necessary and required experience and expertise.  Particularly, CDGC’s success is largely attributable to the highly qualified and experienced personnel that CDGC has been able to attract and retain in the past such as captains and chief engineers for dredgers or construction-related geology analysts.  Competition for qualified personnel is intense and CDGC has periodically experienced difficulties in recruiting suitable personnel.  CDGC may lose these persons to those competitors who are able to offer more competitive packages, or CDGC may have to significantly increase CDGC’s related staff costs.

CDGC significantly depends on its Chief Executive Officer.

CDGC is dependent on the principal members of CDGC’s management staff, and in particular Xinrong Zhuo, CDGC’s Chief Executive Officer.  While CDGC has entered into a three-year employment agreement with Mr. Zhuo, there are circumstances under the agreement in which Mr. Zhuo may elect to terminate his employment.  Even if Mr. Zhuo were to terminate employment with CDGC in breach of his agreement, CDGC would have little or no practical recourse against Mr. Zhuo under PRC law.  Mr. Zhuo may not continue to be employed by CDGC for as long as CDGC requires his services.  In addition, CDGC relies on members of CDGC’s senior management team with dredging industry experience for important aspects of CDGC’s operations, and CDGC believes that losing the services of these executive officers could be detrimental to CDGC’s operations because they would be difficult to replace.  CDGC does not have key-man life insurance for any of CDGC’s executive officers or other employees.

RISKS RELATING TO DOING BUSINESS IN THE PRC

The political and economic policies of the PRC government could affect CDGC’s businesses and results of operations.

 The economy of the PRC differs from the economies of most developed countries in a number of respects, including the degree of government involvement, control of capital investment, and the overall level of development.  Before its adoption of reform and open up policies in 1978, China was primarily a planned economy.  In recent years the PRC government has been reforming the PRC economic system and the government structure.  These reforms have resulted in significant economic growth and social progress.  Economic reform measures, however, may be adjusted, modified or applied inconsistently from industry to industry or across different regions of the country.  As a result, CDGC may not continue to benefit from all, or any, of these measures.  In addition, it cannot be predicted whether changes in the PRC’s political, economic and social conditions, laws, regulations and policies will have any adverse effect on CDGC’s current or future business, financial condition and results of operations.

The PRC legal system is evolving and has inherent uncertainties regarding interpretation and enforcement of PRC laws and regulations that could limit the legal protections available to you.

 Fujian Service, CDGC’s operating company, is organized under the laws of the PRC.  The PRC legal system is based on written statutes.  Prior court decisions may be cited for reference but have limited weight as precedents.  Since 1979, the PRC government has been developing a comprehensive system of commercial laws and considerable progress has been made in introducing laws and regulations dealing with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade.  However, because these laws and regulations are relatively new, and because of the limited number and non-binding nature of published cases, the interpretation and enforcement of these laws and regulations involve uncertainties.

CDGC’s operations and assets in the PRC are subject to significant political and economic uncertainties.

 Changes in PRC laws and regulations, or their interpretation, or the imposition of confiscatory taxation, restrictions on currency conversion, imports and sources of supply, devaluations of currency or the nationalization or other expropriation of private enterprises could have a material adverse effect on CDGC’s business, results of operations and financial condition.  The PRC government has been pursuing economic reform policies that encourage private economic activity and greater economic decentralization.  The PRC government may continue to pursue these policies, and it may significantly alter these policies from time to time without notice.

CDGC may be required to obtain prior approval from Ministry of Commerce and the China Securities Regulatory Commission for its prior merger, this proposed merger and the listing and trading of CDGC’s securities on any U.S. stock exchange.

On August 8, 2006, six PRC regulatory authorities, including the Ministry of Commerce, or MOFCOM, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission, or the CSRC, and the State Administration of Foreign Exchange, or SAFE, jointly issued the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, which became effective on September 8, 2006 and was amended on June 22, 2009 by the MOFCOM, or the M&A Regulations.  The M&A Regulations, among other things, require that the approval from MOFCOM be obtained for acquisitions of affiliated domestic entities by foreign entities established or controlled by domestic natural persons or enterprises, and also require that an offshore special purpose vehicle, or SPV, formed for purposes of overseas listing of equity interests in PRC companies and controlled directly or indirectly by PRC companies or individuals, obtain the approval of the CSRC prior to the listing and trading of such SPV’s securities on an overseas stock exchange.  On September 21, 2006, the CSRC published on its official website procedures regarding its approval of overseas listings by SPVs.  The CSRC approval procedures require the filing of a number of documents with the CSRC.

As of the date of this proxy statement, the application of the M&A Regulations remains unclear, with no consensus among leading PRC law firms regarding the scope and applicability of the CSRC approval requirement.  CDGC’s PRC legal counsel, based on its understanding of current PRC laws, regulations and rules, has advised CDGC that the M&A Regulations are not applicable to CDGC or the series of transactions CDGC previously consummated to establish CDGC’s current corporate structure and that the consummation of the transaction contemplated by the Merger Agreement would not require CSRC’s approval because CDGC’s founder and controlling shareholder, Mr. Xinrong Zhuo, is not a mainland PRC natural person.  However, the relevant PRC government authorities, including MOFCOM and the CSRC, may reach a different conclusion than CDGC’s PRC counsel.  If prior approval from MOFCOM or the CSRC is required but not obtained, CDGC may face sanctions by MOFCOM, the CSRC or other PRC regulatory agencies.  Consequently, MOFCOM, the CSRC or other PRC regulatory agencies may impose fines and penalties on CDGC’s operations in the PRC, limit CDGC’s operations in the PRC, or take other actions that could have a material adverse effect on CDGC’s business, financial condition, results of operations, reputation and prospects, as well as the trading price of CDGC’s securities.  MOFCOM, the CSRC or other PRC regulatory agencies may also take actions requiring CDGC, or making it advisable for CDGC, not to commence a public offering.

The Circular of the General Office of the State Council on the Establishment of Security Review System Regarding the Merger and Acquisition of Domestic Enterprises by Foreign Investors promulgated on February 3, 2011, or the Circular of Security Review, and the Regulations of Implementing the Security Review System Regarding Merger and Acquisition of Domestic Enterprises by Foreign Investors promulgated by MOFCOM on August 25, 2011, or the Regulations of Security Review collectively, provide that any foreign investor should file an application with MOFCOM for the merger and acquisition of domestic enterprises in sensitive sectors or industries. Furthermore, the Regulations of Security Review shall not be substantially evaded by VIE control or any other methods. The Circular of Security Review was put into effect on March 5, 2011. As CDGC’s current ownership structure and contractual arrangements were established before 2011, CDGC’s PRC counsel has advised it that the Regulations of Security Review do not apply to CDGC or the series of transactions CDGC previously consummated to establish CDGC’s current corporate structure. However, the relevant PRC regulatory authorities may have a different view or interpretation in this regard when implementing the Regulations of Security Review. As a result, CDGC’s future mergers and acquisitions of PRC domestic enterprises may be subject to PRC security review, which could be time-consuming and complex, and in turn affect CDGC’s ability to expand CDGC’s business or maintain CDGC’s market share.

Due to various restrictions under PRC laws on the distribution of dividends by CDGC’s PRC operating companies, CDGC may not be able to pay dividends to CDGC’s shareholders.

The Wholly-Foreign Owned Enterprise Law (1986), as amended, The Wholly-Foreign Owned Enterprise Law Implementing Rules (1990), as amended, and the Company Law of the PRC (2006) contain the principal regulations governing dividend distributions by Wholly-Foreign Owned Enterprises, or WFOEs.  Under these regulations, WFOEs may pay dividends only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations.  Additionally, they are required to set aside each year 10% of its net profits (if any), based on PRC accounting standards, to fund a statutory surplus reserve until the accumulated amount of such reserve reaches 50% of their respective registered capital.  These reserves are not distributable as cash dividends except in the event of liquidation and cannot be used for working capital purposes.  The PRC government also imposes controls on the conversion of RMB into foreign currencies and the remittance of currencies out of the PRC.  CDGC may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from the profits of Fujian WangGang.

Furthermore, if CDGC’s subsidiaries in the PRC incur debt on their own in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments.  If CDGC or CDGC’s subsidiaries are unable to receive all of the revenues from CDGC’s operations through these contractual or dividend arrangements, CDGC may be unable to pay dividends on CDGC’s Ordinary Shares.

Because CDGC’s principal assets are located outside of the United States and CDGC’s directors and officers reside outside of the United States, it may be difficult for CDGC’s investors to enforce their rights based on the United States federal securities laws against CDGC and its officers and directors in the United States or to enforce foreign judgments or bring original actions in the PRC against CDGC or its management.

All of CDGC’s officers and directors reside outside of the United States.  In addition, CDGC’s operating subsidiaries are located in the PRC and all of their assets are located outside of the United States.  The PRC does not have a treaty with United States providing for the reciprocal recognition and enforcement of judgments of courts.  It may therefore be difficult for investors in the United States to enforce their legal rights based on the civil liability provisions of the United States Federal securities laws against CDGC in the courts of either the United States or the PRC and, even if civil judgments are obtained in courts of the United States, to enforce such judgments in PRC courts.

 In addition, since CDGC is incorporated under the laws of the BVI and CDGC’s corporate affairs are governed by the laws of the BVI, it may not be possible for CDGC’s investors to originate actions against CDGC or its directors or officers based upon PRC laws, and it may be difficult, if possible at all, to bring actions based upon BVI laws in the PRC in the event that you believe that your rights as a shareholder have been infringed.

If the PRC government determines that CDGC’s contractual arrangements that establish the structure for CDGC’s business operations do not comply with applicable PRC laws, rules and regulations, CDGC could be subject to severe penalties or be forced to restructure CDGC’s ownership structure.

Foreign ownership of ships that are authorized to operate within PRC waters is subject to significant restrictions under current PRC laws, rules and regulations.  According to the Regulation of Ship Registration of the PRC and other related regulations, a ship with more than 50% foreign ownership may not be registered with China nationality.  In addition, a ship without a China nationality is not allowed to operate within PRC waters. According to the requirements of the Rules of PRC Governing Vessels of Foreign Nationality, effective as of September 18, 1979, and other applicable rules and regulations, foreign vessels are required to obtain applicable permissions from the PRC administrative authorities for port entries into, navigations in, and exits from the PRC inland waterways and territorial seas.  Furthermore, the Regulations Related to Foreign-Invested Construction Enterprises, or the RAFCE, provides that wholly foreign-owned construction enterprises may only undertake certain types of construction projects prescribed by the RAFCE within the scope of their qualifications.  According to such stipulations, the business operations of CDGC’s operating company, Fujian Service, or any similar operating company used in the future, will be adversely affected if its foreign-owned equity is increased to more than 50%.

To comply with applicable PRC laws, rules and regulations, CDGC directly owns 50% equity interests of Fujian Service, CDGC’s operating company, and entered into the VIE Agreements with Wonder Dredging, which is a PRC domestic company and legal owner of the other 50% equity interests of Fujian Service, and the shareholders of Wonder Dredging.  CDGC believes these contractual arrangements give it total control and 100% beneficial interest in the 50% of Fujian Service and 100% of Wonder Dredging that CDGC does not directly own.  CDGC may enter into similar contractual arrangements in the future with other entities. CDGC has been advised by CDGC’s PRC legal counsel that (a) CDGC’s contractual arrangements are in compliance with the requirements of applicable PRC laws and regulations and are in full force and effect; (b) the execution, delivery, effectiveness, enforceability and performance of the such contractual arrangements by any of the CDGC’s subsidiaries do not (i) result in any violation of the provisions of the articles of association, business licenses or other constitutive documents of such parties, (ii) conflict with or constitute a breach of any contracts, agreements, or other instruments to which any such parties is a party or by which any of them may be bound, or to which any of the property or assets of such parties is subject, or (iii) result in any violation of any judgment, award, order, writ or decree of any government body, court, arbitration panel, domestic or foreign, having jurisdiction over any such party.  However, the relevant PRC regulatory authorities have broad discretion in determining whether a particular corporate structure or contractual arrangement violates applicable PRC laws, rules and regulations, and may take a different view from that of CDGC’s PRC legal counsel.  If the current or future ownership structure or contractual arrangements is found to be in violation of any existing or future PRC laws, rules or regulations, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including imposition of fines, revocation of the business and operating licenses of Fujian Service, whose business and operating licenses are essential to the operation of CDGC’s business, confiscation of CDGC’s income or the income of Fujian Service, or requiring CDGC, CDGC’s PRC subsidiary and Fujian Service to restructure the relevant ownership structure, operations or contractual arrangements and taking other regulatory or enforcement actions that could be harmful to CDGC’s business.

In addition, new PRC laws, rules and regulations may be introduced to impose additional requirements that may be applicable to CDGC’s corporate structure and contractual arrangements.  The imposition of any of these penalties and the effect of any new PRC laws, rules and regulations applicable to CDGC’s corporate structure and contractual arrangements could have a material adverse effect on CDGC’s financial condition and results of operations.

Contractual or other arrangements among CDGC’s affiliates may be subject to scrutiny by PRC tax authorities, and a finding that CDGC or CDGC’s affiliates owe additional taxes could substantially reduce CDGC’s profitability and the value of your investment.

As a result of CDGC’s contractual arrangements, CDGC is entitled to substantially all of the economic benefits of ownership of Fujian Service and Wonder Dredging and also bear substantially all of their economic risks.  If the PRC tax authorities determine that the economic terms, including pricing, of CDGC’s arrangements in respect of Fujian Service were not determined on an arm’s length basis, CDGC could be subject to significant additional tax liabilities and other penalties, which may materially adversely affect CDGC’s operation results.

Contractual arrangements, including voting proxies, with CDGC’s affiliated entities for CDGC’s dredging businesses may not be as effective in providing operational control as direct or indirect ownership.

Since applicable PRC laws, rules and regulations restrict foreign ownership in the enterprises which own the ships allowed to operate within PRC waters, CDGC only directly owns 50% equity interests of Fujian Service, CDGC’s operating company, and entered into a series of contractual arrangements with Wonder Dredging, which is a PRC domestic company and legal owner of the other 50% equity interests of Fujian Service, and all the shareholders of Wonder Dredging. CDGC may enter into similar contractual arrangements in the future with other entities. Fujian Service holds the licenses and approvals pertaining to the operation of CDGC’s dredging business.  CDGC conducts CDGC’s dredging business and derives related revenues through the direct ownership and contractual arrangements.  As CDGC does not have a controlling ownership interest in Fujian Service, these contractual arrangements, including the voting proxies granted to cdgc, may not be as effective in providing CDGC with control over these companies as 100% direct or indirect ownership.  If CDGC were the controlling shareholder of Fujian Service with direct or indirect ownership, CDGC would be able to exercise CDGC’s rights as shareholder to effect changes in the board of directors more effectively, which in turn could effect changes, subject to any applicable fiduciary obligations, at the management level.

However, pursuant to CDGC’s contractual arrangements, if Fujian Service, Wonder Dredging or the shareholders of Wonder Dredging fail to perform their obligations under these contractual arrangements, CDGC may be forced to (i) incur substantial costs and resources to enforce such arrangements, including the voting proxies, and (ii) rely on legal remedies available under PRC law, including exercising CDGC’s call option right over the equity interests in Fujian Service, seeking specific performance or injunctive relief, and claiming monetary damages.  In the event that CDGC is unable to enforce these contractual arrangements, or if CDGC suffers significant time delays or other obstacles in the process of enforcing these contractual arrangements, CDGC’s business, financial condition and results of operations could be materially and adversely affected.

If SAFE determines that its foreign exchange regulations concerning “round-trip” investment apply to CDGC and its shareholding structure, a failure by CDGC’s shareholders or beneficial owners to comply with these regulations may restrict CDGC’s ability to distribute profits, restrict CDGC’s overseas and cross-border investment activities or subject CDGC to liability under PRC laws, which may materially and adversely affect CDGC’s business and prospects.

In October 2005, SAFE issued the Notice on Issues Relating to the Administration of Foreign Exchange in Fundraising and Roundtrip Investment Activities of Domestic Residents Conducted via Offshore Special Purpose Companies, which became effective as of November 1, 2005 and which was supplemented by several notices and regulations thereafter.  CDGC refers to them collectively as SAFE Circular No. 75.  Under SAFE Circular No. 75, PRC citizens, residents and entities that make, or have previously made prior to the implementation of SAFE Circular No. 75, direct or indirect investments in offshore SPVs will be required to register those investments with the local branch of SAFE.  In addition, any PRC citizen, resident, or entity which is a direct or indirect shareholder of an SPV is required to update the previously filed registration with the local branch of SAFE, with respect to that SPV, to reflect any material change. Moreover, the PRC subsidiary of the SPV is required to urge its shareholders who are PRC citizens, residents, or entities to update their registration with the local branch of SAFE.  The registration and filing procedures under SAFE Circular No. 75 are prerequisites for other approval and registration procedures necessary for capital inflow from the offshore entity, such as inbound investments or shareholders’ loans, or capital outflow to the offshore entity, such as the payment of profits or dividends, liquidating distributions, equity sale proceeds or the return of funds upon a capital reduction

Because CDGC’s founder and controlling shareholder, Mr. Xinrong Zhuo, obtained his Hong Kong identity card in 2005 and surrendered his PRC identity subsequently thereto but still resides in mainland China, there is a risk that he may be determined as the PRC resident defined in SAFE Circular No. 75.  Due to the uncertainty over how SAFE Circular No. 75 will be interpreted and implemented, CDGC cannot predict how it will affect CDGC’s business operations or future strategies.  If SAFE Circular No. 75 were determined to apply to CDGC or any of its PRC resident shareholders, none of whom has made registrations or filings according to SAFE Circular No. 75, a failure by any of CDGC’s shareholders or beneficial owners to comply with SAFE Circular No. 75 may subject the relevant shareholders or beneficiaries to penalties under PRC foreign exchange administrative regulations, and may subject CDGC to fines or legal sanctions, restrict CDGC’s overseas or cross-border investment activities, limit CDGC’s subsidiaries’ ability to make distributions or pay dividends or affect CDGC’s ownership structure and capital inflow from the offshore entity, which would have a material adverse effect on CDGC’s business, financial condition, results of operations and liquidity as well as CDGC’s ability to pay dividends or make other distributions to CDGC’s shareholders.  In addition, CDGC may not be informed of the identities of the beneficial owners of CDGC’s company and CDGC’s Chinese resident beneficial owners, if any, may not comply with SAFE Circular No. 75.  The failure or inability of CDGC’s beneficial owners who are PRC citizens, residents or entities to make or amend any required registrations may subject these PRC residents or CDGC’s PRC subsidiary to fines and legal sanctions, and may also limit CDGC’s ability to contribute additional capital into CDGC’s PRC subsidiary and limit CDGC’s PRC subsidiary’s ability to make distributions or pay dividends to CDGC, as a result of which CDGC’s business operations and CDGC’s ability to distribute profits to its shareholders may be materially and adversely affected.

In December 2009, the PRC State Administration for Taxation issued a notice, known as “Circular 698,” addressing PRC income tax issues in connection with transfers of equity by a non-PRC resident enterprise that directly or indirectly holds an interest in a PRC resident enterprise. Circular 698 requires certain tax filings with, and the submission of comprehensive information to, the applicable tax authorities regarding the transfer, which must be made by the seller within 30 days of entering into the agreement or receiving consideration in connection with the sale. The filings and submissions are designed to assist the taxing authorities in evaluating whether the transfer has a reasonable business purpose. If the transfer does not have a reasonable business purpose, Circular 698 provides that the seller is subject to PRC income tax on the gains received from the transfer of the PRC resident enterprise. Although the tax obligations generally apply to the seller, the PRC resident enterprise that is transferred is also subject to certain requirements to assist the PRC tax authorities in collecting the taxes, potentially including withholding agent obligations. Circular 698 is relatively new with limited implementation guidance, and it is uncertain how it will be interpreted, implemented or enforced. For example, there is no clear guidance regarding what constitutes a “reasonable business purpose” or the assistance obligation applicable to the transferred PRC resident enterprise. CDGC cannot predict how Circular 698 will apply to current or future acquisition strategies and business operations. For example, if CDGC acquires a PRC resident enterprise through the acquisition of an offshore holding company, the acquired PRC resident enterprise may have broad and uncertain obligations to assist the PRC tax authorities in collecting tax from the seller. Similarly, if CDGC sells or is deemed to have sold one of its PRC resident enterprises owned through an offshore holding company, CDGC may face comprehensive filing obligations that could delay the transaction, significant taxes, potential sanctions or other enforcement action, or other adverse considerations, which could have an adverse impact on its ability to consummate such a transaction or expand its business and market share.

The dividends CDGC receives from its PRC subsidiaries and CDGC’s global income may be subject to Chinese enterprise income tax, which would have a material adverse effect on CDGC’s results of operations; CDGC’s foreign securities holders will be subject to a Chinese withholding tax upon the dividends payable by CDGC and subject to the income tax on the gains on the sale of securities, if CDGC is classified as a Chinese “resident enterprise.”

Under the PRC’s Enterprise Income Tax Law, or the EIT Law, dividends, interests, rent, royalties and gains on transfers of property payable by a foreign-invested enterprise in China to its foreign investor who is a non-resident enterprise will be subject to a 10% withholding tax, unless such non-resident enterprise’s jurisdiction of incorporation has a tax treaty with China that provides for a reduced rate of withholding tax.  Under the arrangement for avoidance of double taxation between mainland China and Hong Kong, the effective withholding tax applicable to a Hong Kong non-resident company is 5% if it directly owns no less than a 25% stake in the Chinese foreign-invested enterprise.

Under the EIT Law, an enterprise established outside China with its “de facto management body” within China is considered a “resident enterprise” in China and is subject to the Chinese enterprise income tax at the rate of 25% on its worldwide income.  CDGC may be deemed to be a PRC resident enterprise under the EIT Law and be subject to the PRC enterprise income tax at the rate of 25% on CDGC’s worldwide income.  It is also unclear whether the dividends CDGC receives from Fujian WangGang will constitute dividends between resident enterprises and therefore will be exempted from income tax, even if CDGC is deemed to be a “resident enterprise” for PRC enterprise income tax purposes.  If the Chinese tax authorities subsequently determine that CDGC should be classified as a resident enterprise, foreign securities holders will be subject to a 10% withholding tax upon dividends payable by CDGC and subject to income tax upon gains on the sale of securities under the EIT Law.  Any such tax may reduce the returns on the investment in CDGC.

Fujian Service has operated its construction business without the appropriate qualification certificate and therefore may be subject to various penalties.

PRC laws and regulations concerning construction or construction enterprises require that a construction enterprise must hold a qualification certificate for the purpose of undertaking construction projects.  Furthermore, there are three levels of qualifications for enterprises undertaking waterway engineering projects and a license holder may only carry out projects permitted by its level of qualification.  A construction enterprise is prohibited from undertaking projects without the requisite qualification certificate or exceeding the scope permitted by its level of qualification, otherwise it may be subject to penalties, fines, confiscation of the gains derived from the business activities or the suspension of operations.  In addition, if a construction enterprise without the requisite qualification certificate is involved in any dispute in relation with the construction, the relevant court may rule the construction contract to be void.  However, despite the void construction contract, if the construction has been completed and accepted after inspection, the construction enterprise would be entitled to make a claim for the project payment.

Where a construction enterprise, which has acquired the construction qualification, applies for a higher level of qualification or to add new items to its qualification, the approval authorities may not approve its application if the construction enterprise, within a year before the day of application, has undertaken a project beyond the scope permitted by its level of qualification.

CDGC’s operating company, Fujian Service, commenced its business operation since January 2008 but obtained Level-III qualification only in August 2010.  In addition, all major business contracts executed and performed by Fujian Service exceed the permitted scope for Level-III qualification.  Although Fujian Service has received all project payments in accordance with the related construction contracts so far, and has not received any notice from PRC authorities for its previous or existing non-compliance, PRC authorities may impose any of the sanctions described above on Fujian Service.

To be eligible for the Level-II qualification, a construction company is required to meet certain criteria as set forth in the PRC Criterion for Qualifications of Construction Enterprises, or the Qualification Regulations.  Fujian Service meets all of the criteria for the Level-II qualification except the following:  (i) it does not have a dredger with 2 cubic meter volume; (ii) it does not have 150 or more engineers and financial managers; and (iii) the project manager does not have 10 years or more experience in construction management with a minimum of mid-level class qualification.  Fujian Service plans to recruit personnel with the requisite experience and qualifications and to purchase a dredger with 2 cubic meter volume in order to be eligible for the Level-II qualification.  However, it may take significant time for Fujian Service to meet such criteria.  As Fujian Service has not complied with the relevant laws and regulations, such application may not be approved.  If Fujian Service fails to upgrade its qualification in a timely manner and meanwhile continues to undertake projects exceeding the scope of Level-III qualification, it may be subject to fines, confiscation of the gains derived from the business activities or the suspension of operations, and the contracts may be ruled unenforceable or void if any dispute arises, which could materially and adversely affect CDGC’s business and results of operations.

Fujian Service has not obtained the consents from construction project owners for a substantial number of contracts in-progress, which therefore may be held invalid and subject Fujian Service to confiscation of the associated income.

According to the 1997 PRC Construction Law, or the Construction Law, and other related regulations, if a general contractor subcontracts part of the projects to subcontractors with appropriate qualifications, except for the subcontracting as permitted in the general contracting agreement, prior approval from project owners is required.  According to the Interpretation by the PRC Supreme Court Concerning the Application of Law in Trial of Dispute Cases Involving Construction Project Contracts, if a contractor illegally assigns or subcontracts the construction project, such act is invalid.  The people’s court may confiscate the illegal income already obtained by the party according to Article 134 of the Civil Law General Principles.  Among Fujian Service’s historical subcontracts, only a few general contractors have obtained the consent from the project owner, and of construction projects in progress no such consents have been obtained.  CDGC has not been involved in disputes with general contractors or project owners so far, but CDGC may encounter such disputes in the future.  In the event a court determines that a general contractor has subcontracted the construction project illegally, the revenues of Fujian Service may be confiscated, which could materially and adversely affect CDGC’s business and results of operations.

Fujian Service may face fines or other penalties as the required certificates of the dredgers owned or leased by it are missing or expired, and the crews of such vessels may face fines or the temporary seizure of their job qualification certificates.

The PRC Ship Minimum Safety Manning Rules, implemented by PRC Ministry of Communications, or the MOC, in June 2004, provides that the vessels with PRC Nationality should hold the Ship Minimum Safety Manning Certificate issued by maritime affairs administration authority. Further, the PRC Provisions of Inland River Maritime Affairs Administrative Penalty, issued by MOC in December 2004, provides that the owner or the operator of the vessel without the Ship Minimum Safety Manning Certificate should be ordered to make the correction within the time limit and imposed the fine from RMB10,000 to RMB100,000. In the case that such owner or the operator does not make any correction they may be ordered to cease the operation.

The PRC Administrative Rules for Vessels Endorsement Book, implemented by MOC in May 2007, provides that vessels with PRC nationality should hold the Endorsement Book of Vessels. The PRC Provisions of Inland River Maritime Affairs Administrative Penalty provides that such vessels may be fined between RMB5000 to RMB50,000 or even prohibited from the port entry or exit. The vessels’ crews taking charge of such matter may face temporary seizure of the relevant competence certificates from 3 months to 6 months.

PRC Enforcement Regulations for Water Pollution and Prevention and Control, issued by the PRC State Council, provides that the vessels over 400 Tons which are navigating in inland water should hold the Oil Record Book required by the maritime affairs administrative authority. According to the PRC Admistrative Regulation for the Inland Water Environment Ship Pollution Prevention the owner of the vessels may be fined RMB10,000 for the vessels without the Oil Record Book .

PRC Admistrative Regulation for the Inland Water Environment Ship Pollution Prevention provides that the vessels over 400 Tons without the valid prevention document, such as Shipboard Oil Pollution Emergency Plan, may be fined below RMB10,000.

PRC Radio Management Regulations, promulgated by PRC National Council and PRC Centre Military Committee in September 1993, provides that an enterprise radio station in a vessal without a license may be penalized, including sealing up or confiscation of such radio station facilities or confiscation of illegal gains. In the cases of gross violation of the said regulations, such enterprise may fined from RMB1,000 to RMB5,000 or be revoked the station license.

The Enforcement Regulation of Mobile Communication Service Identification Management Method, promulgated by Ministry of Communications in November 2007, provides that all the vessels with a PRC national flag and specified equipment of must have the Ocean Mobile Communication Operation Identification Code Certificate. Any violations of such stipulations may lead to orders to cease the use of ID code or revoking of the ship station license.

Currently the required certificates, as stated above, of some of the dredgers owned or leased by Fujian Service are missing or expired. Accordingly Fujian Service may face fines or other penalties, the specified crews of such vessels may face fines or the temporary seizure of their job qualification certificates.

Fujian Service has not obtained permits for Above-water and Under-water Construction Works and, therefore, may be subject to fines or ordered to rebuild, move or remove the works.

Under the Safety Administration Regulation on Above-water and Under-water Construction Works and Navigation, or the Above-water and Under-water Regulation, promulgated by the PRC Ministry of Transportation, or MOTRAN, the project owner or the contractor of a construction project is required to obtain the permit for above-water and under-water construction works and navigation.  However, it is not explicitly specified whether the project owner, the general contractor or each of the various subcontractors are ultimately responsible for obtaining the permit.  If the permit is not obtained upon the commencement of an above-water or under-water construction project, the relevant government authorities may impose penalties upon any of the enterprises involved in the project for violation of such regulations.  The penalties may include fines and orders to rebuild, move or remove the works.  Fujian Service has not obtained such permit for its construction works.  Although Fujian Service has not received any notice regarding penalties, there is risk that it may be subject to penalties due to non-compliance.

Fujian Service is responsible for the quality of the construction works undertaken by it, and any non-compliance with the related regulations may subject Fujian Service to penalties that may adversely affect CDGC’s operations.

Under the Regulation on the Quality Management of Construction Projects issued by the State Council which took effect in January 2000, or the Supervision of Quality Regulations, the subcontractors will be jointly and severally responsible for the quality of the construction work in the case that the general contractor subcontracts part of the project work to the subcontractors.  If Fujian Service does not comply with Supervision of Quality Regulations, it may be subject to fines, suspension of operations, degradation of the construction qualification, rework, repair and compensation, which may adversely affect CDGC’s operations.  Although the projects in which Fujian Service participated have all passed the inspection and acceptance upon its completion, there is risk that it may be subject to penalties due to the future non-compliance.

 CDGC’s employment practices may be adversely impacted under the labor contract law of the PRC.

The PRC National People’s Congress promulgated the Labor Contract Law, which became effective on January 1, 2008.  Compared to previous labor laws, the Labor Contract Law provides stronger protection for employees and imposes more obligations on employers.  According to the Labor Contract Law, employers have the obligation to enter into written labor contracts with employees to specify the key terms of the employment relationship.  The law also stipulates, among other things, (i) that all written labor contracts shall contain certain requisite terms; (ii) that the length of trial employment periods must be in proportion to the terms of the relevant labor contracts, which in any event may not be longer than six months; (iii) that in certain circumstances, a labor contract is deemed to be without a fixed term and thus an employee can only be terminated with cause; and (iv) that there are certain restrictions on the circumstances under which employers may terminate labor contracts as well as the economic compensations to employees upon termination of the employee’s employment.  A significant number of CDGC’s employees are contracted through Fujian Haiyi International Ship Service Agency Co., Ltd., a third-party agency company, in the case of the dredgers owned by Fujian Service, and through the lessors, in the case of the dredgers leased by Fujian Service.  Fujian Haiyi International Ship Service Agency Co., Ltd. and the lessors are responsible for managing, among others, payrolls and social insurance contributions of these employees.

CDGC may be held jointly liable if Fujian Haiyi International Ship Service Agency Co., Ltd. or the lessors fails to pay such employees their wages and other benefits or otherwise become liable to these employees for labor law violations.  In addition, in the event CDGC decides to significantly change or downsize CDGC’s workforce, the Labor Contract Law could restrict CDGC’s ability to terminate employee contracts and adversely affect CDGC’s ability to make such changes to CDGC’s work force in a manner that is most favorable to CDGC’s business or in a timely and cost effective manner, which in turn may materially and adversely affect CDGC’s financial condition and results of operations.  CDGC’s employment practices may be deemed to violate the Labor Contract Law.  If CDGC is subject to severe penalties or incur significant legal fees in connection with labor law disputes or investigations, CDGC’s business, financial condition and results of operations may be adversely affected.

Fujian Service has not made past housing fund payments for and on behalf of its employees and may be required to make such payments and may be subject to fines or penalties.

Under the Administrative Regulation on Housing Fund, an employer must make a housing fund payment and deposit registration upon its establishment and pay the housing fund for and on behalf of its employees at a percentage between 5% and 12% of the respective employee’s monthly average wage of the preceding year.  Where an employer fails to make the housing fund payment and deposit registration, the housing fund administration authority may order it to complete the registration within a time limit or be assessed a fine of RMB10,000 to RMB50,000.  Where an employer fails to make the housing fund payment for and on behalf of its employees within the time limit or under the requisite percentage, it may be ordered by the housing fund administration authority to deposit the fund within a time limit, together with late fees of 0.03% of such amount.  Fujian Service has not made the housing fund payment and deposit registration or paid the housing fund for and on behalf of its employees due to inconsistent implementation and interpretation by local authorities in the PRC and different levels of acceptance of the social security system by employees.  In the future, Fujian Service may be required to make such past housing fund payments, pay late fees, and pay fines for non-compliance.  Any judgment or decision against Fujian Service in respect of outstanding housing fund matters could have an adverse effect on CDGC’s results of operations.

Currency fluctuations and restrictions on currency exchange may adversely affect CDGC’s business, including limiting CDGC’s ability to convert Renminbi into foreign currencies and, if Renminbi were to decline in value, reducing CDGC’s revenue in U.S. dollar terms.

CDGC’s reporting currency is the U.S. dollar and CDGC’s operations in the PRC use their local currency as their functional currencies.  Substantially all of CDGC’s revenue and expenses are in Renminbi.  CDGC is subject to the effects of exchange rate fluctuations with respect to any of these currencies.  For example, the value of the Renminbi depends to a large extent on PRC government policies and the PRC’s domestic and international economic and political developments, as well as supply and demand in the local market.  Since 1994, the official exchange rate for the conversion of Renminbi to the U.S. dollar had generally been stable and the Renminbi had appreciated slightly against the U.S. dollar.  However, in July 2005, the PRC government changed its policy of pegging the value of Renminbi to the U.S. dollar.  Under the new policy, Renminbi may fluctuate within a narrow and managed band against a basket of certain foreign currencies.  As a result of this policy change, Renminbi appreciated more than 20% against the U.S. dollar in the following three years.  Since July 2008, however, the Renminbi has traded within a narrow range against the U.S. dollar.  As a consequence, the Renminbi has fluctuated significantly since July 2008 against other freely traded currencies, in tandem with the U.S. dollar.  On June 19, 2010, the People’s Bank of China, or the PBOC, announced that the PRC government would further reform the Renminbi exchange rate regime and increase the flexibility of the exchange rate.  It is difficult to predict how this new policy may impact the Renminbi exchange and the Renminbi may not be stable against the U.S. dollar or any other foreign currency.

The statements of CDGC’s operations are translated into U.S. dollars at the average exchange rates in each applicable period.  To the extent the U.S. dollar strengthens against foreign currencies, the translation of these foreign currency denominated transactions results in reduced revenue, operating expenses and net income for CDGC’s operations.  Similarly, to the extent the U.S. dollar weakens against foreign currencies, the translation of these foreign currency denominated transactions results in increased revenue, operating expenses and net income for CDGC’s operations.  CDGC is also exposed to foreign exchange rate fluctuations as CDGC convert the financial statements of CDGC’s foreign subsidiaries into U.S. dollars in consolidation.  For example, CDGC’s net income as measured in Renminbi was RMB620.4 million for the year ended December 31, 2011 compared to RMB326.0 million for the year ended December 31, 2010, an increase of 90.3%.  However, CDGC’s net income as measured in U.S. dollars was $96.4 million for the year ended December 31, 2011 compared to $48.2 million for the year ended December 31, 2010, an increase of 99.8%.  If there is a change in foreign currency exchange rates, the conversion of the foreign subsidiaries’ financial statements into U.S. dollars will lead to a translation gain or loss which is recorded as a component of other comprehensive income.  In addition, if CDGC has assets or liabilities that are denominated in currencies other than the relevant entity’s functional currency, changes in the functional currency value of these assets and liabilities would create fluctuations that lead to a transaction gain or loss.  CDGC has not entered into agreements or purchased instruments to hedge exchange rate risks, although CDGC may do so in the future.  The availability and effectiveness of any hedging transaction may be limited and CDGC may not be able to successfully hedge its exchange rate risks.

Although PRC governmental policies were introduced in 1996 to allow the convertibility of Renminbi into foreign currency for current account items, conversion of Renminbi into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of SAFE, which is under the authority of the PBOC.  These approvals, however, do not guarantee the availability of foreign currency conversion.  CDGC may not be able to obtain all required conversion approvals for CDGC’s operations and PRC regulatory authorities may impose greater restrictions on the convertibility of Renminbi in the future.  Because a significant amount of CDGC’s future revenue may be in the form of Renminbi, CDGC’s inability to obtain the requisite approvals or any future restrictions on currency exchanges could limit CDGC’s ability to utilize revenue generated in Renminbi to fund CDGC’s business activities outside of the PRC, or to repay foreign currency obligations, including CDGC’s debt obligations, which would have a material adverse effect on CDGC’s financial condition and results of operations.

RISKS RELATING TO CDGC’S SECURITIES

If CDGC fails to list CDGC’s shares on a qualifying stock exchange by December 31, 2013, CDGC will face a redemption obligation with CDGC’s preferred shareholders.

The holders of CDGC’s preferred shares have the right to receive 20% of the $5.00 purchase price after December 31, 2013 if not yet converted. Substantially, this is the right to $1.00 per share if CDGC fails to have the ordinary shares underlying CDGC’s preferred shares both successfully registered with the SEC and listed on the Nasdaq Stock Market LLC, or the Nasdaq, the New York Stock Exchange, or the NYSE, or the NYSE Amex, or another major international securities exchange. Under these circumstances, in addition to this substantive obligation to pay the $1.00 per share, the holders of preferred shares would have the right to demand redemption of the shares at $5.00 per share. The Nasdaq, NYSE, and NYSE Amex recently adopted a “seasoning” requirement for the listing of former reverse merger companies, which includes trading in another market for an adequate period of time at certain minimum price levels and completing SEC filings during this time, although there is an exception to this requirement for firmly underwritten public offerings of at least $40 million. CDGC does not expect it will be able to comply with seasoning requirements for listing prior to the listing deadline and CDGC may be unable to qualify for the $40 million exception, which substantially increases the possibility that CDGC may need to pay to redeem the preferred shares.  Efforts to list on an international securities exchange or obtain waivers from preferred shareholders may also be unsuccessful. If CDGC must redeem the preferred shares in addition to paying the $1.00 per share, CDGC’s liquidity and financial position will be materially and adversely affected. For example, payment of the $1.00 per share, if required in 2012, would result in a charge of approximately $1.7 million to net income in 2012, representing the portion that had not already been reflected as a liability on the balance at December 31, 2011. The effect on CDGC’s liquidity and financial position could also have additional material and adverse effects CDGC’s results of operations.

CDGC’s corporate actions are substantially controlled by CDGC’s officers, directors and principal shareholders and their affiliated entities.

CDGC’s executive officers, directors and principal shareholders and their affiliated entities beneficially own approximately 74.2% of CDGC’s issued and outstanding shares. These shareholders, if they acted together, would control matters requiring approval by CDGC’s shareholders, including the election of directors and the approval of mergers or other business combination transactions, and they may not act in the best interests of CDGC’s minority shareholders. This concentration of ownership may also discourage, delay or prevent a change in control of CDGC’s company, which could deprive CDGC’s shareholders of an opportunity to receive a premium for their shares as part of a sale of CDGC’s company. These actions may be taken even if they are opposed by CDGC’s other shareholders.

CDGC may need additional capital, and the sale of additional equity securities could result in additional dilution to CDGC’s shareholders.

CDGC believes that CDGC’s cash and cash equivalents, and anticipated cash flow from operations will be sufficient to meet CDGC’s anticipated cash needs for the foreseeable future. CDGC may, however, require additional cash resources due to changed business conditions or other future developments, including any investments or acquisitions CDGC may decide to pursue. If these resources are insufficient to satisfy CDGC’s cash requirements, CDGC may seek to sell additional equity or debt securities or obtain a credit facility. The sale of additional equity securities could result in additional dilution to CDGC’s shareholders. The incurrence of indebtedness would result in increased debt service obligations and could result in operating and financing covenants that would restrict CDGC’s operations. It is uncertain whether financing will be available in amounts or on terms acceptable to CDGC, if at all.

Because CDGC does not expect to pay dividends in the foreseeable future you must rely on price appreciation of CDGC’s shares for return on your investment.

CDGC has never declared or paid any cash dividends on CDGC’s ordinary shares or preferred shares.  CDGC does not anticipate paying any cash dividends on CDGC’s ordinary shares in the foreseeable future and plan to retain earnings, if any, for use in the development of CDGC’s business.  Therefore, you should not rely on an investment in CDGC’s shares as a source for any future dividend income.   CDGC’s board of directors has significant discretion as to whether to distribute dividends. Even if CDGC’s board of directors decides to declare and pay dividends, the timing, amount and form of future dividends, if any, will depend on, among other things, CDGC’s future results of operations and cash flow, CDGC’s capital requirements and surplus, the amount of distributions, if any, received by CDGC from its subsidiaries, CDGC’s financial position, contractual restrictions, BVI and PRC laws, and other factors deemed relevant by CDGC’s board of directors.  Accordingly, the return on your investment in CDGC’s shares will likely depend entirely upon any future price appreciation of CDGC’s shares.  CDGC’s shares may not appreciate in value or even maintain the price at which you purchased CDGC’s shares.

CDGC’s shareholders may face difficulties in protecting their interests, and their ability to protect their rights through the United States federal courts may be limited because CDGC is incorporated under BVI law, CDGC conducts substantially all of CDGC’s operations in China and all of CDGC’s directors and officers reside outside the United States.

CDGC is incorporated in the BVI and conducts substantially all of CDGC’s operations in China through CDGC’s PRC subsidiary. All of CDGC’s directors and officers reside outside the United States and a substantial portion of their assets are located outside of the United States. As a result, it may be difficult or impossible for CDGC shareholders to bring an action against CDGC or against these individuals in the BVI or in China in the event that you believe that your rights have been infringed under the securities laws or otherwise. Even if CDGC shareholders are successful in bringing an action of this kind, the laws of the BVI and of China may render you unable to enforce a judgment against CDGC’s assets or the assets of CDGC’s directors and officers.

Any final and conclusive monetary judgment obtained against CDGC in the courts of United States, for a definite sum, may be treated by the courts of the British Virgin Islands as a cause of action in itself so that no retrial of the issues would be necessary provided that in respect of the foreign judgment:

a)	the foreign court issuing the judgment had jurisdiction in the matter and CDGC either submitted to such jurisdiction or was resident or carrying on business within such jurisdiction and was duly served with process;

b)	the judgment given by the foreign court was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations of CDGC;

c)	in obtaining judgment there was no fraud on the part of the person in whose favour judgment was given or on the part of the court;

d)	recognition or enforcement of the judgment in the British Virgin Islands would not be contrary to public policy; and

e)	the proceedings pursuant to which judgment was obtained were not contrary to natural justice.

The PRC does not have a treaty with United States providing for the reciprocal recognition and enforcement of judgments of courts.

CDGC’s corporate affairs are governed by CDGC’s memorandum and articles of association, as amended and restated from time to time, or CDGC’s Articles of Association, and by the statutory and common law of the BVI. The rights of shareholders to take legal action against CDGC and CDGC’s directors, actions by minority shareholders and the fiduciary responsibilities of CDGC’s directors are to a large extent governed by the common law of the BVI. The common law of the BVI is derived in part from comparatively limited judicial precedent in the BVI as well as from English common law, which provides persuasive, but not binding, authority on a court in the BVI. The rights of CDGC’s shareholders and the fiduciary responsibilities of CDGC’s directors under BVI law are not as clearly established as they would be under statutes or judicial precedents in the United States. In particular, the BVI has a less developed body of securities laws than the United States and provides significantly less protection. In addition, BVI companies may not have standing to initiate a shareholder derivative action in United States federal courts.

The BVI Business Companies Act, or the Companies Act, has introduced a series of remedies available to shareholders. Where a company incorporated under the Companies Act conducts some activity which breaches the Act or CDGC’s amended and restated memorandum and articles of association, the court can issue a restraining or compliance order. Shareholders can now also bring derivative, personal and representative actions under certain circumstances. The traditional English basis for members’ remedies have also been incorporated into the Act—where a member of a company considers that the affairs of the company have been, are being or are likely to be conducted in a manner likely to be oppressive, unfairly discriminating or unfairly prejudicial to him, such shareholder may now apply to the court for an order on such conduct. Any member of a company may apply to BVI court for the appointment of a liquidator for the company and the court may appoint a liquidator for the company if it is of the opinion that it is just and equitable to do so.

The Companies Act provides that any shareholder of a company is entitled to payment of the fair value of his shares upon dissenting from any of the following: (a) a merger; (b) a consolidation; (c) any sale, transfer, lease, exchange or other disposition of more than 50 per cent in value of the assets or business of the company if not made in the usual or regular course of the business carried on by the company but not including: (i) a disposition pursuant to an order of the court having jurisdiction in the matter, (ii) a disposition for money on terms requiring all or substantially all net proceeds to be distributed to the members in accordance with their respective interest within one year after the date of disposition, or (iii) a transfer pursuant to the power of the directors to transfer assets for the protection thereof; (d) a redemption of 10 per cent, or fewer of the issued shares of the company required by the holders of 90 percent, or more of the shares of the company pursuant to the terms of the Act; and (e) an arrangement, if permitted by the BVI court.

Generally any other claims against a company by its shareholders must be based on the general laws of contract or tort applicable in the British Virgin Islands or their individual rights as shareholders as established by the company’s fifth amended and restated memorandum and articles of association. There are common law rights for the protection of shareholders that may be invoked, largely dependent on English common law, since the common law of the British Virgin Islands for BVI business companies is limited. Under the general rule pursuant to English company law known as the rule in Foss v. Harbottle, a court will generally refuse to interfere with the management of a company at the insistence of a minority of its shareholders who express dissatisfaction with the conduct of the company’s affairs by the majority or the board of directors. However, every shareholder is entitled to have the affairs of the company conducted properly according to law and the constituent documents of the company. As such, if those who control the company have persistently disregarded the requirements of company law or the provisions of the company’s fifth amended and restated memorandum and articles of association, then the courts may grant relief. Generally, the areas in which the courts will intervene are the following:

•	a company is acting or proposing to act illegally or beyond the scope of its authority;

•	the act complained of, although not beyond the scope of the authority, could only be effected if duly authorized by more than the number of votes which have actually been obtained;

•	the individual rights of the plaintiff shareholder have been infringed or are about to be infringed; or

•	those who control the company are perpetrating a “fraud on the minority.”

As a result, CDGC’s shareholders may have more difficulty in protecting their interests through actions against CDGC, its management, its directors or its major shareholders than would shareholders of a corporation incorporated in a jurisdiction in the United States.

 CDGC has identified what believe would constitute a material weakness in CDGC’s internal control over financial reporting and may identify future material weaknesses which, if uncorrected, may adversely affect CDGC’s ability to accurately and timely report CDGC’s financial results or prevent fraud, decrease investor confidence in CDGC and negatively impact the value of CDGC’s securities.

CDGC is a company with limited accounting personnel and other resources to address CDGC’s internal control over financial reporting. In connection with the audit of CDGC’s financial statements for the years ended December 31, 2010 and 2011, CDGC identified what CDGC believes would constitute a “material weakness” in CDGC’s internal control over financial reporting. As defined in the standards established by the Public Company Accounting Oversight Board of the United States, or the PCAOB, a “material weakness” is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of CDGC’s annual or interim financial statements will not be prevented or detected on a timely basis by CDGC’s internal controls. The material weakness CDGC identified was that none of CDGC’s employees had any formal training in U.S. GAAP and the rules and regulations of the U.S. Securities and Exchange Commission, or the SEC. CDGC’s Chief Financial Officer also does not have such training, and CDGC may not be able to remediate this material weakness without significant expense, if at all. CDGC has identified similar material weaknesses in the past, and CDGC may also face additional material weaknesses in the future. Therefore, there is a risk that CDGC’s current or future financial statements may not be properly prepared in accordance with the U.S. GAAP or that CDGC’s current or future disclosures are not in compliance with SEC rules and regulations. If CDGC fails to timely achieve and maintain the adequacy of CDGC’s internal controls, CDGC may not be able to conclude that CDGC has effective internal control over financial reporting. As a result, CDGC’s failure to achieve and maintain effective internal control over financial reporting could result in the loss of investor confidence in the reliability of CDGC’s financial statements, which in turn could harm CDGC’s business and negatively impact the value of CDGC’s securities.

Compliance with rules and requirements applicable to public companies will cause CDGC to incur additional costs, and any failure by CDGC to comply with such rules and requirements could negatively affect investor confidence in CDGC and cause the value of its securities to decline.

As a public company, CDGC will incur significant legal, accounting and other expenses that CDGC did not incur as a private company, many of which are not reflected in CDGC’s historical financial statements. In addition, the Sarbanes-Oxley Act, as well as rules adopted by the SEC, has required changes in the corporate governance practices of public companies. CDGC expect these rules and regulations to increase CDGC’s legal, accounting and financial compliance costs and to make certain corporate activities more time-consuming and costly. Complying with these rules and requirements may be especially difficult and costly for CDGC because it may have difficulty locating sufficient personnel in China with experience and expertise relating to U.S. GAAP and United States public company reporting requirements, and such personnel may command high salaries. If CDGC cannot employ sufficient personnel to ensure compliance with these rules and regulations, CDGC may need to rely more on outside legal, accounting and financial experts, which may be very costly. In addition, CDGC will incur additional costs associated with CDGC’s public company reporting requirements. CDGC cannot predict or estimate the amount of additional costs CDGC may incur or the timing of such costs.

 Risks Related to Pingtan Fishing’s Business

Pingtan Fishing will need additional financing in order to execute its business plan.

Pingtan Fishing will need to obtain additional capital in order to execute its business plan to expand its operations by enlarging its fishing vessel fleet, expanding fishing ground worldwide and extend its business to fishmeal processing . Such additional capital may be raised by issuing securities through various financing transactions or arrangements, including joint ventures of projects, debt financing, equity financing or other means. Additional financing may not be available when needed on commercially reasonable terms or at all. The inability to obtain additional capital may reduce Pingtan Fishing’s ability to continue to conduct its business operations as currently contemplated.

Regulation of Pingtan Fishing’s industry may have an adverse impact on its business.

For years, the international community has been aware of and concerned with the worldwide problem of depletion of natural fish stocks. In the past, these concerns have resulted in the imposition of quotas that subject individual countries to strict limitations on the amount of fish they are allowed to catch. Environmental groups have been lobbying to have additional limitations on fishing imposed and have even made suggestions that would limit the activities of fish farms. If international organizations or national governments were to impose additional limitations on fishing, this could have a negative impact on Pingtan Fishing’s results of operations.

The growth of Pingtan Fishing’s business depends on its ability to secure fishing licenses directly or through third parties.

Fishing is a highly regulated industry. Pingtan Fishing’s operations require licenses, permits and in some cases renewals of licenses and permits from various governmental authorities. For example, commercial fishing operations are subject to government license requirements that permit them to make their catch. Pingtan Fishing’s ability to obtain, sustain or renew such licenses and permits on acceptable terms is subject to changes in regulations and policies and to the discretion of the applicable governments, among other factors. Pingtan Fishing’s inability to obtain, or a loss or denial of extensions, to any of these licenses or permits could hamper its ability to produce revenues from its operations.

Pingtan Fishing is dependent on affiliates and third parties for its operations.

A large portion of Pingtan Fishing’s transportation operations are conducted by two of Pingtan Fishing’s affiliates, Haifeng Dafu Enterprise Company Limited and Hai Yi Shipping Limited. If for any reason these two companies became unable or unwilling to continue to provide services to Pingtan Fishing, this would likely lead to a temporary interruption in transportation at least until Pingtan Fishing found another entity that could provide these services. Failure to find a suitable replacement, even on a temporary basis, may have an adverse effect on Pingtan Fishing’s results of operations.

A large portion of Pingtan Fishing’s operations are conducted from a base owned PT. Avona Mina Lestari, or Avona, an affiliate of Pingtan Fishing. Pingtan Fishing contracts with Avona for the right to use the base. Avona also handles certain agency services, including customs applications and fees for Pingtan Fishing. If for any reason Avona became unable or unwilling to continue to provide its services to Pingtan Fishing, this would likely lead to a temporary interruption in Pingtan Fishing’s operations, at least until Pingtan Fishing found another entity that could provide these services. Failure to find a suitable replacement for Avona, even on a temporary basis, may have an adverse effect on Pingtan Fishing’s results of operations.

It may be difficult to effect service of process and enforcement of legal judgments upon Pingtan Fishing and its officers and directors because some of them reside outside the United States.

All of Pingtan Fishing’s key directors and officers reside outside the United States. As a result, service of process on Pingtan Fishing’s key directors and officers may be difficult to effect within the United States. Also, substantially all of Pingtan Fishing’s assets are located outside the United States and any judgment obtained in the United States against Pingtan Fishing may not be enforceable outside the United States.

Pingtan Fishing may be adversely affected by fluctuations in raw material prices and selling prices of its products.

The products and raw materials Pingtan Fishing use may experience price volatility caused by events such as market fluctuations, weather conditions or changes in governmental programs. Raw materials consist primarily of bait, including sardines, anchovies, mackerel and other small fish. The market price of these raw materials may also experience significant upward adjustment, if, for instance, there is a material under-supply or over-demand in the market. These price changes may ultimately result in increases in the selling prices of its products, and may, in turn, adversely affect Pingtan Fishing’s sales volume, revenue and operating profit.

Pingtan Fishing may not be able to effectively manage its growth, which may harm its profitability.

Pingtan Fishing’s strategy envisions expanding its business. If Pingtan Fishing fails to effectively manage its growth, its financial results could be adversely affected. Growth may place a strain on Pingtan Fishing’s management systems and resources. Pingtan Fishing must continue to refine and expand its business development capabilities, its systems and processes and its access to financing sources. As Pingtan Fishing grows, it must continue to hire, train, supervise and manage new employees. Pingtan Fishing may not be able to:

• meet its capital needs;

• expand its systems effectively or efficiently, or in a timely manner;

• allocate its human resources optimally;

• identify and hire qualified employees or retain valued employees; or

• incorporate effectively the components of any business that it may acquire in its effort to achieve growth.

If Pingtan Fishing is unable to manage its growth, Pingtan Fishing’s operations and its financial results could be adversely affected by inefficiency, which could diminish its profitability.

Pingtan Fishing’s business may suffer if it does not attract and retain talented personnel.

Pingtan Fishing’s success will depend in large measure on the abilities, expertise, judgment, discretion, integrity and good faith of its management and other personnel in conducting the business of the company. Pingtan Fishing has a small management team, and the loss of a key individual or inability to attract suitably qualified staff could materially adversely impact its business.

Pingtan Fishing’s success depends on the ability of its management and employees to interpret and respond to economic, market and environmental conditions in Pingtan Fishing’s operating areas correctly. Further, Pingtan Fishing’s key personnel may not continue their association or employment with Pingtan Fishing and replacement personnel with comparable skills may not be available. Pingtan Fishing plans to continue appropriately compensating management and any key employees; however, their services cannot be guaranteed. If Pingtan Fishing is unable to attract and retain key personnel, its business may be adversely affected.

Pingtan Fishing may incur penalties that could impair its business.

Failure to comply with government regulations could subject Pingtan Fishing to civil and criminal penalties, could require Pingtan Fishing to forfeit property rights, and may affect the value of its assets. Pingtan Fishing may also be required to take corrective actions, such as installing additional equipment or taking other actions, each of which could require it to make substantial capital expenditures. Pingtan Fishing could also be required to indemnify its employees in connection with any expenses or liabilities that they may incur individually in connection with regulatory action against them. As a result, Pingtan Fishing’s future business prospects could deteriorate due to regulatory constraints, and its profitability could be impaired by its obligation to provide such indemnification to its employees.

Pingtan Fishing’s insurance coverage may be inadequate to cover liabilities Pingtan Fishing may incur or to fully replace a significant loss of assets.

Pingtan Fishing’s involvement in the fishing industry may result in liability for pollution, property damage, personal injury or other hazards. Although Pingtan Fishing believes it has obtained insurance in accordance with PRC industry standards to address such risks, such insurance has limitations on liability and/or deductible amounts that may not be sufficient to cover the full extent of such liabilities or losses. In addition, such risks may not, in all circumstances, be insurable or, in certain circumstances, Pingtan Fishing may choose not to obtain insurance to protect against specific risks due to the high premiums associated with such insurance or for other reasons. The payment of such uninsured liabilities would reduce the funds available to Pingtan Fishing. If Pingtan Fishing suffers a significant event or occurrence that is not fully insured, or if the insurer of such event is not solvent, Pingtan Fishing could be required to divert funds from capital investment or other uses towards covering its liability or loss for such events.

Fluctuations in foreign exchange rates could have an adverse effect on Pingtan Fishing’s results of operations.

Pingtan Fishing’s operations are conducted in foreign currencies. For example, most of its sales are received in RMB while most of the expenses are paid for in RMB and USD. The value of the RMB fluctuates relative to the U.S. Dollar. As a result, Pingtan Fishing is exposed to exchange rate fluctuations, which could have an adverse effect on its results of its operations in a given period.

Earthquakes, tsunamis, adverse weather or oceanic conditions or other calamities may disrupt Pingtan Fishing’s operations and could adversely affect its sales.

Pingtan Fishing’s fishing expeditions are based out of the Arafura Sea, Indonesia, and Pingtan Fishing has cold storages located in MaWei in the Fujian province on the southeast coast of China. In 2004, an undersea earthquake occurred off the west coast of Sumatra Indonesia. This earthquake triggered a series of devastating tsunamis along the costs of most landmasses boarding the Indian Ocean. More than 225,000 people in 11 countries were killed, and coastal communities were inundated with waves up to 100 feet. Due to the location of Pingtan Fishing’s business, it may be at risk of experiencing another tsunami, earthquake or other adverse weather or oceanic conditions. This may result in the breakdown of Pingtan Fishing’s facilities, such as its cold storage facilities, which will in turn lead to deterioration of its products with the potential for spoilage. This could adversely affect Pingtan Fishing’s ability to fulfill its sales orders and adversely affect its profitability. Adverse weather conditions affecting the fishing grounds where the fishing vessels owned by Pingtan Fishing operates, such as storms, cyclones and typhoons or cataclysmic events such as tsunamis may also decrease the volume of Pingtan Fishing’s fish catches or may even hamper its fishing operations. Pingtan Fishing’s operations may also be adversely affected by major climatic disruptions such as El Nino which in the past has caused significant decreases in seafood catches worldwide.

Pingtan Fishing may be affected by global climate change or by legal, regulatory or market responses to such changes.

The growing political and scientific sentiment is that increased concentrations of carbon dioxide and other greenhouse gases in the atmosphere are influencing global weather patterns. Fresh products, including seafood products, are vulnerable to adverse weather conditions, including windstorms, floods, drought and temperature extremes, which are quite common but difficult to predict and may be influenced by global climate change. Similarly, changing weather patterns, along with the increased frequency or duration of extreme weather conditions, could impact the availability of the fish species Pingtan Fishing catches.

Concern over climate change, including global warming, has led to legislative and regulatory initiatives directed at limiting greenhouse gas (GHG) emissions. For example, proposals that would impose mandatory requirements on GHG emissions may be considered by policy makers in the territories in which Pingtan Fishing operates. Laws enacted that directly or indirectly affect Pingtan Fishing’s production, distribution, packaging, cost of raw materials, fuel, and water could all impact Pingtan Fishing’s business and financial results.

A dramatic reduction in fish resources may adversely affect Pingtan Fishing’s business.

Pingtan Fishing is in the business of catching and selling marine catch. Due to over-fishing, the stocks of certain species of fish may be dwindling and to counteract such over-fishing, governments may take action that may be detrimental to Pingtan Fishing ability to conduct its operations. If the solution proffered or imposed by the governments controlling the fishing grounds were to limit the types, quantities and species of fish that Pingtan Fishing is able to catch, its operations and prospects may be adversely affected.

Changes in the policies of the PRC government may adversely affect Pingtan Fishing’s business.

The fishing industry in the PRC is subject to policies implemented by the PRC government. The PRC government may impose restrictions on aspects of Pingtan Fishing’s business such as regulations for the management and ownership of vessels. If the raw materials used by Pingtan Fishing or its products become subject to any form of government control, then depending on the nature and extent of the control and Pingtan Fishing’s ability to make corresponding adjustments, there could be a material adverse effect on Pingtan Fishing’s business and operating results.

Separately, Pingtan Fishing’s business and operating results also could be adversely affected by changes in policies of the Chinese government such as: changes in laws, regulations or the interpretation thereof; confiscatory taxation; restrictions on currency conversion, imports on sources of supplies; or the expropriation or nationalization of private enterprises. Although the Chinese government has been pursuing economic reform policies for approximately two decades to liberalize the economy and introduce free market aspects, the government may not continue to pursue such policies and such policies may be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting China’s political, economic and social life.

Certain political and economic considerations relating to PRC could adversely affect Pingtan Fishing.

The PRC is passing from a planned economy to a market economy. The Chinese government has confirmed that economic development will follow a model of market economy under socialism. While the PRC government has pursued economic reforms since its adoption of the open-door policy in 1978, a large portion of the PRC economy is still operating under five-year plans and annual state plans adopted by the government that set down national economic development goals. Through these plans and other economic measures, such as control on foreign exchange, taxation and restrictions on foreign participation in the domestic market of various industries, the PRC government exerts considerable direct and indirect influence on the economy. Many of the economic reforms are unprecedented or experimental for the PRC government, and are expected to be refined and improved. Other political, economic and social factors can also lead to further readjustment of such reforms. This refining and readjustment process may not necessarily have a positive effect on Pingtan Fishing’s operations or future business development. Pingtan Fishing’s operating results may be adversely affected by changes in the PRC’s economic and social conditions as well as by changes in the policies of the PRC government, which Pingtan Fishing may not be able to foresee, such as changes in laws and regulations (or the official interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, and imposition of additional restrictions on currency conversion.

The recent nature and uncertain application of many PRC laws applicable to Pingtan Fishing create an uncertain environment for business operations and they could have a negative effect on Pingtan Fishing.

The PRC legal system is a civil law system. Unlike the common law system, such as the legal system used in the United States, the civil law system is based on written statutes in which decided legal cases have little value as precedents. In 1979, the PRC began to promulgate a comprehensive system of laws and has since introduced many laws and regulations to provide general guidance on economic and business practices in the PRC and to regulate foreign investment. Progress has been made in the promulgation of laws and regulations dealing with economic matters such as corporate organization and governance, foreign investment, commerce, taxation and trade. The promulgation of new laws, changes of existing laws and the abrogation of local regulations by national laws could have a negative impact on Pingtan Fishing’s business and business prospects. In addition, as these laws, regulations and legal requirements are relatively recent, their interpretation and enforcement involve significant uncertainty.

The consummation of the acquisition contemplated by the Pingtan Fishing share purchase agreement and the reorganization plan contemplated by Pingtan Fishing require prior approval from the Ministry of Commerce.

As of the date of this proxy statement, the application of the M&A Regulations remains unclear, with no consensus among leading PRC law firms regarding the scope and applicability of the CSRC approval requirement. Pingtan Fishing’s PRC legal counsel has advised, based on its understanding of current PRC laws, regulations and rules, that the M&A Regulations are not applicable to the consummation of the acquisition contemplated by the Pingtan Fishing share purchase agreement or the reorganization plan contemplated by Pingtan Fishing. because Merchant Supreme’s founder and controlling shareholder, Mr. Xinrong Zhuo, is not a mainland PRC natural person. However, the relevant PRC government authorities, including MOFCOM and the CSRC, may reach a different conclusion. If prior approval from MOFCOM or the CSRC is required, but not obtained, Merchant Supreme may face sanctions by MOFCOM, the CSRC or other PRC regulatory agencies. Consequently, MOFCOM, the CSRC or other PRC regulatory agencies may impose fines and penalties on Pingtan Fishing’s operations in the PRC, limit such operations, or take other actions that could have a material adverse effect on Pingtan Fishing’s business, financial condition, results of operations, reputation and prospects.

The Circular of the General Office of the State Council on the Establishment of Security Review System Regarding the Merger and Acquisition of Domestic Enterprises by Foreign Investors promulgated on February 3, 2011, or the Circular of Security Review, and the Regulations of Implementing the Security Review System Regarding Merger and Acquisition of Domestic Enterprises by Foreign Investors promulgated by MOFCOM on August 25, 2011, or the Regulations of Security Review, collectively, provide that any foreign investor should file an application with MOFCOM for the merger and acquisition of domestic enterprises in sensitive sectors or industries. Further, MOFCOM has, for its inner review process, stipulated a range of the business operation items which are required to be reviewed. With reference to such business items, Pingtan Fishing believes that the Regulations of Security Review do not apply to the business operations of Pingtan Fishing. However, the relevant PRC regulatory authorities may have a different view or interpretation in this regard when implementing the Regulations of Security Review. As a result, the consummation of the business combination contemplated by the Pingtan Fishing share purchase agreement may be subject to PRC security review, which could be time-consuming and complex and in turn affect Pingtan Fishing’s ability to expand its business or maintain its market share.

If SAFE determines that its foreign exchange regulations concerning “round-trip” investment apply to CGEI and Merchant Supreme’s shareholding structure, a failure by Merchant Supreme’s shareholders or beneficial owners to comply with these regulations may restrict Merchant Supreme’s ability to distribute profits, restrict Merchant Supreme’s overseas and cross-border investment activities or subject it to liability under PRC laws, which may materially and adversely affect Pingtan Fishing’s business and prospects.

SAFE Circular No. 75 provides that those domestic individuals who hold a PRC identity card, passport or other legal identity supporting document, or who have no such legal identity in mainland PRC but are habitually residing in PRC for the reasons of economic interest relationship, whether they hold a PRC identity supporting document or not, should register with the local SAFE branch prior to their establishment or control of an offshore entity established for the purpose of an overseas equity financing involving onshore assets or equity interests held by them, or an SPV. In addition, any PRC citizen, resident, or entity which is a direct or indirect shareholder of an SPV is required to update the previously filed registration with the local branch of SAFE, with respect to that SPV, to reflect any material change. Moreover, a PRC subsidiary of an SPV is required to urge its shareholders who are PRC citizens, residents, or entities to update their registration with the local branch of SAFE. If a PRC shareholder with a direct or indirect equity interest in an offshore parent company fails to make the required SAFE registration, the PRC subsidiaries of such offshore parent company may be prohibited from paying the offshore parent proceeds from any reduction in capital, share transfer or liquidation in respect of the PRC subsidiaries. Failure to comply with the SAFE Circular No. 75 could result in liability under PRC law for violation of the relevant rules relating to transfers of foreign exchange.

Because Merchant Supreme’s founder and controlling shareholder, Mr. Xinrong Zhuo, obtained his Hong Kong identity card in 2005 and surrendered his PRC identity subsequently thereto, but still resides in mainland China, there is a risk that he may be determined as the PRC resident defined in SAFE Circular No. 75. Due to the uncertainty over how SAFE Circular No. 75 will be interpreted and implemented, Pingtan Fishing cannot predict how it will affect its business operations or future strategies. If SAFE Circular No. 75 were determined to apply to Merchant Supreme or any of Merchant Supreme’s PRC resident shareholders, none of whom has made registrations or filings according to SAFE Circular No. 75, a failure by any of Merchant Supreme’s shareholders or beneficial owners to comply with SAFE Circular No. 75 may subject the relevant shareholders or beneficiaries to penalties under PRC foreign exchange administrative regulations, and may subject Merchant Supreme to fines or legal sanctions, restrict Merchant Supreme’s overseas or cross-border investment activities, limit Merchant Supreme’s subsidiaries’ ability to make distributions or pay dividends or affect Merchant Supreme’s ownership structure and capital inflow from the offshore entity, which would have a material adverse effect on Merchant Supreme’s business, financial condition, results of operations and liquidity, as well as Pingtan Fishing’s ability to pay dividends or make other distributions to its shareholders. In addition, you may not be informed that the identities of the beneficial owners of Merchant Supreme and Merchant Supreme’s Chinese resident beneficial owners, if any, are not compliant with SAFE Circular No. 75. The failure or inability of Merchant Supreme’s beneficial owners who are PRC citizens, residents or entities to make or amend any required registrations may subject these PRC residents or Merchant Supreme’s PRC subsidiary to fines and legal sanctions, and may also limit Merchant Supreme’s ability to contribute additional capital into its PRC subsidiaries and limit Merchant Supreme’s PRC subsidiaries’ ability to make distributions or pay dividends to Merchant Supreme, as a result Pingtan Fishing’s business operations and its ability to distribute profits may be materially and adversely affected.

In addition, Circular 698 requires certain tax filings with, and the submission of comprehensive information to, the applicable tax authorities regarding transfers of equity by a non-PRC resident enterprise that directly or indirectly holds an interest in a PRC resident enterprise. The filings and submissions are designed to assist the taxing authorities in evaluating whether the transfer has a reasonable business purpose. If the transfer does not have a reasonable business purpose, Circular 698 provides that the seller is subject to PRC income tax on the gains received from the transfer of the PRC resident enterprise. Although the tax obligations generally apply to the seller, the PRC resident enterprise that is transferred is also subject to certain requirements to assist the PRC tax authorities in collecting the taxes, potentially including withholding agent obligations. Circular 698 is relatively new with limited implementation guidance, and it is uncertain how it will be interpreted, implemented or enforced. For example, there is no clear guidance regarding what constitutes a “reasonable business purpose” or the assistance obligation applicable to the transferred PRC resident enterprise. Pingtan Fishing cannot predict how Circular 698 will apply to current or future acquisition strategies and business operations. For example, if Pingtan Fishing or affiliated PRC entities are sold or deemed to have been sold through an offshore holding company, Merchant Supreme may face comprehensive filing obligations that could delay the transaction, significant taxes, potential sanctions or other enforcement action, or other adverse considerations, which could have an adverse impact on its ability to consummate such a transaction or expand its business and market share.

Merchant Supreme may be classified as a PRC “resident enterprise” under the PRC enterprise income tax law, which could result in unfavorable tax consequences for Merchant Supreme and its shareholders and have a material adverse effect on Merchant Supreme’s results of operations.

Under the PRC’s Enterprise Income Tax Law, or the EIT Law, dividends, interests, rent, royalties and gains on transfers of property payable by a foreign-invested enterprise in China to its foreign investor who is a non-resident enterprise will be subject to a 10% withholding tax, unless such non-resident enterprise’s jurisdiction of incorporation has a tax treaty with China that provides for a reduced rate of withholding tax. Under the arrangement for avoidance of double taxation between mainland China and Hong Kong, the effective withholding tax applicable to a Hong Kong non-resident company is 5% if it directly owns no less than a 25% stake in the Chinese foreign-invested enterprise.

Under the EIT Law, an enterprise established outside China with its “de facto management body” within China is considered a “resident enterprise” in China and is subject to the Chinese enterprise income tax at the rate of 25% on its worldwide income. Merchant Supreme, a BVI holding company, may be deemed to be a PRC resident enterprise under the EIT Law and be subject to the PRC enterprise income tax at the rate of 25% on its worldwide income. It is also unclear whether the dividends Merchant Supreme receives from Guansheng Ocean Aquatic Products Co., Ltd. will constitute dividends between resident enterprises and therefore will be exempted from income tax, even if Merchant Supreme is deemed to be a “resident enterprise” for PRC enterprise income tax purposes. If the Chinese tax authorities subsequently determine that Merchant Supreme should be classified as a resident enterprise, foreign securities holders will be subject to a 10% withholding tax upon dividends payable by Merchant Supreme and subject to income tax upon gains on the sale of securities under the EIT Law. Any such tax may reduce the returns on the investment in Merchant Supreme.

Due to historical defects in its capital contributions of Pingtan Fishing may be subject to administrative liability.

The current PRC Companies Law provides that shareholders must make the full amount of capital contribution subscribed to by such shareholder under the articles of association of the company. The form of capital contribution may be currency or non-currency property, such as property, intellectual property rights and land-use rights that can be evaluated in the form of currency and transferred in accordance with the applicable law. Under the PRC Companies Law, the non-currency property to be contributed as capital shall undergo an asset valuation and verification, and shall not be overvalued or undervalued. The property rights of such non-currency property shall be transferred in accordance with legally prescribed procedures. If a company obtains company registration in violation of the PRC Companies Law by making false statement of registered capital, submitting false certificates or by concealing material facts through other fraudulent means, the company shall be ordered to make rectification. In the event false statements regarding registered capital were made, the company shall also be fined no less than five percent but no more than fifteen percent of the amount of registered capital falsely stated. Further, a company submitting false certificates or concealing material facts may be fined no less than RMB50,000 but no more than RMB500,000.

Pingtan Fishing was established in February 1998 with registered capital of RMB10,000,000, by three founders, Fujian Pingtan County Fishing Development Co., Fujian Pingtan County Shengfa Pingtan Fishing Co.,Ltd. and Fujian Pingtan County Shunda Fishing Co., Ltd., all of whom made in-kind contributions to Pingtan Fishing. However, no information regarding any specific category of in-kind contribution was disclosed in the registration records of Pingtan Fishing in Pingtan County SAIC. Further, no assessment report or materials regarding the title transfer for such in-kind contributions were disclosed in the registration record.

In September 2002, Fujian Pingtan County State-owned Asset Operation Co., Ltd., or Pingtan State-owned Co., a PRC state-owned enterprise, injected investment of non-currency property, which was half of its land-use right in an area in Pingtan County, at the price of RMB7,000,000 and obtained 70% equity interest in Pingtan Fishing. However, the transfer procedure for such land-use right has not been conducted and the registered capital of Pingtan Fishing was never changed.

The local government authority for company registration has confirmed that since its establishment no information record has been found regarding the violation of the applicable governmental company management laws by Pingtan Fishing. However, due to the lack of certain documents in the registration record of Pingtan Fishing, if in the future the applicable company registration authority determines that Pingtan Fishing has had one or more deficiencies in it historical capital contributions, Pingtan Fishing may be subject to the fines.

Due to the defect in the state-owned equity interest transfer in Pingtan Fishing’s past, it may be subject to a determination of invalidity of such equity interest transfer and may be liable for the applicable administrative liability.

According to the Provisional Regulations of Supervision and Administration of State-owned Assets in the Enterprise, promulgated by the State Council on May 27, 2003, and the Provisional Management Measure for the Transfer of the State-owned Equity in an Enterprise, promulgated by State-owned Assets Supervision and Administration Commission and Ministry of Finance on December 31, 2003, or collectively the State-owned Assets Regulations, the State-owned assets supervision and administration authority shall determine the matters of the transfer of its state-owned equity in an enterprise which it has invested. Further, the sale of state-owned equity in a company by a state-owned entity shareholder must be approved by the governmental authority at the same ranking as that of the state-owned entity shareholder, provided that after the transfer the state-owned entity may not hold more than 50% equity interest in such company.

On December 10, 2004, Fujian Yihai Investment Co., Ltd and Chen Cheng obtained all the equity interest in Pingtan Fishing by an equity interest transfer from the former shareholders, or the 2004 Equity Transfer, including Pingtan State-owned Co., and the registered capital of Pingtan Fishing increased to RMB25,000,000. A state-owned asset transfer was involved in the equity interest transfer, as Pingtan State-owned Co. is a state-owned company. According to State-owned Assets Regulations, such equity interest transfer should be determined by the Fuzhou municipal state-owned asset supervising authority and approved by the Fuzhou Municipal Government. However, the applicable approval was not obtained at the time of the 2004 Equity Transfer, which was only approved by Pingtan County Government. According to 1999 PRC Contract Law, a contract shall be null and void under any of the following circumstances: (1) a contract is concluded through the use of fraud or coercion by one party to damage the interests of the state; (2) malicious collusion is conducted to damage the interests of the state, a collective or a third party; (3) an illegitimate purpose is concealed, under the guise of legitimate acts; (4) public interests are damaged; or (5) a violation the compulsory provisions of the laws and administrative regulations. Currently, none of the violations described above have been found with regard to the equity transfer contract for the 2004 Equity Transfer. Given that the 2004 Equity Transfer was on an arm’s length basis and such transfer has been confirmed by Pingtan Government, Pingtan Fishing believes that it is unlikely that the transfer is determined to be invalid. However, the government authority may render the different determination and Pingtan Fishing may face an order of rectification which will be time consuming and the business operation of Pingtan Fishing may be adversely affected.

Pingtan Fishing must re-apply for the Overseas Investment Certificate for certain of its overseas investment.

According to Provisional Management Method for Overseas Investment Project promulgated by PRC National Development and Reform Committee on October 9, 2004, or the Management Method, a company who wishes to carry out overseas investments must obtain approval from the applicable Provincial Development and Reform Committee, according to Measures for Overseas Investment Management, promulgated by MOFCOM on March 16, 2009, or the Investment Management Measures. Where an enterprise, within two years from the day of obtaining the Enterprise Overseas Investment Certificate, or the Overseas Investment Certificate, fails to complete the relevant legal formalities in the host country or region or fails to handle the domestic formalities at the relevant departments in China, the original approval document and the Overseas Investment Certificate automatically becomes invalid and the Overseas Investment Certificate has to be surrendered to the original approving organ. If the company still wishes to continue the overseas investment, it must go through the approval procedure again according to the Investment Management Measures.

On February 12, 2007, Pingtan Fishing decided to invest $7,200,000 for an 80% of equity interest in Avona. Pingtan Fishing has obtained a Chinese Overseas Investment Approval Certificate, or the Certificate, issued by MOFCOM for the project. However, the project was not approved by the Fujian Provincial Development and Reform Committee. Further, the Certificate was effective until February 12, 2008 and Pingtan Fishing was obliged to handle the necessary domestic procedures before that time, such as formalities with regard to the applicable foreign exchange authority, banking and state-owned assets management authority. From June 25, 2007 to November 20, 2009, Pingtan Fishing remitted $5,470,000 to Avona, but has not obtained any equity interest in Avona and the Certificate is therefore invalid. Pingtan Fishing and Avona have entered into a Memorandum of Understanding pursuant to which Pingtan Fishing will not be legally liable for not obtaining the 80% equity interest in Avona. However, Pingtan Fishing must renew the Certificate for the further formalities to consummate the acquisition of 80% equity interest in Avona and such procedure is time-consuming.

Pingtan Fishing may be subject to certain penalties due to lacking various PRC certificates or licenses and its business may be affected by the failure to renew some such certificates or licenses.

According to the PRC Fishing Vessels Inspection Regulation promulgated by PRC National Council in June 2003, if a fishing vessel operates without the Inspection Certificate after the applicable inspection process, such vessel will be confiscated by the relevant authority. The owner of a fishing vessel who does not apply for the required operation inspection for such vessel can be ordered to cease operations and apply for inspection within the time limit required by the relevant authority. In the event that a company fails to apply for an annual inspection, as ordered by the relevant authority, the company may be fined between RMB1,000 to RMB10,000 and the Annual Inspection Certificates held by the company may be temporarily suspended.

According to to PRC Radio Management Regulations promulgated by the PRC National Council and PRC Centre Military Committee in September 1993, as well as the License of Radio Station Management Regulations promulgated by Ministry of Industry and Information Technology in February 2009, a company who sets up or uses a radio station in a vessel must obtain a Radio Station License. Failing to do so may result in a fine of up to RMB5,000 and the radio station facilities may be confiscated.

The PRC is a member of 1973 International Pollution Prevention Convention, amended in 1978. According to the provisions of such convention and relevant PRC laws and regulations, the vessels owned by Pingtan Fishing should have a Sewage Pollution Prevention Certificates. Pingtan Fishing may be subject to a fine of up to RMB200,000 once its vessels enter into PRC territorial seas due to lacking the certificate and relevant facilities for pollution prevention.

According to the PRC Fishery Management Regulation promulgated by PRC Ministry of Agriculture in April 2003, in the event that an enterprise has not obtained a valid inspection certificate or any other applicable certificates, such company may be subject to penalties imposed by applicable governmental authorities. Further, an enterprise carrying out its ocean fishery business without the approval of the Ministry of Agriculture may be subject to penalties imposed by applicable governmental authority pursuant to applicable laws and regulations. The most serious penalty is permanent suspension of its fishing business operation.

In addition, under PRC laws and regulations, Pingtan Fishing is required to hold certain certificates or licenses in order to use its vessels to conduct fishing outside PRC territorial seas. Some of the certificates or licenses are subject to renewal on a regular basis. Pingtan Fishing may not be able to renew its certificates or licenses. Failure to renew such certificate or licenses may cause temporary or even permanent suspension of Pingtan Fishing’s operations, which would have adverse effects on Pingtan Fishing’s business and financial conditions. In addition, Pingtan Fishing may face fines pursuant to the above-mentioned laws and regulations.

Pingtan Fishing has not paid the tax for its prior equity interest transfers and may be subject to a fine.

On December 10, 2004, Fujian Yihai Investment Co., Ltd and Chen Cheng obtained all the equity interest in Pingtan Fishing in the 2004 Equity Transfer, including Pingtan State-owned Co. A state-owned assets transfer was involved in the 2004 Equity Transfer as Pingtan State-owned Co. was a state-owned enterprise. On July 2, 2011, the Pingtan County Government issued Minutes for the Coordinating Meeting regarding the issue of Pingtan Fishing’s Tax Supplemental Payment, or the Minutes. In the Minutes, the Pingtan County Government resolved that Pingtan Fishing should make a supplemental payment for its outstanding tax liabilities incurred in connection with the 2004 Equity Transfer. The amount of such supplemental payment is RMB709,900, of which the Pingtan County Government shall pay RMB 290,000. It was further resolved that Pingtan Fishing will be exempt from the overdue fine and other fines for the above-mentioned outstanding tax. As of the date of this Proxy Statement, Pingtan Fishing has not paid the RMB 709,900 of outstanding taxes and may be subject to overdue fines in addition to the liability of the such tax payment.

Pingtan Fishing has neither entered into the employment contracts with its employees nor bought the required social insurance for its employees and may be imposed fines by the relevant authority.

Compared to previous labor laws, the Labor Contract Laws provides stronger protection for employees and imposes more obligations on employers. The Labor Contract Laws stipulates, among other things, that (i) that all written labor contracts shall contain certain requisite terms; (ii) that the length of trial employment periods must be in proportion to the terms of the relevant labor contracts, which in any event may not be longer than six months; (iii) that in certain circumstances, a labor contract is deemed to be without a fixed term and thus an employee can only be terminated with cause; and (iv) that there are certain restrictions on the circumstances under which employers may terminate labor contracts as well as the economic compensations to employees upon termination of the employee’s employment.

PRC Social Insurance Law provides that the employers should apply for Social Insurance Registration Certificates at the social insurance authority within thirty days from its establishment and the employers should apply for the social insurance registration to the social insurance authority for their employees within thirty days from the employment date. The employees should have the basic endowment insurance, basic medical insurance, work-related injury insurance, unemployment insurance and applicable maternity insurance for its employees. The premium of work-related injury insurance and maternity insurance should be paid by the employers and the premium of the other three kind of insurance should be paid by the employees and employers jointly. Employers who have not managed the application of social insurance registration in time may be ordered by the social insurance authority to make the rectification and may fined for the twice or triple of the unpaid premium for any delay in such rectification. Employers who have not paid the premium of applicable social insurance for their employees should be ordered to make the payment in time and be charged an overdue fine in the amount of 5/10,000 per day of the unpaid premium from the due date, and, if they have not paid in time as required by such order, may be fined for an amount of twice to triple the unpaid premium. Further, employers have the obligations to withhold the premium of endowment insurance, medical insurance and unemployment insurance and for their employees, and should be charged 5/10,000 per day of the overdue withholding premium by the social insurance authority.

Pingtan Fishing has not entered into employment agreements with its employees and a registry of employees have not been established. Nor has it obtained any Social Security Certificates. None of its employees has endowment insurance, basic medical insurance, insurance against injury at work, maternity insurance and unemployment insurance. Due to this lack of insurance, Pingtan Fishing may be imposed overdue payment and fines and in turn Pingtan Fishing’s financial condition and operation result may be adversely affected. Pingtan Fishing is actively endeavoring to enter into the employment contracts with its employees, purchase the social insurance for it employees and taking other remedial action. However, such actions may not be completed on a timely basis, or at all, and may not avoid fines or other penalties.

Pingtan Fishing may be subject to fines for the violation of Fishing Management Regulations.

PRC laws set forth rigorous standards to the amount and qualification of the seamen serving on vessels. The applicable laws include, among other things, the 1983 PRC Navigation Safety Act, Pingtan Fishing Management Regulations which was promulgated by Ministry of Agriculture on April 14, 2003, the PRC Seamen Regulations which was promulgated by State Council on March 28, 2007, Fishing Port Navigation Safety Management Regulations which was promulgated by State Council on May 5, 1989, and PRC Administrative Penalty Regulations for the Supervising of the Water Safety which was promulgated by Ministry of Communications on November 26, 1997. All these laws and regulations, collectively referred to as the Fishing Management Regulations, provide that the vessels should be equipped with qualified seamen, in a number required by the standard criteria to ensure the safety of such vessels and the seamen in Pingtan Fishing’s vessels should be trained by the professional training institution permitted by Ministry of Agriculture and hold a Professional Sailor Certificate and the Professional Training Qualification. Further, the owners of the Pingtan Fishing’s enterprises must apply for a Seafarer’s Passport for the seamen on their vessels and the seamen in the voyage or on the duty of marine engine work must have a Certificate of Competence. The owner of the vessel may be ordered to rectify the failure to equip vessels with qualified seamen and are subject to a fine between RMB5000 to RMB10,000 for such violation or for the seamen on such vessels lacking of valid Certificates of Competence.

Pingtan Fishing has not historically had procedures in place to ensure its vessels are equipped with sufficient qualified crews, who have the Seafarer’s Passport and Certificate of Job Qualification or other certificates required by applicable Fishing Management Regulations, to ensure the safety of such vessels. Accordingly, Pingtan Fishing may be subject to fines for such violations.

Pingtan Fishing has not made past housing fund payments for and on behalf of its employees and may be required to make such payments and be subject to fines or penalties.

Under the Administrative Regulation on Housing Fund, an employer must make a housing fund payment, deposit registration upon its establishment and pay the housing fund for and on behalf of its employees at a percentage between 5% and 12% of the respective employee’s monthly average wage of the preceding year.  If an employer fails to make the housing fund payment and deposit registration, the housing fund administration authority may order it to complete the registration within a time limit or be assessed a fine of RMB10,000 to RMB50,000.  Where an employer fails to make the housing fund payment for and on behalf of its employees within the time limit or under the requisite percentage, it may be ordered by the housing fund administration authority to deposit the fund, together with late fees of 0.03% of such amount.  Due to inconsistent implementation and interpretation by local authorities in the PRC and different levels of acceptance of the social security system by employees, Pingtan Fishing has not made the housing fund payment and deposit registration or paid the housing fund for and on behalf of its employees.  In the future, Pingtan Fishing may be required to make such past housing fund payments, pay late fees and pay fines for non-compliance.  Any judgment or decision against Pingtan Fishing with respect to outstanding housing fund matters could have an adverse effect on Pingtan Fishing’s results of operations.

INFORMATION ABOUT CGEI

Overview

CGEI, a Cayman Islands exempted liability company, was incorporated on January 18, 2010, as a blank check company, with the purpose of directly or indirectly acquiring, through a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or similar business combination, an operating business, or control of such operating business through contractual arrangements, that has its principal business and/or material operations located in the PRC (although CGEI may acquire an entity that is not incorporated in China but has its principal business and/or material operations in China). CGEI’s efforts to identify a prospective target business are not limited to a particular industry.

On June 2, 2011, CGEI completed an initial public offering of 5,000,000 units, each unit consists of one Ordinary Share and one redeemable purchase warrant. CGEI has neither engaged in any operations, nor generated any revenues, nor incurred any debt or expenses other than in connection with its initial public offering and, thereafter, expenses related to identifying and pursuing acquisitions of targets and expenses related to liquidating its trust fund for the benefit of its ordinary shareholders and reconstituting CGEI as an ongoing business company. It has incurred expenses only in connection with (i) the preparation and filing of its quarterly reports on Form 10-Q, annual reports on Form 10-K and prospectuses and (ii) travel expenses related to finding and developing acquisition candidates. CGEI believes its travel expense policies are consistent with good business practice, and CGEI tries to minimize such costs to the extent possible.

Opportunities for market expansion have emerged for businesses with operations in China due to certain changes in the PRC’s political, economic and social policies as well as certain fundamental changes affecting the PRC and its neighboring countries. CGEI believes that China represents both a favorable environment for making acquisitions and an attractive operating environment for a target business for several reasons, including, among other things, increased government focus within China on privatizing assets, improving foreign trade and encouraging business and economic activity, which have led China to have one of the highest gross domestic product growth rates among major industrial countries in the world as well as strong growth in many sectors of its economy driven, in part, by emerging private enterprises. Notwithstanding the foregoing, business combinations with companies having operations in the PRC entail special considerations and risks, including the need to obtain financial statements audited or reconciled in accordance with U.S. generally accepted accounting principles, or GAAP, or prepared or reconciled in accordance with the International Financial Reporting Standards of potential targets that have previously kept their accounts in accordance with GAAP of the PRC, the possible need for restructuring and reorganizing corporate entities and assets and the requirements of complex Chinese regulatory filings and approvals. These may make it more difficult for CGEI to consummate its initial business combination.

Subject to the requirement that CGEI’s initial business combination must be with a target business having its principal business and/or material operations in China (although CGEI may acquire one entity that is not incorporated in China but has its principal business and/or material operations in China), CGEI’s management has virtually unrestricted flexibility in identifying and selecting a prospective target business, subject to the limits of PRC law. CGEI has not established any other specific attributes or criteria (financial or otherwise) for prospective target businesses. In evaluating a prospective target business, management may consider a variety of factors, including one or more of the following:

• financial condition and results of operation;

• growth potential;

• experience and skill of management and availability of additional personnel;

• capital requirements;

• competitive position;

• barriers to entry;

• stage of development of the products, processes or services;

• degree of current or potential market acceptance of the products, processes or services;

• proprietary features and degree of intellectual property or other protection of the products, processes or services;

• regulatory environment of the industry; and

• costs associated with effecting the business combination.

These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular business combination will be based, to the extent relevant, on the above factors as well as other considerations deemed relevant by management in effecting CGEI’s initial business combination consistent with its business objective. In evaluating a prospective target business, CGEI will conduct an extensive due diligence review which will encompass, among other things, meetings with incumbent management and inspection of facilities, as well as review of financial and other information which is made available to CGEI. This due diligence review will be conducted either by CGEI management or by unaffiliated third parties CGEI may engage, although CGEI has no current intention to engage any such third parties. CGEI is also required to have all prospective target businesses execute agreements with CGEI waiving any right, title, interest or claim of any kind in or to any monies held in the trust account. If any prospective target business refused to execute such agreement, CGEI would cease negotiations with such target business.

Shareholder Redemption Rights

At the time CGEI seeks shareholder approval of any initial business combination, it will provide holders of its Ordinary Shares with the opportunity to redeem their Ordinary Shares for cash equal to a pro rata share of the aggregate amount then on deposit in the trust account, less franchise and income taxes payable, upon the consummation of the initial business combination, subject to the limitations described herein. CGEI will consummate the initial business combination only if a majority of the issued and outstanding ordinary shares voted are voted in favor of the business combination. In such case, CGEI’s initial shareholders have agreed to vote their founder shares in accordance with the majority of the votes cast by the Ordinary Shares and to vote any Ordinary Shares purchased during or after the initial public offering in favor of the initial business combination. In the event that CGEI qualifies as a “foreign private issuer,” within the meaning of the rules promulgated under the Exchange Act, at the time CGEI would otherwise conduct a shareholder vote, CGEI would not be subject to the proxy rules at such time, and thus would comply with the tender offer rules as opposed to seeking a shareholder vote in connection with a business combination.

In no event, however, will CGEI redeem the Ordinary Shares in an amount that would cause its net tangible assets to be less than $5,000,001. If CDGC enters into an acquisition with a prospective target that requires as a closing condition to the initial business combination that it maintains a minimum net worth or certain amount of cash that is substantially greater than $5,000,001, CGEI will communicate the details of the closing condition to its Ordinary Shareholders through its tender offer or proxy solicitation materials, as applicable. CGEI is required to provide all of its shareholders with an opportunity to redeem all of their shares in connection with the consummation of any initial business combination. Consequently, if accepting all properly submitted redemption requests would cause CGEI net tangible assets to be less than $5,000,001 or such greater amount necessary to satisfy a closing condition, as described above, CGEI would not proceed with such redemption and the related business combination and may instead search for an alternate business combination.

Notwithstanding the foregoing, an Ordinary Shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate or other group for the purpose of acquiring, holding or disposing of CGEI’s securities, will be restricted from exercising shareholder redemption rights with respect to more than 10% of the shares sold in CGEI’s initial public offering. Such an Ordinary Shareholder would still be entitled to vote against a proposed initial business combination with respect to all shares owned by him or his affiliates. CGEI believes this restriction will discourage shareholders from accumulating large blocks of ordinary shares before the vote held to approve a proposed initial business combination and attempt to use the shareholder redemption right as a means to force CGEI or its management to purchase their ordinary shares at a significant premium to the then current market price. Absent this provision, an Ordinary Shareholder who owns in excess of 10% of the ordinary shares sold in CGEI’s initial public offering could threaten to vote against a proposed business combination and seek conversion, regardless of the merits of the transaction, if his shares are not purchased by CGEI or its management at a premium to the then current market price (or if management refuses to transfer to him some of their shares). By limiting a shareholder’s ability to redeem only 10% of the Ordinary Shares sold in CGEI’s initial public offering, CGEI believes CGEI has limited the ability of a small group of shareholders to unreasonably attempt to block a transaction which is favored by CGEI’s other Ordinary Shareholder. However, CGEI is not restricting the shareholders’ ability to vote all of their shares against the transaction.

Management

CGEI’s management team represents a mix of entrepreneurs and investment and financial professionals with extensive operating and transactional experience in the PRC. CGEI believes that the combination of the backgrounds of its management team and their networks of contacts will provide CGEI with access to unique opportunities to effect its initial business combination.

CGEI’s management team, including its executive officers and the majority of its directors, has already been involved in the initial public offerings and the subsequent consummation of business combinations for two U.S. listed prior blank check companies focused on acquisition targets with operations in China as well as having acted as an advisor to two companies which each completed transactions with blank check companies. ChinaGrowth North Acquisition Corporation completed an initial public offering in January 2007, raising gross proceeds of approximately $40 million at an offering price of $8.00 per unit. In January 2009, ChinaGrowth North Acquisition Corporation acquired UIB Group Limited, an insurance brokerage firm in China. The combined entity has since deregistered under the Securities Exchange Act, and there is no longer any public market for the stock of UIB Group Limited. ChinaGrowth South Acquisition Corporation completed an initial public offering in January 2007, raising gross proceeds of approximately $40 million at an offering price of $8.00 per unit. In January 2009, ChinaGrowth South Acquisition Corporation merged with Olympia Media Holdings Limited, an aggregator and operator of print media businesses in China, which was renamed China TopReach, Inc. (OTCBB: CGSXF.OB) post-acquisition. Mr. Michael W. Zhang continues to serve as an independent director of China TopReach Inc. Mr. Zhang is a Director of Chum Capital Group Limited, a merchant banking firm in China which acted as the sole advisor to Origin Agritech Ltd. (NASDAQ:SEED) and Hollysys Automation Technologies, Ltd. (NASDAQ:HOLI) in their respective mergers with Chardan China Acquisition Corporation and Chardan North China Acquisition Corporation.

Offering Proceeds Held in Trust

On June 2, 2011, CGEI consummated its IPO of 5,000,000 units, with each unit consisting of one CGEI Ordinary Share and one warrant to purchase one CGEI Ordinary Share at an exercise of $12.00 per share. The units in CGEI’s IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $50 million. Simultaneously with the consummation of the IPO, CGEI consummated the private sale of 3,966,667 Insider Warrants to the sponsor at a price of $0.75 per warrant, generating gross proceeds of $2,975,000. Net proceeds from the IPO and the sale of the Insider Warrants were approximately $51,151,641, net of the non-deferred portion of the underwriting commissions of $1,250,000 and offering costs and other expenses of approximately $573,359.

As of June 30, 2012, $ 50,263,824 was held in the trust account (including $2,250,000 of deferred underwriting discounts and commissions and $2,975,000 from the sale of the Insider Warrants). Through June 30, 2012, CGEI had not withdrawn any funds from interest earned on the trust account proceeds. Other than the deferred underwriting discounts and commissions, no amounts are payable to the underwriters of the initial offering in the event of a business combination. For the period from January 18, 2010 (inception) through June 30, 2012, CGEI had a net loss of $644,796. None of the funds held in the trust account will be released until the earlier of the completion of CGEI’s initial business combination and the redemption of 100% of CGEI’s Ordinary Shares if CGEI is unable to consummate a business combination within 21 months from the closing of this offering (subject to the requirements of law).

 Fair Market Value of Target Business

Most blank check companies are required to consummate their initial business combination with a target whose fair market value is equal to at least 80% of the amount of money held in the trust account of the blank check company at the time of entry into a definitive agreement for a business combination. Because CGEI is not subject to this requirement, and because CGEI is not required to obtain a controlling interest in a target, CGEI has additional flexibility in identifying and selecting a prospective acquisition candidate.

Opportunity for Shareholder Approval of Business Combination

Because CGEI is proposing the business combination, CGEI is submitting the merger proposal to its shareholders. The quorum required to constitute this meeting, as for all meetings of CGEI shareholders in accordance with the CGEI memorandum and articles of association, is two members being individuals present in person or proxy or if a corporation or other non-natural person by its duly authorized representative. CGEI will consummate the merger only if the required number of shares, represented by shareholders present and voting, are voted in favor of the merger, and the other conditions to the merger are satisfied. If a majority of the outstanding ordinary shares, represented by shareholders present and voting at the meeting, are not voted in favor of the merger, CGEI may continue to seek other target businesses with which to effect its initial business combination until February 26, 2013.

CGEI’s initial shareholders have agreed to vote their founder shares with the majority of the votes cast by the Ordinary Shareholders in connection with an initial business combination and any Ordinary Shares purchased during or after the initial public offering in favor of CGEI’s initial business combination. CGEI’s initial shareholders own 20% of CGEI’s outstanding Ordinary Shares.

Additionally, as per the terms of the merger agreement, the merger will not be consummated unless CGEI has at least $5.0 million of cash held in the trust account (after giving effect to payment of all holders of CGEI Ordinary Shares who exercise their redemption right).

Liquidation If No Business Combination

If CGEI has not completed a business combination within 21 months from the date of the consummation of its initial offering, Ordinary Shareholders shall be entitled to receive a pro rata share of the trust account. If CGEI is forced to liquidate, under Cayman Islands’ Law, a liquidator would normally give at least 21 days’ notice to creditors by notifying known creditors (if any) who have not submitted claims and by placing a public advertisement in the Cayman Islands Official Gazette that CGEI has been placed into liquidation and such creditors are required to submit particulars of their debts or claims to CGEI, although in practice this notice requirement need not necessarily delay the distribution of assets as the liquidator may be satisfied that no creditors would be adversely affected as consequence of a distribution before this time period has expired.

Pursuant to CGEI’s memorandum and articles of association, upon the expiration of 21 months from the date of the consummation of the initial offering CGEI’s purpose and powers will be limited to winding up its affairs and liquidating. Liquidating distributions will take place promptly after the expiration of 21 months. Also included in CGEI’s memorandum and articles of association are the provisions requiring the voluntary liquidation of CGEI at that time. While CGEI’s board of directors and its management have agreed not to propose any amendment to CGEI’s memorandum and articles of association relating to its business combination or automatic dissolution, nor to conduct a solicitation of shareholders for such purpose, CGEI’s shareholders have the ability under Cayman Islands’ law to effect such an amendment with supermajority approval. In the event shareholders amend CGEI’s memorandum and articles of association, CGEI’s articles do not provide for redemption rights in connection with such amendment. All of CGEI’s officers and directors directly or indirectly own ordinary shares in CGEI but have waived their right to receive distributions (other than with respect to ordinary shares, or any ordinary shares underlying units, they purchase in connection with this offering or in the aftermarket) upon the liquidation of the trust account.

Competition

If CGEI succeed in effecting the merger with CDGC or another business combination, there will be, in all likelihood, intense competition from competitors of the target business. CGEI cannot assure you that, subsequent to a business combination, CGEI will have the resources or ability to compete effectively.

Facilities

CGEI maintains its principal executive offices at CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, 100025, PRC. CGEI has also agreed to pay a monthly fee of $10,000 to Chum Capital Group Limited, an affiliate of Messrs. Song and Shi, for office space, utilities and for general and administrative services, including but not limited to receptionist, secretarial and general office services. This agreement commences on the date CGEI’s securities are first quoted on the Nasdaq Capital Market and shall continue until the earlier of the consummation of CGEI’s initial business combination and the winding-up and liquidation of CGEI. CGEI considers its current office space, combined with the other office space otherwise available to its executive officers, adequate for CGEI’s current operations.

Employees

CGEI has two executive officers. These individuals are not obligated to devote any specific number of hours to CGEI’s matters and intend to devote only as much time as they deem necessary to CGEI’s affairs. The amount of time they will devote in any time period will vary based on whether a target business has been selected for the business combination and the stage of the business combination process the company is in. Accordingly, once management locates a suitable target business or businesses to acquire, they will spend more time investigating such target businesses and negotiating and processing the business combination (and consequently spend more time on CGEI’s affairs) than they would prior to locating a suitable target business. CGEI presently expects each of its executive officers to devote an average of approximately 10 hours per week to CGEI’s business. CGEI does not intend to have any full time employees prior to the consummation of its initial business combination.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against CGEI or any members of its management team in their capacity as such, and CGEI and the members of its management team have not been subject to any such proceeding in the prior 12 months.

Available Information

CGEI files or submits to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. While CGEI does not have a website with available filings, CGEI will provide at no additional charge, copies of these reports, proxy and information statements and other information upon request to its address at CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, 100025, PRC. These reports, proxy and information statements and other information, and related exhibits and schedules may also be inspected and copied at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website that contains reports, proxy, information statements and other information filed electronically by CGEI with the SEC which are available on the SEC’s website at http://www.sec.org.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of the CGEI’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this proxy statement. CGEI’s actual results may differ materially from those discussed in forward-looking statements because of the risks and uncertainties inherent in future events.

Results of Operations for the Six Months Period Ended June 30, 2012 and 2011

Through June 30, 2012, CGEI’s efforts have been limited to organizational activities, activities relating to its initial offering, identifying and evaluating prospective acquisition candidates and general corporate matters. CGEI has not generated any revenues, other than interest income earned on the proceeds held in the Trust Account. As of June 30, 2012, $50,263,824 was held in the Trust Account (including $2,250,000 of deferred underwriting discounts and commissions and $2,975,000 from the sale of the Insider Warrants). In addition, CGEI has cash outside of trust of $12,476 and advances to affiliate of $230,498 available to pay operating expenses. Through June 30, 2012, CGEI had not withdrawn any funds from interest earned on the Trust Account proceeds. Other than the deferred underwriting discounts and commissions, no amounts are payable to the underwriters of its initial offering in the event of a business combination. For the six months period ended June 30, 2012 and 2011, CGEI had a net loss of $309,828 and $92,684, respectively. The operating expenses during the six months ended June 30, 2012 and 2011, were $317,351 and $84,946, respectively.

CGEI has agreed to pay Chum Capital Group, an entity owned and controlled by the CGEI’s Chairman and Chief Financial Officer, a total of $10,000 per month for office space, administrative services and secretarial support. Total expenses for the six months ended June 30, 2012 and 2011 and the period from January 18, 2010 (inception) to June 30, 2012 were $60,000, $10,000 and $130,000, respectively.

Results of Operations for the Year Ended December 31, 2011

Through December 31, 2011, CGEI’s efforts have been limited to organizational activities, activities relating to its initial offering, identifying and evaluating prospective acquisition candidates and general corporate matters. CGEI has not generated any revenues, other than interest income earned on the proceeds held in the Trust Account. As of December 31, 2011, $50,255,577 was held in the Trust Account (including $2,250,000 of deferred underwriting discounts and commissions and $2,975,000 from the sale of the Insider Warrants). In addition, CGEI had cash outside of trust of $134,028, $382,830 in advances to affiliates, $100,844 in prepaid expenses and $11,500 in accrued expenses. Through December 31, 2011, CGEI had not withdrawn any funds from interest earned on the Trust Account proceeds. Other than the deferred underwriting discounts and commissions, no amounts are payable to the underwriters of its initial offering in the event of a business combination. For the period from January 18, 2010 (inception) through December 31, 2011, CGEI had a net loss of $334,968.

CGEI has agreed to pay Chum Capital Group, an entity owned and controlled by the CGEI’s Chairman and Chief Financial Officer, a total of $10,000 per month for office space, administrative services and secretarial support. For the period from January 18, 2010 (inception) to December 31, 2011, CGEI has incurred $70,000 for these costs.

Off-Balance Sheet Arrangements

CGEI has no obligations, assets or liabilities which would be considered off-balance sheet arrangements. CGEI does not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements.

CGEI has not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or entered into any non-financial assets.

Contractual Obligations

CGEI does not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities other than a monthly fee of $10,000 for office space, administrative services and secretarial support payable to Chum Capital Group, an entity owned and controlled by CGEI’s Chairman and Chief Financial Officer. CGEI began incurring this fee on June 2, 2011 and will continue to incur this fee monthly until the earlier of the completion of the business combination and CGEI’s liquidation.

Liquidity and Capital Resources

As of June 30, 2012, CGEI had cash of $12,476, $230,498 in advances to affiliate and $50,263,824 in investments held in trust. Until the consummation of the initial public offering CGEI’s only source of liquidity was the initial purchase of shares (the “Founder Shares”) by CGEI’s sponsor and an unsecured promissory note with an officer of CGEI.

On June 2, 2011, CGEI consummated its initial public offering of 5,000,000 units at a price of $10.00 per unit. Simultaneously with the consummation of the initial public offering, CGEI consummated the private sale of 3,966,667 Insider Warrants for $2,975,000 in proceeds. CGEI received net proceeds from the initial public offering and the sale of the Insider Warrants of approximately $51,151,641, net of the non-deferred portion of the underwriting commissions of $1,250,000 and offering costs and other expenses of approximately $573,359

CGEI will depend on sufficient interest being earned on the proceeds held in the trust Account to provide CGEI with additional working capital it may need to identify one or more target businesses, conduct due diligence and complete its initial business combination, as well as to pay any franchise and income taxes that CGEI may owe. The amounts in the trust account may be invested only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. The current low interest rate environment may make it more difficult for such investments to generate sufficient funds, together with the amounts available outside the trust account, to locate, conduct due diligence, structure, negotiate and close its initial business combination. If CGEI is required to seek additional capital, it would need to borrow funds from its sponsor or management team to operate or may be forced to liquidate. Neither CGEI’s sponsor nor its management team is under any obligation to advance funds to CGEI in such circumstances. Any such loans would be repaid only from funds held outside the Trust Account or from funds released to CGEI upon completion of the initial business combination. If CGEI is unable to complete the initial business combination because it does not have sufficient funds available to it, CGEI will be forced to cease operations and liquidate the trust account.

Recent Accounting Pronouncements

CGEI’s management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the CGEI’s financial statements.

Critical Accounting Policies

CGEI’s significant accounting policies are described in Note 2 to its audited financial statements. CGEI believe the following critical accounting polices involved the most significant judgments and estimates used in the preparation of its financial statements.

Quantitative and Qualitative Disclosures about Market Risk

CGEI was incorporated in the Cayman Islands on January 18, 2010 for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more operating businesses. CGEI was considered in the development stage at June 30, 2012 and had not yet commenced any operations. All activity through June 30, 2012 relates to CGEI’s formation, its public offering and seeking a target business.

 The net proceeds from CGEI’s initial public offering, including the amounts held in the trust account may be invested in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, having a maturity of 180 days or less, or in money market funds meeting conditions under Rule 2a-7 under the Investment Company Act, until the earlier of (i) consummation of an initial business combination, or (ii) liquidation of CGEI. These funds are currently invested in U.S. government treasury bills having a maturity of three months or less.

Directors and Executive Officers

CGEI’s current executive officers and directors are as follows:

Name	Age	Position
Xuesong Song	44	Chairman of the Board and Chief Financial Officer
Xuechu He	50	Vice Chairman and Director
Jin Shi	43	Chief Executive Officer and Director
Michael W. Zhang	44	Director
Dongying Sun	42	Director
Teng Zhou	49	Director
Xue Bai	30	Secretary

Xuesong Song has served as CGEI’s chairman of the board of directors and chief financial officer since CGEI’s inception. From May 2006 through January 2009, Mr. Song served as the chairman of ChinaGrowth North Acquisition Corporation, a special purpose acquisition company, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. Following the acquisition, Mr. Song served as a director of UIB Group Limited from January 2009 through May 2010. From May 2006 through January 2009, Mr. Song also served as the executive vice president of business development and a director of the board of ChinaGrowth South Acquisition Corporation, a special purpose acquisition company, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately owned newspaper aggregator and operator in China. Mr. Song has been a principal of Chum Capital Group Limited since August 2001, a merchant banking firm that invests in growth Chinese companies and advises them in financings, mergers & acquisitions and restructurings, which successfully acted as the sole advisor of Origin Agritech Ltd. (NASDAQ: SEED) and Hollysys Automation Technologies, Ltd (NASDAQ: HOLI) in their respective mergers with Chardan China Acquisition Corporation and Chardan North China Acquisition Corporation, respectively, and chief executive officer of Beijing Chum Investment Co., Ltd. since December 2001. Mr. Song was the chairman and chief executive officer of Shanghai Jinqiaotong Enterprise Developments Corporation Ltd. from April 2005 to May 2010, a direct investment company that owned approximately 18.4% of equity interest in Hollysys Automation Technologies, Ltd. before its merger with Chardan North China Acquisition Corporation. Mr. Song has been a director of Mobile Vision Communication Ltd. since July 2004. Between February 2001 and December 2001, Mr. Song was the vice president of ZZNode Holdings Ltd. Prior to joining ZZNode, Mr. Song held various positions from president assistant, vice president to deputy executive president at China Resources Investment & Management Co., Ltd. from October 1997 to December 2000. From January 1994 to July 1995, Mr. Song assumed positions from deputy representative of Beijing Office to representative of Hainan Office at Wins Group Holdings Ltd. Between July 1989 and January 1994, Mr. Song was an engineer with Tianjin Office, General Administration of Civil Aviation of China. Mr. Song received a Masters of Business Administration degree from Oklahoma City/Tianjin Program and an Associates degree in electrical engineering from Civil Aviation University of China. CGEI believes Mr. Song is well-qualified to serve as a member of its board of directors due to his prior service as an executive and director of special purpose acquisition companies focused on China, as well as his contacts.

Xuechu He has served as CGEI’s vice-chairman of the board since March 2011. Mr. He is a permanent resident of the Hong Kong SAR. Mr. He has been engaged in direct investments in the PRC for the past six years as a successful investor and dealmaker. Mr. He earned his reputation as a value creator in the capital markets from several marquee cases in which he acted as chairman of the board and the controlling shareholder at several public companies listed on the Hong Kong Stock Exchange from June 1999 to present. Since October 2007, Mr. He has been the chairman and executive director of Honbridge Holdings Ltd. (HK:8137), a HK listed investment holding company that focuses on the new and traditional energy and resources sector, the production and development of highly purified silicon, as well as fashion and lifestyle publications. Since March 2005, Mr. He has been a director of Guorun Group Ltd., a direct investment company. From May 2006 through January 2009, Mr. He served as a director of ChinaGrowth North Acquisition Corporation, a special purpose acquisition company, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. From May 2006 through January 2009, Mr. He also served as the chairman of ChinaGrowth South Acquisition Corporation, a special purpose acquisition company, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately owned newspaper aggregator and operator in China. Mr. He was Chairman of the board of South China Information & Technology Ltd., from July 2002 to June 2005, a publicly listed company in Hong Kong Stock Exchange whose name was changed to Guorun Holdings Ltd. in July 2002 and merged with Geely Automobile Holdings Ltd. in May 2005, the largest private automobile manufacturer in the PRC. Between September 2001 and April 2003, Mr. He was Chairman of Fourseas.com Ltd., a publicly listed company on the Hong Kong Stock Exchange whose name was changed to Shanghai Century Ltd. in June 2002 and merged with Shanghai Zendai Holdings in February 2003. Between August 2000 and November 2000, Mr. He was also Chairman of Interchina Holdings Ltd., a publicly listed company on the Hong Kong Stock Exchange acquired by him and merged with an operating company in the PRC. Mr. He was also Executive Director of Interchina Holdings Ltd. from November 2000 to September 2001. Prior to becoming an active investor, Mr. He established and operated his own businesses from May 1997 to June 1999, including property development, international trade and R&D of electric-powered vehicles. From December 1989 to May 1997, Mr. He assumed various positions at Finance Department of China Resources Holdings Co., Ltd. in Hong Kong, including audit manager, assistant general manager and deputy general manager, responsible for internal auditing, setting up internal control system, financial statements analysis, evaluating investment and financing projects, and providing to the board of directors critical analysis and advice related with finance in their decision-making process. Prior to joining China Resources Holdings Co., Ltd. in Hong Kong, Mr. He was the deputy director of the accounting department at China Resources Co., Ltd. in Beijing, responsible for financing and accounting activities related with import and export business from January 1985 to December 1989. Mr. He worked at the Ministry of Commodities (currently Ministry of Commerce), responsible for structuring accounting provisions for businesses between July 1983 and January 1985. Mr. He received a B.S. degree in finance and accounting from Anhui Finance and Trade College in 1983. Mr. He speaks Mandarin and Cantonese dialects of Chinese. Mr. He also currently serves as a director for Honbridge Management Limited, a Hong Kong company, Jessicacode Limited, a Hong Kong company, Kailun Photovoltaic Materials Investments Ltd., a Hong Kong company and Superb Taste Company Limited, a Hong Kong company. CGEI believes Mr. He is well-qualified to serve as a member of its board of directors due to his experience with direct investment in the PRC, as well as his prior executive and board experience , including on publicly listed companies.

Jin Shi has served as CGEI’s Chief Executive Officer since March 2011, and Mr. Shi has served as a director since CGEI’s inception. Mr. Shi served as vice-chairman of CGEI’s Board of Directors from its inception until March 2011. From May 2006 through January 2009, Mr. Shi served as the chief executive officer and a director of the board of ChinaGrowth North Acquisition Corporation, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. From May 2006 through January 2009, Mr. Shi also served as the chief financial officer and a director of the board of ChinaGrowth South Acquisition Corporation, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately owned newspaper aggregator and operator in China. Mr. Shi has been a principal of Chum Capital Group Limited since February 2007, a merchant banking firm that invests in growth Chinese companies and advises them in financings, mergers & acquisitions and restructurings, which successfully acted as the sole advisor of Origin Agritech Ltd. (NASDAQ: SEED) and Hollysys Automation Technologies, Ltd. (NASDAQ: HOLI) in their respective mergers with Chardan China Acquisition Corporation and Chardan North China Acquisition Corporation, respectively, and a principal of Global Vestor Capital Partners LLC since November 2005. Mr. Shi has also been the chairman of Shanghai RayChem Industries Co., Ltd., a research & development based active pharmaceutical ingredient producer, since he founded the company in January 2005. Since September 2004, Mr. Shi has been the chief executive officer of Yihua Investment Co. Ltd., a direct investment company and the parent holding company of Shanghai RayChem Industries Co. Ltd. in China. Mr. Shi is also the president of PharmaSource Inc., a company he founded in 1997. Between June 1995 and October 1997, Mr. Shi was vice president of Sales and Marketing of Darsheng Trade & Technology Development Co., Ltd., the U.S. subsidiary of Tianjin Pharmaceuticals Corporation. From August 1992 through May 1995, Mr. Shi was with Tianjin Pharmaceuticals Corporation in China. Mr. Shi received a Bachelor of Science degree in Chemical Engineering from Tianjin University. CGEI believes Mr. Shi is well-qualified to serve as a member of its board of directors due to his prior service as an executive and director of special purpose acquisition companies focused on China, as well as his contacts.

Michael W. Zhang has served as a member of CGEI’s board of directors since its inception and as CGEI’s chief executive officer from January to March 2011. From May 2006 through January 2009, Mr. Zhang served as the chief executive officer and a director of the board of ChinaGrowth South Acquisition Corporation, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately owned newspaper aggregator and operator in China in which he remains as a director on the board. From May 2006 through January 2009, Mr. Zhang also served as the chief financial officer and was a director of the board of ChinaGrowth North Acquisition Corporation, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China since February 2007. Mr. Zhang is the Managing Partner of Helios Capital Management Co., Ltd., a private equity firm focused on Chinese growth companies. Prior to Helios, Mr. Zhang was a partner with Chum Capital Group Limited, which successfully acted as the sole advisor of Origin Agritech Ltd. (NASDAQ: SEED) and Hollysys Automation Technologies, Ltd. (NASDAQ: HOLI) in their respective mergers with Chardan China Acquisition Corporation and Chardan North China Acquisition Corporation, respectively. He has been a principal of Global Vestor Capital Partners LLC since 2005. Prior to Global Vestor Capital Partners LLC, Mr. Zhang was an Investment Professional with Avera Global Partners LP, a hedge fund in which he screened and analyzed public equity in global markets. Prior to attaining an MBA degree from Yale University, Mr. Zhang gained rich experience in equity investment and mergers & acquisitions advisory transactions through several positions both in and outside of China, including investment manager with a wealthy family affiliated with Pacific Investment Corporation where he sourced and evaluated target companies in China, the co-founder and chief executive officer of IQBay Technology Inc., an e-commerce service provider based in Shanghai, and investment banker with Deutsche Bank Securities Inc. in the United States, where he completed more than $6 billion in mergers & acquisitions and financing transactions. Mr. Zhang received a Masters of Business Administration degree from Yale University, a Bachelor of Science in Finance from Indiana University in Bloomington and an Associate degree from the College of International Business, Shanghai University. He is currently a director of the board with China TopReach Inc., Shanghai Kinetic Medical Co., Ltd. and Chum Capital Group Limited. CGEI believes Mr. Zhang is well-qualified to serve as a member of its board of directors due to his extensive experience executive and board experience, as well as his background in equity investment and mergers and acquisitions.

Dongying Sun has been a member of CGEI’s board of directors since inception. Mr. Sun has been a senior partner at Guantao Law Firm. For the past 15 years, Mr. Sun has served as PRC legal counsel to multinational corporations, both state-owned and privately-owned Chinese companies, private equity and venture capital funds as well as entrepreneurs in a wide range of industries relating to mergers & acquisitions and divestitures in China, and issuing equity and debt securities in domestic and international capital markets. From 1994 to 2000, Mr. Sun was a legal consultant in China Machine Building International Corp. Mr. Sun received the attorney qualification in 1995, an LL.M degree from Chicago-Kent College of Law in Illinois Institute of Technology in 2004, and an LL.B degree from China University of Politics and Law in 1994. CGEI believes Mr. Sun is well-qualified to serve as a member of its board of directors due to his international legal experience, and specifically his experience advising state-owned and privately-owned Chinese companies, as well as his contacts.

Teng Zhou has served as a member of CGEI’s board of directors since March 2011. Mr. Zhou is a permanent resident of the Hong Kong SAR. Mr. Zhou has been engaged in direct investments in the PRC for the past six years as a successful investor. Mr. Zhou was a key member of the team, led by Mr. He, that successfully completed various transactions of merging operating assets with listed companies on the Hong Kong Stock Exchange. Mr. Zhou has been CEO of Guorun Group Ltd. since March 2005, a direct investment company. From May 2006 through January 2009, Mr. Zhou served as an executive vice president and director of ChinaGrowth North Acquisition Corporation, a special purpose acquisition company, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. From May 2006 through January 2009, Mr. Zhou also served as a director of ChinaGrowth South Acquisition Corporation, a special purpose acquisition company, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately owned newspaper aggregator and operator in China. From July 2002 to June 2005, Mr. Zhou was Executive Director of South China Information & Technology Ltd., a publicly listed company on the Hong Kong Stock Exchange whose name was changed to Guorun Holdings Ltd. in July 2002 and merged with Geely Automobile Holdings Ltd. in May 2005, the largest private automobile manufacturer in the PRC. Between September 2001 and April 2003, Mr. Zhou was Executive Director of Fourseas.com Ltd., a publicly listed company in Hong Kong Stock Exchange whose name was changed to Shanghai Century Ltd. in June 2002 and merged with Shanghai Zendai Holdings in February 2003. Mr. Zhou was also the president and director of Lifestyle International (HK) Co., Ltd. and Triumphant Glory Investments Ltd. Prior to becoming an active investor, Mr. Zhou operated his own business in trade, food service and capital market investment from August 1997 to September 2001. Mr. Zhou was assigned by China Resources Holdings Co., Ltd. in Hong Kong to manage an industrial manufacturing subsidiary from April 1986 to August 1997, during which he assumed various positions including Finance Director, CFO, Vice President and President. Mr. Zhou joined China Resources Holdings Ltd. in January 1985. From August 1983 to January 1985, Mr. Zhou researched cost accounting framework for the construction industry at China Academy of Building Research. Mr. Zhou received a B.S. in Accounting from Hunan Finance and Economic College. Mr. Zhou speaks Mandarin and Cantonese dialects of Chinese. Mr. Zhou also serves as a director for Shandong Hengyuan New Energy Technology Ltd., Shezhen Lifestyle Fashion & Accessories Co., Ltd., Shanxi Wusheng Aluminium Ltd., Prosper Glory Holdings Ltd., and Venture Link Assets Ltd. . CGEI believes Mr. Zhou is well-qualified to serve as a member of its board of directors due to his prior experience with direct investment in the PRC, as well as his executive experience, including on publicly listed companies.

Xue Bai has served as CGEI’s secretary since March 2011. Ms. Bai has been an associate at Chum Capital Group Limited since July 2007, a merchant banking firm that invests in growth Chinese companies and advises them in financings, mergers & acquisitions and restructurings, which successfully acted as the sole advisor of Origin Agritech Ltd. (NASDAQ: SEED) and Hollysys Automation Technologies, Ltd. (NASDAQ: HOLI) in their respective mergers with Chardan China Acquisition Corporation and Chardan North China Acquisition Corporation. Prior to joining Chum, Ms. Bai attended the University of Melbourne (Australia) from March 2002 until December 2006 and Ms. Bai received a Bachelor Degree in Commerce and a Bachelor Degree in Information Systems from the University of Melbourne (Australia).

Number and Terms of Office of Directors and Officers

CGEI’s board of directors is divided into three classes, with only one class of directors being elected in each year and each class serving a three-year term. CGEI’s memorandum and articles of association provide that the number of directors which may constitute the board of directors shall be two or greater. Upon completion of this offering CGEI’s board of directors will have six members. The term of office of the first class of directors, consisting of Dongying Sun and Michael W. Zhang, will expire at CGEI’s first annual meeting of shareholders following the completion of the initial offering. The term of office of the second class of directors, consisting of Mr. Xuechu He and Mr. Teng Zhou, will expire at the second annual meeting following the completion of the initial offering. The term of office of the third class of directors, consisting of Xuesong Song, and Jin Shi, will expire at the third annual meeting following the completion of the initial offering.

Board of Directors Leadership Structure

CGEI’s memorandum and articles of association provide its board of directors with the flexibility to combine or separate the positions of Chairman and Chief Executive Officer. Historically, these positions have been separate. CGEI’s board believes that the separation of these positions allows it to have a Chairman focused on the leadership of the board while allowing its Chief Executive Officer to focus more of his time and energy on managing its operations. CGEI’s board of directors believes that Mr. Song's service as both Chairman of the Board and Chief Financial Officer is in the best interest of CGEI and its shareholders. Mr. Song possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the company, and CGEI believes he is the person best positioned to develop agendas that ensure that the Board's time and attention is focused on the most critical matters. CGEI’s board believes that his combined role enables clear accountability and enhances its ability to communicate CGEI’s message and strategy clearly and consistently to shareholders. Each of the directors other than Mr. Song and Mr. Shi is independent under the rules of Nasdaq and the SEC, and the board of directors believes that the independent directors provide effective oversight of management. Although the board of directors currently believes that the combination of the Chairman and Chief Financial Officer roles is appropriate in the current circumstances, it will maintain the flexibility to separate these positions in the future. While CGEI does not currently intend to separate these positions, a change in leadership structure could be made if the board of directors determined it was in the best long-term interests of shareholders.

Committees of the CGEI Board

CGEI’s board of directors has formed an audit committee and a governance and nominating committee. Each committee is composed of three directors.

Audit Committee

CGEI’s audit committee consists of Michael W. Zhang, Xuechu He and Teng Zhou. As required by the rules of the Nasdaq Capital Market, each of the members of CGEI’s audit committee is financially literate, and CGEI considers Mr. He to qualify as an “audit committee financial expert” and “financially sophisticated” as defined under SEC and Nasdaq Capital Market rules, respectively. CGEI will have an audit committee composed of three independent directors within one year of the date of the prospectus. The responsibilities of the audit committee will include:

•	meeting with CGEI’s management periodically to consider the adequacy of CGEI’s internal control over financial reporting and the objectivity of CGEI’s financial reporting;

•	appointing the independent registered public accounting firm, determining the compensation of the independent registered public accounting firm and pre-approving the engagement of the independent registered public accounting firm for audit and non-audit services;

•	overseeing the independent registered public accounting firm, including reviewing independence and quality control procedures and experience and qualifications of audit personnel that are providing audit services to CGEI;

•	meeting with the independent registered public accounting firm and reviewing the scope and significant findings of the audits performed by them, and meeting with management and internal financial personnel regarding these matters;

•	reviewing CGEI’s financing plans, the adequacy and sufficiency of CGEI’s financial and accounting controls, practices and procedures, the activities and recommendations of the auditors and CGEI’s reporting policies and practices, and reporting recommendations to CGEI’s full board of directors for approval;

•	establishing procedures for the receipt, retention and treatment of complaints regarding internal accounting controls or auditing matters and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters;

•	following the completion of this offering, preparing the report required by the rules of the SEC to be included in CGEI’s annual proxy statement;

•	monitoring compliance on a quarterly basis with the terms of this offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of this offering; and

•	reviewing and approving all payments made to CGEI’s officers, directors and affiliates. Any payments made to members of CGEI’s audit committee will be reviewed and approved by CGEI’s board of directors, with the interested director or directors abstaining from such review and approval.

Governance and Nominating Committee

CGEI’s governance and nominating committee consists of Xuechu He and Teng Zhou and Dongying Sun. The functions of CGEI’s governance and nominating committee include:

•	recommending qualified candidates for election to CGEI’s board of directors;

•	making recommendations to CGEI’s board of directors regarding governance matters, including CGEI’s memorandum and articles of association and charters of CGEI’s committees; and

•	developing and recommending to CGEI’s board of directors governance and nominating guidelines and principles applicable to CGEI.

Code of Ethics and Committee Charters

CGEI has adopted a code of ethics that applies to its officers, directors and employees. Copies of the code of ethics and the board committee charters have been filed with its registration statement on Form S-1 (No. 333-173323), as amended. You will be able to review these documents by accessing CGEI’s public filings at the SEC’s web site at www.sec.gov. In addition, CGEI will provide a copy of its code of ethics upon request, without charge. CGEI intends to disclose any amendments to or waivers of certain provisions of its code of ethics in a Form 8-K.

Limitation on Liability and Indemnification of Directors and Officers

Cayman Islands’ law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands’ courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime. CGEI’s memorandum and articles of association will provide for indemnification of CGEI’s officers and directors for any liability incurred in their capacities as such, except through their own fraud or willful default. CGEI has entered into indemnification agreements with each of its officers and directors which indemnify such individuals to the extent allowable under Cayman Islands’ law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling CGEI pursuant to the foregoing provisions, CGEI has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

Conflicts of Interest

CGEI has the following potential conflicts of interest:

•	None of CGEI’s officers and directors is required to commit their full time to CGEI’s affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

•	In the course of their other business activities, CGEI’s officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to CGEI as well as the other entities with which they are affiliated. CGEI’s management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•	CGEI’s officers and directors may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by CGEI, although they have agreed not to participate in the formation of, or become an officer or director of, any other blank check company until CGEI has entered into a definitive agreement regarding its initial business combination or CGEI has failed to complete its initial business combination within 21 months of the date of the closing of the initial offering.

•	Other than with respect to the initial business combination, CGEI has not adopted a policy that expressly prohibits its directors, officers, shareholders or affiliates from having a direct or indirect pecuniary interest in any investment to be acquired or disposed of by CGEI or in any transaction to which CGEI is a party or have an interest. Nor does CGEI have a policy that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by CGEI. Accordingly, such parties may have an interest in certain transactions in which CGEI is involved, and may also compete with CGEI.

•	CGEI’s directors and officers may purchase ordinary shares as part of the units sold in the initial public offering or in the open market. CGEI’s directors and officers have agreed to vote any ordinary shares acquired by them in the initial public offering and any ordinary shares acquired by them after the initial offering in favor of CGEI’s initial business combination.

•	If CGEI was to make a deposit, down payment or fund a “no shop” provision in connection with a potential business combination, CGEI may have insufficient funds available outside of the trust account to pay for due diligence, legal, accounting and other expenses attendant to completing a business combination. In such event, CGEI’s officers or directors or other parties may have to incur such expenses in order to proceed with the proposed business combination. As part of any such combination, CGEI’s officers and directors or other parties may negotiate the repayment of some or all of any such expenses, without interest or other compensation, which if not agreed to by the target business’s management, could cause CGEI’s management to view such potential business combination unfavorably, thereby resulting in a conflict of interest.

•	The founder shares owned by CGEI officers and directors will be released from escrow only if a business combination is successfully completed, and the insider warrants purchased by CGEI’s officers and directors, and any warrants which they may purchase in the aftermarket will expire worthless if a business combination is not consummated. Additionally, CGEI’s officers and directors will not receive liquidation distributions with respect to any of their founder shares. Furthermore, the purchasers of the insider warrants have agreed that such securities will not be sold or transferred by them (except to certain permitted transferees) until 30 days after CGEI has completed its initial business combination. For the foregoing reasons, CGEI’s board may have a conflict of interest in determining whether a particular target business is appropriate to effect a business combination with.

Accordingly, as a result of multiple business affiliations, CGEI’s officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. In addition, conflicts of interest may arise when CGEI’s board evaluates a particular business opportunity with respect to the above-listed criteria. CGEI cannot assure you that any of the above mentioned conflicts will be resolved in CGEI’s favor.

Under Cayman Islands’ law, CGEI’s directors have fiduciary duties to act honestly, in good faith and with a view to CGEI’s best interests. CGEI’s directors also have a duty to exercise the care, diligence and skills that a reasonably prudent person would exercise in comparable circumstances. In fulfilling their duty of care to CGEI, CGEI’s directors must ensure compliance with CGEI’s memorandum and articles of association. In certain limited circumstances, a shareholder has the right to seek damages if a duty owed by CGEI’s directors is breached.

In order to minimize potential conflicts of interest which may arise from multiple corporate affiliations in the case of individuals, each of CGEI’s officers and directors has agreed, until the earliest of CGEI’s initial business combination, its liquidation or in the case of individuals such time as he ceases to be an officer or director, to present to CGEI for CGEI’s consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to CGEI, subject to any pre-existing fiduciary or contractual obligations he might have. The following table summarizes the relevant pre-existing fiduciary or contractual obligations of CGEI’s officers and directors:

Name of Individual	Name of Affiliated Company	Priority/Preference Relative to China Growth Equity Investment Ltd.

Xuesong Song	Mobile Vision Communication Ltd.	Mr. Song is a director of Mobile Vision Communication Ltd. or MVC. MVC is a mobile media content provider and distributor in the PRC. In the event that CGEI seeks to acquire an operating business in the mobile media industry in the PRC, a conflict may arise because Mr. Song has a pre-existing relationship with MVC. Such conflict is likely to be resolved in favor of MVC as Mr. Song must present acquisitions on the mobile media sector in the PRC to MVC before presenting to CGEI.

Xuechu He	Honbridge Holdings Ltd.	Mr. He is the chairman of Honbridge Holdings Ltd., a Hong Kong listed investment holding company that focuses on the new and traditional energy and resources sector, highly purified silicon business, as well as publication. In the event that CGEI seeks to acquire an operating business in the energy industry in the PRC, a conflict may arise because Mr. He has a pre-existing relationship with Honbridge Holdings Ltd. Such conflict is like to be resolved in favor of Honbridge Holdings Ltd. as Mr. He must present acquisitions on the energy sector in the PRC to Honbridge Holdings Ltd. before presenting to CGEI.

Michael W. Zhang	China TopReach Inc.	Mr. Zhang is a director of China TopReach Inc. or CTR. CTR is an aggregator and operator of print media businesses in the PRC. In the event that CGEI seeks to acquire an operating business in the print media sector in the PRC, a conflict may arise because Mr. Zhang has a pre-existing relationship with CTR. Such conflict is likely to be resolved in favor of CTR as Mr. Zhang must present acquisition opportunities in the print media business in the PRC to CTR before presenting to CGEI.

	Helios Capital Management Co., Ltd.	Mr. Zhang is also the Managing Partner of Helios Capital Management Co., Ltd. or Helios, a private equity firm focused on Chinese growth companies. In the event that CGEI seeks to acquire a Chinese growth company, a conflict may arise because Mr. Zhang has a pre-existing relationship with Helios, which may be resolved in favor of Helios.

In addition, Xuesong Song, Jin Shi and Michael W. Zhang are each affiliated with Chum Capital Group Limited. Chum Capital Group Limited is a privately owned merchant bank which invests in growth companies and advises mid-market companies in accessing international capital markets through public listing or mergers and acquisitions. CGEI does not believe there is any conflict between Messrs. Song’s, Shi’s and Zhang’s responsibilities at Chum Capital Group Limited and their obligations to CGEI because Chum Capital Group Limited does not make investments in excess of $15 million, and CGEI expects that its initial business combination will be well in excess of this threshold. In addition, Chum Capital has granted CGEI a right of first refusal for any investments in excess of $25 million and/or investments in companies seeking a public offering.

CGEI will not acquire an entity with which any of its officers or directors, through their other business activities, is currently having acquisition or investment discussions. To further minimize potential conflicts of interest, CGEI has agreed not to (i) acquire an entity with which CGEI’s officers or directors, through their other business activities, had acquisition or investment discussions in the past, (ii) consummate an initial business combination with an entity which is, or has been within the past five years, affiliated with any of CGEI’s officers, directors, initial shareholders or their affiliates, including an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with such individuals; or (iii) enter into a business combination where CGEI acquire less than 100% of a target business and any of CGEI’s officers, directors, initial shareholders or their affiliates acquire the remaining portion of such target business, unless, in any case, CGEI obtains an opinion from an independent investment banking firm reasonably acceptable to Deutsche Bank Securities Inc. that the business combination is fair to its unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of its existing officers, directors, shareholders or advisors, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of CGEI’s initial business combination.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires CGEI’s officers, directors and persons who beneficially own more than 10% of the CGEI Ordinary Shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish CGEI with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, management of CGEI believes that all of these reports were filed in a timely manner.

Executive Compensation

Compensation Discussion and Analysis

CGEI’s officers and directors have not received any compensation for services rendered. Commencing on June 2, 2011 and through the earlier of consummation of CGEI’s initial business combination or the liquidation of its trust account, CGEI will pay Chum Capital Group a total of $10,000 per month for accounting, legal and operational support, access to support staff, and information technology infrastructure. CGEI believes that such fees are at least as favorable as CGEI could have obtained from an unaffiliated third party for such services. No compensation of any kind, including finders’ and consulting fees, will be paid either by CGEI or by any affiliated entity for services rendered to CGEI by any of its sponsor, officers and directors or any of their respective affiliates, for services rendered prior to or in connection with the consummation of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on CGEI’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of reimbursement these individuals may receive. After an initial business combination, members of CGEI’s management team who remain with CGEI may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to its shareholders. It is unlikely the amount of such compensation will be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. CGEI does not have a long-term incentive plan or pension plan and do not provide retirement benefits to its employees. CGEI has no plans or arrangements that result in the compensation of an executive officer or director in the event such person’s employment is terminated following a change of control.

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth certain information regarding the beneficial ownership of CGEI’s ordinary shares on October 19, 2012, by (1) each director and named executive officer of CGEI, (2) all directors and named executive officers of CGEI as a group, and (3) each person known by CGEI to own more than 5% of CGEI’s ordinary shares. Applicable percentage ownership in the following table is based on 6,250,000 shares ordinary shares in the share capital of CGEI outstanding as of October 19, 2012.

Unless otherwise indicated, CGEI believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect beneficial ownership of the 3,966,667 insider warrants because these warrants are not exercisable until the later of one year after the date of CGEI’s initial public offering and 30 days following the consummation of CGEI’s initial business combination.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Approximate Percentage of Outstanding Ordinary Shares Beneficially Owned
Xuesong Song	1,150,000	(3)	18.4%
Jin Shi	1,150,000	(3)	18.4%
Xuechu He	50,000		*
Teng Zhou	50,000		*
Michael W. Zhang	0		0%
Xue Bai	0		0%
Dongying Sun	0		0%
All directors and executive officers as a group (four individuals)	1,250,000		20%
Principal Shareholders:
Polar Securities Inc. and North Pole Capital Master Fund(4)	600,000		9.6%
AQR Capital Management, LLC(5)	480,000		7.68%
Highbridge Capital Management, LLC, Highbridge International LLC and Glenn Dubin(6)	500,000		7.77%
Fir Tree Capital Opportunity Master Fund, L.P. and Fir Tree Value Master Fund, L.P.(7)	375,000		5.2%

* Less than 1%

(1) Unless otherwise indicated, the business address of each of the individuals is CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, 100025, PRC.

(2) Assumes no forfeiture of the founder earnout shares.

(3) Represents shares held by Chum Capital Group Limited, an entity owned entirely by Mr. Xuesong Song and Mr. Jin Shi.

(4) Information based on the most recent Form 13G filed by such owners. The business address of the owner is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario  M5H 2Y4, Canada.

(5) Information based on the most recent Form 13G filed by such owners. The business address of the owner is Two Greenwich Plaza, 3rd floor Greenwich, CT 06830 USA.

(6) Information based on the most recent Form 13G filed by such owners. Highbridge Capital Management LLC is the trading manager of Highbridge International LLC and Glenn Dubin is the CEO of Highbridge Capital Management LLC. All three can be considered beneficial owners with shared power to vote and dispose the shares. The business address of the owners is 40 West 57th Street, 33rd Floor New York, New York 10019.

(7) Information based on the most recent Form 13G filed by such owners. Fir Tree Inc. is the investment manager of each Fir Tree Valve Master Fund, L.P. & Fir Tree Capital Opportunity Master Fund, L.P. and has granted shared power to direct the vote and dispose of the 375,000 ordinary shares. The business address of the owners is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.

Certain Relationships, Related Transactions and Director Independence

In January 2010, CGEI issued 1,955,000 Ordinary Shares to Chum Capital Group Limited for $25,000 in cash, at a purchase price of approximately $0.013 per share. Chum Capital Group is controlled by Mr. Xuesong Song and Mr. Jin Shi. As of December 31, 2010, 1,955,000 Ordinary Shares were issued and outstanding, of which 225,000 Ordinary Shares were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full.

Chum Capital Group Limited agreed to forfeit, and CGEI subsequently cancelled, 230,000 of these shares in March 2011. In addition, Chum Capital Group Limited transferred 50,000 shares to each of Messrs. He and Zhou for approximately $0.013 per share in March 2011. In May 2011, CGEI’s initial shareholders agreed to forfeit, and CGEI subsequently cancelled, 287,500 shares. On July 28, 2011, Chum Capital Group forfeited, and CGEI cancelled, 187,500 shares in connection with the expiration of the underwriters’ over-allotment option.

On June 2, 2011, Chum Capital Group, Mr. Xuechu He and Mr. Teng Zhou (the “Insiders”) purchased an aggregate of 3,966,667 warrants (the “Insider Warrants”) from CGEI in a private placement pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. The Insider Warrants were sold for a total purchase price of $2,975,000 or $0.75 per warrant. The private placement took place simultaneously with the consummation of the initial offering. All of the proceeds received from this purchase were placed into the trust account. The Insider Warrants are identical to the warrants in the initial offering except that the Insider Warrants may be exercisable for cash or on a cashless basis, at the holder’s option, and will not be redeemable by CGEI, in each case so long as such securities are held by the Insiders or their affiliates. Additionally, all Insiders have waived their rights to receive distributions upon the CGEI’s liquidation prior to a business combination with respect to the insider shares. Furthermore, all Insiders have agreed that the Insider Warrants will not be sold or transferred until 30 days after CGEI has completed its initial business combination. Except for certain permitted transferees, the Insider Warrants will not be transferable, assignable or salable until 30 days after the completion of CGEI’s initial business combination.

CGEI entered into an unsecured promissory note with Mr. Xuesong Song in an aggregate principal amount of $200,000. The note did not bear interest and was payable upon the completion of the initial offering.   The loan was repaid in full in June 2011 with proceeds from the Offering.

CGEI has agreed to pay Chum Capital Group Limited a total of $10,000 per month for office space, utilities, secretarial and general and administrative services for a period commencing June 2, 2011 and ending on the earlier of the consummation by CGEI of an initial business combination or CGEI’s liquidation. Chum Capital Group Limited is an affiliate of Xuesong Song, Jin Shi and Michael W. Zhang, CGEI’s executives. Total expenses related to office space, utilities, secretarial and general and administrative services for the year ended December 31, 2011 was $70,000.

Other than the $10,000 per-month administrative fee which CGEI paid Chum Capital Group Limited and the reimbursements for out-of-pocket expenses paid to CGEI’s officers and directors, no compensation or fees of any kind, including finders and consulting fees, were paid to any of CGEI’s initial shareholders, officers or directors, or to any of their affiliates prior to the distribution of the trust fund.

On October 15, 2011, CGEI’s board of directors authorized it to advance up to $390,000 to Chum Capital Group Limited in order to reduce potential losses incurred by Chinese currency appreciation against the U.S. dollar. The advance will be used to fund the operating expenses of CGEI. Total expenses paid by Chum Capital Group Limited on behalf of the CGEI for the three months ended June 30, 2012 and 2011 were $34,279 and $0, respectively. For the six months ended June 30, 2012 and 2011 and the period from January 18, 2010 (inception) to June 30, 2012, Chum Capital Group Limited paid $151,596, $0 and $151,596 in expenses on behalf of CGEI. Foreign exchange losses recognized for the three months ended June 30, 2012 and 2011 were $1,154 and $0, respectively. For the six months ended June 30, 2012 and 2011 and the period from January 18, 2010 (inception) to June 30, 2012, CGEI recognized foreign exchange losses of $737, $0, and $105 on the advance which is recorded in other income on the condensed statement of operations. As of June 30, 2012 and December 31, 2011 CGEI has a receivable of $230,498 and $382,830, respectively, from Chum Capital Group Limited.

Director Independence

At present, CGEI’s board of directors has determined that each of Dongying Sun, Xuechu He, Teng Zhou and Michael W. Zhang qualify as “independent directors” within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the Sarbanes-Oxley Act of 2002, and Rule 5605 of the Nasdaq Marketplace Rules.

Pursuant to Rule 5615(a)(3) of the Nasdaq Marketplace Rules, because CGEI is a foreign based entity, CGEI needs only comply with Cayman Islands’ law, to the extent not contrary to federal securities law, with respect to the composition of CGEI’s board of directors. Cayman Islands’ law does not require independent directors or an independent audit committee, however, pursuant to Section 10A(m) of the Securities Exchange Act of 1934, as amended, and Section 3 of the Sarbanes-Oxley Act, CGEI is required to have an independent audit committee. As Cayman Islands’ law does not require CGEI to have independent directors on its board, CGEI is not required to comply with Rule 5615(a)(3) of the Nasdaq Marketplace Rules, which requires a Nasdaq-listed company to have a board of directors comprised of a majority of independent directors. Prior to completion of CGEI initial business combination, CGEI intends to be in full compliance with the standards imposed by the Securities Exchange Act of 1934 and Sarbanes-Oxley Act of 2002.

INFORMATION ABOUT CHINA DREDGING GROUP CO., LTD.

History and Development of CDGC

CDGC’s Corporate Structure

CDGC is a British Virgin Islands, or BVI, holding company incorporated on April 14, 2010.  CDGC conducts its dredging operations through its PRC subsidiary, Fujian Service.  Before the reorganization in May 2010, Fujian Service was owned by Mr. Qing Lin and Mr. Panxing Zhuo, who are, respectively, the brother-in-law and the father of Mr. Xinrong Zhuo, CDGC’s Chairman and Chief Executive Officer.  Mr. Qing Lin and Mr. Panxing Zhuo, pursuant to an agreement, held their interests as the representatives of the family.  The agreement also gave Mr. Xinrong Zhuo the exclusive right to make executive decisions and manage Fujian Service.  CDGC was incorporated by three entities, namely, Venus Seed Co., Ltd., or Venus, whose beneficial owner is Kit Chan, one of CDGC’s independent directors, Saturn Glory Co., Ltd., or Saturn, whose beneficial owner is Bin Lin, CDGC’s Senior Vice President, and Mars Harvest Co., Ltd., or Mars, whose beneficial owner is Xinrong Zhuo, CDGC’s Chairman and Chief Executive Officer.

 CDGC’s wholly-owned subsidiary, China Dredging HK, was organized under the laws of Hong Kong on April 26, 2010 to serve as a holding company for Fujian WangGang, a PRC company organized on June 12, 2010 and a WFOE under PRC law.  On June 29, 2010, Fujian WangGang acquired a 50% direct equity interest in Fujian Service.  The remaining 50% equity interest in Fujian Service is held by Wonder Dredging, a PRC company owned by Qing Lin and Panxing Zhuo who, pursuant to an agreement, hold their interests in Fujian Service indirectly as the representatives of the family.  The agreement also gave Xinrong Zhuo the exclusive rights to make executive decisions and manage Fujian Service.  Pursuant to its certificate of incorporation, Fujian Service’s corporate existence terminates on January 7, 2028.

Fujian Service, which is CDGC’s operating entity with Renminbi 200,000,000 ($29,002,371 at December 31, 2011) registered capital, was incorporated in January 8, 2008.  Before the reorganization in May 2010, Fujian Service was originally owned by two individuals, Qing Lin and Panxing Zhuo, who respectively held 91% and 9% ownership interests.  Pursuant to an agreement, they held their interests as representatives of the family and accepted Xinrong Zhuo’s right to make all executive decisions and manage the business.  Qing Lin and Panxing Zhuo are the brother-in-law and the father of Mars’ sole shareholder, Xinrong Zhuo.

In May 2010, Qing Lin and Panxing Zhuo sold all of their ownership interests in Fujian Service to Wonder Dredging, which they also owned fully and in the same percentages as their ownership interests in Fujian Service.  Subsequent to this transaction, Wonder Dredging owned 100% of Fujian Service.

In June 2010, Fujian WangGang acquired a 50% ownership interest in Fujian Service from Wonder Dredging by committing to invest, as a capital contribution, approximately $23.6 million into Fujian Service, which commitment was fully satisfied in January 2011.  This reduced Wonder Dredging’s ownership interest in Fujian Service to 50%.

In June 2010, Fujian WangGang entered into the VIE Agreements with Fujian Service, Wonder Dredging, Mr. Qing Lin and Mr. Panxing Zhuo to obtain irrevocable management control over both Wonder Dredging and Fujian Service.  Through these agreements, Fujian WangGang (1) receives substantially all of the economic benefits of Fujian Service’s ongoing operations, (2) has the right to purchase the other 50% ownership interest in Fujian Service from Wonder Dredging for consideration which is equivalent to the net asset value of the latest quarterly report of Fujian Service under U.S. GAAP preceding the purchase date, (3) has the right to receive all the payment by Fujian Service payable to Wonder Dredging.

In October 2010, CDGC merged with and into Chardan Acquisition Corporation, or CAC, a public reporting, non-trading shell company domiciled in the BVI (the “CAC Merger”).  CAC had become a public company in the U.S. in December 2008 by filing a Form 10 registration statement pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, or the Exchange Act.  The former executive officer and director of CAC owns less than 1% of CDGC’s outstanding ordinary shares and serves as the president of Chardan Capital Markets LLC, or Chardan, the lead placement agent in CDGC’s 2010 Private Placement.  CDGC chose to merge with CAC because CDGC believed becoming a public company would facilitate the consummation of a private placement on more favorable terms than would otherwise be available to it as a private company.  CDGC believes that investors are more likely to give lower valuations, require warrant coverage or other economic rights, and attempt to obtain special voting and information rights or to otherwise gain influence on corporate decisions in a private company, particularly one having substantial operations in China, as compared to a public company that is subject to audit, internal control and public disclosure obligations.  In addition, CDGC believed that the merger with CAC was in CDGC’s best interest because, CDGC may be regarded as more creditworthy, have greater access to the capital markets, and enjoy other advantages associated with being a public company.

The terms of the CAC Merger were set forth in a merger agreement, which provided that CDGC would continue as the surviving company following the merger.  CDGC has accounted for the merger as a recapitalization, with CDGC being treated as the accounting acquirer.  Immediately prior to, and in contemplation of, the consummation of the merger, CDGC redesignated its shares to retroactively adjust its legal capital.  At the time of the CAC Merger, all of the issued shares of CAC were exchanged for 500,000 of CDGC’s ordinary shares, or 0.95% of its outstanding ordinary shares, while its shareholders immediately prior to the CAC Merger retained 52,177,323 of CDGC’s ordinary shares, or 99.05% of CDGC’s outstanding ordinary share.  As a result of the merger, CDGC became a public reporting company.  CAC, being the non-surviving company, ceased its corporate existence, and was removed from the Register of Companies maintained in the BVI by the Registry of Corporate Affairs.

In October 2012, CDGC formed Pingtan Zhuoying Dredging Engineering Construction Co., Ltd, or Pingtan Zhuoying, a limited liability company incorporated pursuant to PRC laws. The registered capital of Pingtan Zhuoying is $1,000,000, which is to be contributed according to its articles of association. Also in October 2012, Pingtan Xingyi Port Services Co., Ltd, or Pingtan Xingyi, is a limited liability company incorporated pursuant to PRC Laws. The registered capital of Pingtan Xingyi is RMB6,000,000, which has been fully contributed. CDGC is in the process of establishing contractual arrangements for Pingtan Zhuoying and Pingtan Xingyi.

The following diagram illustrates CDGC’s current corporate structure:

Xinrong Zhuo
Bin Lin
Kit Chan
100%
100%
100%
Mars Harvest Co., Ltd
Saturn Glory Co., Ltd
Venus Seed Co., Ltd
Class A Preferred Shares Investors
Other Public Shareholders
54.0%
4.2%
4.2%
16.0%
21.6%
100%
China Dredging Group Co., Ltd
100%
100%
China Dredging (HK) Company Limited
Master Gold Corporation Limited
Offshore
Onshore
100%
VIE Agreements
Qing Lin
Panxing Zhuo
91%
9%
100%
Fujian WangGang Dredging Construction Co., Ltd. (WFOE)
Wonder Dredging Engineering LLC
PingTan ZhuoYing Dredging Engineering Construction Co., Ltd.
50%
50%
100%
VIE Agreements
Fujian Xing Gang Port Service Co., Ltd.
Pingtan XingYi Port Service Co., Ltd.

(1) Xinrong Zhuo is CDGC’s Chairman of the Board of Directors and Chief Executive Officer, Bin Lin is CDGC’s Senior Vice President, and Kit Chan is one of CDGC’s independent directors.

(2) Assumes the conversion of all of CDGC’s preferred shares into ordinary shares.

(3) Qing Lin is the brother-in-law of Xinrong Zhuo, CDGC’s Chairman of the Board of Directors and Chief Executive Officer, and holds 91% interest as the representative of the family.

(4) Panxing Zhuo is the father of Xinrong Zhuo, CDGC’s Chairman of the Board of Directors and Chief Executive Officer, and holds 9% interest as the representative of the family.

2010 Private Placement

Concurrently with the closing of the merger with CAC, CDGC entered into a securities purchase agreement, or the Purchase Agreement, with certain investors (the “2010 Private Placement”).  Pursuant to the Purchase Agreement, through multiple closings between October and December 2010, such investors purchased 10,012,987 of CDGC’s preferred shares, at a purchase price of $5.00 per share, for aggregate proceeds of approximately $50.0 million.  Each preferred share is convertible into one of CDGC’s ordinary shares.  Chardan acted as the lead placement agent in connection with the private placement.  Net proceeds to CDGC, after deducting offering expenses of approximately $3.6 million, were approximately $46.4 million.  CDGC paid Chardan a cash fee of approximately $3.1 million in addition to a $50,000 retainer fee. In connection with the 2010 Private Placement, CDGC agreed to redeem CDGC’s preferred shares at a 20% premium if CDGC’s ordinary shares are not listed by October 2012 on the NYSE, the Nasdaq, the NYSE Amex, or another major international securities exchange. This payment and redemption deadline has been extended to December 31, 2013.

Variable Interest Entity Agreements

Under applicable PRC laws, foreign ownership in certain industries is restricted and may not exceed a government specified level.  Wholly-Foreign Owned Enterprises, or WFOEs may only undertake certain types of construction projects, and foreign ownership in a Chinese-foreign joint venture construction enterprise is restricted to no more than 75% according to the RAFCE.  Additionally, as a marine contractor working on restricted projects within the PRC, Fujian Service is required to register its vessels under the flag of the PRC, and foreign ownership of the enterprises which own the PRC-registered vessels is limited to no more than 50%.  While Wonder Dredging qualifies as a PRC entity under PRC law and owns 50% equity of Fujian Service, Fujian WangGang’s direct ownership of 50% of Fujian Service allows Fujian Service to meet both the requirements for foreign ownership under its qualifications as a marine construction company and as an operator of dredging vessels within PRC waters.

In June 2010, Fujian WangGang entered into an equity investment agreement with Wonder Dredging pursuant to which Fujian WangGang invested approximately $23.6 million in Fujian Service in exchange for a 50% equity interest in Fujian Service.  Accordingly, Wonder Dredging holds 50% of the equity interest of Fujian Service and Fujian WangGang holds the other 50%.  Fujian Service, Wonder Dredging, Fujian WangGang, Mr. Qing Lin and Mr. Panxing Zhuo have entered into a series of contractual arrangements, referred to as the VIE Agreements, that allow Fujian WangGang to, among other things, fully control Fujian Service’s business operations, policies and management, approve all matters requiring shareholders’ approval, and receive 100% of the annual net income earned by Fujian Service.  Below is a summary of the VIE Agreements.

Exclusive Purchase Right of Equity Interest

In June 2010, Wonder Dredging, Fujian WangGang and Fujian Service entered into an exclusive option agreement, or the Exclusive Option Agreement, pursuant to which Wonder Dredging irrevocably granted to Fujian WangGang an exclusive right to purchase up to all of the equity interest in Fujian Service that is held by Wonder Dredging, to the extent allowed under the current PRC laws.  Accordingly, if and when the current limitations on direct ownership of Fujian Service by Fujian WangGang are eased or ceased to apply under the PRC laws, Fujian WangGang may exercise its option to purchase and directly own the equity interests of Fujian Service.  The purchase price for the equity interest in Fujian Service held by Wonder Dredging would be equivalent to the net asset value reflected in Fujian Service’s then current quarterly report prepared according to U.S. GAAP.  The term of the Exclusive Option Agreement is 20 years, which term continuously renews unless the option is exercised in full or the agreement is otherwise terminated by the parties.  The agreement also provides that upon consummation of the exercise of the option, Wonder Dredging will contribute, without additional consideration, any funds actually received by it from Fujian WangGang for the transfer of its equity interest in Fujian Service to Fujian WangGang.  The agreement further provides that, as of the date of the agreement, Fujian WangGang is entitled to all the future payments by Fujian Service to Wonder Dredging, together with all the profits of Fujian Service.

Contracted Management Agreement

In June 2010, Wonder Dredging, Fujian WangGang and Fujian Service entered into a management agreement, or the Management Agreement, pursuant to which Fujian WangGang has the exclusive right to manage, operate and control the business operations of Fujian Service, including, but not limited to, establishing and implementing policies for management, using all of the assets of Fujian Service, appointing Fujian Service’s directors and senior management, directing Fujian Service to enter into loan agreement, making administrative decisions regarding employee wages or hiring and firing employees and other actions customarily associated with Fujian Service’s senior management and directors of Fujian Service and its subsidiaries.  As consideration for its business management services, Fujian WangGang has agreed to pay to Fujian Service an annual fee of approximately $155,000 (RMB1 million), and Fujian Service will pay to Fujian WangGang 100% of the net profits of Fujian Service.  The Management Agreement terminates upon the earlier of (i) Fujian WangGang’s exercise in full of the option to purchase the equity interests of Fujian Service, pursuant to the Exclusive Option Agreement, and Fujian WangGang and/or its designees individually or jointly own all of the equity interests in Fujian Service, or (ii) June 30, 2030, subject to the right of Fujian WangGang to renew the term of the Management Agreement for additional consecutive 20-year period.

Powers of Attorney

In June 2010, Wonder Dredging executed irrevocable power of attorney granting to Fujian WangGang or its designees the power to vote, pledge or dispose of all equity interests in Fujian Service that Wonder Dredging holds.  Additionally, the powers of attorney allows Fujian WangGang or its designees to sign and carry out the intentions of the Management Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement.  At the same time, Qing Lin and Panxing Zhuo executed irrevocable power of attorney granting to Fujian WangGang or its designees the power to vote, pledge, or dispose of all equity interests in Wonder Dredging, and to appoint directors and senior management of Wonder Dredging.

Equity Interest Pledge Agreement

In June 2010, Qing Lin, Panxing Zhuo, Fujian WangGang and Wonder Dredging entered into an equity interest pledge agreement, or the Equity Interest Pledge Agreement.  To ensure that Fujian Service and its shareholders perform their obligations under the Exclusive Option Agreement, the Management Agreement, and a letter of undertaking whereby Wonder Dredging waived its right to receive a dividend of approximately $51.1 million declared by Fujian Service in May 2010, Qing Lin and Panxing Zhuo, who collectively hold 100% of the equity interests in Fujian Service, pledged their entire interest in Wonder Dredging to Fujian WangGang.  The Equity Interest Pledge Agreement terminates upon the earlier of (i) the purchase of the entire equity interest in Fujian Service by Fujian WangGang or (ii) June 30, 2030, subject to the right of Fujian WangGang to renew the term of the Equity Interest Pledge Agreement for additional consecutive 20 year periods in case of Fujian WangGang or its designee’s failure to purchase the entire equity interest in Fujian Service by June 30, 2030.

Business Overview

CDGC is a British Virgin Islands (“BVI”) holding company, which conducts its dredging operations through its PRC subsidiary and variable interest entities. CDGC was incorporated under the BVI Business Companies Act, 2004. China Dredging HK was organized under the Hong Kong Companies Ordinance. Fujian WangGang was organized under the Company Law of the PRC (2006), the Wholly-Foreign Owned Enterprise Law (1986), as amended, and the Wholly-Foreign Owned Enterprise Law Implementing Rules (1990), as amended. Fujian Service was organized under the Company Law of the PRC (2006). Wonder Dredging was organized under the Company Law of the PRC (2006). Pingtan Zhuoying was organized under the Company Law of the PRC (2006). Pingtan Xingyi was organized under the Company Law of the PRC (2006).

CDGC provides specialized dredging services exclusively to the Chinese marine infrastructure market and, based on the number and capacity of the dredging vessels CDGC operates, it believes that it is one of the leading independent (not state-owned) providers of such services in the PRC. Since inception, it has functioned exclusively as a specialist subcontractor, performing dredging services for other companies licensed to function as general contractors. It engages in capital dredging, maintenance dredging and reclamation dredging projects. CDGC primarily sources its projects by subcontracting projects from general contractors. Through CDGC’s management skills, efficient operation and effective cost control, CDGC believes that it has established a competitive edge and gained a credible reputation in its market. Moreover, by successfully executing numerous projects, CDGC has strengthened its relationship with its general contractors, an important factor in establishing a secure pipeline of future business.

Three of CDGC’s customers have indicated to CDGC through non-binding long-term cooperation agreements their intent to increase the level of project activity subcontracted to CDGC over the five year period from 2010 through 2014. Collectively, these non-binding agreements represent approximately $3.0 billion of estimated aggregate revenue over the remaining three years and approximately $721.6 million during 2012 that CDGC believes is potentially available to it and that could sustain the anticipated growth of its fleet and ongoing high utilization levels. However, as these agreements are non-binding, they may not actually result in any potential contract value and CDGC may realize considerably less value under each of these agreements.

Operating Process

CDGC’s operations principally involve identifying potential projects, signing subcontracts and carrying out the contract dredging work. CDGC has developed a comprehensive project management system spanning the project execution process, including project planning, contract management, contract performance, project control and project completion.

CDGC’s Role and Participation Level

CDGC participates in dredging activities solely as a subcontractor to qualified large general contractors such as China Communications, since its dredging projects are typically one portion of a much larger-scale construction project that could cover elements such as port construction, cofferdam, and other fields of work in which it does not engage.

Identifying Projects

CDGC identifies potential projects from a variety of sources, including advertisements by governmental agencies, through the efforts of its business development personnel and through meetings with general contractors and other industry participants. After determining which projects are available, CDGC makes a decision on which projects to pursue based on factors including project size, duration, availability of personnel, current backlog, competitive advantages and disadvantages, prior experience, geographic location and type of contract.

Pre-Qualification

CDGC is generally required to complete a prequalification process with the applicable general contractor for the project. General contractors generally require that CDGC meet certain qualification requirements before negotiating or accepting CDGC’s application for a project. The prequalification process may require the submission of information concerning financial condition, past experience and the availability of personnel and equipment. If a general contractor determines that a prospective subcontractor does not meet its criteria it will not award the proposed project to the subcontractor.

Project Pricing and Negotiation

Prior to agreeing on a subcontract, CDGC performs a study of the proposed project, including an evaluation of the technical and commercial conditions and requirements of the project followed by a site visit. The information CDGC collects is then analyzed to arrive at the cost of items included in a detailed project budget used in the negotiation of price terms with the general contractors. Most of CDGC’s dredging contracts are awarded and carried out on a fixed-price basis, subject to adjustment factors for unforeseen conditions, with a predetermined timetable for project completion. These types of contracts generally commit the contractor to provide specified resources and to complete the project for a fixed sum or at fixed unit prices on a specified schedule. As is typical for dredging subcontracts, CDGC’s contracts to date were the result of negotiations with the general contractor customers and are not competitively bid.

CDGC’s contracts to date have not contained escalation clauses since they are of short duration and raw materials with volatile prices, such as fuel, are typically supplied by the prime contractor for use on the job at no cost to CDGC. Correctly estimating the costs involved in a fixed-price contract is crucial to achieving profitability. CDGC carefully estimates the costs of each project prior to signing a subcontract. CDGC’s estimates are based upon both the general contractors’ estimates of material quantities to be dredged and CDGC’s own experience in estimating project costs. There are a number of factors that can influence the final project costs as compared to the original contract price. The most important factors include site and environmental conditions that differ from those assumed in the original bid, the geographic location of the project, the availability and pricing of raw materials, and inclement weather conditions.

Payment Terms

The specific payment terms on CDGC’s subcontracts vary from project to project. However, they have generally provided for CDGC to receive payments following completion of each stage of completed work, which is customary in the industry. CDGC’s typical short-duration subcontract provides for payment to CDGC of 20% to 30% at the end of the second month of work, 20% to 30% at the end of the third month of work and the balance within 7 to 180 days after completion. Prior to payment, each stage of the project is certified as completed by a site engineer and accepted by the general contractor. All of CDGC’s projects completed to date have been performed within the range of 10 to 366 days. CDGC carefully monitors its costs throughout the life of a project to protect it against or to minimize significant cost overruns.

Project Implementation

CDGC is responsible for all project activities. The project manager of CDGC divides work on a project into distinct components and assigns each component to a responsible crew based upon the nature of such work and the crew’s qualifications and experience. Project managers typically prepare a detailed plan for the project that includes the following elements:

•	project schedule (consistent with the project conditions and payment schedule);

•	labor deployment (consistent with the skill level and the estimated number of workers for each type of work);

•	provision of temporary office and public utilities, for example, water, electricity and telephone; and

•	work plans/instructions detailed for each phase of the project.

The implementation process includes devising detailed dredging plans, procuring materials, assigning work to captains, coordinating with general contractors or their consultants, coordinating with suppliers, and taking charge in the overall management of the project.

Project History

CDGC had successfully completed 126 projects from its formation in January 2008 to June 30, 2012.

Vessels

CDGC operates trailer suction hopper dredgers, non-self-propelling cutter suction dredgers and grab dredgers.  Trailer suction hopper dredgers are typically self-propelled and have the general appearance of an ocean-going vessel.  The dredger has hollow hulls, or “hoppers,” into which material is suctioned hydraulically and deposited.  Once the hoppers are filled, the dredger sails to the designated disposal site and either bottom-dumps the material or pumps the material from the hoppers through a pipeline to a designated location.  Hopper dredgers can operate in rough waters, and are less likely to interfere with ship traffic than other types of dredgers.  They can also move quickly from one project to another.

Non-self-propelling cutter suction dredgers remove material using a revolving cutter head which cuts and churns the sediment on the ocean floor and hydraulically pumps the material by pipe to the disposal location.  These dredgers are very powerful and can dredge some types of rock.  Certain materials can be directly pumped as far as seven miles with the aid of booster pumps.  Cutter suction dredgers work with an assortment of support equipment that assists with the positioning and movement of the dredger, handling of the pipelines, and the placement of the dredged material.

Grab dredgers are a type of mechanical dredger that remove hard-packed sediments and debris and can work in tight areas, such as areas along docks or terminals.  Grab dredgers with specialized buckets are more suitable for handling material requiring controlled disposal.  The dredged material is placed onto material barges for transport to the designated relocation site.  The barges are emptied by bottom-dumping, direct pump-out or removal by crane.

The following table sets forth information regarding the vessels CDGC currently operates:

Trailer Suction Hopper Dredgers	Capacity (cubic meters per hour)	Leased/Owned	Purchase/Lease Date	Year Built
Hengshengjun #88	3,500	Leased	January 2008	1983
Liya #10	6,500	Leased	June 2010	1990

Non-Self-Propelling Cutter Suction Dredgers	Capacity (cubic meters per hour)	Leased/Owned	Purchase/Lease Date	Year Built
Xinggangjun #3	2,000	Owned	May 2008	2008
Xinggangjun #66	3,500	Owned	March 2008	2008
Xinggangjun #6	2,500	Owned	May 2008	2008
Xinggangjun #9	2,500	Owned	June 2008 (1)	2008
Xiechang #18	2,500	Leased	June 2010	2009
Honglinjun #19	3,800	Leased	April 2011	2009

Grab Dredgers	Capacity (cubic meters per hour)	Leased/Owned	Purchase/Lease Date	Year Built
Hengshunda #1	350	Leased	June 2011	2007
Hengshunda #10 (formerly known as Liya #2)	350	Leased	June 2011	2006

(1) CDGC commenced leasing Xinggangjun #9 in June 2008 and acquired it in January 2011.

In May 2009 Fujian Service entered into a purchase agreement with Yiyang Zhonghai Shipyard Co., Ltd., or Yiyang, a non-related company, for a new non-self-propelling cutter suction dredger, at a purchase price of approximately $31.8 million, on which CDGC made a down payment of approximately $2.4 million. The contract stipulates that payments toward the purchase price of the new dredger, after giving effect to the down payment, are payable according to the following schedule: 30% within five months before delivery, 25% within one months before delivery, 25% within two months after delivery and 20% within five months after delivery. Delivery of the vessel is expected in or before December 2012.

In May 2011, Fujian WangGang entered into a construction agreement with Yiyang to build a new non-self-propelling 3,800 cubic meter per hour cutter suction dredger, for approximately $41.3 million (RMB260 million). Construction is expected to take approximately 18 months. Fujian WangGang made a down payment of approximately of $20.7 million. Payments toward the construction price of the new dredger after giving effect to the down payment, are to be made by CDGC as follows: 20% within seven days after the completion of the main dredger hull, 20% within seven days after the dredger is launched, and 10% after completion of mooring trial of the dredger but before delivery. Delivery of the vessel is expected in or before December 2012. Fujian WangGang will withhold approximately $0.1 million as quality earnest money, to be paid after a one-year warranty period.

Component Suppliers

CDGC purchases supplies and component parts from recognized suppliers with pricing terms negotiated on a yearly basis. These contracts are generally fixed price supply contracts, under which CDGC is obligated to procure a fixed amount of supplies and consumable parts annually.

The following table sets forth information regarding the suppliers that, as of June 30, 2012 and 2011 are listed below.

Supplier	Vessel Component List	Purchase Amount in the Six Months ended June 30, 2012 ($ in millions)	Purchase Amount in the Six Months ended June 30, 2011 ($ in millions)
Dalian Locomotive and Rolling Stock Co., Ltd. CNR Group	Mud tube, steel tube, floating body, anchors floating, rubber hose, etc.	4.2	3.9
Guangzhou Diesel Engine Factory Co., Ltd.	Mud tube, steel tube, floating body, anchors floating rubber hose, etc.	4.3	-
Taizhou Haiguang Mechanical Manufacturing Industrial Co., Ltd	Steel plate, angle iron, one-piece compound plate, etc.	-	0.7
Shijiazhuang Shengshi Pump Industry Co., Ltd	Rake head, lacquer, seal ring, steel tube, etc.	1.3	5.0
Sinohydro Bureau 13 Co., Ltd Rubber & Plastic Factory	Floating pipe, rubber hose, rubber mat, etc.	7.2	6.2
Ningbo Lingrun Hydraulic Co., Ltd.	Mud tube, steel tube, floating body, anchors floating, rubber hose, etc.	0.7	-

The following table sets forth information regarding the suppliers that, as of December 31, 2011, 2010 and 2009 are listed below.

Supplier	Vessel Component List	Purchase Amount in 2011 ($ in millions)	Purchase Amount in 2010 ($ in millions)	Purchase Amount in 2009 ($ in millions)
Dalian Locomotive and Rolling Stock Co., Ltd. CNR Group	Mud tube, steel tube, floating body, anchors floating, rubber hose, etc.	8.3	9.6	19.5
Tianjin Puyou Mech. & Elec. Equipment MFG. Co., Ltd.	Anchor, pump, solenoid valve, governor rotating components, pressure sensors, etc.	-	-	9.2
Taizhou Haiguang Mechanical Manufacturing Industrial Co., Ltd	Steel plate, angle iron, one-piece compound plate, etc.	1.6	1.4	1.5
Shijiazhuang Shengshi Pump Industry Co., Ltd	Rake head, lacquer, seal ring, steel tube, etc.	10.1	9.1	-
Sinohydro Bureau 13 Co., Ltd Rubber & Plastic Factory	Floating pipe, rubber hose, rubber mat, etc.	13.5	9.1	-

Purchasing of major components such as mud pipes are budgeted and ordered after thorough on-site investigation and a calculation of the demands of each project, and usually are exclusively used in one project. CDGC usually buys an extra percentage of each component to use as replacement parts. All materials bought from these four suppliers are delivered to the construction site of each project after the suppliers have received payments. After completion of each project, used and abandoned components are sent back to the suppliers.

Dredging Service Procedure

Dredging Methods

Three dredging methods are commonly used: the stow-and-hold method, the side discharge method and the reclamation method. CDGC’s trailer suction hopper dredgers use the stow-and-hold method, which is illustrated in the following chart:

CDGC’s non-self-propelling cutter suction dredgers use the reclamation method, which is illustrated in the following chart:

CDGC’s grab dredgers use the side discharge method, which is illustrated in the following chart:

Quality, Safety and Environmental Protection Control

CDGC has established and implemented a unified quality, safety and environmental protection control and management system that govern all projects. The management system specifies the standards to be met in terms of quality, safety and environmental protection control, clarifies the responsibility of various departments and personnel, identifies procedures, materials and other factors that are subject to the control of management, and provides for measures to be undertaken to ensure that various standards are met. CDGC is committed to achieving a high standard of quality in the management and performance of CDGC’s contract work. CDGC believes CDGC has established a favorable reputation for quality and technical ability.

CDGC has a Safety and Dispatching Department which is responsible for regulating labor, hygiene and safety conditions, and monitoring compliance with statutory environmental regulations relating to air, water, noise and solid waste pollution. Department managers focus on applying safety and anti-pollution measures, as well as regular internal safety and environmental inspections, at all stages of the operational process to reduce the possibility of work-related accidents and injuries, occupational illness and environmental contamination. CDGC’s general contractor customers also monitor the safety of workers and environmental impact of CDGC’s work. It is CDGC’s policy and practice to provide safety education to employees and safety standards have been established in connection with matters such as purchasing, installing and operating new equipment, constructing new facilities and improving existing facilities.

CDGC seeks to develop new technology and operational know-how to improve safety conditions and to protect the environment. Management believes that CDGC’s safety control systems, environmental protection systems and facilities are adequate to comply with applicable PRC national and local regulations.

Customers

CDGC has established close, cooperative relationships with China Communications, the largest state-owned general contractor in the PRC that undertakes dredging projects, and with and Changjiang Waterway. The following table sets forth all CDGC’s customers, the revenues derived from such customers, and the percent of total revenue for the periods indicated:

	For the Six Months Ended June 30,
	2012		2011
Customer	Revenue	Percent of Total Revenue	Revenue	Percent of Total Revenue
CCCC Guangzhou Dredging Co., Ltd (State-Owned)	$21,306,748	17.9%	$14,359,422	13.4%
Shenzhen Guoyuan Engineering Co., Ltd	-	-	6,229,136	5.8%
CCCC Shanghai Dredging Co., Ltd (State-Owned)	24,511,432	20.6%	41,895,180	39.0%
SDC Waterway Construction Co., Ltd.(State-Owned)	-	-	7,935,934	7.4%
Nanjing Water Conservancy Construction Company Ltd (State-Owned)	13,260,996	11.1%	-	-
Guangdong Jindonghai Holding Co., LTD	11,600,629	9.7%	11,172,813	10.4%
Tianjin Hongdeshengyu Port Engineering Co., LTD	-	-	15,355,265	14.3%
CCCC Tianjin Dredging Co., Ltd (State-Owned)	21,922,480	18.4%	-	-
China Ocean Engineering Construction General Bureau-Dalian Bureau (State-Owned)	10,846,758	9.1%	10,408,085	9.7%
CCCC Third Harbor Engineering Co., Ltd.(State-Owned)	690,035	0.6%	-	-
Tianjin Port & Channel Engineering Co. Ltd.(State-Owned)	707,828	0.6%	-	-
Dongguan Zhongyan Engineering Co., Ltd.	5,181,532	4.4%	-	-
Fujian Jingwei Group Co., Ltd.	7,622,339	6.4%	-	-
CCCC Fourth Harbor Engineering Co., Ltd.(State-Owned)	1,443,304	1.2%	-	-
Total	$119,094,081	100.0%	$107,355,835	100.0%

	For the Years Ended December 31,
	2011		2010		2009
Customer	Revenue	Percent of Total Revenue	Revenue	Percent of Total Revenue	Revenue	Percent of Total Revenue
CCCC Guangzhou Dredging Co., Ltd (State-Owned)	$29,254,980	12.9%	$27,171,214	20.7%	$25,832,823	32.2%
Shenzhen Guoyuan Engineering Co., Ltd	8,470,170	3.7%	7,682,169	5.8%	8,804,504	10.9%
CCCC Shanghai Dredging Co., Ltd (State-Owned)	76,019,835	33.5%	47,876,031	36.4%	13,354,633	16.6%
SDC Waterway Construction Co., Ltd.(Stated Owned)	13,193,095	5.8%	-	-	-	-
Changjiang Wuhan Waterway Engineering Company (State-Owned)	-	-	5,086,628	3.9%	32,341,931	40.3%
Guangdong Jindonghai Holding Co., LTD	22,754,178	10.0%	4,297,557	3.3%	-	-
Tianjin Hongdeshengyu Port Engineering Co., LTD	15,541,267	6.9%	13,920,732	10.6%	-	-
CCCC Tianjin Dredging Co., Ltd (State-Owned)	19,507,709	8.6%	13,694,917	10.4%	-	-
China Ocean Engineering Construction General Bureau-Dalian Bureau	21,413,519	9.4%	10,739,467	8.2%	-	-
China Ocean Engineering Construction General Bureau	4,028,783	1.8%	-	-	-	-
ShenZhen Hangfeng Dredging Engineering Co., Ltd.	-	-	936,950	0.7%	-	-
Dongguan Zhongyan Engineering Co., Ltd.	3,955,814	1.7%	-	-	-	-
Fujian Jingwei Group Co., Ltd.	3,542,796	1.6%	-	-	-	-
Lianyungang Changxing Engineering Co., Ltd.	9,270,924	4.1%	-	-	-	-
Total	$226,953,070	100.0%	$131,405,665	100.0%	$80,333,891	100.0%

Through CDGC’s performance in a diverse range of dredging projects, CDGC believes it has developed a favorable reputation among local governments, suppliers and contractors, as well as a loyal customer base.

Competition

CDGC faces significant competition in the PRC markets in which it operates. CDGC’s competition comes from various sources, including the internal operations of its general contractor customers and numerous private companies providing dredging services as general contractors or subcontractors. Some of CDGC’s competitors may have advantages over it in terms of capacity, access to capital pricing and management expertise. CDGC’s market position and growth prospects depend on its ability to anticipate and respond to various competitive factors, including pricing strategies adopted by competitors, changes in customer preferences or work priorities, availability of capital and financing resources and the introduction of new or improved equipment, technology and services.

CDGC’s current or potential competitors may offer services or products comparable or superior to those that CDGC offers at the same or lower prices or adapt more quickly than CDGC does to evolving industry trends or changing market conditions. CDGC may lose its customers to its competitors if, among other things, it fails to keep its prices at competitive levels or to sustain and upgrade its capacity and technology. Increased competition may result in price reductions, reduced profit margins and loss of market share.

Intellectual Property

CDGC has no material intellectual property.

Research and Development

As part of CDGC’s ordinary business operations, CDGC explores new and more efficient methods of performing dredging services. However, from inception through June 30, 2012, CDGC has not recorded any costs that are classified as research and development expenses.

Organizational Structure

CDGC is registered in the BVI and have a 100% economic interest and exercise 100% voting control over the subsidiaries listed in the table below

Subsidiary Name	Country of Registration	Economic and Voting Interest

Master Gold Corporation Limited	Hong Kong	100% direct

China Dredging (HK) Company Limited	Hong Kong	100% direct

Fujian WangGang Dredging Construction Co., Ltd.	PRC	100% direct

Fujian Xing Gang Port Service Co., Ltd.	PRC	100% (50% direct and 50% as VIE)

Wonder Dredging Engineering LLC	PRC	100% (as VIE)

PingTan ZhuoYing Dredging Engineering Construction Co., Ltd.	PRC	100% direct

Pingtan XingYi Port Service Co., Ltd.	PRC	100% direct

All business operations are conducted in the PRC by Fujian Service.  The corporate organization structure is also presented in diagram form under the heading “CDGC’s Corporate Structure” and a description of the agreements that convey to CDGC economic interests in and control rights over Fujian Service and Wonder Dredging are described under the heading “Variable Interest Entity Agreements.”

Property, Plants and Equipment

Under current PRC law, land is owned by the state, and parcels of land in rural areas, which is known as collective land, is owned by the rural collective economic organization. “Land use rights” are granted to an individual or entity after payment of a land use right fee is made to the applicable state or rural collective economic organization. Land use rights allow the holder the right to use the land for a specified long-term period. On January 1, 2008, CDGC entered into an office lease with Ping Lin, the wife of Xinrong Zhuo, its Chairman and Chief Executive Officer, for approximately 1,086 square feet of space located at Floor 18, Tower A, Zhongshan Building, No. 154, Hudong Road, Gulou District, Fuzhou City, Fujian Province, PRC. This agreement was renewed and extended from January 1, 2010 to December 31, 2015. Annual lease payments were approximately $12,219 in 2011, $11,653 in 2010, and $8,872 in 2009.

On April 18, 2012, Wonder Dredging renewed the office lease with Ping Lin, the wife of Xinrong Zhuo, CDGC’s Chairman and Chief Executive Officer, for approximately 538 square feet of space located in the same building. Pursuant to the lease agreement, Wonder Dredging is obligated to make annual lease payments of approximately $6,139.

On June 4, 2012, Fujian WangGang renewed the office lease with Ping Lin, the wife of Xinrong Zhuo, CDGC’s Chairman and Chief Executive Officer, for approximately 645 square feet of space located in the same building. Pursuant to the lease agreement, Fujian WangGang is obligated to make annual lease payments of approximately $7,367.

CDGC does not own or occupy any other property in the PRC or elsewhere in the world, other than temporary arrangements for project office or storage/staging space that may be contracted from time to time. CDGC believes that its existing facilities and equipment are well maintained and in good condition, and are sufficient to meet its needs for the foreseeable future.

Employees

CDGC had 105 full-time employees as of June 30, 2012 and had 106, 81 and 70 full-time employees as of December 31, 2011, 2010, and 2009, respectively. However, as of June 30, 2012, CDGC utilized 376 people in its day-to-day operations, of which 105 persons were directly employed by CDGC, 228 persons were hired by owners of CDGC’s leased vessels and 43 persons were supplied by a labor service company.

Approximately 28 crew members are staffed on each dredger, with one captain, three vice captains, four engineers, nine machinists, ten sailors and one cook. CDGC’s policy is to appoint employees (as opposed to outsourced staff) to important positions in CDGC’s three company-owned dredgers, such as captain and chief engineer. CDGC believes this enables it to build an effective personnel training system and establish a professional team.

CDGC generally signs engagement contracts of five years with its employees working on its vessels. These agreements are at competitive salaries and generally provide for social and medical insurance. CDGC believes that the use of long-term employment contracts helps to maintain a stable work force. In accordance with applicable PRC regulations, the insurance encompasses pension contributions and medical, unemployment, maternity and personal injury insurance. The amount of contributions is based on the specified percentages of a particular employee’s aggregate salary as provided for by relevant PRC law.

The crew for CDGC’s leased dredgers are hired by the dredger owners and the labor costs are included in the vessel lease contracts. As of June 30, 2012, a total of 228 crew members worked on the leased dredgers. Welfare and benefit payments for the crew are paid by the lessors. The labor supply contracts for the leased dredgers coincide with the termination of the respective boat leases. CDGC pays a fixed quarterly payment to each lessor, as shown in the table below.

Dredger	Quarterly Payment	Expiration Time
Hengshengjun #88	$142,482	January 9, 2016
Xiechang #18	151,980	June 24, 2013
Liya #10	147,231	June 14, 2013
Honglinjun #19	166,229	April 26, 2014
Hengshunda #1	71,241	June 29, 2013
Hengshunda #10 (formerly known as Liya #2)	71,241	June 29, 2013
TOTAL	$750,404

CDGC also outsources labor from one labor supply company to meet its changing requirements for personnel. As of June 30, 2012, 43 crew members were outsourced under three agreements for CDGC’s dredgers, for which the total monthly payments were approximately $37,000 during 2011. Welfare and benefit payments for such personnel are covered by the company supplying the laborers.

CDGC has not experienced any significant labor disputes and CDGC believes that it maintains satisfactory relationships with its employees. CDGC invests in continuing education and training programs for staff with a view to constantly upgrading their skills and knowledge. Individual employment contracts with employees to cover matters such as wages, employee benefits, training programs, safety and sanitary conditions in the workplace, confidentiality of CDGC’s proprietary information and grounds for termination.

Legal Proceedings

Fujian Service was sued in four related lawsuits brought by several individuals in Wenzhou, China, in May 2010. The lawsuits related to a traffic accident that allegedly caused the deaths of two people and injuries to two other people. The plaintiffs alleged that a truck was hired for the Lingkun Construction Project, and that the owner, the general contractor and Fujian Service as the subcontractor of the Lingkun Construction Project, all of whom were named as co-defendants in these lawsuits, were responsible for the damages. The plaintiffs claimed total damages of approximately $0.6 million. The court in the first instance for these four lawsuits held in 2011 that Fujian Service was not responsible for any of the claims by the plaintiffs. Such court decisions are legally effective as they were not appealed. From time to time, CDGC may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm CDGC’s business.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of CDGC’s financial condition and results of operations in conjunction should be read in conjunction with CDGC’s financial statements and the related notes included elsewhere in this proxy statement. The following discussion and analysis contains forward-looking statements that involve risks and uncertainties. CDGC’s actual results and the timing of selected events could differ materially from those anticipated, believed, estimated or otherwise indicated. See “Forward-Looking Statements.” Factors that could cause or contribute to these differences include those discussed below and elsewhere in this proxy statement, particularly in “Risk Factors.” Unless otherwise indicated, all results are in US$, are derived from CDGC’s consolidated financial statements included in this proxy statement, and reflect rounding for clarity of presentation. CDGC’s financial results include those of Fujian Service for all periods presented and CDGC’s other subsidiaries and variable interest entities from the various dates of their incorporation in 2010.

Company Overview

CDGC provides specialized dredging services exclusively to the Chinese marine infrastructure market. CDGC conducts its operations through its PRC subsidiary, Fujian Service, which began operating dredging vessels following its inception in January 2008. CDGC acquired total control and a 100% ownership interest in Fujian Service in June 2010 through subsidiary holding companies formed in Hong Kong, China Dredging HK, and the PRC, Fujian WangGang. As further described under the heading “CDGC Corporate Structure,” the acquisition of Fujian Service was effected 50% through a direct investment commitment and 50% through a series of contractual arrangements referred to as the VIE Agreements. The VIE Agreements:

•	transferred to Fujian WangGang voting and operational control of the 50% of Fujian Service that it does not directly own;

•	conveyed to Fujian WangGang all profits and cash flows derived from the operations of Fujian Service; and

•	granted Fujian WangGang the right to acquire all of the interests in Fujian Service that it does not directly own for no additional consideration, after giving effect to capital contribution agreements by certain of the parties.

In the short period since the acquisition of Fujian Service, CDGC has not experienced or become aware of any issues related to the VIE Agreements or their implementation. However, the control of Fujian Service through such contractual arrangements, rather than direct ownership, does pose certain risks that could, among other things, adversely affect CDGC’s operations and profitability, limit or preclude Fujian WangGang or its parent companies from deriving cash flow from operations or paying dividends, increase CDGC’s taxes and trigger regulatory or legal action that could cause CDGC to modify its corporate structure. Please see “Risk Factors — Risks Relating to Doing Business in the PRC.”

The acquisition of Wonder Dredging and Fujian Service as VIE subsidiaries on June 29, 2010 was deemed to be a combination of entities under common control. Consequently, these financial statements have been prepared as if the entities in the group had always been consolidated. The financial statements are principally those of Fujian Service with the other group members included from their various dates of incorporation in 2010. The financial statements reflect the capital structure CDGC adopted.

Management determined that the VIE Agreements constituted a combination of entities under common control. CDGC’s Chief Executive Officer, Mr. Xinrong Zhuo, controlled CDGC and its subsidiary Fujian WangGang as the 90% owner when CDGC was formed, and he was then diluted to 88.27% after new shareholders acquired CDGC’s ordinary shares in May 2010. Mr. Zhuo also had the right to make all executive and management decisions for Wonder Dredging and its subsidiary Fujian Service through an agreement with the legal owners, his brother-in-law and father, that predated the formation of Fujian Service. Under the agreement, Mr. Qing Lin and Mr. Panxing Zhuo, who hold 100% equity interests in Wonder Dredging collectively and own 50% equity interests in Fujian Service indirectly, hold those interests as representatives of the family.

Although CDGC’s services entail dredging site surveys, project planning, engineering, and project management, these activities are all performed in support of the operations of CDGC’s dredging vessels. The number, type and capacity of those vessels determine the maximum level and scope of CDGC’s operations. Fujian Service began operations with a single dredger and acquired four more dredgers during 2008 by purchase or lease. In June 2010, CDGC leased and deployed four additional dredgers, sometimes referred to herein as the 2010 leases, bringing CDGC’s total fleet to nine. In January 2011, CDGC acquired one of the dredging vessels originally leased in 2008. From April to November 2011, CDGC entered into leases for three non-self-propelling cutter suction dredgers, one trailer suction hopper dredger and two grab dredgers, and terminated two lease agreements for one non-self-propelling cutter suction dredger and one trailer suction hopper dredger, respectively, bringing CDGC’s total fleet to thirteen. In July 2012, CDGC did not renew two dredger lease agreements when the contracts expired, and it terminated another dredger lease. CDGC determined that the three dredgers were not suitable for its upcoming projects, which it intends to complete with its remaining fleet. As of July 31, 2012, CDGC had ten dredgers and its dredging capacity have permitted CDGC to commensurately increase the volume of dredging that CDGC has performed. Contract value in CDGC’s industry is generally directly related to the quantity of material dredged, typically expressed in terms of cubic meters. Pricing for each cubic meter, or unit, dredged can vary with project conditions and complexity, the distance that dredged material must be moved after it is excavated, and other factors.

CDGC owns and operates four non-self-propelling cutter-suction dredgers with capacity ranging from 2,000 to 3,500 cubic meters per hour. CDGC also leases and operates two non-self-propelling cutter-suction dredgers with capacity ranging from 2,500 to 3,800 cubic meters per hour, two trailer suction-hopper dredgers with capacities ranging from 3,500 to 6,500 cubic meters per hour, and two grab dredgers with capacities of 350 cubic meters per hour. This range of vessel types and sizes gives CDGC the flexibility to bid on different types of projects and, CDGC believes, additional opportunities to increase its profit margins. Notwithstanding CDGC’s diverse fleet and capability to handle various project types, CDGC’s business has tended to focus increasingly on reclamation projects. For the years ended December 31, 2011 and 2010, reclamation dredging projects represented approximately 60.0% and 72.8% of CDGC’s total revenues, respectively. For the six months ended June 30, 2012, reclamation dredging projects represented approximately 68.4% of CDGC’s total revenues. CDGC believes that its high concentration of reclamation projects will continue because its fleet is well suited to handle reclamation work and CDGC expects the growth of such projects in the PRC to continue to outpace capital or maintenance dredging. Nevertheless, shifts in CDGC’s service mix are not likely to significantly impact future profitability because, in CDGC’s experience, CDGC has achieved similar operating margins across categories of dredging projects.

Because CDGC’s fleet has been utilized at or near what CDGC believes to be full capacity since early in 2008 and CDGC perceives opportunities to be awarded future business in excess of its current capacity, CDGC is seeking to further expand its fleet. To this end, CDGC is exploring options for acquiring and leasing at least two additional dredgers that can be integrated into its operations during each of 2012 and 2013. However, CDGC’s experience is that there is a limited availability of high-quality dredgers in the PRC. Therefore, there is considerable uncertainty about whether or when CDGC will be able to obtain additional dredgers and whether such acquisitions can be made in a cost-effective manner. If CDGC is unable to expand its capacity through the addition of new dredgers, CDGC’s revenue growth will be constrained. If CDGC is able to obtain additional dredgers, CDGC will likely be required to expend capital in excess of its cash on hand or cash generated from operations. However, CDGC is presently unable to quantify such amounts.

Dredging projects awarded in the PRC are highly concentrated among a small number of general contractors, some of whom share a common parent company. Accordingly, as a sub-contractor, CDGC’s customer concentration is high and CDGC has little ability to negotiate differentiated terms for contracts comprising the substantial majority of its revenue. To balance this, CDGC is striving to diversify its customer base to the extent practicable, but the opportunities to do so are limited. In 2010, three customers shared a common control parent and represented, in the aggregate, 67.5% of CDGC’s revenue. In 2011, four customers shared a common control parent and represented approximately 60.8% of CDGC’s revenue. In the six months ended June 30, 2012, five customers shared a common control parent and represented approximately 58.7% of CDGC’s revenue. CDGC’s concentration of revenue with CDGC’s largest customer, with aggregating revenues from customers sharing a common control parent, was 20.6% in the six months ended June 30, 2012, 33.5% in 2011 and 36.4% in 2010. CDGC expects its total revenues to remain heavily concentrated among a small group of customers for the foreseeable future.

Factors and Trends Affecting CDGC’s Results of Operations

CDGC believes that the following primary factors affect its revenues and operating margins:

•	Governmental policies and availability of sub-contract opportunities. CDGC opportunities to bid on dredging subcontracts depends significantly upon the PRC government’s public spending on port and navigable waterway projects and for land reclamation. The nature, extent and timing of these projects, however, is affected by the interplay of a variety of factors, including the PRC government’s spending commitments to improve and maintain marine transportation infrastructure industry and the general conditions and prospects of the PRC economy. The pattern of PRC government spending and economic activity has been robust and growing since the inception of Fujian Service and CDGC expects this trend to continue for the foreseeable future, with the result that CDGC believes the demand for dredging exceeds the immediate industry capacity and will continue to do so for the foreseeable future. These constrained conditions permit dredging contractors, and sub-contractors such as CDGC, to keep their fleet utilization at high levels and give them a limited degree of positive pricing power. CDGC expects this favorable dynamic to continue, and it is the basis of and is evidenced by the positive trend of unit prices that CDGC has experienced since 2008. The intent expressed in the long-term cooperation agreements executed by China Communications (through two subsidiaries) to grow their business with CDGC at rates of 20% per annum or more through 2014 is a further indication of the favorable nature of current market conditions.

•	CDGC dredging fleet capacity to undertake contracts. Since inception, CDGC has had more dredging work contracted than CDGC could immediately perform. CDGC owns or leases two trailer suction hopper dredgers, six non-self-propelling cutter suction dredgers, and two grab dredgers, and CDGC has entered into agreements to purchase two new non-self-propelling cutter suction dredgers. Notwithstanding CDGC’s current backlog, future revenue growth largely depends on the addition of new vessels to CDGC’s fleet.

•	CDGC ability to manage its costs under fixed-price contracts. Substantially all of CDGC’s revenue-generating contracts are fixed-price contracts under which CDGC is paid a specified price for CDGC’s performance of the entire contract. Fixed-price contracts carry inherent risks, including risks of losses from underestimating costs of materials, operational difficulties and other changes that may occur during the contract period. As a result, CDGC’s can only realize profits on these contracts if CDGC successfully estimates project costs and avoid cost overruns. To limit CDGC’s exposures to fixed contract prices, CDGC strives to keep contract durations short (less than one year) and CDGC endeavors to rigorously manage each individual project. Short contract periods also limit CDGC’s exposure to uncertainties in determining final contract values.

•	Provision of key supplies and operational support by customers. By contract CDGC’s customers generally provide key operating supplies (most notably fuel) and support services (such as supply ships and tug services for repositioning non-self-propelling dredgers) for CDGC’s operations. CDGC’s believe these arrangements are typical of dredging subcontractors in the PRC, but may not reflect the standard market practice of dredging service companies operating outside of the PRC. Consequently, it may be difficult to compare CDGC’s results of operations with dredging service companies operating elsewhere or which do not enjoy similar arrangements. In CDGC’s experience, the availability of customer-provided supplies and services has lowered CDGC’s revenues, capital and working capital requirements, and reported costs relative to operations without customer-provided supplies and services. CDGC believes that such arrangements have also materially lowered CDGC’s exposure under fixed-price contracts as CDGC does not bear the risk of fluctuations in price or errors in estimating the costs of such items. The historical pattern of customer-provided supplies and support may not continue into the future, though each contract included in CDGC’s backlog provides for such arrangements.

•	CDGC’s ability to operate its dredgers at or above nameplate rates and at high levels of utilization. CDGC strives to keep CDGC’s dredgers in operation 24 hours per day, 7 days per week, the theoretical maximum, and to reduce downtime for maintenance and redeployment to new dredging sites. However, as a practical matter, CDGC believes that sustaining dredger operations in the range of 50 – 60% of the theoretical maximum constitutes full utilization of CDGC’s dredger capacity, which CDGC estimates it has achieved since the inception of Fujian Service in 2008. In general, CDGC accomplishes full utilization by concentrating its business on projects clustered in a single region or geographic area and deploying multiple dredgers to such areas. As a result, CDGC works in fewer locations and on fewer individual projects than the number of dredgers in CDGC’s fleet, thereby ensuring prompt provisioning of spare parts and reduced downtime for vessel repositioning. In addition, CDGC strives to operate and maintain CDGC’s dredgers and related capital equipment so that they achieve or exceed the manufacturers’ performance specifications. CDGC’s success in implementing these operating strategies directly affects CDGC’s effective capacity, dredging volumes and revenues. These strategies also allow CDGC to reduce unit costs and increase operating margins by spreading fixed costs over a large revenue base.

•	The increased significance of lease expense in CDGC’s operating costs. In 2009, CDGC owned three dredgers and leased two dredgers. CDGC’s number of leased dredgers increased to six in June 2010. The additional leases increased the percentage of leased vessels from 40% in 2009 to more than 60% after June 2010. In January 2011, that percentage declined to 56% after CDGC purchased one of its previously-leased dredgers. Subsequent leases of four dredgers (net of two lease terminations) have increased CDGC’s percentage of leased vessels to approximately 69%. The increased percentage of lease expense in CDGC’s operating costs has the effect of lowering its reported margins because lease costs tend to be higher than the depreciation CDGC reports on vessels it owns. This change in the mix of CDGC’s vessel ownership should be considered when making direct comparisons of expenses and margins for current and historical periods.

Segment and Business Cycle Information

Since the inception of Fujian Service, the only line of business CDGC has operated is sub-contract dredging and CDGC has operated only in the PRC. Accordingly, no geographic or segment information is presented. Based on the contracts CDGC has performed and those reflected in CDGC’s backlog, CDGC believes that its operations and business cycle are not strongly seasonal or subject to major fluctuations over time. However, CDGC’s ability to operate is influenced by weather. CDGC tends to achieve lower fleet utilization in the winter for CDGC’s vessels working in areas subject to freezing conditions and CDGC generally loses several days of operations in southern regions during monsoon season because CDGC cannot operate during severe storms or when wave or wind conditions are extreme.

CDGC’s largest customers are state-owned enterprises and they often, but do not always, structure sub-contracts to conclude at, or shortly prior to, the end of their own fiscal years, which coincide with CDGC’s own fiscal year ending December 31. As a result, CDGC tends to have a higher amount of carryover project work at fiscal-year end than at other times. In addition, CDGC’s costs and estimated earnings in excess of billings, CDGC’s project receivables, and its inventories tend to be higher at CDGC’s fiscal year end than at the end of other periods.

Results of operations

Six Months Ended June 30, 2012 Compared with the Six Months Ended June 30, 2011

The following table presents CDGC’s operating results for the six months ended June 30, 2012 compared to the six months ended June 30, 2011.

	For the Six Months Ended June 30,						Percent
	2012		2011		Increase /(Decrease)	Percent Change	Change in RMB
Contract revenue	$119,094,081	100.0%	$107,355,835	100.0%	$11,738,246	10.9%	7.4%
Cost of contract revenue	(55,595,229)	(46.7)%	(45,986,853)	(42.8)%	9,608,376	20.9%	17.0%
Gross profit	63,498,852	53.3%	61,368,982	57.2%	2,129,870	3.5%	0.2%
General and administrative expenses	(4,652,813)	(3.9)%	(4,151,924)	(3.9)%	500,889	12.1%	8.5%
Income from operations	58,846,039	49.4%	57,217,058	53.3%	1,628,981	2.8%	(0.4)%
Other income (expense)	(589,468)	(0.5)%	7,144,279	6.7%	7,733,747	108.3%	(108.0)%
Income before income taxes	58,256,571	48.9%	64,361,337	60.0%	(6,104,766)	(9.5)%	(12.3)%
Income tax expense	(14,863,836)	(12.5)%	(14,426,371)	(13.4)%	437,465	3.0%	(0.3)%
Net income	$43,392,735	36.4%	$49,934,966	46.5%	$(6,542,231)	(13.1)%	(15.8)%

Effect of Exchange Rates

Substantially all of CDGC’s operations are conducted in the PRC and RMB which is CDGC’s functional currency. The average exchange rate used in translating the results of operations and cash flows for the six months ended June 30, 2012 and 2011 was 6.3166 and 6.5256, respectively, which represented a 3.2% increase from 2011 to 2012 in the value of the RMB against the U.S. dollar.

Revenue

Contract revenue increased by $11.7 million, or 10.9% (7.4% without foreign exchange effect), to $119.1 million in the six months ended June 30, 2012, compared to $107.4 million in the same period of 2011. The increase primarily reflects the increase of CDGC’s dredging volume and unit construction price. The projects CDGC performed varied in size and span of time. Accordingly, CDGC measures its business volume by cubic meters CDGC dredged rather than by numbers of projects CDGC performed in a specific period. Applying the metric to CDGC’s contract revenue allows CDGC to track trends in unit construction price per cubic meter dredged. The unit construction price for each contract varies and reflects the negotiated price with the contractor for each specific project, depending on the nature of sediments in the river bed, difficulties in the dredging, and other factors specific to the project. With six leased dredgers joining the fleet in 2011, CDGC were able to deliver larger business volume and execute more projects with various field conditions. CDGC completed 65.2 million cubic meters of dredging volume in the six months ended June 30, 2012 as compared to 60.4 million cubic meters in the same period of 2011, a 8.0% increase in dredging volume. In addition, the unit construction price per cubic meter increased by $0.05, or 2.8% (-0.6% without foreign exchange effect), to $1.83 in the six months ended June 30, 2012 from $1.78 in the same period of 2011 due to market conditions.

Cost of Revenue

Cost of revenue increased by $9.6 million, or 20.9% (17.0% without foreign exchange effect), from $46.0 million in the six months ended June 30, 2011 to $55.6 million in the same period of 2012, primarily due to CDGC’s increased revenue. Unit construction cost per cubic meter is $0.85 and $0.76 in the six months end June 30, 2012 and 2011, respectively. Unit construction cost is the metric CDGC uses to measure its direct cost per cubic meter dredged. The unit construction cost is dependent on the combination of prices of consumable parts, wages, leasing fees, crew hire charge and depreciation.

	For the Six Months Ended June 30,
	2012			2011
	Amount	Average Unit Cost (per Cubic Meter)	Percentage of Revenue	Amount	Average Unit Cost (per Cubic Meter)	Percentage of Revenue
Wages	$700,541	$0.01	0.6%	$682,323	$0.01	0.6%
Leasing fees	9,162,524	0.14	7.7%	6,869,470	0.11	6.4%
Crew hire charge	2,705,348	0.04	2.3%	1,870,024	0.03	1.7%
Consumable parts	39,343,578	0.60	33.0%	33,055,861	0.55	30.8%
Depreciation	3,683,238	0.06	3.1%	3,509,175	0.06	3.3%
Cost of contract revenue	$55,595,229	$0.85	46.7%	$45,986,853	$0.76	42.8%

The cost of consumable parts increased from $33.1 million in the six months ended June 30, 2011 to $39.3 million in the same period of 2012, while the percentage to revenue increased from 30.8% to 33.0%, due to rises in prices and the growth of use. This increase resulted in the increase of average unit construction cost of $0.05. Leasing fees increased by $2.3 million, primarily due to CDGC’s six leased vessels being put into operation in 2011 (one in April 2011, two in June 2011, two in July 2011 and one in October 2011), accounting for 7.7% of CDGC’s revenue in the six months ended June 30, 2012 as compared to 6.4% in the same period of 2011. This increase resulted in the increase of average unit construction cost of $0.03. The crew hire charge associated with leased vessels increased by $0.8 million in the six months ended June 30, 2012 compared to the same period of 2011, also due to the addition to CDGC’s new leased vessels. The increase in crew hire charge did not significantly impact CDGC’s unit construction cost. The amount of wages and depreciation remained relatively flat in the six months ended June 30, 2012 compared to the same period of 2011. Wages accounted for 0.6% and 0.6% of CDGC’s revenue in the six months ended June 30, 2012 and 2011, respectively. Depreciation accounted for 3.1% and 3.3% of CDGC’s revenue in the six months ended June 30, 2012 and 2011, respectively. The decrease of depreciation in percentage of revenue was due to the increase in leased vessels.

Gross Profit

Gross profit increased by $2.1 million, or 3.5% (0.2% without foreign exchange effect), to $63.5 million in the six months ended June 30, 2012, compared to $61.4 million in the same period of 2011. Since CDGC’s average unit construction price in the six months ended June 30, 2012 increased by 2.8% (-0.6% without foreign exchange effect) compared to the same period of 2011 while CDGC’s average unit construction cost in the six months ended June 30, 2012 increased by 11.8% (8.2% without foreign exchange effect) compared to the same period of 2011, CDGC’s gross profit margin decreased from 57.2% to 53.3%, or a 3.9% percentage decrease.

General and Administrative Expenses

General and administrative expenses are comprised of revenue taxes and fees, salaries and benefits, business insurance and other daily expenses. Revenue taxes and fees include primarily business tax, city maintenance and educational fees. Salaries and benefits include salaries and allowances, staff welfare for education, staff social welfare insurance and health insurance. Other expenses include depreciation of office equipment, rent, travel and others. The following table sets forth certain information regarding the main components of CDGC’s general and administrative expenses for the years indicated:

	For the Six Months Ended June 30,
	2012			2011
	Amount	% of Total G&A	% of Total Revenue	Amount	% of Total G&A	% of Total Revenue
Revenue tax expenses*	$4,123,804	88.6%	3.4%	$3,512,532	84.6%	3.3%
Salary and benefits	192,380	4.1%	0.2%	223,124	5.4%	0.2%
Operating insurance	150,865	3.3%	0.1%	100,471	2.4%	0.1%
Other expenses	91,083	2.0%	0.1%	176,217	4.2%	0.2%
Financing and restructuring expenses	94,681	2.0%	0.1%	139,580	3.4%	0.1%
Total G&A	$4,652,813	100.0%	3.9%	$4,151,924	100.0%	3.9%

*	In the PRC, provincial and local governments levy certain taxes based on revenue and CDGC records this tax expense as a general and administrative expense.

General and administrative expenses increased from $4.2 million, or 3.9% of revenues in the six months ended June 30, 2011, to $4.7 million, or 3.9% of revenues in the same period of 2012. The increase in general and administrative expenses were primarily attributable to an increase in revenue taxes of $0.6 million. For the services CDGC provides, business tax should be paid as 3% of revenue and does not fluctuate in a consistent manner with contract revenue. CDGC had an aggregate of $0.9 million of non-recurring restructuring expenses in the six months ended June 30, 2012, which mainly reflect auditor and legal fees relating to the pre-IPO.

Operating Income

As a result of the foregoing, CDGC’s operating income increased by $1.6 million, or 2.8% (-0.4% without foreign exchange effect), to $58.8 million in the six months ended June 30, 2012, from $57.2 million in the same period of 2011.

Income Tax

Income tax expense increased by $0.4 million, or 3.0% (-0.3% without foreign exchange effect), from $14.4 million in the six months ended June 30, 2011 to $14.9 million in the same period of 2012, primarily due to the decrease in CDGC’s taxable income.  The applicable income tax rate was 25%, which was effective on January 1, 2008 in the PRC.

Net Income

As a result of the foregoing, CDGC’s net income decreased by $6.5 million, or 13.1% (-15.8% without foreign exchange effect), to $43.4 million, compared to $50.0 million in the six months ended June 30, 2011.

Liquidity and Capital Resources

As of June 30, 2012, CDGC had cash of $158.4 million, an increase of $46.0 million from December 31, 2011. CDGC’s current assets totaled $204.9 million as of June 30, 2012 while its current liabilities totaled $23.4 million. CDGC has financed its activities to date primarily through cash generated from operating activities and private placements of CDGC’s securities.  Between October 2010 to December 2010, CDGC completed multiple closings of CDGC’s 2010 Private Placement and received net proceeds of approximately $46.4 million, which substantially increased CDGC’s cash balance and strengthened its liquidity position.  CDGC believes that its available working capital will be sufficient to maintain CDGC’s operations at the current level for at least the next 12 months.

As part of CDGC’s efforts to expand its dredging capacity, CDGC is continuing to actively explore opportunities to expand its fleet.  CDGC’s capital expenditures have historically related to the acquisition of dredgers.  As of December 31, 2011 and 2010, CDGC had acquired dredgers for $71.9 million and $54.2 million, respectively.  As of December 31, 2011 and 2010, CDGC had capital commitments of $50.0 million and $29.1 million, respectively, payable until May 2013 for the acquisition of two new dredgers.  In January 2011, CDGC acquired a non-self-propelling cutter suction dredger that CDGC had previously leased for a purchase price of $13.6 million.  The aggregate rental deposit of $5.2 million CDGC had previously paid was deducted from the vessel purchase price when CDGC acquired the vessel, and CDGC paid the balance of $8.4 million with a portion of the proceeds from CDGC’s 2010 Private Placement.  $7.3 million of this balance had been paid as a deposit prior to December 31, 2010 and had already been removed from cash and current assets.  Only the remaining $1.1 million had to be paid from existing balances.  In May 2011, CDGC entered into an agreement to have a new non-self-propelling cutter suction dredger with dredging capacity of 3,800 cubic meters per hour for approximately $41.0 million (RMB260 million).  CDGC paid approximately $20.5 million of this construction price with proceeds from CDGC’s 2010 Private Placement and cash generated from operations.  The remaining $20.5 million is payable in three months upon construction milestones, which CDGC expects will be achieved by December 2012, with approximately $0.1 million withheld as quality earnest money to be paid after a one-year warranty period.

CDGC intends to use the remaining proceeds from CDGC’s 2010 Private Placement to finance its plan to further expand CDGC’s fleet.  In the event that CDGC is unable to fund CDGC’s planned fleet expansion in a timely manner, CDGC intends to use cash generated from operating activities and to pursue alternative sources of financing, such as loan facilities from financial institutions, to meet CDGC’s cash needs in relation to the expansion plan.  Other than any cash CDGC may access in connection with the merger, CDGC has no arrangements in place for such alternative sources of financing, which may not be available to CDGC on reasonable terms, if at all.

The following table presents a comparison of CDGC’s cash flows and beginning and ending cash balances during the six months ended June 30, 2012 and 2011.  The amounts in the three categories of cash flows do not equal to the total changes for the periods because of exchange rate effects:

	For the Six Months Ended June 30,
	2012	2011
Cash flows provided by operating activities	$47,296,699	$42,457,539
Cash flows used in investing activities	-	(28,237,572)
Cash flows provided by/(used in) financing activities	1,006	(983,702)
Net increase in cash	47,297,705	13,236,265
Cash at beginning of period	112,409,544	88,532,472
Cash at end of period	$158,421,471	$103,626,928

Under CDGC’s current corporate structure, Fujian WangGang is obligated to pay Fujian Service a management fee of RMB1 million and in return is entitled to 100% of the net profits (i.e., after all taxes and expenses) of Fujian Service determined under PRC accounting rules.

CDGC or its subsidiaries will be providing capital to Fujian Service with proceeds from CDGC’s equity transactions.  CDGC may decide to provide some or all of this capital in the form of intercompany loans.

In the future, cash generated by Fujian Service will be moved to the other companies by a combination of the repayment of intercompany loans owed to CDGC or other subsidiaries, or by payment to Fujian WangGang of all or part of the 100% of net profits (i.e., after all taxes and other expenses) of Fujian Service determined under PRC accounting rules to which Fujian WangGang is entitled under the Contracted Management Agreement.  Under PRC laws and regulations, Fujian Service is also required to set aside each year 10% of its net profits, based on PRC accounting standards, in order to fund a statutory surplus reserve until the accumulated amount of such reserve reaches 50% of its registered capital.  This reserve is not distributable as dividends except in the event of liquidation of Fujian Service. Consequently, distribution of the net profits to which Fujian WangGang is entitled are subject to the 10% PRC statutory surplus reserve requirements each year, which must remain invested in Fujian Service indefinitely unless Fujian Service is liquidated.

When Fujian WangGang receives profit distributions and proceeds from the repayment of loans to Fujian Service, Fujian WangGang can make intercompany loans to other group members within the PRC or declare and pay dividends to China Dredging HK.  Similarly, China Dredging HK can make loans to other group members or declare and pay dividends to CDGC.

CDGC intends to retain most, if not all, of CDGC’s available funds and earnings to fund the development and growth of CDGC’s business. As a result, CDGC does not expect to pay any cash dividends in the foreseeable future. CDGC has never declared or paid any cash dividends on its ordinary shares or preferred shares. CDGC’s board of directors has significant discretion as to whether to distribute dividends. Even if CDGC’s board of directors decides to declare and pay dividends, the timing, amount and form of future dividends, if any, will depend on, among other things, CDGC’s future results of operations and cash flow, CDGC’s capital requirements and surplus, the amount of distributions, if any, received by CDGC from its subsidiaries, CDGC’s financial position, contractual restrictions, BVI and PRC laws, and other factors deemed relevant by CDGC’s board of directors.

Cash Flow Provided by Operating Activities

The following table sets forth information regarding CDGC’s cash provided by operating activities for the periods indicated:

	For the Six Months Ended June 30,
	2012	2011
Net income	$43,392,735	$49,934,966
Adjustments to reconcile net income to net cash provided by operating activities
Add: depreciation expense	3,683,983	3,509,896
Gain on obligation under "Make-Good Escrow"	-	(12,433,807)
Loss on derivative	921,677	5,484,583
Changes in operating assets and liabilities:
Accounts receivable	3,309,205	(3,858,493)
Cost and estimated earnings in excess of billings on contracts in progress	(5,749,657)	(6,539,230)
Other receivables	(291)	(1,090)
Prepaid expenses	4,749,940	-
Inventories	(1,352,935)	(292,991)
Accounts payable	-	1,902,762
Income taxes payable	(712,176)	2,646,634
Accrued liabilities and other payables	(945,782)	2,104,309
Net cash provided by operating activities	$47,296,699	$42,457,539

CDGC’s net cash provided by operating activities was $47.3 million in the six months ended June 30, 2012 (the six months ended June 30, 2011: $42.5 million).  The net cash provided from operating activities in the six months ended June 30, 2012 was provided primarily by net income of $43.4 million (the six months ended June 30, 2011: $49.9 million).  Adjustments for non-cash charges from depreciation expense were $3.7 million (the six months ended June 30, 2011: $3.5 million).  CDGC records depreciation on a straight-line basis. Other adjustments for non-cash gain or charges were gain on obligation under Make-Good Escrow was nil (the six months ended June 30, 2011: $12.4 million) and loss on derivative in the amount of $0.9 million (in the six months ended June 30, 2011: $5.5 million). The gain on obligation under Make-Good Escrow relates to CDGC’s meeting earnings targets resulting in release of the contingent liability and a resulting gain. The loss on derivative relates to the fair value adjustment to the embedded derivatives of CDGC’s preferred shares issued in CDGC’s 2010 Private Placement.

Net income after non-cash gains or charges equaled $48.0 million (the six months ended June 30, 2011: $46.5 million).

In the six months ended June 30, 2012, CDGC collected $157.4 million (the six months ended June 30, 2011: $83.7 million from customers even though revenue was $119.1 million (the six months ended June 30, 2011: $107.4 million).  This primarily reflected a decrease in accounts receivable of $3.3 million (the six months ended June 30, 2011: increase of $3.9 million), primarily due to the completion and final settlement of several projects immediately prior to the period-end date.  This also reflected an increase in cost and estimated earnings in excess of billings on contracts in progress of $5.7 million (the six months ended June 30, 2011: $6.5 million).

In the six months ended June 30, 2012, CDGC paid $15.6 million (the six months ended June 30, 2011: $11.8 million) in income tax while CDGC’s income tax expense was $14.9 million (the six months ended June 30, 2011: $14.4 million).  This primarily reflected an increase of $0.7 million (the six months ended June 30, 2011: decrease of $2.6 million) in income taxes payable. Since CDGC’s income tax expense increased in 2011 compared to 2010, CDGC did not have to settle a portion of the increase until after period end.

Cash Flow Used in Investing Activities

	For the Six Months Ended June 30,
	2012	2011
Deposits paid for dredgers	$-	$(14,098,320)
Changes in security deposits	-	(12,259,409)
Payment of purchases of property, plant and equipment	-	(1,879,843)
Net cash used in investing activities	$-	$(28,237,572)

In the six months ended June 30, 2012, CDGC did not have investing activities while in the same period of 2011, CDGC paid $14.1 million as a deposit for building of a dredger and a net payment of $12.3 million as security deposits for leasing of additional dredgers. Also in 2011, $1.1 million was used to purchase an addition of dredger, Xinggangjun #9 (paid by cash of $1.1 million and offset by dredger deposit of $12.8 million), and $0.8 million was used to purchase a pump for Xinggangjun #66.

Cash Flow Provided by/(Used in) Financing Activities

	For the Six Months Ended June 30,
	2012	2011
Cash paid for deferred offering expenses	$-	$(983,702)
Advance from a shareholder	1,006	-
Net cash provided by/(used in) financing activities	$1,006	$(983,702)

In the six months ended June 30, 2012, $1,006 was advance from a shareholder.

Off-Balance Sheet Arrangements

CDGC has not entered into any financial guarantees or other commitments to guarantee the payment obligations of any third parties. In addition, CDGC has not entered into any derivative contracts that are indexed to its own shares and classified as shareholder’s equity, or that are not reflected in CDGC’s consolidated financial statements with the exception of CDGC’s major shareholder, Mr. Xinrong Zhuo providing to investors in CDGC’s 2010 Private Placement the contingent right to receive escrow shares. This was done to enable CDGC to sell CDGC’s preferred shares at the price obtained and is accounted for as a contribution of the contingent right to CDGC and as a sale of those rights to the private placement investors for a portion of the proceeds received. Furthermore, CDGC does not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. Moreover, CDGC does not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to CDGC or engages in leasing, hedging or research and development services with CDGC.

Contractual Obligations

The following table sets forth information regarding CDGC’s contractual payment obligations as of June 30, 2012:

	Payments due by period
Contractual Obligations	Total	< 1 year	1 – 3 years	3 – 5 years	> 5 years
Operating lease obligations
- related party transactions	$888,348	$278,388	$609,960	$-	$-
- non-related party transactions	20,362,962	6,719,659	13,643,303	-	-
Purchase obligations (1)
- non-related party transactions	36,471,397	13,796,633	22,674,764	-	-
Capital commitments
- non-related party transactions (2)	49,582,873	16,016,055	33,566,818	-	-
Total	$107,305,580	$36,810,735	$70,494,845	$-	$-

(1) Purchase obligations reflect CDGC’s obligations to purchase consumable parts.

(2) Capital commitments to non-related party transactions reflect the commitment to purchase two new non-self-propelling cutter suction dredgers for $49.6 million.  CDGC previously paid $22.8 million as deposits for the purchase of the dredgers.

Year Ended December 31, 2011 Compared to Year Ended December 31, 2010

The following table presents CDGC’s operating results for the year ended December 31, 2011 compared to the year ended December 31, 2010.

	Year Ended December 31,						Percent
	2011		2010		Increase	Percent Change	Change in RMB
Contract revenue	$226,953,070	100.0%	$131,405,665	100.0%	$95,547,405	72.7%	64.7%
Cost of contract revenue	(98,906,986)	(43.6)%	(58,723,528)	(44.7)%	40,183,458	68.4%	60.7%
Gross profit	128,046,084	56.4%	72,682,137	55.3%	55,363,947	76.2%	68.0%
General and administrative expenses	(9,444,718)	(4.2)%	(7,159,793)	(5.4)%	2,284,925	31.9%	25.8%
Income from operations	118,601,366	52.3%	65,522,344	49.9%	53,079,022	81.0%	72.6%
Other income (expense)	7,897,965	3.5%	(731,668)	(0.6)%	8,629,633	(1,179.4)%	(1113.6)%
Income before income taxes	126,499,331	55.7%	64,790,676	49.3%	61,708,655	95.2%	86.0%
Income tax expense	(30,107,070)	(13.3)%	(16,556,396)	(12.6)%	13,550,674	81.8%	73.4%
Net income	$96,392,261	42.5%	$48,234,280	36.7%	$48,157,981	99.8%	90.3%

Effect of Exchange Rates

Substantially all of CDGC’s operations are conducted in the PRC and RMB which is CDGC’s functional currency. The average exchange rate used in translating the results of operations and cash flows for the years ended December 31, 2011 and 2010 was 6.4475 and 6.7604, respectively, which represented a 4.6% increase from 2010 to 2011 in the value of the RMB against the U.S. dollar.

Revenue

Contract revenue increased by $95.5 million, or 72.7% (64.7% without foreign exchange effect), to $227.0 million in 2011, compared to $131.4 million in 2010. The increase primarily reflects the increase of CDGC’s dredging volume and unit construction price. The projects CDGC performed varied in size and span of time. Accordingly, CDGC measures its business volume by cubic meters it dredged rather than by numbers of projects CDGC performed in a specific period. Applying the metric to CDGC’s contract revenue allows CDGC to track trends in unit construction price per cubic meter dredged. The unit construction price for each contract varies and reflects the negotiated price with the contractor for each specific project, depending on the nature of sediments in the river bed, difficulties in the dredging, and other factors specific to the project. With six leased dredgers joining the fleet in 2011, CDGC was able to deliver larger business volume and execute more projects with various field conditions. CDGC completed 126.6 million cubic meters of dredging volume in 2011 as compared to 78.6 million cubic meters in 2010, a 61.1% increase in dredging volume. In addition, the unit construction price per cubic meter increased by $0.12, or 7.2% (2.2% without foreign exchange effect), to $1.79 in 2011 from $1.67 in 2010 due to increased demand for CDGC’s dredging services and improved market conditions.

Cost of Revenue

Cost of revenue increased by $40.2 million, or 68.4% (60.7% without foreign exchange effect), from $58.7 million in 2010 to $98.9 million in 2011, primarily due to CDGC’s increased revenue. Unit construction cost per cubic meter is $0.78 and $0.74 in 2011 and 2010, respectively. Unit construction cost is the metric CDGC uses to measure its direct cost per cubic meter dredged. The unit construction cost is dependent on the combination of prices of consumable parts, wages, leasing fees, crew hire charge and depreciation.

	For the Years Ended December 31,
	2011			2010
	Amount	Average Unit Cost (per Cubic Meter)	Percentage of Revenue	Amount	Average Unit Cost (per Cubic Meter)	Percentage of Revenue
Wages	$1,384,195	$0.01	0.6%	$885,561	$0.01	0.7%
Leasing fees	15,501,030	0.12	6.9%	7,150,238	0.09	5.4%
Crew hire charge	4,395,906	0.03	1.9%	2,685,442	0.03	2.0%
Consumable parts	70,465,713	0.56	31.0%	42,964,969	0.55	32.7%
Depreciation	7,160,142	0.06	3.2%	5,037,318	0.06	3.8%
Cost of contract revenue	$98,906,986	$0.78	43.6%	$58,723,528	$0.74	44.6%

The cost of consumable parts increased from $43.0 million in 2010 to $70.5 million in 2011, while the percentage to revenue declined from 32.7% to 31.0%, primarily due to improved cost control and operations management. This decrease resulted in the decrease of average unit construction cost of $0.01. Leasing fees increased by $8.4 million, primarily due to CDGC’s six leased vessels being put into operation in 2011, accounting for 6.9% of CDGC’s revenue in 2011 as compared to 5.4% in 2010. This increase resulted in the increase of average unit construction cost of $0.03. The crew hire charge associated with leased vessels increased by $1.7 million in 2011 compared to 2010, also due to the addition to CDGC’s new leased vessels. The increase in crew hire charge did not significantly impact CDGC’s unit construction cost. The amount of wages and depreciation remained relatively flat in 2011 compared to 2010. Wages accounted for 0.6% and 0.7% of CDGC’s revenue in 2011 and 2010, respectively. Depreciation accounted for 3.2% and 3.8% of CDGC’s revenue in 2011 and 2010, respectively. The decrease of wages and depreciation in percentage of revenue was due to the increase in leased vessels.

Gross Profit

Gross profit increased by $55.4 million, or 76.2% (68.0% without foreign exchange effect), to $128.0 million in 2011, compared to $72.7 million in 2010, primarily due to CDGC’s increased revenue. Since CDGC’s average unit construction price in 2011 increased by 7.2% (2.2% without foreign exchange effect) compared to 2010 while CDGC’s average unit construction cost remained substantially the same in these two years, CDGC’s gross profit margin increased from 55.3% to 56.4%, or a 2.0% percentage increase, primarily reflecting the increase of CDGC’s average unit construction price.

General and Administrative Expenses

The following table sets forth certain information regarding the main components of CDGC’s general and administrative expenses for the years indicated:

	For the Years Ended December 31,
	2011			2010
	Amount	% of Total G&A	% of Total Revenue	Amount	% of Total G&A	% of Total Revenue
Revenue tax expenses*	$7,398,387	78.3%	3.3%	$5,111,870	71.4%	3.9%
Salary and benefits	420,999	4.5%	0.2%	239,916	3.3%	0.2%
Operating insurance	205,343	2.2%	0.1%	191,153	2.7%	0.1%
Other expenses	426,225	4.5%	0.2%	312,633	4.4%	0.2%
Financing and restructuring expenses	993,764	10.5%	0.4%	1,304,221	18.2%	1.0%
Total G&A	$9,444,718	100.0%	4.2%	$7,159,793	100.0%	5.4%

*In the PRC, provincial and local governments levy certain taxes based on revenue and CDGC records this tax expense as a general and administrative expense.

General and administrative expenses increased from $7.2 million, or 5.4% of revenues in 2010, to $9.4 million, or 4.2% of revenues in 2011. The increase in general and administrative expenses were primarily attributable to an increase in revenue taxes of $2.3 million. For the services CDGC provides, business tax should be paid as 3% of revenue and does not fluctuate in a consistent manner with contract revenue. The increases in salary and benefits expense and other expenses in 2011 as compared with 2010 ($0.2 million and $0.1 million, respectively) were primarily attributable to maintenance of CDGC and its subsidiaries other than Fujian Service. CDGC had an aggregate of $0.9 million of non-recurring restructuring expenses in 2011, which mainly reflect auditor and legal fees relating to the Merger.

Operating Income

As a result of the foregoing, CDGC’s operating income increased by $53.1 million, or 81.0% (72.6% without foreign exchange effect), to $118.6 million in 2011, from $65.5 million in 2010.

Income Tax

Income tax expense increased by $13.6 million, or 81.8% (73.4% without foreign exchange effect), from $16.6 million in 2010 to $30.1 million in 2011, primarily due to the increase in CDGC’s taxable income.  The applicable income tax rate was 25%, which was effective on January 1, 2008 in the PRC.  Income tax expense increased by a greater percentage than did operating income because of approximately $2.1 million of non-tax deductible expenses incurred in 2011.  These non-deductible expenses consisted primarily of organizational and administrative expenses of CDGC’s BVI company.

Net Income

As a result of the foregoing, CDGC’s net income increased by $48.2 million, or 99.8% (90.3% without foreign exchange effect), to $96.4 million in 2011, compared to $48.2 million in 2010.

Liquidity and Capital Resources

As of December 31, 2011 CDGC had cash of $112.4 million, an increase of $23.9 million from December 31, 2010. CDGC’s current assets totaled $160.3 million as of December 31, 2011 while CDGC’s current liabilities totaled $24.3 million.

The following table presents a comparison of CDGC’s cash flows and beginning and ending cash balances during the year ended December 31, 2011, 2010 and 2009.  The amounts in the three categories of cash flows do not equal to the total changes for the years because of exchange rate effects:

	For the Years Ended December 31,
	2011	2010	2009
	(CDGC)	(CDGC)	(Fujian Service)
Cash flows provided by operating activities	$67,151,092	$51,757,688	$30,952,939
Cash flows used in investing activities	(47,811,882)	(24,965,015)	(2,196,096)
Cash flows provided by/(used in) financing activities	12,408	36,894,673	(6,785,017)
Net increase in cash	19,351,618	63,687,346	21,971,826
Cash at beginning of year	88,532,472	23,343,469	1,362,142
Cash at end of year	$112,409,544	$88,532,472	$23,343,469

Cash Flow Provided by Operating Activities

The following table sets forth information regarding CDGC’s cash provided by operating activities for the years indicated:

	For the Years Ended December 31,
	2011 (CDGC)	2010 (CDGC)	2009 (Fujian Service)
Net income	$96,392,261	$48,234,280	$28,764,598
Adjustments to reconcile net income to net cash provided by operating activities
Add: depreciation expense	7,161,602	5,038,074	4,952,236
Gain on obligation under "Make-Good Escrow"	(14,101,247)	-	-
Loss on derivative	6,762,079	11,298	-
Changes in operating assets and liabilities:
Accounts receivable	(13,231,643)	(12,536,435)	-
Cost and estimated earnings in excess of billings on contracts in progress	(12,820,576)	1,418,098	(2,210,343)
Other receivables	(2,013)	(905)	(311)
Prepaid expenses	(4,653,504)	-	-
Inventories	(1,792,368)	236,039	(429,018)
Accounts payable	(1,027,530)	4,380,904	-
Income taxes payable	3,150,401	2,656,355	(179,402)
Accrued liabilities and other payables	1,313,630	2,319,980	55,179
Net cash provided by operating activities	$67,151,092	$51,757,688	$30,952,939

CDGC’s net cash provided by operating activities was $67.2 million in 2011 (2010: $51.8 million, 2009: $31.0 million).  The net cash provided from operating activities in 2011 was provided primarily by net income of $96.4 million (2010: $48.2 million, 2009: $28.8 million).  Adjustments for non-cash charges from depreciation expense were $7.2 million (2010: $5.0 million, 2009: $5.0 million), mainly reflecting the fact that CDGC added a new dredger in 2011, Xinggangjun #9 (2010 & 2009: nil), the number of CDGC’s owned dredgers was increased to 4 (2010 & 2009: 3).  CDGC records depreciation on a straight-line basis. Other adjustments for non-cash gain or charges were gain on obligation under Make-Good Escrow in the amount of $14.1 million (2010 & 2009: nil) and loss on derivative in the amount of $6.8 million (2010: 0.01 million, 2009: nil). The gain on obligation under Make-Good Escrow relates to CDGC meeting earnings targets resulting in release of the contingent liability and a resulting gain. The loss on derivative relates to the fair value adjustment to the embedded derivatives of CDGC’s preferred shares issued in CDGC’s 2010 Private Placement.

Net income after non-cash gains or charges equaled $96.2 million (2010: $53.3 million, 2009: $33.7 million).

In 2011, CDGC collected $186.8 million (2010: $117.7 million, 2009: $78.1 million) from customers even though revenue was $227.0 million (2010: $131.4 million, 2009: $80.3 million).  This primarily reflected an increase in accounts receivable of $13.2 million (2010: $12.5 million, 2009: nil), primarily due to the completion and final settlement of several projects immediately prior to the year-end date.  This also reflected an increase in cost and estimated earnings in excess of billings on contracts in progress of $12.8 million (2010: decrease of $1.4 million, 2009: increase of $2.2 million).  The reduction in 2010 occurred despite that CDGC’s revenue run rate was higher during 2010 compared to 2009 and was due to variations in the timing of progress payments for contracts in progress and the completion and final settlement of several projects immediately prior to December 31, 2010.

In 2011, CDGC paid $102.1 million (2010: $54.7 million, 2009: $37.3 million) for expenses (net of interest income) other than income taxes even though those expenses totaled $107.8 million (2010: $66.6 million, 2009: $42.0 million).  This primarily reflected the following factors:

•	depreciation of $7.2 million (2010: $5.0 million, 2009: $5.0 million).

•	a decrease in CDGC’s accounts payable of $1.0 million (2010: increase of $4.4 million, 2009: nil). This change was attributable primarily to accruals for the use of consumable parts by CDGC’s dredgers and payables in accordance with the leases. According to the agreements regarding CDGC’s leased dredgers, the lessors would purchase components needed for dredging projects and CDGC would reimburse them.

•	an increase in CDGC’s inventories of $1.8 million (2010: decrease of $0.2 million, 2009: increase of $0.4 million). This increase occurred primarily due to CDGC’s increased need of inventory largely passed on to dredger lessors and accounted for as accounts payable.

•	an increase in accrued liabilities and other payables of $1.3 million (2010: increase of $2.3 million, 2009: increase of $0.1 million). This increase was attributable primarily to the accrual of leasing fees and crew hire charges in 2011. The payment terms of two of the four dredgers leased during June 2010 and new contracts entered in 2011 permit payment of lease fees and crew hire charges in arrears. This differs from the terms of CDGC’s other dredger leases, which require CDGC to pay lease fees and crew hire charges prior to the end of each month or quarterly of operation.

In 2011, CDGC paid $27.0 million (2010: $13.9 million, 2009: $9.8 million) in income tax while CDGC’s income tax expense was $30.1 million (2010: $16.6 million, 2009: $9.6 million).  This primarily reflected an increase of $3.2 million (2010: increase of $2.7 million, 2009: decrease of $0.2 million) in income taxes payable. Since CDGC’s income tax expense increased in 2011 compared to 2010, CDGC did not have to settle a portion of the increase until after year end.

Cash Flow Used in Investing Activities

	For the Years Ended December 31,
	2011 (CDGC)	2010 (CDGC)	2009 (Fujian Service)
Deposits paid for dredgers	$(20,162,854)	$(12,194,972)	$(2,196,096)
Changes in security deposits	(25,746,413)	(12,440,092)	-
Payment of purchases of property, plant and equipment	(1,902,615)	(329,951)	-
Net cash used in investing activities	$(47,811,882)	$(24,965,015)	$(2,196,096)

In 2011, net cash used in investing activities was $47.8 million (2010: $25.0 million, 2009: $2.2 million). In 2011, $20.2 million was paid as a deposit for building of a dredger and a net payment of $25.7 million as security deposits for leasing of additional dredgers ($37.6 million paid for 6 newly leased dredgers and $11.9 million refunded for termination of 2 leased dredgers). Also in 2011, $1.1 million was used to purchase an addition of dredger, Xinggangjun #9 (paid by cash of $1.1 million and offset by dredger deposit of $12.8 million), and $0.8 million was used to purchase a pump for Xinggangjun #66.

In 2010, the $25.0 million paid in 2010 included a $12.2 million deposit for the dredger purchased in January 2011, as discussed above.  An additional $12.4 million was paid for new security deposits on leased dredgers as CDGC leased more dredgers to expand its business.  Another $0.3 million was spent for property, plant and equipment.

CDGC anticipates significant future uses of cash for the acquisition of additional dredgers, as CDGC replaces leased dredgers with CDGC’s own dredgers and CDGC expands CDGC’s operations.  CDGC plan meet these cash needs using CDGC’s cash on hand and cash generated by operations.

Cash Flow Provided by/(Used in) Financing Activities

	For the Years Ended December 31,
	2011 (CDGC)	2010 (CDGC)	2009 (Fujian Service)
Repayment of term loans	-	(21,818,236)	(1,830,080)
Proceeds from term loans	-	11,389,859	3,367,348
Repayment of dredger payable	-	-	(17,838,704)
Proceeds from share issue	-	46,443,286	-
Capital contributions from capital issue to Wonder Dredger/ Fujian Service	-	878,876	9,516,419
Advance from related companies	12,408	888	-
Net cash provided by/(used in) financing activities	$12,408	$36,894,673	$(6,785,017)

In 2011, $12,408 was advance from related companies.

Net cash provided by financing activities increased by $43.7 million to $36.9 million in 2010, from net cash used in financing activities $6.8 million in 2009.  The increase was primarily attributable to an increase in proceeds from the sale of securities in CDGC’s 2010 Private Placement of $46.4 million.  CDGC effectively used $10.4 million of the proceeds, plus amounts to offset new borrowings during the year in anticipation of CDGC’s 2010 Private Placement, to retire all of CDGC’s outstanding loans and debt.  CDGC also received an additional $0.9 million in capital contributions during the year.

With the retirement of debt in 2010, CDGC has no plans to incur new debt.  CDGC may do so in the future if CDGC concludes it is necessary or appropriate in executing CDGC business plan.

Contractual Obligations

The following table sets forth information regarding CDGC’s contractual payment obligations as of December 31, 2011:

	Payments due by period
Contractual Obligations	Total	< 1 year	1 – 3 years	3 – 5 years	> 5 years
Operating lease obligations
- related party transactions	$1,730,414	$1,114,727	$603,170	$12,517	$-
- non-related party transactions	33,024,026	19,252,609	12,444,736	1,326,681	-
Purchase obligations (1)
- non-related party transactions	63,171,180	40,283,499	22,887,681	-	-
Capital commitments
- related party transactions (2)	-	-	-	-	-
- non-related party transactions (3)	50,048,460	24,428,415	25,620,045	-	-
Total	$147,974,080	$85,079,250	$61,555,632	$1,339,198	$-

(1) Purchase obligations reflect CDGC’s obligations to purchase consumable parts.

(2) Capital commitments to related party transactions reflect the commitment to purchase dredger Xinggangjun 9 from Fujian Lutong for $13.6 million.  CDGC paid $12.5 million (including a reclassification of $5.2 million of a lease deposit) to Fujian Lutong as a deposit for the purchase of the dredger in 2010.

(3) Capital commitments to non-related party transactions reflect the commitment to purchase two new non-self-propelling cutter suction dredgers for $50.0 million.  CDGC previously paid $23.0 million as deposits for the purchase of the dredgers.

Recent Accounting Pronouncements

In May 2009, the Financial Accounting Standards Board, or FASB, issued guidance relating to subsequent events.  This guidance establishes principles and requirements for subsequent events.  This guidance defines the period after the balance sheet date during which events or transactions that may occur would be required to be disclosed in a company’s financial statements.  Public entities are required to evaluate subsequent events through the date that financial statements are issued.  This guidance also provides guidelines in evaluating whether or not events or transactions occurring after the balance sheet date should be recognized in the financial statements.  This guidance requires disclosure of the date through which subsequent events have been evaluated.  This guidance is effective for interim and annual periods ending after June 15, 2009.  CDGC adopted this guidance as of December 31, 2009.  The adoption of this guidance did not have a material impact on CDGC’s consolidated financial statements.

In June 2009, the FASB issued the Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, or the ASC.  The ASC codifies and establishes the source of authoritative U.S. GAAP but does not change U.S. GAAP.  The ASC was effective for interim and annual periods ending after September 15, 2009 and did not have an impact on CDGC’s consolidated financial statements.

In December 2009, the FASB issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs.  The amendment requires an entity to qualitatively, rather than quantitatively, assess the determination of the primary beneficiary of a VIE.  This determination should be based on whether the entity has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE.  Other key changes include:  the requirement for an ongoing reconsideration of the primary beneficiary, the criteria for determining whether service provider or decision maker contracts are variable interests, the consideration of kick-out and removal rights in determining whether an entity is a VIE, the types of events that trigger the reassessment of whether an entity is a VIE and the expansion of the disclosures previously required.  CDGC assessed the terms contained in the contractual agreements among Fujian WangGang, Wonder Dredging and Fujian Service and determined that Wonder Dredging and Fujian Service are VIEs and, accordingly, consolidated them in CDGC’s financial statements.  The impact of the adoption of this guidance may be applied retrospectively with a cumulative-effect adjustment to retained earnings as of the beginning of the first year restated, or through a cumulative-effect adjustment on the date of adoption.  The guidance is effective for fiscal years beginning after November 15, 2009, or January 1, 2010 for CDGC.  Early adoption is prohibited.  The adoption of this guidance did not have a material impact on CDGC’s consolidated financial statements.

In January 2010, the FASB issued guidance regarding fair value measurements and disclosures.  The guidance clarifies two prior disclosure requirements and requires two new disclosures as follows:  (1) a “gross” presentation of activities (purchases, sales, and settlements) within the Level 3 roll forward reconciliation, which will replace the “net” presentation format; and (2) detailed disclosures about the transfers in and out of Level 1 and 2 measurements.  This guidance is effective for the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010, and for interim reporting periods thereafter.  CDGC adopted the guidance on January 1, 2010, except for the gross presentation of the Level 3 roll forward information, which CDGC is not required to adopt until January 1, 2011.  The partial adoption of the guidance did not, and CDGC does not anticipate that the adoption of the remaining parts of the guidance will, have a material impact on CDGC’s consolidated financial statements.

In June 2011, the FASB issued guidance regarding comprehensive income. The guidance (1) eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity, (2) requires the consecutive presentation of statement of net income and other comprehensive income, and (3) requires an entity to present reclassification adjustment on the face of the financial statements from other comprehensive income to net income. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The guidance should be applied retrospectively and, for public entities, is effective for fiscal years and interim periods within those years beginning after December 15, 2011, or January 1, 2012 for CDGC. Early adoption is permitted. CDGC does not expect the adoption of this guidance to have a material impact on CDGC’s consolidated financial statements.

Quantitative and Qualitative Disclosures About Market Risk

Foreign Exchange Risk

CDGC’s reporting currency is the U.S. dollar and its operations in the PRC use their local currency as their functional currencies. Transactions in other currencies are recorded in Renminbi at the rates of exchange prevailing when the transactions occur. Monetary assets and liabilities denominated in other currencies are remeasured into Renminbi at rates of exchange in effect at the balance sheet dates. Exchange gains and losses are recorded in CDGC’s statements of income as a component of current period earnings.

SAFE, under the authority of the PBOC, controls the conversion of Renminbi into foreign currencies. The principal regulation governing foreign currency exchange in China is the Foreign Currency Administration Rules (1996), as amended, or the Rules. Under the Rules, once various procedural requirements are met, Renminbi is convertible for current account transactions, including trade and service-related foreign exchange transactions and dividend payments, but not for capital account transactions, including direct investment, loans or investments in securities outside the PRC, without prior approval of the SAFE of the PRC, or its local counterparts.

Since July 2005, the Renminbi is no longer pegged to the U.S. dollar. Although the Renminbi exchange rate versus the U.S. dollar is restricted to a rise or fall of no more than 0.3% per day and the PBOC regularly intervenes in the foreign exchange market to prevent significant short-term fluctuations in the exchange rate, the Renminbi may appreciate or depreciate significantly in value against the U.S. dollar in the medium to long term. Moreover, it is possible that in the future, the PRC authorities may lift restrictions on fluctuations in the Renminbi exchange rate and lessen intervention in the foreign exchange market. As of June 30, 2012, the exchange rate of RMB to $1 was RMB6.3530.

CDGC conducts substantially all of its operations through its PRC operating companies in the PRC, and CDGC earns substantially all of its revenues and incur substantially all of its cost of sales in Renminbi. Therefore, CDGC has substantially no impact on revenue and cost of sales regarding exchange rate fluctuation.  In addition, CDGC does not have any derivative financial instruments on foreign exchange.

Any devaluation of the Renminbi against the U.S. dollar would consequently have an adverse effect on CDGC’s financial performance and asset values when measured in terms of U.S. dollars.  On the other hand, any appreciation of the Renminbi against the U.S. dollar would have a favorable effect on CDGC’s financial performance and asset values when measured in U.S. dollars.  In addition, as of June 30, 2012, CDGC had cash denominated in Renminbi amounting to approximately $0.9 million, and cash denominated in Hong Kong dollars amounting to approximately $0.008 million.  Also, from time to time CDGC may have U.S. dollar denominated borrowings.  Accordingly, a decoupling of the Renminbi may affect CDGC’s financial performance in the future.

CDGC recognized a gain on foreign currency translation adjustment of approximately $10.9 million and $4.2 million, respectively, in the years ended December 31, 2011 and 2010 and a loss on foreign currency translation adjustment of approximately $0.003 million in the year ended December 31, 2009.  CDGC does not engage in hedging activities and as such, CDGC may in the future experience economic loss as a result of any foreign currency exchange rate fluctuations.

Interest Rate Risk

CDGC does not have any derivative financial instruments and believes its exposure to interest rate risk and other relevant market risks is not material.   CDGC had no bank borrowing as of June 30, 2012.

Inflation

Inflation in China has not materially impacted CDGC’s results of operations. According to the National Bureau of Statistics of China, the consumer price index in China rose 4.8% and 5.9% in 2007 and 2008, respectively, decreased by 0.7% in 2009, rose 3.3% in 2010, and rose 4.1% in 2011. Although CDGC has not in the past been materially affected by inflation, CDGC may be affected in the future by higher rates of inflation in China. For example, certain operating costs and expenses, such as personnel expenses, vessel leasing expenses, travel expenses and office operating expenses may increase as a result of higher inflation. Additionally, because a substantial portion of CDGC’s assets consists of cash and cash equivalents, high inflation could significantly reduce the value and purchasing power of these assets. CDGC is not able to hedge its exposures to higher inflation in China.

Directors, Executive Officers And Corporate Governance

CDGC’s board of directors consists of five directors. CDGC’s directors are elected for a one-year term to hold office until the next annual meeting of CDGC’s shareholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal. CDGC’s officers are appointed by CDGC’s board of directors and hold office until removed by the board. CDGC is not aware of any agreements with respect to the election of directors.

Directors and Senior Management

Information regarding CDGC’s directors and executive officers is as follows:

Name	Age	Position
Mr. Xinrong Zhuo	48	Chairman of the Board of Directors and Chief Executive Officer
Mr. Alfred Ho	56	Chief Financial Officer
Mr. Fangjie Gu	34	Chief Operating Officer and Director
Mr. Bin Lin	54	Senior Vice President
Mr. Kit Chan	65	Independent director
Mr. Yeliang Zhou	63	Independent director
Mr. Zengbiao Zhu	63	Independent director

Mr. Xinrong Zhuo  has served as chairman of CDGC’s board and chief executive officer since August 2010, has served as director of Fujian Road & Bridge Construction Co., Ltd., an infrastructure construction company, since December 2008, has served as the sole director of Tian Yuan Co., Ltd., a real estate investment company, since September 2007, has served as the chairman and legal representative of Fuzhou Dongxing Longju Real Estate Development Co., Ltd., a real estate development company, since March 2007, has served as the vice general manager of Fujian Huashang Real Estate Development Co., Ltd., a real estate development company, since December 2006, and has served as the supervisor of Fuzhou Haiyiyongyu Import & Export Co., Ltd., a trading company, since June 1995. From November 2005 to December 2008, Mr. Zhuo served as the legal representative and the chairman of Fujian Road & Bridge Construction Co., Ltd. From June 2005 to September 2007, Mr. Zhuo served as vice general manager of Tian Yuan Co. Ltd. From February 2002 to September 2009, Mr. Zhuo served as the legal representative and executive director of Fuzhou Baojie Haiyi Pingtan Fishing Co., Ltd., an aquatic products company. From June 1995 to September 2006, Mr. Zhuo served as the supervisor at Fuzhou Hong Long Ocean Fishing Co., Ltd., a marine fishery. CDGC believes Mr. Zhuo is qualified to serve on its board of directors due to his experience in the real estate development and trading business, as well as his extensive experience in the fishing industry, his legal background and prior executive experience.

Mr. Alfred Ho  has served as CDGC’s chief financial officer since November 2010. Mr. Ho has been the sole proprietor of Alfred Ho & Co., a certified public accounting firm in Hong Kong, since January 2001 and has served as an independent non-executive director of New Universe International Group Limited, an environmental company listed in Hong Kong, since October 2004. From October 2007 to April 2009, he served as the finance director of Sinosoft Technology plc, a software company listed in the United Kingdom, from 1997 to 1999 he served as Tax Manager at PricewaterhouseCoopers in Hong Kong, and from 1993 to 1995 he served as a Senior Appeals Officer with Revenue Canada, Taxation. Mr. Ho received his bachelor’s degree in Science from the University of Toronto in 1980. He is a member of the Canadian Institute of Chartered Accountants, the Hong Kong Institute of Certified Public Accountants, and the Taxation Institute of Hong Kong, and he serves on the Examination & Accreditation Committee of Hong Kong Institute of Accredited Accounting Technicians and as an External Examiner of Hong Kong Institute of Vocational Education.

Mr. Fangjie Gu  has served as CDGC’s chief operating officer and one of its directors since August 2010 and as the general manager of Fujian Service since June 2010. Mr. Gu has served as the legal representative and chairman of Shenzhen West Coast Fisherman’s Wharf Business Co., Ltd., an aquatic products company, since August 2010, has served as the supervisor of Fujian Lutong Highway Engineering Construction Co. Ltd., or Fujian Lutong, a construction materials company, since October 2006, and has served as the vice general manager of Fujian Yihai Investment Co., Ltd., an infrastructure projects investment company, since March 2005. From January 2004 to June 2007, Mr. Gu served as vice general manager in Fuzhou Hong Long Ocean Fishing Co., Ltd., a marine fishery. From September 2001 to August 2004, he served as the project manager of China Overseas Engineering Group Co., Ltd., an architecture firm. Mr. Gu earned his BA degree in English from Beijing Language and Culture University in 2001. CDGC believes Mr. Gu is qualified to serve on its board of directors due to his experience in the investment, his legal background and his extensive experience in the fishing industry.

Mr. Bin Lin  has served as CDGC’s senior vice president since August 2010. From January 2007 to August 2010, Mr. Lin served as vice general manager of Tianyuan Co., Ltd., an investment company. From May 2003 to March 2007, he served as vice chairman of Fujian Tianxiang Group Co., Ltd, an agricultural company listed on the China Shanghai Stock Exchange. From November 2003 to October 2006, he served as a member of the board of directors of Industrial Securities Co., Ltd., a financial services company. Mr. Lin received his BS degree in Pharmacy from Shanghai Medical College of Fudan University (formerly Shanghai Number One School of Medicine) in 1982.

Mr. Kit Chan  has served as a director since August 2010, and has been appointed as an independent director since April 2011. Mr. Chan has served as a director of Haifeng Dafu Enterprise Company Limited, a Hong Kong shipping company, since April 2010, as a director of Hai Yi Shipping Ltd., a shipping company in Hong Kong, since May 2009, as a manager at Hua Shang Resources Group Ltd., a Hong Kong real estate investment firm, since October 2007, and as a director of Ee Hing Resources Company Ltd., a Hong Kong chemical trading company, since February 1991. Mr. Chan received his BA degree in Chinese Language and Literature from Huaqiao University in 1967. CDGC believes Mr. Chan is qualified to serve on its board of directors due to his prior experience in the shipping industry, as well as his prior executive and board experience in various industries.

 Mr. Yeliang Zhou  has served as an independent director since April 2011. Mr. Zhou has served as an advisor to the PBOC and as the deputy director of Zhejiang Province People’s Political Consultative Conference, economic committee, since January 2009, and has served as the president of Zhejiang Province Venture Capital and Private Equity Association since May 2010. Mr. Zhou has served as a supervisor of Industrial Bank, a commercial bank listed in the Shanghai stock exchange in China, since November 2010, and has served as an independent director of Union Trust Limited in China, since November 2009. From 2004 to September 2009, he served as the president of the PBOC, Zhejiang sub-branch and the director of SAFE Zhejiang sub-branch, and from 1993 to 2004, he first served as the vice-president and then president of PBOC Fujian sub-branch and the director of SAFE Fujian sub-branch. Mr. Zhou received his bachelor’s degree in Finance from Xiamen University in 1974. CDGC believes Mr. Zhuo is qualified to serve on its board of directors due to his experience in the financial industry, as well as his prior board experience.

Mr. Zengbiao Zhu  has served as an independent director since April 2011. Mr. Zhu has been a member of the National People’s Congress, or NPC, Standing Committee of Fujian Province and a member of the NPC Financial and Economic Committee of Fujian Province since January 2008. From 2004 to December 2009 he served as the director of the China Insurance Regulatory Commission Fujian Bureau, from 2000 to 2004 he first served as the deputy director and then the director of the China Insurance Regulatory Commission Fujian Bureau Fuzhou Office, and from 1995 to 2000 he served as the president of PBOC Fuzhou sub-branch. Mr. Zhu received his bachelor’s degree in Finance from Xiamen University in 1974. CDGC believes Mr. Zhu is qualified to serve on its board of directors due to his extensive political and regulatory background and contacts in the Fujian region.

Code of Ethics

CDGC’s board of directors has adopted a Code of Business Conduct and Ethics that sets forth legal and ethical standards of conduct for its directors and employees, including its principal executive officer, principal financial and accounting officer and other executive officers, its subsidiaries and other business entities controlled by CDGC worldwide.  CDGC’s Code of Ethics and Business Conduct is available on CDGC’s website at www.chinadredgingco.com.  The information contained on CDGC’s website is not a part of this proxy statement.

Committees of the CDGC Board

CDGC’s board of directors has an audit committee, a compensation committee, and a nomination committee, each of which is composed entirely of independent directors. Each committee conducts its business pursuant to a written charter approved by the board of directors. CDGC’s committee charters are available on CDGC’s website at www.chinadredgingco.com.  The following table sets forth the membership of each of these committees:

Audit Committee	Compensation Committee	Nomination Committee
Yeliang Zhou*	Zengbiao Zhu*	Kit Chan*
Kit Chan	Kit Chan	Yeliang Zhou
Zengbiao Zhu	Yeliang Zhou	Zengbiao Zhu

*Chairman of the committee

Audit Committee

CDGC’s audit committee consists of Yeliang Zhou (Chair), Kit Chan and Zengbiao Zhu, each of whom is an independent director as defined in Nasdaq listing rules and SEC rules. Based upon past employment experience in finance and other business experience requiring accounting knowledge and financial sophistication, the board of directors has determined that Mr. Zhou is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and that each member of CDGC’s audit committee is able to read and understand fundamental financial statements. Pursuant to its written charter, CDGC’s audit committee is responsible for:

•	appointing, compensating, retaining, overseeing and terminating CDGC’s independent auditors and pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

•	discussing with management and the independent auditors CDGC’s annual audited financial statements, CDGC’s internal control over financial reporting, and related matters;

•	reviewing and approving any related party transactions, after reviewing each such transaction for potential conflicts of interest and other improprieties;

•	assisting with the administration of CDGC’s code of conduct;

•	meeting separately, periodically, with management, the internal auditors and the independent auditors;

•	annually reviewing and reassessing the adequacy of CDGC’s audit committee charter;

•	such other matters that are specifically delegated to CDGC’s audit committee by CDGC’s board of directors from time to time; and

•	reporting regularly to the board of directors.

Compensation Committee

CDGC’s compensation committee consists of Zengbiao Zhu (Chair), Kit Chan and Yeliang Zhou, each of whom is an independent director as defined in Nasdaq listing rules, a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act, and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. Pursuant to its written charter, CDGC’s compensation committee is responsible for:

•	reviewing and making recommendations to the board regarding CDGC’s compensation policies and forms of compensation provided to CDGC’s directors and officers;

•	reviewing and making recommendations to the board regarding bonuses for CDGC’s officers and other employees;

•	reviewing and making recommendations to the board regarding share-based compensation for CDGC’s directors and officers;

•	administering CDGC’s share option plans in accordance with the terms thereof; and

•	such other matters that are specifically delegated to the compensation committee by CDGC’s board of directors after the business combination from time to time.

Nomination Committee

CDGC’s nomination committee consists of Kit Chan (Chair), Yeliang Zhou and Zengbiao Zhu, each of whom is an independent director as defined in Nasdaq listing rules. Pursuant to its written charter, CDGC’s nomination committee is responsible for:

•	Overseeing the process by which individuals may be nominated to CDGC’s board of directors after the business combination;

•	identifying potential directors and making recommendations as to the size, functions and composition of CDGC’s board of directors after the business combination and its committees;

•	considering nominees proposed by CDGC’s shareholders;

•	establishing and periodically assessing the criteria for the selection of potential directors; and

•	making recommendations to the board of directors on new candidates for board membership.

In making nominations, the nominating committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders. In evaluating nominees, the nominating committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge, and diversity of viewpoints.

Duties of Directors

Under BVI law, CDGC’s directors have a statutory duty to act honestly in good faith with a view to CDGC’s best interests. CDGC’s directors also have a duty to exercise care, skill, and diligence that a reasonable person would exercise in comparable circumstances. In fulfilling their duty of care, CDGC’s directors must ensure compliance with its Articles of Association. A shareholder has the right to seek damages if a duty owed by the directors is breached.

Compensation of Directors and Executive Officers

The following table sets forth compensation information for CDGC’s executive officers for the fiscal year ended December 31, 2011:

Summary Compensation Table for Fiscal Year Ended December 31, 2011

Name and Principal Position	Salary ($)	Bonus ($)	Total ($)
Mr. Xinrong Zhuo, Chairman of the Board of Directors and Chief Executive Officer	40,106	-	40,106
Mr. Fangjie Gu, Chief Operating Officer and Director	15,076	-	15,076
Mr. Alfred Ho, Chief Financial Officer	77,127	-	77,127
Mr. Bin Lin, Senior Vice President	35,478	-	35,478

CDGC has not granted any options or other equity compensation to directors or executive officers. Other than statutory severance payments to executive officers who are employees, which are required under PRC law, CDGC does not provide benefits for directors or executive officers upon termination of service.

In April 2011, CDGC’s board of directors determined that its independent directors would receive annual compensation of HK$100,000 (or the equivalent currency) for service as independent directors, which is paid on the first month of each year during the term in which they are serving as independent directors.

Employment Agreements

In August 2010, CDGC entered into three-year employment agreements with three of its executive officers, Mr. Zhuo, Mr. Lin and Mr. Gu, pursuant to which they each receive aggregate annual compensation of approximately $116,000. In November 2010, CDGC entered into a three-year employment agreement with Alfred Ho, pursuant to which he receives aggregate annual compensation of approximately $77,000. In January 2011, Fujian Service entered into a three-year employment agreement with Mr. Gu, which collectively amended and restated CDGC’s prior employment agreement with him. Pursuant to the agreements, in addition to serving as CDGC’s executive officer, Mr. Gu also serves as Fujian Service’s general manager, Fujian Service agreed to pay his salary payable from CDGC, including bonuses, and Mr. Gu receives aggregate annual compensation from Fujian Service aggregating approximately $14,000. Pursuant to the agreements, each executive is eligible to receive CDGC’s standard employee benefits and has agreed to devote all of his working time to his respective duties to CDGC, not to become employed in any competitive business while employed by CDGC or for two years following the termination of his employment with CDGC, and not to solicit the services of any of CDGC’s employees for two years following the termination of his employment with CDGC. CDGC may terminate the executive for cause at any time without notice, or without cause upon one month prior written notice to the executive. In the event of termination without cause, CDGC has agreed to pay to the executive a cash severance payment equal to three months of the executive’s then current base salary. In the event of a material and substantial reduction in the executive’s existing authority and responsibilities, the executive may resign upon one-month prior written notice to CDGC.

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

Except as specifically noted in the table, the following table sets forth information with respect to the beneficial ownership of CDGC’s ordinary shares as of October 19, 2012:

•	each of CDGC’s directors and executive officers;

•	CDGC’s directors and executive officers as a group; and

•	each person known to CDGC to own beneficially 5% or more of CDGC’s ordinary shares.

Beneficial ownership is determined in accordance with SEC rules and generally includes the power to direct the voting or the disposition of the securities or to receive the economic benefits of ownership of the securities. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the ordinary shares indicated. Unless otherwise noted, the principal address of each of the shareholders, directors and officers listed below is c/o China Dredging Group Co., Ltd., 18th Floor, Tower A, Zhongshan Building, No. 154, Hudong Road, Fuzhou, Fujian Province, PRC.

All share ownership figures include securities convertible or exchangeable into CDGC’s ordinary shares within sixty (60) days of October 19, 2012, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

As of October 19, 2012, 52,677,323 ordinary shares were issued and outstanding, 365,000 of which were held of record in the United States by seven shareholders, and 10,012,987 preferred shares were issued and outstanding, 3,588,000 of which were held of record in the United States by 40 shareholders. Pursuant to CDGC’s Articles of Association, holders of preferred shares do not have the right to vote on any resolutions of shareholders.

	Shares Beneficially Owned
	Ordinary Shares
	Number	Percent of Class
Directors and Executive Officers:
Mr. Xinrong Zhuo (1)	33,852,703	64.3%
Mr. Kit Chan (2)	2,608,866	4.9%
Mr. Fangjie Gu	0	0%
Mr. Bin Lin (3)	2,608,866	4.9%
Mr. Alfred Ho	0	0%
Mr. Yeliang Zhou	0	0%
Mr. Zengbiao Zhu	0	0%
All directors and executive officers as a group (7 persons)	39,070,435	74.2%
Principal Shareholders:
SCGC Capital Holding Company Limited (4)	3,440,000	6.1%

(1)	Shares are held of record by Mars Harvest Co. Ltd, Building 26, Mingyang Tianxia, No. 1 Yuquan Road, Fuzhou, Fujian Province, PRC. Mr. Zhuo is the sole director of Mars Harvest and has the power to vote and dispose of all CDGC ordinary shares that it holds.

(2)	Shares are held of record by Venus Seed Co., Ltd, Flat B, 27/F, Ko On Mansion, Taikoo Shing, Quarry Bay, Hong Kong. Mr. Chan is the sole director of Venus Seed and has the sole power to vote and dispose of all CDGC ordinary shares that it holds.

(3)	Shares are held of record by Saturn Glory Co., Ltd., Room 1402, Building 8, D District, Rongqiao Jinjiang, No. 66, Jiangbin West Road, Fuzhou, Fujian Province, PRC. Mr. Lin is the sole director of Saturn Glory and has the sole power to vote and dispose of all CDGC ordinary shares that it holds.

(4)	SCGC Capital Holding Company Limited acquired 3,440,000 preferred shares through the 2010 Private Placement, each of which is convertible into one CDGC ordinary shares.

Related Party Transactions

In January 2008, CDGC entered into an office lease with Ping Lin, a relative of Qing Lin, one of the shareholders of Wonder Dredging, which holds a 50% interest in Fujian Service. This agreement expired in December 2009 and was renewed and extended from January 1, 2010 to December 31, 2015. Annual lease payments to Ping Lin were approximately $12,000, $12,000 and $9,000 in 2011, 2010 and 2009, respectively.

In February and April, 2008 and September 2011, CDGG entered into four crew hire agreements, with Fujian Haiyi International Shipping Agency Co., Ltd, which is ultimately majority-owned and controlled by Sunqiang Zhou, brother-in-law of Xinrong Zhuo. One of the agreements will expire in 2012 and the others will expire in 2014.

In May 2008, CDGC entered into two three-year agreements with Fujian Lutong, a related party, to lease a dredger and crew. In April 2010, the dredger leasing agreement was extended through May 31, 2016. In May 2010, the crew leasing agreement was extended to May 31, 2016. Fujian Lutong owned 70% of Fujian Service from September 2009 to March 2010. From September 2009 to October 2009 Lutong was owned by Fangjie Gu, CDGC’s Chief Operating Officer, and Panxing Zhuo, father of Mr. Xinrong Zhuo. In October 2009 Fangjie Gu and Panxing Zhuo transferred part of their equity interest in Lutong to Fujian Yihai Investment Co., Ltd., or Fujian Yihai, and Lutong has been owned by Fujian Yihai, Fangjie Gu and Panxing Zhuo since then. Lease payments on the dredger for the years ended December 31, 2010 and 2009 were approximately $1.0 million, and $1.0 million, respectively. Lease payments for the crew for the years ended December 31, 2010 and 2009 were $0.5 million, and $0.5 million, respectively. In January 2011, CDGC acquired this dredger for a purchase price of $13.6 million, all of which has been paid, and payments pursuant to the dredging lease agreement and crew leasing agreement were suspended at the acquisition date.

In September 2008 and February 2010, CDGC entered into loan agreements which aggregate to approximately $14.8 million. These loans are secured by one of CDGC’s dredgers, Xinggangjun #66. One of these loans is guaranteed by Xinrong Zhuo, CDGC’s Chairman and Chief Executive Officer, and the son of Panxing Zhuo, one of the shareholders of Wonder Dredging. The other loan is guaranteed by Xinrong Zhuo and Qing Lin, one of the shareholders of Wonder Dredging. There are no restrictive financial covenants associated with the loans, which are all non-recourse to CDGC. CDGC repaid these loans in December 2010 and the title of Xinggangjun #66 was released by the bank in January 2011.

In March 2009, CDGC pledged one of its dredgers, Xinggangjun #6, to secure an approximately $7.9 million credit facility granted to a related party, Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.. Principal and interest on the loan was due in full by September 1, 2010. The related company was indirectly under the control of Hong Long which is controlled by Ping Lin, a relative of Panxing Zhuo and Qing Lin, the collective owners of Wonder Dredging. The loan underlying the pledge was repaid in full and the pledge terminated in August 2010.

In May and June 2010, Wonder Dredging and Fujian WangGang entered into one-year office leases with Ping Lin, respectively. Pursuant to the lease agreements, Wonder Dredging is obligated to make annual lease payments of approximately $6,000 and Fujian WangGang is obligated to make annual lease payments of approximately $7,300.

In April and June 2011, Wonder Dredging and Fujian WangGang entered into one-year office leases with Ping Lin, respectively. Pursuant to the lease agreements, Wonder Dredging is obligated to make annual lease payments of approximately $6,000 and Fujian WangGang is obligated to make annual lease payments of approximately $7,300.

In June 2010, Fujian WangGang entered into an equity investment agreement with Wonder Dredging pursuant to which it invested approximately $23.6 million in Fujian Service in exchange for a 50% equity interest in Fujian Service. In connection therewith, Fujian Service, Wonder Dredging, Fujian WangGang, Mr. Qing Lin and Mr. Panxing Zhuo have entered into a series of contractual arrangements that allow Fujian WangGang to, among other things, fully control Fujian Service’s business operations, policies and management, approve all matters requiring shareholder approval, and receive 100% of the annual net income earned by Fujian Service. These contractual arrangements include the Exclusive Option Agreement, Management Agreement, Equity Interest Pledge Agreement and irrevocable power of attorney described in detail under the heading “CDGC’s Corporate Structure.”

On June 4, 2012, Fujian WangGang entered into one-year office leases with Ms. Ping Lin. Pursuant to such lease agreement, Fujian WangGang is obliged to make annual lease payments of approximately $7,409 to Lin Ping.

On January 1, 2010, Fujian Service entered into an office leases with Ms. Lin Ping. Pursuant to such lease agreement, the rent is RMB 50/sq.m and the lease term is from January 1, 2010 to December 31, 2011. On March 30, 2010, Fujian Service entered into a Supplemental Agreement to the said lease agreement which provides that the lease term shall be extended to December 31, 2015 and the rent is increased to RMB 65/sq.m. The balance of the rent of 2010 due to such increase is RMB18,180 which should be paid by Fujian Service.

INFORMATION ABOUT PINGTAN FISHING

Overview

Organization and Business Operations

Pingtan Fishing, formerly known as Fujian Provincial Pingtan County Ocean Fishing Co., Ltd., is a limited liability company established on February 27, 1998 in Pingtan County, Fujian Province, PRC. Pingtan Fishing is engaged in ocean fishing and sale of frozen marine catches. Pingtan Fishing’s two fishing fleets, which comprise of 6 vessels and 14 vessels respectively as of December 31, 2011, operate in India Exclusive Economic Zone and Indonesia Arafura Exclusive Economic Zone waters, respectively. Pingtan Fishing’s independent customers are primarily comprised of sole proprietorship wholesalers serving China’s Fujian, Zhejiang, Guangdong, Guangxi and Liaoning provinces.

Pingtan Fishing's current equity interest owners are Honghong Zhuo and Zhiyan Lin. Honglong Zhuo is the daughter of Xinrong Zhuo and Zhiyan Lin is father-in-law of Xinrong Zhuo.

Pursuant to a Family Agreement executed on November 23, 2004, among Xinrong Zhuo and his certain family members (the “Family Members”), including Longjie Zhuo, Lifei Zeng and Zhiyan Lin, each of the Family Members delegates Xinrong Zhuo to be the sole decision maker of Pingtan Fishing and Xinrong Zhuo shall be responsible for all of Pingtan Fishing’s operation and management, including financial management. The Family Agreement further provides that Xinrong Zhuo shall be the sole decision maker with regard to all Pingtan Fishing’s operations and management, even when a non-Family Member is entrusted with equity interest in Pingtan Fishing by a Family Member.

Xinrong Zhuo also entered into trust agreements with the predecessor non-Family Member equity owners of Fujian Yihai and Fuzhou Haifeng Dafu Ocean Fishing Co., Ltd. (“Haifeng Dafu”, and together with Fujian Yihai collectively referred to herein as “Trust Owners”), one of Pingtan Fishing’s affiliate company which had had a minority interest in Pingtan Fishing from September 2006 to December 2010. Pursuant to these trust agreements, each of the Trust Owners held their respective equity interest in Haifeng Dafu and Fujian Yihai on behalf of Xinrong Zhuo. Before December 31, 2011, all of the trust agreements were terminated by agreement. Accordingly, Xinrong Zhuo and the Family Members are the ultimate beneficial owners of Pingtan Fishing, while Xinrong Zhuo is the person controlling Pingtan Fishing.

As part of the business combination and as a condition to closing of the Pingtan Fishing share purchase agreement, a reorganization will take place on or prior to the closing, under which Pingtan Fishing and WFOE, a wholly-owned subsidiary of CGEI and incorporated as part of the reorganization, will enter into a series of variable interest entity agreements (“Pingtan VIE Agreements”). Under the Pingtan VIE Agreements, CGEI , among other things, fully control Pingtan Fishing’s business operations, policies and management, approve all matters requiring shareholders’ approval, and receive 100% of the annual net income earned Pingtan Fishing. Below is a summary of the Pingtan VIE Agreements.

Exclusive Purchase Right of Equity Interest

Pingtan Fishing, its shareholders and the WFOE will enter into an exclusive option agreement, pursuant to which the shareholders of Pingtan Fishing irrevocably will grant to the WFOE an exclusive right to purchase up to all of the equity interest in Pingtan Fishing, to the extent allowed under the current PRC laws. Accordingly, if and when the current limitations on direct ownership of Pingtan Fishing by the current shareholders are eased or ceased to apply under the PRC laws, WFOE may exercise its option to purchase and directly own the equity interests of Pingtan Fishing. The purchase price for the equity interest in Pingtan would be the minimum price as permitted by PRC laws at the time of the transfer. The term of the exclusive option agreement is 20 years, which term continuously renews unless the option is exercised in full or the agreement is otherwise terminated by the parties. The agreement also provides that upon consummation of the exercise of the option, the shareholders will contribute, without additional consideration, any funds actually received by it from the WFOE for the transfer of its equity interest in Pingtan Fishing to the WFOE. The agreement further provides that, as of the date of the agreement, the WFOE is entitled to all the future payments by Pingtan Fishing to the shareholders, together with all the profits of Pingtan Fishing.

Contracted Management Agreement

The WFOE, Pingtan Fishing and its shareholders will enter into a management agreement pursuant to which the WFOE has the exclusive right to manage, operate and control the business operations of Pingtan Fishing, including, but not limited to, establishing and implementing policies for management, using all of the assets of Pingtan Fishing, appointing Pingtan Fishing directors and senior management, directing Pingtan Fishing to enter into loan agreement, making administrative decisions regarding employee wages or hiring and firing employees and other actions customarily associated with the Pingtan Fishing senior management and directors of Pingtan Fishing and its subsidiaries. As consideration for its business management services, the WFOE will pay an annual fee to Pingtan Fishing, and Pingtan Fishing will pay to the WFOE 100% of the net profits of Pingtan Fishing. The management agreement terminates upon the earlier of (i) the WFOE’s exercise in full of the option to purchase the equity interests of Pingtan Fishing, pursuant to the exclusive option agreement, and the WFOE and/or its designees individually or jointly own all of the equity interests in Pingtan Fishing, or (ii) 20 years after the effective date of the agreement subject to the right of the WFOE to renew the term of the management agreement for additional consecutive 20-year period.

Power of Attorney

The shareholders of Pingtan Fishing will execute an irrevocable power of attorney granting to the WFOE or its designees the power to vote, pledge or dispose of all equity interests in Pingtan Fishing that the shareholders hold. Additionally, the power of attorney grants to the WFOE or its designees the power to appoint directors and senior management of Pingtan Fishing.

Equity Interest Pledge Agreement

The WFOE, Pingtan Fishing and it shareholders will enter into an equity interest pledge agreement. To ensure that Pingtan Fishing and its shareholders perform their obligations under the exclusive call option agreement, the management agreement and the power of attorney, the shareholders will pledge their entire interest in Pingtan Fishing to the WFOE. The equity interest pledge agreement will terminate upon the earlier of (i) the purchase of the entire equity interest in Pingtan Fishing by the WFOE or (ii) 20 years after the effective date of the agreement, subject to the right of the WFOE to renew the term of the equity interest pledge agreement for additional consecutive 20 year periods in case of the WFOE or its designee’s failure to purchase the entire equity interest in Pingtan Fishing within the initial 20 year term.

The following diagram illustrates Pingtan Fishing’s corporate structure after the reorganization contemplated by the Pingtan Fishing share purchase agreement:

Business Overview

Pingtan Fishing is a fast growing fishery company that harvests a variety of fish species in the Exclusive Economic Zone in Arafura Sea in Indonesia and in the Bay of Bengal in India. The Company markets its products in China to a diverse group of customers including distributors, restaurant owners and exporters.

As of June 30, 2012, Pingtan Fishing owns and operates a premier fleet of 28 single trawling vessels and two drift netters, which average approximately 264 tons in gross tonnage and carry crew of 15 to 20 persons. Pingtan Fishing catches nearly 30 different species of fish including hairtail, squid, Spanish mackerel, spotted maigre, Indian white shrimp, octopus, red snapper and silver pomfret. All of Pingtan Fishing’s catch is shipped back to China. As of June 30, 2012, Pingtan Fishing owns and operates 24 fishing vessels in Indonesia and six fishing vessels in India.

Pingtan Fishing sorts and freezes the fish caught onboard the vessels. The frozen fish is then transferred to transportation vessels docked at the fishing base and shipped to China. Pingtan Fishing maintains three cold storages located in one of China’s largest seafood trading center, MaWei seafood market in the Fujian Province.

Government Permits and Approvals

Pingtan Fishing is required to go through series of procedures to obtain all approvals necessary to fish in the dedicated fishing areas.

Step one: Obtaining Building Permits

First, Pingtan Fishing has to file a vessel building application to the relevant governmental authorities in Fujian to obtain the Fishing Vessel and Net Tools Building Permits. Governmental authorities in Fujian verifies Pingtan Fishing’s qualifications for pelagic fishing and pass on the verified and approved application documents to affiliates of the Ministry of Agriculture for further confirmation. Once confirmed, the certificates are issued to Pingtan Fishing.

Step two: Vessels Building and Inspection

After obtaining the Fishing Vessel and Net Tools Building Permits, Pingtan Fishing starts building its new vessels through contracting with third party vessel manufacturers. During the period of construction, inspection of the vessels is performed several times by the relevant governmental authorities. Once the construction is completed, a Vessel Inspection Certificate is issued, after which Pingtan Fishing can apply for certificates of ownership and certificates of nationality for its new vessels.

Step three: Fishing Project Application

After obtaining all certificates in step two, Pingtan Fishing files applications to the relevant governmental authorities to obtain approvals for pelagic fishing projects in the specified fishing areas. Meanwhile, Pingtan Fishing starts the application process for obtaining fishing permits from the relevant governmental authorities in the applicable fishing destination countries.

Step four: Preparations Before Departure

Once the approval for pelagic fishing projects is issued, Pingtan Fishing can complete all relevant departure procedures within six months from the time the notification of approval is issued. Departure procedures include obtaining visas for fishing vessels and crew members, submitting required certificates to the PRC customs in Fujian, and obtaining other relevant documents from governmental authorities, such as Vessel Departure Certificates.

Step five: Fishing Project Approval and Departure to Fishing Areas

After Pingtan Fishing have submitted all required documents to the relevant governmental authorities and completed all procedures required for departure, it receives confirmation of pelagic fishing project approval from affiliates of the Ministry of Agriculture. Once Pingtan Fishing obtains such confirmation, it can departure to the applicable fishing destination country. Fish caught at the destination may then be shipped back and be declared at the PRC customs.

Operations

Harvesting Operations

The fishing vessels can carry up to one-month of supplies. The captains of the vessels utilize sophisticated technology to identify, among other things, fishing areas, time to cast and draw in the nets, vessel speed and sailing direction allowing the vessels to optimize the catch and resource value. Nearby fishing groups share real-time fishing information through wireless radio equipment. The catch is separated based on species and sizes, and is frozen immediately.

Once the storage of a fishing vessel is at capacity, it returns to the fishing base and transfers the catch to a transportation vessels docked at the fishing base port. Pingtan Fishing has entered into a contract with Avona Mina Lestari (“Avona”), which operates a fishing base owned by Mr. Xinrong Zhuo, the founder and chairman of Pingtan Fishing, to obtain access to the base and secure certain services including custom declaration and fishing permits registrations. Pingtan Fishing also uses the fishing base to repair its vessels, if necessary.

Transportation

Transportation vessels are responsible for the shipment of fishing supplies and fish between the fishing areas and China. Pingtan Fishing ships its goods by contracting with two affiliate marine transportation firms and Avona. The transportation cycle takes no more than 30 days, depending mainly on the fishing seasons. There is always a transportation vessel anchored in the port of the fishing base.

Seasonality

The peak season for the fishing industry in Indonesia is from August to December, which is when harvesting is most productive. During the low season, from May to July, there are fewer fish as they migrate to different areas. There is no off season for fishing in Pingtan Fishing’s dedicated fishing zone in Indonesia.

The off season for fishing in Pingtan Fishing’s dedicated fishing zone in India normally falls in the middle of each calendar year. The high season for harvesting is the fourth quarter of each year, sometimes lasting into January of the following year.

In addition to seasonality, Pingtan Fishing’s annual catches are affected by a number of unpredictable factors, such as weather patterns and fish migration, which are likely to vary from year to year.

Cold Storage

Fish are stored separately according to different species and sizes for best practices of cold storage management, goods selectivity and delivery. When Pingtan Fishing unloads the fish, it places the fish on one square meters wood pallet according to fishing vessel number, specie and size. The cold storage administrator counts the number of bags on each pallet and weighs each pallet to record the weight. Pallets with bags of fish are then placed in specified positions within the cold storage facilities.

Pingtan Fishing has secured three cold storages located in one of China’s largest seafood trading center, MaWei seafood market. The monthly rent for the cold storage is RMB60 ($9.50) per square meter and the leases are renewable annually. The following table sets forth information regarding the cold storages Pingtan Fishing currently rents as of June 30, 2012:

Cold Storage	Storage Capacity (sq. meters)	Lease Date
#301	1045	May 2012
#302	717	May 2012
#602	717	May 2012

Sales, Marketing and Distribution

Pingtan Fishing markets, sells and distributes products all over China, including the Guangdong, Fujian and Zhejiang provinces. Hairtail and spotted maigre are the main types of fish sold for the latest twelve months ended of June 30, 2012, and represents over 60% of the sales.

Pingtan Fishing has established long-term relationships with a number of customers, who send purchasing representatives to Pingtan Fishing’s cold storage facilities to select goods to purchase. The customer indicates the type, size and quantity as well as price and delivery schedules before the fish is moved into Pingtan Fishing’s cold storage facilities. Handling and transportation fees are borne by the customer when the goods are delivered. The proportion of these sales depends on the season and the nature of the catch including species, size and quality. Remaining products are sold out of cold storage within three months of landing.

As of June 30, 2012, Pingtan Fishing sells its fish to over 200 distributors and retailers by acting as a wholesaler. It serves a wide customer base with the largest customer accounting for less than 10% of the sales. The following table sets forth the top customers of Pingtan Fishing in term of sales for the first six months of 2012:

	Amount of Sales	% of total Sales
Customer 1	$16,092,865	9.84%
Customer 2	11,172,552	6.83%
Customer 3	8,432,278	5.16%
Customer 4	5,106,043	3.12%
Customer 5	5,009,377	3.06%
Customer 6	4,401,658	2.69%
Customer 7	4,200,000	2.57%
Customer 8	3,928,765	2.40%
Customer 9	3,430,477	2.10%
Customer 10	3,414,920	2.09%

Vessels

As of June 30, 2012, Pingtan Fishing has a fishing fleet consisting of 30 fishing vessels. Single trawling vessel and drift netter are the two types of fishing vessels owned by Pingtan Fishing.

Single trawling vessels drag pocket-shaped nets and therefore force the fish into the nets. The trawlnet on a trawling vessel is drawn by a winch on the deck of the vessel. Fish in the catch is sorted and stored in the cold storage on board the vessel. Single trawling vessels can catch species living in the upper layer of water. It has the advantage of catching multiple species of fish, which leads to a varied catch. Single trawling vessels are the majority of fishing vessels used by Pingtan Fishing currently. As of June 30, 2012, Pingtan Fishing owned 28 single trawling vessels. 12 of the trawling vessels were in operation in Indonesian waters as of December 31, 2011, and 10 single trawling vessels were newly built and delivered in the first half year of 2012 by Yiyang Zhonghai Vellel LLC (“Yiyang”). Four of the 10 newly built vessels were in operation as of June 30, 2012, and the remaining six newly built trawling vessels started operating in July 2012, in Indonesian waters. The remaining six of the 28 single trawling vessels operate in Indian waters.

Drift netters have a gill net that is tied to the drift netter floats with weights attached to the net to keep it vertical, so that fish crossing the path of a drift net gets caught in it. Operations are generally carried out at night and the position of gill nets can be adjusted according to the water depth in which the fish move at any time. Drift netters are mainly used to catch dispersed fish or fish swimming in the upper layer of water. Pingtan Fishing has two drift netters as of June 30, 2012 and both are fishing in Indonesia water.

The following table sets forth information regarding the vessels Pingtan Fishing currently operates as of June 30, 2012:

Name	Fishing Country	Built Date	Purchase/ Operating Date	Gross Tonnage (Tons)
FuYuanYu 151	Indonesia	Aug 1990	Nov 2010	230
FuYuanYu 152	Indonesia	Aug 1990	Nov 2010	230
FuYuanYu 155	Indonesia	Nov 1987	Dec 2009	272
FuYuanYu 156	Indonesia	Oct 1987	Dec 2009	274
FuYuanYu 735	Indonesia	Aug 1988	Nov 2010	236
FuYuanYu 736	Indonesia	Aug 1988	Nov 2010	236
FuYuanYu 737	Indonesia	Oct 1989	Nov 2010	192
FuYuanYu 738	Indonesia	Oct 1989	Nov 2010	192
FuYuanYu 750	Indonesia	Oct 1989	Nov 2010	270
FuYuanYu 751	Indonesia	Oct 1989	Nov 2010	270
FuYuanYu 791	Indonesia	Oct 1995	May 2003	266
FuYuanYu 792	Indonesia	Oct 1995	May 2003	266
FuYuanYu 793	Indonesia	Feb 2001	Sept 2011	210
FuYuanYu 794	Indonesia	Sept 2003	Sept 2011	207
FuYuanYu 135	India	Dec 1983	Sept 2006	264
FuYuanYu 136	India	Dec 1983	Sept 2006	264
FuYuanYu 137	India	Sept 1982	Sept 2006	264
FuYuanYu 138	India	Sept 1982	Sept 2006	264
FuYuanYu 139	India	Nov 1983	Sept 2006	264
FuYuanYu 140	India	Nov 1983	Sept 2006	264
FuYuanYu 725	Indonesia	Nov 2011	2012	297
FuYuanYu 726	Indonesia	Nov 2011	2012	297
FuYuanYu 727	Indonesia	Dec 2011	2012	297
FuYuanYu 728	Indonesia	Dec 2011	2012	297
FuYuanYu 729	Indonesia	Feb 2012	2012	297
FuYuanYu 730	Indonesia	Feb 2012	2012	297
FuYuanYu 731	Indonesia	Apr 2012	2012	297
FuYuanYu 732	Indonesia	Apr 2012	2012	297
FuYuanYu 733	Indonesia	Apr 2012	2012	297
FuYuanYu 734	Indonesia	Jun 2012	2012	297

In March 2012, Pingtan Fishing entered into contracts with Huanghai Shipbuilding Co., Ltd. to build 10 new single trawling vessels with gross tonnage of 292 tons for each vessel, for approximately $9.5 million (RMB 60 million). Four new single trawling were delivered in July 2012 and six were delivered in August 2012. The Company is waiting for licensing and permits to commence operations.

Business Strategy

Pingtan Fishing is committed to developing its business to become a global, integrated seafood company. Pingtan Fishing plans to enlarge its fishing fleet in the next few years through organic growth and acquisition opportunities on potential targets, domestically and abroad, which will significantly increase Pingtan Fishing’s fishing capability and its market share.

Pingtan Fishing is actively seeking opportunities to expand to other fishing grounds worldwide including North America, South America and the High Sea, which will further diversify the fish types Pingtan Fishing captures as well as decrease Pingtan Fishing’s dependence on Indonesia. Pingtan Fishing is also planning to extend to fish processing business. With the fish processing plants, Pingtan Fishing will market its processed food products throughout all of China and worldwide. At the same time, Pingtan Fishing will strengthen its brand recognition in the market, which will allow Pingtan Fishing to achieve forward integration of the industrial chain and hence increase its profitability.

Employees

As of June 30, 2012, Pingtan Fishing has 202 employees. The following table sets forth the number of employees by function as of June 30, 2012:

	Number of Employees	% of Total
Management and administrative staff	23	11.4%
Crew members	179	88.6%
Total	202	100%

Pingtan Fishing also uses local Indonesian and Indian contract labor to supplement the Chinese crew, which varies based on seasons. Pingtan Fishing also engages Avona as its agent to contract with third labor companies to hire local crew members and Pingtan Fishing pays the hiring costs based on the actual fees incurred. Pingtan Fishing and Avona settles this payment on a quarterly basis. Welfare and benefit payments for such personnel are covered by the company supplying the crew members.

Competition

Pingtan Fishing engages in its fishing business in the Arafura Sea in Indonesia and the Bay of Bengal in India. Competition within Pingtan Fishing’s dedicated fishing areas is not significant, as the region is not overfished.

Competition in the market in China is high as fish compete with other sources of protein. Pingtan Fishing competes with other fishing companies which offer similar and varied products. There is significant demand for fish in the Chinese market. Pingtan Fishing’s catch appeals to a wide segment of consumers because of the low price points of its products. Pingtan Fishing has generally been able to sell its catch at market prices, which have been stable over the past 3 years.

Agreement with Fuzhou Hong Long Ocean Fishing Co., Ltd

Fuzhou Hong Long Ocean Fishing Co., Ltd. (“Hong Long”), another fishing company owned by Mr. Xinrong Zhuo, engages in the fishing business in the Arafura Sea in Indonesia, the Bay of Bengal in India and high sea. To avoid any conflict of interest, Pingtan Fishing and Hong Long, have, as part of the Pingtan Fishing share purchase agreement, agreed that, after the Closing, if Hong Long is offered or becomes aware of any of the following business opportunities (“New Opportunity”), Hong Long shall first notify and refer such New Opportunity to Pingtan Fishing, and may pursue the New Opportunity only if the Pingtan Fishing does not invest or participate in such New Opportunity:

•	to build or purchase any fish processing facilities;

•	to expend to new fishing territory or establish new fishing bases or cooperate with any other companies;

•	to acquire a competitive business, if such opportunity (i) would lead to an expansion of the Pingtan Fishing’s fleet, fishing territory or fishing bases if effected, and (ii) is presented to or is otherwise known to either Hong Long or Pingtan Fishing; and

•	to acquire any or all fishing assets owned or controlled by the Zhuo family or any person or entity affiliated with the Zhuo family.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of the Pingtan Fishing’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this proxy statement. Pingtan Fishing’s actual results may differ materially from those discussed in forward-looking statements because of the risks and uncertainties inherent in future events.

Overview

Pingtan Fishing is a fast growing fishery company that harvests a variety of fish species in the Exclusive Economic Zone in Arafura Sea in Indonesia and in the Bay of Bengal in India. Pingtan Fishing markets its products in China to a diverse group of customers including distributors, restaurant owners and exporters.

As of June 30, 2012, Pingtan Fishing owns and operates a premier fleet of 30 vessels, averaging approximately 264 tons in gross tonnage and carrying crew of 15 to 20 persons. 10 of the 30 vessels are newly built and delivered in the first half year of 2012 by Yiyang Zhonghai Vellel LLC (“Yiyang”). Four of the 10 newly built vessels were in operation as of June 30, 2012, and the remaining six started operations in July 2012. Additionally, on March 22, 2012, Pingtan Fishing entered into contracts with Huanghai Shipbuilding Co., Ltd. ("Huanghai") to build another 10 new vessels with gross tonnage of 292 tons for each vessel, for approximately $9.5 million (RMB 60 million). Four new vessels were delivered in July 2012 and six were delivered in August 2012. The Company is waiting for licensing and permits for these 10 new vessels to commence operations.

Currently, Pingtan Fishing catches nearly 30 different species of fish including hairtail, squid, Spanish mackerel, spotted maigre, Indian white shrimp, octopus, red snapper and silver pomfret. All of Pingtan Fishing’s catch is shipped back to China. As of June 30, 2012, Pingtan Fishing owns and operates 24 fishing vessels in Indonesia and six fishing vessels in India.

Pingtan Fishing ships its catch out of a fishing base, where the frozen fish is transferred to a transportation vessel docked at the port of the fishing base. Pingtan Fishing maintains three cold storage facilities located in one of China’s largest seafood trading center, MaWei seafood market in the Fujian Province.

Revenue Sources

Pingtan Fishing’s revenues are primarily derived from the sales of seafood products. Pingtan Fishing recognizes revenues upon the delivery of products and when the title and risk of loss of the product are transferred to the buyers. Pingtan Fishing’s customers include distributors, restaurant owners and exporters and most of Pingtan Fishing’s customers have long-term and trustable cooperative relationship with the company.

By Territory

Pingtan Fishing’s customers are from the following territories:

	The six months ended June 30, 2012	The six months ended June 30, 2011

Guangdong Province	41%	43%
Fujian Province	25%	31%
Zhejiang Province	15%	12%
Liaoning Province	11%	5%
Shandong Province	5%	8%
Other areas	3%	1%
Total	100%	100%

	The year ended December 31,	The year ended December
	2011	31, 2010

Guangdong Province	45%	35%
Fujian Province	39%	45%
Zhejiang Province	9%	8%
Liaoning Province	2%	5%
Shandong Province	4%	6%
Other areas	1%	1%

Total	100%	100%

By Sales Channel

Pingtan Fishing sells its products directly to its customers. New customers contact Pingtan Fishing directly, making an offer for Pingtan Fishing’s seafood products. Pingtan Fishing’s existing customers also introduce new customers to Pingtan Fishing from time to time. With the expansion of operating capacity and increasing harvest volume in the coming years, Pingtan Fishing needs to develop new customers. Pingtan Fishing believes that its profitability and continued growth is dependent on Pingtan Fishing’s ability to expand its customer base in existing and new markets.

Cost Structure

Cost of goods sold is calculated based on a weighted average cost basis. When products are sold, the cost of inventory is transferred from inventory to cost of goods sold. Pingtan Fishing’s cost of goods sold includes all expenditures incurred from bringing the goods to the point of sale to arranging the products in a sellable way.

Pingtan Fishing’s financial performance may be affected by changes in production cost. Fuel, depreciation of vessels, freight and staff wages together account for more than 80% of cost of goods sold. The fluctuation of fuel price, freight price and the exchange rate may significantly affect its operation.

The following table sets forth the components of production cost and the amount for the years indicated:

	The six months ended June 30, 2012		The six months ended June 30, 2011
		% of		% of
	Amount	COGS	Amount	COGS

Fuel cost	$10,948,437	60.9%	$2,803,695	62.7%
Depreciation	120,569	0.7%	17,784	0.4%
Spare parts	958,618	5.3%	288,447	6.5%
Maintenance fee	1,803,264	10.0%	545,036	12.2%
License fee	252,047	1.4%	58,873	1.3%
Labor cost	1,212,205	6.7%	261,949	5.9%
Freight	1,837,200	10.2%	487,371	10.9%
Service fee	110,776	0.6%	8,151	0.2%
	735,688	4.1%

	$17,978,804	100.0%	$4,471,306	100.0%

Cost of goods sold rose dramatically in the six months ended June 30, 2012 to $17,978,804, as compared to $4,471,306 in the same period of 2011. The increase resulted from depreciation, fuel cost and staff wages, caused by the expansion of the fleet. The vessels in operation increased during the first half of 2012 and the associated cost increased accordingly.

	The year ended December 31,		The year ended December 31,
	2011		2010
	Amount	% of COGS	Amount	% of COGS
Fuel cost	$8,563,999	58.7%	5,187,015	56.7%
Depreciation	438,285	3.0%	364,419	4.0%
Spare parts	770,253	5.3%	672,315	7.3%
Maintenance fee	1,603,628	11.0%	1,201,671	13.1%
License fee	122,339	0.8%	64,679	0.7%
Labor cost	1,007,635	6.9%	645,307	7.1%
Freight	2,016,658	13.8%	990,337	10.8%
Service fee	77,782	0.5%	21,406	0.2%
Total	$14,600,579	100.0%	9,147,149	100.0%

Seasonality

Pingtan Fishing’s operating results are subject to seasonal variations. Harvest volume is highest in the fourth quarter of the year and harvest volume in the second and third quarters is relatively low due to the spawn season of certain fish species, including ribbonfish, cuttlefish, butterfish, and calamari. Based on past experiences, demand for seafood products is the highest from December to January due to the Chinese New Year. During the second and third quarter, Pingtan Fishing’s unit cost of sold and gross margin are lower due to the decrease in harvesting amount and consistent costs.

Factors and Trends Affecting Pingtan Fishing’s Results of Operations

Pingtan Fishing believes that the following primary factors affect its revenues and operating margins:

Governmental Policies: Fishing is a highly regulated industry and Pingtan Fishing’s operations require licenses and permits. Pingtan Fishing’s ability to obtain, sustain or renew such licenses and permits on acceptable terms is subject to changes in regulations and policies and is at the discretion of the applicable governments. Pingtan Fishing’s inability to obtain, or loss or denial of extensions, to any of its applicable licenses or permits could hamper Pingtan Fishing’s ability to generate revenues from its operations.

Resource & Environmental Factors: Pingtan Fishing’s fishing expeditions are based in India and Indonesia. Any earthquake, tsunami, adverse weather or oceanic conditions or other calamities in such areas may result in disruption to Pingtan Fishing’s operations and could adversely affect Pingtan Fishing’s sales. Adverse weather conditions such as storms, cyclones and typhoons or cataclysmic events may also decrease the volume of fish catches or may even hamper Pingtan Fishing’s operations. Pingtan Fishing’s fishing volumes may also be adversely affected by major climatic disruptions such as El Nino, which in the past has caused significant decreases in seafood catch worldwide. Besides weather patterns, other unpredictable factors, such as fish migration, may have impact on Pingtan Fishing’s harvest volume.

Fluctuation on Fuel Prices: Pingtan Fishing’s operations may be adversely affected by fluctuations in fuel prices. Changes in fuel price may ultimately result in increases in the selling prices of Pingtan Fishing’s products, and may, in turn, adversely affect its sales volume, revenue and operating profit.

Competition: Pingtan Fishing engages its fishing business in the Arafura Sea in Indonesia and the Bay of Bengal in India. Competition within Pingtan Fishing’s dedicated fishing areas is not significant as the region is not overfished and regulated by the government, which limits the number of vessels that are allowed to fish in the territories. Competition in the market in China is high, as fish compete with other sources of protein. Pingtan Fishing competes with other fishing companies which offer similar and varied products. There is significant demand for fish in the Chinese market. Pingtan’s catch appeals to a wide segment of consumers because of the low price points of its products. Pingtan has been able to sell its catch at market prices and such market prices have been stable over the past three years.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States, or U.S. GAAP, requires Pingtan Fishing’s management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. Pingtan Fishing has identified certain accounting policies that are significant to the preparation of its financial statements. These accounting policies are important for an understanding of Pingtan Fishing’s financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of Pingtan Fishing’s financial conditions and results of operations and require management’s difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management’s current judgments. Pingtan Fishing believes the following critical accounting policies involve the most significant estimates and judgments used in the preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the amount of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ materially from those estimates. Significant items subject to such estimates and assumptions include valuation allowances for receivables, net realizable value of inventories, and recoverability of carrying amount and the estimated useful lives of long-lived assets.

Comprehensive Income

Pingtan Fishing follows the provisions of the Financial Accounting Standards Board Accounting (the “FASB”) Standards Codification (“ASC”) 220 “Reporting Comprehensive Income”, and establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. As at June 30, 2012 and December 31, 2011 and 2010 and for the years then ended, Pingtan Fishing’s comprehensive income includes net income, foreign currency translation adjustments and available-for-sale short-term investment fair value adjustment.

Foreign Currency Transactions and Translations

The functional currency of Pingtan Fishing is the Chinese Yuan Renminbi, or RMB. The reporting currency of these financial statements is U.S. dollars.

Transactions in currencies other than Pingtan Fishing’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the end of the reporting periods. Exchange differences arising on the settlement of monetary items and on retranslation of monetary items at period-end are included in income statement of the period.

For the purpose of presenting these financial statements, Pingtan Fishing’s assets and liabilities are expressed in U.S. dollars at the exchange rate on the balance sheet date, owners’ equity accounts are translated at historical rates, and income and expense items are translated at the weighted average exchange rate during the period. The resulting translation adjustments are reported under accumulated other comprehensive income in the owners’ equity section of the balance sheets.

Translations adjustments resulting from this process are included in accumulated other comprehensive income in the owners’ equity were $2,492,010, $2,298,025 and $1,557,344 as of June 30, 2012, December 31, 2011 and 2010, respectively.

Cash and Cash Equivalents

Pingtan Fishing considers highly-liquid investments with maturities of three months or less, when purchased, to be cash equivalents. As at June 30, 2012 and December 31, 2011 and 2010, the company’s cash and cash equivalents comprised cash on hand and cash in bank. All of Pingtan Fishing’s cash deposits are held with financial institutions located in the PRC where there is currently no rule or regulation mandated on obligatory insurance of bank accounts. Pingtan Fishing believes these financial institutions are of high credit quality.

Short-term Investment

Pingtan Fishing did not hold any short-term investment as of June 30, 2012. Pingtan Fishing’s short-term investment as of December 31, 2011 consisted of units of an equity investment fund. This short-term investment is classified as available-for-sale, and is accounted for at fair value, with unrealized gains and losses included as a separate component of comprehensive income. Pingtan Fishing did not hold any short-term investment as of December 31, 2010.

Notes Receivable, Accounts Receivable and Other Receivables

Notes receivable represents bankers’ acceptances that have been arranged with third-party financial institutions. These bankers' acceptances are non-interest bearing and are collectible within six months.

Accounts receivable are recognized at original sales amounts. Accounts receivable and other receivables are carried at net realizable value.

Pingtan Fishing only grants credit periods to established customers with long and good paying history. Credit periods to independent customers are within 180 days after customers pick up purchased goods.

Pingtan Fishing maintains allowances for doubtful accounts for estimated losses resulting from the inability of Pingtan Fishing’s debtors to make required payments. Pingtan Fishing reviews customer credit worthiness, past transaction history, and changes in payment terms when determining the adequacy of these allowances. Accounts are written off against the allowance when it becomes evident collection will not occur.

Fishing Licenses

Each of Pingtan Fishing’s fishing vessels requires an approval from Ministry of Agriculture of the People’s Republic of China to carry out ocean fishing projects in foreign territories. These approvals are valid for a period from three-to-twelve months, and are awarded to Pingtan Fishing at no cost. Pingtan Fishing applies for the renewal of the approval prior to expiration to avoid interruptions of its fishing vessels’ operations.

Each of Pingtan Fishing’s fishing vessels operated in Indonesian waters require a fishing license granted by the authority in Indonesia. Indonesia fishing licenses remain effective for a period of twelve months and Pingtan Fishing applies for renewal up on expiration. Pingtan Fishing records cost of Indonesia fishing licenses in prepaid expenses and amortizes over the effective period of the licenses.

Inventories

Inventories are stated at the lower of cost or market. Cost comprises of fuel, depreciation, direct labor, shipping, consumables, and government levied charges and taxes. Consumables include fishing nets and metal containers used carried by fishing vessels and are amortized during expected useful lives of three months. Pingtan Fishing fishing fleets in India and Indonesia water operate around the year, although May to July period demonstrates lower catch quantities compared to August to December peak season. Cost incurred during a fishing vessel’s relocation period between different operating territories is deferred and amortized in ensuing six-month period. Cost of frozen fish and other marine catches at period-ends is calculated using the weighted average method.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. Fully depreciated property and equipment contributed by equity owners in exchange for the paid-in capital of Pingtan Fishing are recorded at equity owners’ historical cost basis of zero. Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of assets as set out below.

Estimated Useful Lives
Fishing vessels	10-20 years
Fishing vessel major improvements	4 to 20 years
Office and other equipment	5 years

When an item of property and equipment is sold or retired, its cost and accumulated depreciation are eliminated from the balance sheet, and any resulting gain or losses are included in the income statement.

A major maintenance and replacement is planned regularly for Pingtan Fishing’s fishing vessels to maintain their usage conditions. Related cost is capitalized to the associated fishing vessels and depreciated during the intervals of these major maintenance and replacement, which are between 12 and 24 months.

Properties in the course of construction for production or administrative purposes are carried at cost.

Capitalized Interest

Interest associated with the construction of property and equipment is capitalized and included in the cost of the property and equipment. When no debt is incurred specifically for the construction of an item of property and equipment, interest is capitalized on amounts expended on the construction using weighted-average cost of Pingtan Fishing’s outstanding borrowings. Capitalization of interest ceases when the construction is substantially complete or the construction activity is suspended for more than a brief period. For the six month periods ended June 30, 2012, Pingtan Fishing capitalized $70,831 in the property and equipment under construction. For the years ended December 31, 2011 and 2010, Pingtan Fishing capitalized $109,899 and $0 in the property and equipment under construction, respectively.

Impairment of Long-lived Assets

In accordance with ASC 360, “Property, Plant and Equipment”, Pingtan Fishing reviews the carrying values of long-lived assets, whenever facts and circumstances indicate that the assets may be impaired. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If an asset is considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs of disposal. Pingtan Fishing performed annual reviews of long-lived assets and concluded that no triggering events were identified as of June 30, 2012, December 31, 2011 and 2010.

Revenue Recognition

Sale of frozen fish and other marine catches

Pingtan Fishing recognizes sales in accordance with ASC 605, “Revenue Recognition.” Pingtan Fishing recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the price to the customer is fixed or determinable, and collection of the resulting receivable is reasonably assured.

With respects to the sale of frozen fish and other marine catches to third party customers, most of which are sole proprietor regional wholesalers in China, Pingtan Fishing recognizes revenue when customers pick up purchased goods at Pingtan Fishing’s cold storage warehouse, after payment is received by Pingtan Fishing or credit sale is approved by Pingtan Fishing for recurring customers with excellent payment history.

Pingtan Fishing does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers. Pingtan Fishing does not accept returns from customers. Deposits or advance payments from customers prior to delivery of goods are recorded as customer deposits.

Rental income

From November 2010 to September 2011, Pingtan Fishing leased 10 fishing vessels to a related party. Operating lease periods ranged from 15 months to four years, all of which were terminated early in September 2011. Rental income from operating lease is recognized on a straight-line basis over the term of the lease.

Subsidy Income

Subsidy income is recognized as income in the period in which funds were received from the government. Pingtan Fishing receives an ocean fishing fuel subsidy from the local government. The fuel subsidy is jointly approved by the Fujian Provincial Department of Finance and the Fujian Provincial Department of Ocean and Fisheries.

Income Taxes

Pingtan Fishing accounts for income taxes in accordance with ASC 740 “Income Taxes”. Under this method, deferred income taxes are recognized for the estimated tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts and each year-end based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized when, in management’s opinion, it is more likely than not that some portion of the deferred tax assets will not be realized. The provision for income taxes represents current taxes payable net of the change during the period in deferred tax assets and liabilities.

Pingtan Fishing is governed by the Income Tax Law of the PRC and is subject to tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments.

Pingtan Fishing is a qualified ocean fishing enterprise as certified by the Ministry of Agriculture of the PRC. The qualification is renewed on April 1 each year. According to Cai Shui Zi (1997) No. 114 “Notice of Ministry of Finance and the State Administration of Taxation on Relevant Issues concerning Enterprise Income Tax on Domestic Enterprises Engaged in Fishery Business” issued by the Ministry of Finance of the PRC and State Administration of Taxation in 1997, Order of the State Council of the People's Republic of China No. 512 “Regulation on the Implementation of the Enterprise Income Tax Law of the People's Republic of China” issued by the State Council in 2007, Guo Shui Fa (2005) No. 129 “Measures for the Administration of Tax Deduction or Exemption (Trial Implementation)” issued by State Administration of Taxation in 2008, and State Administration of Taxation Announcement (2011) No. 48 “Notice of the State Administration of Taxation on Relevant Issues concerning the Implementation of Preferential Policies of Enterprise Income Tax on Agriculture, Forestry, Stockbreeding and Fishery Projects”, Pingtan Fishing is exempt from income tax derived from its ocean fishing operations in the periods it holds a valid Ocean Fishing Enterprise Qualification Certificate issued by the Ministry of Agriculture of the PRC.

Pingtan Fishing is not subject to foreign income taxes for its operations in India or the Indonesia Exclusive Economic Zones.

Fair Value Measurements

Pingtan Fishing applies the provisions of ASC Subtopic 820-10, “Fair Value Measurement” for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements. ASC 820 also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Fair value is defined as the price that would be received if an asset was sold or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, Pingtan Fishing considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

ASC 820 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes three levels of inputs that may be used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

☐ Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

☐ Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

☐ Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

As of June 30, 2012, none of Pingtan Fishing’s financial assets or liabilities were measured at fair value on a recurring basis. The assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820 as of December 31, 2011 were as follows:

	Fair value measurement	Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-term investment	$787,065	-	$787,065	-

Short-term investment represents units in an equity investment fund. Pingtan Fishing is able to redeem the investment with the fund as of December 31, 2011, at the fund’s published net asset value per unit. Accordingly, as permitted, Pingtan Fishing measures the fair value at the published net asset value per unit, which is a level 2 measurement.

There were no transfers between level 1, level 2 or level 3 measurements for the six month periods ended June 30, 2012 and 2011.

As of June 30, 2012 and December 31, 2011, none of Pingtan Fishing’s nonfinancial assets or liabilities were measured at fair value on a nonrecurring basis.

The carrying values of Pingtan Fishing’s financial assets and liabilities, including restricted cash, notes receivable, accounts receivable, other receivables, other current assets, short-term loans, accounts payable, and other payables and accrued liabilities, are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization, and if applicable, their stated interest rate approximates current rates available.

Statement of Cash Flows

In accordance with ASC 230, “Statement of Cash Flows”, cash flows from Pingtan Fishing’s operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily correspond with changes in the corresponding balances on the balance sheet.

Recently Issued Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurements (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. The new guidance is to be applied prospectively. The guidance was effective from January 1, 2012. Pingtan Fishing does not anticipate that the adoption of this standard will materially affect its combined financial statements.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”. ASU 2011-05 eliminates the option to report other comprehensive income and its components in the statements of changes in equity. ASU 2011-05 requires that all non-owner changes in shareholders’ equity be presented in either a single continuous statement of comprehensive income or in two separate but consecutive statements. The new guidance will applied retrospectively. The guidance was effective beginning January 1, 2012. Pingtan Fishing does not anticipate that the adoption of this standard will change the presentation of its combined financial statements.

In January 2010, ASU No. 2010-06 "Fair Value Measurements and Disclosures (Topic 820) Improving Disclosures about Fair Value Measurement" was issued, which provides amendments to Subtopic 820-10 that requires new disclosures as follows:

•	Transfers in and out of Levels 1 and 2. A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers.

•	Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number).

The update provides amendments to Subtopic 820-10 that clarifies existing disclosures as follows:

•	Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities.

•	Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3.

The update also includes conforming amendments to the guidance on employers' disclosures about postretirement benefit plan assets (Subtopic 715-20). The conforming amendments to Subtopic 715-20 change the terminology from major categories of assets to classes of assets and provide a cross reference to the guidance in Subtopic 820-10 on how to determine appropriate classes to present fair value disclosures. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

In July 2010, the FASB issued Standards Update (ASU) No. 2010-20, Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The ASU requires further disaggregated disclosures that improve financial statement users’ understanding of: 1) the nature of an entity’s credit risk associated with its financing receivables and 2) the entity’s assessment of that risk in estimating its allowance for credit losses as well as changes in the allowance and the reasons for those changes. For public entities, the new and amended disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. For nonpublic entities, the disclosures are effective for annual reporting periods ending on or after December 15, 2011. Since Pingtan Fishing only files combined financial statements with the SEC and do not meet any of the following conditions as listed below, Pingtan Fishing is considered a nonpublic entity with respect to determination of the effective date of ASU 2010-20:

•	Its debt or equity securities, including securities quoted only locally or regionally, trade in a public market either on stock exchange (domestic or foreign) or in an over-the-counter market.
•	It is a conduit bond obligor for conduit debt securities that are traded in a public market (a domestic or foreign stock exchange or an over-the-counter market, including local or regional markets).
•	It files with a regulatory agency in preparation for the sale of any class of debt or equity securities in a public market.
•	It is controlled by an entity covered by any of the preceding criteria.

Consequently, Pingtan Fishing is required to adopt the provisions of ASU 2010-20 for the first annual reporting period ending on or after December 15, 2011. The adoption of this standard has no material effect on Pingtan Fishing’s result of operations or financial position but it requires expansion of further disclosures.

In December 2011, the FASB issued ASU No. 2011-12 — “Comprehensive Income”. The amendments in this update supersede certain pending paragraphs in ASU No. 2011-05, to effectively defer only those changes in ASU No. 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The amendments will be temporary to allow the Board time to re-deliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private, and non-profit entities. The amendments in this update are effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. The adoption of the provisions in ASU 2011-12 will have no material impact on the combined financial statements.

In July 2012, the FASB issued ASU 2012-02, “Intangibles-Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment." This ASU simplifies how entities test indefinite-lived intangible assets for impairment which improve consistency in impairment testing requirements among long-lived asset categories. These amended standards permit an assessment of qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying value. For assets in which this assessment concludes it is more likely than not that the fair value is more than its carrying value, these amended standards eliminate the requirement to perform quantitative impairment testing as outlined in the previously issued standards. The guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, and early adoption is permitted. The adoption of this standard is not expected to have a material impact on Pingtan Fishing’s combined financial position and results of operations.

Results of Operations

Six Months Ended June 30, 2012 Compared to Six Months Ended June 30, 2011

The following table presents Pingtan Fishing’s operating results for the six months ended June 30, 2012 compared to the six months ended June 30, 2011.

	The six months ended June 30, 2012		The six months ended June 30, 2011
	Amount	% of revenues	Amount	% of revenues
Net revenue	$25,944,626		$10,867,161
Cost of sales	(17,978,804)	69.3%	(4,471,306)	41.1%

Gross profit	7,965,822	30.7%	6,395,855	58.9%
Selling expenses	(304,134)	1.2%	(166,632)	1.5%
General and administrative expenses	(308,556)	1.2%	(137,465)	1.3%

Income from operations	7,353,132	28.3%	6,091,758	56.1%
Income before income taxes	6,008,947	23.2%	6,637,053	61.1%
Income tax expenses	-	0.0%	-	0.0%

Net income	6,008,947	23.2%	6,637,053	61.1%

Other comprehensive income	193,985	0.7%	398,408	3.7%

Comprehensive income	$6,202,932	23.9%	$7,035,461	64.7%

Net Revenues

Pingtan Fishing’s net revenues are primarily derived from sale of seafood products. Pingtan Fishing’s net revenues increased to $25.9 million as of the six months ended June 30, 2012 from $10.9 million in the six months ended June 30, 2011, representing a 160% increase.

This increase was due to two factors:

i.	The amount of seafood products available for sales increased dramatically. In the first six months of 2011 only eight vessels were in operation, while 24 vessels were in operation as of the six months ended June 30, 2012. The operation capacity had been greatly increased. Correspondingly, the harvest volume increased from 3,666 tons in the six months ended June 30, 2011 to 9,991 tons in the six months ended June 30, 2012, representing a 172.5% increase. The sales volume also increased from 5,515 tons in the six months ended June 30, 2011 to 12,785 tons in the six months ended June 30, 2012, representing significant increase of 131.8%.

ii.	The average sales price of certain fishes increased significantly, from $1.8 (RMB11.79) per kilogram as of the six months ended June 30, 2011 to $2.03 (RMB12.79) per kilogram as of the six months ended June 30, 2012, representing an increase of 8.5%. Many kinds of fishes were sold at higher price in the first half of 2012 than the same period of 2011.

The other revenue as of the six months ended June 30, 2011 was due to the fact that Pingtan Fishing leased 10 vessels to a related party, Hong Long, from November 2010 to September 2011. According to the leasing agreement, the subsidies concerning the 8 vessels granted by the government were attributable to Pingtan Fishing and Pingtan Fishing did not charge Hong Long extra for rental. As of the year ended June 30, 2011 the revenue for rental was $913, 585, and $0 for the same period of 2012.

Cost of Goods Sold

Pingtan Fishing’s cost of sales increased $13.5 million, or 302%, to $18.0 million in the six months ended June 30, 2012, from $4.5 million in the same period of 2011. The cost of sales as a percentage of revenues increased from 41.1% to 69.3%. Cost of goods sold per kilogram increased 82.3%.

The increase of cost of goods sold is due to the increased number of vessels in operation and their related costs and increases in unit of fuel and freight. The average price of fuel was about $1000 per Kilogram in the six months ended on June 30, 2011, while it was about $1050 in the six months ended on June 30, 2012. In addition, in the first 6 months of 2011, Pingtan Fishing’s aquatic products were all carried by container and the average freight rate was $110 per ton, while in the first half of 2012 Pingtan Fishing primarily used bulk carriers to ship products instead of container carriers, which is more timely and liable to be controlled, and the unit freight price increased to $200 per ton.

Gross Profit and Gross Margin

Pingtan Fishing’s gross profit increased $1.6 million, from $6.4 million for the six months ended June 30, 2011 to $8.0 million for the six months ended June 30, 2012. The gross margin for the sale of fish and marine catches in the first six months of 2012 decreased to 30.7% as compared to the gross margin of 55.1% in the first six months of 2011, due to the following reasons:

(i)    Since April 2012, four newly built vessels have been put into operation. In the initial stage, the new crew members generally did not cooperate with the other members of the crew and the crew teams needed time to adjust in order to acheive better cooperation. The equipment and machines of the new vessels also require a certain run-in time to reach design-capacity. Therefore, a great part of the cost incurred during the second quarter of 2012 was mainly due to the experimental operation of the new vessels. Pingtan Fishing expects that the new vessels will be in proper operation by the second half of 2012 and their harvesting volume will increase and spare Pingtan Fishing similar costs.

(ii)       In India, the harvest volume was approximately 1,000 tons during the first six months of 2012, which was approximately 200 tons higher than that of the first six months of 2010, and about 2,000 tons lower than that of the first six months of 2011, due to an unusually voluminous fishing season in the first six months of 2011. Therefore, the much lower harvest volume in the first six months of 2012 caused a large gross margin decrease. Generally speaking, the peak fishing season in India is from September to December, for example, Pingtan Fishing’s harvest volume between September and December, 2010 was 8.5 times as much as the harvest volume for the first six months of 2010.

Selling expenses

The following table sets forth certain information regarding the main components of selling expenses for the years indicated:

	The six months ended June 30, 2012		The six months ended June 30, 2011
		% of		% of
	Amount	expense	Amount	expense

Storage	$171,355.13	56.3%	$165,350.00	99.2%
Printing	414.11	0.1%	1,282.23	0.8%
Traveling	1,344.69	0.4%	-
Entertainment	653.05	0.2%
Others	130,366.92	42.9%

Total	$304,134	100.0%	$166,632	100.0%

Pingtan Fishing’s sales and marketing expenses accounted for approximately 1.2% and 1.5% of its total revenue in the first half of 2012 and 2011, respectively. The largest part of the selling expense, the storage fee, kept stable during the period.

General and administrative expenses

General and administrative expenses are comprised of salaries, depreciation, office rent, travel fee and others. The following table sets forth certain information regarding the main components of Pingtan Fishing’s general and administrative expenses for the periods indicated:

	The six months ended June 30, 2012		The six months ended June 30, 2011
	Amount	% of Expense	Amount	% of Expense
Consultancy	$135,498	43,9%	$ 5,267	1.7%
Rental	79,331	25.7%	76,551	24.8%
Salaries	16,926	5.5%	7,272	2.4%
Depreciation	12,807	3.7%	-	0.0%
Tax and levies	11,537	4.2%	6,183	2.0%
Bank charge	8,476	2.7%	2,386	0.8%
Entertainment	6,730	2.2%	2,754	0.9%
Office fee	6,638	2.2%	105	0.0%
Communication fee	199	0.1%	136	0.0%
Travelling fee	124	0.0%	63	0.0%
Inspection fee	-	0.0%	3,933	0.0%
Others	30,290	9.8%	32,185	67.4%

Total	$308,556	100.0%	$137,465	100.0%

General and administrative expenses increased from $0.14 million, or 1.3% of revenues, in the first half of 2011 to $0.3 million, or 1.2% of revenues, in the first half of 2012. The increase in the six months ended June 30,2012 was mainly due to fees paid for legal service and assets assessment in preparation of the business combination.

Tax provision

According to the relevant guidance document issued by the PRC government, Pingtan Fishing enjoys an enterprise income tax exemption on its oceanic fishing business.

Relevant PRC tax guidance also provides that self-catching aquatic products that are transported back and sold in home market are regarded as non-import products and free of tariff and value-added tax (“VAT”). The sale of aquatic products is regarded as a sale of primary agricultural products free of VAT. Accordingly, sale revenue of Pingtan Fishing’s oceanic fishing business is free of VAT.

During the six months ended June 30, 2012 and the year ended December 31, 2011, Pingtan Fishing had no tax liability.

Net income

Net income decreased by 9% or $0. 6 million, from $ 6.6 million in the first half of 2011 to $6.0 million in first half of 2012, and the net profit rate decreased from 61.1% to 23.2%.

Although the income from operation for the period ended June 30, 2012 was more than for the period ended June 30, 2011 by 17% or $1 million, the other expenses for the period ended June 30, 2012 were significantly more, by $1.7 million, than for the period ended June 30, 2011. The reasons for this increase included: (i) The interest expense increased significantly due to an increase of bank-loans during the first half of 2012;(ii) No fuel subsidy had been granted to Pingtan Fishing by the government for the period ended June 30, 2012, while fuel subsidies amounting to $821,851 were granted to Pingtan Fishing during the same period of 2011.

Year Ended December 31, 2011 Compared to Year Ended December 31, 2010

	The year ended Dec 31, 2011		The year ended Dec 31, 2010
		% of		% of
	Amount	revenues	Amount	revenues
Net revenue	$25,600,636		$14,548,027
Cost of sales	(14,600,579)	57.0%	(9,147,149)	62.9%

Gross profit	11,000,057	43.0%	5,400,878	37.1%

Selling expenses	(383,472)	1.5%	(361,070)	2.5%
General and administrative expense	(251,343)	1.0%	(209,688)	1.4%

Income from operations	10,365,242	40.5%	4,830,120	33.2%

Income before income taxes	10,440,337	40.8%	4,502,945	31.0%

Net income	10,440,337	40.8%	4,502,945	31.0%

Other comprehensive income	741,398	2.9%	403,788	2.8%

Comprehensive income	$11,181,735	43.7%	$4,906,733	33.7%

Net Revenues

Net revenues are derived from sale of aquatic products and fishing vessels rental. The sale of aquatic products accounted for 94.6% of the total revenue as of the year ended December 31, 2011, while the sale of aquatic products accounted for 92% of the total revenue for the year ended December 31, 2010.

Pingtan Fishing’s net revenues derived from sale of aquatic products increased to $24.2 million in the year ended December 31, 2011, from $13.4 million in the year ended December 31, 2010, representing an increase of 81.0%.

This increase was due to the fact that the amount of seafood products available for sales increased dramatically. In 2010, only eight vessels were in operation. Since October 2011, another 12 vessels have been put into operation. As of December 31, 2011, 20 vessels were in operation and the operation capacity had thereby been greatly increased. Correspondingly, the harvest volume increased from 8,784 tons in the year ended December 31, 2010 to 16,014 tons in the year ended December 31, 2011, representing an 82% increase. The sales volume also increased from 7,652 tons in the year ended December 31, 2010 to 15,099 tons in the year ended December 31, 2011, representing a significant increase of 97.3%.

The revenue from fishing vessel rent was related to Pingtan Fishing leasing 10 vessels to its related party, Hong Long, from November 2010 to September 2011. According to the lease agreement, the subsidies for the 10 vessels granted by the government were attributable to Pingtan Fishing and Pingtan Fishing did not charge Hong Long extra for rental. As of the years ended December 31, 2011 and 2010, the revenue from rental was $1.4 million and $1.2 million, respectively.

Cost of Revenue

Pingtan Fishing’s cost of revenue was all for cost of goods sold, or COGS. COGS increased $5.5 million, or 60%, to $14.6 million in the year ended December 31, 2011, from $9.1 million in the year ended December 31, 2010. Cost of goods sold per kilogram decreased by 16.5% between the periods.

The increase of COGS primarily related to increases in vessels in operation and expanded operating capacity, as well as increased unit price of fuel and freight. The average price of fuel was about $800 per KL in the year ended on December 31, 2010, while it was approximately $1000 in the year ended on December 31, 2011. In addition, in 2010 and the first nine months of 2011, Pingtan Fishing’s seafood products were carried by container and the average freight fee was $100 per ton. Since October 2011, Pingtan Fishing began to use bulk carrier to ship products instead of container carrier, which permits prompter, more controlled delivery, and the unit freight price increased to $180 per ton.

Gross Profit and Gross Margin

Pingtan Fishing’s gross profit increased from $5.4 million as of the year ended December 31, 2010 to $11 million as of the year ended December 31, 2011. Gross margin increased from 37% for the year ended December 31, 2010 to 43% for the year ended December 31, 2011. The increase in gross margin was primarily due to that the harvest volume increased dramatically and the unit COGS was diluted greatly.

Selling expenses

The following table sets forth certain information regarding the main components of selling expenses for the years indicated:

	The year ended Dec 31, 2011		The year ended Dec 31, 2010
	Amount	% of expense	Amount	% of expense

Storage	$334,158	87.14%	$345,659	95.73%
Others	49,314	12.86%	15,411	4.27%
Total	$383,472	100.00%	$361,070	100.00%

Pingtan Fishing’s sales and marketing expenses accounted for approximately 1.5% and 2.5% of its total revenue in year 2011 and 2010, respectively. The fluctuation of selling expenses is not great, as the storage fee, which is the main component of selling expense, kept stable during 2011 and 2010.

General and administrative expenses

General and administrative expenses are comprised of salaries, depreciation, office rent, travel fee and other expenses. The following table sets forth information regarding the main components of Pingtan Fishing’s general and administrative expenses for the years indicated:

	The year ended Dec 31, 2011		The year ended Dec 31, 2010
	Amount	% of expense	Amount	% of expense

Communication fee	$230	0.09%	$900	0.43%
Office fee	15,832	6.30%	44,760	21.35%
Inspection fee	16,743	6.66%
Travelling fee	1,527	0.61%
Entertainment	20,213	8.04%	4,076	1.94%
Salaries	22,509	8.96%	9,117	4.35%
Tax& extras	8,969	3.57%	1,869	0.89%
Consultancy	5,562	2.21%
Depreciation	5,055	2.01%	1,447	0.69%
Rent	154,703	61.55%	147,519	70.35%
Total	$251,343	100.00%	$209,688	100.00%

General and administrative expenses increased from $0.21 million, or 1.4% of revenues in 2010 to $0.25 million, or 1.0% of revenues in 2011. The fluctuation of general and administrative expenses is not significant, as the office rent, which is the main component of general and administrative expense, remained at RMB1,000,000 during 2011 and 2010.

Tax provision

During 2011 and 2010 no tax provision occurred.

Net income

Net income increased by 132% or $5.9 million, from $4.5 million in 2010 to $10.4 million in 2011, and the net profit rate increased by 32%, from 31% to 41%.

The increase of net income was due to: (i) increase of gross margin; and (ii) increase of government grant. In order to support the oceanic fishing companies, the PRC government granted fuel subsidies to certain certificated ocean fishing companies. Pingtan Fishing received fuel subsidies from the PRC Government in the amount of $830,446 in 2011 and $ 476,489 in 2010, respectively.

Liquidity and Capital Resources

As of June 30, 2012, Pingtan Fishing had cash and cash equivalents of $215,776, consisting primarily of cash on hand and demand deposits.

Pingtan Fishing’s current assets totaled $137.2 million as of June 30, 2012, while Pingtan Fishing’s current liabilities totaled $88.8 million. Pingtan Fishing has financed its activities to date primarily through cash generated from operating activities and bank loans. Pingtan Fishing believes that its currently available working capital will be sufficient to maintain its operations at the current level for at least the next 12 months.

As of December 31, 2011, Pingtan Fishing had cash and cash equivalents of $1,794,796, consisting primarily of cash on hand and demand deposits.

Pingtan Fishing’s current assets totaled $69 million as of December 31, 2011 while Pingtan Fishing’s current liabilities totaled $50.0 million.

As part of Pingtan Fishing’s efforts to expand its harvest capacity, Pingtan Fishing actively explores opportunities to expand its fleet of vessels. Pingtan Fishing’s capital expenditures have historically related to the acquisition of vessels. Pingtan Fishing entered into a vessel purchase contract with Yiyang Zhonghai Vellel LLC (“Yiyang”) to construct 10 vessels in 2011, and those 10 vessels were delivered in the first half year of 2012. Four of the 10 newly built vessels were in operation as of June 30, 2012, and the remaining 6 started operating in July 2012. Additionally, on March 22, 2012, Pingtan Fishing entered into contracts with Huanghai Shipbuilding Co., Ltd. ("Huanghai") to build another 10 new vessels with gross tonnage of 292 tons per vessel, for approximately $9,475,230. Pingtan Fishing believes the expansion of its fleet will increase its harvesting capacity and cash generated from operating activities in the near future.

Six Months Ended June 30, 2012 Compared to Six Months Ended June 30, 2011

The following table sets forth a summary of Pingtan Fishing’s cash flows for the periods indicated:

	The six months ended June	The six months ended June
	30, 2012	30, 2011

Net cash provided by (used in):
Operating Activities	$(1,307,443)	$10,227,681
Investing Activities	(40,232,318)	(3,040,010)
Financing Activities	37,330,178	(7,444,255)
Effects of exchange rates on cash and equivalents	15,677	8,478
Net decrease in cash and equivalents	$(1,579,020)	$(248,106)

	The six months ended June 30, 2012	The six months ended June 30, 2011

Cash flows from operating activities
Net income	$6,008,947	$6,637,053
Adjustments to reconcile net income to net cash generated operating activities
Depreciation	1,857,657	690,470
Available-for-sale financial instrument fair value adjustment	(15,882)	-
Changes in operating assets and liabilities
Accounts receivable - third party customers	(3,902,169)	(1,516,955)
Accounts receivable - related parties	(570,940)	1,038,949
Other receivables - third parties	(3,285,576)	(15,310)
Inventories	(123,299)	(1,014,115)
Prepaid expenses and other current assets	(2,667,083)	30,105
Accounts payable - third party suppliers	997,779	(72,299)
Accounts payable - related parties	1,953,846	4,809,492
Customer deposits	(419,600)	(358,365)
Other payables and accrued liabilities - third parties	331,883	(1,344)

Net cash generated by operating activities	$(1,307,443)	$10,227,681

Net cash provided by operating activities was $1.3 million for the six months ended June 30, 2012, as compared to net cash provided by operating activities of $10.2 million for the six months ended June 30, 2012.

The major source of cash inflow from operating activities was from net income of $6.0 million in the first six months of 2012 and net income of $6.6 million in the first six months of 2011.

Pingtan Fishing’s cash flows from operating activities changed significantly due to the following reasons:

(i) prepaid expense and other assets increased significantly as of the six months ended June 30, 2012, mainly due to the subscription of shares of the common stock of Fujian Pingtan Rural-Commercial Bank Joint-Stock Co., Ltd during the first half of 2012.

(ii) accounts receivable (including the third parties and the related parties) increased by $3.3 million as of the six months ended June 30, 2012, while it increased by $0.5 million during the same period of 2011.

(iii) The other receivable from the third parties increased by $3.3 million as of the six months ended June 30, 2012.

Investing activities

Net cash used for purchase of property and equipment for the six months ended June 30, 2012, was $ 5.3 million, as compared to net cash used for purchase of property and equipment of $1.9 million for the six months ended June 30, 2011.

Net cash paid to related parties for as of the six months ended June 30, 2012 was $ 35.8 million as compared to $1.2 million during the same period of 2011.

Financing activities

Net cash provided for financing activities for the six months ended June 30, 2012 was $37.3 million, while net cash used for financing activities was $7.4 million as of the six months ended June 30, 2011.

Pingtan Fishing borrowed from banks for daily operation and vessel construction. As of the six months ended June 30, 2012, the proceeds from short-term loans were $61.4 million and the repayment of short term loans was $30.9 million. Other payables to related parties increased $6.9 million as of the year ended December 31, 2011.

Pingtan Fishing believes that the cash on hand and cash flows from operations will meet its present cash needs, but Pingtan Fishing may require additional cash resources to implement Pingtan Fishing’s expansion through the acquisition of additional facilities. If Pingtan Fishing’s own financial resources are insufficient to satisfy the capital requirements, Pingtan Fishing may seek to sell additional equity or debt securities or obtain additional credit facilities. Any failure by Pingtan Fishing to raise additional funds on terms favorable to Pingtan Fishing, or at all, could limit the ability to expand Pingtan Fishing’s business operations and could harm the overall business prospects.

Year Ended December 31, 2011 Compared to Year Ended December 31, 2010

The following table sets forth a summary of Pingtan Fishing’s cash flows for the periods indicated:

	The year ended Dec 31, 2011	The year ended Dec 31, 2010

Net cash provided by (used in):
Operating Activities	$7,060,220	$5,898,007
Investing Activities	(29,435,226)	(11,211,329)
Financing Activities	23,642,852	5,609,712
Effects of exchange rates on cash and equivalents	40,418	12,986
Net increase in cash and equivalents	$1,308,264	$309,376

Operating activities

	The year ended	The year ended
	December 31, 2011	December 31, 2010

Cash flows from operating activities:
Net income	$10,440,337	$4,502,945
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	1,917,747	1,164,798
Available-for-sale financial instrument fair value adjustment	705	-
Changes in operating assets and liabilities
Accounts receivable– third party customers	1,627,853	(1,119,286)
Accounts receivable– related parties	(3,426,607)	(1,001,070)
Other receivables– third parties	(323,246)	-
Inventories	(1,848,587)	899,157
Prepaid expenses and other current assets	(806,829)	949
Accounts payable– third party suppliers	(73,055)	95,752
Accounts payable– related parties	(1,423,494)	971,397
Customer deposits	771,142	345,299
Other payables and accrued liabilities – third parties	204,254	38,066

Net cash provided by operating activities	$7,060,220	$5,898,007

Net cash provided by operating activities was $7.1 million for the year ended December 31, 2011, as compared to net cash provided by operating activities of $5.9 million for the year ended December 31, 2010.

The major source of cash inflow from operating activities was from net income of $10.4 million and $4.5 million in 2011 and 2010, respectively.

As Pingtan Fishing expanded its operation in 2011, the cash used for operation increased dramatically, which was reflected an increase of inventory of $1.8 million and an increase of prepaid expenses and other current assets of $0.8 million. The accounts payable decreased by $1.5 million. Meanwhile, the advance from customers increased $0.8 million and the accounts receivable increased $1.8 million. The above factors influenced the net cash used in operational activities by $5.1 million in total.

Investing activities

Net cash used in purchase of property and equipment for the year ended December 31, 2011, was $ 7.1 million, as compared to $1.6 million during 2010. Pingtan Fishing used the majority of the cash to purchase vessels and pay for maintenance of vessels.

Net cash paid to related parties for the year ended December 31, 2011, was $ 21.6 million, as compared to $9.6 million during 2010.

Financing activities

Net cash provided by financing activities for the year ended December 31, 2011, was $ 23.6 million, as compared to $5.6 million for the year ended December 31, 2010.

Pingtan Fishing borrowed from banks for daily operation and vessel construction. As of the year ended on December 31, 2011, the proceeds from short-term loans was $21.3 million and the repayment of short term loans was $10.1 million. Other payables to related parties increased 12.3 million as of the year ended December 31, 2011.

Pingtan Fishing believes that its cash on hand and cash flows from operations will meet its present cash needs, but Pingtan Fishing may require additional cash resources to implement its expansion through the acquisition of additional facilities. If Pingtan Fishing’s own financial resources are insufficient to satisfy the capital requirements, Pingtan Fishing may seek to sell additional equity or debt securities or obtain additional credit facilities. Any failure by Pingtan Fishing to raise additional funds on terms favorable to Pingtan Fishing, or at all, could limit the ability to expand its business operations and could harm its overall business prospects.

Contractual Obligations

The following summarizes Pingtan Fishing’s contractual obligation as of December 31, 2011:

(i) Operating leases

	< 1 Year	1 – 3 Years	3 – 5 Years	> 5 Years
Operating Lease Obligations
Operating Lease	$385,613	$106,780	$-	$-

Pingtan Fishing sub-leased office area and cold storage warehouse cells from Hong Long. Pursuant to an Office Space Rental and Staff Dispatch Agreement entered into on January 1, 2010, with a three-year term, annual lease and facilities expenses are RMB1,000,000. Cold storage warehouse cell sub-lease contracts were entered into simultaneously with Hong Long’s lease contracts with the third party lessor, which are renewed every 12 to 16 months. May 1, 2012, Pingtan Fishing signed a new lease contract with Fuxin and rented a warehouse with areas of 2,479 square meters at $9.5 (RMB60) per month per square meter for a leasing period from May 1, 2012 to April 30, 2013.

(ii) Vessel purchases

Pingtan Fishing entered into a vessel purchase contract with Yiyang, in November 2010. According to the vessel purchase contract, Yiyang agreed to construct ten 43-meter refrigerated trawl-vessels for Pingtan Fishing. The contract amounted to $7.4 million (RMB46.8 million). As of December 31, 2011, Pingtan Fishing had capital commitments amounting to $3.9 million related to the construction of fishing vessels.

In March 2012, Pingtan Fishing entered into a series of construction contracts to build 10 fishing vessels for a total price of $9.5 million.

Off-Balance Sheet Arrangements

Guarantees and collaterals provided to related parties

In May 2012, Pingtan Fishing and Hong Long jointly entered into a pledge contract with Fuzhou Rural-Commercial Bank Jianxin Branch.  Pursuant to the terms of the pledge contract, Pingtan Fishing pledged certain fishing vessels with carrying amount of approximately $1,500,000, as collateral to jointly secure Haoyouli’s short-term loan from the financial institution, approximately in amount of $3,800,000, due May 27, 2013.  In addition to the collateral provided to Haoyouli, Pingtan Fishing also guaranteed the repayment of the $3,800,000 short-term loan.

As of the date of this proxy statement, Pingtan Fishing has not received any demand from the lender that collateralized properties are intended to be disposed or to make any payments under the guarantee.

In February 2012, Pingtan Fishing provided a guarantee to Haoyouli for its short-term loan from Bank of Communications Co., Fujian Provincial Branch in amount of approximately $3,900,000. The guaranteed short-term loan is due February 22, 2013.

In April 2012, Pingtan Fishing provided certain guarantees to Hong Long for its short-term loans from China Industrial International Trust Limited in amount of approximately $7,900,000. These guaranteed short-term loans are due October 5, 2012.

As of date of this proxy statement, Pingtan Fishing is not required to make any payments under these guarantee agreements.

Quantitative and Qualitative Disclosures About Market Risk

Foreign Exchange Rate Fluctuation Risk

The functional currency of Pingtan Fishing is the Chinese Yuan Renminbi (“RMB”). The reporting currency of these financial statements is the United States dollar. As a result, fluctuations in the exchange rates between the U.S. dollar and Renminbi will affect Pingtan Fishing’s results of operations and financial condition. The Renminbi’s exchange rate with the U.S. dollar and other currencies is affected by, among other things, changes in China’s political and economic conditions and China’s foreign exchange policies. On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the RMB to the U.S. dollar. Under this policy, the Renminbi was permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. For almost two years after reaching a high against the U.S. dollar in July 2008, the Renminbi traded within a narrow band against the U.S. dollar, remaining within 1% of its July 2008 high. As a consequence, the Renminbi fluctuated sharply since July 2008 against other freely traded currencies, in tandem with the U.S. dollar. In June 2010, the PRC government announced that it would increase the Renminbi exchange rate flexibility and since that time the Renminbi has gradually appreciated against the U.S. dollar. However, it remains unclear how this flexibility might be implemented. There remains significant international pressure on the PRC government to adopt a more flexible currency policy, which could result in greater fluctuation of the Renminbi against the U.S. dollar.

Any devaluation of the Renminbi against the U.S. dollar would consequently have an adverse effect on Pingtan Fishing’s financial performance and asset values when measured in terms of U.S. dollars.  On the other hand, any appreciation of the Renminbi against the U.S. dollar would have a favorable effect on Pingtan Fishing’s financial performance and asset values when measured in U.S. dollars.  In addition, as of June 30, 2012, December 31, 2011 and 2010, Pingtan Fishing had cash denominated in Renminbi amounting to approximately $215,776, $1,794,796 and $486,532, respectively. Accordingly, a decoupling of the Renminbi may affect Pingtan Fishing’s financial performance in the future.

For the purpose of presenting these financial statements, Pingtan Fishing’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, owners’ equity accounts are translated at historical rates, and income and expense items are translated at the weighted average exchange rate during the period. The resulting translation adjustments are reported under accumulated other comprehensive income in the owners’ equity section of the balance sheets. Translations adjustments resulting from this process are included in accumulated other comprehensive income in the owners’ equity were $2,492,010, $2,298,024 and $1,557,344 as of June 30, 2012, December 31, 2011 and 2010, respectively.  Pingtan Fishing does not engage in hedging activities and as such, Pingtan Fishing may in the future experience economic loss as a result of any foreign currency exchange rate fluctuations.

Interest Rate Fluctuation Risk

Pingtan Fishing’s exposure to interest rate risk primarily relates to the interest income generated by excess cash, which is mostly held in interest bearing bank deposits. Pingtan Fishing is also exposed to interest rate risk related to finance expenses incurred by short-term and long-term bank borrowings. Pingtan Fishing has not used any derivative financial instruments to manage its interest risk exposure. Pingtan Fishing has not been exposed, nor does it anticipate being exposed, to material risks due to changes in interest rates. However, Pingtan Fishing’s future finance income may be lower than expected due to changes in market interest rates.

Inflation Rate Fluctuation Risk

In recent years, inflation has not had a material impact on Pingtan Fishing’s results of operations. According to the National Bureau of Statistics of China, the consumer price index in China rose 3.3% in 2010, rose 4.1% in 2011. China’s Consumer Price Index increased 3.3% for the six months ended June 30, 2012 compared to the same period in 2011. If inflation rises, it may materially and adversely affect Pingtan Fishing’s business.

THE EXTRAORDINARY GENERAL MEETING OF CGEI SHAREHOLDERS

Date, Time and Place of the CGEI Extraordinary General Meeting

The extraordinary general meeting of CGEI shareholders, or the CGEI extraordinary general meeting, is scheduled to be held at [•] on [•], 2013, at [•] a.m., [•] time.

Purpose of the CGEI Extraordinary General Meeting

At the CGEI extraordinary general meeting, CGEI shareholders will be asked to:

•	consider and act on a proposal to approve and adopt the Merger Agreement;

•	consider and act on a proposal to adopt amendments to the memorandum and articles of association of CGEI to increase the authorized share capital from $65,000 divided into 60,000,000 ordinary shares and 5,000,000 preferred shares to $105,000 divided into 100,000,000 ordinary shares and 5,000,000 preferred shares;

•	consider and act upon a proposal to adopt amendments to the memorandum and articles of association of CGEI to change CGEI’s name;

•	consider and act on a proposal to approve the adjournment of the CGEI extraordinary general meeting, if necessary, to permit the further solicitation of proxies because there are not sufficient votes at the CGEI extraordinary general meeting to vote in favor of the approval and adoption of the Merger Agreement and the share capital increase authorization; and

•	transact any other business that may properly come before the CGEI extraordinary general meeting or any reconvened meeting following an adjournment or postponement of the CGEI extraordinary general meeting.

Record Date; Outstanding Shares Entitled to Vote

The CGEI board has fixed [•], 2012, as the record date for the CGEI extraordinary general meeting. If you were a holder of record of CGEI Ordinary Shares at the close of business on the record date, you are entitled to vote your CGEI Ordinary Shares held on the record date at the CGEI extraordinary general meeting.

As of the record date, there were [•] CGEI Ordinary Shares outstanding and entitled to vote at the CGEI extraordinary general meeting.

Ownership of CGEI Shares

If your CGEI shares are registered directly in your name with CGEI’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those CGEI shares, the “shareholder of record.” This proxy statement and the enclosed proxy card have been sent directly to you by CGEI.

If your CGEI shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of CGEI shares held in “street name.” This proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those CGEI shares, the shareholder of record. As the beneficial owner of CGEI shares held in street name, you have the right to direct your broker, bank or nominee how to vote your CGEI shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet.

Quorum

In order to transact business at the CGEI extraordinary general meeting, a quorum of CGEI shareholders must be present. A quorum will exist if two members being individuals are present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative. Accordingly, the presence at the CGEI extraordinary general meeting, either in person or by proxy, of at least two holders of CGEI Ordinary Shares will be required to establish a quorum. If a quorum is not present, the CGEI special extraordinary general may be adjourned, to a time and place at the discretion of the directors.

Holders of CGEI Ordinary Shares present in person at the CGEI extraordinary general meeting but not voting, and CGEI Ordinary Shares for which CGEI has received proxies indicating that their holders have abstained, will be counted as present at the CGEI extraordinary general meeting for purposes of determining whether a quorum is established.

Vote Required

Under Cayman Islands law and CGEI’s memorandum and articles of association, the affirmative vote of the holders of at least a majority of the issued and outstanding CGEI Ordinary Shares present and voting at the meeting is required to approve and adopt the Merger Agreement and to adopt amendments to the memorandum and articles of association of CGEI to increase the authorized share capital. For approval of the proposals to adopt the amendments to the memorandum of articles of association of CGEI to change CGEI’S name and an adjournment, if any, of the CGEI extraordinary general meeting and such other business that may properly come before the CGEI extraordinary general meeting a two third affirmative vote of the members present and voting at the extraordinary general meeting is needed.

If you fail to vote in person or by proxy with respect to any CGEI shares for which you are the record owner or fail to instruct your broker or other nominee on how to vote the CGEI shares you hold in street name with respect to the adjournment proposal, your CGEI shares will not be voted, or treated as present at the CGEI extraordinary general meeting and entitled to vote, on that proposal, and as such, your failure to vote or to instruct your broker or nominee how to vote will not have the effect of a “FOR” or “AGAINST” vote with respect to that proposal.

Recommendation of the CGEI Board

Proposal No. 1: The CGEI board unanimously determined that the merger agreement and consummation of the transactions contemplated thereunder are advisable, fair and in the best interests of CGEI and its shareholders and unanimously approved the Merger Agreement. The CGEI board recommends that the shareholders of CGEI vote “FOR” the proposal to approve and adopt the Merger Agreement. Additional information on the recommendation of the CGEI board is set forth in “The Business Combination — Recommendation of the CGEI Board; CGEI’s Reasons for the Business Combination” beginning on page 164.

CGEI shareholders should carefully read this proxy statement in its entirety for additional information concerning the merger agreement and the business combination. In addition, CGEI shareholders are directed to the merger agreement, and the Pingtan Fishing share purchase agreement, which are attached to this proxy statement as Annexes A and B, respectively.

Proposal No. 2: The CGEI board unanimously recommends that the shareholders of CGEI vote “FOR” the adoption of amendments to the memorandum and articles of association of CGEI to increase the authorized share capital from $65,000 divided into 60,000,000 ordinary shares and 5,000,000 preferred shares to $105,000 divided into 100,000,000 ordinary shares and 5,000,000 preferred shares because there are not enough authorized ordinary shares for CGEI to satisfy its obligations under the Merger Agreement and the Pingtan Fishing share purchase agreement.

Proposal No. 3: The CGEI board unanimously recommends that the shareholders of CGEI vote “FOR” the adoption of the amendment to the memorandum and articles of association of CGEI to change CGEI’s name to Pingtan Marine Enterprise Ltd.

Proposal No. 4: The CGEI board unanimously recommends that the shareholders of CGEI vote “FOR” the adjournment of the CGEI extraordinary general meeting to permit further solicitation of proxies because there are not sufficient proxies at the CGEI extraordinary general meeting to vote in favor of the approval and adoption of Proposals 1 and 2.

Voting by CGEI’s Directors, Executive Officers and Initial Shareholders

As of the record date, CGEI’s directors and executive officers and certain of their affiliates beneficially owned [•] CGEI Ordinary Shares entitled to vote at the CGEI extraordinary general meeting. This represents approximately [• ]% of the total votes entitled to be cast at the CGEI extraordinary general meeting. Each CGEI director and executive officer and certain of their affiliates have indicated his or her present intention to vote, or cause to be voted, the CGEI Ordinary Shares owned by him or her for the approval and adoption of the Merger Agreement. In addition, CGEI’s initial shareholders have agreed to vote all their founder shares in accordance with the majority of votes cast by the public holders of CGEI Ordinary Shares and any Ordinary Shares acquired by them in or after CGEI’s initial public offering in favor of CGEI’s initial business combination. CGEI’s initial shareholders own 20% of the issued and outstanding CGEI’s Ordinary Shares.

How to Vote

After reading and carefully considering the information contained in this proxy statement, please vote promptly. In order to ensure your vote is recorded, please submit your proxy or voting instructions as instructed below as soon as possible, even if you plan to attend the CGEI extraordinary general meeting.

Internet. You can vote over the Internet by following the instructions included with your proxy card. If you vote over the Internet, do not return your proxy card. The availability of Internet voting for beneficial owners holding CGEI shares in street name will depend on the voting process of your broker, bank or nominee. Please follow the voting instructions in the materials you receive from your broker, bank or nominee.

Telephone. You can vote by telephone by following the instructions included with your proxy card. You will then be prompted to enter the control number printed on your proxy card and to follow subsequent instructions. Telephone voting is available 24 hours a day. If you vote by telephone, do not return your proxy card. The availability of telephone voting for beneficial owners holding CGEI shares in street name will depend on the voting process of your broker, bank or nominee. Please follow the voting instructions in the materials you receive from your broker, bank or nominee.

Mail. You can vote by mail by simply completing, signing, dating and mailing your proxy card or voting instruction card in the postage-paid envelope included with this proxy statement. In addition, all shareholders may vote in person at the extraordinary general meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares held in street name, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the meeting.

Attending the CGEI Extraordinary General Meeting

All CGEI shareholders as of the record date may attend the CGEI extraordinary general meeting. If you are a beneficial owner of CGEI shares held in street name, you may request to attend the meeting by writing to China Growth Equity Investment Ltd., CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, 100025, PRC, or by faxing your request to [•]. You must provide evidence of your ownership of CGEI shares, which you can obtain from your broker, banker or nominee.

Voting of Proxies

If you vote by Internet, telephone or by completing, signing, dating and mailing your proxy card or voting instruction card, your CGEI shares will be voted in accordance with your instructions. If you are a shareholder of record and you sign, date and return your proxy card but do not indicate how you want to vote or do not indicate that you wish to abstain, your CGEI shares will be voted “FOR” the approval and adoption of the merger agreement “FOR” approval of the share increase authorization amendment, “FOR” the name change amendment and “FOR” the approval of the adjournment proposal.

Voting of CGEI Shares Held in Street Name

CGEI shareholders who hold CGEI Ordinary Shares in a stock brokerage account or through a bank, broker or other nominee (referred to in this proxy statement as “street name” shareholders) who wish to vote at the CGEI extraordinary general meeting should be provided a voting instruction card by the institution that holds their CGEI shares. If this has not occurred, contact the institution that holds your CGEI shares. A number of banks and brokerage firms participate in a program that also permits shareholders whose CGEI shares are held in “street name” to direct their vote by telephone or over the Internet. If your CGEI shares are held in an account at a bank or brokerage firm that participates in such a program, you may direct the vote of these CGEI shares by telephone or over the Internet by following the voting instructions enclosed with the proxy form from the bank or brokerage firm. The Internet and telephone proxy procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their proxy voting instructions and to confirm that those instructions have been properly recorded. Votes directed by telephone or over the Internet through such a program must be received by 11:59 p.m. Eastern time on [• ], 2013. Directing the voting of your CGEI shares will not affect your right to vote in person if you decide to attend the CGEI extraordinary general meeting; however, you must first obtain a signed and properly executed legal proxy from your bank, broker or other nominee to vote your CGEI shares held in “street name” at the CGEI extraordinary general meeting. Requesting a legal proxy prior to the deadline described above will automatically cancel any voting directions you have previously given by telephone or over the Internet with respect to your CGEI shares.

Revoking your Proxy

If you are a shareholder of record you can revoke your vote at any time before your proxy is voted at the CGEI extraordinary general meeting. You can do this in one of three ways:

•	you can send a signed notice of revocation to the Corporate Secretary of CGEI;

•	you can submit a revised proxy bearing a later date as described above; or

•	you can attend the CGEI extraordinary general meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, though your attendance alone will not revoke any proxy that you have previously given.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy no later than the beginning of the CGEI extraordinary general meeting. If you are a beneficial owner of CGEI shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the CGEI extraordinary general meeting if you obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the meeting.

Proxy Solicitations

CGEI is soliciting proxies for the extraordinary general meeting from CGEI shareholders. CGEI will bear the cost of soliciting proxies from CGEI shareholders, including costs incurred in connection with the printing and mailing of this proxy statement. In addition to this mailing, CGEI’s directors, officers and employees (who will not receive any additional compensation for such services) may solicit proxies by telephone or in-person meeting.

CGEI has also engaged the services of [•], or [•], to assist in the distribution of the proxies. CGEI estimates that it will pay [•] a fee of approximately $[•] plus reasonable out-of-pocket expenses.

CGEI will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials the beneficial owners of CGEI Ordinary Shares.

Other Business

The CGEI board is not aware of any other business to be acted upon at the CGEI extraordinary general meeting.

Adjournments and Postponements

Adjournments or postponements may be made for the purpose of, among other things, soliciting additional proxies. One or more adjournments may be made from time to time with the approval of a majority of the votes present in person at the CGEI extraordinary general meeting or represented by proxy at the time of the vote or by the board of directors if a quorum is not present. CGEI is not required to notify shareholders of one or more adjournments if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. CGEI is required to notify shareholder if the adjourned meeting is to take place more than thirty days after the date of the original meeting.

In addition, at any time prior to convening the CGEI extraordinary general meeting, the CGEI extraordinary general meeting may be postponed without the approval of CGEI shareholders. If postponed, CGEI will publicly announce the new meeting date.

At any adjourned or postponed meeting, CGEI may transact any business that it might have transacted at the original meeting, provided that a quorum is present within thirty minutes at such adjourned or postponed meeting. If a quorum is not present after thirty minutes those members present at the adjourned meeting shall constitute a quorum. Proxies submitted by CGEI shareholders for use at the CGEI extraordinary general meeting will be used at one or more adjournments or postponement of the meeting. References to the CGEI extraordinary general meeting in this proxy statement are to the CGEI extraordinary general meeting as adjourned or postponed.

PROPOSAL NO. 1 — APPROVAL AND ADOPTION OF THE MERGER AGREEMENT

As discussed in the proxy statement, CGEI is asking its shareholders to approve and adopt the Merger Agreement. CGEI shareholders should read carefully this proxy statement in its entirety for more detailed information concerning the Merger Agreement, which is attached as Annex A to this proxy statement. Please see the section entitled “The Agreements — Description of the Merger Agreement” beginning on page 170 for additional information and a summary of certain terms of the Merger Agreement. You are urged to read carefully the entire Merger Agreement before voting on this proposal.

Approval of this proposal is a condition to the completion of the business combination. If the proposal is not approved, the business combination will not occur.

Vote Required for Approval

The Merger Agreement will be approved and adopted if the holders of at least a majority of the issued and outstanding CGEI Ordinary Shares present, in person or by proxy, and voting on this proposal vote “FOR” this proposal.

As of the record date, CGEI’s directors and executive officers and certain of their affiliates beneficially owned [• ] CGEI Ordinary Shares entitled to vote at the CGEI extraordinary general meeting. This represents approximately [• ]% of the total votes entitled to be cast at the CGEI extraordinary general meeting. Each CGEI director and executive officer and certain of their affiliates have indicated his or her present intention to vote, or cause to be voted, the CGEI Ordinary Shares owned by him or her for the approval and adoption of the Merger Agreement. In addition, CGEI’s initial shareholders have agreed to vote their founder shares in accordance with the majority of votes cast by the public holders of CGEI Ordinary Shares and any Ordinary Shares purchased during or after the offering in favor of the approval and adoption of the Merger Agreement. CGEI’s initial shareholders own 20% of the outstanding CGEI Ordinary Shares.

Recommendation of the CGEI Board

THE CGEI BOARD UNANIMOUSLY RECOMMENDS THE CGEI SHAREHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

PROPOSAL NO. 2 – SHARE InCrEase AUTHORIZATION

As discussed in the proxy statement, CGEI is asking its shareholders to approve and adopt amendments to the memorandum and articles of association of CGEI to increase the share capital from $65,000 divided into 60,000,000 ordinary shares of a par value of $0.001 each and 5,000,000 preferred shares of par value of $0.001 each to $105,000 divided into 100,000,000 ordinary shares of a par value of $0.001 each and 5,000,000 preferred shares of a par value of $0.001 each by a creation of 40,000,000 ordinary shares of par value $0.001 each.

CGEI’s board of directors has concluded that the amendments to its memorandum and articles of association are in the best interests of CGEI’s shareholders. At present, CGEI’s only has 60,000,000 authorized ordinary shares. Under the terms of the Merger Agreement and the Pingtan Fishing share purchase agreement, CGEI is required to issue 77,000,000 ordinary shares in aggregate to CDGC’s and Pingtan Fishing’s shareholders at the closing of the business combination. If the number of CGEI’s authorized ordinary shares is not increased, CGEI will not be able to complete the business combination. Moreover, CGEI believes it is prudent to have a greater number of ordinary shares available for a variety of corporate purposes, including financing potential acquisitions and compensating its officers, directors and employees and other valued purposes.

If the share authorization proposal is not approved by the shareholders, CGEI will not be able to consummate the business combination because CGEI will not have a sufficient number of authorized but unissued ordinary shares in order to issue the required amount at the closing of the business combination.

Vote Required for Approval

The amendment to the memorandum and articles of associations to authorize and increase of the number of authorized ordinary shares will be approved and adopted the holders of at least a majority of the issued and outstanding CGEI Ordinary Shares present in person or by proxy and voting on this proposal vote “FOR” this proposal.

Recommendation of the CGEI Board

THE CGEI BOARD UNANIMOUSLY RECOMMENDS THE CGEI SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE SHARE AUTHORIZATION AMENDMENT TO THE CGEI MEMORANDUM AND ARTICLES OF ASSOCIATION TO INCREASE CGEI’S SHARE CAPITAL.

PROPOSAL NO. 3 - NAME CHANGE

As discussed in the proxy statement, CGEI is asking its shareholders to approve and adopt amendments to the memorandum and articles of association of CGEI to change CGEI’s name to Pingtan Marine Enterprise Ltd.

CGEI’s board of directors has concluded that the amendments to its memorandum and articles of association are in the best interests of CGEI’s shareholders.

CGEI believes that the name Pingtan Marine Enterprise Ltd. more accurately reflects the business CGEI will conduct after the business combination, and will enable industry and financial market participants to more closely associate CGEI with its operating business.

Vote Required for Approval

The amendment to the memorandum and articles of associations to the name change will be approved and adopted two thirds of the members of CGEI are present, in person or by proxy and voting on this proposal vote “FOR” this proposal.

THE CGEI BOARD UNANIMOUSLY RECOMMENDS THE CGEI SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE NAME CHANGE AMENDMENT TO THE CGEI MEMORANDUM AND ARTICLES OF ASSOCIATION TO CHANGE CGEI’S NAME.

PROPOSAL NO. 4 — ADJOURNMENT OF EXTRAORDINARY GENERAL MEETING

CGEI is requesting the CGEI shareholders’ approval on a proposal to adjourn the CGEI extraordinary general meeting, if necessary, to permit further solicitation of proxies because there are not sufficient proxies at the CGEI extraordinary general meeting to vote for the approval and adoption of Proposals 1 and 2.

Vote Required for Approval

The vote to adjourn the CGEI extraordinary general meeting, if necessary, to permit the further solicitation of proxies because there are not sufficient proxies at the CGEI extraordinary general meeting to vote for the approval and adoption of Proposals 1 and 2 will be approved if the holders of at least a majority of the outstanding CGEI Ordinary Shares who are present at the meeting, in person or by proxy, and voting on this proposal vote “FOR” this proposal.

Recommendation of the CGEI Board

THE CGEI BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE EXTRAORDINARY GENERAL MEETING, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES BECAUSE THERE ARE NOT SUFFICIENT PROXIES AT THE EXTRAORDINARY GENERAL MEETING TO VOTE FOR THE APPROVAL AND ADOPTION OF PROPOSALS 1 AND 2.

THE BUSINESS COMBINATION

The following is a description of certain material aspects of the business combination. While we believe that the following description covers the material terms of the business combination, the description may not contain all of the information that may be important to you. The discussion of the business combination in this proxy statement is qualified in its entirety by reference to the Merger Agreement, which is attached to the proxy statement as Annex A, and the Pingtan Fishing share purchase agreement, which is attached to this proxy statement as Annex B, all of which are provided for the purpose of providing you with information regarding their terms and are incorporated by reference into this proxy statement. We encourage you to read carefully this entire proxy statement, including the Merger Agreement and the Pingtan Fishing share purchase agreement for a more complete understanding of the merger.

General Description of the Business Combination

CGEI has incorporated China Growth Dredging Sub Ltd. (“Merger Sub”), a wholly-owned subsidiary of CGEI.

CGEI and CDGC have agreed to combine their business under the terms of the Merger Agreement. Pursuant to the Merger Agreement, at the effective time of the merger, Merger Sub will merge with and into CDGC, with CDGC surviving as a wholly-owned subsidiary of CGEI. Also at the effective time of the merger, the outstanding CDGC Ordinary Shares and Preferred Shares will be redeemed and cancelled in consideration of the right to receive an aggregate of up to 52,000,000 CGEI Ordinary Shares, subject to adjustment as set forth in the Merger Agreement.

Upon consummation of the merger, the funds then held in the CGEI trust account will be released to CGEI as promptly as practicable, less any fees paid to the trustee or to third parties who rendered services to CGEI in connection with the merger agreement, amounts paid to shareholders who exercise their redemption rights, amounts released as deferred underwriting compensation or amounts paid for filings or other action required under the merger agreement.

Immediately following the consummation of the transactions contemplated by the Merger Agreement, CGEI will acquire the business of Pingtan Fishing through acquiring the outstanding shares of Merchant Supreme, as described in this proxy pursuant to the terms of the Pingtan Fishing share purchase agreement.

Background of the Business Combination

The terms of the Pingtan Fishing share purchase agreement and the Merger Agreement are the result of arms’ length negotiations between CGEI’s representatives and representatives of CDGC and Pingtan Fishing and their shareholders. The following is a brief discussion of the background of CGEI’s efforts to identify potential candidates for a business combination, the selection of CDGC and Pingtan Fishing, and the negotiations of the merger and acquisition and related transactions.

The Candidate Identification Process

CGEI was incorporated on January 18, 2010 to serve as a vehicle for the acquisition of an operating business in the PRC.

CGEI completed its IPO on May 26, 2011, in which it raised net proceeds of approximately $50 million. Of these net proceeds, approximately $50 million were placed in a trust account immediately following the IPO and, in accordance with CGEI’s Amended and Restated Memorandum and Articles of Association, will be released either upon the consummation of a business combination or upon the liquidation of CGEI. As an exempted company, CGEI will continue in existence only until February 26, 2013 in the event that it fails to consummate an initial business combination on or prior to February 26, 2013.

In June 2011, promptly after its IPO, CGEI actively started to identify and locate target businesses for a business combination.

During the period from June 2011 through May 2012, CGEI evaluated at different levels more than twenty-six companies as potential candidates for a business combination. On an ongoing basis, CGEI reviewed data collected on various potential candidates and met with representatives of certain such candidates. During this period, CGEI entered into certain non-binding letters of intent with potential candidates, including a company providing mobile entertainment and a vocational training company. However, prior to CDGC and Pingtan Fishing, none of these evaluations led to a firm offer by CGEI to pursue a business combination.

In March 2012, Xuesong Song, CGEI’s Chairman and Chief Financial Officer, met with Mr. Xinrong Zhuo, the Chairman and Chief Executive Officer of CDGC, and Mr. Bin Lin, the Senior Vice President of CDGC, through the introduction of Morgan Joseph TriArtisan LLC, who is the co-manager of CGEI. Mr. Zhuo expressed interest in CDGC becoming a publicly traded company in the U.S. through a business combination with a blank check company.

In April 2012, several formal meetings to discuss details of a potential combination between CGEI and CDGC were held in Fuzhou, China. At the meetings, CGEI management and CDGC management exchanged information about CGEI and CDGC, and also discussed the listing environment in the U.S. capital markets for a Chinese dredging company. In order to strengthen confidence of existing and potential investors in the deal, Mr. Zhuo decided to include Pingtan Fishing in the business combination with CGEI and provided information about Pingtan Fishing to CGEI through several formal meetings.

Since April 2012, the parties remained in close communications and held a number of meetings at CDGC and Pingtan Fishing headquarters in Fuzhou. CGEI officers and members of Chum Capital Group, or Chum, a direct investment and advisory firm, conducted preliminary due diligence on CDGC and Pingtan Fishing with regard to its business model, operations and financial performance, and the competitive landscape of its underlying industry, by meeting with a number of CDGC and Pingtan Fishing management members.

During the period between March 2012 and August 2012, CGEI, CDGC and Pingtan Fishing exchanged emails about various points in the merger agreement and share purchase agreement and related documents and continued to modify and exchange drafts of documents. The parties continued to conduct due diligence and negotiate the agreements. During this period, CGEI continued its study of CDGC’s and Pingtan Fishing’s business models and operations. Furthermore, KRC Shanghai, an independent consulting firm hired by CGEI to assist in screening and studying candidates for a business combination, conducted due diligence on CDGC and Pingtan Fishing in order to enable CGEI’s board of directors to ascertain the reasonableness of the consideration to be paid.

On October 24, 2012, the parties, including shareholders of CDGC, CGEI officers Jin Shi and Xuesong Song and members of Chum, met at the office of CDGC, and executed the definitive Merger Agreement, subject to the various closing conditions. Immediately following the execution of the Merger Agreement, the parties, including shareholders of Merchant Supreme, CGEI officers Jin Shi and Xuesong Song and members of Chum, met at the office of Pingtan Fishing, and executed the definitive Pingtan Fishing share purchase agreement, subject to the various closing conditions, including the satisfactory completion of an U.S. GAAP audit.

Since April 2012, CGEI officers, principals and members of Chum and shareholders and management of CDGC and Pingtan Fishing have met regularly in Fuzhou, China. CGEI reviewed with CDGC and Pingtan Fishing the obligations of being a reporting company, including compliance with the reporting requirements of the U.S. federal securities laws, accounting procedures and Sarbanes-Oxley Act requirements, press release disclosure and timing, shareholder communications, website disclosure, investor and public relations, Nasdaq compliance and transfer agent requirements. CGEI also reviewed, together with CDGC and Pingtan Fishing, the resources required to begin identifying opportunities in sectors other than dredging and fishery in China.

Recommendation of the CGEI Board; CGEI’s Reasons for the Business Combination

At a meeting held on September 29, 2012, the CGEI board unanimously (i) approved the Merger Agreement and the consummation of the transactions contemplated thereby upon the terms and subject to the conditions set forth therein, and the Pingtan Fishing share purchase agreement, (ii) determined that the terms of the business combination are fair to, and in the best interests of, CGEI and its shareholders, (iii) directed that the Merger Agreement be submitted to CGEI shareholders for approval and adoption, (iv) recommended that CGEI shareholders approve and adopt the Merger Agreement (v) declared the advisability of the merger agreement, the Pingtan Fishing share purchase agreement and the business combination, (vi) approved the proposal to increase share capital, and (vii) approved the proposal to change CGEI’s name. ACCORDINGLY, THE CGEI BOARD UNANIMOUSLY RECOMMENDS THAT CGEI SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT “FOR” THE PROPOSAL TO INCREASE THE SHARE CAPITAL, “FOR” THE PROPOSAL TO CHANGE CGEI’S NAME, AND “FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE EXTRAORDINARY GENERAL MEETING (IF IT IS NECESSARY OR APPROPRIATE TO SOLICIT ADDITIONAL PROXIES BECAUSE THERE ARE NOT SUFFICIENT VOTES TO APPROVE ADOPT THE MERGER AGREEMENT AND SHARE CAPITAL INCREASE AUTHORIZATION).

As described under “Background of the Business Combination” above, the CGEI board, in evaluating the business combination, consulted with CGEI’s management and legal and financial advisors and, in reaching its decision at its meeting on September 29, 2012 to approve and adopt the Merger Agreement and the transactions contemplated thereby, considered a variety of factors weighing positively and negatively in connection with the business combination. In light of the number and wide variety of factors considered in connection with its evaluation of the transactions, the CGEI board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The CGEI board viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of CGEI’s reasons for the business combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Forward-Looking Statements.”

CGEI has been in search of a business combination partner since its initial public offering in June 2011. The CGEI board believes that a business combination of CDGC, Pingtan Fishing and CGEI presents an opportunity to increase shareholder value. The reasons in favor of the business combination considered by the CGEI board include, but are not limited to, the following:

•	Combined company combines the significant growth opportunities available from Pingtan Fishing with large and steady cash flows from CDGC;

•	Predictable and diversified revenue streams;

•	Considerable number of operating facilities that consists of 10 dredgers and 30 fishing vessels;

•	Experienced combined management team with over 40 aggregate years of direct experience in the fishing industry and over 10 aggregate years of direct experience in the dredging industry;

•	The valuation of comparable companies;

•	The financial and other terms and conditions of the Merger Agreement and the Pingtan Fishing share purchase agreement as reviewed by the CGEI board (see “The Agreements — Description of the Merger Agreement” and “The Agreements — Description of the Pingtan Fishing Share purchase Agreement” beginning on pages 170 and 177, respectively) and the fact that such terms and conditions are reasonable and were the product of arm’s-length negotiations between the parties; and

•	The likelihood that the business combination will be consummated in light of the limited conditions to CDGC’s and Pingtan Fishing’s obligations to complete the business combination, and the likelihood of obtaining any necessary regulatory approvals.

The CGEI board also considered the following potentially negative factors associated with the business combination:

•	The risk that the potential benefit of the business combination may not be fully realized;

•	Adverse general economic conditions; and

•	The interests of CGEI’s principal shareholders, executive officers and directors in the business combination (see “The Business Combination — Interests of Officers and Directors in the Business Combination — Interests of CGEI Officers and Directors in the Business Combination.”).

The CGEI board concluded, however, that the potentially negative factors associated with the business combination were outweighed by the potential benefits of the business combination. The above discussion of the material factors considered by the CGEI board is not intended to be exhaustive, but does set forth the principal factors considered by the CGEI board.

Consequences to CGEI if the Merger Agreement Is Not Approved and Adopted

If the merger proposal is not approved and adopted by the CGEI shareholders, if required regulatory approvals are denied or delayed or certain other closing conditions are not met and are not waived, the business combination will not occur. In addition, If CGEI does not complete the business combination or any other business combination by February 26, 2013, CGEI will be forced to liquidate. In any liquidation, the funds held in the trust account, including interest but net of franchise and income taxes payable and less up to $100,000 of such net interest that may be released to CGEI from the trust account to pay liquidation expenses, will be distributed pro rata to CGEI Ordinary Shareholders and CGEI will be dissolved in accordance with the CGEI’s amended and restated articles of association. CGEI’s initial shareholders have waived any right to any liquidation distribution with respect to their founder shares and any Ordinary Shares they may hold in connection with the consummation of a business combination.

Redemption Rights of CGEI Shareholders

CGEI is providing its shareholders with the opportunity to redeem their CGEI Ordinary Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, less franchise and income taxes payable, upon the consummation of the business combination, subject to certain limitations. There will be no redemption rights upon the consummation of the business combination with respect to CGEI warrants. CGEI’s initial shareholders have agreed to not exercise their redemption rights with respect to their founder and any Ordinary Shares they may hold in connection with the consummation of the business combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

CGEI will consummate the business combination only if a majority of the holders of ordinary shares, attending and voting, vote in favor of the merger proposal. CGEI’s initial shareholders have agreed to vote their founder shares in accordance with the majority of votes cast by the public holders of Ordinary Shares and any Ordinary Shares acquired by them in or after CGEI’s initial public offering in favor of the merger proposal. Each shareholder of CGEI Ordinary Shares may elect to redeem his, her or its Ordinary Shares irrespective of whether he, she or it votes for or against the approval of the merger proposal. CGEI has no specified maximum redemption threshold. However, CGEI will not close the business combination unless it has more than $5.0 million of cash held either in or outside the trust account. CGEI’s Ordinary Shareholders would be able to redeem their shares up to one business day prior to the vote on the CGEI merger proposal.

CGEI shareholders, together with any of their affiliates or any other person with whom they are acting in concert or as a “group” (as used in Section 13 of the Exchange Act), will be restricted from redeeming their shares with respect to more than an aggregate of 10% of the shares sold in CGEI’s initial public offering.

Interests of Officers and Directors in the Business Combination

Interests of CGEI Officers and Directors in the Business Combination

When you consider the recommendation of CGEI’s board of directors to vote in favor of the approval of the proposal to approve and adopt the merger agreement and the amendments to the memorandum and articles of association of CGEI to increase the share capital and change the corporate name, you should keep in mind that CGEI’s directors and executive officers have interests in the business combination that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	CGEI’s amended and restated memorandum and articles of association provides that if a definitive agreement to consummate a business combination has been executed but no business combination is consummated by February 26, 2013, CGEI is required to begin the dissolution process provided for in CGEI’s amended and restated articles of association. In the event of a dissolution,

º	the 1,250,000 CGEI Ordinary Shares that CGEI’s founders purchased prior to CGEI’s initial public offering for an aggregate purchase price of approximately $15,985 would become worthless, as the CGEI founders have waived any right to receive liquidation distributions with respect to these shares. Such shares had an aggregate market value of approximately $[• ] million, based upon the closing price of $[• ] on the Nasdaq Capital Market on [• ], 2012, the record date for the extraordinary general meeting of CGEI’s shareholders; and

º	all of the 3,966,667 sponsor’s warrants purchased by CGEI’s sponsor at a price of $0.75 per warrant for an aggregate purchase price of $2,975,000 would expire and become worthless. Such warrants had an aggregate value of approximately $[• ] million, based on the closing price of the CGEI warrants of $[• ] on the Nasdaq Capital Market on [•], 2012, the record date for the extraordinary general meeting of CGEI’s shareholders.

•	CGEI expects that Xuesong Song and Jin Shi will be members of CGEI’s board of directors following the consummation of the business combination.

Beneficial Ownership of Directors and Executive Officers

As of the close of business on [• ], the record date for the extraordinary general meeting, CGEI’s directors and executive officers beneficially owned and were entitled to vote approximately [• ]% of CGEI’s total ordinary shares outstanding on that date.

New CGEI Directors

Pursuant to the terms of the Merger Agreement, Messrs. Xuesong Song and Jin Shi will serve as directors of CGEI following the merger. Messrs. Xuesong Song and Jin Shi are currently executive officers and directors of CGEI. For more information, see “CGEI Executive Officers and Directors — Compensation of the CGEI Board and Executive Officers,” beginning on page 192.

Accounting Treatment of the Business Combination

CDGC and Pingtan Fishing are considered entities under common control due to common majority shareholders. Since they are under common control, their assets, liabilities and results of operations will be combined at historical cost prior to the business combination.

The business combination will be accounted for as a reverse recapitalization with CDGC and Pingtan Fishing considered the acquirers since, immediately following completion of the transaction, the shareholders of CDGC and Pingtan Fishing immediately prior to the business combination will have effective control of CGEI through (1) their approximately 92.25% shareholder interest in the combined entity, assuming no holders of Ordinary Shares exercise redemption rights, or their approximately 97.51% shareholder interest in the combined entity assuming the maximum number of holders of Ordinary Shares exercise redemption rights, (2) significant representation on CGEI’s board of directors (initially, three out of seven members of the CGEI board of directors will be CDGC executive officers), with four other board members being independent (including two independent directors from the current CDGC board of directors), and three current CDGC executive officers being named to all of the senior executive positions. Accordingly, the combined assets, liabilities and results of operations of CDGC and Pingtan Fishing will become the historical financial statements of CGEI at the closing of the transaction, and CGEI’s assets (primarily cash and cash equivalents), liabilities and results of operations will be consolidated with CDGC’s and Pingtan Fishing’s beginning on the closing date of the business combination. No step-up in basis or intangible assets or goodwill will be recorded in the business combination. All direct costs of the business combination will be charged to operations in the period that such costs are incurred.

MATERIAL U.S. FEDERAL TAX CONSEQUENCES

The following is a summary of the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of CDGC Ordinary Shares. The summary applies to you only if you hold CGEI Ordinary Shares, as the case may be, as a capital asset within the meaning of Section 1221 of the Code.

This discussion is based upon current provisions of the Code, existing and proposed Treasury regulations and current administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect. Changes in these authorities may cause the U.S. federal income tax consequences to vary substantially from the consequences described below. This discussion does not purport to be a complete discussion of all U.S. federal income tax consequences of the merger. In particular, this discussion does not address the U.S. federal income tax consequences applicable to shareholders of CGEI that are subject to special treatment under U.S. federal income tax law, such as financial institutions, cooperatives, dealers in securities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt entities, partnerships and other pass-through entities, shareholders who hold their shares as part of a “hedge,” “straddle,” “conversion,” or “constructive sale” transaction, shareholders who are subject to the alternative minimum tax, shareholders who acquired their shares upon the exercise of employee stock options or otherwise as compensation or a person that actually or constructively owns 10% or more of CDGC Ordinary Shares. This summary does not address any estate, gift, or other non-income tax consequences or any state, local or foreign tax consequences.

For purposes of this summary, a “U.S. holder” means a beneficial owner of CGEI Ordinary Share, as the case may be, that, for U.S. federal income tax purposes, is: (i) a citizen or a resident of the United States; (ii) a corporation created or organized in or under the laws of the United States or any political subdivision thereof; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (A) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) that has in effect a valid election under applicable Treasury regulations to be treated as a domestic trust. A “non-U.S. holder” means a beneficial owner of CGEI Ordinary Shares or, that is, for U.S. federal income tax purposes, an individual, corporation, estate or trust and that is not a U.S. holder.

If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes is the owner of CGEI Ordinary Shares, the tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. If you are treated as a partner in such entity holding CGEI Ordinary Shares, you should consult your tax advisor as to the particular U.S. federal income tax consequences applicable to you.

YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL (INCLUDING THE ALTERNATIVE MINIMUM TAX), STATE, LOCAL OR FOREIGN AND OTHER TAX LAWS (INCLUDING U.S. ESTATE TAX) AND OF CHANGES IN THOSE LAWS.

Tax Consequences to CGEI Shareholders

CGEI Shareholders will recognize gain or loss as a result of the merger.

Redemption of Ordinary Shares

A U.S. holder of CGEI Ordinary Shares who exercises redemption rights to receive cash in exchange for its CGEI Ordinary Shares generally will be required to recognize gain or loss amount equal to the difference, if any, between the amount of cash received and the tax basis of the CGEI Ordinary Shares redeemed. A shareholder’s tax basis in its CGEI Ordinary Shares generally will equal the cost of such shares. A shareholder who purchased CGEI units in CGEI’s initial public offering generally will have a tax basis in the CGEI Ordinary Shares that were part of such CGEI units equal to the portion of the purchase price of such CGEI units allocated to the CGEI Ordinary Shares (such allocation based on the relative fair market values of the CGEI Ordinary Shares and the warrants at the time of purchase).

Because CGEI should be considered a “passive foreign investment company,” or PFIC, for U.S. federal income tax purposes, a U.S. holder who exercises redemption rights to receive cash in exchange for its CGEI Ordinary Shares generally will be subject to special tax rules with respect to any gain realized on the redemption. In general, under these special tax rules, unless the U.S. holder has made a “qualified electing fund” election under Section 1295 of the Code with respect to its CGEI Ordinary Shares for the first taxable year in which such U.S. holder owns such shares or in which CGEI is a PFIC, whichever is later, or a “mark-to-market” election under Section 1296 of the Code, (i) any gain recognized on the redemption will be allocated ratably over the U.S. holder’s holding period for the CGEI Ordinary Shares redeemed, (ii) the amount of gain allocated to the current taxable year will be treated as ordinary income, and (iii) the amount of gain allocated to each other year will be subject to the highest tax rate in effect for that year, and an interest charge will be imposed to recover the deemed benefit of the deferred payment of tax.

Information Reporting and Backup Withholding

A U.S. holder generally will be subject to information reporting with respect to payments of dividends on, and the proceeds from a sale or other disposition of, CGEI Ordinary Shares unless the U.S. holder is an exempt recipient (such as a corporation). Such payments may also be subject to backup withholding (currently at a rate of 28%) if the U.S. holder receiving such payments fails to provide its taxpayer identification number, certified under penalties of perjury, as well as certain other information or otherwise fails to establish an exemption from backup withholding.

In certain circumstances, CGEI may be required to report to the IRS and to each non-U.S. Holder the amount of dividends with respect to CGEI Ordinary Shares paid to such non-U.S. Holder and the amount, if any, withheld from such payments. Copies of these information returns may also be made available under the provisions of an applicable tax treaty or agreement to the tax authorities in the country in which the non-U.S. Holder resides. In addition, a Non-U.S. Holder may be required to comply with certain certification procedures to establish that such holder is not a United States person in order to avoid backup withholding with respect to a payment of dividends on, or the proceeds from a sale or other disposition of, CGEI Ordinary Shares.

Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Reporting Requirements

U.S. holders who own CGEI Ordinary Shares representing at least 5% of the total combined voting power or value of the total outstanding CGEI Ordinary Shares are required to attach to their tax returns for the year in which the mergers are consummated, and maintain a permanent record of, a complete statement of all the facts relating to the exchange of shares in connection with the mergers containing the information listed in Treasury regulations section 1.351-3. The facts to be disclosed by a U.S. holder include the aggregate fair market value of, and the U.S. holder’s basis in, the CGEI Ordinary Shares, as applicable, exchanged pursuant to the mergers.

THE AGREEMENTS

The following summaries describe certain material provisions of the Merger Agreement and the Pingtan Fishing share purchase agreement entered into in connection with the business combination and is qualified in its entirety by reference to those agreements. These summaries are qualified in their entirety by reference to the full text of the Merger Agreement and the Pingtan Fishing share purchase agreement, which are attached to this proxy statement as Annexes A and B, respectively, and are incorporated by reference into this proxy statement. We encourage you to carefully read each of the agreements in its entirety for a more complete understanding of the business combination. The agreements are included to provide investors and security holders with information regarding the terms of the agreements and are not intended to provide any other factual information about CGEI, CDGC, Merchant Supreme, Pingtan Fishing or the other parties thereto. In particular, the assertions embodied in representations and warranties by CDGC and CGEI contained in the Merger Agreement and Merchant Supreme and CGEI in the Pingtan Fishing share purchase agreement are qualified by information in the disclosure letters provided by CDGC and CGEI and Pingtan Fishing and CGEI in connection with the signing of the Merger Agreement and the Pingtan Fishing share purchase agreement, respectively. These disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement or the Pingtan Fishing share purchase agreement, as the case may be. Moreover, certain representations and warranties in the Merger Agreement and the Pingtan Fishing share purchase agreement were used for the purpose of allocating risk between CDGC and CGEI and Merchant Supreme and CGEI respectively, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Merger Agreement or the Pingtan Fishing share purchase agreement as characterizations of the actual state of facts about CDGC, CGEI Pingtan Fishing and Merchant Supreme or CGEI respectively.

Description of the Merger Agreement

Structure of the Mergers

The Merger Agreement provides that CGEI will incorporate a subsidiary, Merger Sub, which will initially be wholly-owned by CGEI. Pursuant to the Merger Agreement, at the effective time of the merger, Merger Sub will merge with and into CDGC, with CDGC surviving such merger as a wholly-owned subsidiary of CGEI, or the Surviving Company.

Closing and Effective Time of the Mergers

The merger is to become effective as promptly as practicable after the satisfaction or waiver of the merger conditions by the filing of the plan and articles of merger in accordance with the British Virgin Islands Business Company Act, 2004. The parties will hold a closing to verify that all closing conditions have been satisfied or waived immediately prior to the filing of the plan and articles of merger.

Merger Consideration

Pursuant to the terms of the Merger Agreement, upon completion of the merger, each CDGC Ordinary and Preferred share then-issued and outstanding (other than dissenting shares) will be automatically cancelled, thereby transferring the entire economic interest in CDGC to CGEI as consideration for the right to receive the number of CGEI Ordinary Shares equal to the CDGC Ordinary Shares and CDGC Preferred Shares multiplied by the Exchange Ratio. The Exchange Ratio is 0.82947 CGEI Ordinary Shares per CDGC Ordinary Share or Preferred Share. The Exchange Ratio is subject to adjustment to reflect appropriately the effect of any share split, reverse share split, share dividend, extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, although no such events are currently contemplated. However, the Exchange Ratio will not be adjusted to reflect any changes in the market prices of CGEI Ordinary Shares.

Each ordinary share of the Merger Sub will be converted, upon the merger, into one share of the Surviving Company.

As of October 19, 2012, CDGC had 52,677,323 Ordinary Shares and 10,012,987 Class A Preferred Shares issued and outstanding. Taking into account the surrender of CDGC Ordinary Shares contemplated by the Merger Agreement, CGEI would issue up to 52,000,000 CGEI Ordinary Shares in consideration of the merger. Accordingly, assuming no redemptions by CGEI shareholders, CGEI would have then issued and outstanding approximately [•] CGEI Ordinary Shares and, following consummation of the Pingtan Fishing acquisition, approximately [•] CGEI Ordinary Shares based on the number of CGEI Ordinary Shares and CDGC Preferred Shares issued and outstanding on the record date for CGEI’s extraordinary general meeting of shareholders. Based on the closing price of CGEI Ordinary Shares of $[•] on [•], 2012, the total value of the consideration CGEI will pay in the merger to the shareholders of CDGC is approximately $[•] million.

The current fair market value of CDGC Ordinary Shares or warrants may not be equivalent to the fair market value of CGEI Ordinary Shares on the date that shares or warrants are received by a CDGC shareholder or at any other time. The fair market value of CGEI Ordinary Shares received by a CDGC shareholder may be greater or less than the current fair market value of CDGC Ordinary Shares and CDGC Preferred Shares due to numerous market factors.

No Fractional Shares

CDGC shareholders will not receive any fractional CGEI Ordinary Shares in the merger. Instead, CGEI will issue one CGEI Ordinary Share to each holder of CDGC Ordinary Shares and CDGC Preferred Shares that would otherwise be entitled to a fraction of a CGEI Ordinary Share.

Appraisal Rights Under BVI Law

Mergers and Similar Arrangements. BVI law provides for mergers as that expression is generally understood under United States corporate law. The procedure for a merger between the company and another company (which need not be a BVI company, and which may be the company’s parent, but need not be) is set out in the Companies Act. The directors of the company must approve a written plan of merger which must also be approved by a resolution of a majority of the shareholders entitled to vote and actually vote at a quorate meeting of shareholders. The company must then execute articles of merger, containing certain prescribed details. The plan and articles of merger are then filed at the BVI Registry. Provided that the company has paid all fees and penalties (if any) due to the BVI Financial Services Commission, and assuming that the board and shareholder approval is forthcoming it should be possible to effect the merger within five business days. The BVI Registrar will take a similar amount of time to issue the Certificate of Merger which should be dated as of the date on which the articles of merger are filed with the BVI Registry.

As soon as a merger becomes effective: (a) the surviving company has all rights, privileges, immunities, powers, objects and purposes of each of the constituent companies; (b) the amended memorandum and articles of the surviving company are automatically amended to the extent, if any, that changes to its amended memorandum and articles are contained in the articles of merger; (c) assets of every description, including choses-in-action and the business of each of the constituent companies, immediately vest in the surviving company; (d) the surviving company is liable for all claims, debts, liabilities and obligations of each of the constituent companies; (e) no conviction, judgement, ruling, order, claim, debt, liability or obligation due or to become due, and no cause existing, against a constituent company or against any member, director, officer or agent thereof, is released or impaired by the merger; and (f) no proceedings, whether civil or criminal, pending at the time of a merger by or against a constituent company, or against any member, director, officer or agent thereof, are abated or discontinued by the merger; but: (i) the proceedings may be enforced, prosecuted, settled or compromised by or against the surviving company or against the member, director, officer or agent thereof; as the case may be; or (ii) the surviving company may be substituted in the proceedings for a constituent company.

If the arrangement and reconstruction is thus approved, a shareholder would have rights comparable to appraisal rights, which would ordinarily be available to dissenting shareholders of United States corporations or under a BVI merger, providing rights to receive payment in cash for the judicially determined value of the ordinary shares.

Exchange of Certificates

As soon as reasonably practicable after the effective time of the merger, CGEI shall cause the exchange agent selected by CGEI to mail appropriate transmittal materials to each record holder of CDGC Ordinary or Preferred Shares for use in effecting the surrender and cancellation of that number of shares in exchange for CGEI Ordinary Shares. Risk of loss and title to any certificates will remain with the holder until proper delivery of such certificates, or in the case of uncertified CDGC shares, the letter of transmittal to CGEI by CDGC’s shareholders. After the effective time of the Merger, each holder of CDGC Preferred or Ordinary Shares, except holders exercising dissenters’ rights, issued and outstanding at the effective time must surrender any certificate or certificates representing their CDGC Preferred or Ordinary Shares, or in the case of uncertified CDGC shares, the letter of transmittal to CGEI and will, as soon as reasonably practicable after surrender, receive the consideration they are entitled to under the Merger Agreement. CGEI will not be obligated to deliver the consideration to which any former holder of CDGC Ordinary or Preferred Shares is entitled until the holder surrenders any certificate or certificates, or in the case of uncertified CDGC shares, the letter of transmittal representing his or her shares for exchange. CGEI, the exchange agent, CDGC or any subsidiary of CGEI or CDGC will not be liable to a holder of CDGC Ordinary or Preferred Shares for any property delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law.

After the effective time of the Merger (and prior to the surrender of certificates of CDGC Ordinary or Preferred Shares to CGEI), record holders of any certificates that represented outstanding CDGC Ordinary or Preferred Shares immediately prior to the effective time of the merger will have no rights with respect to such certificates other than the right to surrender the certificates and receive the merger consideration in exchange for the certificates.

Each of CGEI and the exchange agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement to any holder of CDGC Ordinary or Preferred Shares such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign tax law or by any taxing authority or governmental authority.

Each holder of record of one or more book entry CDGC Ordinary or Preferred Shares whose shares will be cancelled in exchange for the right to receive the merger consideration will automatically, upon the effective time of the merger be entitled to receive, and CGEI will cause the exchange agent to deliver to such holder as promptly as practicable after the effective time, the CGEI Ordinary Shares to which such holder is entitled under the Merger Agreement. Holders of book entry shares will not be required to deliver a certificate or an executed letter of transmittal to the exchange agent in order to receive the merger consideration.

Representations and Warranties

The Merger Agreement contains a number of representations and warranties that each of CGEI and CDGC have made to each other.

The Merger Agreement contains representations and warranties of CGEI relating to the following: corporate organization; capitalization; authority and corporate action; no conflict; consents and approvals; valid issuance of CGEI shares; financial statements; SEC filings; trust fund; no undisclosed liabilities; absence of certain changes; compliance with law; litigation; records; and disclosure.

The Merger Agreement contains representations and warranties of CDGC and Mr. Xinrong Zhuo, or the Founder, relating to the following: share ownership and subsidiaries; organization of each member of the CDGC group; authority and corporate action; no conflict; consents and approvals; licenses and permits; tax, tax returns and audits; compliance with law and no improper transactions; litigation; records; financial statements; no undisclosed liabilities; CDGC’s SEC reports; real property; certain personal property; contracts, obligations and commitments; intellectual property rights; title to and conditions of assets; absence of certain changes; employee plans; labor matters; related transactions; insurance; acquisition of CGEI shares; brokers; disclosure; and no other representations.

Conduct of Business Pending Consummation of the Mergers

Under the Merger Agreement, CDGC and the Founder have agreed, except as expressly contemplated by other provisions of the Merger Agreement or unless CGEI otherwise consents in writing and subject to existing contractual obligations set forth in CDGC’s SEC filings and subject to fiduciary duties, to conduct the business only in the ordinary course of business and in a manner consistent with the current practice of the business, to preserve the business organization of each member of CDGC and its subsidiaries and affiliates, or the CDGC Group, substantially intact, to use commercially reasonably efforts to keep available the services of the current employees of each member of the CDGC Group, to use commercially reasonably efforts to preserve the current relationships of each member of the CDGC Group with customers and other persons with which such member has significant business relations and to comply with all applicable laws.

In addition, except as otherwise set forth in the Merger Agreement or with CGEI’s prior written consent and subject to existing contractual obligations set forth in CDGC’s SEC filings and subject to fiduciary duties, CDGC has agreed not to agree or commit to:

•	pledge, sell, transfer, dispose of or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of the shares of any member of the CDGC Group, or enter into any discussions or negotiations with any other party to do so;

•	pledge, sell, lease, transfer, dispose of or otherwise encumber any property or assets of any member of the CDGC Group, other than consistent with past practices and in the ordinary course of business of such member or enter into any discussions or negotiations with any other party to do so;

•	issue any shares of any member of the CDGC Group or any other class of securities, whether debt (other than debt incurred in the ordinary course of business and consistent with past practice) or equity, of any member of the CDGC Group or any options therefor or any securities convertible into or exchangeable for shares of any member of the CDGC Group or enter into any agreements in respect of the ownership or control of such shares;

•	declare any dividend or make any distribution in cash, securities or otherwise on the outstanding shares of any member of the CDGC Group or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of their affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices, except to pay existing indebtedness of such member of the CDGC Group;

•	make, agree to make or announce any general wage or salary increase or enter into any employment contract or, unless provided for on or before the effective date of the Merger Agreement, increase the compensation payable or to become payable to any officer or employee of any member of the CDGC Group or adopt or increase the benefits of any bonus, insurance, pension or other employee benefit plan, payment or arrangement, except for those increases, consistent with past practices, normally occurring as the result of regularly scheduled salary reviews and increases, and except for increases directly or indirectly required as a result of changes in applicable law;

•	amend the memorandum and articles of association or any other comparable organizational or charter documents of any member of the CDGC Group;

•	merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any person;

•	make any payments outside the ordinary course of business;

•	make any capital expenditures, except in accordance with or for ordinary business and operational practices; and

•	take or agree to take any actions that would cause a breach in representations or warranties contained in the Merger Agreement or prevent CDGC from performing its covenants.

Under the Merger Agreement, CGEI and the Merger Sub have agreed, except as otherwise set forth in the Merger Agreement or with the prior written consent of the Founder and CDGC, to conduct its business only in the ordinary course of business and in a manner consistent with the current practice of its business, except as required to preserve substantially intact its business organization, to preserve its current relationships with customers and other persons with which it has significant business relations and to comply with all laws;

In addition, except as otherwise set forth in the Merger Agreement or unless CDGC and the Founder otherwise consent in writing, CGEI and the Merger Sub have agreed not to agree or commit to:

•	pledge, sell, transfer, dispose of or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of its capital securities;

•	pledge, sell, lease, transfer, dispose of or otherwise encumber any of its properties or assets, other than consistent with past practices and in the ordinary course of business;

•	issue any shares in its share capital or any other class of securities, whether debt (other than debt incurred in the ordinary course of business and consistent with past practice) or equity, or any options therefor or any securities convertible into or exchangeable for its shares or enter into any contracts in respect of the ownership or control of such shares;

•	declare any dividend or make any distribution in cash, securities or otherwise on its outstanding shares or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of its affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices, except to pay its existing indebtedness;

•	make, agree to make or announce any general wage or salary increase or enter into any employment contract or, unless provided for on or before the date of the Merger Agreement increase the compensation payable or to become payable to any of its officers or employees or adopt or increase the benefits of any bonus, insurance, pension or other employee benefit plan, payment or arrangement, except for those increases, consistent with past practices, normally occurring as the result of regularly scheduled salary reviews and increases, and except for increases directly or indirectly required as a result of changes in applicable laws;

•	except for the purpose of the business combination, amend its Memorandum and Articles of Association;

•	merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any person;

•	make any payments outside the ordinary course of business; and

•	make any capital expenditures, except in accordance with prudent business and operational practices consistent with prior practice.

Additional Agreements

The Merger Agreement also contains additional agreements of the parties, including the following, among others:

•	CDGC and Founder have agreed not to solicit, enter into discussions regarding, or enter into any agreement or understanding providing for any acquisition of any capital shares of any member of the CDGC Group. CDGC and Founder further agreed to not provide, or assist any member of the CDGC Group in providing, any person with information for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. CDGC and Founder shall immediately notify CGEI of any inquiries or proposals or requests for information for such purpose;

•	Founder has agreed not to engage in any transactions involving CGEI’s securities prior to the time a public announcement of the merger is made. Also, Founder is subject to a one year lock-up period on shares he acquires from CGEI in the merger;

•	CDGC has agreed that the Founder shall not, without the prior written consent of the Surviving Company, compete with the Surviving Company anywhere in the PRC for 2 years from the closing of the merger. Founder may still invest in companies with competitive business if the securities of such business are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in their beneficially owning, at any time, more than 1% of the publicly-traded equity securities of such competitive business;

•	CGEI has agreed to not to solicit, enter into discussions regarding, or enter into any agreement or understanding providing for any acquisition of any shares of CGEI or the Merger Sub CGEI further agreed to not provide any person with information for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. CGEI shall immediately notify CDGC of any inquiries or proposals or requests for information for such purpose;

•	Both CGEI and CDGC make various covenants regarding access to information, confidentiality and public announcements;

•	CGEI and CDGC must both promptly notify one another in writing of any event or development that occurs that (a) had it existed or been known on the date of the Merger Agreement would have been required to be disclosed, (b) would cause any of the representations and warranties in the Merger Agreement to be inaccurate or otherwise misleading, (c) gives the party any reason to believe that any of the conditions to closing will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of CDGC or (e) would require any amendment or supplement to the proxy statement;

•	The parties have agreed that the board of directors of CGEI after the merger will initially consist of seven members, with five members (two of whom shall be independent directors) designated by Sellers, who shall include the Founder, Bin Lin, Lin Bao, Yeliang Zhou and Zengbiao Zhu, and with two members (each of whom shall be an independent director) designated by CGEI who shall include Xuesong Song and Jin Shi; and

•	CGEI has agreed to prepare and file a registration statement with the SEC within 10 business days of the closing of the merger and to use reasonable best efforts to have such registration statement declared effective within 3 months of the closing.

Conditions to the Closing of the Merger

The obligations of CGEI and CDGC to consummate the merger are subject to the satisfaction or waiver (to the extent permitted) of several conditions, including:

•	CGEI shareholders must have approved and adopted the Merger Agreement and the merger;

•	CDGC’s shareholders must have approved the Merger Agreement and the merger;

•	no litigation or other proceeding is pending or threatened that seeks to challenge (i) the ownership or control of any member of the CDGC Group, (ii) the purchase of CDGC shares or the sale and issuance of CGEI Ordinary Shares, (iii) CGEI’s extraordinary general meeting and use of the Proxy Statement by CGEI, or (iv) the conduct in any material respect of the business of CDGC or the CDGC Group; and

•	CDGC must have executed the plan and articles of merger, Contractual Management Agreement, Equity Pledge Agreement, Power of Attorney and Exclusive Purchase Option Agreement, each as defined in the Merger Agreement.

In addition, the obligations of CDGC to consummate the merger are subject to the satisfaction or waiver (to the extent permitted) of several other conditions, including:

•	the representations and warranties made by CGEI in the Merger Agreement must remain materially true and correct;

•	CGEI must have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement;

•	all required third party consents must have been obtained;

•	a CGEI material adverse effect must not have occurred;

•	if schedules have been amended and updated, CGEI must have received notice from CDGC that it has determined to proceed with the merger;

•	all necessary proceedings, corporate or otherwise, to consummate the merger have been taken;

•	CGEI must, simultaneously with the closing, have given notice to the trustee to disburse the funds in the trust account;

•	the CGEI directors and officers that are not continuing on as directors and officers after the merger must have resigned; and

•	Jin Shi and Xuesong Song must have signed an assumption agreement.

In addition, the obligations of CGEI to consummate the mergers are subject to the satisfaction or waiver (to the extent permitted) of several other conditions, including:

•	CDGC must have provided CGEI with an interim financial statements, prepared in accordance with U.S. GAAP, as of the end of each succeeding fiscal quarter ending more than 45 days prior to the closing;

•	the representations and warranties of CDGC and the Founder must remain materially true and correct;

•	CDGC and the Founder must have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement;

•	CGEI must have received a legal opinion from Dacheng Law Firm;

•	CDGC must have delivered all applicable third party consents;

•	CGEI must have received written confirmation that all specified regulatory approvals or consents from third parties have been obtained;

•	a CDGC material adverse effect must not have occurred;

•	if schedules have been amended and updated, the Founder must have received notice from CGEI that it has determined to proceed with the merger;

•	all required corporate proceedings to consummate the merger have been taken; and

•	the information in the proxy statement, at the time of its distribution and at closing, will accurately reflect the businesses of CDGC, its subsidiaries and affiliates and shareholders, and it must not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the proxy statement information not misleading.

Termination and Abandonment

The merger may be terminated and/or abandoned at any time but not later than the closing by:

•	mutual written consent of the parties;

•	CGEI if CDGC amend or supplement the schedules to the Merger Agreement and such amendment or supplement reflects facts or events that would reasonably be expected to have material adverse effect on CDGC;

•	CDGC if CGEI amends or supplements the schedules to the Merger Agreement and such amendment or supplement reflects a material adverse effect on CGEI;

•	either party if the closing of the merger has not occurred on or before February 26, 2013;

•	either party, upon the other party’s breach of a representation, warranty, covenant, or agreement;

•	CGEI or CDGC if either of their respective boards of directors determines based upon the advice of outside legal counsel that failure to terminate the Merger Agreement would constitute a breach of its fiduciary duties;

•	either party if the Merger Agreement is not approved by the shareholders of CGEI or after accepting all properly submitted redemption requests CGEI’s trust account has less than $5,000,001; and

•	CDGC or the Founder if the Merger Agreement is not approved by the shareholders of CDGC.

Expenses and Termination Fees

The Merger Agreement provides that, subject to certain exceptions, in the event of termination or abandonment of the transaction each party shall bear its own costs and expenses.

In case either party breaches its obligation not to negotiate or enter into agreements with other companies, and within 6 months after such breach, the breaching party closes any transaction or financing relating to the capital stock, debt, assets or business (including a merger or other business combination) the breaching party(s) shall pay to the non-breaching party $3 million.

Any payments made by CGEI for breach of the covenant not to negotiate with other companies, must be assumed by Jin Shi and Xuesong Song respectively, and both Jin Shi and Xuesong Song must have signed an assumption agreement to that effect.

Amendment and Waiver

The Merger Agreement may only be amended by an instrument in writing signed by the parties.

Description of the Pingtan Fishing Share Purchase Agreement

Structure of the Pingtan Fishing Acquisition

The Pingtan Fishing share purchase agreement provides for the sale by the shareholders of Merchant Supreme of all of the issued and outstanding ordinary shares of Merchant Supreme to CGEI. Though the purchase of the shares in Merchant Supreme, in combination with the reorganization that is a condition to closing, CGEI will gain control over Pingtan Fishing.

Purchase Price

The aggregate purchase price to be paid to the holder of the shares of Merchant Supreme (“Seller”) is aggregate purchase price of 25,000,000 CGEI Ordinary Shares.

Closing and Effective Time of the Share Purchase

Upon the terms and subject to the conditions of the Pingtan Fishing share purchase agreement or at such other time or on such other date as parties to the agreement may mutually agree upon in writing.

Representations and Warranties

The Pingtan Fishing share purchase agreement contains a number of representations and warranties that CGEI, Merchant Supreme, Founder and Seller have made to each other.

Merchant Supreme, Seller and Mr. Xinrong Zhuo, or the Founder, make representations and warranties to CGEI in the following areas: share ownership; subsidiaries and affiliates; organization of Merchant Supreme and certain of its subsidiaries and affiliates, or the “Pingtan Fishing Group”; authority and corporate action; no conflict; consents and approvals; licenses and permits; taxes, tax returns and audits; compliance with law; no improper transactions; litigation; records; financial statements; no undisclosed liabilities; real property; certain personal property; contracts, obligations and commitments; intellectual property rights; title and conditions of assets; absence of certain changes; employee plans and labor matters; related transactions; insurance; acquisition of CGEI shares; brokers; and disclosures.

CGEI makes representations and warranties in the following areas: organization of CGEI; capitalization; authority and corporate action; no conflict; consents and approvals; valid issuance of CGEI Ordinary Shares; financial statements; SEC filings; no undisclosed liabilities; absence of certain changes; compliance with law; litigation; records; and disclosure.

Materiality and Material Adverse Effect

Several of the representations and warranties made by Sellers are qualified by materiality or the use of the term “material adverse effect.” For the purposes of the Pingtan Fishing share purchase agreement, a “material adverse effect” means any event, occurrence, fact, condition, change or development that has had a material adverse effect on the operations, results of operations, financial condition, assets or liabilities of Merchant Supreme; material adverse effect on such Merchant Supreme or Founder’s ability to perform any material obligations of Merchant Supreme Seller or Founder under the Pingtan Fishing share purchase agreement or under any other transaction document or any of Merchant Supreme’s material contracts (as defined in the Pingtan Fishing share purchase agreement); or material adverse effect on any material rights Merchant Supreme may have under Pingtan Fishing share purchase agreement or under any other transaction document or any of Merchant Supreme’s material contracts (as defined in the Pingtan Fishing share purchase agreement).

Interim Operations of CGEI and Pingtan Fishing

Under the Pingtan Fishing share purchase agreement, unless CGEI otherwise agrees in writing and subject to applicable fiduciary duties and except for the purpose of implementing the reorganization plan, the business of Pingtan Fishing Group shall be conducted in the ordinary course of business and in a manner consistent with the current practice of the business, to preserve substantially intact the business organization of each member of the Pingtan Fishing Group, to use commercially reasonable efforts to keep available the services of the current employees of each member of the Pingtan Fishing Group, to use commercially reasonable efforts to preserve the current relationships of each member of the Pingtan Fishing Group with customers and other persons with which such member has significant business relations and to comply with all applicable laws.

In addition, except as otherwise set forth in the Pingtan Fishing share purchase agreement or with CGEI’s prior written consent and subject to applicable fiduciary duties and except for the purpose of implementing the reorganization plan, Merchant Supreme and the Founder have agreed not to agree to commit to:

•	pledge, sell, transfer, dispose of or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of the shares of any member of the Pingtan Fishing Group, or enter into any discussions or negotiations with any other party to do so;

•	pledge, sell, lease, transfer, dispose of or otherwise encumber any property or assets of any member of the Pingtan Fishing Group, other than consistent with past practices and in the ordinary course of business of such member or enter into any discussions or negotiations with any other party to do so;

•	issue any shares of capital shares of any member of the Pingtan Fishing Group or any other class of securities, whether debt (other than debt incurred in the ordinary course of business and consistent with past practice) or equity, of any member of the Pingtan Fishing Group or any options therefor or any securities convertible into or exchangeable for capital shares of any member of the Pingtan Fishing Group or enter into any agreements in respect of the ownership or control of such capital shares;

•	declare any dividend or make any distribution in cash, securities or otherwise on the outstanding shares of capital shares of any member of the Pingtan Fishing Group or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of their affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices, except to pay existing indebtedness of such member of the Pingtan Fishing Group;

•	make, agree to make or announce any general wage or salary increase or enter into any employment contract or, unless provided for on or before the effective date of the Pingtan Fishing share purchase agreement, increase the compensation payable or to become payable to any officer or employee of any member of the Pingtan Fishing Group or adopt or increase the benefits of any bonus, insurance, pension or other employee benefit plan, payment or arrangement, except for those increases, consistent with past practices, normally occurring as the result of regularly scheduled salary reviews and increases, and except for increases directly or indirectly required as a result of changes in applicable laws;

•	amend the memorandum and articles of association or any other comparable organizational or charter documents of any member of the Pingtan Fishing Group;

•	merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any person;

•	make any payments outside the ordinary course of business;

•	make any capital expenditures, except in accordance with or for ordinary business and operational practices; and

•	take or agree to take any actions that would cause a breach in representations or warranties contained in the Pingtan Fishing share purchase agreement or prevent Seller from performing its covenants.

Under the Pingtan Fishing share purchase agreement, CGEI has agreed, except as otherwise set forth in the Pingtan Fishing share purchase agreement or, with prior written consent of the Founder and Merchant Supreme, to conduct its business only in the ordinary course of business and in a manner consistent with the current practice of its business, except as required to preserve substantially intact its business organization, to preserve its current relationships with customers and other persons with which it has significant business relations and to comply with all laws.

In addition, except as otherwise set forth in the Pingtan Fishing share purchase agreement or unless Merchant Supreme and the Founder otherwise consent in writing. CGEI agreed not to agree or commit to:

•	pledge, sell, transfer, dispose of or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of its capital securities;

•	pledge, sell, lease, transfer, dispose of or otherwise encumber any of its properties or assets, other than consistent with past practices and in the ordinary course of business;

•	issue any shares in its share capital or any other class of securities, whether debt (other than debt incurred in the ordinary course of business and consistent with past practice) or equity, or any options therefore or any securities convertible into or exchangeable for its shares or enter into any contracts in respect of the ownership or control of such shares;

•	declare any dividend or make any distribution in cash, securities or otherwise on its outstanding shares or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of its affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices, except to pay its existing indebtedness;

•	make, agree to make or announce any general wage or salary increase or enter into any employment contract or, unless provided for on or before the date of the Pingtan Fishing share purchase agreement increase the compensation payable or to become payable to any of its officers or employees or adopt or increase the benefits of any bonus, insurance, pension or other employee benefit plan, payment or arrangement, except for those increases, consistent with past practices, normally occurring as the result of regularly scheduled salary reviews and increases, and except for increases directly or indirectly required as a result of changes in applicable laws;

•	except for the purpose of the business combination, amend its Memorandum and Articles of Association;

•	to merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any person;

•	to make any payments outside the ordinary course of business; and

•	make any capital expenditures, except in accordance with prudent business and operational practices consistent with prior practice.

Access to Information

Prior to closing, CDGC will afford CGEI and its representatives access at all reasonable times to all of their respective books and records, officers, employees and facilities and will promptly provide all financial and all other information concerning its business, properties and personnel as CGEI reasonably requests.

No Alternative Transaction

Except as otherwise set forth in the Pingtan Fishing share purchase agreement or for actions in connection with the reorganization plan, Merchant Supreme and Founder may not directly or indirectly solicit or encourage any inquiries, discussions or proposals, or continue, propose or enter into any negotiations or discussions looking toward, or enter into any agreement or understanding providing for any acquisition of any capital shares of any member of the Pingtan Fishing Group or of any part of their respective assets or businesses (in whole or in part). Merchant Supreme and Founder may further not provide, or assist any member of the Pingtan Fishing Group in providing, any information to any person for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. Merchant Supreme and Founder must immediately notify CGEI of any such inquiries or proposals or requests for information for such purpose. Further, CGEI may not directly or indirectly solicit or encourage any inquiries, discussions or proposals, or continue, propose or enter into any negotiations or discussions looking toward, or enter into any agreement or understanding providing for any acquisition of any CGEI shares or of any part of their respective assets or businesses (in whole or in part). CGEI may further not provide any information to any person for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition.

No Securities Transactions

Neither Seller nor any subsidiary of Merchant Supreme may engage in any transactions involving CGEI’s securities prior to the time a public announcement of the business combination is made. Further, the Founder is subject to a one year lock-up period on shares he acquires from CGEI in the transaction.

Notification; Reasonable Efforts; Other Agreements

CGEI, Merchant Supreme and the Founder must all promptly notify one another in writing of any event or development that occurs that (a) had it existed or been known on the date of the Merger Agreement would have been required to be disclosed, (b) would cause any of the representations and warranties in the Pingtan Fishing share purchase agreement to be inaccurate or otherwise misleading, (c) gives the party any reason to believe that any of the conditions to closing will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of any member of the Pingtan Fishing Group or (e) would require any amendment or supplement to the proxy statement.

CGEI, Merchant Supreme and the Founder have agreed that they will use all commercially reasonable efforts to fulfill the condition to closing, including the execution and delivery of documents necessary or desirable to consummate the transaction and taking or refraining from actions as may be necessary to fulfill the conditions to closing conditions, including using their commercially reasonable efforts to conduct their respective business in such manner that on the closing date the representations and warranties contained in the Pingtan Fishing share purchase agreement are still accurate.

Confidentiality and Publicity

Prior to the closing, the parties shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to the Pingtan Fishing share purchase agreement or the business combination. Except as otherwise permitted under the Pingtan Fishing share purchase agreement, no party to the Pingtan Fishing share purchase agreement will issue or otherwise make any public announcement or communication with respect to the Pingtan Fishing share purchase agreement or the business combination without the prior consent of the other parties, except if such communication is required by a legal requirement, or stock exchange or trading system rules, regulations or agreement. Consent shall not be reasonably withheld by the other parties.

Conditions to the Closing of the Pingtan Fishing share purchase agreement

The obligations of the parties to consummate the transaction contemplated by the Pingtan Fishing share purchase agreement are subject to the satisfaction or waiver (to the extent permitted) of several conditions, including:

•	if required, CGEI’s shareholders must have approved the Pingtan Fishing share purchase agreement and the transaction;

•	the Merchant Supreme shareholders must have approved the Pingtan Fishing share purchase agreement and the transaction;

•	no litigation or other proceeding is pending or threatened that seeks to challenge (i) the ownership or control of any member of the Pingtan Fishing Group, (ii) the purchase of CDGC Ordinary Shares or the sale and issuance of CGEI Ordinary Shares, (iii) the CGEI’s extraordinary general meeting and use of the Proxy Statement by CGEI, or (iv) the conduct in any material respect of the business of Merchant Supreme or the Pingtan Fishing Group; and

•	Pingtan Fishing must have executed the Contractual Management Agreement, Equity Interest Pledge Agreement, Power of Attorney and Exclusive Call Option Agreement, each as defined in the Pingtan Fishing share purchase agreement.

In addition, the obligations of Merchant Supreme and Founder to consummate the transaction contemplated by the Pingtan Fishing share purchase agreement are subject to the satisfaction or waiver (to the extent permitted) of several other conditions, including:

•	the representations and warranties made by CGEI in the Pingtan Fishing share purchase agreement must remain materially true and correct;

•	CGEI must have performed or complied in all material respects with all agreements and covenants required by the Pingtan Fishing share purchase agreement;

•	all required third party consents must have been obtained;

•	a CGEI material adverse effect must not have occurred;

•	if schedules have been amended and updated, CGEI must have received notice from Merchant Supreme that it has determined to proceed with the transaction;

•	all necessary proceedings, corporate or otherwise, to consummate the share purchase have been taken;

•	the CGEI directors and officers that are not continuing on as directors and officers after the transaction must have resigned; and

•	Jin Shi and Xuesong song must have executed an assumption agreement.

In addition, the obligations of CGEI to consummate the transaction contemplated by the Pingtan Fishing share purchase agreement are subject to the satisfaction or waiver (to the extent permitted) of several other conditions, including:

•	Seller must have delivered the Merchant Supreme shares and have received the same and any other documents, certificates and instruments reasonably requested by CGEI;

•	the applicable related party of Merchant Supreme must have repaid seventy percent of the net amount resulting if the “Amount Due From Related Parties” line item is off-set against the “Amount Due To Related Parties” line item, both contained in the Pingtan Fishing’ s unaudited balance sheet as of September 30, 2012. The applicable related party of Merchant Supreme shall agree in writing prior to the Closing to repay the remaining thirty percent (30%) of such amount on or prior to the first anniversary of the Closing to Pingtan Fishing;

•	Merchant Supreme must have provided CGEI with an interim financial statements prepared in accordance with U.S. GAAP, as of the end of each succeeding fiscal quarter ending more than 45 days prior to the closing;

•	the representations and warranties of Merchant Supreme and the Founder must remain materially true and correct;

•	Merchant Supreme and the Founder must have performed or complied in all material respects with all agreements and covenants required by the Pingtan Fishing share purchase agreement;

•	the reorganization contemplated by the Pingtan Fishing share purchase agreement must have been completed;

•	CGEI must have received a legal opinion from Dacheng Law Firm;

•	Merchant Supreme must have delivered all applicable third party consents;

•	Merchant Supreme must have received written confirmation that all specified regulatory approvals or consents from third parties have been obtained;

•	a Pingtan Fishing Group material adverse effect must not have occurred;

•	if schedules have been amended and updated, the Founder must have received notice from CGEI that it has determined to proceed with the transaction;

•	all required corporate proceedings, to consummate the transaction have been taken; and

•	the information in the proxy statement, at the time of its distribution and at closing, will accurately reflect Merchant Supreme, its subsidiaries, affiliates and their businesses and their shareholders, and it must not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the proxy statement not misleading.

Noncompetition and Nonsolicitation

Founder has agreed to not without the prior written consent of the CGEI, compete with the CGEI anywhere in the PRC for two years from the closing of the merger. Founder may still invest in companies with competitive business if the securities of such business are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in Founder beneficially owning, at any time, more than 1% of the publicly-traded equity securities of such competitive business.

Business with Hong Long is expressly exempt from the non-compete covenant and the parties have agreed that, after the closing, if Hong Long is offered or becomes aware of any of the following business opportunity (“New Opportunity”), Hong Long shall first notify and refer such New Opportunity to Merchant Supreme, and may pursue the New Opportunity only if the Merchant Supreme does not invest or participate in such New Opportunity to (i) build and purchase any fish processing facilities, (ii) expand to new fishing territories or establish new fishing bases or cooperate with other companies, (iii) acquire a competitive business (as defined in the Pingtan Fishing share purchase agreement) that would lead to expansion of its fleet, territory or bases, or (iv) acquire any fishing assets owned or controlled by the Zhou family or any person or entity affiliated with the Zhuo family, for a period of two years.

Survival and Indemnification

The representations and warranties of Merchant Supreme, the Founder and CGEI, respectively, will survive two years after the closing date. Any other covenant or agreement contained in the Pingtan Fishing share purchase agreement to be performed prior to or after the closing shall survive indefinitely.

Merchant Supreme and the Founder, on one side, and CGEI, on the other side, must indemnify and reimburse the other party for all losses and claims, including third party claims, arising out of the breach of such party’s representations or warranties or covenants contained in the Pingtan Fishing share purchase agreement. The indemnity obligation will survive for two years after the closing, except for claims arising out of a breach of the respective party’s representations and warranties with a different survival term per the paragraph above. The survival period for the indemnification obligation relating to such breaches shall mirror the survival period the respective representation and warranty as described above.

Neither party will have the obligation to indemnify the other party for any claims that do not exceed $200,000, but will be liable for the full amount of damages once the threshold is exceeded.

No Claims Against Trust Fund

In the event of breach by CGEI of the Pingtan Fishing share purchase agreement or any other transactional documents described in the Pingtan Fishing share purchase agreement, Merchant Supreme and the Founder have no right to any amount held in the Trust Account and may not make any claim against CGEI that would adversely affect the business, operations or prospects of CGEI or the amount of the funds held in the Trust Account.

Expenses

Except as otherwise provided in the Pingtan Fishing share purchase agreement, all costs and expenses, including, without limitation, fees and disbursements of representatives, incurred in connection with the preparation of Pingtan Fishing share purchase agreement and the business combination shall be paid by the party incurring such costs and expenses, whether or not the closing occurs.

Amendment

The Pingtan Fishing share purchase agreement may only be amended by an instrument in writing signed by the parties.

Extension; Waiver

Either party may, in writing, (i) extend the time for the performance of any obligation under and (ii) waive any inaccuracies in the representations and warranties contained in the Pingtan Fishing share purchase agreement or in any document delivered pursuant it or (iii) waive the failure to comply with any provisions of the Pingtan Fishing share purchase agreement or any other transaction documents. Any extension or waiver must be in writing signed by the party bound by it.

Termination and Termination Fee

The transaction contemplated by the Pingtan Fishing share purchase agreement may be terminated and/or abandoned at any time but not later than the closing by:

•	mutual written consent of the parties;

•	CGEI, if Merchant Supreme amends or supplements the schedules to the Pingtan Fishing share purchase agreement and such amendment or supplement facts or events that would reasonably be expected to have a material adverse effect on Merchant Supreme or its subsidiaries.

•	Merchant Supreme if CGEI amends or supplements the schedules to the Pingtan Fishing share purchase agreement and such amendment or supplement reflects a material effect on CGEI;

•	either party if the closing has not occurred on or before February 26, 2013;

•	either party, upon the other party’s breach of a representation, warranty, covenant, or agreement; or

•	either party, if either of their respective boards of directors determines based upon the advice of outside legal counsel that failure to terminate the Pingtan Fishing share purchase agreement would constitute a breach of its fiduciary duties; and

•	Merchant Supreme or the Founder if the transaction and the Pingtan Fishing share purchase agreement fails to be approved by the Merchant Supreme shareholders.

The Pingtan Fishing share purchase agreement provides that, subject to certain exceptions, in the event of termination or abandonment of the transaction each party shall bear its own costs and expenses.

In case either party breaches its obligation not to negotiate or enter into agreements with other companies, and within 6 months after such breach, the breaching party closes any transaction or financing, the breaching party(s) shall pay to the non-defaulting part $3 million.

Any payments made by CGEI for breach of the covenant not to negotiate with other companies, must be assumed by Jin Shi and Xuesong Song who must both have signed an assumption agreement to that effect.

Effect of Termination

In the event of the termination of the Pingtan Fishing share purchase agreement there shall all further obligations of the parties shall terminate, no party shall have any right against the other parties to the agreement, and each party shall bear its own costs and expenses. Each party must return all documents, work papers and other material of the other party, in the case of termination. The provisions of the Pingtan Fishing share purchase agreement relating to confidential information shall remain in full force and effect.

POST-TRANSACTION PRO FORMA SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CGEI

The following table sets forth certain information with respect to (i) each director and each executive officer of CGEI; (ii) all directors and executive officers of CGEI as a group; and (iii) persons (including any “group” as that term is used in Section l3(d)(3) of the Securities Exchange Act of l934), expected to be the beneficial owner of more than five percent of its ordinary shares after the closing of the business combination. Ordinary shares subject to options exercisable within 60 days from the date of the anticipated closing are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

Unless otherwise indicated, CGEI believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

CGEI has based its calculation of the percentage of beneficial ownership as of [•], 2012 on the following assumptions:

• no redemption of shares by CGEI shareholders; and

• 83,465,000 CGEI Ordinary Shares and warrants to purchase 8,966,667 CGEI Ordinary Shares estimated to be outstanding immediately following the consummation of the business combination

Name and Address of Beneficial Owner	Number of Ordinary Shares Beneficially Owned(2)		Approximate Percentage of Outstanding Ordinary Shares Beneficially Owned
Xuesong Song(1)	4,799,334	(3)	5.2%
Jin Shi(1)	4,799,334	(3)	5.2%
Xinrong Zhuo(4)	53,079,947	(5)	57.4%
Bin Lin(4)	2,163,987	(6)	2.3%
Lin Bao(4)	0		0%
Yeliang Zhou(4)	0		0%
Zengbiao Zhu(4)	0		0%
All directors and executive officers as a group (4 individuals)	60,043,267		65.0%

* Less than 1%

(1) The business address of each of the individuals is CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, 100025, PRC.

(2) Assumes no forfeiture of the founder earnout shares.

(3) Represents 1,150,000 shares held by Chum Capital Group Limited, an entity owned entirely by Mr. Xuesong Song and Mr. Jin Shi, and 3,649,334 shares issuable upon exercise of warrants that become exercisable upon consummation of the business combination.

(4) The business address of each of the individuals is Floor 18, Tower A, Zhongshan Building No. 154, Hudong Road, Gulou District, Fuzhou City, Fujian Province 350001, PRC.

(5) Represents 25,000,000 shares held by Heroic Treasure Limited, of which Mr. Xinrong Zhuo is the sole shareholder, and 28,079,947 shares held by Mars Harvest Co., Ltd., of which Mr. Xinrong Zhuo is the sole shareholder.

(6) Represents 2,163,987 shares held by Saturn Glory Co., Ltd, of which Mr. Bin Lin is the sole shareholder.

CGEI EXECUTIVE OFFICERS AND DIRECTORS UPON COMPLETION OF BUSINESS COMBINATION

Upon completion of the business combination, the CGEI board will consist of members (four of whom shall be independent directors) and will be divided into three classes, with only one class of directors being elected at each annual meeting of shareholders and each class serving a three-year term.

CGEI directors and executive officers that have been designated as of the date of this proxy statement and their ages as of October 19, 2012 are as follows:

Name	Age	Position

Xinrong Zhuo	48	Chairman of the Board and Chief Executive Officer

Bin Lin	54	Senior Vice President and Director

Alfred Ho	56	Chief Financial Officer

Lin Bao	51	Director

Yeliang Zhou	63	Director

Zengbiao Zhu	63	Director

Xuesong Song	44	Director

Jin Shi	43	Director

Biographical Information

Xinrong Zhuo  has served as chairman of CDGC’s board and chief executive officer since August 2010, has served as director of Fujian Road & Bridge Construction Co., Ltd., an infrastructure construction company, since December 2008, has served as the sole director of Tian Yuan Co., Ltd., a real estate investment company, since September 2007, has served as the chairman and legal representative of Fuzhou Dongxing Longju Real Estate Development Co., Ltd., a real estate development company, since March 2007, has served as the vice general manager of Fujian Huashang Real Estate Development Co., Ltd., a real estate development company, since December 2006, and has served as the supervisor of Fuzhou Haiyiyongyu Import & Export Co., Ltd., a trading company, since June 1995. From November 2005 to December 2008, Mr. Zhuo served as the legal representative and the chairman of Fujian Road & Bridge Construction Co., Ltd. From June 2005 to September 2007, Mr. Zhuo served as vice general manager of Tian Yuan Co. Ltd. From February 2002 to September 2009, Mr. Zhuo served as the legal representative and executive director of Fuzhou Baojie Haiyi Pingtan Fishing Co., Ltd., an aquatic products company. From June 1995 to September 2006, Mr. Zhuo served as the supervisor at Fuzhou Hong Long Ocean Fishing Co., Ltd., a marine fishery. Mr. Zhuo is qualified to serve on the board of directors due to his experience in the real estate development and trading business, as well as his extensive experience in the fishing industry, his legal background and prior executive experience.

Bin Lin  has served as CDGC’s senior vice president since August 2010. From January 2007 to August 2010, Mr. Lin served as vice general manager of Tianyuan Co., Ltd., an investment company. From May 2003 to March 2007, he served as vice chairman of Fujian Tianxiang Group Co., Ltd, an agricultural company listed on the China Shanghai Stock Exchange. From November 2003 to October 2006, he served as a member of the board of directors of Industrial Securities Co., Ltd., a financial services company. Mr. Lin received his BS degree in Pharmacy from Shanghai Medical College of Fudan University (formerly Shanghai Number One School of Medicine) in 1982. Mr. Lin is qualified to serve on the board of directors due to his executive experience in the dredging business, knowledge of CDGC’s business, as well as his prior bard experience at the board of a publicly traded company.

Alfred Ho has served as CDGC’s chief financial officer since November 2010. Mr. Ho has been the sole proprietor of Alfred Ho & Co., a certified public accounting firm in Hong Kong, since January 2001 and has served as an independent non-executive director of New Universe International Group Limited, an environmental company listed in Hong Kong, since October 2004. From October 2007 to April 2009, he served as the finance director of Sinosoft Technology plc, a software company listed in the United Kingdom, from 1997 to 1999 he served as Tax Manager at PricewaterhouseCoopers in Hong Kong, and from 1993 to 1995 he served as a Senior Appeals Officer with Revenue Canada, Taxation. Mr. Ho received his bachelor’s degree in Science from the University of Toronto in 1980. He is a member of the Canadian Institute of Chartered Accountants, the Hong Kong Institute of Certified Public Accountants, and the Taxation Institute of Hong Kong, and he serves on the Examination & Accreditation Committee of Hong Kong Institute of Accredited Accounting Technicians and as an External Examiner of Hong Kong Institute of Vocational Education.

Lin Bao  has served as the general manager of Fuzhou Hong Long Ocean Fishing Co., Ltd., a marine fishery company since February. From April 1989 to January 1997, he served as the general manager of Fuzhou Tang Cheng Plaza, a hotel affiliated to China Railway Construction Corporation Limited. Mr. Bao is the vice chairman of China Fisheries Association in 2012. Mr. Bao received his Associate degree in Accounting from Beijing Society Correspondence University in 1989. He obtained the Certificate of Highway Engineer in 2006. Mr. Bao is qualified to serve on the board of directors due to his background in the fishing industry, as well as his executive experience.

Yeliang Zhou  has served as an independent director of CDGC since April 2011. Mr. Zhou has served as an advisor to the PBOC and as the deputy director of Zhejiang Province People’s Political Consultative Conference, economic committee, since January 2009, and has served as the president of Zhejiang Province Venture Capital and Private Equity Association since May 2010. Mr. Zhou has served as a supervisor of Industrial Bank, a commercial bank listed in the Shanghai stock exchange in China, since November 2010, and has served as an independent director of Union Trust Limited in China, since November 2009. From 2004 to September 2009, he served as the president of the PBOC, Zhejiang sub-branch and the director of SAFE Zhejiang sub-branch, and from 1993 to 2004, he first served as the vice-president and then president of PBOC Fujian sub-branch and the director of SAFE Fujian sub-branch. Mr. Zhou received his bachelor’s degree in Finance from Xiamen University in 1974 Mr. Zhuo is qualified to serve on the board of directors due to his experience in the financial industry, as well as his prior board experience.

Zengbiao Zhu  has served as an independent director of CDGC since April 2011. Mr. Zhu has been a member of the National People’s Congress, or NPC, Standing Committee of Fujian Province and a member of the NPC Financial and Economic Committee of Fujian Province since January 2008. From 2004 to December 2009 he served as the director of the China Insurance Regulatory Commission Fujian Bureau, from 2000 to 2004 he first served as the deputy director and then the director of the China Insurance Regulatory Commission Fujian Bureau Fuzhou Office, and from 1995 to 2000 he served as the president of PBOC Fuzhou sub-branch. Mr. Zhu received his bachelor’s degree in Finance from Xiamen University in 1974. Mr. Zhu is qualified to serve on the board of directors due to his extensive political and regulatory background and contacts in the Fujian region.

Xuesong Song has served as CGEI’s chairman of the board of directors and chief financial officer since CGEI’s inception. From May 2006 through January 2009, Mr. Song served as the chairman of China Growth North Acquisition Corporation, a special purpose acquisition company, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. Following the acquisition, Mr. Song served as a director of UIB Group Limited from January 2009 through May 2010. From May 2006 through January 2009, Mr. Song also served as the executive vice president of business development and a director of the board of ChinaGrowth South Acquisition Corporation, a special purpose acquisition company, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately owned newspaper aggregator and operator in China. Mr. Song has been a principal of Chum Capital Group Limited since August 2001, a merchant banking firm that invests in growth Chinese companies and advises them in financings, mergers & acquisitions and restructurings, which successfully acted as the sole advisor of Origin Agritech Ltd. (NASDAQ: SEED) and Hollysys Automation Technologies, Ltd (NASDAQ: HOLI) in their respective mergers with Chardan China Acquisition Corporation and Chardan North China Acquisition Corporation, respectively, and chief executive officer of Beijing Chum Investment Co., Ltd. since December 2001. Mr. Song was the chairman and chief executive officer of Shanghai Jinqiaotong Enterprise Developments Corporation Ltd. from April 2005 to May 2010, a direct investment company that owned approximately 18.4% of equity interest in Hollysys Automation Technologies, Ltd. before its merger with Chardan North China Acquisition Corporation. Mr. Song has been a director of Mobile Vision Communication Ltd. since July 2004. Between February 2001 and December 2001, Mr. Song was the vice president of ZZNode Holdings Ltd. Prior to joining ZZNode, Mr. Song held various positions from president assistant, vice president to deputy executive president at China Resources Investment & Management Co., Ltd. from October 1997 to December 2000. From January 1994 to July 1995, Mr. Song assumed positions from deputy representative of Beijing Office to representative of Hainan Office at Wins Group Holdings Ltd. Between July 1989 and January 1994, Mr. Song was an engineer with Tianjin Office, General Administration of Civil Aviation of China. Mr. Song received a Masters of Business Administration degree from Oklahoma City/Tianjin Program and an Associates degree in electrical engineering from Civil Aviation University of China. Mr. Song is well-qualified to serve as a member of the board of directors due to his prior service as an executive and director of special purpose acquisition companies focused on China, as well as his contacts.

Jin Shi has served as CGEI’s Chief Executive Officer since March 2011, and Mr. Shi has served as a director since CGEI’s inception. Mr. Shi served as vice-chairman of CGEI’s Board of Directors from its inception until March 2011. From May 2006 through January 2009, Mr. Shi served as the chief executive officer and a director of the board of ChinaGrowth North Acquisition Corporation, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. From May 2006 through January 2009, Mr. Shi also served as the chief financial officer and a director of the board of ChinaGrowth South Acquisition Corporation, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately owned newspaper aggregator and operator in China. Mr. Shi has been a principal of Chum Capital Group Limited since February 2007, a merchant banking firm that invests in growth Chinese companies and advises them in financings, mergers & acquisitions and restructurings, which successfully acted as the sole advisor of Origin Agritech Ltd. (NASDAQ: SEED) and Hollysys Automation Technologies, Ltd. (NASDAQ: HOLI) in their respective mergers with Chardan China Acquisition Corporation and Chardan North China Acquisition Corporation, respectively, and a principal of Global Vestor Capital Partners LLC since November 2005. Mr. Shi has also been the chairman of Shanghai RayChem Industries Co., Ltd., a research & development based active pharmaceutical ingredient producer, since he founded the company in January 2005. Since September 2004, Mr. Shi has been the chief executive officer of Yihua Investment Co. Ltd., a direct investment company and the parent holding company of Shanghai RayChem Industries Co. Ltd. in China. Mr. Shi is also the president of PharmaSource Inc., a company he founded in 1997. Between June 1995 and October 1997, Mr. Shi was vice president of Sales and Marketing of Darsheng Trade & Technology Development Co., Ltd., the U.S. subsidiary of Tianjin Pharmaceuticals Corporation. From August 1992 through May 1995, Mr. Shi was with Tianjin Pharmaceuticals Corporation in China. Mr. Shi received a Bachelor of Science degree in Chemical Engineering from Tianjin University. Mr. Shi is well-qualified to serve as a member of the board of directors due to his prior service as an executive and director of special purpose acquisition companies focused on China, as well as his contacts.

Committees of the CGEI Board

The members of the committees of the CGEI board will not be appointed until the CGEI board is fully constituted and holds its initial meeting following consummation of the business combination. At that time, the CGEI board will make determinations with respect to each committee member’s independence in accordance with the applicable exchange listing standards and SEC rules and regulations.

Following the business combination, CGEI intends to post the committee charters on its website at www.[•].com.

Audit Committee

The audit committee will be at all times composed of independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including CGEI’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC. The CGEI board will also make determinations regarding the financial literacy and financial expertise of each member of the audit committee in accordance with the Nasdaq listing standards and SEC Rule 10A-3.

The principal duties and responsibilities of CGEI’s audit committee will be to engage CGEI’s independent auditors, oversee the quality and integrity of CGEI’s financial reporting and the audit of CGEI’s financial statements by its independent auditors and in fulfilling its obligations, CGEI’s audit committee will review with CGEI’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and CGEI’s accounting policies.

The audit committee will be required to report regularly to the CGEI board to discuss any issues that arise with respect to the quality or integrity of CGEI’s financial statements, its compliance with legal or regulatory requirements, the performance and independence of CGEI’s independent auditors, or the performance of the internal audit function.

Compensation Committee

The compensation committee will be at all times composed of exclusively independent directors. Among other functions, the compensation committee will oversee the compensation of CGEI’s chairman, its president and chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites, and administer any such plans or programs as required by the terms thereof.

Compensation Committee Interlocks and Insider Participation

CGEI will identify which members of the CGEI board will serve on the compensation committee. Moreover, CGEI will disclose which, if any, members of the compensation committee have had any relationships with CGEI of the type required to be disclosed by Item 404 of Regulation S-K of the SEC rules and regulations. None of the individuals who serve as an executive officer of CGEI following the business combination has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who will serve as a member of the CGEI board, or as a member of the CGEI compensation committee, immediately following the business combination.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee will be at all times composed of independent directors. The principal duties and responsibilities of CGEI’s nominating and corporate governance committee will be to identify qualified individuals to become members of the CGEI board, recommend to the CGEI board individuals to be designated as nominees for election as directors at the annual meetings of shareholders, and develop and recommend corporate governance guidelines to the CGEI board.

Code of Conduct and Ethics

Following the business combination, CGEI intends to post its code of ethics and to post any amendments to or any waivers from a provision of its code of ethics on its website at www.[•].com.

Executive Officer and Director Compensation

In connection with the business combination, it is currently anticipated that CGEI will be offering new employment agreements to certain current executive officers of CDGC and Pingtan Fishing. The terms of these agreements will be disclosed after such agreements are finalized.

Expected Compensation Policies

CGEI has not yet developed a comprehensive executive officer and director compensation program and philosophy with respect to the executive officers and directors who will manage CGEI after consummation of the business combination. CGEI expects that such a program and philosophy will be developed after the completion of the business combination, but will be substantially as described below.

Executive Compensation

CGEI will seek to provide total compensation packages that are competitive, tailored to the unique characteristics and needs of CGEI within its industry, and that will adequately reward its executives for their roles in creating value for CGEI’s shareholders. CGEI intends to be competitive in its executive compensation with other similarly situated companies in its industry following completion of the business combination. The compensation decisions regarding CGEI’s executives will be based on its need to attract individuals with the skills necessary to achieve its business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above CGEI’s expectations.

CGEI anticipates that its executives’ compensation will consist of three primary components: salary, incentive bonus and stock-based awards issued under an incentive plan. CGEI anticipates determining the appropriate level for each compensation component based in part, but not exclusively, on its view of internal equity and consistency, individual performance, CGEI’s performance and other information deemed relevant and timely.

Compensation Arrangements for Directors

Upon consummation of the business combination, non-employee directors of CGEI will receive varying levels of compensation for their services as directors based on their eligibility as members of CGEI’s audit, compensation and nominating and corporate governance committees. CGEI anticipates determining director compensation in accordance with industry practice and standards.

Compensation Committee Information

The CGEI board will establish a compensation committee that, among other duties, will be to review and approve compensation paid to CGEI’s executive officers and directors and to administer an incentive plan. The compensation committee will be composed of three members of the CGEI board, all of whom will be independent under the Nasdaq rules, and a majority of whom will be “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Exchange Act.

The compensation committee will be charged with performing an annual review of CGEI’s executive officers’ cash compensation, bonus and equity holdings to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies.

In addition to the guidance provided by the compensation committee, CGEI may utilize the services of third parties from time to time in connection with the hiring and compensation awarded to executive employees. This could include subscriptions to executive compensation surveys and other databases.

Compensation of the CGEI Board and Executive Officers

The executive and director compensation will be determined by the CGEI board, following consummation of the business combination. Any compensation to be paid to CGEI executive officers will be determined, or recommended to the CGEI board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the CGEI board.

COMPENSATION OF CGEI EXECUTIVE OFFICERS

Summary of Compensation of Executive Officers

The executive and director compensation will be determined by the CGEI board, following consummation of the business combination. Any compensation to be paid to CGEI executive officers will be determined, or recommended to the CGEI board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the CGEI board.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The following unaudited pro forma condensed combined financial data has been prepared assuming that the business combination had occurred (i) at the beginning of the pro forma statement of operations for the six months ended June 30, 2012 and the year ended December 31, 2011 and (ii) at June 30, 2012 for the pro forma balance sheet. The unaudited pro forma condensed combined financial data has been prepared assuming two possible scenarios for the approval of the business combination by CGEI’s shareholders, as follows:

• Assuming No Redemption of Shares: This presentation assumes that no shareholders exercise their redemption rights; and

• Assuming Maximum Redemption of Shares: This presentation assumes that CGEI shareholders holding 90.05% of the CGEI Ordinary Shares vote with respect to the acquisition and elect to exercise their redemption rights. The maximum conversion reflects CGEI’s indication that it will not consummate the business combination if less than $5,000,001 remains in the trust account after giving pro forma effect to conversation by CGEI’s shareholders, before the payment of deferred underwriting commissions and transaction expenses.

The unaudited pro forma condensed combined financial data is provided for illustrative purposes only. The historical financial data in the unaudited pro forma condensed combined balance sheet has been adjusted to give effect to pro forma events that are directly attributable to the business combination and are factually supportable. The historical financial data in the unaudited pro forma condensed combined statements of operations has been adjusted to give effect to pro forma events that are directly attributable to the business combination, are factually supportable and are expected to have a continuing impact on the combined results.

The historical financial statements of CGEI for the year ended December 31, 2011 and the six months ended June 30, 2012 were prepared under U.S. GAAP and presented in U.S. dollars. The historical financial statements of CDGC and Pingtan Fishing have been prepared under U.S. GAAP and presented in U.S. dollars. The unaudited pro forma condensed combined financial statements included herein are therefore prepared under U.S. GAAP and presented in U.S. dollars.

You should not rely on the unaudited pro forma condensed combined balance sheet as being indicative of the historical financial position that would have been achieved had the business combination been consummated as of June 30, 2012, or the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 as being indicative of the historical financial results of operations that would have been achieved had the business combination been consummated on the first day of such period. See “Risk Factors” in this proxy statement for further information.

CGEI are providing the following information to aid you in your analysis of the financial aspects of the business combination. CGEI derived the historical financial data of CGEI from the unaudited financial statements for the six months ended June 30, 2012 and from the audited financial statements of CGEI for the year ended December 31, 2011 included elsewhere in this proxy statement. CGEI derived the historical financial data of CDGC and Pingtan Fishing from the unaudited financial statements for the six months ended June 30, 2012 and from the audited consolidated financial statements of CDGC and Pingtan Fishing for the year ended December 31, 2011, included elsewhere in this proxy statement. This information should be read together with CGEI’s and CDGC’s and Pingtan Fishing’s audited financial statements and related notes, “Information About CGEI – Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “ Information About China Dredging Group Co., Ltd. - Management’s Discussion and Analysis of Financial Condition and Results of Operations ” and “ Information About Pingtan Fishing - Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial data included elsewhere in this proxy statement.

Unaudited Pro Forma Condensed Combined Balance Sheet Data as of June 30, 2012

(assuming no redemption)

See accompanying Notes to the Unaudited Pro Forma Combined Consolidated Financial Statements Data which are an integral part hereof.

	CGEI	CDGC	Pingtan Fishing	Pro Forma Adjustment		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$12,476	$158,421,471	$215,776	$50,263,824	a	$205,040,987
				(2,250,000)	f
				(28,597)	g
				(206)	g
				(1,593,757)	j
Investment held in trust at amortized cost	50,263,824	-	-	(50,263,824)	a	-
Term loan principal receivable	-	-	4,913,693			4,913,693
Notes receivables			11,095,437			11,095,437
Advances to affiliate	230,498	-	-			230,498
Accounts receivable/Account receivable - third party customers/Account receivable - related parties	-	23,478,578	8,825,619			32,304,197
Cost and estimated earnings in excess of billings on contracts in progress	-	19,595,364	-			19,595,364
Prepaid expenses/other current assets	73,750	-	9,612,306			9,686,056
Inventories	-	3,374,289	2,715,866			6,090,155
Due from related parties			80,815,965			80,815,965
Other receivables/Other receivables - third parties	-	3,621	10,112,295			10,115,916
Total current assets	50,580,548	204,873,323	128,306,957	(3,872,560)		379,888,268

Non-current assets
Prepaid dredger deposits	-	22,823,862	-			22,823,862
Security deposits	-	48,418,070	-			48,418,070
Property, plant and equipment, net	-	46,777,556	9,835,085			56,612,641
Total assets	$50,580,548	$322,892,811	$138,142,042	$(3,872,560)		$507,742,841

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term loans	$-	$-	$30,546,515			$30,546,515
Accounts payable/Accounts payable - third party suppliers/Accounts payable - related parties	-	3,619,025	5,766,229			9,385,254
Customer deposits	-	-	741,927			741,927
Income tax payable	-	7,510,272	-			7,510,272
Accrued liabilities and other payables/Other payables and accrued liabilities - third parties	-	1,182,033	601,433			1,783,466
Due to related parties			42,228,319			42,228,319
Advance from a shareholder	-	1,006	-			1,006
Advance from related companies	-	13,536	-			13,536
Derivative liability	-	9,201,504	-			9,201,504
Accrued expenses	28,597	1,888,354	-	(28,597)	g	1,888,354
				957,903	h
				635,854	i
				(1,593,757)	j
Deferred underwriter’s fee	2,250,000	-	-	(2,250,000)	f	-
Due to shareholders	206	-	-	(206)	g	-
Total current liabilities	2,278,803	23,415,730	79,884,423	(2,278,803)		103,300,153

Long-term loans	-	-	26,629,048			26,629,048
Ordinary shares subject to possible redemption	43,301,744	-	-	(43,301,744)	c	-

Class A preferred shares	-	50,064,935	-	(50,064,935)	k	-

COMMITMENTS
Shareholders’ equity:
Ordinary shares	1,940	-	-	(1,940)	b	83,465
				52,000	l
				25,000	l
				215	m
				6,250	b
Paid in capital	-	-	6,254,178			6,254,178
Statutory reserves	-	15,386,316	1,476,774			16,863,090
Additional paid-in capital	5,642,857	79,185,284	-	50,064,935	k	177,468,499
				1,940	b
				(52,000)	l
				(25,000)	l
				(215)	m
				(6,250)	b
				43,301,744	c
				(644,796)	e
Retained earnings/(deficit) accumulated during the development stage	(644,796)	141,951,831	21,405,609	644,796	e	161,763,683
				(957,903)	h
				(635,854)	i
Accumulated other comprehensive income	-	12,888,715	2,492,010			15,380,663
Total shareholders’ equity	5,000,001	249,412,146	31,628,571	91,772,922		377,813,640
Total liabilities and shareholders’ equity	$50,580,548	$322,892,811	$138,142,042	$(3,872,560)		$507,742,841

Unaudited Pro Forma Condensed Combined Balance Sheet Data as of June 30, 2012

(assuming max redemption)

	CGEI	CDGC	Pingtan Fishing	Pro Forma Adjustment		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$12,476	$158,421,471	$215,776	$50,263,824	a	$161,739,243
				(2,250,000)	f
				(43,301,744)	d
				(28,597)	g
				(206)	g
				(1,593,757)	j
Investment held in trust at amortized cost	50,263,824	-	-	(50,263,824)	a	-
Term loan principal receivable	-	-	4,913,693			4,913,693
Notes receivables			11,095,437			11,095,437
Advances to affiliate	230,498	-	-			230,498
Accounts receivable/Account receivable - third party customers/Account receivable - related parties	-	23,478,578	8,825,619			32,304,197
Cost and estimated earnings in excess of billings on contracts in progress	-	19,595,364	-			19,595,364
Prepaid expenses/other current assets	73,750	-	9,612,306			9,686,056
Inventories	-	3,374,289	2,715,866			6,090,155
Due from related parties			80,815,965			80,815,965
Other receivables/Other receivables - third parties	-	3,621	10,112,295			10,115,916
Total current assets	50,580,548	204,873,323	128,306,957	(47,174,304)		336,586,524

Non-current assets
Prepaid dredger deposits	-	22,823,862	-			22,823,862
Security deposits	-	48,418,070	-			48,418,070
Property, plant and equipment, net	-	46,777,556	9,835,085			56,612,641
Total assets	$50,580,548	$322,892,811	$138,142,042	$(47,174,304)		$464,441,097

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term loans	$-	$-	$30,546,515			$30,546,515
Accounts payable/Accounts payable - third party suppliers/Accounts payable - related parties	-	3,619,025	5,766,229			9,385,254
Customer deposits	-	-	741,927			741,927
Income tax payable	-	7,510,272	-			7,510,272
Accrued liabilities and other payables/Other payables and accrued liabilities - third parties	-	1,182,033	601,433			1,783,466
Due to related parties			42,228,319			42,228,319
Advance from a shareholder	-	1,006	-			1,006
Advance from related companies	-	13,536	-			13,536
Derivative liability	-	9,201,504	-			9,201,504
Accrued expenses	28,597	1,888,354	-	(28,597)	g	1,888,354
				957,903	h
				635,854	i
				(1,593,757)	j
Deferred underwriter’s fee	2,250,000	-	-	(2,250,000)	f	-
Due to shareholders	206	-	-	(206)	g	-
Total current liabilities	2,278,803	23,415,730	79,884,423	(2,278,803)		103,300,153

Long-term loans	-	-	26,629,048			26,629,048
Ordinary shares subject to possible redemption	43,301,744	-	-	(43,301,744)	d	-

Class A preferred shares	-	50,064,935	-	(50,064,935)	k	-

COMMITMENTS
Shareholders’ equity:
Ordinary shares	1,940	-	-	(1,940)	b	78,962
				52,000	l
				25,000	l
				215	m
				1,747	b
Paid in capital	-	-	6,254,178			6,254,178
Statutory reserves	-	15,386,316	1,476,774			16,863,090
Additional paid-in capital	5,642,857	79,185,284	-	50,064,935	k	134,171,258
				1,940	b
				(52,000)	l
				(25,000)	l
				(215)	m
				(1,747)	b
				(644,796)	e
Retained earnings/(deficit) accumulated during the development stage	(644,796)	141,951,831	21,405,609	644,796	e	161,763,683
				(957,903)	h
				(635,854)	i
Accumulated other comprehensive income	-	12,888,715	2,492,010			15,380,725
Total shareholders’ equity	5,000,001	249,412,146	31,628,571	48,471,178		334,511,896
Total liabilities and shareholders’ equity	$50,580,548	$322,892,811	$138,142,042	$(47,174,304)		$464,441,097

See accompanying Notes to the Unaudited Pro Forma Combined Consolidated Financial Data which are an integral part hereof.

Unaudited Pro Forma Condensed Combined Statement of Operations Data
for the Six Months Ended June 30, 2012

(assuming no redemption)

	CGEI	CDGC	Pingtan Fishing	Pro Forma Adjustment			Pro Forma Combined

Total revenue/Contract revenue	$-	$119,094,081	$25,944,626	$			$145,038,707
Total costs of revenue/Cost of contract revenue	-	(55,595,229)	(17,978,804)				(73,574,033)
Gross Profit	-	63,498,852	7,965,822				71,464,674

General and administrative expenses/Formation and operating costs	(317,351)	(4,652,813)	(308,556)		317,351	n	(4,961,369)
Selling expenses		-	(304,134)				(304,134)
Income(loss) from operations	(317,351)	58,846,039	7,353,132		317,351		66,199,171

Interest income	8,248	331,085	-		(8,248)	n	331,085
Interest expenses	-	-	(1,363,840)				(1,363,840)
Profit from short-term investment	-	-	15,160				15,160
Sundry income	-	-	-
Gain on exchange differences, net/Foreign exchange gain (loss) and other expense	(725)	1,124	4,495		725	n	5,619
Subsidy income	-	-	-				-
Gain on obligation under “Make-Good Escrow”	-	-	-				-
Loss on derivative	-	(921,677)	-				(921,677)
Net income(loss) before income taxes	(309,828)	58,256,571	6,008,947		309,828		64,265,518

Income tax expenses	-	(14,863,836)	-				(14,863,836)
Net income (loss)	$(309,828)	$43,392,735	$6,008,947		$309,828		$49,401,682
Accretion of discount on Class A Preferred Shares	-	-	-				-

Net income attributable to ordinary shareholders	(309,828)	43,392,735	6,008,947				49,401,682

Net income (loss) per ordinary share
Basic	(0.05)	0.82	-				0.59
Diluted	(0.05)	0.69	-				0.59
Weighted average number of shares outstanding
Basic	6,250,000	52,677,323	-				83,465,000
Diluted	6,250,000	62,690,310	-				83,465,000

See accompanying Notes to the Unaudited Pro Forma Combined Consolidated Financial Data which are an integral part hereof.

Unaudited Pro Forma Condensed Combined Statement of Operations Data
for the Six Months Ended June 30, 2012 (assuming max redemption)

	CGEI	CDGC	Pingtan Fishing	Pro Forma Adjustment			Pro Forma Combined

Total revenue/Contract revenue	$-	$119,094,081	$25,944,626	$			$145,038,707
Total costs of revenue/Cost of contract revenue	-	(55,595,229)	(17,978,804)				(73,574,033)
Gross Profit	-	63,498,852	7,965,822				71,464,674

General and administrative expenses/Formation and operating costs	(317,351)	(4,652,813)	(308,556)		317,351	n	(4,961,369)
Selling expenses	-	-	(304,134)				(304,134)
Income(loss) from operations	(317,351)	58,846,039	7,353,132		317,351		66,199,171

Interest income	8,248	331,085	-		(8,248)	n	331,085
Interest expenses	-	-	(1,363,840)				(1,363,840)
Profit from short-term investment	-	-	15,160				15,160
Sundry income	-	-	-
Gain on exchange differences, net/Foreign exchange gain (loss) and other expense	(725)	1,124	4,495		725	n	5,619
Subsidy income	-	-	-				-
Gain on obligation under “Make-Good Escrow”	-	-	-				-
Loss on derivative	-	(921,677)	-				(921,677)
Net income(loss) before income taxes	(309,828)	58,256,571	6,008,947		309,828		64,265,518

Income tax expenses	-	(14,863,836)	-				(14,863,836)
Net income (loss)	$(309,828)	$43,392,735	$6,008,947		$309,828		$49,401,682
Accretion of discount on Class A Preferred Shares

Net income attributable to ordinary shareholders	(309,828)	43,392,735	6,008,947				49,401,682

Net income (loss) per ordinary share
Basic	(0.05)	0.82	-				0.63
Diluted	(0.05)	0.69	-				0.63
Weighted average number of shares outstanding
Basic	6,250,000	52,677,323	-				78,962,376
Diluted	6,250,000	62,690,310	-				78,962,376

See accompanying Notes to the Unaudited Pro Forma Combined Consolidated Financial Data which are an integral part hereof.

Unaudited Pro Forma Condensed Combined Statement of Operations Data
for the Year Ended December 31, 2011 (assuming no redemption)

	CGEI	CDGC	Pingtan Fishing	Pro Forma Adjustment		Pro Forma Combined

Total revenue/Contract revenue	$-	$226,953,070	$25,600,636	$-		$252,553,706
Total costs of revenue/Cost of contract revenue	-	(98,906,986)	(14,600,579)	-		(113,507,565)
Gross Profit	-	128,046,084	11,000,057	-		139,046,141

General and administrative expenses/Formation and operating costs	(310,075)	(9,444,718)	(251,343)	310,075	n	(9,696,061)
Selling expenses	-	-	(383,472)	-		(383,472)
Income(loss) from operations	(310,075)	118,601,366	10,365,242	310,075		128,966,608

Interest income	5,577	436,646	-	(5,577)	n	436,646
Interest expenses	(7,739)	-	(842,301)	7,739	n	(842,301)
Profit from short-term investment	-	-	-	-		-
Sundry income	-	122,151	-	-		122,151
Gain on exchange differences, net/Foreign exchange gain (loss) and other expense	678	-	86,950	(678)	n	86,950
Subsidy income	-	-	830,446	-		830,446
Gain on obligation under “Make-Good Escrow”	-	14,101,247	-	-		14,101,247
Loss on derivative	-	(6,762,079)	-	-		(6,762,079)
Net income(loss) before income taxes	(311,559)	126,499,331	10,440,337	311,559		136,939,668

Income tax expenses	-	(30,107,070)	-	-		(30,107,070)
Net income (loss)	$(311,559)	$96,392,261	$10,440,337	$311,559		$106,832,598
Accretion of discount on Class A Preferred Shares	-	(6,135,012)	-	-		(6,135,012)

Net income attributable to ordinary shareholders	$(311,559)	$90,257,249	$10,440,337	$-		$100,697,586

Net income (loss) per ordinary share
Basic	$(0.07)	$1.71	$-	-		$1.23
Diluted	$(0.07)	$1.44	$-	-		$1.23
Weighted average number of shares outstanding
Basic	4,426,677	52,677,323	-	-		81,641,677
Diluted	4,426,677	62,690,310	-	-		81,641,677

See accompanying Notes to the Unaudited Pro Forma Combined Consolidated Financial Data which are an integral part hereof.

Unaudited Pro Forma Condensed Combined Statement of Operations Data
for the Year Ended December 31, 2011 (assuming max redemption)

	CGEI	CDGC	Pingtan Fishing	Pro Forma Adjustment		Pro Forma Combined

Total revenue/Contract revenue	$-	$226,953,070	$25,600,636	$-		$252,553,706
Total costs of revenue/Cost of contract revenue	-	(98,906,986)	(14,600,579)	-		(113,507,565)
Gross Profit	-	128,046,084	11,000,057	-		139,046,141

General and administrative expenses/Formation and operating costs	(310,075)	(9,444,718)	(251,343)	310,075	n	(9,696,061)
Selling expenses	-	-	(383,472)			(383,472)
Income(loss) from operations	(310,075)	118,601,366	10,365,242	310,075		128,966,608

Interest income	5,577	436,646	-	(5,577)	n	436,646
Interest expenses	(7,739)	-	(842,301)	7,739	n	(842,301)
Profit from short-term investment	-	-	-	-		-
Sundry income	-	122,151	-	-		122,151
Gain on exchange differences, net/Foreign exchange gain (loss) and other expense	678	-	86,950	(678)	n	86,950
Subsidy income	-	-	830,446	-		830,446
Gain on obligation under “Make-Good Escrow”	-	14,101,247	-	-		14,101,247
Loss on derivative	-	(6,762,079)	-	-		(6,762,079)
Net income(loss) before income taxes	(311,559)	126,499,331	10,440,337	311,559		136,939,668

Income tax expenses	-	(30,107,070)	-	-		(30,107,070)
Net income (loss)	$(311,559)	$96,392,261	$10,440,337	$311,559		$106,832,598
Accretion of discount on Class A Preferred Shares	-	(6,135,012)	-	-		(6,135,012)

Net income attributable to ordinary shareholders	$(311,559)	$90,257,249	$10,440,337	$-		$100,697,586

Net income (loss) per ordinary share
Basic	$(0.07)	$1.71	$-	-		$1.31
Diluted	$(0.07)	$1.44	$-	-		$1.31
Weighted average number of shares outstanding
Basic	4,426,677	52,677,323	-	-		77,139,053
Diluted	4,426,677	62,690,310	-	-		77,139,053

See accompanying Notes to the Unaudited Pro Forma Combined Consolidated Financial Data which are an integral part hereof

Notes to the Unaudited Pro Forma Condensed Combined Financial Data

1. Description of the Business Combination

CGEI and CDGC have entered into the Merger Agreement, providing for the combination of CGEI and CDGC. Pursuant to the Merger Agreement, at the effective time of the merger, a merger sub, incorporated by CGEI as a wholly-owned subsidiary, will merge with and into CDGC, with CDGC surviving as a wholly-owned subsidiary of CGEI. Also at the effective time of the merger, the outstanding CDGC Ordinary Shares and Preferred Shares (excluding dissenting shares) will be converted automatically into the right to receive an aggregate CDGC of up to 52,000,000 CGEI Ordinary Shares, subject to adjustment as set forth in the Merger Agreement, except that CDGC Ordinary Shares held by CDGC (as treasury shares or otherwise) will be canceled without any conversion, payment, or distribution. Upon consummation of the mergers, the funds then held in the CGEI trust account will be released to CGEI as promptly as practicable (less any fees paid to the trustee or to third parties who rendered services to CGEI in connection with the Merger Agreement, amounts paid to shareholders who exercise their redemption rights, amounts released as deferred underwriting compensation or amounts paid for filings or other action required under the Merger Agreement. Immediately following the consummation of the transactions contemplated by the Merger Agreement, CGEI will acquire all of the outstanding shares of Pingtan Fishing pursuant to the terms of the Pingtan Fishing share purchase agreement entered into between CGEI, Merchant Supreme, Pingtan Fishing and other parties.

2. Basis for Presentation

CDGC and Pingtan Fishing are considered entities under common control due to common majority shareholders. Since they are under common control, their assets, liabilities and results of operations will be combined at historical cost prior to the business combination.

The business combination will be accounted for as a reverse recapitalization with CDGC and Pingtan Fishing considered the acquirers since, immediately following completion of the transaction, the shareholders of CDGC and Pingtan Fishing immediately prior to the business combination will have effective control of CGEI through (1) their approximately 92.25% shareholder interest in the combined entity, assuming no holders of ordinary shares exercises redemption rights, or their approximately 97.51% shareholder interest in the combined entity assuming the maximum number of holders of ordinary shares exercise redemption rights, (2) significant representation on CGEI’s board of directors (initially 3 out of 7 members), with 4 other board members being independent, and 3 being named to all of the senior executive positions. Accordingly, the combined assets, liabilities and results of operations of CDGC and Pingtan Fishing will become the historical financial statements of CGEI at the closing of the transaction, and CGEI’s assets (primarily cash and cash equivalents), liabilities and results of operations will be consolidated with CDGC’s and Pingtan Fishing’s beginning on the closing date of the business combination. No step-up in basis or intangible assets or goodwill will be recorded in this transaction. All direct costs of the transaction will be charged to operations in the period that such costs are incurred.

3. Pro Forma Adjustments And Eliminations

(a) to record release of funds held in trust by CGEI.

(b) to record the adjustment on issued ordinary shares in the share capital of CGEI.

(c) to eliminate shares subject to conversion on the assumption that all shareholders approve of the proposed business combination and do not elect to convert such shares.

(d) to record conversion of 4,502,624 CGEI Ordinary Shares issued in CGEI’s IPO at an June 30, 2012 conversion value of $10.05 per share. The number of shares assumed converted, 4,502,624, is based on the condition that the amount of cash held in trust is not less than $5,000,001, and represents the maximum number of shares that may be converted without precluding the consummation of a business combination.

(e) to eliminate historical retained earnings of CGEI, as adjusted, of accounting acquiree.

(f) to record payment of deferred underwriter’s fee charged to capital at time of IPO but contingently payable until the consummation of a business combination.

(g) to record payment due to shareholders and payment of accrued transaction costs payable upon the consummation of a business combination.

(h) to accrue balance of estimated direct transaction costs of CGEI for the preparation and negotiation of the business combination based upon engagement letters, actual invoices and/or currently updated fee estimates as follows:

Legal fees	$933,500
Accounting fees	-
Other consulting fees	68,000
Registration and listing costs	50,000
Total estimated costs	1,051,500
Less costs incurred as of the balance sheet date	(93,597)
Balance to accrue	$957,903

Total estimated transaction costs do not include contingent underwriters’ fees and other accrued offering costs that are payable upon consummation of the business combination as these costs were incurred in connection with CGEI’s IPO and have already been accounted for.

(i) to accrue balance of estimated direct transaction costs of CDGC and Pingtan Fishing for the preparation and negotiation of the business combination based upon engagement letters, actual invoices and/or currently updated fee estimates as follows:

Legal fees	$288,061
Accounting fees	447,000
Other consulting fees	-
Roadshow and travel	100,000
Total estimated costs	835,061
Less costs incurred as of the balance sheet date	(199,207)
Balance to accrue	$635,854

(j) to record payment of transaction costs related to the business combination.

(k) to eliminate historical issued share capital of accounting acquirer.

(l) to record the issuance of 52,000,000 CGEI Ordinary Shares with a par value of $.001 per share for the entire share capital of CDGC and to record the issuance of 25,000,000 CGEI Ordinary Shares with a par value of $.001 per share for the entire share capital of Merchant Supreme, and to reflect the change in par value of CDGC shares and Merchant Supreme shares upon its merger into CGEI, respectively

(m) to record the issuance of 215,000 CGEI ordinary shares with a par value of $.001 per share to third parties regarding their consulting services

(n) to eliminate historical operations of the accounting acquiree (a non-operating public shell), as the transaction is being accounted for as a reverse recapitalization.

(o) as the merger is being reflected as if it has occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumed that the shares issuable relating to the merger have been outstanding for the entire period presented.

	For the six months ended June 30, 2012
	Assuming no redemption	Assuming max redemption
Actual number of ordinary shares outstanding	6,250,000	6,250,000
Pro forma shares:
Number of shares issuable in connection with the business combination	77,215,000	77,215,000
Shares converted by ordinary shareholders	-	(4,502,624)
Pro forma weighted average number of ordinary shares outstanding – basic and diluted	83,465,000	78,962,376

	For the Year ended December 31, 2011
	Assuming No redemption	Assuming Max redemption
Actual number of ordinary shares outstanding	4,426,677	4,426,677
Pro forma shares:
Number of shares issuable in connection with the business combination	77,215,000	77,215,000
Shares converted by ordinary shareholders	-	(4,502,624)
Pro forma weighted average number of ordinary shares outstanding – basic and diluted	81,641,677	77,139,053

----

DESCRIPTION OF CGEI SECURITIES

The following is a summary of the material terms of CGEI’s share capital as it will exist upon the effective time of the business combination. CGEI’s share capital will be governed by CGEI’s Amended and Restated Memorandum and Articles of Association and by the Companies Law (as revised). This description is a summary and is not complete. We urge you to read in their entirety (1) CGEI’s Amended and Restated Memorandum and Articles of Association which will be in effect as of the effective times of the business combination and a form of which is included as Annex C to this proxy statement and is incorporated herein by reference.

General

CGEI is a blank check company incorporated as a Cayman Islands exempted limited company. CGEI is authorized to issue 60,000,000 ordinary shares, par value $0.001, and 5,000,000 preferred shares, par value $0.001.

Ordinary Shares

CGEI is authorized to issue up to 60,000,000 ordinary shares, par value $0.001 per share. As of October 19, 2012, 6,250,000 ordinary shares were issued and outstanding.

As of October 19, 2012, there were 8,966,667 ordinary shares reserved for issuance upon exercise of the CGEI’s outstanding warrants.

Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by holders of ordinary shares. CGEI’s board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected at each annual meeting of shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares eligible to vote for the election of directors can elect all of the directors. CGEI’s shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor.

In the event of a liquidation, dissolution or winding-up of the company after the initial business combination, CGEI’s shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares. CGEI’s shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that CGEI will provide its shareholders with the opportunity to redeem their ordinary shares for cash equal to their pro rata share of the aggregate amount including interest then on deposit in the trust account, but net of any franchise and income taxes payable, upon the consummation of the initial business combination, subject to the limitations described herein.

Preferred Shares

CGEI is authorized to issue up to 5,000,000 preferred shares, par value $0.001 per share. As of October 19, 2012, no preferred shares were issued or outstanding. The CGEI board will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. The CGEI board will be able to, without shareholder approval, issue preferred shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the CGEI Ordinary Shares and could have anti-takeover effects. The ability of CGEI board to issue preferred shares without shareholder approval could have the effect of delaying, deferring or preventing a change of control of CGEI or the removal of existing management. No CGEI preferred shares are being issued or registered in the offering hereunder.

Units

As of October 19, 2012, CGEI has 5,000,000 outstanding units (“Unit”). Each Unit consists of one CGEI Ordinary Share, $0.001 par value, of the Company and one Redeemable Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from CGEI one ordinary share at an exercise price of $12.00 commencing upon the completion of a business combination and expiring five years from the consummation of a business combination. CGEI may redeem the Warrants, at a price of $.01 per Warrant upon 30 days’ notice while the Warrants are exercisable, only in the event that the last sale price of the ordinary shares is at least $18.00 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering, CGEI is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. CGEI will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will CGEI be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

Warrants

CGEI currently has 8,966,667 warrants outstanding. Each warrant entitles the registered holder to purchase one ordinary share at a price of $12.00 per share, subject to adjustment as discussed below, at any time commencing upon the later of 30 days following the completion of the initial business combination or one year following the completion of the initial public offering. However, the warrants, excluding the insider warrants, will be exercisable only if a registration statement relating to the ordinary shares issuable upon exercise of the warrants is effective and current. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the public warrants is not effective and current by the 90th calendar day following the closing of the initial business combination, public warrant holders may, until such time as there is an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, provided that such exemption is available. If that exemption is not available, holders will not be able to exercise their warrants on a cashless basis. Upon a cashless exercise, each holder would pay the exercise price by surrendering such warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “Fair Market Value” by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is higher than the exercise price. The “Fair Market Value” for this purpose shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the day prior to the date of exercise. The warrants will expire five years from the date of the consummation of the initial business combination at 5:00 p.m., New York City time. CGEI has not registered the ordinary shares underlying the warrants as part of its initial registration statement. If CGEI is unable to register the underlying shares in the future, the warrants could have no value.

The insider warrants are identical to the warrants underlying the except that the insider warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and will not be redeemable by CGEI, in each case so long as they are still held by these purchasers or their transferees. The purchasers have agreed that the insider warrants will not be sold or transferred by them (except to certain permitted transferees) until 30 days after CGEI has completed the initial business combination.

CGEI may call the warrants for redemption,

•	in whole and not in part,

•	at a price of $.01 per warrant at any time after the warrants become exercisable,

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder, and

•	if, and only if, the reported last sale price of the ordinary shares equals or exceeds $18.00 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for CGEI warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a differential between the then-prevailing ordinary share price and the warrant exercise price.

The warrants were issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, as warrant agent, and CGEI. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of 65% of the then outstanding warrants in order to make any other modifications or amendments, including any amendment to increase the warrant price or shorten the exercise price and any amendment to the terms of only the sponsor warrants. Further, CGEI’s sponsor may not vote any sponsor warrants in favor of such amendment unless the holders of 65% of the then outstanding warrants vote in favor of such amendment.

The exercise price and number of ordinary shares issuable on exercise of the warrants may be adjusted in certain circumstances, including if:

•	the number of outstanding ordinary shares is decreased by a consolidation, combination, reverse share split, or reclassification of ordinary shares or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or other similar event, the number of ordinary shares issuable on exercise of each warrant shall be decreased in proportion to such decrease in outstanding ordinary shares;

•	the number of outstanding ordinary shares is increased by a share dividend payable in ordinary shares, or by a share split of ordinary shares, then, on the effective date of such share dividend or share split, the number of ordinary shares issuable on exercise of each warrant shall be increased in proportion to such increase in the outstanding ordinary shares. A rights offering to holders of ordinary shares entitling holders to purchase ordinary shares at a price less than fair market value shall be deemed a share dividend of a number of ordinary shares equal to the product of (i) the number of ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for ordinary shares) multiplied by (ii) the quotient of (x) the price per ordinary share paid in such rights offering divided by (y) the fair market value; and

•

CGEI pays a dividend or make a distribution in cash, securities or other assets to the holders of ordinary shares other than (a) a dividend as described above; (b) cash dividends which, when combined on a per share basis with the per share amounts of all other cash dividends paid on the ordinary shares during the 365-day period ending on the date of declaration of such dividend does not exceed $0.50; (c) to satisfy the redemption rights of the holders of the ordinary shares in connection with our initial business combination; (d) as a result of the repurchase of ordinary shares by CGEI if the initial business combination is presented to the shareholders for approval or (e) in connection with CGEI’s liquidation and distribution of its assets upon its failure to consummate a business combination, then the warrant price shall be decreased, effective immediately after the effective date of such event, by the amount of cash and/or fair market value of any securities or other assets paid on each ordinary share in respect of such event.

Whenever the number of ordinary shares purchasable upon the exercise of the warrants is adjusted, the warrant price shall be adjusted by multiplying such warrant price immediately prior to such adjustment by a fraction (x) the numerator of which is the number of ordinary shares purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which is the number of ordinary shares so purchasable immediately thereafter.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to CGEI, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive ordinary shares. After the issuance of ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

No warrants will be exercisable and CGEI will not be obligated to issue ordinary shares unless at the time a holder seeks to exercise such warrant, a prospectus relating to the ordinary shares issuable upon exercise of the warrants is current and the ordinary shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, CGEI has agreed to use its best efforts to meet these conditions and to maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants until the expiration of the warrants. If the prospectus relating to the ordinary shares issuable upon the exercise of the warrants is not current or if the ordinary shares is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, CGEI will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, CGEI will, upon exercise, round up or down to the nearest whole number the number of ordinary shares to be issued to the warrant holder.

A holder of a warrant, at its election, may notify CGEI in writing of its election to prevent the warrant agent from effecting the exercise of the holder’s warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), would beneficially own in excess of 9.8% of the ordinary shares outstanding immediately after giving effect to such exercise.

Dividends

The payment of cash dividends will be dependent upon the revenues and earnings of CGEI, if any, capital requirements and general financial condition of CGEI. The payment of any dividends will be within the discretion of the CGEI board at such time. It is the present intention of the CGEI board to retain all earnings, if any, for use in the business operations and, accordingly, the CGEI board does not anticipate declaring any dividends in the foreseeable future. In addition, the new board is not currently contemplating and does not anticipate declaring any share dividends in the foreseeable future.

Transfer Agent and Warrant Agent

The transfer agent for CGEI Ordinary Shares and warrant agent for CGEI warrants will be American Stock Transfer & Trust Company. CGEI has agreed to indemnify American Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its shareholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence or willful misconduct or bad faith of the indemnified person or entity.

Registration Rights

The holders of CGEI’s founder shares issued and outstanding on the date of this proxy statement, as well as the holders of the insider warrants (and underlying securities), will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effective date of this offering. The holders of the majority of these securities are entitled to make up to two demands, excluding short form demands, that CGEI register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of our initial business combination. The holders of CGEI’s founder shares are subject to a lock-up period which lasts until the earlier of (1) one year after the completion of the initial business combination and (2) the date on which CGEI consummate a liquidation, merger, share exchange or other similar transaction after our initial business combination that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. Notwithstanding the foregoing, in the event the sales price of CGEI’s shares reaches or exceeds $12.00 for any 20 trading days within any 30-trading day period during such one year period, 50% of the founder shares shall be released from the lock-up and, if the sales price of CGEI’s shares reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during such one year period, the remaining 50% of the founder shares shall be released from the lock-up. In addition, the initial shareholders have agreed not to, subject to certain limited exceptions, transfer, assign or sell any of the insider warrants (including the ordinary shares issuable upon exercise of the insider warrants) until 30 days after the completion of our initial business combination. CGEI will bear the expenses incurred in connection with the filing of any such registration statements.

WHERE YOU CAN FIND MORE INFORMATION

Each of CGEI and CDGC file annual, quarterly and current reports, proxy statements and other information with the SEC. You may inspect or copy these materials at the Public Reference Room at the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC public reference room. CGEI’s and CDGC’s public filings are also available to the public from the SEC’s website at http://www.sec.gov.

Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the merger, you should contact via phone or in writing:

China Growth Equity Investment Ltd.	China Dredging Group Co., Ltd.
CN11 Legend Town,	Floor 18, Tower A, Zhongshan Building
No.1 Balizhuangdongli, Chaoyang District,	No. 154, Hudong Road, Gulou District
Beijing, 100025, P.R.C.	Fuzhou City, Fujian Province, PRC
+86-10-6569-3988	+86 591 8727 1266
Attention: Ms. Chantelle Bai	Attention: Mr. Bin Lin
Email: cbai@chum.com.cn	Email: hade6699@163.com

CGEI has not authorized anyone to provide you with information that differs from that contained in this proxy statement. This proxy statement is dated [    ], 2012. You should not assume that the information contained in this proxy statement is accurate as on any date other than that date, and neither the mailing of this proxy statement to CGEI shareholders nor the issuance of CGEI Ordinary Shares in the closing of the business combination shall create any implication to the contrary. This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction. Neither the delivery of this proxy statement nor any distribution of securities made hereunder may, under any circumstances, create an implication that there has been no change in the affairs of CGEI since the date hereof or that the information herein is correct as of any time subsequent to its date.

ANNEXES

Annex A:	Agreement and Plan of Merger, dated as of October 24, 2012, by and between China Growth Equity Investment Ltd., China Dredging Group Co., Ltd., China Growth Dredging Sub Ltd., and Zhuo Xinrong.

Annex B:	Share Purchase Agreement, dated as of October 24, 2012, by and among China Growth Equity Investment Ltd, Merchant Supreme Co., Ltd., Prime Cheer Corporation Limited, Zhuo Xinrong, Fujian Provincial Pingtan County Ocean Fishing Group Co., Heroic Treasure Limited and Fuzhou Honglong Ocean Fishery Co., Ltd.

Annex C:	Form of Amended and Restated Memorandum and Articles of Association of China Growth Equity Investment Ltd.

Annex D:	Form of Proxy for China Growth Equity Investment Ltd. Extraordinary General Meeting of Shareholders

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

CHINA GROWTH EQUITY INVESTMENT LTD.

(as “China Growth”)

CHINA GROWTH DREDGING SUB LTD.

(as “Merger Sub”)

ZHUO XINRONG

(as the “Founder”)

CHINA DREDGING GROUP CO., LTD.

(as the “Company”)

October 24, 2012

-i-

4.3	Authority and Corporate Action; No Conflict	15
4.4	Consents and Approvals	16
4.5	Valid Issuance of China Growth Shares	16
4.6	Financial Statements	16
4.7	The Commission Reports	17
4.8	Trust Fund	17
4.9	No Undisclosed Liabilities	17
4.10	Absence of Certain Changes	17
4.11	Compliance with Laws	18
4.12	Litigation	19
4.13	Records	19
4.14	Disclosure	19

Article V COVENANTS OF THE FOUNDER AND THE COMPANY		19

5.1	Conduct of the Business	19
5.2	Shareholder Meeting	20
5.3	Access to Information	21
5.4	Insurance	21
5.5	Protection of Confidential Information; Non-Competition	21
5.6	Post-Closing Assurances	23
5.7	No Other Negotiations	23
5.8	No Securities Transactions	23
5.9	Fulfillment of Conditions	23
5.10	Disclosure of Certain Matters	24
5.11	Regulatory and Other Authorizations; Notices and Consents	24
5.12	Related Tax	24
5.13	The Company Proxy Statement Information	24
5.14	Interim Financial Information	25

Article VI COVENANTS OF CHINA GROWTH		25

6.1	Conduct of the Business	25
6.2	Shareholder Meeting	26
6.3	No Other Negotiations	26
6.4	Fulfillment of Conditions	27
6.5	Disclosure of Certain Matters	27
6.6	Post-Closing Assurances	27
6.7	Regulatory and Other Authorizations; Notices and Consents	27
6.8	Books and Records	28

Article VII ADDITIONAL COVENANTS OF THE PARTIES		28

7.1	Other Information	28
7.2	Mail Received After Closing	28
7.3	Further Action	28
7.4	Schedules	29

-ii-

7.5	Execution of Agreements	29
7.6	Confidentiality	29
7.7	Public Announcements	29
7.8	Board of China Growth	30
7.9	Registration Statement.	30

Article VIII CONDITIONS TO CLOSING		30

8.1	Conditions to Each Party’s Obligations	30
8.2	Conditions to Obligations of Company	31
8.3	Conditions to Obligations of China Growth	32

Article IX INDEMNIFICATION		34

9.1	Survival	34
9.2	Indemnification by the Company	34
9.3	Indemnification by China Growth	34
9.4	Notice, Etc.	35
9.5	Limitations	35
9.6	Claims On Behalf or In Right of China Growth	36
9.7	No Claim Against Trust Fund	36
9.8	Penalty Payments	36

Article X TERMINATION AND ABANDONMENT		37

10.1	Methods of Termination	37
10.2	Effect of Termination	38

Article XI DEFINITIONS		38

Article XII GENERAL PROVISIONS		44

12.1	Expenses	44
12.2	Notices	44
12.3	Amendment	45
12.4	Waiver	45
12.5	Headings	46
12.6	Severability	46
12.7	Entire Agreement	46
12.8	Benefit	46
12.9	Governing Law	46
12.10	NO JURY TRIAL	46
12.11	Counterparts	46
12.12	Regulatory Requirements	47

-iii-

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of October 24, 2012 by and among the following parties:

(i) China Growth Equity Investment Ltd., an exempted company incorporated under the laws of the Cayman Islands (“China Growth”);

(ii) China Growth Dredging Sub Ltd., a BVI business company incorporated under the laws of the British Virgin Islands and wholly owned subsidiary of China Growth (“Merger Sub”);

(iii) Zhuo Xinrong, a resident of the Hong Kong Special Administrative Region with Identity Certificate No. R401640(7) (the “Founder”); and

(iv) China Dredging Group Co., Ltd., a BVI business company incorporated under the laws of the British Virgin Islands (the “Company”).

All of the parties listed above are referred to hereinafter collectively as the “Parties” and individually as a “Party”.

RECITALS

WHEREAS, the Company Group is engaged primarily in the business of dredging operations in the PRC;

WHEREAS, the respective boards of directors of China Growth, Merger Sub and the Company have each approved (i) this Agreement, (ii) the merger, at the Effective Time, of Merger Sub with and into the Company, with the Company as the surviving corporation (the “Merger”) and (iii) the transactions contemplated hereby and pursuant to the other Transaction Documents (such transactions, including the Merger, the “Transactions”);

WHEREAS, the Parties desire and intend that at the Effective Time, the Merger will occur on the terms and conditions set forth in this Agreement; and

WHEREAS, immediately following the transaction contemplated by this Agreement, China Growth will acquire all of the outstanding capital shares and other equity interests of Merchant Supreme Co., Ltd. and thereby the full control of Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. on the terms and subject to the conditions set forth in that certain share purchase agreement, dated as of October 24, 2012, entered into by and among China Growth, Founder, Merchant Supreme Co., Ltd, Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. and certain other parties.

NOW THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I
MERGER

1.1 Merger. The Company and Merger Sub shall cause a written plan of merger and articles of merger, substantially in the form attached hereto as Exhibit A (the “Plan and Articles of Merger”), to be executed and filed in accordance with the BVIBCA. The Merger shall be effective at the time and on the date of the registration of the Plan and Articles of Merger by the BVI Registrar of Corporate Affairs in accordance with the BVIBCA, the filing of which shall occur on the Closing Date (the date and time the Merger becomes effective being the “Effective Time”), or at such other time(s) as the Company, Founder and China Growth shall agree shall be specified in the Agreement of Merger. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the BVIBCA:

(a) Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the Company, in its capacity as the surviving corporation, the “Surviving Corporation”);

(b) the separate existence of Merger Sub shall cease;

(c) each of the ordinary shares of the Company (“Company Ordinary Shares”) issued and outstanding as of immediately prior to the Effective Time and the Class A Preferred Shares of the Company (the “Company Preferred Shares”, together with the Company Ordinary Shares, the “Company Shares” ) shall be redeemed and canceled, subject to Section 1.2 and Section 2.3, thereby transferring the entire economic interest in the Company to China Growth as consideration for the right to receive that number of ordinary shares of China Growth (“China Growth Shares”) equal to that number obtained by multiplying the Exchange Ratio with the number of such holder’s Company Ordinary Shares or Company Preferred Shares;

(d) each ordinary share of Merger Sub issued and outstanding immediately prior to the Effective Time shall be redeemed and canceled in consideration of the issue of one (1) ordinary share of the Surviving Corporation (which share shall be all of the issued and outstanding shares of the Surviving Corporation as of the Effective Time) to China Growth;

(e) the Memorandum and Articles of Association of the Company shall be amended and restated at and as of the Effective Time to read as did the Memorandum and Articles of Association of Merger Sub immediately prior to the Effective Time (except that the name of the Company shall remain unchanged) and such Memorandum and Articles of Association shall be the Memorandum and Articles of Association of the Surviving Corporation to continue in full force and effect until further amended in the manner prescribed by the BVBCA, provided, however, that such Memorandum and Articles of Association shall be reasonably close in form and aligned with current Company Memorandum and Articles of Association.

(f) the officers of the Company as of immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or otherwise ceasing to be an officer or until their respective successors are duly appointed; and

(g) the directors of the Company as of immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or otherwise ceasing to be a director or until their respective successors are duly appointed, provided, however, that Xuesong Song and Jin Shi designated by China Growth shall also be directors of the Surviving Corporation until the earlier of their resignation or removal or otherwise ceasing to be a director or until their respective successors are duly appointed.

1.2 Additional Merger Understandings and Agreements.

(a) All China Growth Shares issued in accordance with Section 1.1(c) shall be deemed to have been paid and issued in full satisfaction of all rights pertaining to such Company Shares.

(b) No shares in China Growth representing fractional Company Shares will be issued; in lieu thereof, China Growth shall issue one (1) China Growth Share to the holder of any Company Shares that would otherwise be entitled to such fractional China Growth Shares.

(c) The number of China Growth Shares which a holder has the right to receive pursuant to the provisions of Section 1.1(c) shall be adjusted to appropriately reflect the effect of any division, combination, share dividend (including any dividend or distribution of securities convertible into China Growth Shares or Company Shares), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to China Growth Shares or Company Shares occurring on or after the date hereof and prior to the Effective Time.

(d) Neither the Surviving Corporation nor China Growth shall be liable to any holder of the Company Shares or China Growth Shares for any such Company Shares or China Growth Shares, as applicable (or dividends or distributions with respect thereto), or cash delivered to a public official pursuant to any abandoned property, escheat or similar Laws.

(e) At the Effective Time, the share transfer books of the Company shall be closed and there shall be no further registration of transfers of Company Shares thereafter on the records of the Company. From and after the Effective Time, the holders of Company Shares, as reflected in the register of members of the Company, whether evidenced by share certificates (the “Certificates”) or not, issued and outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Shares except as otherwise provided in this Agreement or by Law. On or after the Effective Time, any Certificates presented to China Growth for any reason shall be exchanged for ordinary shares of China Growth to which the holders thereof have the right to receive pursuant to the provisions of Section 1.1(c).

Article II
THE CLOSING

2.1 The Closing. Subject to the terms and conditions of this Agreement, the consummation of the Transactions shall take place at a closing (the “Closing”) to be held at 10:00 a.m., local time, on the same business day on which the last of the conditions to the Closing set forth in Article VIII is fulfilled, at the offices of DLA Piper LLP (US), 701 Fifth Avenue, Suite 7000, Seattle, Washington, 98104, or at such other time, date or place as the Company, China Growth and the Founder may agree upon orally or in writing. The date on which the Closing occurs is referred to herein as the “Closing Date”. The Closing may be conducted by mail, courier or electronic means.

2.2 Deliveries.

(a) Company. At the Closing, the Company shall deliver to China Growth the certificates, opinions and other agreements and instruments contemplated by this Agreement and the other Transaction Documents.

(b) China Growth. At the Closing, China Growth shall deliver to Company the certificates, opinions and other agreements and instruments contemplated by this Agreement and the other Transaction Documents.

2.3 Exchange Procedures.

(a) As promptly as practicable after the Effective Time, China Growth shall mail to each Person who was, at the Effective Time, a holder of record of Company Shares entitled to receive China Growth Shares pursuant to Section 1.1(c): (i) a letter of transmittal (which shall be in the form and substance approved by the Company in writing prior to the Closing and shall specify that delivery shall be effected, and risk of loss and title to any Certificates shall pass, only upon proper delivery of either the Certificates to or, in the case of uncertified Company Shares, the letter of transmittal from China Growth, and (ii) instructions for use in effecting the surrender of any Certificates pursuant to such letter of transmittal.

(b) Upon surrender of a Certificate for cancellation to or, in the case of uncertified Company Shares, the letter of transmittal from, China Growth, duly completed and validly executed in accordance with the instructions thereto, and delivery of such other documents as may be required pursuant to the letter of transmittal, the holder of such Company Shares shall be entitled to receive in exchange therefor, a certificate representing that number of China Growth Shares which such holder shall receive pursuant to the provisions of Section 1.1(c) in respect of the Company Shares formerly represented by such Certificate or letter of transmittal held by such holder and the Certificate so surrendered shall forthwith be cancelled and the register of members of the Company shall be updated to reflect such cancellation.

(c) In the event of a transfer of ownership of Company Shares that is not registered in the transfer records of the Company, a certificate representing the proper number of China Growth Shares that such holder has the right to receive pursuant to the provisions of Section 1.1(c) may be issued to a transferee if any Certificate representing such Company Shares is presented to China Growth, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

(d) Until cancelled as contemplated by this Section 2.3, any Certificate shall be deemed at all times after the Effective Time to represent only the right to receive upon such cancellation the number of China Growth Shares that such holder has the right to receive pursuant to the provisions of Section 1.1(c).

2.4 Further Assurances. Subject to the terms and conditions of this Agreement, at any time or from time to time after the Closing, each of the Parties shall execute and deliver such other documents and instruments, provide such other materials and information and take such other actions as may reasonably be necessary, proper or advisable, to the extent permitted by Law, to fulfill its obligations under this Agreement and the other Transaction Documents to which it is a party.

Article III
REPRESENTATIONS AND WARRANTIES OF THE FOUNDER AND THE COMPANY

Subject to such exceptions as may be specifically set forth in the disclosure letter of even date herewith separately delivered to China Growth (the “Disclosure Letter”) or as disclosed in the Company Commission Reports, each of the Founder and the Company, respectively, represents and warrants to China Growth as of the date of this Agreement and as of the Closing Date, as follows:

3.1 Share Ownership; Subsidiaries.

(a) Share Ownership. The Persons set forth in Section 3.1(a) of the Disclosure Letter are the sole registered owners of Company Shares (each, a “Company Shareholder”) in the amounts set forth therein. As the date of this Agreement, neither Founder nor the Company has received any written notification regarding any Lien set in the other Company Ordinary Shares or set in the Company Preferred Shares. Except for the convertibility of the Company Preferred Shares, the Company has not granted any options, warrants or other contractual rights outstanding which give any Person the right to acquire any Company Shares, whether or not such right is presently exercisable. To the Company’s Knowledge, there are no disputes, arbitrations or litigation proceedings pending or threatened with respect to Company Shares.

(b) Subsidiaries and Affiliates. The Subsidiaries and Affiliates of the Company, including the jurisdiction, form of entity, and capital structure, are as set forth in the Company Commission Reports or the Disclosure Letter. Except as may be otherwise indicated in Section 3.1(b) of the Disclosure Letter or as disclosed in the Company Commission Reports, (i) all of the outstanding shares of such Subsidiaries and Affiliates are validly issued, fully paid and non-assessable and are held free and clear of any Liens; (ii) there are no consignments, Contracts and/or equity transfer arrangements, options, warrants or other contractual rights or arrangements outstanding which give any Person the right to acquire or Control any capital stock or any substantial part of assets of any such Subsidiary or Affiliates whether or not such right is presently exercisable; and (iii) there are no Contracts and/or equity transfer arrangements, options, warrants or other contractual rights (oral or written), trusts or other arrangements of any nature which give any Person the right to any stock rights or direct or beneficial interest in or from any such Subsidiary or Affiliate

3.2 Organization of Each Member of the Company Group. Each member of the Company Group is a corporate or other entity duly organized, validly existing and in good standing under the Laws of its jurisdiction. Each member of the Company Group is duly qualified to do business in the jurisdictions in which the property owned, leased or operated by such entity or the nature of the business which it conducts requires qualification, or if not so qualified, such failure or failures, in the aggregate, would not reasonably be expected to have a Company Material Adverse. No member of the Company Group owns or is a party to any agreement to acquire, directly or indirectly, any share capital or any other equity securities or interest of any Person, other than of a Subsidiary or Affiliate listed in Section 3.1(b) of the Disclosure Letter or ordinary cash management investments consistent with industry practices. Each member of the Company Group has all requisite power and authority to own, lease and operate its properties and to carry on its respective business as now being conducted and as presently contemplated to be conducted.

3.3 Authority and Corporate Action; No Conflict.

(a) Subject to obtaining shareholder approvals relating to the Transactions, the Founder and the Company has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents to which the Founder or the Company is a party and to consummate the Transactions. Subject to obtaining shareholder approvals relating to the Transactions, all corporate action necessary to be taken by the Board of Directors or comparable governing body of the Founder or the Company to authorize the delivery and performance of this Agreement, the other Transaction Documents and all other documents and instruments delivered by the Founder or the Company in connection with the Transactions has been duly and validly taken. This Agreement and the other Transaction Documents to which the Founder or the Company is a party, when executed and delivered by the Founder or the Company, will constitute the valid, binding and enforceable obligations of the Founder or the Company, enforceable in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar Laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), (ii) as enforceability of any indemnification provision may be limited by federal and state securities laws and public policy of the United States, the Cayman Islands, the British Virgin Islands and the PRC, and (iii) as enforceability may be limited by absence of shareholder approval.

(b) Except as disclosed in the Company Commission Reports and subject to obtaining shareholder approvals relating to the Transactions, neither the execution and delivery of this Agreement or any other Transaction Document by the Founder or the Company nor (assuming receipt of shareholder approval) the consummation of the Transactions by the Founder or the Company will (i) conflict with, result in a breach or violation of or constitute (or with notice or lapse of time or both constitute) a default under, (A) the Memorandum and Articles of Association of the Company, (B) the certificate of incorporation, articles of association or any other charter documents of any member of the Company Group, or (C) any Law or Material Contract to which the Founder or the Company is a party or by which it (or any of its properties or assets) is subject or bound; (ii) result in the creation of, or give any Person the right to create, any Lien upon the assets of the Founder or the Company; or (iii) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any Material Contract to which the Founder or the Company is a party.

3.4 Consents and Approvals. Subject to the provisions of the Memorandum and Articles of Association of the Company, other than as set forth in Section 3.4 of the Disclosure Letter or disclosed in the Company Commission Reports, the execution and delivery of this Agreement and the other Transaction Documents by the Founder and the Company, and the performance of and the consummation of the Transactions by the Founder and the Company, does not and will not require the Company to obtain any consent, approval, authorization or other action by, or the Company to make any filing with or notification to, any Governmental Authority, except as would not reasonably be expected to have a Company Material Adverse Effect.

3.5 Licenses, Permits, Etc. Except as would not reasonably be expected to have a Company Material Adverse Effect, each member of the Company Group possesses or will possess prior to the Closing all Permits necessary for the ownership and operation of their businesses, which necessary Permits are disclosed in the Company Commission Reports or described or are as set forth in Section 3.5 of the Disclosure Letter. True, complete and correct copies of such Permits issued to the member of the Company Group have previously been delivered to China Growth. Except as would not reasonably be expected to have a Company Material Adverse Effect, all such Permits are in full force and effect. Except as would not reasonably be expected to have a Company Material Adverse Effect, each member of the Company Group has complied and will comply, and have caused or will cause their respective officers, directors and employees to comply, in all material respects with all terms of such Permits, and will take or cause to be taken any and all actions necessary to ensure that all such Permits remain in full force and effect and that the terms of such Permits are not violated through the Closing Date. Except as would not reasonably be expected to have a Company Material Adverse Effect, no member of the Company Group is in default under any of such Permits and no event has occurred and no condition exists which, with the giving of notice, the passage of time, or both, would constitute a default thereunder. Neither the execution and delivery of this Agreement, the other Transaction Documents or any of the other documents or instruments contemplated hereby or thereby nor the consummation of the Transactions nor compliance by any member of the Company Group with any of the provisions hereof or thereof will result in any suspension, revocation, impairment, forfeiture or nonrenewal of any such Permit applicable to the business of any member of the Company Group, except as would not reasonably be expected to have a Company Material Adverse Effect.

3.6 Taxes, Tax Returns and Audits. The Company and each member of the Company Group has filed on a timely basis (taking into account any extensions received from the relevant taxing authorities) all returns and reports pertaining to all Taxes that are or were required to be filed by the Company or member of the Company Group with the appropriate taxing authorities in all jurisdictions in which such returns and reports are or were required to be filed, and all such returns and reports are true, correct and complete in all material respects. All Taxes that are due from or may be asserted against the Company or any member of the Company Group (including deferred Taxes) in respect of or attributable to all periods ending on or before the Closing Date have been or will be fully paid, deposited or adequately provided for by the Company or member of the Company Group or are being contested in good faith by appropriate proceedings. No issues have been raised (or are currently pending) by any taxing authority in connection with any of the returns and reports referred to above which might be determined adversely to the Company or member of the Company Group. None of the members of the Company Group nor the Company has given or requested to give waivers or extensions of any statute of limitations with respect to the payment of Taxes. There are no Tax Liens affecting the Company or member of the Company Group or their respective assets which have not been satisfied or discharged by payment or concession by the relevant taxing authority. Section 3.6 of the Disclosure Letter sets forth an accurate and complete list of the Tax obligations and liabilities that each member of the Company Group had at the date of the signing of this Agreement.

3.7 Compliance with Laws and No Improper Transactions.

(a) Except as set forth in Section 3.7 of the Disclosure Letter or as disclosed in the Company Commission Reports, (i) the business of the Company and each member of the Company Group has been conducted, and is now being conducted and will be conducted prior to the Closing, in compliance with all applicable Laws in all material respects, and (ii) the Company and each member of the Company Group, its officers and directors and, to the Knowledge of the Company or such member of the Company Group, its employees (a) are not, and during the periods of existence of the Company or such member of the Company Group were not, in violation of, or not in compliance with any such applicable Laws in any material respect with respect to the conduct of the businesses of the Company or such member of the Company Group; and (b) have not received any written notice from any Governmental Authority, and to the Knowledge of the Company or such member of the Company Group, none is threatened, alleging that the Company or such member of the Company Group has violated, or not complied with, any applicable Laws.

(b) To the Knowledge of the Founder and the Company, no member of the Company Group or, its officers, directors, employees, agents, Affiliates or any other Person acting on their behalf has, either directly or indirectly, engaged in, authorized or knowingly permitted (i) offer or payment of any bribe or kickback to any official or employee of any Governmental Authority or any relative of any such official or employee, or any other payments to such Persons, whether or not legal, for the purpose of inducing or rewarding any favorable action by any official or employee of any Governmental Authority, including in order to obtain or retain business or to receive favorable treatment with regard to business, (ii) offer or payment of any bribe or kickback to persons other than government officials or their relatives, or any other payments to such persons, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business, (iii) offer or payment of any bribe, kickback or illegal contribution to any political party, political candidate or holder of governmental office, or any employee of any of the foregoing, including in order to obtain or retain business or to receive favorable treatment with regard to business, (iv) offer or payment of fees to consultants or commercial agents which disguise offers or payments aimed for a bribe, kickback or illegal contribution, or (v) offer or payment of any payments or reimbursements made to personnel of the Company or any member of the Company Group for the purposes of enabling them to expend time or to make contributions or payments of the kind or for the purposes referred to in subsections (i) through (iv) above.

3.8 Litigation. Except as disclosed in the Disclosure Letter or the Company Commission Reports, there are no actions, suits, arbitrations or other proceedings pending or, to the Knowledge of the Founder or the Company, threatened against the Company or any member of the Company Group before any Governmental Authority that would reasonably be expected to have a Company Material Adverse Effect. Except as disclosed in the Disclosure Letter or the Company Commission Reports, neither the Company nor any member of the Company Group or any of its respective properties is subject to any order, judgment, injunction or decree.

3.9 Records. The books of account, minute books, stock certificate books, stock transfer ledgers or comparable documents or instruments of each member of the Company Group are complete and correct in all material respects and there have been no transactions involving any member of the Company Group which are required to be set forth therein and which have not been so set forth.

3.10 Financial Statements. The audited consolidated financial statements of the Company included in the Company’s Annual Report on Form 20-F for the year ended December 31, 2011 (collectively, the “Audited Financial Statements”), fairly present in conformity with U.S. GAAP, the financial condition and results of operations of the Company Group as of the dates and for the periods indicated therein. The interim consolidated financial statements of the Company as of and for the six months ended June 30, 2012, included in the Company’s Form 6-K filed on October 9, 2012 (the “Interim Financial Statements,” and together with the Audited Financial Statements, the “Company Financial Statements”), fairly present in conformity with U.S. GAAP the financial condition and results of operations of the Company as of the dates and for the periods indicated therein, except as disclosed therein and except for the absence of notes.

3.11 No Undisclosed Liabilities. Except as disclosed in the Disclosure Letter or the Company Commission Reports, no member of the Company Group has any material liabilities, whether known or unknown, absolute, accrued, contingent or otherwise, except (a) as and to the extent reflected or reserved against on the Company Financial Statements or (b) those incurred since June 30, 2012 to the date of this Agreement, in the ordinary course of business and consistent with prior practice.

3.12 Company Commission Reports. The Company has delivered to China Growth, or has made available by publicly available filing, (i) the Company’s Annual Report on Form 20-F for the year ended December 31, 2011, and (ii) all other reports filed with the Commission by the Company under the Exchange Act since January 1, 2012 (all of such materials, together with any amendments thereto and documents incorporated by reference therein, are referred to herein as the “Company Commission Reports”). As of its filing date, each Company Commission Report complied in all material respects with the requirements of the Exchange Act applicable to the Company for such Company Commission Report. Each Company Commission Report as of its filing date did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.13 Real Property. Except as otherwise set forth under Section 3.13 of the Disclosure Letter, all real property held or used by the Company Group for its business (“Real Property”) is under valid, binding and enforceable leases (the “Real Property Leases”). Section 3.13 of the Disclosure Letter correctly describes all Real Property Leases of each member of the Company Group. A true, correct and complete copy of all Real Property Leases has been delivered to China Growth. No member of the Company Group is in default under any of the Real Estate Leases or is aware of any default by any of the lessors thereunder. Except as disclosed in Section 3.13 of the Disclosure Letter, the use and operation of the Real Property is in full compliance in all material respects with all Laws, covenants, conditions, restrictions, easements, disposition agreements and similar matters affecting the Real Property and, effective as of the Closing, the Company Group shall have the right under all Laws to continue the use and operation of the Real Property in the conduct of their businesses. Each member of the Company Group has accepted possession of the leased Real Property under each Real Property Lease and is in actual possession thereof.

3.14 Certain Personal Property.

(a) All material items of tangible personal property owned or leased by the members of the Company Group that were included in the Company Financial Statements, including but not limited to vessels and material equipment (collectively, the “Certain Personal Property”) and leases of vessels and material equipment (the “Certain Personal Property Leases”), are disclosed in the Company Commission Reports. No member of the Company Group is in default under any of the Certain Personal Property Leases or is aware of any default by any of the lessors thereunder. Except as disclosed in Section 3.14 of the Disclosure Letter or the Company Commission Reports, the possession, use and operation of the Certain Personal Property and the Certain Personal Property Lease are in compliance in all material respects with all Laws affecting the Certain Personal Property and, effective as of the Closing, the Company Group shall have the right under all Laws to continue the possession, use and\or operation of the Certain Personal Property and the Certain Personal Property Leases in the conduct of their businesses.

(b) No member of the Company Group has received written notice of, or otherwise had Knowledge of, any condemnation or regulatory proceeding, either instituted or planned to be instituted, which would have an effect on the ownership, use and operation of any portion of the Certain Personal Property for its intended purpose or the value of any material portion of the Certain Personal Property, nor has such member of the Company Group received written notice of any special assessment proceedings affecting any of the Certain Personal Property.

(c) No member of the Company Group has received written notice and has any Knowledge of any pending or threatened condemnation proceeding affecting the Certain Personal Property or any part thereof or of any sale or other disposition of the Certain Personal Property or any part thereof in lieu of condemnation, subject to ordinary wear and tear.

(d) No portion of the Certain Personal Property has suffered any material damage by any casualty which has not heretofore been completely repaired and restored to its original condition, subject to ordinary wear and tear.

3.15 Contracts, Obligations and Commitments. Except as set forth in Section 3.15 of the Disclosure Letter or in the Company Commission Reports, no member of the Company Group has any existing Contract, obligation or commitment (written or oral) of any nature (other than obligations involving payments of less than $2,000,000 individually), including without limitation the following:

(a) Employment, bonus, severance or consulting agreements, retirement, stock bonus, stock/share option, or similar plans;

(b) Loans or other Contracts, notes, indentures or instruments relating to or evidencing indebtedness for borrowed money or mortgaging, pledging or granting or creating a Lien on any of the assets of any member of the Company Group or any Contract or instrument evidencing any guaranty by any member of the Company Group of payment or performance by any other Person;

(c) Contracts of any kind relating to employment matters such as labor agreements or agreements providing for benefits under any plan;

(d) Any Contract or series of Contracts with the same Person for the furnishing or purchase of equipment, goods or services, except for purchase and sales orders in the ordinary course of business;

(e) Any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses to which any member of the Company Group is a party or by which it is bound;

(f) Contracts which limit the freedom of any member of the Company Group to compete in any line of business or in any geographic area or with any Person;

(g) Contracts providing for disposition of the assets, businesses or a direct or indirect ownership interest in any member of the Company Group;

(h) Any Contract, commitment or arrangement not made in the ordinary course of business of any member of the Company Group; or

(i) Contracts with any Governmental Authority.

Except as set forth in Section 3.15 of the Disclosure Letter, each Material Contract to which any member of the Company Group is, to the Knowledge of the Company, a party is a valid and binding obligation of such Party and is enforceable in accordance with its terms (except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors’ rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law), and is in full force and effect, and no member of the Company Group has breached any provision of, nor is in default in any material respect under the terms of any of the Contracts.

3.16 Intellectual Property Rights. Unless otherwise listed in Section 3.16 of the Disclosure Letter, neither the Company nor any member of the Company Group owns any Intellectual Property material for its business. Each member of the Company Group (i) has legally valid rights to use all Intellectual Property required for use in connection with its business, (ii) does not use any Intellectual Property by consent of any other Person and is not required to and does not make any payments to others with respect thereto, and (iii) except for over-the-counter Software, does not license any Intellectual Property to any other Person. The Intellectual Property of the Company Group is fully assignable free and clear of any Liens. To the Company’s Knowledge, no member of the Company Group has received any notice to the effect (nor is it otherwise aware) that the Intellectual Property or any use thereof by any member of the Company Group conflicts with or allegedly conflicts with or infringes the rights of any Person.

3.17 Title to and Condition of Assets. Except as disclosed in the Disclosure Letter or the Company’s Commission Filings, each member of the Company Group has good and marketable title to all the properties and assets owned by it. Except as set forth in Section 3.17 of the Disclosure Letter or the Company’s Commission Filings, none of such properties and assets is subject to any material Lien, option to purchase or lease, easement, restriction, covenant, condition or imperfection of title or adverse claim of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise.

3.18 Absence of Certain Changes. Except as set forth on Section 3.18 of the Disclosure Letter, disclosed in the Company Commission Reports, contemplated by this Agreement, or agreed by China Growth in advance and incurred in the ordinary course of business consistent with past practice, as of the date of this Agreement, no member of the Company Group has, since January 1, 2012:

(a) borrowed or agreed to borrow any funds exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.18 (a) to (e) have exceeded $10,000,000, except current bank borrowings not in excess of the amount thereof shown on the Company Financial Statements;

(b) except for borrowings addressed in 3.18(a), incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.18 (a) to (e) have exceeded $10,000,000, except current liabilities for trade obligations incurred in the ordinary course of business and consistent with prior practice;

(c) discharged or satisfied any encumbrance exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.18 (a) to (e) have exceeded $10,000,000, or paid any obligation or liability other than current liabilities shown on the Company Financial Statements and liabilities incurred since June 30, 2012 in the ordinary course of business and consistent with prior practice;

(d) sold, transferred, leased to others or otherwise disposed of any assets exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.18 (a) to (e) have exceeded $10,000,000, except for inventories sold in the ordinary course of business and assets no longer used or useful in the conduct of its business, or canceled or compromised any debt or claim, or waived or released any right of substantial value;

(e) received any notice of termination of any Contract, or suffered any damage, destruction or loss exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.18 (a) to (e) have exceeded $10,000,000 (whether or not covered by insurance);

(f) had any material change in its relations with its employees, agents, clients, customers or insurance carriers which has had or would reasonably be expected to have a Company Material Adverse Effect;

(g) transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any Intellectual Property or modified any existing rights with respect thereto;

(h) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to any shareholder of any member of the Company Group or any Affiliate thereof, or purchased or redeemed, or agreed to purchase or redeem, any of its issued shares, or made or agreed to make any payment to any shareholder of any member of the Company Group or any Affiliate thereof, whether on account of debt, management fees or otherwise;

(i) suffered any Company Material Adverse Effect; or

(j) entered into any Contract or made any commitment to take any of the types of action described in any of the foregoing clauses (other than clauses (e), (f) or (i)).

3.19 Employee Plans; Labor Matters. The Company Commission Reports disclose all material employee benefits, including without limitation pension, medical insurance, work related injury insurance, birth and nursery insurance, unemployment insurance and educational benefits, which any member of the Company Group is obligated to pay, including amounts and recipients of such payments. Except as disclosed in Section 3.19 of the Disclosure Letter, as disclosed in the Company Commission Reports or as would not reasonably be expected to have a Company Material Adverse Effect, (i) each member of the Company Group has complied in all material respects with all applicable Laws relating to employment benefits, including without limitation pension, medical insurance, work-related injury insurance, birth and nursery insurance, unemployment insurance and educational benefits, (ii) all contributions or payments required to be made by any member of the Company Group with respect to employee benefits have been made on or before their due dates, and (iii) all such contributions and payments required to be made by any employees of any member of the Company Group with respect to the employee benefits have been fully deducted and paid to the relevant Governmental Authorities on or before their due dates, and no such deductions have been challenged or disallowed by any Governmental Authority or any employee of any member of the Company Group.

3.20 Related Transactions. Except for compensation to employees for services rendered or as disclosed in the Company Commission Reports, no director, officer, or, to the Knowledge of the Founder and the Company, holder of more than 5% of Company Shares is presently (a) a party to any transaction with any member of the Company Group (including without limitation any Contract providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer, or shareholder), or (b) the direct or indirect owner of an interest in any Person which is a present or potential competitor, or customer of any member of the Company Group nor does any such Person receive income from any source other than any member of the Company Group which should properly accrue to, any member of the Company Group.

3.21 Insurance. Section 3.21 of the Disclosure Letter sets forth a complete list and complete and accurate description of all insurance policies maintained by any member of the Company Group which are in force as of the date hereof and the amounts of coverage thereunder. During the past three years, no member of the Company Group has been refused insurance, nor has any claim in excess of $2,000,000 been made in respect of any such agreements or policies, except as set forth in Section 3.21 of the Disclosure Letter. Such insurance is adequate to protect each member of the Company Group and its financial condition against the risks involved in the conduct of their businesses.

3.22 Acquisition of China Growth Shares.

(a) Acquisition Entirely for Own Account. China Growth Shares to be acquired by Founder will be acquired for investment for Founder’s own account and not with a view to the resale or distribution of any part thereof.

(b) Disclosure of Information. Founder acknowledges that all of the Commission Reports were fully available to Founder, and Founder has reviewed and understands such reports. Founder acknowledges that he has received all the information that he has requested relating to China Growth’s acquisition of Company Shares. Founder further represents that he has had an opportunity to ask questions and receive answers from China Growth regarding the terms and conditions of such acquisition.

(c) Accredited Investor. Founder is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

(d) Restricted Securities. Founder understands that the China Growth Shares to be acquired by Founder constitute “restricted securities” under the U.S. federal securities Laws and that under such Laws and applicable regulations such securities may only be sold in the United States pursuant to an effective registration statement or an available exemption from registration. Founder agrees that the China Growth Shares to be acquired by Founder shall be subject to lockup for a one-year period starting from the Closing.

(e) Legends. It is understood that the certificates evidencing China Growth Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

3.23 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

3.24 Disclosure; No Other Representations. No representation or warranty by the Founder or the Company contained in this Agreement and no information contained in the Disclosure Letter or any exhibit hereto furnished or to be furnished to China Growth pursuant to this Agreement or the other Transaction Documents or in connection with the Transactions contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. Except for the representations and warranties contained in this Agreement, neither the Founder, the Company, any member of the Company Group, any of their Representatives, nor any other Person makes or shall be deemed to make any representation or warranty to China Growth, express or implied, at law or in equity, on behalf of the Founder or the Company, and China Growth acknowledges that it is relying solely on the representations and warranties contained herein.

Article IV
REPRESENTATIONS AND WARRANTIES OF CHINA GROWTH

China Growth represents and warrants to the Founder and the Company, as of the date of this Agreement and as of the Closing Date, as follows:

4.1 Organization. China Growth is an exempted company duly organized, validly existing and in good standing under the laws of the Cayman Islands. Merger Sub is a BVI business company duly organized, validly existing and in good standing under the laws of the British Virgin Islands.

4.2 Capitalization.

(a) Capitalization. The authorized share capital of China Growth includes 60,000,000 ordinary shares and 5,000,000 preferred shares of which 6,250,000 ordinary shares are issued and outstanding and no preferred shares are issued and outstanding. There are warrants outstanding to purchase up to 3,966,667 ordinary shares at a current exercise price of $12 per share (the number and price subject to adjustment), expiring on the fifth anniversary of the China Growth initial business combination. Except as set forth in this Section 4.2, there are no other options, warrants or rights (other than as contemplated by this Agreement) to acquire any capital shares of China Growth.

(b) Disputes. There are no disputes, arbitrations or litigation proceedings involving China Growth with respect to the ordinary shares and outstanding warrants, options and other rights relating to the share capital of China Growth.

(c) Issuances. Except for the issuance of ordinary shares, warrants, units and options as set forth in the Commission Reports of China Growth and the Registration Statement on Form F-1 (File No. 333-134459), there have not been any issuances of capital securities or options, warrants or rights to acquire the capital securities of China Growth.

4.3 Authority and Corporate Action; No Conflict.

(a) Subject to obtaining shareholder approval of the contemplated amendment to its Memorandum and Articles of Association, China Growth has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents and, subject to the requirement to obtain shareholder approval, to consummate the Transactions. This Agreement and the other Transaction Documents, when duly executed and delivered by China Growth, constitutes the valid, binding and enforceable obligation of China Growth, enforceable in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), (ii) as enforceability of any indemnification provision may be limited by federal and state securities laws and public policy and (iii) as enforceability may be limited by the absence of shareholder approval.

(b) Subject to obtaining shareholder approval of the contemplated amendment to its Memorandum and Articles of Association, neither the execution and delivery of this Agreement or any other Transaction Documents by China Growth nor (assuming receipt of shareholder approval) the consummation of the Transactions will (i) conflict with, result in a breach or violation of or constitute (or with notice or lapse of time or both constitute) a default under, (A) the Memorandum and Articles of Association of China Growth or (B) any Law or Contract to which China Growth is a party or by which China Growth (or any of the properties or assets of China Growth) is subject or bound; (ii) result in the creation of, or give any Person the right to create, any Lien upon the assets of China Growth; (iii) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any Contract to which China Growth is a party; or (iv) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any Permit applicable to China Growth.

4.4 Consents and Approvals. Other than the requirement to obtain shareholder approval for (i) the contemplated amendment to China Growth’s Memorandum and Articles of Association; and (ii) the acquisition of the Company, the execution and delivery of this Agreement and the other Transaction Documents by China Growth does not, and the performance of this Agreement and the other Transaction Documents by China Growth will not, require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority or any other third party.

4.5 Valid Issuance of China Growth Shares. China Growth Shares to be issued to Company Shareholders will be duly and validly authorized and, when issued and delivered in accordance with the terms hereof for the consideration provided for herein, will be validly issued and will constitute legally binding obligations of China Growth in accordance with their terms and will have been issued in compliance with all applicable federal and state securities Laws.

4.6 Financial Statements. The audited consolidated financial statements of China Growth included in China Growth’s Annual Report on Form 10-K for the year ended December 31, 2011, fairly present in conformity with U.S. GAAP applied on a consistent basis the financial position and assets and liabilities of China Growth as of the dates thereof and China Growth’s results of operations and cash flows for the periods then ended. The balance sheet of China Growth as of December 31, 2011 that is included in such financial statements is referred to herein as “China Growth’s Balance Sheet.” The interim consolidated financial statements of China Growth included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 fairly present in conformity with U.S. GAAP applied on a consistent basis the financial position and assets and liabilities of China Growth as of the dates thereof and China Growth’s results of operations and cash flows for the periods then ended, except as disclosed therein and except for the absence of notes.

4.7 The Commission Reports.

(a) China Growth has delivered to the Founder and the Company, or has made available by publicly available filing, (i) China Growth’s Annual Report on Form 10-K for the year ended December 31, 2011, (ii) China Growth’s prospectus, dated May 26, 2011, relating to its initial public offering of securities, and (iii) all other reports filed with the Securities and Exchange Commission (the “Commission”) by China Growth under the Exchange Act (all of such materials, together with any amendments thereto and documents incorporated by reference therein, are referred to herein as the “Commission Reports”).

(b) As of its filing date or, if applicable, its effective date, each Commission Report complied will comply, in all material respects with the requirements of the Laws applicable to China Growth for such Commission Report, including the Securities Act and the Exchange Act.

(c) Each Commission Report as of its filing date and the prospectus referred to in clause (ii) of Section 4.7(a), as of its effective date, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. China Growth has filed all reports under the Exchange Act that were required to be filed as of the date hereof and will have filed all such reports required to have been filed through the Closing Date and has otherwise materially complied with all requirements of the Securities Act and the Exchange Act.

4.8 Trust Fund. As of the date hereof and at the Closing Date, China Growth has and will have no less than $50,000,000 invested in Government Securities in a trust account with JPMorgan Chase NY Bank (the “Trust Account”), administered by American Stock Transfer & Trust Company, less such amounts, if any, as China Growth is required to pay to shareholders who elect to have their shares redeemed in accordance with the provisions of China Growth’s Memorandum and Articles of Association.

4.9 No Undisclosed Liabilities. China Growth does not have any liabilities, debts or cash contingencies, pledges in any form, obligations, undertakings or arrangements, whether known or unknown, absolute, accrued, contingent or otherwise, except (a) as and to the extent reflected or reserved against on China Growth’s Balance Sheet; and (b) those incurred since December 31, 2011 in the ordinary course of business and consistent with prior practice.

4.10 Absence of Certain Changes. Except as contemplated by this Agreement and the other Transaction Documents and those incurred in ordinary business of business consistent with past practice, China Growth has not, since December 31, 2011:

(a) issued, delivered or agreed to issue or deliver any stock, bonds or other corporate securities (whether authorized and unissued or held in the treasury), or granted or agreed to grant any options (including employee stock options), warrants or other rights for the issue thereof;

(b) been removed from trading on the Nasdaq Capital Markets because of a breach or violation of any applicable Laws, or received notice by any security supervisory agencies warning or punishing China Growth due to a violation of exchange market rules or receive notice of termination or suspension in trading on the Nasdaq Capital Markets, except for suspensions for trading in normal situations;

(c) borrowed or agreed to borrow any funds exceeding $50,000, except current bank borrowings not in excess of the amount thereof shown on the China Growth’s Balance Sheet;

(d) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due exceeding $50,000, except current liabilities for trade obligations incurred in the ordinary course of business and consistent with prior practice;

(e) discharged or satisfied any encumbrance exceeding $50,000 other than those then required to be discharged or satisfied, or paid any obligation or liability other than current liabilities shown on the China Growth’s Balance Sheet and liabilities incurred since January 1, 2012 in the ordinary course of business and consistent with prior practice;

(f) sold, transferred, leased to others or otherwise disposed of any assets exceeding $50,000, except for inventories sold in the ordinary course of business and assets no longer used or useful in the conduct of its business, or canceled or compromised any debt or claim, or waived or released any right of substantial value;

(g) received any notice of termination of any Contract or suffered any damage, destruction or loss exceeding $50,000 (whether or not covered by insurance) which, in any case or in the aggregate, has had, or might reasonably be expected to have, a Material Adverse Effect on China Growth;

(h) had any material change in its relations with its employees or agents, customers, clients or insurance carriers which has had or might reasonably be expected to have a Material Adverse Effect on China Growth;

(i) suffered any other Material Adverse Effect in its assets, liabilities, financial condition, results of operations or business; or

(j) entered into any agreement or made any commitment to take any of the types of action described in any of the foregoing clauses (other than clauses (g), (h) or (i)).

4.11 Compliance with Laws. The business of China Growth has been conducted, and is now being conducted, in compliance in all material respects with all applicable Laws. China Growth and, to the Knowledge of China Growth, its officers, directors and employees (i) are not, and during the periods of China Growth’s existence were not, in violation of, or not in compliance with, in any material respect any such applicable Laws with respect to the conduct of the businesses of China Growth; and (ii) have not received any notice from any Governmental Authority, and to the best Knowledge of China Growth none is threatened, alleging that China Growth has violated, or not complied with, any of the above.

4.12 Litigation. There are no actions, suits, arbitrations or other proceedings pending or, to the best Knowledge of China Growth, threatened against China Growth at law or in equity before any Governmental Authority. Neither China Growth nor any of their property is subject to any order, judgment, injunction or decree that would have a Material Adverse Effect on China Growth.

4.13 Records. The books of account, minute books, share certificate books, share transfer ledgers or comparable documents or instruments of China Growth are complete and correct, and there have been no transactions involving China Growth which are required to be set forth therein and which have not been so set forth.

4.14 Disclosure. No representation or warranty by China Growth contained in this Agreement and no information contained in any schedule or other instrument furnished or to be furnished to Company pursuant to this Agreement or the other Transaction Documents or in connection with the Transactions contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

Article V
COVENANTS OF THE FOUNDER AND THE COMPANY

5.1 Conduct of the Business. The Founder and the Company covenants and agrees that, from the date hereof to the earlier of the Closing Date or the termination of this Agreement, except as otherwise set forth in this Agreement or the other Transaction Documents or with the prior written consent of China Growth, and subject to existing contractual obligations set forth in the Company Commission Reports and subject to applicable fiduciary duties, the Founder and Company shall, and shall use commercially reasonable efforts to cause the members of the Company Group to:

(a) conduct the business only in the ordinary course of business and in a manner consistent with the current practice of the business, to preserve substantially intact the business organization of each member of the Company Group, use commercially reasonable efforts to keep available the services of the current employees of each member of the Company Group, use commercially reasonable efforts to preserve the current relationships of each member of the Company Group with customers and other Persons with which such member has significant business relations and to comply with all applicable Laws;

(b) not pledge, sell, transfer, dispose of or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of the shares of any member of the Company Group, or enter into any discussions or negotiations with any other party to do so;

(c) not pledge, sell, lease, transfer, dispose of or otherwise encumber any property or assets of any member of the Company Group, other than consistent with past practices and in the ordinary course of business of such member or enter into any discussions or negotiations with any other party to do so;

(d) not issue any shares of any member of the Company Group or any other class of securities, whether debt (other than debt incurred in the ordinary course of business and consistent with past practice) or equity, of any member of the Company Group or any options therefor or any securities convertible into or exchangeable for share capital of any member of the Company Group or enter into any agreements in respect of the ownership or Control of such share capital.

(e) not declare any dividend or make any distribution in cash, securities or otherwise on the issued and outstanding shares of any member of the Company Group or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of their Affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices, except to pay existing indebtedness of such member of the Company Group;

(f) not make, agree to make or announce any general wage or salary increase or enter into any employment contract or, unless provided for on or before the date of this Agreement, increase the compensation payable or to become payable to any officer or employee of any member of the Company Group or adopt or increase the benefits of any bonus, insurance, pension or other employee benefit plan, payment or arrangement, except for those increases, consistent with past practices, normally occurring as the result of regularly scheduled salary reviews and increases, and except for increases directly or indirectly required as a result of changes in applicable Laws;

(g) not to amend the memorandum and articles of association or any other comparable organizational or charter documents of any member of the Company Group;

(h) not to merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any Person;

(i) not to make any payments outside the ordinary course of business;

(j) not make any capital expenditures, except in accordance with or for ordinary business and operational practices;

(k) not take or agree to take any actions that would cause a breach in representations or warranties contained in this Agreement or prevent the Company from performing its covenants hereunder.

5.2 Shareholder Meeting. The Company shall cause a meeting of its shareholders to be duly called and held, or cause action to be taken by written consent of shareholders in lieu of a meeting as soon as reasonably practicable for the purpose of approving any aspect of this Agreement or the Transaction that requires such approval (including, if applicable, increase of authorized share capital), pursuant to the requirements of the Company’s Memorandum and Articles of Association. The Company will use commercially reasonable efforts to cause its board of directors to recommend that shareholders provide such approvals.

5.3 Access to Information. Between the date of this Agreement and the Closing Date, the Company will (a) permit China Growth and its Representatives reasonable access upon notice and during normal business hours to all of the books, records, reports and other related materials, offices and other facilities and properties of any member of the Company Group; (b) permit China Growth and its Representatives to make such inspections thereof as China Growth may reasonably request upon notice and during normal business hours; and (c) furnish China Growth and its Representatives with such financial and operating data (including, subject to applicable law, the work papers of the Company’s Accountants) and other information with respect to any member of the Company Group as China Growth may from time to time reasonably request.

5.4 Insurance. Through the Closing Date, the Company shall use commercially reasonable efforts to ensure that each member of the Company Group maintains insurance policies providing insurance coverage for their businesses and assets of the kinds, in the amounts and against the risks as are commercially reasonable in the regions where they operate for the businesses and risks covered.

5.5 Protection of Confidential Information; Non-Competition.

(a) Confidential Information. The Founder acknowledges that:

(i) As a result of the Founder’s share ownership of and employment by any member of the Company Group, the Founder has obtained secret and confidential information of the members of the Company Group including, without limitation, financial and business information, trade secrets and “know-how,” customers, and certain methodologies (“Confidential Information”). For the sake of clarity, “Confidential Information” shall not include information that can be shown to have been (a) previously known by the party to which it is furnished, (b) in the public domain through no fault of the Founder or (c) later lawfully acquired from other sources, which source is not the agent of the Founder, by the party to which it was furnished.

(ii) the Company Group will suffer substantial damage which will be difficult to compute if the Founder should divulge Confidential Information or enter a business competitive with that of the Company Group.

(iii) the provisions of this Section 5.5 are reasonable and necessary for the protection of the business of the Company Group.

(b) Maintain Confidentiality. The Founder shall not at any time after the date hereof, divulge to any Person any Confidential Information obtained or learned as a result of share ownership of or employment by any member of the Company Group except (i) with the express written consent of China Growth on or before the Closing Date; (ii) to the extent that any such information is in the public domain other than as a result of a breach by Founder of any obligations in this Section 5(a); or (iii) where required to be disclosed by court order, subpoena or other government process. If the Founder shall be required to make disclosure pursuant to the provisions of clause (iii) of the preceding sentence, the Founder will promptly, but in no event more than 48 hours after learning of such subpoena, court order, or other government process, notify, by personal delivery or by electronic means, confirmed by mail, the Company and, at the expense of the Company, shall: (A) take all reasonably necessary steps required by the Company to defend against the enforcement of such subpoena, court order or other government process, and (B) permit any member of the Company Group to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof.

(c) Records. At the Closing, the Founder will promptly deliver to any member of the Company Group all original memoranda, notes, records, reports, manuals, formula and other documents relating to the business and properties of such member, which the Founder then possesses or has under its control; provided, however, that the Founder shall be entitled to retain copies of such documents reasonably necessary to document its financial or other relationship with any member of the Company Group; and provided, further, that during the period of his employment by any member of the Company Group, the Founder shall be entitled to retain such documents as shall be reasonably necessary to permit the Founder to perform his duties as an employee.

(d) Non-Compete. During the Non-Competition Period, the Founder shall not, without the prior written permission of the Surviving Corporation, anywhere in the PRC, directly or indirectly, (i) enter into the employ of or render any services to any Person engaged in any business which is a “Competitive Business” (as defined below); (ii) engage in any Competitive Business for his own account; (iii) become associated with or interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, trustee, consultant, advisor or in any other relationship or capacity; (iv) employ or retain, or have or cause any other Person to employ or retain, any Person who was employed or retained by any member of the Company Group in the six-month period prior to the date that all relationships of such Person terminates with such member; or (v) solicit, interfere with, or endeavor to entice away from any member of the Company Group, for the benefit of a Competitive Business, any of its customers or other Persons with whom any member of the Company Group has a business relationship. However, nothing in this Agreement shall preclude him from investing his personal assets in the securities of any corporation or other business entity which is engaged in a Competitive Business if such securities are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in their beneficially owning, at any time, more than 1% of the publicly-traded equity securities of such Competitive Business.

(e) Injunctive Relief. If the Founder breaches, or threatens to breach, any of the provisions of Sections 5.5(b), (c) or (d), any member of the Company Group or the Surviving Corporation shall have the right and remedy to have the provisions of this Section 5.5 specifically enforced by any Governmental Authority, it being acknowledged and agreed by the Founder that any such breach or threatened breach will cause irreparable injury to the Company Group or Surviving Corporation and that money damages will not provide an adequate remedy.

(f) Modification of Scope. If any provision of Sections 5.5(b), (c) or (d) is held to be unenforceable because of the scope, duration or area of its applicability, the Governmental Authority making such determination shall have the power to modify such scope, duration, or area, or all of them, of such provision, and such provision or provisions shall then be applicable in such modified form.

(g) Competitive Business. As used in this Agreement,

(i) “Competitive Business” means any business which operates in any current or planned industry segment and current or planned geographic market of any member of the Company Group; and

(ii) “Non-Competition Period” means the period beginning on the date of this Agreement and terminating two (2) years from the Closing Date.

5.6 Post-Closing Assurances. From time to time after the Closing, the Founder and the Company will take such other actions and execute and deliver such other documents, certifications and further assurances as the Surviving Corporation may reasonably require in order to manage and operate the Surviving Corporation, including but not limited to executing such certificates as may be reasonably requested by the Surviving Corporation’s accountants in connection with any audit of the financial statements of the Surviving Corporation for any period through the Closing Date.

5.7 No Other Negotiations. Except as otherwise set forth in this Agreement or the other Transaction Documents, and subject to existing contractual obligations set forth in the Company Commission Reports and subject to applicable fiduciary duties, until the earlier of the Closing or the termination of this Agreement, the Founder and the Company shall not (a) solicit, encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward, or (c) enter into any agreement or understanding providing for any acquisition of any capital shares of any member of the Company Group or of any part of their respective assets or businesses (in whole or in part), nor shall the Founder or the Company provide, or assist any member of the Company Group in providing, any information to any Person for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. The Founder and the Company shall immediately notify China Growth of any such inquiries or proposals or requests for information for such purpose.

5.8 No Securities Transactions. No member of the Company Group may, directly or indirectly, engage in any transactions involving the securities of China Growth prior to the time of the making of a public announcement of the Transactions. The Founder shall use commercially reasonable efforts to cause each of the officers, directors, employees, agents, equity holders and Representatives of the members of the Company Group to comply with the foregoing requirement.

5.9 Fulfillment of Conditions. The Founder and the Company shall use its commercially reasonable efforts to fulfill all the conditions specified in Article VIII to the extent that the fulfillment of such conditions is within its Control. The foregoing obligation includes (a) the execution and delivery of documents necessary or desirable to consummate the Transactions and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including using their commercially reasonable efforts to conduct the business in such manner that on the Closing Date the representations and warranties of the Founder and the Company contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

5.10 Disclosure of Certain Matters. From the date hereof through the Closing Date, the Founder or the Company shall give China Growth prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of the Founder or the Company contained herein to be inaccurate in a material respect, (c) gives the Founder or the Company any reason to believe that any of the conditions set forth in Article VIII will not be satisfied, or (d) would reasonably be expected to have a Company Material Adverse Effect.

5.11 Regulatory and Other Authorizations; Notices and Consents.

(a) The Founder and the Company shall use its commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for their execution and delivery of, and the performance of their obligations pursuant to, this Agreement and the other Transaction Documents and will reasonably cooperate with China Growth in promptly seeking to obtain all such authorizations, consents, orders and approvals.

(b) The Founder and the Company shall give promptly such notices to third parties and use its commercially reasonable efforts to obtain such third party consents and estoppel certificates as China Growth may in its reasonable discretion deem necessary or desirable in connection with the Transactions.

(c) China Growth shall cooperate and use commercially reasonable efforts to assist the Founder and the Company in giving such notices and obtaining such consents and estoppel certificates; provided, however, that China Growth shall have no obligation to give any guarantee or other consideration of any nature in connection with any such notice, consent or estoppel certificate or to consent to any change in the terms of any agreement or arrangement which China Growth in its sole discretion may deem adverse to the interests of China Growth or any member of the Company Group.

5.12 Related Tax. The Parties shall assume respectively, pursuant to the applicable laws, any Tax and duties assessed by any Governmental Authority in connection with, or as a result of the issuance of China Growth Shares and other consideration received pursuant to this Agreement.

5.13 The Company Proxy Statement Information. As a condition to China Growth calling and holding the Acquisition Shareholder Meeting (as hereinafter defined), the Founder and the Company will furnish to China Growth such information as is reasonably required by China Growth for the preparation of the Proxy Statement (as hereinafter defined) in accordance with the requirements of the Commission, including full and accurate descriptions of the Company and its businesses, material agreements affecting such businesses, and the Company Financial Statements, as required by the rules and regulations of the Commission for disclosure of a business combination in the Proxy Statement (collectively, the “Proxy Statement Information”). The Proxy Statement Information will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Proxy Statement Information not misleading, as of their respective dates.

5.14 Interim Financial Information. From the date of this Agreement until the Closing, the Company shall provide to China Growth a copy of (i) the monthly internal management report of financial information concerning the members of the Company Group on an individual and consolidated basis in a form reasonably satisfactory to China Growth, and (ii) a monthly balance sheet and income statement on an individual and consolidated basis for the members of the Company Group. The above interim financial information shall be delivered to China Growth within forty-five (45) days after the end of each month following the date of this Agreement. The members of the Company Group will prepare the above financial information in good faith in accordance with U.S. GAAP, except for normal and recurring adjustments and the absence of notes.

Article VI
COVENANTS OF CHINA GROWTH

6.1 Conduct of the Business. China Growth covenants and agrees that, from the date hereof through the Closing Date, except (i) as otherwise set forth in this Agreement or the other Transaction Documents, or (ii) with the prior written consent of the Founder and the Company, China Growth and Merger Sub shall:

(a) conduct its business only in the ordinary course of business and in a manner consistent with the current practice of its business, except as required to preserve substantially intact its business organization, to preserve its current relationships with customers and other Persons with which it has significant business relations and to comply with all Laws;

(b) not pledge, sell, transfer, dispose of or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of its capital securities;

(c) not pledge, sell, lease, transfer, dispose of or otherwise encumber any of its properties or assets, other than consistent with past practices and in the ordinary course of business;

(d) not issue any of its share capital or any other class of securities, whether debt (other than debt incurred in the ordinary course of business and consistent with past practice) or equity, or any options therefor or any securities convertible into or exchangeable for its shares or enter into any Contracts in respect of the ownership or Control of such shares of capital;

(e) not declare any dividend or make any distribution in cash, securities or otherwise on its outstanding shares of capital or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of its Affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices, except to pay its existing indebtedness;

(f) not make, agree to make or announce any general wage or salary increase or enter into any employment contract or, unless provided for on or before the date of this Agreement, increase the compensation payable or to become payable to any of its officers or employees or adopt or increase the benefits of any bonus, insurance, pension or other employee benefit plan, payment or arrangement, except for those increases, consistent with past practices, normally occurring as the result of regularly scheduled salary reviews and increases, and except for increases directly or indirectly required as a result of changes in applicable Laws;

(g) except for the purpose of the Transactions, not to amend its Memorandum and Articles of Association;

(h) not merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any Person;

(i) not make any payments outside the ordinary course of business; and

(j) not make any capital expenditures, except in accordance with prudent business and operational practices consistent with prior practice.

6.2 Shareholder Meeting. China Growth shall cause a meeting of its shareholders (the “Acquisition Shareholder Meeting”) to be duly called and held as soon as reasonably practicable for the purpose of voting on the adoption of this Agreement and the approval of the transactions and other matters as contemplated or necessitated by this Agreement (including, if applicable, increase of authorized share capital), pursuant to the requirements of China Growth’s Memorandum and Articles of Association and applicable U.S. securities laws. China Growth shall use its commercially reasonable efforts to cause its Board of Directors to recommend that its shareholders vote in favor of such matters. In connection with such meeting, China Growth (a) will prepare and mail to its shareholders a proxy statement on Schedule 14A as required by the Exchange Act (the “Proxy Statement”) and all other proxy materials for such meeting, (b) will use its commercially reasonable efforts to obtain the necessary approvals by its shareholders of this Agreement and the Transactions, and (c) will otherwise comply with all legal requirements applicable to such meeting. As a condition to the filing and distribution of the Proxy Statement to the China Growth shareholders, China Growth will have received the Proxy Statement Information from the Company Group. Except for the Proxy Statement Information provided in accordance with Section 5.13, the Proxy Statement will not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements in the Proxy Statement not misleading.

6.3 No Other Negotiations. Until the earlier of the Closing or the termination of this Agreement, China Growth shall not (a) solicit or encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward, or (c) enter into any agreement or understanding providing for, any acquisition of any capital shares of China Growth or Merger Sub or of any part of their respective assets or businesses (in whole or in part), nor shall China Growth provide, or assist Merger Sub in providing, any information to any Person for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition.

6.4 Fulfillment of Conditions. From the date hereof to the Closing Date, China Growth shall use its commercially reasonable efforts to fulfill the conditions specified in Article VIII to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of documents necessary or desirable to consummate the Transactions, and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the business of China Growth in such manner that on the Closing Date the representations and warranties of China Growth contained herein shall be accurate as though then made).

6.5 Disclosure of Certain Matters. From the date hereof through the Closing Date, China Growth shall give the Company prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of China Growth contained herein to be inaccurate or otherwise misleading, (c) gives China Growth any reason to believe that any of the conditions set forth in Article VIII will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of China Growth, or (e) would require any amendment or supplement to the Proxy Statement.

6.6 Post-Closing Assurances. China Growth, from time to time after the Closing and at the request of the Surviving Corporation, will take such other actions and execute and deliver such other documents, certifications and further assurances as the Surviving Corporation may reasonably require in order to manage and operate its business, including without limitation executing such certificates as may be reasonably requested by the Surviving Corporation’s accountants in connection with any audit of the financial statements of the Surviving Corporation for any period through the Closing Date.

6.7 Regulatory and Other Authorizations; Notices and Consents.

(a) China Growth shall use its commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and the other Transaction Documents and will cooperate fully with the Company in promptly seeking to obtain all such authorizations, consents, orders and approvals.

(b) China Growth shall give prompt notice to third parties and use commercially reasonable efforts to obtain such third party consents and estoppel certificates as the Company or the Founder may in their reasonable discretion deem necessary or desirable in connection with the Transactions.

6.8 Books and Records.

(a) On and after the Closing Date, China Growth will permit the Founder, during normal business hours, to have access to and to examine and make copies of all books and records of any member of the Company Group which are delivered to China Growth pursuant to this Agreement and which relate to their businesses or to events occurring prior to the Closing Date or to transactions or events occurring subsequent to the Closing Date which arise out of transactions or events occurring prior to the Closing Date to the extent reasonably necessary to the Founder in connection with preparation of any Tax returns, Tax audits, government or regulatory investigations, lawsuits or any other matter in which he is a party to the proceeding or in which it has a reasonable business interest.

(b) China Growth will preserve and keep all books and records with respect to any member of the Company Group and their businesses for a period of at least seven years from the Closing Date. After such seven year period, before China Growth shall dispose of any such books and records, at least 90 days’ prior written notice to such effect shall be given by China Growth to the Founder. The Founder shall be given an opportunity, at his cost and expense, to remove and retain all or any part of such books or records as he may select.

Article VII
ADDITIONAL COVENANTS OF THE PARTIES

7.1 Other Information. If in order to properly prepare documents required to be filed with any Governmental Authority or financial statements of the Company Group, it is necessary that a Party be furnished with additional information relating to any member of the Company Group, and such information is in the possession of the other Parties, such other Parties agree to use their commercially reasonable efforts to furnish such information in a timely manner to such Party, at the cost and expense of such Party.

7.2 Mail Received After Closing.

(a) If the Surviving Corporation receives after the Closing any mail or other communications addressed to the Founder, the Surviving Corporation may open such mail or other communications and deal with the contents thereof in its discretion to the extent that such mail or other communications and the contents thereof relate to the Company Group. The Surviving Corporation will deliver promptly or cause to be delivered to the Company Shareholders and the Founder all other mail addressed to it and the contents thereof which does not relate to the Company Group.

(b) If the Founder receives after the Closing Date mail or other communications addressed to the Founder which relate to the Company Group, the Founder shall promptly deliver or cause to be delivered all such mail and the contents thereof to the Surviving Corporation.

7.3 Further Action.

(a) Upon the terms and subject to the conditions hereof, each of the Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the Transactions. Upon the terms and subject to the conditions hereof, each of the Parties shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the Transactions.

(b) Subject to compliance with applicable Laws, from the date hereof until the Closing Date, the Parties and/or their Representatives shall confer on a regular and frequent basis to discuss material operational matters and the general status of ongoing operations.

(c) No information or knowledge obtained in any discussion pursuant to this Section 7.3 or otherwise shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the Parties to consummate the Transactions.

7.4 Schedules. The Parties shall have the obligation to supplement or amend the schedules being delivered concurrently with the execution of this Agreement with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such schedules. The obligations of the Parties to amend or supplement the schedules being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, for purposes of Article IX, the representations and warranties of the Parties shall be made with reference to the schedules as they exist at the time of execution of this Agreement.

7.5 Execution of Agreements. On or before the Closing Date, each Party shall execute and deliver each Transaction Document to which it is a party.

7.6 Confidentiality. The Company, on the one hand, and China Growth, on the other hand, shall hold and shall cause their respective Representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Laws, all documents and information concerning the other Parties furnished to it by such other Parties or their Representatives in connection with the Transactions (except to the extent that such information can be shown to have been (a) previously known by the Party to which it was furnished, (b) in the public domain through no fault of such Party or (c) later lawfully acquired from other sources, which source is not the agent of the other Party, by the Party to which it was furnished), and each Party shall not release or disclose such information to any other Person, except its Representatives in connection with this Agreement. Each Party shall be deemed to have satisfied its obligations to hold confidential information concerning or supplied by the other Parties if it exercises the same care as it takes to preserve confidentiality for its own similar information.

7.7 Public Announcements. From the date of this Agreement until the Closing or termination of this Agreement, the Parties shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to this Agreement and the Transactions, and none of the foregoing shall issue or otherwise make any public announcement or communication pertaining to this Agreement or the Transactions without the prior consent of the other Parties, except as required by any legal requirement or by the rules and regulations of, or pursuant to any agreement of a stock exchange or trading system. Each Party will not unreasonably withhold approval from the others with respect to any press release or public announcement. If any Party determines with the advice of counsel that it is required to make this Agreement and the terms of the transaction public or otherwise issue a press release or make public disclosure with respect thereto, it shall at a reasonable time before making any public disclosure, consult with the other Parties regarding such disclosure, seek such confidential treatment for such terms or portions of this Agreement or the Transactions as may be reasonably requested by the other Parties and disclose only such information as is legally compelled to be disclosed. This provision will not apply to communications by any Party to its counsel, accountants and other professional advisors.

7.8 Board of China Growth. The Board of Directors of China Growth after the Closing will initially consist of seven (7) members, with five (5) members (two (2) of whom shall be independent directors) designated by Company Shareholders, who shall include the Founder, Bin Lin, Lin Bao, Yeiliang Zhou and Xengbiao Zhu and with two (2) members (each of whom shall be an independent director) designated by China Growth who shall include Xuesong Song and Jin Shi. The independent directors shall satisfy the independence requirements of NASDAQ. In addition, the membership of the Board of Directors of China Growth shall comply with the requirements of Section 9.6 for the existence of the Independent Committee.

7.9 Registration Statement. China Growth shall prepare and file the Registration Statement with the Commission within ten (10) business days of Closing and use its reasonable best efforts to have it declared effective within three (3) months of the Closing.

Article VIII
CONDITIONS TO CLOSING

8.1 Conditions to Each Party’s Obligations. The respective obligations of each Party to consummate the Transactions shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions.

(a) Approval by China Growth’s Shareholders. This Agreement and the Transactions shall have been approved by a majority-in-interest of the holders of the ordinary shares of China Growth in accordance with China Growth’s Memorandum and Articles of Association, or after accepting all properly submitted redemption requests the Trust Account shall not have a less than a minimum balance of $5,000,001.

(b) Approval by Company’s Shareholders. The Company shall have received all shareholder approvals it has determined are necessary, in accordance with the Company’s Memorandum and Articles of Association.

(c) Litigation. No order, stay, judgment or decree shall have been issued by any Governmental Authority preventing, restraining or prohibiting in whole or in part, the consummation of the Transactions or instrumental to the consummation of the Transactions, and no action or proceeding by any Governmental Authority shall be pending or threatened (including by suggestion through investigation) by any Person, which questions, or seeks to enjoin, modify, amend or prohibit (i) the ownership or Control of any member of the Company Group, (ii) the purchase of Company Shares or the sale and issuance of China Growth Shares, (iii) the Acquisition Shareholder Meeting and use of the Proxy Statement by China Growth, or (iv) the conduct in any material respect of the business as a whole or any material portion of the business conducted or to be conducted by any member of the Company Group or the (direct, indirect or beneficial) ownership or Control of any member of the Company Group by Company Shareholders.

(d) Transaction Documents. The Company shall have executed and delivered each of the following agreements (together with this Agreement, the “Transaction Documents”):

(i) The fully executed Plan and Articles of Merger, together with such other document(s) required under the BVIBCA in order to consummate the Merger;

(ii) A Contractual Management Agreement, among Wonder Dredging, Fujian WangGang and Fujian Service, in substantially the form attached hereto as Exhibit C, pursuant to which, Fujian WangGang shall have the exclusive contractual management right of the business operation of Fujian Service in exchange for its net profit. This agreement provides for the transfer of the economic interests from Fujian Service to the Company;

(iii) An Equity Interest Pledge Agreement, among Mr. Qing Lin, Mr. Panxing Zhou, Fujian WangGang and Wonder Dredging in substantially the form attached hereto as Exhibit D, pursuant to which, each of the registered shareholders of Wonder Dredging shall pledge all of its equity interests in Wonder Dredging to Fujian WangGang to guarantee the performance of contract obligations of Fujian Service, Wonder Dredging and its registered shareholders, as applicable, under the Management Agreements, Power of Attorney, Exclusive Call Option Agreement and Equity Interest Pledge Agreement;

(iv) A Power of Attorney executed by Wonder Dredging which grants Fujian WangGang or its designees the power to vote, pledge or dispose of all equity interests in Fujian Service that Wonder Dredging holds, and a Power of Attorney executed by Mr. Qing Lin and Mr. Panxing Zhuo which grants Fujian WangGang or its designees the power to vote, pledge, or dispose of all equity interests in Wonder Dredging, substantially in the form attached hereto as Exhibit E; and

(v) An Exclusive Purchase Option Agreement, among Wonder Dredging, Fujian WangGang and Fujian Service, in substantially the form attached hereto as Exhibit F, pursuant to which, Wonder Dredging shall irrevocably and unconditionally grant Fujian WangGang or its designee(s) an exclusive option to purchase, at any time if and when permitted under PRC laws, all or any portion of the equity interests in Fujian Service for the price which is equivalent to the net asset value reflected in Fujian Service’s then current quarterly report prepared according to U.S. GAAP.

8.2 Conditions to Obligations of Company. The obligations of the Founder and the Company to consummate the Transactions shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) Representations and Warranties. Without supplementation after the date of this Agreement, the representations and warranties of China Growth contained in this Agreement shall be, with respect to those representations and warranties qualified by any materiality standard, true and correct as of the Closing, and, with respect to all the other representations and warranties, true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and China Growth shall have delivered to the Founder a certificate signed by a duly authorized officer thereof to such effect.

(b) Performance of Agreements. All covenants, agreements and obligations required by the terms of this Agreement to be performed by China Growth at or prior to the Closing shall have been duly and properly performed or fulfilled in all material respects, and China Growth shall have delivered to the Founder a certificate signed by a duly authorized officer thereof to such effect.

(c) Consents. China Growth shall have obtained and delivered to the Founder copies of consents of all third parties, as appropriately required for the consummation of the Transactions.

(d) No Adverse Changes. At the Closing, there shall have been no material adverse change in the assets, liabilities or financial condition of China Growth from that shown in the China Growth’s Balance Sheet and related statements of income. Between the date of this Agreement and the Closing Date, there shall not have occurred an event which, in the reasonable opinion of the Company, would have had a Material Adverse Effect on China Growth.

(e) Supplemental Disclosure. If China Growth shall have supplemented or amended any schedule pursuant to their obligations set forth in Section 7.4 in any material respect, the Company shall give notice to China Growth that as a result of information provided to the Company in connection with any or all of such amendments or supplements, the Company have determined to proceed with the consummation of the Transactions.

(f) Necessary Proceedings. All proceedings, corporate or otherwise, to be taken by China Growth in connection with the consummation of the Transactions shall have been duly and validly taken, and copies of all documents, resolutions and certificates incident thereto, duly certified by China Growth as of the Closing, shall have been delivered to the Company.

(g) Trustee Notice. China Growth, simultaneously with the Closing, will deliver to the trustee of the Trust Account of China Growth instructions to disburse the funds therein to the Company (or a member of the Company Group as specified by the Company).

(h) Resignations. Effective as of the Closing, all directors and officers of China Growth shall have resigned all positions with China Growth, except that Xuesong Song and Jin Shi shall remain directors of China Growth following the Closing.

(i) Assumption Agreements. Xuesong Song and Jin Shi shall have executed the Assumption Agreement attached hereto as Exhibit G, and each such agreement shall remain in full force and effect.

8.3 Conditions to Obligations of China Growth. The obligations of China Growth to consummate the Transactions shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) Financial Statements. The Company shall have provided China Growth an interim consolidated balance sheet as of the end of each succeeding fiscal quarter ending more than 45 days prior to the Closing, and related consolidated statements of income and cash flows for each such quarter, reviewed by the Company’s Accountants (collectively, the “Future Interim Financial Statements”). The Future Interim Financial Statements will have been prepared in accordance with U.S. GAAP throughout the periods indicated therein and fairly present the consolidated financial condition and results of operations of the Company as of the dates and for the periods indicated therein, except as disclosed therein and except for the absence of notes.

(b) Representations and Warranties. Without supplementation after the date of this Agreement, the representations and warranties of the Company and the Founder contained in this Agreement shall be with respect to those representations and warranties qualified by any materiality standard, true and correct in all respects as of the Closing, and with respect to all the other representations and warranties, true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and the Company, or the Founder, as applicable, shall have delivered to China Growth a certificate signed by a duly authorized officer thereof to such effect.

(c) Performance of Agreements. All covenants, agreements and obligations required by the terms of this Agreement or the other Transaction Documents to be performed by the Company and the Founder at or prior to the Closing, including lockup agreements as discussed herein, shall have been duly and properly performed or fulfilled in all material respects, and the Company, the Company Shareholders and/or the Founder, as applicable, shall have delivered to China Growth a certificate signed by a duly authorized officer thereof to such effect.

(d) Legal Opinion. China Growth shall have received a copy of the legal opinion from Dacheng Law Firm, counsel for the Company, addressed to China Dredging and reasonably acceptable to China Growth, dated the Closing Date. The legal opinion must expressely state that it for the purpose of the Transactions and may be relied upon by China Growth or for China Growth’s reference. Dacheng Law Firm will communicate with China Growth regarding the draft of the said legal opinion and China Growth shall deliver the letter of acceptance, which shall not be unreasonable delayed, before the closing.

(e) Consents and Regulatory Approvals. The Company shall have obtained and delivered to China Growth the consents and regulatory approvals from third parties which are set forth in Section 8.3(e) of the Disclosure Letter.

(f) No Adverse Change. Between the date of this Agreement and the Closing Date, there shall not have occurred an event which would reasonably be expected to have a Company Material Adverse Effect.

(g) Supplemental Disclosure. If the Founder shall have supplemented or amended any schedule pursuant to his obligations set forth in Section 7.4 in any material respect, the Founder shall provide notice to China Growth that, as a result of information provided to China Growth in connection with any or all of such amendments or supplements, China Growth has determined to proceed with the consummation of the Transactions.

(h) Necessary Proceedings. All required corporate proceedings to be taken by the Company, the Subsidiaries and the Affiliates in connection with the consummation of the Transactions shall have been duly and validly taken, and copies of all resolutions (including but not limited to shareholders’ resolutions and the board of directors’ resolutions), duly certified by the Company, the Subsidiaries and the Affiliates, as appropriate, as of the Closing, shall have been delivered to China Growth.

(i) The Company Proxy Statement Information. The Proxy Statement Information, at the time of distribution of the Proxy Statement and at Closing, will accurately reflect the Company, the Subsidiaries, the Affiliates, their businesses and their shareholders, the Proxy Statement Information will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Proxy Statement Information not misleading, as of their respective dates.

Article IX
INDEMNIFICATION

9.1 Survival. The representations and warranties of the Company and the Founder in Article III shall survive the Closing for a period of two (2) years. The representations and warranties of China Growth set forth in Article IV shall survive the Closing for a period of two (2) years. Any covenant or agreement contained in this Agreement to be performed prior to or after the Closing shall survive the Closing for two (2) years, except as otherwise provided herein.

9.2 Indemnification by the Company. Subject to the limitations set forth in Section 9.5, the Founder and the Company shall indemnify and hold harmless China Growth from and against, and shall reimburse China Growth (which term, for purposes of this Article IX, includes, after the Closing, the Surviving Corporation) for, any Damages which it may sustain, suffer or incur, whether as a result of any Third Party Claim or otherwise, and which arise from or in connection with or are attributable to the breach of any of the representations or warranties or covenants of the Founder or the Company contained in this Agreement. The indemnity in the foregoing sentence shall survive the Closing for a period of two (2) years after the Closing Date. The Founder and the Company shall give prompt written notice to China Growth of any Third Party Claims or other facts and circumstances known to the Founder or the Company which may entitle China Growth to indemnification under this Section 9.2.

9.3 Indemnification by China Growth. Subject to the limitations set forth in Section 9.5, China Growth shall indemnify and hold harmless the Founder and the Company from and against, and shall reimburse the Founder for, any Damages which may be sustained, suffered or incurred by the Founder, whether as a result of Third Party Claims or otherwise, and which arise or result from or in connection with or are attributable to the breach of any of China Growth’s representations or warranties or covenants contained in this Agreement. The indemnity in the foregoing sentence shall survive the Closing for a period of two (2) years after the Closing Date, other than Claims arising as a result of a breach of the representations and warranties in Section 4.2, as to which it shall survive without limitation as to time. China Growth shall give the Founder prompt written notice of any Third Party Claims or other facts and circumstances known to China Growth which may entitle the Founder to indemnification under this Section 9.3.

9.4 Notice, Etc.

(a) A Party required to make an indemnification payment pursuant to this Agreement (“Indemnifying Party”) shall have no liability with respect to Third Party Claims or otherwise with respect to any covenant, representation, warranty, agreement, undertaking or obligation under this Agreement unless the Party entitled to receive such indemnification payment (“Indemnified Party”) gives notice to the Indemnifying Party specifying (i) the covenant, representation or warranty, agreement, undertaking or obligation contained herein which it asserts has been breached, (ii) in reasonable detail, the nature and dollar amount (or estimate, if the magnitude of the Claim cannot be precisely determined at that time) of any Claim the Indemnified Party may have against the Indemnifying Party by reason thereof under this Agreement, and (iii) whether or not the Claim is a Third Party Claim.

(b) With respect to Third Party Claims, an Indemnified Party (i) shall give the Indemnifying Party prompt notice of any Third Party Claim, (ii) prior to taking any action with respect to such Third Party Claim, shall consult with the Indemnifying Party as to the procedure to be followed in defending, settling, or compromising the Third Party Claim, (iii) shall not consent to any settlement or compromise of the Third Party Claim without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed), and (iv) shall permit the Indemnifying Party, if it so elects, to assume the exclusive defense of such Third Party Claim (including, except as provided in Section 9.4(d), the compromise or settlement thereof) at its own cost and expense.

(c) If the Indemnifying Party shall elect to assume the exclusive defense of any Third Party Claim pursuant to this Agreement, it shall notify the Indemnified Party in writing of such election, and the Indemnifying Party shall not be liable hereunder for any fees or expenses of the Indemnified Party’s counsel relating to such Third Party Claim after the date of delivery to the Indemnified Party of such notice of election.

(d) The Indemnifying Party will not compromise or settle any such Third Party Claim without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed) if the relief provided is other than monetary damages or such relief would be reasonably expected to have a Material Adverse Effect on the Indemnified Party. Notwithstanding the foregoing, if the Indemnifying Party elects to assume the defense with respect to any Third Party Claim, the Indemnifying Party shall have the right to compromise or settle for solely monetary damages such Third Party Claim, provided such settlement would not reasonably be expected to have a Material Adverse Effect on the Indemnified Party.

(e) Notwithstanding the foregoing, the Party which defends any Third Party Claim shall, to the extent required by any insurance policies of the Indemnified Party, share or give control thereof to any insurer with respect to such Claim.

9.5 Limitations.

(a) The Founder and the Company shall not be required to indemnify China Growth under Section 9.2 unless the aggregate of all amounts for which indemnity would otherwise be due against it exceeds $200,000, but then the Founder will be liable for the full amount of Damages.

(b) China Growth shall not be required to indemnify the Founder under Section 9.3 unless the aggregate of all amounts for which indemnity would otherwise be due against it exceeds $200,000, but then China Growth will be liable for the full amount of Damages.

9.6 Claims On Behalf or In Right of China Growth. Pursuant to the provisions of this Article IX, if any Claim for indemnification is to be brought against the Company on behalf of or by right of China Growth, the Company may, at its sole discretion, decide to have such Claim determined solely and exclusively by an Independent Committee of the Board of Directors of China Growth (the “Independent Committee”). Any decision of the Independent Committee will be binding on and non-appealable by the Parties. At the Closing, the Independent Committee will initially consist of Xuesong Song and Zengbiao Zhu and thereafter must consist of at least two directors of China Growth that are “independent directors” under Nasdaq listing rules and shall not be direct or beneficial owners of 5% or more of the voting capital shares of China Growth. For a period of not less than four years after Closing or such longer period until final resolution of Claims then pending under this Article IX brought by or by right of China Growth, the Board of Directors of China Growth will maintain a sufficient number of independent directors such that it will be able to maintain the Independent Committee. For the sake of clarity, if the Independent Committee is not able to render a decision, or if at any time prior to a decision of the Independent Committee the Company decides not to pursue resolution of the Claim before the Independent Committee, the Parties may pursue any other forum for resolving disputes available hereunder.

9.7 No Claim Against Trust Fund. It is understood by the Founder and the Company that in the event of breach of this Agreement or any other Transactional Documents by China Growth, that they have no right to any amount held in the Trust Account and they will not make any claim against the amount of the funds held in the Trust Account.

9.8 Penalty Payments.

(a) The Parties hereto agree that in the event that the Company and the Founder, on the one hand, breach the provisions of Section 5.7, or China Growth, on the other hand, breaches the provisions of Section 6.3, as applicable, then, if within six (6) months after such breach, the breaching Party closes any transaction or financing relating to the capital stock, debt, assets or business, in whole or in part, whether through direct purchase, merger, consolidation or other business combinations; the breaching Party(s) shall pay to the non- breaching Party the sum of US$3 million, plus non-breaching Party’s reasonable costs incurred in enforcing this Section, within thirty (30) days after request by the non-breaching Party.

(b) The Company and the Founder shall be jointly and severally liable for any amounts payable to China Growth under this Section 9.8.

(c) Any amounts payable by China Growth under this Section 9.8, shall be assumed by Xuesong Song and Jin Shi pursuant to the Assumption Agreement.

Article X
TERMINATION AND ABANDONMENT

10.1 Methods of Termination. The Transactions may be terminated and/or abandoned at any time but not later than the Closing:

(a) by written consent of the Parties;

(b) (i) by China Growth, if the Company amends or supplements any schedule hereto in accordance with Section 7.4 hereof and such amendment or supplement reflects facts or events that would reasonably be expected to have a Company Material Adverse Effect, or (ii) by the Company, if China Growth amends or supplements any schedule hereto in accordance with Section 7.4 hereof and such amendment or supplement reflects facts or events that would reasonably be expected to have a Material Adverse Effect on China Growth;

(c) by either China Growth or the Company, if the Closing has not occurred by February 26, 2013 (or such later date as may be established by the shareholders of China Growth as the deadline by which China Growth must complete a Business Combination); provided, however, that the right to terminate this Agreement under this Section 10.1(c) shall not be available to any Party that is then in breach of any of its covenants, representations or warranties in this Agreement;

(d) by Company, (i) if China Growth shall have breached any of its covenants in Article VI or VII hereof in any material respect, (ii) if the representations and warranties of China Growth contained in this Agreement shall not be true and correct in all material respects, at the time made, or (iii) if such representations and warranties shall not be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Closing Date, and in any such event, if such breach is subject to cure, China Growth has not cured such breach within 10 Business Days of notice from the Company of an intent to terminate;

(e) by China Growth, (i) if the Company or the Founder shall have breached any of the covenants in Articles V or VII hereof in any material respect, (ii) if the representations and warranties of the Company and the Founder contained in this Agreement shall not be true and correct in all material respects, at the time made, or (iii) if such representations and warranties shall not be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Closing Date, and in any such event, if such breach is subject to cure, the Company and the Founder have not cured such breach within ten (10) Business Days of China Growth’s notice of an intent to terminate;

(f) by China Growth or the Company if either of their respective Boards of Directors shall have determined in good faith, based upon the advice of outside legal counsel, that failure to terminate this Agreement is reasonably likely to result in such Board of Directors breaching its fiduciary duties to the shareholders of China Growth or the Company, as applicable, under applicable Laws by reason of the pendency of an unsolicited, bona fide written proposal for a superior transaction;

(g) by either China Growth or the Company, if, at the Acquisition Shareholder Meeting (including any adjournments thereof), this Agreement and the Transactions shall fail to be approved and adopted by the affirmative vote of the holders of China Growth’s ordinary shares required under its Memorandum and Articles of Association, or after accepting all properly submitted redemption requests the Trust Account shall not have a less than a minimum balance of $5,000,001.

(h) by the Company or the Founder, if the shareholders of Company do not, at a duly called and held meeting of the Company’s shareholders at (including any adjournments thereof) or by written consent of shareholders in lieu of a meeting, approve any aspect of this Agreement or the Transactions that requires such approval pursuant to its Memorandum and Articles of Association.

10.2 Effect of Termination.

(a) In the event of termination and abandonment of this Agreement by China Growth or by the Company and the Founder, or both, pursuant to Section 10.1 hereof, written notice thereof shall forthwith be given to the other Parties, and except as set forth in Article IX and this Section 10.2, all further obligations of the Parties shall terminate, no Party shall have any right against the other Parties hereto, and each Party shall bear its own costs and expenses.

(b) If the Transactions are terminated and/or abandoned as provided herein:

(i) each Party hereto will return all documents, work papers and other material (and all copies thereof) of the other Parties relating to the Transactions, whether so obtained before or after the execution hereof, to the Party furnishing the same; and

(ii) all confidential information received by a Party hereto with respect to the business of the other Parties, shall be treated in accordance with Section 7.6 hereof, which shall survive such termination or abandonment.

Article XI
DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Actions” means any claim, action, suit, litigation, arbitration, inquiry, proceeding or investigation by or pending before any Governmental Authority.

“Acquisition Shareholder Meeting” has the meaning set forth in Section 6.2.

“Affiliate” means, with respect to a Person, any other Person who Controls, is Controlled by or is under common Control with such Person.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Assumption Agreement” has the meaning set forth in Section 8.2(h).

“Audited Financial Statements” has the meaning set forth in Section 3.10.

“Business Combination” has the meaning set forth in the Memorandum and Articles of Association of China Growth.

“Business Day” means a day of the year on which banks are not required or authorized to be closed in the City of New York.

“BVIBCA” means the BVI Business Companies Act, 2004.

“Certain Personal Property” has the meaning set forth in Section 3.14(a).

“Certain Personal Property Leases” has the meaning set forth in Section 3.14(a).

“China Growth” has the meaning set forth in the preamble of this Agreement.

“China Growth Shares” has the meaning set forth in Section 1.1(c).

“China Growth’s Balance Sheet” has the meaning set forth in Section 4.6.

“Certificates” has the meaning set forth in Section 1.2(f).

“Claim” means any claim, demand, suit, proceeding or action.

“Closing” has the meaning set forth in Section 2.1.

“Closing Date” has the meaning set forth in Section 2.1.

“Commission” has the meaning set forth in Section 4.7.

“Commission Reports” has the meaning set forth in Section 4.7.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Commission Reports” has the meaning set forth in Section 3.12.

“Company Financial Statements” has the meaning set forth in Section 3.10.

“Company Group” means the Subsidiaries and Affiliates of the Company as listed on Exhibit B hereto.

“Company Material Adverse Effect” means a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; provided that, without limiting the generality of the foregoing, any adverse effect resulting in any loss, directly or indirectly, of at least US$2 million or its equivalent, to the Company and its Subsidiaries, taken as a whole, shall be deemed to constitute a Company Material Adverse Effect.

“Company Ordinary Shares” has the meaning set forth in Section 1.1(c).

“Company Preferred Shares” has the meaning set forth in Section 1.1(c).

“Company Shareholder” has the meaning set forth in Section 3.1(a).

“Company Shares” has the meaning set forth in Section 1.1(c).

“Company’s Accountants” means UHY Vocation HK CPA Limited.

“Competitive Business” has the meaning set forth in Section 5.5(g).

“Confidential Information” has the meaning set forth in Section 5.5(a).

“Contracts” mean any contract, agreement, lease, license or similar instrument.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the Board of Directors or comparable governing body of such Person. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Copyrights” shall mean all copyrights, including rights in and to works of authorship and all other rights corresponding thereto throughout the world, whether published or unpublished, including rights to prepare, reproduce, perform, display and distribute copyrighted works and copies, compilations and derivative works thereof.

“Damages” means the dollar amount of any loss, damage, expense or liability, including, without limitation, reasonable attorneys’ fees and disbursements incurred by an Indemnified Party in any action or proceeding between the Indemnified Party and the Indemnifying Party or between the Indemnified Party and a third party, which is determined (as provided in Article IX) to have been sustained, suffered or incurred by a Party or the Company and to have arisen from or in connection with an event or state of facts which is subject to indemnification under this Agreement; the amount of Damages shall be the amount finally determined by a court of competent jurisdiction or appropriate governmental administrative agency (after the exhaustion of all appeals) or the amount agreed to upon settlement in accordance with the terms of this Agreement, if a Third Party Claim, or by the Parties, if a Direct Claim.

“Direct Claim” means any claim other than a Third Party Claim.

“Disclosure Letter” has the meaning set forth in Section 3.

“Effective Time” has the meaning set forth in Section 1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Ratio” means 0.82947, as adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend, extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

“Founder” has the meaning set forth in the preamble of this Agreement.

“Fujian Service” refers to Fujian Xing Gang Port Service Co., Ltd., the Company’s operating company in the PRC.

“Fujian WangGang” refers to Fujian WangGang Dredging Construction Co., Ltd., a PRC company of China edging (HK) Company Limited. China edging (HK) Company Limited, a company organized under the laws of Hong Kong, is a wholly owned subsidiary of the Company.

“Future Interim Financial Statements” has the meaning set forth in Section 8.3(a).

“GAAP” means generally accepted accounting principles in a particular jurisdiction, as consistently applied.

“Government Securities” means any Treasury Bill issued by the United States having a maturity of one hundred and eighty days or less.

“Governmental Authority” means any PRC or non-PRC national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body. For the sake of clarity, “Governmental Authority” does not include any government or state-owned enterprise.

“Indemnified Party” has the meaning set forth in Section 9.4.

“Indemnifying Party” has the meaning set forth in Section 9.4.

“Independent Committee” has the meaning set forth in Section 9.6.

“Intellectual Property” means any intellectual property rights, including, without limitations, Patents, Copyrights, service marks, moral rights, Trade Secrets, Trademarks, designs and Technology, together with (a) all registrations and applications for registration therefor and (b) all rights to any of the foregoing (including (i) all rights received under any license or other arrangement with respect to the foregoing, (ii) all rights or causes of action for infringement or misappropriation (past, present or future) of any of the foregoing, (iii) all rights to apply for or register any of the foregoing, (iv) domain names and URL’s of or relating to the Acquired Assets and variations of the domain names and URL’s, (vi) Contracts which related to any of the foregoing, including invention assignment, intellectual property assignment, confidentiality, and non-competition agreements, and (vii) goodwill of any of the foregoing.

“Interim Financial Statements” has the meaning set forth in Section 3.10.

“Knowledge” means, with respect to any Person, the actual knowledge of such Person and that knowledge which should have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent business person would have made or exercised in the management of his or her business affairs.

“Laws” means all statutes, rules, regulations, ordinances, orders, writs, injunctions, judgments, decrees, awards and restrictions, including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to zoning, land use, safety, health, environment, hazardous substances, pollution controls, employment and employment practices and access by the handicapped.

“Lien” means any lien, claim, contingent interest, security interest, charge, restriction or encumbrance, other than those (i) for Taxes not yet due and payable or being contested in good faith by an appropriate proceeding for which adequate reserves have been established, (ii) for mechanics liens or similar liens or labor, materials or supplies incurred in the ordinary course of business for amounts that are not delinquent, (iii) arising by operation of law, and (iv) that, individually or when aggregated, are not material.

“Material Adverse Effect” means, with respect to any Person, any (i) event, occurrence, fact, condition, change or development that has had a material adverse effect on the operations, results of operations, financial condition, assets or liabilities of such Person; (ii) material adverse effect on such Person’s ability to perform any material obligations of such Person hereunder or under any other Transaction Document or any Material Contract of such Person, as applicable; (iii) material adverse effect on any material rights such Person may have hereunder or under any other Transaction Document or any Material Contract of such Person.

“Material Contract” means, with respect to any Person, any outstanding Contract material to the business of such Person as of or after the date hereof and includes without limitation those Contracts disclosed in Section 3.15 of the Disclosure Letter.

“Merger Sub” has the meaning set forth in the preamble of this Agreement.

“Non-Competition Period” has the meaning set forth in Section 5.5(g).

“Party” has the meaning set forth in the preamble of this Agreement.

“Patents” means all United States and foreign patents and utility models and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and equivalent or similar rights anywhere in the world in inventions and discoveries.

“Permits” means all governmental registrations, licenses, permits, authorizations and approvals.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, proprietorship, association, firm, trust, estate, unincorporated organization, cooperative, Governmental Authority, or other enterprise or entity.

“Plan and Articles” has the meaning set forth in Section 1.1.

“PRC” means the People’s Republic of China, solely for purpose of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.

“PRC GAAP” means PRC Accounting Standards for Business Enterprises in effect from time to time applied consistently throughout the periods involved.

“Proxy Statement” has the meaning set forth in Section 6.2.

“Proxy Statement Information” has the meaning set forth in Section 5.13.

“Real Estate Leases” has the meaning set forth in Section 3.13;

“Real Property” has the meaning set forth in Section 3.13.

“Representatives” of a Party means such Party’s employees, accountants, auditors, actuaries, counsel, financial advisors, bankers, investment bankers and consultants.

“Securities Act” means the Securities Act of 1933, as amended.

“Software” means all software, in object, human-readable or source code, whether previously completed or now under development, including programs, applications, databases, data files, coding and other software, components or elements thereof, programmer annotations, and all versions, upgrades, updates, enhancements and error corrections of all of the foregoing.

“Subsidiary” means, with respect to any specified Person, any other Person (other than a natural person) Controlled by such specified Person through direct or indirect ownership of equity securities or contractual relationship. When used without reference to a particular Person, “Subsidiary” means a Subsidiary of the Company.

“Surviving Corporation” has the meaning set forth in Section 1.1(a).

“Tax” or “Taxes” means all income, gross receipts, sales, stock transfer, excise, bulk transfer, use, employment, social security, franchise, profits, property or other taxes, tariffs, imposts, fees, stamp taxes and duties, assessments, levies or other charges of any kind whatsoever (whether payable directly or by withholding), together with any interest and any penalties, additions to tax or additional amounts imposed by any government or taxing authority with respect thereto.

“Technology” means any know-how, confidential or proprietary information, name, data, discovery, formulae, idea, method, process, procedure, other invention, record of invention, model, research, Software, technique, technology, test information, market survey, website, or information or material of a like nature, whether patentable or unpatentable and whether or not reduced to practice.

“Third Party Claim” means a Claim by a Person other than a Party hereto or any Affiliate of such Party.

“Trade Secrets” means all trade secrets under applicable Laws and other rights in know-how and confidential or proprietary information, processing, manufacturing or marketing information, including new developments, inventions, processes, ideas or other proprietary information that provides advantages over competitors who do not know or use it and documentation thereof (including related papers, blueprints, drawings, chemical compositions, formulae, diaries, notebooks, specifications, designs, methods of manufacture and data processing software and compilations of information) and all claims and rights related thereto.

“Trademarks” means any and all United States and foreign trademarks, service marks, logos, trade names, corporate names, trade dress, Internet domain names and addresses, and all goodwill associated therewith throughout the world.

“Transaction Documents” has the meaning set forth in Section 8.1(c).

“Transactions” has the meaning set forth in the Recitals.

“Transfer” has the meaning set forth in Section 5.8.

“Trust Account” has the meaning set forth in Section 4.8.

“United States” or “U.S.” means the United States of America.

“Wonder Dredging” refers to Wonder Dredging Engineering LLC, a PRC company, which holds a 50% equity interest in Fujian Service.

Article XII
GENERAL PROVISIONS

12.1 Expenses. Except as otherwise provided herein, all costs and expenses, including, without limitation, fees and disbursements of Representatives, incurred in connection with the preparation of this Agreement and the Transactions shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

12.2 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or by an internationally recognized courier or transmitted by electronic correspondence (in .PDF) or by telecopy to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

(a)            If to the Company:

Floor 18, Tower A, Zhongshan Building

No. 154, Hudong Road, Gulou District

Fuzhou City, Fujian Province. 350001, PRC

Attention: Bin Lin

Email: hade6699@163.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

701 Fifth Avenue, Suite 7000

Seattle, Washington 98104

Attention: Andrew Ledbetter

Email: andrew.ledbetter@dlapiper.com

Facsimile: 206-494-1800

Dacheng Law Offices LLP (Fuzhou)

22F North Tower of Huacheng International Building

162 Wusi Road, Fuzhou City

Fujian Province, P.R. China

Attention: Qingqing Li

Email: qingqing.li@dachenglaw.com

If to China Growth:

China Growth Equity Investment Ltd.

CN11 Legend Town,

No.1 Balizhuangdongli, Chaoyang District,

Beijing, 100025, P.R.C.

Attention: Jin Shi

Telephone: 86-10-6550-3186

Facsimile: 86-10-6550-3113

Email: shi@chumcapital.com

with a copy (which shall not constitute notice) to:

Reed Smith LLP
599 Lexington Avenue
New York, New York 10022
Attention: William Haddad

Telephone: +1 (212) 549-0379
Facsimile: +1 (212) 521-5450

Email: Whaddad@reedsmith.com

12.3 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by the Parties.

12.4 Waiver. The Company and the Founder, on the one hand, and China Growth, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions of the other contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party(s) to be bound thereby.

12.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that Transactions are fulfilled to the extent possible.

12.7 Entire Agreement. This Agreement and the schedules and exhibits hereto constitute the entire agreement and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.

12.8 Benefit. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Parties. Prior to the Closing, no Party may assign this Agreement or its rights or obligations hereunder, whether by operation of law or otherwise, without the prior written consent of the other Party(s).

12.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Except as otherwise provided herein, all actions and proceedings arising out of or relating to the interpretation and enforcement of the provisions of this Agreement or in respect of the Transactions shall be heard and determined in the United States District Court for the Southern District of New York and any federal appellate court therefrom (or, if United States federal jurisdiction is unavailable over a particular matter, the Supreme Court of the State of New York, New York County) and the Parties hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such action or proceeding.

12.10 NO JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.

12.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement. Execution or delivery by electronic transmission (in PDF) shall constitute due execution or delivery for all purposes.

12.12 Regulatory Requirements. In the event that the regulatory requirements of any applicable Governmental Authority (including any new laws or regulations or interpretations of existing laws or regulations) prohibit or materially restrict the ability of the Parties to consummate the acquisition of the Company as contemplated, the Parties will revise the transaction as necessary to comply with such regulatory requirements while preserving to the greatest extent possible the intended economic consequences of the transaction.

(Signatures on Next Page)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

CHINA GROWTH EQUITY INVESTMENT LTD.

By:________________________________

Name:______________________________

Title:_______________________________

CHINA GROWTH DREDGING SUB LTD.

By:________________________________

Name:______________________________

Title:_______________________________

CHINA DREDGING GROUP CO., LTD.

By:________________________________

Name:______________________________

Title:_______________________________

ZHUO XINRONG

___________________________

ACCEPTED AND AGREED AS TO SECTION 9.8

___________________________

XUESONG SONG

_____________________________

JIN SHI

[Signature Page to Merger Agreement]

EXHIBIT A

FORM OF PLAN AND ARTICLES OF MERGER

Territory of The British Virgin Islands

The BVI Business Companies Act, 2004

PLAN OF MERGER

This Plan of Merger is made on [ ] October 2012 between China Dredging Group Co., Ltd (the “Surviving Company”), a company limited by shares and registered under the BVI Business Companies Act, 2004 (as amended) (the “Act”), and China Growth Dredging Sub Limited, a company limited by shares and registered under the Act (the “Merging Company”).

WHEREAS the Merging Company is a BVI Business Company registered and existing under and by virtue of the Act and is entering into this Plan of Merger pursuant to the provisions of Section 170 of the Act.

WHEREAS the Surviving Company is a BVI Business Company registered and existing under and by virtue of the Act and is entering into this Plan of Merger pursuant to the provisions of Section 170 of the Act.

WHEREAS the Memorandum and Articles of Association of the Surviving Company were registered with the Registrar of Corporate Affairs on 10 April 2010, and amended and restated on 25 October 2010.

WHEREAS the Memorandum and Articles of Association of the Merging Company were registered with the Registrar of Corporate Affairs on 21 September 2012.

WHEREAS the directors of the parties hereto deem it desirable and in the best interest of the companies and their members, as the case may be, that the Merging Company be merged into Surviving Company.

NOW THEREFORE this Plan of Merger provides as follows:

1.	The constituent companies to this Plan of Merger are the Surviving Company and the Merging Company.

2.	The surviving company is China Dredging Group Co., Ltd.

3.	The Surviving Company has [52,677,323] ordinary shares and [10,012,987] Class A Preferred Shares in issue. All the ordinary shares and are entitled to vote on the merger.

4.	The Merging Company has one share of no par value in issue, which is entitled to vote on the merger as one class.

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5.	Upon the merger, the separate corporate existence of the Merging Company shall cease and the Surviving Company shall become the owner, without other transfer, of all the rights and property of the Merging Company and the Surviving Company shall become subject to all liabilities obligations and penalties of the constituent companies.

6.	The terms and conditions of the merger are as follows:

(a)	each share issued and outstanding in the Surviving Company on the effective date of the merger shall be redeemed and cancelled in consideration for the issuance of [52,000,000] shares by China Growth Equity Investment Ltd., a Cayman Islands exempted company incorporated with limited liability (“China Growth”); and

(b)	the one share of the Merging Company in issue shall be redeemed and cancelled and contemporaneously with the redemption and cancellation as set out in Clause 6(a) above, the Surviving Company shall issue one fully paid share to China Growth.

7.	The current constitutional documents of the Surviving Company in effect on the effective date shall be amended and restated in the form of the memorandum and articles of association attached at Appendix A to this Plan of Merger.

8.	This Plan of Merger shall be submitted to the members of both the Surviving Company and Merging Company for their approval by a resolution of members.

9.	The merger shall be effective as provided by the law of the British Virgin Islands.

10.	This Plan of Merger may be executed in counterparts.

In witness whereof the parties hereto have caused this Plan of Merger to be executed on this [ ] October 2012.

SIGNED for and on behalf of )

China Dredging Group Co., Ltd ) [ ]

By ) Director

SIGNED for and on behalf of )

China Growth Dredging Sub Limited ) [ ]

By ) Director

3

APPENDIX A

Memorandum and Articles of Association of Surviving Company

[Per Section 1.1(e) of the Agreement, Memorandum and Articles of Association of Surviving Company Substantially in the Form of the Company’s Current Memorandum and Articles of Association]

4

Territory of The British Virgin Islands

The BVI Business Companies Act, 2004

ARTICLES OF MERGER

These Articles of Merger entered into on [ ] October 2012 between China Dredging Group Co., Ltd (the “Surviving Company”), a company limited by shares and registered under the BVI Business Companies Act, 2004 (as amended) (the “Act”), and China Growth Dredging Sub Limited, a company limited by shares and registered under the Act (the “Merging Company”).

1.	The parties hereto do hereby adopt the Plan of Merger a copy of which is attached at Schedule 1 hereto to the intent that the merger shall be effective on [ ] 2021, or such later date as approved by the Registrar of Corporate Affairs (the “Effective Date”).

2.	The Memorandum and Articles of Association of the Surviving Company were registered with the Registrar of Corporate Affairs on 10 April 2010, and amended and restated on 25 October 2010.

3.	The Memorandum and Articles of Association of the Merging Company were registered with the Registrar of Corporate Affairs on 21 September 2012.

4.	The Merger was approved for the Surviving Company by Resolution of Directors dated [ ] October 2012.

5.	The Merger was approved for the Merging Company by Resolution of Directors dated [ ] October 2012.

6.	The Merger was approved for the Surviving Company by Resolution of Members dated [ ] October 2012.

7.	The Merger was approved for the Merging Company by Resolution of Members dated [ ] October 2012.

8.	The Merging Company and the Surviving Company have complied with all the applicable provisions of the laws of the British Virgin Islands to enable them to merge upon the Effective Date.

9.	The name and the memorandum and articles of association of the Surviving Company upon the consummation and effectiveness of this Merger shall remain unchanged.

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In witness whereof the parties hereto have caused this Plan of Merger to be executed on this [ ] October 2012.

SIGNED for and on behalf of )

China Dredging Group Co., Ltd )

By ) Director

SIGNED for and on behalf of )

China Growth Dredging Sub Limited )

By ) Director

6

Schedule 1

Plan of Merger

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EXHIBIT B

COMPANY GROUP

Master Gold Corporation Limited, organized under the laws of Hong Kong

China Dredging (HK) Company Limited, organized under the laws of Hong Kong

Fujian WangGang Dredging Construction Co., Ltd., organized under the laws of PRC

Fujian Xing Gang Port Service Co., Ltd., organized under the laws of PRC

Wonder Dredging Engineering LLC, organized under the laws of PRC

Pingtan Zhuo Ying Dredging Engineering Construction Co., organized under the laws of PRC

Pingtan Xing Yi Port Services Co., Ltd., organized under the laws of PRC

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EXHIBIT C

CONTRACTUAL MANAGEMENT AGREEMENT

This document has been translated for information purposes only; the Chinese text is the only valid document.

Fujian WangGang Dredging Construction Co., Ltd.

Wonder Dredging LLC.

Fujian Xing Gang Port Service Co., Ltd.

CONTRACTED MANAGEMENT AGREEMENT
(Unofficial Translation)

Contracted Management Agreement made the 30th day of June, 2010 (the “Agreement”), among:

Fujian WangGang Dredging Construction Co., Ltd. The WOFE “the “WOFE”), Whose legal representative is LIN Qing, at 16th Floor, Zhongshan Plaza, 154 Hudong Road, Fuzhou City, Fujian.

Wonder Dredging LLC. (“Wonder Dredging”), whose legal representative is LIN Qing, at 1705 of 17th Floor, Zhongshan Plaza A, 154 Hudong Road, Fuzhou City, Fujian.

Fujian Xing Gang Port Service Co., Ltd. (“Fujian Xing Gang” ), whose legal representative is LIN Qing, at 17th Floor, Zhongshan Plaza A, 154 Hudong Road, Fuzhou City, Fujian.

As used in this Agreement, The WOFE, Wonder Dredging and Fujian Xing Gang are collectively referred to herein as the “Parties to the Contract”.

Whereas

A. The WOFE is a foreign-invested limited liability company duly incorporated and existing under the laws of the People’s Republic of China (the “PRC”), with expertise in the management of operating companies;

B. Wonder Dredging is a limited liability company duly incorporated and existing under the laws of the PRC,

C. Fujian Xing Gang is a limited liability company duly incorporated and existing under the laws of the PRC, specializing in dredging port and waterways.

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D. Each of The WOFE and Wonder Dredging holds a fifty percent (50%) equity interest in Fujian Xing Gang

NOW THEREFORE the Parties agree as follows:

1. Contracted Management; Effective Date

1.1	Pursuant to the terms and conditions of the Agreement, the Parties agree to engage the WOFE to manage the operations of Fujian Xing Gang. During the term of contracted management, the WOFE and/or the senior officers employed by the WOFE (the “Officers”) shall take full charge of the business operations of Fujian Xing Gang.

1.2	The Parties agree and confirm that from the date of this Agreement set forth in the first paragraph of this Agreement (“Effective Date”), the WOFE and/or the Officers shall take full charge of the business operation of Fujian Xing Gang, running and managing the business of Fujian Xing Gang in accordance with the laws, administrative rules and regulations and the covenants applicable to this Agreement.

1.3	This Agreement is an exclusive contracted management agreement. During the period from Effective Date to the date that this Agreement is terminated, Fujian Xing Gang agree not to contract its business to any other party for management, and each of Wonder Dredging and Fujian Xing Gang hereby agree not to interfere with the business operations conducted by the WOFE.

2. Term of the Contracted Management (the “Term”)

2.1	This Agreement shall be terminate upon the earlier of:

(1)	such time that the the WOFE or another person designated by the WOFE (the “Designated Person” ) exercises the exclusive right to purchase the equity interest in Fujian Xing Gang in accordance with the terms of the Contract Relating to the Exclusive Purchase Right of the Equity Interest Agreement (the “Purchase Agreement”) signed by the Parties dated as of June 30, 2010, and

(2)	The WOFE and/or the Designated Person individually/jointly own all of the equity interests in Fujian Xing Gang; or

(3)	20 years from the Effective Date, subject to the right of the WOFE, at its sole option, to renewthe term of this Agreement for successive 20 year periods prior to the expiration of each 20 year period upon prior written notice to Wonder Dredging and Fujian Xing Gang.

3. Calculation and Payment of the Fees for the Contracted Management (the “Fees”);

3.1	The parties agree that the WOFE shall, in consideration of the exclusive right to manage the business operations of Fujian Xing Gang, pay an annual fee of RMB 1 million in to Fujian Xing Gang. Such payment shall be madewithin the first month of every applicable year. The WOFE may disburse such payment from the account of Fujian Xing Gang. Party C’s Executive Director or Board to make resolution to determine the contracted management fees for the current year within the first month of the year.

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3.2	During the term of the contracted management, the WOFE is entitled to 100% of the net profits (the gross profits minus the costs and expenses, including the tax payable all as determined in accordance with US generally accepted accounting principles) reported by Fujian Xing Gang (the “Net Profits”). Fujian Xing Gang shall adopt a resolution by the Executive Director or the Board of Directors within the first month of every contracted management year to confirm the plan for the fees disbursal of that year.

3.3	The Parties to this Agreement shall pay all their tax liabilities pursuant to all the existing and effective taxation laws and administrative rules and regulations in PRC.

4. Delivery

4.1	Within five working days from the Effective Date, Wonder Dredging and Fujian Xing Gang shall deliver the documents set forth in 4.2 to the WOFE in order that the WOFE can perform the contracted management services to Fujian Xing Gang pursuant to the terms of this Agreement.

4.2	At the request of the WOFE, Wonder Dredging and Fujian Xing Gang shall deliver copies of the following documents to the WOFE:

(1)	all the ownership certificates in the name of Fujian Xing Gang or any affiliated party which relate to the business operations of Fujjian Xing Gang, including but not limited to the Ownership Registry Certificates of the ships and Certificates of Nationality of the ships, and

(2)	all the business permits and licenses and other related documents held by Fujian Xing Gang, and

(3)	all the financial seals and accounting books and records of Fujian Xing Gang, and

(4)	the technical data related to the business operations of Fujian Xing Gang, and

(5)	the management data related to the business operations of Fujian Xing Gang, and

(6)	All the related documents which are necessary in order for the WOFE to effectively manage the business of Fujian Xing Gang commencing on the Effective Date.

5. The WOFE’s Rights and Obligations

5.1	The WOFE’s rights. During the Term of this Agreement the WOFE shall have the right to:

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5.1(1) manage and control the business and assets of Fujian Xing Gang in its sole discretion. The right of management includes, but not limited to, the rights of (1) establishing and implementing the policies and guidelines of the management, and (2) directing the use of all of the assets of Fujian Xing Gang, including but not limited to, the real property, intangible property and working capital.

5.1(2) designate the directors to Fujian Xing Gang and replace the directors of Fujian Xing Gang and all its affiliates at any time in its sole discretion.

5.1(3) appoint the managing officers to Fujian Xing Gang, including the general manager, deputy general manager and or other senior officers and the financial controller.

5.1(4) to delineate the organizational structure of the Fujian Xing Gang and employ any technical personnel required for the business of Fujian Xing Gang.

5.1(5) establish Fujian Xing Gang’s employer-employee arrangements including but not limited to, rewards and punishment, dismissal, wages, all in accordance with the relevant laws and administrative rules and regulations, with approval by the board of directors of Fujian Xing Gang and all its subsidiaries.

5.1(6) take a loan directly or cause Fujian Xing Gang or its affiliates to borrow funds, with prior notice to Wonder Dredging, , provided that the loan shall be used for the operation and management of Fujian Xing Gang.

5.1(7) receive 100% of the Net Profits of Fujian Xing Gang.

5.1(8) exercise all other customary powers and duties associated with the management authority and responsibilities contemplated hereby.

5.2	The WOFE’s Obligations

5.2(1) The WOFE shall operate the business of Fujian Xing Gang as contractor according to this Agreement.

5.2(2) The WOFE will operate and manage the business and assets of Fujian Xing Gang in accordance and compliance with applicable laws and regulations.

5.2(3) The WOFE shall repair, maintain, renovate and purchase new assets to ensure that Fujian Xing Gang’s business is operated and managed in good status. The cost for such repair, maintenance, renovation and purchase will be borne by Fujian Xing Gang.

6. Wonder Dredging and Fujian Xing Gang’s Obligations

6.1(1) Wonder Dredging and Fujian Xing Gang shall assist the WOFE in carrying out the contracted management in accordance with the terms of this Agreement. Wonder Dredging agrees to execute a Power of Attorney granting the WOFE certain rights, including full voting power over its equity interest in Fujian Xing Gang.

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6.1(2) Without the WOFE’s written consent, Wonder Dredging and Fujian Xing Gang shall not directly or indirectly dispose of the assets of Fujian Xing Gang by mortgage, pledge, assignment or any other methods.

6.1(3) Wonder Dredging and Fujian Xing Gang shall not interfere with the WOFE’s control and management of the operations of Fujian Xing Gang..

6.2(4) Each of Wonder Dredging and Fujian Xing Gang agrees that Wonder Dredging will continue to maintain the legal ownership of the equity interest in Fujian Xing Gang until such equity interest has been purchased by the WOFE or the Designated Person in accordance with the terms of the Purchase Agreement.

7. Representation, Warranties and Promises

7.1	Representation, Warranties and Promises by The WOFE hereby represents and warrants that

7.1(1) It has the right and ability to sign and perform this Agreement. The Agreement is binding on the WOFE in accordance with its terms.

7.1(2) It has taken such appropriate and necessary action to authorize the appropriate persons to sign and execute and perform the obligations under this Agreement and obtained any necessary approvals and authorizations.

7.1(3) Its execution and performance of this Agreement does not violate any laws or administrative rules and regulations, or any agreements or any covenants with a third party.

7.1(4) All the materials provided by it and its legal representatives and all other authorized persons are authentic and accurate.

7.2	Representation, Warranties and Promises by Wonder Dredging and Fujian Xing Gang. Each of Wonder Dredging and Fujian Xing Gang represent and warrants that

7.2(1) They are limited liability companies duly incorporated and validly existing under the laws of PRC. They have the rights and abilities to sign and execute and perform this Agreement. This Agreement is binding on them in accordance with its terms.

7.2(2) They have authorized the appropriate persons to sign and execute and perform the obligations under this Agreement and obtained any necessary approvals and authorizations.

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7.2(3) Their execution and performance of this Agreement does not violate any laws or administrative rules and regulations, which is binding upon it, nor does such execution and performance violate any agreement to which it is a party, or any covenant with any third party.

7.2(4) All the materials provided by them and their legal representatives and all other authorized persons are authentic and accurate..

7.2(5) Wonder Dredging has full authority to enter into this Agreement to engage the services of the WOFE for the management of the business operations of Fujian Xing Gang.

7.2(6) Prior to (including) the Effective Date, the assets of Fujian Xing Gang are in good working condition.

8. Modification and Assignment

8.1	Any modifications to this Agreement must be in writing signed by the Parties after negotiation.

8.2	Wonder Dredging and Fujian Xing Gang irrevocably agree and promise that the WOFE is entitled, in its sole discretion, to assign or partly assign all the rights and obligations under this Agreement to any other party designated by the WOFE, without the consent, of any other Party and agrees to notify the other Parties of such assignment, .

8.3	Each of Wonder Dredging and Fujian Xing Gang irrevocably agrees and promises that the WOFE is entitled to, in its sole discretion, dissolve this Agreement by notifying them without their consent.

9. Liabilities for Breach of the Agreement and the Termination of the Agreement

9.1	Unless otherwise stipulated under this Agreement, in case of any loss sustained by one Party hereto due to any breach of this Agreement by the other Party(s), the breaching Party shall bear legal liabilities according to the law and be liable for all losses sustained by the non-defaulting party(s) due to such breach.

9.2	The Parties agree that the liabilities for breach of the Agreement are compensatory and shall not exceed the losses sustained by the non-defaulting party(s)

9.3	This Agreement may be terminated in the occurrence of any of the following events:

(1)	this Agreement is terminated in accordance with its terms; or

(2)	pursuant to Section 8.3 hereof.

9.4	According to Section 8.3, the WOFE has the right to terminate this Agreement by delivering written notice to Wonder Dredging and Fujian Xing Gang. In such event, this Agreement will terminate without penalty upon the delivery of the written notice to Wonder Dredging and Fujian Xing Gang.

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9.5	Excepted as set forth in Section 8.3 in this Agreement, no Party shall dissolve this Agreement in its sole discretion, nor shall any party interfere with the normal execution and performance of this Agreement by the other party(s).

10. Force Majeure

10.1	No party shall be liable if it is delayed or prevented from performing its obligations under this Agreement by Force Majeure. Force Majeure means acts of nature, fire, earthquake, war and political turmoil, and any other event that is beyond the party’s reasonable control and cannot be prevented with reasonable care.

10.2	When the event of Force Majeure arises, the affected party shall inform the other Parties within 15 business days. The affected party which does not perform the obligations under this Agreement shall be responsible for any damage caused by failure of informing other parties. After the event of Force Majeure is removed, the affected party shall resume performance of this Agreement with its best efforts.

11. Governing Laws and Settlement of the Disputes

11.1	The execution, validity, performance, interpretation and settlement of disputes shall be governed by PRC laws.

11.2	If any disputes arise out of performance of this Agreement, the Parties shall first settle such disputes through friendly negotiations. Should such disputes fail to be settled through negotiation within 20 days after the disputes arises, each Party may submit such disputes to the court with jurisdiction.

12. Miscellaneous

12.1	The parties to the Agreement agree that all the business materials relating to the performance of the Agreement are confidential and shall not be disclosed to a third party unless the disclosure of materials is required by the laws or administration rules and regulations of PRC or by supervising authority. Notwithstanding the foregoing, the Parties acknowledge that this Agreement can be filed with the Securities and Exchange Commission in the United States.

12.2	Notices or other communications required to be given by any party pursuant to this Agreement shall be written. Any party should inform the other parties if his address, contact number or fax number have been changed. If a Party fails to inform the other Parties of its contact information, the notice will deemed to be duly served when it is delivered to the prior address or fax number known by other Parties.

12.3	Should all or any part of any provision hereof be held void by the court with jurisdiction or the relevant authority, then such part of the provision shall be deemed to have been deleted; provided that, such deletion shall in no way affect the legal force of any other part of the provisions or any other provision hereof.

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12.4	The amendments (if any) duly executed by the Parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

12.5	This Agreement is made in six (6) originals in Chinese, of which each Party shall hold two. Each original has the same validity.

[Blank below]

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[Page for signatures]

Fujian WangGang Dredging Construction Co., Ltd. /seal/

By
Name: /s/ LIN Bin
Title:

Wonder Dredging LLC. /seal/

By
Name: /s/ LIN Qing
Title:

Fujian Xing Gang Port Service Co., Ltd. /seal/

By
Name: /s/ LIN Qing
Title:

17

EXHIBIT D

EQUITY INTEREST PLEDGE AGREEMENT

This document has been translated for information purposes only; the Chinese text is the only valid document.

Qing Lin

Panxing Zhuo

Fujian WangGang Dredging Construction Co., Ltd.

Fuzhou Wonder Dredging LLC

Equity Interest Pledge Agreement
(Unoffical Translation)

Equity Interest Pledge Agreement (the “Agreement”), made the 30th day of June, 2010, among:

The Pledgor:
Qing Lin (the “Pledgor A”) whose Identity Number is 350128196810101911.

Panxing Zhuo (the “Pledgor B”) whose Identity Number is 350128194202211915.

The Pledgee:
Fujian WangGang Dredging Construction Co., Ltd. ( the “Pledgee” )
Address: 16th Floor, Zhongshan Plaza, 154 Hudong Road, Fuzhou City, Fujian Legal Representative: LIN Qing

And

Fuzhou Wonder Dredging LLC (“Party C”) whose legal representative is LIN Qing, at Suite 1705 of 16th Floor, Zhongshan Plaza, 154 Hudong Road, Fuzhou City, Fujian.

As used in this Contract, Pledgor A, Pledgor B, the Pledgee and Party C is “the Pledgor”, “Pledgee”,”the Party” respectively, and “Parties to the Agreement” in all. The Pledgor A and the Pledgor B are the “Pledgors” in all.

Whereas:

1.	Party C is a limited company legally registered and validly existing under the laws of People’s Republic of China (PRC) with registered capital RMB 6,000,000.00, to which the Pledgor A contributes RMB 5,460,000.00 and holds ninety-one percent (91%) of equity interest in Party C and the Pledgor B contributes RMB 540,000.00 and holds nine (9%) percent of equity interest in Party C.

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2.	“June 30, 2010, the Pledgee, Party C and Fujian Xing Gang Port Service Co., Ltd. (the “Fujian Xing Gang”) entered into the Contracted Management Agreement. (The “Management Agreement”) which stipulates that Fujian Xing Gang is contracted to the Pledgee for management and the Pledgee shall take full charge of their operation and management.

3.	June 30, 2010, the Pledgee and Party C entered into the Contract Relating to the Exclusive Purchase Right of Equity Interest (“Purchase Agreement ) which stipulates that according to the Purchase Agreement the Pledgee or one or more persons designated by the Pledgee (the “Designated Person”) have the exclusive right to purchase the equity interest in Fujian Xing Gang, provided that the transfer of the equity interest will not adversely affect Fujian Xing Gang’s business.

4.	In May 27, 2010, Fujian Xing Gang’s Board of Shareholders made the Resolution relating to the dividend distribution of RMB 350,803,477 (the “Amount”) and Party C issued an Guaranty (the “Guaranty”) confirming that Party C will not draw dividend from the Amount.

5.	In order to secure the performance of Party C and Fujian Xing Gang’s obligations in Management Agreement, Purchase Agreement (“Two Agreements”) and to secure the performance of Party C’s Guaranty, the Pledgors agree to pledge one hundred percent (100%) of their equity interest held in Party C (the “Pledged Equity Interest”) to the Pledgee .

NOW THEREFORE, the Parties to the Agreement hereby agree as follows:

1. The Pledgors

1.1 The Pledgors to this Agreement means Pledgor A and Pledgor B. The Pledgors take joint and several liability for the obligations under this Agreement and benefit jointly from the rights under this Agreement.

2. The Pledged Equity Interest

2.1 The Pledged Equity Interest is the rights of holders of equity interest in Party C, Pledgor A and Pledgor B, producing from the RMB 6,000,000.00 of capital contributions.

3. The Debts to be Secured

3.1 The debts under the Management Agreement which entered into by the Pledgee, Party C and Fujian Xing Gang on June 30, 2010, including the fees for contracted management which shall be paid by Fujian Xing Gang to the Pledgee (the “Fees”), the losses sustained by the Pledgee if the payment of the Fees is delayed and the expense of exercising the right of pledge by the Pledgee under this Agreement.

3.2 The debts under the Purchase Agreement entered into by the Pledgee and Party C on June 30, 2010, including the whole or part of equity interest in Fujian Xing Gang which the Pledgee has the right to purchase, the loss endured by the Pledgee for delayed performance by the other parties of Purchase Agreement and the expense of exercising the right of pledge by the Pledgee under this Agreement.

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3.3 The debts under the Guaranty, dated June 13, 2010, including the promise issued by Party C, the loss endured by the Pledgee if the promise is violated by Party C and the expense of exercising the right of pledge by the Pledgee under this Agreement.

4. Effective Date and the Term of Pledge

4.1 This Agreement comes into effect upon signing by the Parties and being lodged in Fuzhou Administration Department for Industries and Commerce and terminates upon the earlier of (i) the purchase of the entire equity interest by Pledgee pursuant to the terms of the Purchase Agreement or (ii) 20 years after the date hereof. . The 20 year initial term of this Agreement shall be continuously extended for consecutive additional 20 year periods in the event that the entire equity interest is not purchased by Pledgee or Designated Person pursuant to the Purchase Agreement prior to the expiration of the term.

4.2 In the event that it is failure to lodge the pledge of equity interest in Fuzhou Administrative Department of Industries and Commerce (the “Department”), the Pledgee shall still have the priority to receive the payment by the proceeds of disposal of pledged equity interest.

4.3 Within thirty working days upon the execution of this agreement, the Pledgors should complete the lodge, ie cause the pledge to be registered in the Department and the certificate of registration of the Pledged Equity Interest (the “Certificate”) to be issued. The Pledgor should deliver the Certificate to the Pledgee in three days after it has been issued.

5. Exercise the Right of Pledge

5.1 During the term of the pledge, in the event that Party C and Fujian Xing Gang have not fulfilled the obligations under the Two Agreements, according to the terms of this Agreement, the Pledgee has the right to dispose the Pledged Equity Interest; The Pledgee shall notify the Pledgors about their violation of the Agreement when exercising the right of pledge.

5.2 According to Clause 5.1 the Pledgee may exercise the right of the pledge in any time when or after the notice about the violation of the Agreement has been delivered.

5.3 The Pledgee is entitled to dispose the Pledged Equity Interest, pursuant to the legal procedure, by auction, sale, or evaluation in terms of money and have the priority in receiving the payment from the proceeds of auction and sale.

5.4 The Pledgors should provide necessary assistance to, and should not interfere with, the Pledgee in disposing the Pledged Equity Interest according to the Agreement and shall assist the Pledgee to realize the right of pledge.

6. The Promises From the Pledgors and the Party C

6.1 In order to secure the performance of the Agreement by Party C, the Pledgors, as the holders of equity interest in Party C, promise to the Pledgee:

6.1(1) Unless agreed by the Pledgors and the Pledgee, during the Term of Pledge, the Pledgors should not assign the whole or part of the equity interest held by him in Party C, nor shall they create pledge, security in any other methods or set any other real rights granted by security on the Pledged Equity Interest.

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6.1(2) Without prior written consent by the Pledgee, not to change the Constitution of Party C in any methods.

6.1(3) Without prior written consent by the Pledgee, the Pledgors guarantee that they shall not raise any litigations or arbitrations or agree to settle the disputes through negotiations in the litigations or arbitrations in which they are involved.

6.1(4) Without prior written consent by the Pledgee, the Pledgors should not increase or decrease the registered capital of the Party C, nor should they change the proportion of the equity interest or change the form of the capital contributions in Party C.

6.1(5) Following kind finance and business standard and tradition, to maintain the existence of the Party C, prudently and effectively operate business affairs;

6.1(6) Without prior written consent from the Pledgee, from the signing date of this Contract, the pleadgors shall not at any time lead the Board of Directors to approve to sale, transfer, mortgage or, in any other forms, dispose Party C’s assets, legal benefit from the business conduct and credit; or to approve to set any other security interest on it, with the exception of the normal business conduct;

6.1(7) Without prior written consent by the Pledgee, before all the equity interest held by Party C in Fujian Xing Gang ( “Party C’s Equity Interest” ) has been transferred to the Pledgee or the Designated Persons, the Pledgors should not dispose, in any forms, the equity interest held by the Pledgors in Party C ( “Pledgors’ Equity Interest”) and Party C’s equity interest, including without limitation, transfer, pledge the equity interest or set up any right of claim on them. The Pledgors guarantee that no Resolutions of Party’s Board of Shareholders or Board of Directors will be made if such Resolutions adversely affect the Pledgee to exercise the rights under Pledgors’ Equity Interest and Party C’s Equity Interest, including without limitation, transfer, pledge the equity interest or set up any right of claim on them.

6.1(8) Without prior written consent by the Pledgee, the representatives of Party C’s Board of Directors shall not make the resolution of dividend distribution.

6.1(9) Without prior written consent by the Pledgee, the Pledgors shall not conduct any actions to lead Party C to take part in the merger and acquisition with any enterprise, or lead Party C to be liquidated, terminated, or dissolved.

6.1(10) Without prior written consent by the Pledgee, the Pledgors shall not make Board of Shareholders’ Resolution to approve Party C to have any debt, or to create, success any debts or to secure any debt, except the debts in normal business conducts.

6.1(11) The Pledgors agree to appoint the persons nominated by the Pledgee to act as all the directors of Party C and urge the Board of Directors of Party C to appoint the persons nominated by the Pledgee to act as the General Manager, Chief Finance Officer and other supervisors of Party C, who will perform their responsibilities pursuant to the Companies Law of PRC and the Constitution of Party C. But the nominees should be qualified persons under the stipulations about Directors, Generals Managers, Chief Financial Officer and other senior officers to the laws of PRC.

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6.1(12) The Pledgors agree to irrevocably bestow voting right and other rights of holders of equity interest to the Pledgee or the Designated Person.

6.1(13) The Pledgors agree that all the funds transferred by Fujian Xing Gang or Party C to the account of the Pledgors shall be returned to the Pledgee. All the profit of Fujian Xinggang Party C belongs to the Pledgee.

6.1(14) When the Pledgee exercise the Right of Pledge to this Agreement, the Pledgors shall waive the preemptive right of the Pledged Equity Interest.

6.2 Party C Promise

6.2(1) Without prior written consent from the Pledgee, Party C shall not distribute dividend to the equity interest holders, or sell, transfer, gift, mortgage or dispose of its assets in any other ways.

6.2(2) Without prior written consent from the Pledgee, Party C should not terminate the Two Agreements, not should he enter into any contract which will adversely affect the performance of Two Agreements by it with any person.

6.2(3) Without prior written consent from the Pledgee, Party C should not borrow from the other person or take secure for the debts of the other person, nor should it take any security liability for the event outside the normal business conduct of Party C.

6.2(4) Without prior written consent from the Pledgee, Party C shall not take part in the merger and acquisition with other enterprises.

6.2(5) Without prior written consent from the Pledgees, Party C shall not transfer its assets to the account of any other enterprises or person.

6.2(6) Without prior written consent from the Pledgee, Party C shall not assist the holders of equity interest to assign the equity interest held by them.

6.2(7) Without prior written consent from the Pledgee, Party C shall not waive any credit or any benefit.

6.2(8) Party C should execute any decision made by the Pledgee, the holder of equity interest in Party C, when the Pledgee exercise the right of pledge.

7. Breach of Contract

7.1 Any loss sustained by one Party due to any misleading or false representation, (whatever fraudulent or not), which leads to non-performance or partial non-performance, such breaching Party shall bear legal liabilities according to the laws and be liable for all losses sustained by the non-defaulting party(s) due to such breach.

8. Particular Stipulations

8.3 This Agreement shall be binding on the successors of Pledgors.

9. Governing laws and settlement of the disputes

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9.1 The execution, validity, performance, interpretation and settlement of disputes shall be governed by PRC laws.

9.2 If any disputes arise out of performance of this Agreement, the Parties shall firstly settle such disputes through friendly negotiations. Should such disputes fail to be settled through negotiation within 20 days after the disputes arise, each party may submit such disputes to the court with jurisdiction.

10. Miscellaneous Provisions

10.1 The parties to this Agreement agree that all the business materials relating to the performance of the Two Agreements are confidential and should not be disclosed to the third party unless the disclosure of materials is required by the PRC laws or administration rules and regulations or by supervising authority.

10.2 Notices or other communications required to be delivered by any party pursuant to this Agreement shall be written. Any party should inform the other parties if its address, contact number or fax number has been changed. If such obligation is failure to be performed, the notice shall deemed to be duly served when it is delivered to the new physical address or sent to the new fax number known by other parties.

10.3 The amendments (if any) duly executed by the Parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

10.4 This Agreement is made in eight (8) originals in Chinese, of which each Party shall hold two. Each original has the same validity.

Pledgors
Qing Lin

By	/s/Qing Lin

Panxing Zhuo

By	/s/ Panxing Zhuo

Fujian WangGang Dredging
Construction Co., Ltd. /seal/

By	/s/ Lin Bin
Name:
Title:

Fuzhou Wonder Dredging
Co., Ltd. /seal/

By	/s/Qing Lin
Name:
Title:

23

EXHIBIT E

POWER OF ATTORNEY

This document has been translated for information purposes only; the Chinese text is the only valid document.

Only Chinese proxies will be accepted.

Power of Attorney

QING LIN, with IDENTITY CARD NUMBER of 3501281196810101911,

Holder of ninety-one percent (91%) equity interest in Fuzhou Wonder Dredging Engineering Limited (Fuzhou Wonder),

PANXING ZHUO, with IDENTITY CARD NUMBER of 3501281194202211915,

Holder of nine (9%) percent equity interest in Fuzhou Wonder,

irrevocably grants full powers of attorney to FUJIAN WONDER DREDGING ENGINEERING CONSTRUCTION LIMITED (“Fujian Wonder”), and the persons designated by Fujian Wonder (the “Designated Persons”), with the sole and exclusive power of attorney, to exercise the power as follows, including without limitation:

1. Qing Lin and Panxing Zhuo’s full voting power and other power as the holder of equity interest in Fuzhou Wonder, pursuant to the bylaws of Fuzhou Wonder and the laws of People’s Republic of China, including without limitation the rights of selling, transferring, pledging or disposing all or part of the equity interest held by them;

2. Rights of designating, appointing and nominating the legal representative (the Chairman of the Board of Directors), directors, supervisors, general manager and other senior officers of Fuzhou Wonder;

3. All the actions taken by the Designated Persons under this Power of Attorney are deemed to have been taken by Qing Lin and Panxing Zhuo and will be confirmed by them; All the documents signed by the Designated Persons under this Power of Attorney are deemed to be the documents signed by Qing Lin and Panxing Zhuo and will be confirmed by them;

4. The Designated Persons have the power of assignment. They have the power to assign the commitment in above three paragraphs to other person or enterprise, at their sole discretion, without consent from Qing Lin and Panxing Zhuo and without notification to them;

5. The term of this Power of Attorney commences on the date of signing. During the period in which Qing Lin and Panxing Zhuo are the holders of equity interest in Fuzhou Wonder this Power of Attorney is irrevocable and will validly exist.

6. During the term of this Power of Attorney Qing Lin and Panxing Zhuo waives the power delegated to the Fujian Wangang and the Designated Persons and will not exercise them.

Signed at June 30, 2010 on __________________

(Signature of Qing Lin) /s/ Qing Lin

(Signature of Panxing Zhuo) /s/ Panxing Zhuo

With the witness:

(signature )

(Print)

Date

24

Power of Attorney

FUZHOU WONDER DREDGING ENGINEERING LIMITED (“Fuzhou Wonder”), with its address at Suite 1705 of 17th Floor, Zhongshan Plaza A, 154 Hudong Road, Fuzhou City, Fujian and its Lin Qing as its legal representative,

Holder of fifty percent (50%) equity interest in Fujian Xing Gang Port Service Limited( “Fujian Xing Gang”),

irrevocably grants full powers of attorney to FUJIAN WANGANG DREDGING ENGINEERING LIMTED (“Fujian Wangang”), with its address at 16th Floor, Zhongshan Plaza, 154 Hudong Road, Fuzhou City, Fujian and the persons designated by Fujian Wangang (the “Designated Persons”), with the sole and exclusive power of attorney, to exercise the power as follows, including without limitation:

1. Fuzhou Wonder’s full voting power and other power as the holder of equity interest in Fujian Xing Gang, pursuant to the bylaws of Fujian Xing Gang and the laws of People of Republic of China, including without limitation the rights of selling, transferring, pledging or disposing all or part of the equity interest held by Fuzhou Wonder;

2. Rights of designating, appointing and nominating the legal representative (the “Chairman of the Board of Directors”), directors, supervisors, general manager and other senior officers of Fujian Xing Gang;

3. The Designated Persons have the power to sign the Contracted Management Agreement, the Contract Relating to the Exclusive Purchase Right of the Equity Interest and the Equity Interest Pledge Agreement and perform their obligations in these agreements. Exercising the power in this paragraph will not impose restriction to this Power of Attorney;

4. All the actions taken by the Designated Persons under this Power of Attorney are deemed to be have been taken by Fuzhou Wonder’s and will be confirmed by it; All the documents signed by the Designated Persons under this Power of Attorney are deemed to be the documents signed by Fuzhou Wonder and will be confirmed by it;

5. The Designated Persons have the power of assignment. They have the power to assign the commitment in above four paragraphs to other persons or enterprises, at their sole discretion, without consent from Fuzhou Wonder and without delivering notification to Fuzhou Wonder;

6. The term of this Power of Attorney commences on the date of signing. During the period in which Fuzhou Wonder is the holder of equity interest in Fujian Xing Gang this Power of Attorney is irrevocable and will validly exist.

7. During the term of this Power of Attorney Fuzhou Wonder waives the power delegated to the Fujian Wangang and the Designated Persons and will not exercise it.

Signed on June 30, 2010

(Seal of Fuzhou Wonder ) /seal/ Fuzhou Wonder Dredging Engineering Limited

(Signature of Fuzhou Wonder’s legal representative): /s/ Lin Qing

With the witness:

(signature )

(Print)

Date

25

EXHIBIT F

EXCLUSIVE CALL OPTION AGREEMENT

This document has been translated for information purposes only; the Chinese text is the only valid document.

Fujian WangGang Dredging Construction Co., Ltd.

Wonder Dredging LLC.

Fujian Xing Gang Port Service Limited

CONTRACT RELATING

TO THE EXCLUSIVE PURCHASE RIGHT OF THE

EQUITY INTEREST

(Unofficial Translation)

Contract Relating to the Exclusive Purchase Right of the Equity Interest ( the “Agreement”), made the 30th day of June, 2010, in Fuzhou City, Fujian Province, among:

Wonder Dredging LLC. (“Wonder Dredging”), the transferor, whose legal representative is LIN Qing at Suite 1705 of 17th floor, Zhongshan Plaza A, 154 Hudong Road, Fuzhou City, Fujian.

Fujian WangGang Dredging Construction Co., Ltd. (the “WOFE”), the transferee, whose legal representative is LIN Qing at 16th floor, Zhongshan Plaza, 154 Hudong Road, Fuzhou City, Fujian, and

Fujian Xing Gang Port Service Limited (the “Fujian Xing Gang”), who confirms the transfer, whose legal representative is LIN Qing at 17th floor, Zhongshan Plaza A, 154 Hudong Road, Fuzhou City, Fujian.

As used in this Agreement, the WOFE, Wonder Dredging, and Fujian Xing Gang are collectively referred to herein as the “Parties to the Contract”.

WHEREAS,

1.	Fujian Xing Gang is a limited liability company that is invested by a foreign-owned enterprise, duly registered and is validly existing under the laws of the People’s Republic of China (the “PRC”), specializing in dredging port and waterways. Its registered capital is RMB 200,000,000. On June 20, 2010, based on Fujian Xing Gang’s audited net asset value (“NAV”) as of March 31, 2010, as adjusted for the dividend payment distributed to Wonder Dredging on May 27, 2010, Fujian Xing Gang has a pricing basis of RMB158,597,183, the WOFE invested the equivalent amount RMB158,587,183 in Fujian Xing Gang for its equity interest in Fujian Xing Gang. After the investment by the WOFE, each of Wonder Dredging and WOFE holds a fifty percent (50%) equity interest in Fujian Xing Gang.

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2.	In June 30, 2010 the Parties to this Agreement entered into the Contracted Management Agreement (“Management Agreement”) which stipulates that Fujian Xing Gang is contracted to the WOFE for management and the WOFE and/or the seniors officers employed by the WOFE have agreed to take full charge of the Fujian Xing Gang’s business operations and management during the period of the contracted management.

NOW THEREFORE, the Parties to the Contract hereby agree as follows:

1. Authorization

1.1	Wonder Dredging hereby irrevocably grants to the WOFE an exclusive right (“Purchase Right”) to purchase part or all of the equity interest held by Wonder Dredging in Fujian Xing Gang (“Equity Interest”). Accordingly, the WOFE or one or more persons designated by WOFE (the “Designated Person”) are entitled to purchase all or any part of the Equity Interest from Wonder Dredging at any time, provided that the business and operations of Fujian Xing Gang will not be adversely affected by PRC law if the WOFE holds more than a 50% equity interest in Fujian Xing Gang.

1.2	Wonder Dredging promises that other than the WOFE and the Designated Persons, no other party has a right to purchase an equity interest in Fujian Xing Gang.

2. Transfer of Purchased Equity Interest

2.1	The Parties to this Agreement agree that the WOFE shall deliver a written notice to purchase the Equity Interest (the “Notice of Purchase Equity Interest”) at any time to Wonder Dredging, provided that the transfer of the Equity Interest will not materially and adversely affect Fujian Xing Gang’s normal business operations. Once the Notice of Purchase Equity Interest has been delivered, Wonder Dredging agrees to take all requisite action to transfer the valid ownership (the “Transfer Performance”) of the Equity Interest in Fujian Xing Gang to the WOFE and/or the Designated Person in any applicable PRC administration of industry and commerce. Subject to the laws of PRC, Wonder Dredging promises to complete Transfer Performance within ninety (90) days from the date of receiving the Notice of Purchase of Equity Interest. During the Transfer Performance period, the Parties hereto and the Designated Person shall execute all other requisite documents and actions under the laws of PRC, including without limitation, entering into the contracts relating to the transfer of Equity Interest (“Equity Interest Transfer Contract”), holding a shareholders’ meeting and adopting shareholders’ resolutions, amending Fujian Xing Gang’s Constitution, and providing all necessary materials and information, to cause the WOFE and/or the Designated Person to be the registered owner of the Equity Interest being transferred.

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2.2	Every time upon the WOFE’s execution of the Purchase Right, Wonder Dredging shall:

2.2(1) urge Fujian Xing Gang to convene the shareholders’ meeting, and during the meeting, adopt the resolution to transfer the Equity Interest from Wonder Dredging to the WOFE and/or the Designated Person;

2.2(2) upon the stipulations of the Contract and the Notice of Purchase of Equity Interest from the WOFE, enter into Equity Interest Transfer Contract with the WOFE and/or the Designated Person;

2.2(3) with the WOFE and/or the Designated Person and Fujian Xing Gang, sign or enter into all other requisite contracts or documents, acquire all requisite approvals and consents of the government, unconditionally perform all requisite action to transfer the valid ownership of the Equity Interest to the the WOFE and/or the Designated Person and to cause the WOFE and/or the Designated Person to be the registered owner of the Equity Interest being transferred;

2.2(4) take such action as required herein in a timely fashion and if an extension of the scheduled time is needed, Wonder Dredging agrees to notify the WOFE without delay.

2.3	When the Equity Interest has been transferred, all the rights and obligations thereunder shall be transferred.

2.4	Wonder Dredging shall take such action as may be necessary to cause Fujian Xing Gang to issue the certificate evidencing the capital contribution within thirty (30) days to the WOFE and/or the Designated Person after the Transfer Performance is completed.

2.5	The WOFE has the right to have Fujian Xing Gang’s accounts and records audited by the auditor.

3. The Price of Purchase and the Payment

3.1	Except as may be provided by the laws at that time, the price of the purchased Equity Interest (“Price of Payment”) shall be equivalent to the NAV reflected in the latest quarterly report under US GAAP prior to the purchase.

3.2	The WOFE and/or the Designated Person shall pay the full Price of Payment by cash or by any other form of payment in accordance with PRC laws to Wonder Dredging pursuant to the Equity Interest Transfer Contract.

4 . Representations and Warranties

4.1	Representations and Warranties from Wonder Dredging to the WOFE:

4.1(1) Wonder Dredging is a limited company duly registered and validly existing under the laws of PRC. It has the right and ability to sign and execute and perform this Agreement and any instruments relating to this Agreement. This Agreement and the related instruments are binding upon Wonder Dredging in accordance with their terms;

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4.1 (2) Wonder Dredging has taken such appropriate and necessary action to authorize the appropriate persons to sign and execute and perform the obligations under this Agreement and has obtained any necessary approvals and authorizations;

4.1(3) Wonder Dredging has obtained all required consents relating to the execution of this Agreement and the Transfer Performance from such parties as may be necessary, including but not limited to, the creditors of Wonder Dredging and Fujian Xing Gang and any required banks. The execution and performance of the obligations of Wonder Dredging hereunder do not (i) violate any relevant laws or administrative rules and regulations of PRC; or (ii) breach any contracts entered into by Wonder Dredging with any third party.

4.1(4) The Equity Interest has been legally obtained and is beneficially owned by Wonder Dredging without any security interest at the present time or in the future. For this Section to this Agreement, “Security Interest” shall mean any mortgage, pledge or any other lien on the Equity Interest for the benefit of a third party.

4.2	The WOFE hereby makes the following representations and warrants to Wonder Dredging:

4.2(1) The WOFE is a limited company duly registered and validly existing under the laws of PRC. It has the right and ability to sign and execute and perform this Agreement and any instruments relating to this Agreement. This Agreement and related instruments are binding on the WOFE in accordance with their terms.

4.2(2) The WOFE has taken such appropriate and necessary action to authorize the appropriate persons to sign and execute and perform the obligations under this Agreement and has obtained any necessary approvals and authorizations.

4.3	Wonder Dredging and the WOFE make mutual representations and warranties that all the representations and warranties between them are authentic and accurate.

5. Wonder Dredging and Fujian Xing Gang make the following representations and warrants to the WOFE:

5.1	Without prior consent by the WOFE, Wonder Dredging shall not, before the Equity Interest has been transferred to the WOFE and/or the Designated Person, transfer, mortgage, or dispose of the Equity Interest or any interest therein, under any circumstance or take any action which would create any type of lien on it. Wonder Dredging promises not to permit the board of shareholders or the board of directors of Fujian Xing Gang to adopt any resolutions to transfer, mortgage, pledge the Equity Interest or create a lien on the Equity Interest.

29

5.2	Without prior written consent of the WOFE, Wonder Dredging and Fujian Xing Gang promise not to cause Fujian Xing Gang’s business scope to be changed or cause Fujian Xing Gang to be liquidated, terminated or dissolved.

5.3	Without the prior written consent of the WOFE, Wonder Dredging and Fujian Xing Gang promise not to change the Constitution of Fujian Xing Gang in any manner whatsoever.

5.4	Without the prior written consent of the WOFE, Wonder Dredging and Fujian Xing Gang promise not to increase or decrease Fujian Xing Gang’s registered capital or change the proportion of equity interest in Fujian Xing Gang or change the form of capital contributions.

5.5	Following proper finance and business standards and traditions, Wonder Dredging and Fujian Xing Gang promise to maintain the existence of the Fujian Xing Gang, prudently and effectively operate the business of Fujian Xing Gang under the management of the WOFE in accordance with the terms of the Management Agreement;

5.6	Without prior written consent of the WOFE, from the signing date of this Contract, Wonder Dredging and Fujian Xing Gang promise not, at any time, to adopt any resolutions in shareholders’ meeting to approve to sell, transfer, mortgage or dispose the Equity Interest in any manner whatsoever, or approve the grant of any other lien on it, unless otherwise directed or authorized by the WOFE in accordance with the terms of the Management Agreement;

5.7	In addition to the rights granted to the WOFE under the Power of Attorney, if requested by WOFE, Wonder Dredging agrees to appoint the persons nominated by the WOFE to act as all the directors of Fujian Xing Gang and cause the board of directors of Fujian Xing Gang to appoint the persons nominated by the WOFE to act as the general manager, chief finance controller and other supervisors of Fujian Xing Gang, who will perform all their responsibilities pursuant to Companies Law of PRC and the Constitution of Fujian Xing Gang.

5.8	Fujian Xing Gang agrees that Wonder Dredging, upon the stipulations in this Contract, shall transfer the Equity Interest to the WOFE or the Designated Person.

5.9	Wonder Dredging irrevocably agrees to delegate the voting and any other power as the holder of Equity Interest in Fujian Xing Gang to the WOFE or the Designated Person, and in furtherance thereof will execute such documents as may be necessary to effectuate the foregoing including but not limited to the execution of a power of attorney.

5.10	Wonder Dredging agrees not to allow Fujian Xing Gang to commence any litigation or arbitration without the WOFE’s prior written consent and not to settle any disputes through negotiations in any litigation or arbitration without the WOFE’s prior written consent.

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5.11	Wonder Dredging agrees to contribute to Fujian Xing Gang the full amount of the Price of Payment received by it pursuant to the terms of this Agreement. Wonder Dredging agrees that it will pay all taxes, costs and expenses related to the thereto.

5.12	Wonder Dredging agrees that, as of the date of entering into this Agreement, all funds received by Wonder Dredging from Fujian Xing Gang shall be distributed to the WOFE. Any and all the dividends declared by Fujian Xing Gang belong to the WOFE.

5.13	Without prior written consent by the WOFE, Fujian Xing Gang shall not sell, assign, gift, mortgage or dispose of its assets in any manner whatsoever to Wonder Dredging.

5.14	Without prior written consent by WOFE, Fujian Xing Gang shall not (i) terminate the Management Agreement, or this Agreement (“Two Agreements”), or (ii) enter into any other agreement which will adversely affect the performance of the Two Agreements.

5.15	Without prior written consent from the WOFE, Fujian Xing Gang shall not borrow from any other party or secure the debt for the benefit of a third party.

5.16	Without prior written consent from the WOFE, Fujian Xing Gang shall not take part in a merger or acquisition transaction with any enterprise or person.

5.17	Without prior written consent from the WOFE, Fujian Xing Gang shall not transfer its assets to the account of any other enterprise or person.

5.18	Without prior written consent from the WOFE, Fujian Xing Gang shall not take any actions to assist in the transfer of the equity interest held by Wonder Dredging.

5.19	Without prior written consent from the WOFE, Fujian Xing Gang shall not waive the rights to any credit or any profit.

6. Force Majeure

6.1	No party shall be liable if it is delayed or prevented from performing its obligation under this Agreement by Force Majeure. Force Majeure means acts of nature, fire, earthquake, war and political turmoil, and any other event that is beyond the party’s reasonable control and cannot be prevented with reasonable care.

6.2	When an event of Force Majeure arises, the affected party shall inform the other parties within 15 business days. The affected party who does not perform the obligations under this Agreement shall be responsible for any damage caused by failure of informing other parties. After an event of Force Majeure is removed, the affected party shall resume performance of this Agreement with its best efforts.

7. Term

7.1	This Agreement shall be effective when it is entered into, with an initial term of 20 years unless it is terminated earlier pursuant to the terms herein. During the term of this Agreement the WOFE can, at any time, purchase from Wonder Dredging the Equity Interest, and this Agreement shall terminate when the Transfer Performance of all the Equity Interest is completed. The initial term of this Agreement shall be continuously extended for consecutive additional 20 year periods in the event that the entire Equity Interest is not purchased by the WOFE or the Designated Person prior to the expiration of the term.

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8. Particular Stipulations

8.1	Without the prior written consent of WOFE, Wonder Dredging shall not assign its rights and obligations hereunder to any person.

8.2	The WOFE has the right to assign its rights and obligations to this Agreement.

8.3	This Agreement shall bind and benefit the successors of Wonder Dredging

9. Governing laws and settlement of the disputes

9.1	The execution, validity, performance, interpretation and settlement of disputes shall be governed by PRC laws.

9.2	If any disputes arise out of performance of this Agreement, the Parties shall first settle such disputes through friendly negotiations. Should such dispute fail to be settled through negotiation within 20 days after the disputes arises, each Party may submit such dispute to the court with jurisdiction.

10. Miscellaneous Provisions

10.1	The Parties to this Agreement agree that all the business materials related to this Agreement and the Management Agreement are confidential and should not be disclosed to a third party unless the disclosure of materials is required by the PRC laws or administration rules and regulations or by supervising authority. Notwithstanding the foregoing, the Parties acknowledge that this Agreement can be filed with the Securities and Exchange Commission in the United States.

10.2	Notices or other communications required to be delivered by any party pursuant to this Agreement shall be written. Any party should inform the other parties if its address, contact number or fax number has been changed. If a Party fails to inform the other Parties of its contact information, the notice shall deemed to be duly served when it is delivered to the prior address or fax number known by other Parties.

10.3	Should all or any part of any provision hereof be held void by the court with jurisdiction or the relevant authority, then such part of the provision shall be deemed to have been deleted; provided that, such deletion shall in no way affect the legal force of any other part of the provision or any other provision hereof.

10.4	The amendments (if any) duly executed by the Parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

32

10.5	This Agreement is made in six (6) originals, in Chinese, of which each Party shall hold two. Each original has the same validity.

[Blank below]

33

[Page for signatures]

Wonder Dredging Engineering LLC. /seal/
By	/s/ Qing Lin
Name: Qing Lin
Title:

Fujian Wangang Dredging Construction Co., Ltd. /seal/
By	/s/ Bing Lin
Name: Bing Lin
Title:

Fujian Xing Gang Port Service Limited /seal/
By	/s/ Qing Lin
Name: Qing Lin
Title:

34

EXHIBIT G

FORM OF ASSUMPTION AGREEMENT

This Assumption Agreement (this “Agreement”) is made and entered into as of October 24, 2012, by and between China Growth Equity Investment Group Ltd., an exempted company incorporated under the laws of the Cayman Islands (“China Growth”), China Dredging Group Co., Ltd., an exempted company incorporated under the laws of the British Virgin Islands (“China Dredging”), Zhuo Xinrong, a resident of the Hong Kong Special Administrative Region with Identity Certificate No. R401640(7) (the “Founder”), and the undersigned, a director, officer, or both, of China Growth and/or one or more of its subsidiaries (the “Assuming Party”). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, China Growth, China Dredging and the Founder have entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated October 24, 2012 (the “Merger Agreement”), pursuant to which China Dredging has agreed to merge with and into China Growth Merger Sub Ltd., an exempted company incorporated under the laws of the British Virgin Islands and wholly owned subsidiary of China Growth, with China Dredging as the surviving corporation (the “Merger”); and

WHEREAS, to induce the Parties (as defined in the Merger Agreement) to enter into the Merger Agreement, the Assuming Party desires to assume, observe and perform all of China Growth’s obligations under Section 9.8 of the Merger Agreement, in accordance with the terms, covenants, and conditions described below; and

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assumption of Obligations. The Assuming Party hereby assumes, and agrees to be bound by and discharge, all payment obligations required of China Growth under Section 9.8 of the Merger Agreement as and to the same extent as if the Assuming Party had been an original party thereto.

2. Effective Time. This Agreement shall be effective immediately upon the Closing of the Merger.

3. Further Assurances. Each party hereto shall execute such additional documents and instruments and take such further action as reasonably may be required or desirable to carry out the provisions hereof.

4. Waiver of Compliance. Any failure of China Growth or the Assuming Party to comply with any obligation, covenant, agreement or condition herein may be waived by China Dredging or the Founder only by a written instrument signed by an officer of China Dredging or by the Founder, as applicable, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

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5. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or by an internationally recognized courier or transmitted electronic correspondence (in .PDF) or by telecopy, as set forth in Section 12.2 of the Merger Agreement if given or made to China Growth, China Dredging, or the Founder, or if given or made to the Assuming Party at the following address (or at such other address as the Assuming Party may specify by like notice, except that notices of changes of address shall be effective upon receipt):

[_______________]

[_______________]

[_______________]

Attention: [_______________]

Telephone: [_______________]

Facsimile: [_______________]

Email: [_______________]

6. Assignment. No Party to this Agreement may assign this Agreement, or its rights or obligations hereunder, by operation of law or otherwise, without obtaining the prior written consent of the other Party(s).

7. Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Except as otherwise provided herein, all actions and proceedings arising out of or relating to the interpretation and enforcement of the provisions of this Agreement and in respect of the Transactions shall be heard and determined in the United States District Court for the Southern District of New York and any federal appellate court therefrom (or, if United States federal jurisdiction is unavailable over a particular matter, the Supreme Court of the State of New York, New York County) and the parties hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such action or proceeding.

8. Construction. The captions and titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been jointly prepared by China Growth, China Dredging, the Founder and the Assuming Party and shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.

9. Miscellaneous. This Agreement may be executed in two or more counterparts, and each of which when executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Execution or delivery by electronic transmission (in PDF) shall constitute due execution or delivery for all purposes. Except as otherwise provided herein, this Agreement may not be amended except by an instrument in writing signed by each party hereto. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement (together with the Merger Agreement) constitutes the entire agreement supersedes all prior agreements and the undertakings, both written and oral, among the parties with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, and the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that each party’s anticipated benefits under this Agreement are fulfilled to the extent possible.

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IN WITNESS WHEREOF, the parties hereto have executed this Assumption Agreement as of the date first above written.

CHINA GROWTH EQUITY INVESTMENT LTD.

By:________________________________

Name:______________________________

Title:_______________________________

CHINA DREDGING GROUP CO., LTD.

By:________________________________

Name:______________________________

Title:_______________________________

Zhuo Xinrong

By:________________________________

Name:______________________________

Title:_______________________________

[___________]

By:________________________________

Name:______________________________

Title:_______________________________

SHARE PURCHASE AGREEMENT

BY AND AMONG

CHINA GROWTH EQUITY INVESTMENT LTD.

(as “China Growth”)

HEROIC TREASURE LIMITED

(as the “Seller”)

ZHUO XINRONG

(as the “Founder”)

MERCHANT SUPREME CO., LTD

(as the “Company”)

PRIME CHEER CORPORATION LIMITED

(as “Prime Cheer”)

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD

(as “Pingtan Fishing”)

AND

FUZHOU HONGLONG OCEAN FISHERY CO., LTD

(as “Fuzhou Honglong”)

October 24, 2012

- xxxvii -

4.5	Valid Issuance of China Growth Shares	14
4.6	Financial Statements	14
4.7	The Commission Reports	14
4.8	No Undisclosed Liabilities	15
4.9	Absence of Certain Changes	15
4.10	Compliance with Laws	16
4.11	Litigation	16
4.12	Records	16
4.13	Disclosure	16

Article V COVENANTS OF THE FOUNDER AND THE COMPANY		17

5.1	Conduct of the Business	17
5.2	Shareholder Meeting	18
5.3	Access to Information	18
5.4	Insurance	18
5.5	Protection of Confidential Information; Non-Competition	19
5.6	Post-Closing Assurances	21
5.7	No Other Negotiations	21
5.8	No Securities Transactions	21
5.9	Fulfillment of Conditions	21
5.10	Disclosure of Certain Matters	22
5.11	Regulatory and Other Authorizations; Notices and Consents	22
5.12	Related Tax	22
5.13	The Company Proxy Statement Information	22
5.14	Interim Financial Information	23
5.15	Company Reorganization	23

Article VI COVENANTS OF CHINA GROWTH		23

6.1	Conduct of the Business	23
6.2	Shareholder Meeting	24
6.3	No Other Negotiations	24
6.4	Fulfillment of Conditions	25
6.5	Disclosure of Certain Matters	25
6.6	Post-Closing Assurances	25
6.7	Regulatory and Other Authorizations; Notices and Consents	25
6.8	Books and Records	25

Article VII ADDITIONAL COVENANTS OF THE PARTIES		26

7.1	Other Information	26
7.2	Mail Received After Closing	26
7.3	Further Action	26
7.4	Schedules	27
7.5	Execution of Agreements	27
7.6	Confidentiality	27

- xxxviii -

7.7	Public Announcements	27
7.8	Board of China Growth	28
7.9	Registration Statement	28

Article VIII CONDITIONS TO CLOSING		28

8.1	Conditions to Each Party’s Obligations	28
8.2	Conditions to Obligations of Company	29
8.3	Conditions to Obligations of China Growth	30

Article IX INDEMNIFICATION		32

9.1	Survival	32
9.2	Indemnification by the Company	32
9.3	Indemnification by China Growth	33
9.4	Notice, Etc.	33
9.5	Limitations	34
9.6	Claims On Behalf or In Right of China Growth	34
9.7	No Claim Against Trust Fund	34
9.8	Penalty Payments	35

Article X TERMINATION AND ABANDONMENT		35

10.1	Methods of Termination	35
10.2	Effect of Termination	36

Article XI DEFINITIONS		36

Article XII GENERAL PROVISIONS		42

12.1	Expenses	42
12.2	Notices	42
12.3	Amendment	43
12.4	Waiver	43
12.5	Headings	43
12.6	Severability	44
12.7	Entire Agreement	44
12.8	Benefit	44
12.9	Governing Law	44
12.10	NO JURY TRIAL	44
12.11	Counterparts	44
12.12	Regulatory Requirements	44

- xxxix -

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) is entered into as of October 24, 2012 by and among the following parties:

(i)          China Growth Equity Investment Ltd., an exempted company incorporated under the laws of the Cayman Islands (“China Growth”);

(ii)         Heroic Treasure Limited, an exempted company incorporated under the laws of British Virgin Islands (the “Seller”);

(iii)        Zhuo Xinrong, a resident of the Hong Kong Special Administrative Region with Identity Certificate No. R401640(7) (the “Founder”);

(iv)        Merchant Supreme Co., Ltd, an exempted company incorporated under the laws of British Virgin Islands (the “Company”);

(v)         Prime Cheer Corporation Limited, a company incorporated under the laws of the Hong Kong Special Administrative Region (“Prime Cheer”);

(vi)        Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd, a company incorporated under the laws of PRC(“Pingtan Fishing”), which is an Affiliate of the Company by way of, among other things, certain contractual arrangements contemplated by this Agreement; and

(vii)       Fuzhou Honglong Ocean Fishery Co., Ltd., a company incorporated under the laws of the Hong Kong Special Administrative Region (“Fuzhou Honglong”).

All of the parties listed above are referred to hereinafter collectively as the “Parties” and individually as a “Party”.

RECITALS

WHEREAS, Seller owns all of the outstanding capital shares and other equity interests of the Company;

WHEREAS, Seller desires to sell, and China Growth desires to buy, all of the outstanding capital shares and other equity interests of the Company on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, immediately prior to the transaction contemplated by this Agreement, China Growth shall consummated a merger with China Growth Dredging Group Ltd. on the terms and subject to the conditions set forth in that certain Merger Agreement, dated as of October 24, 2012, entered into by and among China Growth, Founder and China Dredging Group Co., Ltd.

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NOW THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I
PURCHASE AND SALE

1.1          Purchase and Sale. At the Closing and on the terms and subject to the conditions set forth in this Agreement, Seller shall sell, transfer, assign and convey to China Growth, and China Growth shall purchase from Seller, for the Purchase Price (as defined below) all of the right, title and interest in and to the issued and outstanding ordinary shares of the Company (“Company Ordinary Shares”) and, if any, the issued and outstanding options, warrants or any other equity interests in or rights to acquire Company Ordinary Shares (“Company Equity Rights”; collectively with Company Ordinary Shares, the “Company Shares”).

1.2          Purchase Price. China Growth shall pay Seller the aggregate purchase price of 25,000,000 ordinary shares of China Growth, par value $0.001 per share (“China Growth Shares”) which shall be paid or issued and delivered by China Growth to Seller (the “Purchase Price”).

Article II
THE CLOSING

2.1          The Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement and pursuant to other Transaction Documents (the “Transactions”) shall take place at a closing (the “Closing”) to be held immediately after the closing of the merger contemplated by that certain Merger Agreement entered into by and between China Growth, Founder, China Growth Dredging Sub Ltd , and China Dredging Group Co., Ltd., dated October 24, 2012, subject to prior fulfillment of the conditions to the Closing set forth in Article VIII, at the offices of DLA Piper LLP (US), 701 Fifth Avenue, Suite 7000, Seattle, Washington, 98104, or at such other time, date or place as the Parties may agree upon orally or in writing. The date on which the Closing occurs is referred to herein as the “Closing Date”. The Closing may be conducted by mail, courier or electronic means.

2.2          Deliveries.

(a)          Seller. At the Closing, Seller shall (i) assign and transfer to China Growth all of its right, title and interest in and to Company Shares by delivering to China Growth the certificates representing or documents evidencing such Company Shares (the “Certificates”), duly endorsed for transfer and free and clear of any Liens, and (ii) deliver to China Growth the certificates, opinions and other agreements and instruments contemplated by this Agreement and the other Transaction Documents.

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(b)          China Growth. At the Closing, China Growth shall (i) deliver to Seller the certificates representing or documents evidencing China Growth Shares to which Seller is entitled pursuant to Section 1.2, and (ii) the certificates, opinions and other agreements and instruments contemplated by this Agreement and the other Transaction Documents.

2.3          Further Assurances. Subject to the terms and conditions of this Agreement, at any time or from time to time after the Closing, each of the Parties shall execute and deliver such other documents and instruments, provide such other materials and information and take such other actions as may reasonably be necessary, proper or advisable, to the extent permitted by Law, to fulfill its obligations under this Agreement and the other Transaction Documents to which it is a party.

Article III
REPRESENTATIONS AND WARRANTIES OF THE FOUNDER AND THE COMPANY

Subject to such exceptions as may be specifically set forth in the disclosure letter of even date herewith separately delivered to China Growth (the “Disclosure Letter”) the Seller, the Founder and the Company, respectively, represent and warrant to China Growth as of the date of this Agreement and as of the Closing Date, as follows.

3.1          Share Ownership; Subsidiaries.

(a)          Share Ownership. Seller is the sole registered owner of the Company Shares. Seller owns the Company Shares free and clear of any Liens. To the Knowledge of Seller, the Founder and the Company has not granted any options, warrants or other contractual rights outstanding which give any Person the right to acquire any Company Shares, whether or not such right is presently exercisable. There are no disputes, arbitrations or litigation proceedings pending or to the Knowledge of the Company or the Founder, threatened with respect to Company Shares.

(b)          Subsidiaries and Affiliates. Section 3.1(b) of the Disclosure Letter contains a list of all of the Subsidiaries and Affiliates of the Company, indicating the jurisdiction, form of entity, authorized and registered capital, outstanding and contributed capital, shareholders and Control relationships of each of such Subsidiaries and Affiliates. Except as may be otherwise indicated in Section 3.1(b) of the Disclosure Letter, (i) all of the outstanding shares of such Subsidiaries and Affiliates are validly issued, fully paid and non-assessable and are held free and clear of any Liens; (ii) there are no consignments, Contracts and/or equity transfer arrangements, options, warrants or other contractual rights or arrangements outstanding which give any Person the right to acquire or Control any authorized capital or any substantial part of assets of any such Subsidiary or Affiliates whether or not such right is presently exercisable; and (iii) there are no Contracts and/or equity transfer arrangements, options, warrants or other contractual rights (oral or written), trusts or other arrangements of any nature which give any Person the right to any stock rights or direct or beneficial interest in or from any such Subsidiary or Affiliate, other than the VIE agreements attached hereto as Exhibits A through D.

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3.2          Organization of Each Member of the Company Group. The Seller and each member of the Company Group is a corporate or other entity duly organized and validly existing under the Laws of its jurisdiction. Each member of the Company Group is duly qualified to do business in the jurisdictions in which the property owned, leased or operated by such entity or the nature of the business which it conducts requires qualification, or if not so qualified, such failure or failures, in the aggregate, would not have a Material Adverse Effect on such member of the Company Group. No member of the Company Group owns or is a party to any agreement to acquire, directly or indirectly, any authorized capital or any other equity securities or interest of any Person, other than of a Subsidiary or Affiliate listed in Section 3.1(b) of the Disclosure Letter, or ordinary cash management investments consistent with industry practices. Each member of the Company Group has all requisite power and authority to own, lease and operate its properties and to carry on its respective business as now being conducted and as presently contemplated to be conducted.

3.3          Authority and Corporate Action; No Conflict.

(a)          Subject to obtaining any necessary shareholder approvals, the Founder and the Company has all necessary power and authority to enter into this Agreement and the other Transaction Documents to which the Founder or the Company is a party and to consummate the Transactions. Subject to obtaining any necessary shareholder approvals, all corporate action necessary to be taken by the Board of Directors or comparable governing body of the Founder or the Company to authorize the delivery and performance of this Agreement, the other Transaction Documents and all other documents and instruments delivered by the Founder or the Company in connection with the Transactions has been duly and validly taken. This Agreement and the other Transaction Documents to which the Founder or the Company is a party, when executed and delivered by the Founder or the Company, will constitute the valid and binding obligations of the Founder or the Company, enforceable in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar Laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), (ii) as enforceability of any indemnification provision may be limited by federal and state securities laws and public policy of the United States, the Cayman Islands, the British Virgin Islands or the PRC, and (iii) as enforceability may be limited by the absence of shareholder approval.

(b)          Subject to obtaining any necessary shareholder approvals, neither the execution and delivery of this Agreement or any other Transaction Document by the Seller, the Founder or the Company nor, assuming shareholder approvals, the consummation of the Transactions by the Seller, the Founder or the Company will (i) conflict with, result in a breach or violation of or constitute (or with notice or lapse of time or both constitute) a default under, (A) the Memorandum and Articles of Association of the Company, (B) the certificate of incorporation, articles of association or any other charter documents of any member of the Company Group, or (C) any Law or Material Contract to which the Founder or the Company is a party or by which it (or any of its properties or assets) is subject or bound; (ii) result in the creation of, or give any Person the right to create, any Lien upon the assets of the Founder or the Company; or (iii) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any Material Contract to which the Founder or the Company is a party.

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3.4          Consents and Approvals. Subject to the provisions of the Memorandum and Articles of Association of the Company, other than as set forth in Section 3.4 of the Disclosure Letter, the execution and delivery of this Agreement and the other Transaction Documents by the Seller, the Founder and the Company, and the performance of and the consummation of the Transactions by the Seller, the Founder and the Company, does not and will not require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority, except as would not reasonably be expected to have Company Material Adverse Effect.

3.5          Licenses, Permits, Etc. Each member of the Company Group possesses or will possess prior to the Closing all material Permits necessary for the ownership and operation of their businesses, which necessary Permits are described or are as set forth in Section 3.5 of the Disclosure Letter. True, complete and correct copies of such Permits issued to the member of the Company Group have previously been delivered to China Growth. All such Permits are in full force and effect. Each member of the Company Group has complied and will comply, and have caused or will cause their respective officers, directors and employees to comply, in all material respect, with all terms of such Permits, and will take or cause to be taken any and all actions necessary to ensure that all such Permits remain in full force and effect and that the terms of such Permits are not violated through the Closing Date. No member of the Company Group is in default under any of such Permits and no event has occurred and no condition exists which, with the giving of notice, the passage of time, or both, would constitute a default thereunder. Neither the execution and delivery of this Agreement, the other Transaction Documents or any of the other documents or instruments contemplated hereby or thereby nor the consummation of the Transactions nor compliance by any member of the Company Group with any of the provisions hereof or thereof will result in any suspension, revocation, impairment, forfeiture or nonrenewal of any such Permit applicable to the business of any member of the Company Group, except as would not reasonably be expected to have a Company Material Adverse Effect.

3.6          Taxes, Tax Returns and Audits. The Company and each member of the Company Group has filed on a timely basis (taking into account any extensions received from the relevant taxing authorities) all returns and reports pertaining to all Taxes that are or were required to be filed by the Company or member of the Company Group with the appropriate taxing authorities in all jurisdictions in which such returns and reports are or were required to be filed, and all such returns and reports are true, correct and complete in all material respects. All Taxes that are due from or may be asserted against the Company or any member of the Company Group (including deferred Taxes) in respect of or attributable to all periods ending on or before the Closing Date have been or will be fully paid, deposited or adequately provided for by the Company or member of the Company Group or are being contested in good faith by appropriate proceedings. No issues have been raised (or are currently pending) by any taxing authority in connection with any of the returns and reports referred to above which might be determined adversely to the Company or member of the Company Group. None of the members of the Company Group nor the Company has given or requested to give waivers or extensions of any statute of limitations with respect to the payment of Taxes. There are no Tax Liens affecting the Company or member of the Company Group or their respective assets which have not been satisfied or discharged by payment or concession by the relevant taxing authority. Section 3.6 of the Disclosure Letter sets forth an accurate and complete list of the Tax obligations and liabilities that each member of the Company Group had at the date of the signing of this Agreement.

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3.7          Compliance with Laws; No Improper Transactions.

(a)          Except as set forth in Section 3.7 of the Disclosure Letter, (i) the business of the Company and each member of the Company Group has been conducted, and is now being conducted and will be conducted prior to the Closing, in compliance with all applicable Laws in all material respects and (ii) the Company and each member of the Company Group, its officers and directors and, to the Knowledge of the Company or such member of the Company Group, its employees (a) are not, and during the periods of existence of the Company, Seller or member of the Company Group were not, in violation of, or not in compliance with any such applicable Laws in any material respect with respect to the conduct of the businesses of the Company or such member of the Company Group; and (b) have not received any written notice from any Governmental Authority, and to the Knowledge of the Company or such member of the Company Group, none is threatened, alleging that the Company or such member of the Company Group has violated, or not complied with, any applicable Laws, except as would not reasonably be expected to have a Company Material Adverse Effect.

(b)          No member of the Company Group or to the Knowledge of the Founder or the Company, any of its officers, directors, employees, agents, Affiliates or any other Person acting on their behalf has, either directly or indirectly, engaged in, authorized or knowingly permitted the (i) offer or payment of any bribe or kickback to any official or employee of any Governmental Authority or any relative of any such official or employee, or any other payments to such Persons, whether or not legal, for the purpose of inducing or rewarding any favorable action by any official or employee of any Governmental Authority, including in order to obtain or retain business or to receive favorable treatment with regard to business, (ii) offer or payment of any bribe or kickback to persons other than government officials or their relatives, or any other payments to such persons, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business, (iii) offer or payment of any bribe, kickback or illegal contribution to any political party, political candidate or holder of governmental office, or any employee of any of the foregoing, including in order to obtain or retain business or to receive favorable treatment with regard to business, (iv) offer or payment of fees to consultants or commercial agents which disguise offers or payments aimed for a bribe, kickback or illegal contribution, or (v) offer or payment of any payments or reimbursements made to personnel of the Company or any member of the Company Group for the purposes of enabling them to expend time or to make contributions or payments of the kind or for the purposes referred to in subsections (i) through (iv) above.

3.8          Litigation. There are no actions, suits, arbitrations or other proceedings pending or, to the Knowledge of the Founder or the Company, threatened against the Company or any member of the Company Group before any Governmental Authority, except as would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any member of the Company Group or any of its respective properties is subject to any order, judgment, injunction or decree.

3.9          Records. The books of account, minute books, stock certificate books, stock transfer ledgers or comparable documents or instruments of each member of the Company Group are complete and correct in all material respects and there have been no transactions involving any member of the Company Group which are required to be set forth therein and which have not been so set forth.

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3.10        Financial Statements. Section 3.10 of the Disclosure Letter sets forth (i) the audited consolidated financial statements of the Company Group included for the year ended December 31, 2011 (collectively, the “Audited Financial Statements”), which fairly present in conformity with U.S. GAAP, the financial condition and results of operations of the Company Group as of the dates and for the periods indicated therein and (ii) the interim consolidated financial statements of the Company Group as of and for the six months ended June 30, 2012, (the “Interim Financial Statements,” and together with the Audited Financial Statements, the “Company Financial Statements”), fairly present in conformity with U.S. GAAP the financial condition and results of operations of the Company Group as of the dates and for the periods indicated therein, except as disclosed therein and except for the absence of notes.

3.11        No Undisclosed Liabilities. Except as set forth in the Disclosure Letter, no member of the Company Group has any material liabilities, whether known or unknown, absolute, accrued, contingent or otherwise, except (a) as and to the extent reflected or reserved against on the Company Financial Statements or (b) those incurred since June 30, 2012, to the date of this Agreement in the ordinary course of business and consistent with prior practice.

3.12        Real Property. Except as otherwise set forth under Section 3.12 of the Disclosure Letter, all real property held or used by the Company Group for its business (“Real Property”) is under valid, binding and enforceable leases (the “Real Property Leases”). Section 3.12 of the Disclosure Letter correctly describes all Real Property Leases of each member of the Company Group. A true, correct and complete copy of all Real Property Leases has been delivered to China Growth. No member of the Company Group is in default under any of the Real Estate Leases or is aware of any default by any of the lessors thereunder. Except as disclosed in Section 3.12 of the Disclosure Letter, the use and operation of the Real Property is in full compliance in all material respects with all Laws, covenants, conditions, restrictions, easements, disposition agreements and similar matters affecting the Real Property and, effective as of the Closing, the Company Group shall have the right under all Laws to continue the use and operation of the Real Property in the conduct of their businesses. Each member of the Company Group has accepted possession of the leased Real Property under each Real Property Lease and is in actual possession thereof.

3.13        Certain Personal Property.

(a)          Section 3.13 of the Disclosure Letter contains an accurate and complete list and description of the material fixed assets, including items of tangible personal property, of the members of the Company Group specifying the material documents and information (such as the location, ownership certificate, license, permit or any other certificate issued by PRC authorities) of all material items of tangible personal property of the members of the Company Group that were included in the Company Financial Statements, including but not limited to vessels and material equipment (collectively, the “Certain Personal Property”), and lists and accurately describes any lease of vessels and material equipment in the conduct of their business (the “Certain Personal Property Leases”). No member of the Company Group is in default under any of the Certain Personal Property Leases or is aware of any default by any of the lessors thereunder. Except as disclosed in Section 3.13 of the Disclosure Letter, the possession, use and operation of the Certain Personal Property and the Certain Personal Property Lease are in compliance in all material respects with all Laws affecting the Certain Personal Property and, effective as of the Closing, the Company Group shall have the right under all Laws to continue the possession, use and\or operation of the Certain Personal Property and the Certain Personal Property Leases in the conduct of their businesses.

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(b)          No member of the Company Group has received written notice of, or otherwise had Knowledge of, any condemnation or regulatory proceeding, either instituted or planned to be instituted, which would have an effect on the ownership, use and operation of any portion of the Certain Personal Property for its intended purpose or the value of any material portion of the Certain Personal Property, nor has such member of the Company Group received written notice of any special assessment proceedings affecting any of the Certain Personal Property.

(c)          No member of Company Group has received written notice and has any Knowledge of any pending or threatened condemnation proceeding affecting the Certain Personal Property or any part thereof or of any sale or other disposition of the Certain Personal Property or any part thereof in lieu of condemnation.

(d)          No portion of the Certain Personal Property has suffered any material damage by any casualty which has not heretofore been completely repaired and restored to its original condition, subject to ordinary wear and tear.

3.14        Contracts, Obligations and Commitments. Except as set forth in Section 3.14 of the Disclosure Letter, no member of the Company Group has any existing Contract, obligation or commitment (written or oral) of any nature (other than obligations involving payments of less than $2,000,000 individually), including without limitation the following:

(a)          Employment, bonus, severance or consulting agreements, retirement, stock bonus, stock/share option, or similar plans;

(b)          Loans or other Contracts, notes, indentures or instruments relating to or evidencing indebtedness for borrowed money or mortgaging, pledging or granting or creating a Lien on any of the assets of any member of the Company Group or any Contract or instrument evidencing any guaranty by any member of the Company Group of payment or performance by any other Person;

(c)          Contracts of any kind relating to employment matters such as labor agreements or agreements providing for benefits under any plan;

(d)          Any Contract or series of Contracts with the same Person for the furnishing or purchase of equipment, goods or services, except for purchase and sales orders in the ordinary course of business;

(e)          Any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses to which any member of the Company Group is a party or by which it is bound;

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(f)          Contracts which limit the freedom of any member of the Company Group to compete in any line of business or in any geographic area or with any Person;

(g)          Contracts providing for disposition of the assets, businesses or a direct or indirect ownership interest in any member of the Company Group;

(h)          Any Contract, commitment or arrangement not made in the ordinary course of business of any member of the Company Group; or

(i)          Contracts with any Governmental Authority.

Except as set forth in Section 3.14 of the Disclosure Letter, each Material Contract to which any member of the Company Group is a party is, to the Knowledge of the Company, a valid and binding obligation of such Party and is enforceable in accordance with its terms (except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors’ rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law), and is in full force and effect, and no member of the Company Group has breached any provision of, nor is in default in any material respect under the terms of any of the Contracts.

3.15        Intellectual Property Rights. Unless otherwise listed in Section 3.15 of the Disclosure Letter, neither the Company nor any member of the Company Group owns any Intellectual Property material for its business. Each member of the Company Group (i) has legally valid rights to use of all Intellectual Property required for use in connection with its business, (ii) except for over-the-counter Software, does not use any Intellectual Property by consent of any other Person and is not required to and does not make any payments to others with respect thereto, and (iii) does not license any Intellectual Property to any other Person. The Intellectual Property of the Company Group is fully assignable free and clear of any Liens. To the Company’s Knowledge, no member of the Company Group has received any notice to the effect (nor is it otherwise aware) that the Intellectual Property or any use thereof by any member of the Company Group conflicts with or allegedly conflicts with or infringes the rights of any Person.

3.16        Title to and Condition of Assets. Except as set forth in the Disclosure Letter, each member of the Company Group has good and marketable title to all the properties and assets owned by it. Except as set forth in Section 3.16 of the Disclosure Letter, none of such properties and assets is subject to any material Lien, option to purchase or lease, easement, restriction, covenant, condition or imperfection of title or adverse claim of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise.

3.17        Absence of Certain Changes. Except as set forth on Section 3.17 of the Disclosure Letter or agreed by China Growth in advance and incurred in the ordinary course of business in compliance with past practice, as of the date of this Agreement, no member of the Company Group has, since January 1, 2012:

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(a)          borrowed or agreed to borrow any funds exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.17(a) to (e) have exceeded $1,000,000, except current bank borrowings not in excess of the amount thereof shown on the Company Financial Statements;

(b)          except for borrowings described in section 3.17(a), incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.17(a) to (e) have exceeded $10,000,000, except current liabilities for trade obligations incurred in the ordinary course of business and consistent with prior practice;

(c)          discharged or satisfied any encumbrance exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.17(a) to (e) have exceeded $10,000,000, or paid any obligation or liability other than current liabilities shown on the Company Financial Statements and liabilities incurred since June 30, 2012 in the ordinary course of business and consistent with prior practice;

(d)          sold, transferred, leased to others or otherwise disposed of any assets exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.17(a) to (e) have exceeded $10,000,000, except for inventories sold in the ordinary course of business and assets no longer used or useful in the conduct of its business, or canceled or compromised any debt or claim, or waived or released any right of substantial value;

(e)          received any notice of termination of any Contract, or suffered any damage, destruction or loss exceeding $500,000 (or other currency equivalent) if the total amount incurred pursuant to Section 3.17(a) to (e) have exceeded $10,000,000 (whether or not covered by insurance);

(f)          had any material change in its relations with its employees, agents, clients, customers or insurance carriers which has had or would reasonably be expected to have a Company Material Adverse Effect;

(g)          transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any Intellectual Property or modified any existing rights with respect thereto;

(h)          declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to any shareholder of any member of the Company Group or any Affiliate thereof, or purchased or redeemed, or agreed to purchase or redeem, any of its issued shares, or made or agreed to make any payment to any shareholder of any member of the Company Group or any Affiliate thereof, whether on account of debt, management fees or otherwise;

(i)          suffered any Company Material Adverse Effect; or

(j)          entered into any Contract or made any commitment to take any of the types of action described in any of the foregoing clauses (other than clauses (e), (f) or (i)).

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3.18        Employee Plans; Labor Matters. Section 3.18 of the Disclosure Letter contains an accurate and complete list and description of all material employee benefits, including without limitation pension, medical insurance, work related injury insurance, birth and nursery insurance, unemployment insurance and educational benefits, which any member of the Company Group is obligated to pay, including amounts and recipients of such payments. Except as disclosed in Section 3.18 of the Disclosure Letter or as would not reasonably be expected to have a Company Material Adverse Effect, (i) each member of the Company Group has complied in all material respects with all applicable Laws relating to employment benefits, including without limitation pension, medical insurance, work-related injury insurance, birth and nursery insurance, unemployment insurance and educational benefits; (ii) all contributions or payments required to be made by any member of the Company Group with respect to employee benefits have been made on or before their due dates; and (iii) all such contributions and payments required to be made by any employees of any member of the Company Group with respect to the employee benefits have been fully deducted and paid to the relevant Governmental Authorities on or before their due dates, and no such deductions have been challenged or disallowed by any Governmental Authority or any employee of any member of the Company Group.

3.19        Related Transactions. Except for compensation to employees for services rendered, no director, officer, or, to the Knowledge of the Founder and the Company, holder of more than 5% of Company Shares is presently (a) a party to any transaction with any member of the Company Group (including without limitation any Contract providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder), or (b) the direct or indirect owner of an interest in any Person which is a present or potential competitor or customer of any member of the Company Group nor does any such Person receive income from any source other than any member of the Company Group which should, under applicable law, properly accrue to any member of the Company Group.

3.20        Insurance. Section 3.20 of the Disclosure Letter sets forth a complete list and complete and accurate description of all insurance policies maintained by any member of the Company Group which are in force as of the date hereof and the amounts of coverage thereunder. During the past three years, no member of the Company Group has been refused insurance, nor has any claim in excess of $2,000,000 been made in respect of any such agreements or policies, except as set forth in Section 3.20 of the Disclosure Letter. Such insurance is adequate to protect each member of the Company Group and its financial condition against the risks involved in the conduct of their businesses.

3.21        Acquisition of China Growth Shares.

(a)          Acquisition Entirely for Own Account. China Growth Shares to be acquired by Seller will be acquired for investment for Seller’s own account and not with a view to the resale or distribution of any part thereof.

(b)          Disclosure of Information. Seller acknowledges that all of the Commission Reports were fully available to Seller, and Seller has reviewed and understands such reports. Seller acknowledges that it has received all the information that it has requested relating to China Growth’s acquisition of Company Shares, including any information regarding China Dredging Group Ltd. and its merger with China Growth’s wholly-owned subsidiary immediately prior to the Transaction, Seller further represents that it have had an opportunity to ask questions and receive answers from China Growth regarding the terms and conditions of such acquisition.

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(c)          Accredited Investor. Seller is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

(d)          Restricted Securities. Seller understands that the China Growth Shares to be acquired by Seller constitute “restricted securities” under the U.S. federal securities Laws and that under such Laws and applicable regulations such securities may only be sold in the United States pursuant to an effective registration statement or an available exemption from registration. Seller agrees and acknowledges that China Growth Shares to be acquired by the Seller shall be subject to lockup for a one-year period starting from the Closing.

(e)          Legends. It is understood that the certificates evidencing China Growth Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

3.22        Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

3.23        Disclosure; No Other Representations. No representation or warranty by the Founder or the Company contained in this Agreement and no information contained in Disclosure Letter or any exhibit hereto furnished or to be furnished to China Growth pursuant to this Agreement or the other Transaction Documents or in connection with the Transactions contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. Except for the representations and warranties contained in this Agreement, neither the Founder, the Company, any member of the Company Group, any of their Representatives, nor any other Person makes or shall be deemed to make any representation or warranty to China Growth, express or implied, at law or in equity, on behalf of the Founder or the Company, and China Growth acknowledges that it is relying solely on the representations and warranties contained herein.

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Article IV
REPRESENTATIONS AND WARRANTIES OF CHINA GROWTH

China Growth represents and warrants to the Founder and the Company, as of the date of this Agreement and as of the Closing Date, as follows:

4.1          Organization. China Growth is an exempted company duly organized, validly existing and in good standing under the laws of the Cayman Islands.

4.2          Capitalization.

(a)          Capitalization. The authorized share capital of China Growth includes 60,000,000 ordinary shares and 5,000,000 preferred shares of which 6,250,000 ordinary shares are issued and outstanding and no preferred shares are issued and outstanding. There are warrants outstanding to purchase up to 3,966,667 ordinary shares at a current exercise price of $12 per share (the number and price subject to adjustment), expiring on the fifth anniversary of the China Growth initial business combination. Except as set forth in this Section 4.2, there are no other options, warrants or rights (other than as contemplated by this Agreement) to acquire any capital shares of China Growth.

(b)          Disputes. There are no disputes, arbitrations or litigation proceedings involving China Growth with respect to the ordinary shares and outstanding warrants, options and other rights relating to the share capital of China Growth.

(c)          Issuances. Except for the issuance of ordinary shares, warrants, units and options as set forth in the Commission Reports of China Growth and the Registration Statement on Form F-1 (File No. 333-134459), there have not been any issuances of capital securities or options, warrants or rights to acquire the capital securities of China Growth.

4.3          Authority and Corporate Action; No Conflict.

(a)          Subject to obtaining shareholder approval of the contemplated amendment to its Memorandum and Articles of Association, China Growth has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents and, subject to the requirement to obtain shareholder approval, to consummate the Transactions. This Agreement and the other Transaction Documents, when duly executed and delivered by China Growth, constitutes the valid, binding and enforceable obligation of China Growth, enforceable in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), (ii) as enforceability of any indemnification provision may be limited by federal and state securities laws and public policy and (iii) as enforceability may be limited by the absence of shareholder approval.

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(b)          Subject to obtaining shareholder approval of the contemplated amendment to its Memorandum and Articles of Association, neither the execution and delivery of this Agreement or any other Transaction Documents by China Growth nor (assuming receipt of shareholder approval) the consummation of the Transactions will (i) conflict with, result in a breach or violation of or constitute (or with notice or lapse of time or both constitute) a default under, (A) the Memorandum and Articles of Association of China Growth or (B) any Law or Contract to which China Growth is a party or by which China Growth (or any of the properties or assets of China Growth) is subject or bound; (ii) result in the creation of, or give any Person the right to create, any Lien upon the assets of China Growth; (iii) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any Contract to which China Growth is a party; or (iv) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any Permit applicable to China Growth.

4.4          Consents and Approvals. Other than the requirement to obtain shareholder approval for (i) the contemplated amendment to China Growth’s Memorandum and Articles of Association; and (ii) the acquisition of the Company, the execution and delivery of this Agreement and the other Transaction Documents by China Growth does not, and the performance of this Agreement and the other Transaction Documents by China Growth will not, require any consent, approval, authorization or other action by, or filing with or notification to, any Governmental Authority or any other third party.

4.5          Valid Issuance of China Growth Shares. China Growth Shares to be issued to Seller will be duly and validly authorized and, when issued and delivered in accordance with the terms hereof for the consideration provided for herein, will be validly issued and will constitute legally binding obligations of China Growth in accordance with their terms and will have been issued in compliance with all applicable federal and state securities Laws.

4.6          Financial Statements. The audited consolidated financial statements of China Growth included in China Growth’s Annual Report on Form 10-K for the year ended December 31, 2011, fairly present in conformity with U.S. GAAP applied on a consistent basis the financial position and assets and liabilities of China Growth as of the dates thereof and China Growth’s results of operations and cash flows for the periods then ended. The balance sheet of China Growth as of December 31, 2011 that is included in such financial statements is referred to herein as “China Growth’s Balance Sheet.” The interim consolidated financial statements of China Growth included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 fairly present in conformity with U.S. GAAP applied on a consistent basis the financial position and assets and liabilities of China Growth as of the dates thereof and China Growth’s results of operations and cash flows for the periods then ended, except as disclosed therein and except for the absence of notes.

4.7          The Commission Reports.

(a)          China Growth has delivered to the Founder and the Company, or has made available by publicly available filing, (i) China Growth’s Annual Report on Form 10-K for the year ended December 31, 2011, (ii) China Growth’s prospectus, dated May 26, 2011, relating to its initial public offering of securities, and (iii) all other reports filed with the Securities and Exchange Commission (the “Commission”) by China Growth under the Exchange Act (all of such materials, together with any amendments thereto and documents incorporated by reference therein, are referred to herein as the “Commission Reports”).

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(b)          As of its filing date or, if applicable, its effective date, each Commission Report complied in all material respects with the requirements of the Laws applicable to China Growth for such Commission Report, including the Securities Act and the Exchange Act.

(c)          Each Commission Report as of its filing date and the prospectus referred to in clause (ii) of Section 4.7(a), as of its effective date, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. China Growth has filed all reports under the Exchange Act that were required to be filed as of the date hereof and will have filed all such reports required to have been filed through the Closing Date and has otherwise materially complied with all requirements of the Securities Act and the Exchange Act.

4.8          No Undisclosed Liabilities. China Growth does not have any liabilities, debts or cash contingencies, pledges in any form, obligations, undertakings or arrangements, whether known or unknown, absolute, accrued, contingent or otherwise, except (a) as and to the extent reflected or reserved against on China Growth’s Balance Sheet; and (b) those incurred since December 31, 2011 in the ordinary course of business and consistent with prior practice.

4.9          Absence of Certain Changes. Except as contemplated by this Agreement and the other Transaction Documents and those incurred in ordinary business of business consistent with past practice, China Growth has not, since December 31, 2011:

(a)          issued, delivered or agreed to issue or deliver any stock, bonds or other corporate securities (whether authorized and unissued or held in the treasury), or granted or agreed to grant any options (including employee stock options), warrants or other rights for the issue thereof;

(b)          been removed from trading on the Nasdaq Capital Markets because of a breach or violation of any applicable Laws, or received notice by any security supervisory agencies warning or punishing China Growth due to a violation of exchange market rules or receive notice of termination or suspension in trading on the Nasdaq Capital Markets, except for suspensions for trading in normal situations;

(c)          borrowed or agreed to borrow any funds exceeding $50,000, except current bank borrowings not in excess of the amount thereof shown on the China Growth’s Balance Sheet;

(d)          incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due exceeding $50,000, except current liabilities for trade obligations incurred in the ordinary course of business and consistent with prior practice;

(e)          discharged or satisfied any encumbrance exceeding $50,000 other than those then required to be discharged or satisfied, or paid any obligation or liability other than current liabilities shown on the China Growth’s Balance Sheet and liabilities incurred since January 1, 2012 in the ordinary course of business and consistent with prior practice;

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(f)          sold, transferred, leased to others or otherwise disposed of any assets exceeding $50,000, except for inventories sold in the ordinary course of business and assets no longer used or useful in the conduct of its business, or canceled or compromised any debt or claim, or waived or released any right of substantial value;

(g)          received any notice of termination of any Contract or suffered any damage, destruction or loss exceeding $50,000 (whether or not covered by insurance) which, in any case or in the aggregate, has had, or might reasonably be expected to have, a Material Adverse Effect on China Growth;

(h)          had any material change in its relations with its employees or agents, customers, clients or insurance carriers which has had or might reasonably be expected to have a Material Adverse Effect on China Growth;

(i)          suffered any other Material Adverse Effect in its assets, liabilities, financial condition, results of operations or business; or

(j)          entered into any agreement or made any commitment to take any of the types of action described in any of the foregoing clauses (other than clauses (g), (h) or (i)).

4.10        Compliance with Laws. The business of China Growth has been conducted, and is now being conducted, in compliance in all material respects with all applicable Laws. China Growth and, to the best Knowledge of China Growth, its officers, directors and employees (i) are not, and during the periods of China Growth’s existence were not, in violation of, or not in compliance with, in any material respect any such applicable Laws with respect to the conduct of the businesses of China Growth; and (ii) have not received any notice from any Governmental Authority, and to the best Knowledge of China Growth none is threatened, alleging that China Growth has violated, or not complied with, any of the above.

4.11        Litigation. There are no actions, suits, arbitrations or other proceedings pending or, to the best Knowledge of China Growth, threatened against China Growth at law or in equity before any Governmental Authority. Neither China Growth nor any of their property is subject to any order, judgment, injunction or decree that would have a Material Adverse Effect on China Growth.

4.12        Records. The books of account, minute books, stock certificate books and stock transfer ledgers or comparable documents or instruments of China Growth are complete and correct, and there have been no transactions involving China Growth which are required to be set forth therein and which have not been so set forth.

4.13        Disclosure. No representation or warranty by China Growth contained in this Agreement and no information contained in any schedule or other instrument furnished or to be furnished to Seller pursuant to this Agreement or the other Transaction Documents or in connection with the Transactions contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

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Article V
COVENANTS OF THE FOUNDER AND THE COMPANY

5.1          Conduct of the Business. The Founder and the Company covenants and agrees that, from the date hereof to the earlier of the Closing Date or the termination of this Agreement, except as otherwise set forth in this Agreement or the other Transaction Documents or with the prior written consent of China Growth, and subject to applicable fiduciary duties and except for the purpose of implementing the Reorganization Plan, the Founder and the Company shall, and shall use commercially reasonable efforts to cause the members of the Company Group to:

(a)          conduct the business only in the ordinary course of business and in a manner consistent with the current practice of the business, to preserve substantially intact the business organization of each member of the Company Group, use commercially reasonable efforts to keep available the services of the current employees of each member of the Company Group, use commercially reasonable efforts to preserve the current relationships of each member of the Company Group with customers and other Persons with which such member has significant business relations and to comply with all applicable Laws;

(b)          not pledge, sell, transfer, dispose of or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of the shares of any member of the Company Group, or enter into any discussions or negotiations with any other party to do so;

(c)          not pledge, sell, lease, transfer, dispose of or otherwise encumber any property or assets of any member of the Company Group, other than consistent with past practices and in the ordinary course of business of such member or enter into any discussions or negotiations with any other party to do so;

(d)          not issue any shares of capital stock of any member of the Company Group or any other class of securities, whether debt (other than debt incurred in the ordinary course of business and consistent with past practice) or equity, of any member of the Company Group or any options therefor or any securities convertible into or exchangeable for capital stock of any member of the Company Group or enter into any agreements in respect of the ownership or Control of such capital stock.

(e)          not declare any dividend or make any distribution in cash, securities or otherwise on the outstanding shares of capital stock of any member of the Company Group or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of their Affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices, except to pay existing indebtedness of such member of the Company Group;

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(f)          not make, agree to make or announce any general wage or salary increase or enter into any employment contract or, unless provided for on or before the date of this Agreement, increase the compensation payable or to become payable to any officer or employee of any member of the Company Group or adopt or increase the benefits of any bonus, insurance, pension or other employee benefit plan, payment or arrangement, except for those increases, consistent with past practices, normally occurring as the result of regularly scheduled salary reviews and increases, and except for increases directly or indirectly required as a result of changes in applicable Laws;

(g)          not to amend the memorandum and articles of association or any other comparable organizational or charter documents of any member of the Company Group;

(h)          not to merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any Person;

(i)          not to make any payments outside the ordinary course of business;

(j)          not make any capital expenditures, except in accordance with or for ordinary business and operational practices; and

(k)          not take or agree to take any actions that would cause a breach in representations or warranties contained in this Agreement or prevent the Company from performing its covenants hereunder.

5.2          Shareholder Meeting. The Company shall cause a meeting of its shareholders to be duly called and held, or cause action to be taken by written consent of shareholders in lieu of a meeting, as soon as reasonably practicable for the purpose of approving any aspect of this Agreement or the Transactions that require such approval (including, if applicable, increase of authorized shares), pursuant to the requirements of the Company’s Memorandum and Articles of Association. The Company will use commercially reasonable efforts to cause its board of directors to recommend that the shareholders provide such approvals.

5.3          Access to Information. Between the date of this Agreement and the Closing Date, the Company will (a) permit China Growth and its Representatives reasonable access upon notice and during normal business hours to all of the books, records, reports and other related materials, offices and other facilities and properties of any member of the Company Group; (b) permit China Growth and its Representatives to make such inspections thereof as China Growth may reasonably request upon notice and during normal business hours; and (c) furnish China Growth and its Representatives with such financial and operating data (including, subject to applicable law, the work papers of the Company’s Accountants) and other information with respect to any member of the Company Group as China Growth may from time to time reasonably request.

5.4          Insurance. Through the Closing Date, the Company shall use commercially reasonable efforts to ensure that each member of the Company Group maintains insurance policies providing insurance coverage for their businesses and assets of the kinds, in the amounts and against the risks as are commercially reasonable in the regions where they operate for the businesses and risks covered.

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5.5          Protection of Confidential Information; Non-Competition.

(a)          Confidential Information. The Founder acknowledges that:

(i)          As a result of the Seller’s and the Founder’s share ownership of and employment by any member of the Company Group, the Founder has obtained secret and confidential information of the members of the Company Group including, without limitation, financial and business information, trade secrets and “know-how,” customers, and certain methodologies (“Confidential Information”). For the sake of clarity, “Confidential Information” shall not include information that can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of the Founder or (c) later lawfully acquired from other sources, which source is not the agent of the Founder, by the party to which it was furnished).

(ii)         the Company Group will suffer substantial damage which will be difficult to compute if the Founder should divulge Confidential Information or enter a business competitive with that of the Company Group.

(iii)        the provisions of this Section 5.5 are reasonable and necessary for the protection of the business of the Company Group.

(b)          Maintain Confidentiality. The Founder shall not at any time after the date hereof, divulge to any Person any Confidential Information obtained or learned as a result of share ownership of or employment by any member of the Company Group except (i) with the express written consent of China Growth on or before the Closing Date; (ii) to the extent that any such information is in the public domain other than as a result of a breach by the Founder of any obligations in this Section 5.5; or (iii) where required to be disclosed by court order, subpoena or other government process. If the Founder shall be required to make disclosure pursuant to the provisions of clause (iii) of the preceding sentence, the Founder will promptly, but in no event more than 48 hours after learning of such subpoena, court order, or other government process, notify, by personal delivery or by electronic means, confirmed by mail, the Company and, at the expense of the Company, shall: (A) take all reasonably necessary steps required by the Company to defend against the enforcement of such subpoena, court order or other government process, and (B) permit any member of the Company Group to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof.

(c)          Records. At the Closing, the Founder will promptly deliver to any member of the Company Group all original memoranda, notes, records, reports, manuals, formula and other documents relating to the business and properties of such member, which the Founder then possesses or has under its control; provided, however, that the Founder shall be entitled to retain copies of such documents reasonably necessary to document its financial or other relationship with any member of the Company Group; and provided, further, that during the period of his employment by any member of the Company Group, the Founder shall be entitled to retain such documents as shall be reasonably necessary to permit the Founder to perform his duties as an employee.

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(d)          Non-Compete. During the Non-Competition Period, the Founder shall not, without the prior written permission of the China Growth, anywhere in the PRC, directly or indirectly, (i) enter into the employ of or render any services to any Person engaged in any business which is a “Competitive Business” (as defined below); (ii) engage in any Competitive Business for his own account; (iii) become associated with or interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, trustee, consultant, advisor or in any other relationship or capacity; (iv) employ or retain, or have or cause any other Person to employ or retain, any Person who was employed or retained by any member of the Company Group in the six-month period prior to the date that all relationships of such Person terminates with such member; or (v) solicit, interfere with, or endeavor to entice away from any member of the Company Group, for the benefit of a Competitive Business, any of its customers or other Persons with whom any member of the Company Group has a business relationship. However, nothing in this Agreement shall preclude him from investing his personal assets in the securities of any corporation or other business entity which is engaged in a Competitive Business if such securities are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in their beneficially owning, at any time, more than 1% of the publicly-traded equity securities of such Competitive Business.

(e)          Injunctive Relief. If the Founder breaches, or threatens to breach, any of the provisions of Sections 5.5(b), (c) or (d), any member of the Company Group shall have the right and remedy to have the provisions of this Section 5.5 specifically enforced by any Governmental Authority, it being acknowledged and agreed by the Founder that any such breach or threatened breach will cause irreparable injury to the Company Group and that money damages will not provide an adequate remedy.

(f)          Modification of Scope. If any provision of Sections 5.5(b), (c) or (d) is held to be unenforceable because of the scope, duration or area of its applicability, the Governmental Authority making such determination shall have the power to modify such scope, duration, or area, or all of them, of such provision, and such provision or provisions shall then be applicable in such modified form.

(g)          Competitive Business. As used in this Agreement,

(i)          “Competitive Business” means any business which operates in any current or planned industry segment and current or planned geographic market of any member of the Company Group, except Fuzhou Honglong, and

(ii)         “Non-Competition Period” means the period beginning on the date of this Agreement and terminating two (2) years from the Closing Date.

(h)          Fuzhou Honglong. The Parties agree that, after the Closing, if Fuzhou Honglong is offered or becomes aware of any of the following business opportunities (each, a “New Opportunity”), Fuzhou Honglong shall first refer such New Opportunity to Pingtan Fishing, and may pursue the New Opportunity only to the extent that Pingtan Fishing does not elect to participate in such New Opportunity:

(i)          to build or purchase any fish processing facilities;

(ii)         to expand its operations into new fishing territory or establish new fishing bases or cooperate with any other commercial fishing companies to do the same;

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(iii)        to acquire a Competitive Business, if such acquisition (a) would lead to an expansion of the Pingtan Fishing’s fleet, fishing territory or fishing bases if effected; and

(iv)        to acquire any or all fishing assets owned or controlled by the Zhuo family or any person or entity affiliated with the Zhuo family.

5.6          Post-Closing Assurances. From time to time after the Closing, the Founder and the Company will take such other actions and execute and deliver such other documents, certifications and further assurances as China Growth may reasonably require in order to manage and operate the Company, including but not limited to executing such certificates as may be reasonably requested by China Growth’s accountants in connection with any audit of the financial statements of the Company for any period through the Closing Date.

5.7          No Other Negotiations. Except as otherwise set forth in this Agreement or the other Transaction Documents and for actions in connection with the Reorganization Plan, and subject to applicable fiduciary duties until the earlier of the Closing or the termination of this Agreement, the Founder and the Company shall not (a) solicit, encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward, or (c) enter into any agreement or understanding providing for any acquisition of any capital shares of any member of the Company Group or of any part of their respective assets or businesses (in whole or in part), nor shall the Founder or the Company provide, or assist any member of the Company Group in providing, any information to any Person for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. The Founder and the Company shall immediately notify China Growth of any such inquiries or proposals or requests for information for such purpose.

5.8          No Securities Transactions. Neither Seller nor any of the Company’s Subsidiaries, directly or indirectly, shall engage in any transactions involving the securities of China Growth prior to the time of the making of a public announcement of the Transactions. The Founder shall use commercially reasonable efforts to cause each of the officers, directors, employees, agents, equity holders and Representatives of the members of the Company Group to comply with the foregoing requirement.

5.9          Fulfillment of Conditions. The Founder and the Company shall use its commercially reasonable efforts to fulfill all the conditions specified in Article VIII to the extent that the fulfillment of such conditions is within its Control. The foregoing obligation includes (a) the execution and delivery of documents necessary or desirable to consummate the Transactions and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including using their commercially reasonable efforts to conduct the business in such manner that on the Closing Date the representations and warranties of the Founder and the Company contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

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5.10        Disclosure of Certain Matters. From the date hereof through the Closing Date, the Founder or the Company shall give China Growth prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of the Founder or the Company contained herein to be inaccurate in a material respect, (c) gives the Founder or the Company any reason to believe that any of the conditions set forth in Article VIII will not be satisfied, (d) would reasonably been expected to have a Company Material Adverse Effect, or (e) would require any amendment or supplement to the Proxy Statement.

5.11        Regulatory and Other Authorizations; Notices and Consents.

(a)          The Founder and the Company shall use its commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for their execution and delivery of, and the performance of their obligations pursuant to, this Agreement and the other Transaction Documents and will reasonably cooperate with China Growth in promptly seeking to obtain all such authorizations, consents, orders and approvals.

(b)          The Founder and the Company shall give promptly such notices to third parties and use its commercially reasonable efforts to obtain such third party consents and estoppel certificates as China Growth may in its reasonable discretion deem necessary or desirable in connection with the Transactions.

(c)          China Growth shall cooperate and use commercially reasonable efforts to assist the Founder and the Company in giving such notices and obtaining such consents and estoppel certificates; provided, however, that China Growth shall have no obligation to give any guarantee or other consideration of any nature in connection with any such notice, consent or estoppel certificate or to consent to any change in the terms of any agreement or arrangement which China Growth in its sole discretion may deem adverse to the interests of China Growth or any member of the Company Group.

5.12        Related Tax. The Parties shall assume respectively, pursuant to the applicable laws, any Tax and duties assessed by any Governmental Authority in connection with, or as a result of the issuance of China Growth Shares and other consideration received pursuant to this Agreement.

5.13        The Company Proxy Statement Information. The Founder and the Company will furnish to China Growth such information as is reasonably required by China Growth for the preparation of a Proxy Statement as required by the Exchange Act in accordance with the requirements of the Commission, including full and accurate descriptions of the Company and its businesses, material agreements affecting such businesses, and the Company Financial Statements, as required by the rules and regulations of the Commission for disclosure of a business combination in the Proxy Statement (collectively, the “Proxy Statement Information”). The Proxy Statement Information will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Proxy Statement Information not misleading as of their respective dates.

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5.14        Interim Financial Information. From the date of this Agreement until the Closing, the Company shall provide to China Growth a copy of (i) the monthly internal management report of financial information concerning the members of the Company Group on an individual and consolidated basis in a form reasonably satisfactory to China Growth, and (ii) a monthly balance sheet and income statement on an individual and consolidated basis for the members of the Company Group. The above interim financial information shall be delivered to China Growth within forty-five (45) days after the end of each month following the date of this Agreement. The members of the Company Group will prepare the above financial information in good faith in accordance with U.S. GAAP.

5.15        Company Reorganization. From the date of this Agreement until the Closing, Seller, the Founder, the Company and Pingtan Fishing shall complete the reorganization described in the Reorganization Plan set forth in Exhibit F attached hereto.

Article VI
COVENANTS OF CHINA GROWTH

6.1          Conduct of the Business. China Growth covenants and agrees that, from the date hereof through the Closing Date, except (i) as otherwise set forth in this Agreement or the other Transaction Documents, or (ii) with the prior written consent of the Founder and the Company, China Growth shall:

(a)          conduct its business only in the ordinary course of business and in a manner consistent with the current practice of its business, except as required to preserve substantially intact its business organization, to preserve its current relationships with customers and other Persons with which it has significant business relations and to comply with all Laws;

(b)          not pledge, sell, transfer, dispose of or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of its capital securities;

(c)          not pledge, sell, lease, transfer, dispose of or otherwise encumber any of its properties or assets, other than consistent with past practices and in the ordinary course of business;

(d)          not issue any of its share capital or any other class of securities, whether debt (other than debt incurred in the ordinary course of business and consistent with past practice) or equity, or any options therefor or any securities convertible into or exchangeable for its shares or enter into any Contracts in respect of the ownership or Control of such shares of capital;

(e)          not declare any dividend or make any distribution in cash, securities or otherwise on its outstanding shares of capital or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of its Affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices, except to pay its existing indebtedness;

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(f)          not make, agree to make or announce any general wage or salary increase or enter into any employment contract or, unless provided for on or before the date of this Agreement, increase the compensation payable or to become payable to any of its officers or employees or adopt or increase the benefits of any bonus, insurance, pension or other employee benefit plan, payment or arrangement, except for those increases, consistent with past practices, normally occurring as the result of regularly scheduled salary reviews and increases, and except for increases directly or indirectly required as a result of changes in applicable Laws;

(g)          except for the purpose of the Transaction, not to amend its Memorandum and Articles of Association;

(h)          not merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any Person;

(i)          not make any payments outside the ordinary course of business; and

(j)          not make any capital expenditures, except in accordance with prudent business and operational practices consistent with prior practice.

6.2          Shareholder Meeting. China Growth shall, if required, cause a meeting of its shareholders (the “Acquisition Shareholder Meeting”) to be duly called and held as soon as reasonably practicable for the purpose of voting on the adoption of this Agreement and the approval of the transactions and other matters as contemplated or necessitated by this Agreement (including, if applicable, increase of authorized share capital), pursuant to the requirements of China Growth’s Memorandum and Articles of Association. China Growth shall use its commercially reasonable efforts to cause its Board of Directors to recommend that its shareholders vote in favor of such matters. In connection with such meeting, China Growth (a) will prepare and mail to its shareholders a Proxy Statement as required by the Exchange Act (the “Proxy Statement”) and all other proxy materials for such meeting, (b) will use its commercially reasonable efforts to obtain the necessary approvals by its shareholders of this Agreement and the Transactions, and (c) will otherwise comply with all legal requirements applicable to such meeting. As a condition to the filing and distribution of the Proxy Statement to the China Growth shareholders, China Growth will have received the Proxy Statement Information from the Company Group. Except for the Proxy Statement Information provided in accordance with Section 5.13, the Proxy Statement will not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements in the Proxy Statement not misleading.

6.3          No Other Negotiations. Until the earlier of the Closing or the termination of this Agreement, China Growth shall not (a) solicit or encourage, directly or indirectly, any inquiries, discussions or proposals for, (b) continue, propose or enter into any negotiations or discussions looking toward, or (c) enter into any agreement or understanding providing for, any acquisition of any capital shares of China Growth or of any part of its assets or businesses (in whole or in part), nor shall China Growth provide any information to any Person for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition.

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6.4          Fulfillment of Conditions. From the date hereof to the Closing Date, China Growth shall use its commercially reasonable efforts to fulfill the conditions specified in Article VIII to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of documents necessary or desirable to consummate the Transactions, and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting the business of China Growth in such manner that on the Closing Date the representations and warranties of China Growth contained herein shall be accurate as though then made).

6.5          Disclosure of Certain Matters. From the date hereof through the Closing Date, China Growth shall give the Company prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of China Growth contained herein to be inaccurate or otherwise misleading, (c) gives China Growth any reason to believe that any of the conditions set forth in Article VIII will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of China Growth, or (e) would require any amendment or supplement to the Proxy Statement.

6.6          Post-Closing Assurances. China Growth, from time to time after the Closing and at the request of the Company, will take such other actions and execute and deliver such other documents, certifications and further assurances as the Company may reasonably require in order to manage and operate its business, including without limitation executing such certificates as may be reasonably requested by the Company’s accountants in connection with any audit of the financial statements of the Company for any period through the Closing Date.

6.7          Regulatory and Other Authorizations; Notices and Consents.

(a)          China Growth shall use its commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and the other Transaction Documents and will cooperate fully with the Company in promptly seeking to obtain all such authorizations, consents, orders and approvals.

(b)          China Growth shall give prompt notice to third parties and use commercially reasonable efforts to obtain such third party consents and estoppel certificates as the Company or the Founder may in their reasonable discretion deem necessary or desirable in connection with the Transactions.

6.8          Books and Records.

(a)          On and after the Closing Date, China Growth will permit the Founder, during normal business hours, to have access to and to examine and make copies of all books and records of any member of the Company Group which are delivered to China Growth pursuant to this Agreement and which relate to their businesses or to events occurring prior to the Closing Date or to transactions or events occurring subsequent to the Closing Date which arise out of transactions or events occurring prior to the Closing Date to the extent reasonably necessary to the Founder in connection with preparation of any Tax returns, Tax audits, government or regulatory investigations, lawsuits or any other matter in which he is a party to the proceeding or in which it has a reasonable business interest.

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(b)          China Growth will preserve and keep all books and records with respect to any member of the Company Group and their businesses for a period of at least seven years from the Closing Date. After such seven year period, before China Growth shall dispose of any such books and records, at least 90 days’ prior written notice to such effect shall be given by China Growth to the Founder. The Founder shall be given an opportunity, at his cost and expense, to remove and retain all or any part of such books or records as the Founder may select.

Article VII
ADDITIONAL COVENANTS OF THE PARTIES

7.1          Other Information. If in order to properly prepare documents required to be filed with any Governmental Authority or financial statements of the Company Group, it is necessary that a Party be furnished with additional information relating to any member of the Company Group, and such information is in the possession of the other Parties, such other Parties agree to use their commercially reasonable efforts to furnish such information in a timely manner to such Party, at the cost and expense of such Party.

7.2          Mail Received After Closing.

(a)          If China Growth or the Company receives after the Closing any mail or other communications addressed to the Founder, Seller, China Growth or the Company may open such mail or other communications and deal with the contents thereof in its discretion to the extent that such mail or other communications and the contents thereof relate to the Company Group. China Growth or the Company will deliver promptly or cause to be delivered to the Seller and Founder all other mail addressed to it and the contents thereof which does not relate to the Company Group.

(b)          If Seller or the Founder receive after the Closing Date mail or other communications addressed to Seller or the Founder which relate to the Company Group, the Founder or Seller shall promptly deliver or cause to be delivered all such mail and the contents thereof to China Growth.

7.3          Further Action.

(a)          Upon the terms and subject to the conditions hereof, each of the Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the Transactions. Upon the terms and subject to the conditions hereof, each of the Parties shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the Transactions.

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(b)          Subject to compliance with applicable Laws, from the date hereof until the Closing Date, the Parties and/or their Representatives shall confer on a regular and frequent basis to discuss material operational matters and the general status of ongoing operations.

(c)          No information or knowledge obtained in any discussion pursuant to this Section 7.3 or otherwise shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the Parties to consummate the Transactions.

7.4          Schedules. The Parties shall have the obligation to supplement or amend the schedules being delivered concurrently with the execution of this Agreement with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such schedules. The obligations of the Parties to amend or supplement the schedules being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, for purposes of Article IX, the representations and warranties of the Parties shall be made with reference to the schedules as they exist at the time of execution of this Agreement.

7.5          Execution of Agreements. On or before the Closing Date, each Party shall execute and deliver each Transaction Document to which it is a party.

7.6          Confidentiality. The Company, on the one hand, and China Growth, on the other hand, shall hold and shall cause their respective Representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Laws, all documents and information concerning the other Parties furnished to it by such other Parties or their Representatives in connection with the Transactions (except to the extent that such information can be shown to have been (a) previously known by the Party to which it was furnished, (b) in the public domain through no fault of such Party or (c) later lawfully acquired from other sources, which source is not the agent of the other Party, by the Party to which it was furnished), and each Party shall not release or disclose such information to any other Person, except its Representatives in connection with this Agreement. Each Party shall be deemed to have satisfied its obligations to hold confidential information concerning or supplied by the other Parties if it exercises the same care as it takes to preserve confidentiality for its own similar information.

7.7          Public Announcements. From the date of this Agreement until the Closing or termination of this Agreement, the Parties shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to this Agreement and the Transactions, and none of the foregoing shall issue or otherwise make any public announcement or communication pertaining to this Agreement or the Transactions without the prior consent of the other Parties, except as required by any legal requirement or by the rules and regulations of, or pursuant to any agreement of a stock exchange or trading system. Each Party will not unreasonably withhold approval from the others with respect to any press release or public announcement. If any Party determines with the advice of counsel that it is required to make this Agreement and the terms of the transaction public or otherwise issue a press release or make public disclosure with respect thereto, it shall at a reasonable time before making any public disclosure, consult with the other Parties regarding such disclosure, seek such confidential treatment for such terms or portions of this Agreement or the Transactions as may be reasonably requested by the other Parties and disclose only such information as is legally compelled to be disclosed. This provision will not apply to communications by any Party to its counsel, accountants and other professional advisors.

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7.8          Board of China Growth. The Board of Directors of China Growth after the Closing will initially consist of seven (7) members, with five (5) members (two (2) of whom shall be independent directors) designated by Company Shareholders, who shall include the Founder, Bin Lin, Lin Bao, Yeiliang Zhou and Xengbiao Zhu and with two (2) members (each of whom shall be an independent director) designated by China Growth who shall include Xuesong Song and Jin Shi. The independent directors shall satisfy the independence requirements of NASDAQ. In addition, the membership of the Board of Directors of China Growth shall comply with the requirements of Section 9.6 for the existence of the Independent Committee.

7.9          Registration Statement. China Growth shall prepare and file a Registration Statement with the Commission within ten (10) business days of Closing and use its reasonable best efforts to have it declared effective within three (3) months of the Closing.

Article VIII
CONDITIONS TO CLOSING

8.1          Conditions to Each Party’s Obligations. The respective obligations of each Party to consummate the Transactions shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions.

(a)          Approval by China Growth’s Shareholders. This Agreement and the Transactions shall, if required, have been approved by the requisite percentage the holders of the ordinary shares of China Growth in accordance with China Growth’s Memorandum and Articles of Association.

(b)          Approval by Company’s Shareholders. This Agreement and the Transactions shall have been approved by the Company’s shareholders in accordance with the Company’s Memorandum and Articles of Association.

(c)          Litigation. No order, stay, judgment or decree shall have been issued by any Governmental Authority preventing, restraining or prohibiting in whole or in part, the consummation of the Transactions or instrumental to the consummation of the Transactions, and no action or proceeding by any Governmental Authority shall be pending or threatened (including by suggestion through investigation) by any Person, which questions, or seeks to enjoin, modify, amend or prohibit (i) the ownership or Control of any member of the Company Group, (ii) the purchase of Company Shares or the sale and issuance of China Growth Shares, (iii) the Acquisition Shareholder Meeting and use of the Proxy Statement by China Growth, or (iv) the conduct in any material respect of the business as a whole or any material portion of the business conducted or to be conducted by any member of the Company Group or the (direct, indirect or beneficial) ownership or Control of any member of the Company Group by Seller.

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(d)          Transaction Documents. The Company shall have executed and delivered each of the following agreements (together with this Agreement, the “Transaction Documents”):

(i)          A Contractual Management Agreement, among Pingtan Guansheng Ocean Aquatic Products Co., Ltd. (the “WFOE”), Ms. Honghong Zhuo, Mr. Zhiyan Lin and Pingtan Fishing (the “Management Agreement”), in substantially the form attached hereto as Exhibit A, pursuant to which, the WFOE shall have the exclusive contractual management right of the business operation of Pingtan Fishing in exchange for its net profit. This agreement provides for the transfer of the economic interests in Pingtan Fishing from Pingtan Fishing to the WFOE;

(ii)         An Equity Interest Pledge Agreement, among Ms. Honghong Zhuo, Mr. Zhiyan Lin, the WFOE and Pingtan Fishing (the “Equity Pledge Agreement”) in substantially the form attached hereto as Exhibit B, pursuant to which, each of the registered shareholders of Pingtan Fishing shall pledge all of its equity interests in Pingtan Fishing to the WFOE to guarantee the performance of contract obligations of Pingtan Fishing and its registered shareholders, as applicable, under the Management Agreements, Power of Attorney, Exclusive Call Option Agreement and Equity Pledge Agreement;

(iii)        A Power of Attorney, executed by Ms. Honghong Zhuo, Mr. Zhiyan Lin (the “Power of Attorney”), in substantially the form attached hereto as Exhibit C, pursuant to which each of the registered shareholders of Pingtan Fishing shall grant to the WFOE and the designee(s) of the WFOE the power to exercise all voting rights of such shareholder, including but not limited to the power to determine the sale or transfer of all or part of such shareholder’s equity interests in, and appoint and elect the directors and senior officers of, Pingtan Fishing; and

(iv)        An Exclusive Call Option Agreement, among Ms. Honghong Zhuo, Mr. Zhiyan Lin, the WFOE and Pingtan Fishing (the “Exclusive Call Option Agreement”), in substantially the form attached hereto as Exhibit D, pursuant to which each of the registered shareholders of Pingtan Fishing shall irrevocably and unconditionally grant the WFOE or its designee(s) an exclusive option to purchase, at any time if and when permitted under PRC laws, all or any portion of the equity interests in Pingtan Fishing for the lowest price permissible under PRC laws.

8.2           Conditions to Obligations of Company. The obligations of the Founder and the Company to consummate the Transactions shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a)          Representations and Warranties. Without supplementation after the date of this Agreement, the representations and warranties of China Growth contained in this Agreement shall be with respect to those representations and warranties qualified by any materiality standard, true and correct as of the Closing, and with respect to all the other representations and warranties, true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and China Growth shall have delivered to the Founder a certificate signed by a duly authorized officer thereof to such effect.

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(b)          Performance of Agreements. All covenants, agreements and obligations required by the terms of this Agreement to be performed by China Growth at or prior to the Closing shall have been duly and properly performed or fulfilled in all material respects, and China Growth shall have delivered to the Founder a certificate signed by a duly authorized officer thereof to such effect.

(c)          Consents. China Growth shall have obtained and delivered to the Founder copies of consents of all third parties, as appropriately required for the consummation of the Transactions.

(d)          No Adverse Changes. At the Closing, there shall have been no material adverse change in the assets, liabilities or financial condition of China Growth from that shown in the China Growth’s Balance Sheet and related statements of income. Between the date of this Agreement and the Closing Date, there shall not have occurred an event which, in the reasonable opinion of the Company, would have had a Material Adverse Effect on China Growth.

(e)          Supplemental Disclosure. If China Growth shall have supplemented or amended any schedule pursuant to their obligations set forth in Section 7.4 in any material respect, the Company shall give notice to China Growth that as a result of information provided to the Company in connection with any or all of such amendments or supplements, the Company have determined to proceed with the consummation of the Transactions.

(f)          Necessary Proceedings. All proceedings, corporate or otherwise, to be taken by China Growth in connection with the consummation of the Transactions shall have been duly and validly taken, and copies of all documents, resolutions and certificates incident thereto, duly certified by China Growth as of the Closing, shall have been delivered to the Seller.

(g)          Resignations. Effective as of the Closing, all directors and officers of China Growth shall have resigned all positions with China Growth, except that Xuesong Song and Jin Shi shall remain directors of China Growth following the Closing.

(h)          Assumption Agreement. Xuesong Song and Jin Shi shall have executed the Assumption Agreement attached hereto as Exhibit G, and each such agreement shall remain in full force and effect.

8.3          Conditions to Obligations of China Growth. The obligations of China Growth to consummate the Transactions shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a)          Deliveries. Seller shall have delivered the Company Shares and such other documents, certificates and instruments as may be reasonably requested by China Growth in connection with the transfer of the Company Shares.

(b)          Repayment of Funds. The applicable related party of the Company shall have repaid seventy percent (70%) of the net amount resulting if the “Amount Due From Related Parties” line item is off-set against the “Amount Due To Related Parties” line item (the “Funds of Related Party”), both contained in the Company’s unaudited balance sheet as of September 30, 2012. The Founder shall agree in writing prior to the Closing to guarantee that the applicable related party of the Company should repay the remaining thirty percent (30%) of Funds of Related Party on or prior to the first anniversary of the Closing. If the relevant related party does not fully pay the Funds of Related Party by such date, the Founder should pay for outstanding amount.

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(c)          Financial Statements. The Company shall have provided China Growth an interim consolidated balance sheet as of the end of each succeeding fiscal quarter ending more than 45 days prior to the Closing, and related consolidated statements of income and cash flows for each such quarter, reviewed by the Company’s Accountants (collectively, the “Future Interim Financial Statements”). The Future Interim Financial Statements will have been prepared in accordance with U.S. GAAP throughout the periods indicated therein and fairly present the consolidated financial condition and results of operations of the Company as of the dates and for the periods indicated therein, except as disclosed therein and except for the absence of notes.

(d)          Representations and Warranties. Without supplementation after the date of this Agreement, the representations and warranties of the Company and the Founder contained in this Agreement shall be with respect to those representations and warranties qualified by any materiality standard, true and correct in all respects as of the Closing, and with respect to all the other representations and warranties, true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and the Company or the Founder, as applicable, shall have delivered to China Growth a certificate signed by a duly authorized officer thereof to such effect.

(e)          Performance of Agreements. All covenants, agreements and obligations required by the terms of this Agreement or the other Transaction Documents to be performed by the Company and the Founder at or prior to the Closing, including lockup agreements as discussed herein, shall have been duly and properly performed or fulfilled in all material respects, and the Company, Seller and/or the Founder, as applicable, shall have delivered to China Growth a certificate signed by a duly authorized officer thereof to such effect.

(f)          Completion of Reorganization. The reorganization described in the Reorganization Plan set forth in Exhibit F attached hereto shall have been completed.

(g)          Legal Opinion. China Growth shall have received a copy of the legal opinion from Dacheng Law Firm, counsel for the Company, addressed to China Dredging and reasonably acceptable to China Growth, dated the Closing Date. The legal opinion must expressely state that it for the purpose of the Transactions and may be relied upon by China Growth and for China Growth’s reference. Dacheng Law Firm will communicate with China Growth regarding the draft of the said legal opinion and China Growth shall deliver the letter of acceptance, which shall not be unreasonable delayed, before the closing.

(h)          Consents and Regulatory Approvals. The Company shall have obtained and delivered to China Growth the consents and regulatory approvals from third parties which are set forth in Section 8.3(h) of the Disclosure Letter.

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(i)          No Adverse Change. Between the date of this Agreement and the Closing Date, there shall not have occurred an event which would reasonably be expected to have a Company Material Adverse Effect.

(j)          Supplemental Disclosure. If the Company or Founder shall have supplemented or amended any schedule pursuant to their obligations set forth in Section 7.4 in any material respect, China Growth shall provide notice to Company or Founder that, as a result of information provided to China Growth in connection with any or all of such amendments or supplements, China Growth has determined to proceed with the consummation of the Transactions.

(k)          Necessary Proceedings. All required corporate proceedings to be taken by the Company, the Subsidiaries and the Affiliates and Seller in connection with the consummation of the Transactions shall have been duly and validly taken, and copies of all resolutions (including but not limited to shareholders’ resolutions and the board of directors’ resolutions), duly certified by the Company, the Subsidiaries, the Affiliates and Seller, as appropriate, as of the Closing, shall have been delivered to China Growth.

(l)          The Company Proxy Statement Information. The Proxy Statement Information, at the time of distribution of the Proxy Statement and at Closing, will accurately reflect the Company, the Subsidiaries, the Affiliates, their businesses and their shareholders, and the Proxy Statement Information will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Proxy Statement Information not misleading as of their respective dates.

Article IX
INDEMNIFICATION

9.1          Survival. The representations and warranties of the Company and the Founder in Article III shall survive the Closing for a period of two (2) years. The representations and warranties of China Growth set forth in Article IV shall survive the Closing for a period of two (2) years. Any covenant or agreement contained in this Agreement to be performed prior to or after the Closing shall survive the Closing for two (2) years, except as otherwise provided herein.

9.2          Indemnification by the Company. Subject to the limitations set forth in Section 9.5, the Founder and the Company shall indemnify and hold harmless China Growth from and against, and shall reimburse China Growth (which term, for purposes of this Article IX, includes, after the Closing, the Company) for, any Damages which it may sustain, suffer or incur, whether as a result of any Third Party Claim or otherwise, and which arise from or in connection with or are attributable to the breach of any of the representations or warranties or covenants of the Founder or the Company contained in this Agreement. The indemnity in the foregoing sentence shall survive the Closing for a period of two (2) years after the Closing. The Founder and the Company shall give prompt written notice to China Growth of any Third Party Claims or other facts and circumstances known to the Founder or the Company which may entitle China Growth to indemnification under this Section 9.2.

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9.3          Indemnification by China Growth. Subject to the limitations set forth in Section 9.5, China Growth shall indemnify and hold harmless the Founder and the Company from and against, and shall reimburse the Founder for, any Damages which may be sustained, suffered or incurred by the Founder, whether as a result of Third Party Claims or otherwise, and which arise or result from or in connection with or are attributable to the breach of any of China Growth’s representations or warranties or covenants contained in this Agreement. The indemnity in the foregoing clause shall survive the Closing for a period of two (2) years after the Closing Date, other than Claims arising as a result of a breach of the representations and warranties in Section 4.2, as to which it shall survive without limitation as to time. China Growth shall give the Founder prompt written notice of any Third Party Claims or other facts and circumstances known to China Growth which may entitle the Founder to indemnification under this Section 9.3.

9.4          Notice, Etc.

(a)          A Party required to make an indemnification payment pursuant to this Agreement (“Indemnifying Party”) shall have no liability with respect to Third Party Claims or otherwise with respect to any covenant, representation, warranty, agreement, undertaking or obligation under this Agreement unless the Party entitled to receive such indemnification payment (“Indemnified Party”) gives notice to the Indemnifying Party specifying (i) the covenant, representation or warranty, agreement, undertaking or obligation contained herein which it asserts has been breached, (ii) in reasonable detail, the nature and dollar amount (or estimate, if the magnitude of the Claim cannot be precisely determined at that time) of any Claim the Indemnified Party may have against the Indemnifying Party by reason thereof under this Agreement, and (iii) whether or not the Claim is a Third Party Claim.

(b)          With respect to Third Party Claims, an Indemnified Party (i) shall give the Indemnifying Party prompt notice of any Third Party Claim, (ii) prior to taking any action with respect to such Third Party Claim, shall consult with the Indemnifying Party as to the procedure to be followed in defending, settling, or compromising the Third Party Claim, (iii) shall not consent to any settlement or compromise of the Third Party Claim without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed), and (iv) shall permit the Indemnifying Party, if it so elects, to assume the exclusive defense of such Third Party Claim (including, except as provided in Section 9.4(d), the compromise or settlement thereof) at its own cost and expense.

(c)          If the Indemnifying Party shall elect to assume the exclusive defense of any Third Party Claim pursuant to this Agreement, it shall notify the Indemnified Party in writing of such election, and the Indemnifying Party shall not be liable hereunder for any fees or expenses of the Indemnified Party’s counsel relating to such Third Party Claim after the date of delivery to the Indemnified Party of such notice of election.

(d)          The Indemnifying Party will not compromise or settle any such Third Party Claim without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed) if the relief provided is other than monetary damages or such relief would have a Material Adverse Effect on the Indemnified Party. Notwithstanding the foregoing, if the Indemnifying Party elects to assume the defense with respect to any Third Party Claim, the Indemnifying Party shall have the right to compromise or settle for solely monetary damages such Third Party Claim, provided such settlement would not reasonably be expected to have a Material Adverse Effect on the Indemnified Party.

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(e)          Notwithstanding the foregoing, the Party which defends any Third Party Claim shall, to the extent required by any insurance policies of the Indemnified Party, share or give control thereof to any insurer with respect to such Claim.

9.5          Limitations.

(a)          The Founder and the Company shall not be required to indemnify China Growth under Section 9.2 unless the aggregate of all amounts for which indemnity would otherwise be due against it exceeds $200,000, but then the Founder will be liable for the full amount of Damages.

(b)          China Growth shall not be required to indemnify the Founder under Section 9.3 unless the aggregate of all amounts for which indemnity would otherwise be due against it exceeds $200,000, but then China Growth will be liable for the full amount of Damages.

9.6          Claims On Behalf or In Right of China Growth. Pursuant to the provisions of this Article IX, if any Claim for indemnification is to be brought against the Company on behalf of or by right of China Growth, the Company may, at its sole discretion, decide to have such Claim determined solely and exclusively by an Independent Committee of the Board of Directors of China Growth (the “Independent Committee”). Any decision of the Independent Committee will be binding on and non-appealable by the Parties. At the Closing, the Independent Committee will initially consist of Xuesong Song and Zengbiao Zhu and thereafter must consist of at least two directors of China Growth that are “independent directors” under Nasdaq listing rules and shall not be direct or beneficial owners of 5% or more of the voting capital shares of China Growth. For a period of not less than four years after Closing or such longer period until final resolution of Claims then pending under this Article IX brought by or by right of China Growth, the Board of Directors of China Growth will maintain a sufficient number of independent directors such that it will be able to maintain the Independent Committee. For the sake of clarity, if the Independent Committee is not able to render a decision, or if at any time prior to a decision of the Independent Committee the Company decides not to pursue resolution of the Claim before the Independent Committee, the Parties may pursue any other forum for resolving disputes available hereunder.

9.7          No Claim Against Trust Fund. It is understood by the Founder and the Company that in the event of breach of this Agreement or any other Transactional Documents by China Growth, that they have no right to any amount held in the Trust Account and they will not make any claim against the amount of the funds held in the Trust Account.

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9.8          Penalty Payments.

(a)          The Parties hereto agree that in the event that the Company and the Founder, on the one hand, breach the provisions of Section 5.7, or China Growth, on the other hand, breaches the provisions of Section 6.3, as applicable, then, if within six (6) months after such breach, the breaching Party closes any transaction or financing relating to the capital stock, debt, assets or business, in whole or in part, whether through direct purchase, merger, consolidation or other business combinations; the breaching Party(s) shall pay to the non- breaching Party the sum of US$3 million, plus non-breaching Party’s reasonable costs incurred in enforcing this Section, within thirty (30) days after request by the non-breaching Party.

(b)          The Company and the Founder shall be jointly and severally liable for any amounts payable to China Growth under this Section 9.8.

(c)          Any amounts payable by China Growth under this Section 9.8, shall be assumed by Xuesong Song and Jin Shi pursuant to the Assumption Agreement.

Article X
TERMINATION AND ABANDONMENT

10.1        Methods of Termination. The Transactions may be terminated and/or abandoned at any time but not later than the Closing:

(a)          by written consent of the Parties;

(b)          (i) by China Growth, if the Company amends or supplements any schedule hereto in accordance with Section 7.4 hereof and such amendment or supplement reflects facts or events that would reasonably be expected to have a Company Material Adverse Effect, or (ii) by the Company, if China Growth amends or supplements any schedule hereto in accordance with Section 7.4 hereof and such amendment or supplement reflects facts or events that would reasonably be expected to have a Material Adverse Effect on China Growth;

(c)          by either China Growth or the Company, if the Closing has not occurred by February 26, 2012 (or such later date as may be established by the shareholders of China Growth as the deadline by which China Growth must complete a Business Combination); provided, however, that the right to terminate this Agreement under this Section 10.1(c) shall not be available to any Party that is then in breach of any of its covenants, representations or warranties in this Agreement;

(d)          by Company, (i) if China Growth shall have breached any of its covenants in Article VI or VII hereof in any material respect, (ii) if the representations and warranties of China Growth contained in this Agreement shall not be true and correct in all material respects, at the time made, or (iii) if such representations and warranties shall not be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Closing Date, and in any such event, if such breach is subject to cure, China Growth has not cured such breach within 10 Business Days of notice from the Company of an intent to terminate;

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(e)          by China Growth, (i) if the Company or the Founder shall have breached any of the covenants in Articles V or VII hereof in any material respect, (ii) if the representations and warranties of the Company and the Founder contained in this Agreement shall not be true and correct in all material respects, at the time made, or (iii) if such representations and warranties shall not be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Closing Date, and in any such event, if such breach is subject to cure, the Company and the Founder have not cured such breach within ten (10) Business Days of China Growth’s notice of an intent to terminate;

(f)          by China Growth or the Company if either of their respective Boards of Directors shall have determined in good faith, based upon the advice of outside legal counsel, that failure to terminate this Agreement is reasonably likely to result in such Board of Directors breaching its fiduciary duties to the shareholders of China Growth or the Company, as applicable, under applicable Laws by reason of the pendency of an unsolicited, bona fide written proposal for a superior transaction;

(g)          by the Company or the Founder, if this Agreement and the Transactions shall fail to be approved and adopted by the shareholders of the Company pursuant to its Memorandum and Articles of Association.

10.2        Effect of Termination.

(a)          In the event of termination and abandonment of this Agreement by China Growth or by the Company and the Founder, or both, pursuant to Section 10.1 hereof, written notice thereof shall forthwith be given to the other Parties, and except as set forth in Article IX and this Section 10.2, all further obligations of the Parties shall terminate, no Party shall have any right against the other Parties hereto, and each Party shall bear its own costs and expenses.

(b)          If the Transactions are terminated and/or abandoned as provided herein:

(i)          each Party hereto will return all documents, work papers and other material (and all copies thereof) of the other Parties relating to the Transactions, whether so obtained before or after the execution hereof, to the Party furnishing the same; and

(ii)         all confidential information received by a Party hereto with respect to the business of the other Parties shall be treated in accordance with Section 7.6 hereof, which shall survive such termination or abandonment.

Article XI
DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Actions” means any claim, action, suit, litigation, arbitration, inquiry, proceeding or investigation by or pending before any Governmental Authority.

“Acquisition Shareholder Meeting” has the meaning set forth in Section 6.2.

“Affiliate” means, with respect to a Person, any other Person who Controls, is Controlled by or is under common Control with such Person.

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“Agreement” has the meaning set forth in the preamble of this Agreement.

“Assumption Agreement” has the meaning set forth in Section 8.2(h).

“Audited Financial Statements” has the meaning set forth in Section 3.10.

“Business Combination” has the meaning set forth in the Memorandum and Articles of Association of China Growth.

“Business Day” means a day of the year on which banks are not required or authorized to be closed in the City of New York.

“Certain Personal Property” has the meaning set forth in Section 3.13(a).

“Certain Personal Property Leases” has the meaning set forth in Section 3.13(a).

“Certificates” has the meaning set forth in Section 2.2(a).

“China Growth” has the meaning set forth in the preamble of this Agreement.

“China Growth Shares” has the meaning set forth in Section 1.2(a).

“China Growth’s Balance Sheet” has the meaning set forth in Section 4.6.

“Claim” means any claim, demand, suit, proceeding or action.

“Closing” has the meaning set forth in Section 2.1.

“Closing Date” has the meaning set forth in Section 2.1.

“Commission” has the meaning set forth in Section 4.7.

“Commission Reports” has the meaning set forth in Section 4.7.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Equity Rights” has the meaning set forth in Section 1.2(a).

“Company Group” means the Subsidiaries and Affiliates of the Company as listed on Exhibit E hereto.

“Company Financial Statements” has the meaning set forth in Section 3.10.

“Company Material Adverse Effect” means a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; provided that, without limiting the generality of the foregoing, any adverse effect resulting in any loss, directly or indirectly, of at least US$400,000 or its equivalent, to the Company and its Subsidiaries, taken as a whole, shall be deemed to constitute a Company Material Adverse Effect.

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“Company Ordinary Shares” has the meaning set forth in Section 1.2(a).

“Company Shares” has the meaning set forth in Section 1.2(a).

“Company’s Accountants” means UHY Vocation HK CPA Limited.

“Competitive Business” has the meaning set forth in Section 5.5(g).

“Confidential Information” has the meaning set forth in Section 5.5(a).

“Contracts” mean any contract, agreement, lease, license or similar instrument.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the Board of Directors or comparable governing body of such Person. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Copyrights” shall mean all copyrights, including rights in and to works of authorship and all other rights corresponding thereto throughout the world, whether published or unpublished, including rights to prepare, reproduce, perform, display and distribute copyrighted works and copies, compilations and derivative works thereof.

“Damages” means the dollar amount of any loss, damage, expense or liability, including, without limitation, reasonable attorneys’ fees and disbursements incurred by an Indemnified Party in any action or proceeding between the Indemnified Party and the Indemnifying Party or between the Indemnified Party and a third party, which is determined (as provided in Article IX) to have been sustained, suffered or incurred by a Party or the Company and to have arisen from or in connection with an event or state of facts which is subject to indemnification under this Agreement; the amount of Damages shall be the amount finally determined by a court of competent jurisdiction or appropriate governmental administrative agency (after the exhaustion of all appeals) or the amount agreed to upon settlement in accordance with the terms of this Agreement, if a Third Party Claim, or by the Parties, if a Direct Claim.

“Direct Claim” means any claim other than a Third Party Claim.

“Disclosure Letter” has the meaning set forth in Section 3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Founder” has the meaning set forth in the preamble of this Agreement.

“Funds of Related Party” has the meaning set forth in Section 8.3.

“Future Interim Financial Statements” has the meaning set forth in Section 8.3(c).

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“GAAP” means generally accepted accounting principles in a particular jurisdiction, as consistently applied.

“Government Securities” means any Treasury Bill issued by the United States having a maturity of one hundred and eighty days or less.

“Governmental Authority” means any PRC or non-PRC national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body. For the sake of clarity, “Governmental Authority” does not include any government or state-owned enterprise.

“Indemnified Party” has the meaning set forth in Section 9.4.

“Indemnifying Party” has the meaning set forth in Section 9.4.

“Independent Committee” has the meaning set forth in Section 9.6.

“Intellectual Property” means any intellectual property rights, including, without limitations, Patents, Copyrights, service marks, moral rights, Trade Secrets, Trademarks, designs and Technology, together with (a) all registrations and applications for registration therefore and (b) all rights to any of the foregoing (including (i) all rights received under any license or other arrangement with respect to the foregoing, (ii) all rights or causes of action for infringement or misappropriation (past, present or future) of any of the foregoing, (iii) all rights to apply for or register any of the foregoing, (iv) domain names and URL’s of or relating to the Acquired Assets and variations of the domain names and URL’s, (vi) Contracts which related to any of the foregoing, including invention assignment, intellectual property assignment, confidentiality, and non-competition agreements, and (vii) goodwill of any of the foregoing.

“Interim Financial Statements” has the meaning set forth in Section 8.3(b).

“Knowledge” means, with respect to any Person, the actual knowledge of such Person and that knowledge which should have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent business person would have made or exercised in the management of his or her business affairs.

“Laws” means all statutes, rules, regulations, ordinances, orders, writs, injunctions, judgments, decrees, awards and restrictions, including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to zoning, land use, safety, health, environment, hazardous substances, pollution controls, employment and employment practices and access by the handicapped.

“Lien” means any lien, claim, contingent interest, security interest, charge, restriction or encumbrance, other than those (i) for Taxes not yet due and payable or being contested in good faith by an appropriate proceeding for which adequate reserves have been established, (ii) for mechanics liens or similar liens or labor, materials or supplies incurred in the ordinary course of business for amounts that are not delinquent, (iii) arising by operation of law, and (iv) that, individually or when aggregated, are not material.

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“Material Adverse Effect” means, with respect to any Person, any (i) event, occurrence, fact, condition, change or development that has had a material adverse effect on the operations, results of operations, financial condition, assets or liabilities of such Person; (ii) material adverse effect on such Person’s ability to perform any material obligations of such Person hereunder or under any other Transaction Document or any Material Contract of such Person, as applicable; (iii) material adverse effect on any material rights such Person may have hereunder or under any other Transaction Document or any Material Contract of such Person.

“Material Contract” means, with respect to any Person, any outstanding Contract material to the business of such Person as of or after the date hereof and includes without limitation those Contracts disclosed in Section 3.14 of the Disclosure Letter.

“New Opportunity” has the meaning set forth in Section 5.5(h).

“Non-Competition Period” has the meaning set forth in Section 5.5(g).

“Party” has the meaning set forth in the preamble of this Agreement.

“Patents” means all United States and foreign patents and utility models and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and equivalent or similar rights anywhere in the world in inventions and discoveries.

“Permits” means all governmental registrations, licenses, permits, authorizations and approvals.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, proprietorship, association, firm, trust, estate, unincorporated organization, cooperative, Governmental Authority, or other enterprise or entity.

“PRC” means the People’s Republic of China, solely for purpose of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.

“PRC GAAP” means PRC Accounting Standards for Business Enterprises in effect from time to time applied consistently throughout the periods involved.

“Proxy Statement” has the meaning set forth in Section 6.2.

“Proxy Statement Information” has the meaning set forth in Section 5.13.

“Purchase Price” has the meaning set forth in Section 1.2.

“Real Estate Leases” has the meaning set forth in Section 3.12.

“Real Property” has the meaning set forth in Section 3.12.

“Reorganization Plan” means the reorganization plan attached hereto as Exhibit G.

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“Representatives” of a Party means such Party’s employees, accountants, auditors, actuaries, counsel, financial advisors, bankers, investment bankers and consultants.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the preamble of this Agreement.

“Software” means all software, in object, human-readable or source code, whether previously completed or now under development, including programs, applications, databases, data files, coding and other software, components or elements thereof, programmer annotations, and all versions, upgrades, updates, enhancements and error corrections of all of the foregoing.

“Subsidiary” means, with respect to any specified Person, any other Person (other than a natural person) Controlled by such specified Person through direct or indirect ownership of equity securities or contractual relationship. When used without reference to a particular Person, “Subsidiary” means a Subsidiary of the Company.

“Tax” or “Taxes” means all income, gross receipts, sales, stock transfer, excise, bulk transfer, use, employment, social security, franchise, profits, property or other taxes, tariffs, imposts, fees, stamp taxes and duties, assessments, levies or other charges of any kind whatsoever (whether payable directly or by withholding), together with any interest and any penalties, additions to tax or additional amounts imposed by any government or taxing authority with respect thereto.

“Technology” means any know-how, confidential or proprietary information, name, data, discovery, formulae, idea, method, process, procedure, other invention, record of invention, model, research, Software, technique, technology, test information, market survey, website, or information or material of a like nature, whether patentable or unpatentable and whether or not reduced to practice.

“Third Party Claim” means a Claim by a Person other than a Party hereto or any Affiliate of such Party.

“Trade Secrets” means all trade secrets under applicable Laws and other rights in know-how and confidential or proprietary information, processing, manufacturing or marketing information, including new developments, inventions, processes, ideas or other proprietary information that provides advantages over competitors who do not know or use it and documentation thereof (including related papers, blueprints, drawings, chemical compositions, formulae, diaries, notebooks, specifications, designs, methods of manufacture and data processing software and compilations of information) and all claims and rights related thereto.

“Trademarks” means any and all United States and foreign trademarks, service marks, logos, trade names, corporate names, trade dress, Internet domain names and addresses, and all goodwill associated therewith throughout the world.

“Transaction Documents” has the meaning set forth in Section 8.1(c).

“Transactions” has the meaning set forth in Section 2.1.

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“Transfer” has the meaning set forth in Section 5.7.

“United States” or “U.S.” means the United States of America.

Article XII
GENERAL PROVISIONS

12.1         Expenses. Except as otherwise provided herein, all costs and expenses, including, without limitation, fees and disbursements of Representatives, incurred in connection with the preparation of this Agreement and the Transactions shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

12.2         Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or by an internationally recognized courier or transmitted by electronic correspondence (in .PDF) or by telecopy to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

(a)	If to the Seller: [Note: Insert notice info]

[_________________________]
Email:_______________

with a copy (which shall not constitute notice) to:

Dacheng Law Firm
Dacheng Law Offices LLP (Fuzhou)
22F North Tower of Huacheng International Building
162 Wusi Road, Fuzhou City
Fujian Province, P.R. China
Attention: Qingqing Li
Email: ___________________

(b)	If to the Company:

Floor 18, Tower A, Zhongshan Building
No. 154, Hudong Road, Gulou District
Fuzhou City, Fujian Province. 350001, PRC
Attention: Qing Lin
with a copy to:

with a copy (which shall not constitute notice) to:

DLA Piper LLP US
701 Fifth Avenue, Suite 7000
Seattle, Washington 98104
Attention: Andrew Ledbotter
Email: Andrew.ledbetter@dlapiper.com
Facsimile: 206-494-1800

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Dacheng Law Firm
Dacheng Law Offices LLP (Fuzhou)
22F North Tower of Huacheng International Building
162 Wusi Road, Fuzhou City
Fujian Province, P.R. China
Attention: Qingqing Li

(c)	If to China Growth:

China Growth Equity Investment Ltd.
CN11 Legend Town,
No.1 Balizhuangdongli, Chaoyang District,
Beijing, 100025, P.R.C.
Attention: Jin Shi
Telephone: 86-10-6550-3186
Facsimile: 86-10-6550-3113 Telephone: 86-10-6569-3988
Facsimile: 86-10-6569-3992
Email: shi@chumcapital.com

with a copy (which shall not constitute notice) to:

Reed Smith LLP
599 Lexington Avenue
New York, New York 10022
Attention: William Haddad

Telephone: +1 (212) 549-0379
Facsimile: +1 (212) 521-5450
Email: Whaddad@reedsmith.com

12.3         Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by the Parties.

12.4         Waiver. China Growth, on the one hand, and all other Parties, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions of the other contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party(s) to be bound thereby.

12.5         Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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12.6         Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that Transactions are fulfilled to the extent possible.

12.7         Entire Agreement. This Agreement and the schedules and exhibits hereto constitute the entire agreement and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.

12.8         Benefit. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Parties. Prior to the Closing, no Party may assign this Agreement or its rights or obligations hereunder, whether by operation of law or otherwise, without the prior written consent of the other Party(s).

12.9         Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Except as otherwise provided herein, all actions and proceedings arising out of or relating to the interpretation and enforcement of the provisions of this Agreement or in respect of the Transactions shall be heard and determined in the United States District Court for the Southern District of New York and any federal appellate court therefrom (or, if United States federal jurisdiction is unavailable over a particular matter, the Supreme Court of the State of New York, New York County) and the Parties hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such action or proceeding.

12.10         NO JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.

12.11         Counterparts. This Agreement may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement. Execution or delivery by electronic transmission (in PDF) shall constitute due execution or delivery for all purposes.

12.12         Regulatory Requirements. In the event that the regulatory requirements of any applicable Governmental Authority (including any new laws or regulations or interpretations of existing laws or regulations) prohibit or materially restrict the ability of the Parties to consummate the acquisition of the Company as contemplated, the Parties will revise the transaction as necessary to comply with such regulatory requirements while preserving to the greatest extent possible the intended economic consequences of the transaction.

(Signatures on Next Page)

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

CHINA GROWTH EQUITY INVESTMENT LTD.

By:
Name:
Title:

HEROIC TREASURE LIMITED

By:
Name:
Title:

MERCHANT SUPREME CO., LTD

By:
Name:
Title:

PRIME CHEER CORPORATION LIMITED

By:
Name:
Title:

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD

By:
Name:
Title:

FUZHOU HONGLONG OCEAN FISHERY CO., LTD

By:
Name:
Title:

ZHUO XINRONG

[Signature Page to Share Purchase Agreement]

ACCEPTED AND AGREED AS TO SECTION 9.8

XUESONG SONG

JIN SHI

[Signature Page to Share Purchase Agreement]

EXHIBIT A

CONTRACTUAL MANAGEMENT AGREEMENT

This document has been translated for information purposes only; the Chinese text is the only valid document.

Pingtan Guansheng Ocean Aquatic Products Co., Ltd.

Ms. Honghong Zhuo

Mr. Zhiyan Lin

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

CONTRACTED MANAGEMENT AGREEMENT

☐Unofficial Translation☐

This Contracted Management Agreement (the “Agreement”) is made the [ ] day of [ ] at Fuzhou City, Fujian Province, among:

Pingtan Guansheng Ocean Aquatic Products Co., Ltd. (the “WFOE”)

Address: 4/F No. 137 Lianhua Village, Hongshan Neighborhood Committee, Tancheng Town Pingtan County, Fujian Province

Legal representative: Xu Jiang

Ms. Honghong Zhuo (“Ms. Zhuo”) whose Identity Number is 350128198702252041

Address: Unit 2604 Tower 1 Jinting Apartment, No.1 Yuquan Road, Gulou District, Fuzhou City, Fujian Province

Mr. Zhiyan Lin (“Mr. Lin”) whose Identity Number is 350103194611180139

Address: Unit 501 Tower 1, Huisheng Garden, East Guohuo Road, Jinan District, Fuzhou City, Fujian Province

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. (“Pingtan Fishing”)

Address: Unit 201 No.3 Wamdefu Graden, North Cuiyuan Road, Tancheng Town, Pingtan County, Fujian Province, China

Legal representative: Qixing Chen

As used in this Agreement, each of WFOE, Ms. Zhuo, Ms. Zhuo and Mr. Lin and Pingtan Fishing is respectively referred to herein as the “Party” and collectively referred to herein as the “Parties to the Agreement”.

Whereas

A. The WFOE is a foreign-invested limited liability company duly incorporated and existing under the laws of the People’s Republic of China (the “PRC”).

B. Ms. Zhuo and Mr. Lin is respectively a PRC citizen with full civil capacity.

C. Pingtan Fishing is a limited liability company duly incorporated and existing under the laws of the PRC, engaging in the ocean fishing business.

D. Ms. Zhuo and Mr. Lin respective holds eighty percent (80%) and twenty percent (20%) equity interest in Pingtan Fishing. Ms. Zhuo and Mr. Lin have the rights to jointly make the major decisions for Pingtan Fishing.

NOW THEREFORE the Parties agree as follows:

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1.	Contracted Management; Effective Date

1.1	Pursuant to the terms and conditions of the Agreement, the Parties agree to engage the WFOE to manage the operations of Pingtan Fishing. During the term of contracted management, the WFOE and/or the senior officers employed by the WFOE (the “Officers”) shall take full charge of the business operations of Pingtan Fishing. Except stipulated otherwise, Pingtan Fishing referred in this Agreement includes all its subsidiaries and affiliates.

1.2	The Parties agree and confirm that from the date of this Agreement set forth in the first paragraph of this Agreement (“Effective Date”), the WFOE and/or the Officers shall take full charge of the business operation of Pingtan Fishing, running and managing the business of Pingtan Fishing in accordance with the laws, administrative rules and regulations and the covenants applicable to this Agreement.

1.3	This Agreement is an exclusive contracted management agreement. During the period from Effective Date to the date that this Agreement is terminated, Ms Zhuo and Mr. Lin agrees not to contract its business to any other party for management and not to interfere with Pingtan Fishing’s business operations conducted by the WFOE.

2.	Term of the Contracted Management (the “Term”)

2.1	This Agreement shall be terminate upon the earlier of: (1) such time that the WFOE or another person designated by the WFOE (the “Designated Person”) exercises the exclusive right to purchase the equity interest in Pingtan Fishing in accordance with the terms of the Exclusive Call Option Agreement (the “Call Option Agreement”) signed by the Parties dated as of [ ], 2012, and the WFOE and/or the Designated Person individually/jointly own all of the equity interests in Pingtan Fishing; or (2)20 years from the Effective Date, subject to the right of the WFOE, at its sole option, to renew the term of this Agreement for successive 20 year periods prior to the expiration of each 20 year period upon prior written notice to Ms. Zhuo, Mr.Lin and Pingtan Fishing .

3.	Calculation and Payment of the Fees for the Contracted Management (the “Fees”); The Trust Account

3.1	The parties agree that the WFOE shall, in consideration of the exclusive right to manage the business operations of Pingtan Fishing, pay an annual fee of RMB[ ](the “Annual Fee” ) to Pingtan Fishing. Such payment shall be made within the first month of every contracted management year. The WFOE may disburse such payment from the account of Pingtan Fishing. Pingtan Fishing shall adopt a resolution by the executive director or the board of directors within the first month of every contracted management year to resolve the resolution for Annual Fee disbursal of that year.

3.2	During the term of contracted management, WFOE is entitled to 100% of the net profits of Pingtan Fishing. The net profit means the gross profits of Pingtan Fishing minus its costs and expenses including the payable tax.

3.3	The Parties to this Agreement shall pay all their tax liabilities pursuant to all the existing and effective taxation laws and administrative rules and regulations in PRC.

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4.	Delivery

4.1	Within 5 working days from the Effective Date, Ms. Zhuo, Mr. Lin and Pingtan Fishing shall deliver the documents set forth in 4.2 to the WFOE in order that the WFOE can perform the contracted management services to Pingtan Fishing pursuant to the terms of this Agreement.

4.2	At the request of the WFOE, Ms. Zhuo, Mr. Lin and Pingtan Fishing shall deliver copies of the following documents to the WFOE:

a.	all the ownership certificates of Pingtan Fishing’s assets or the third party’s assets which Pingtan Fishing has the right to use, if any, and

b.	all the business permits and licenses and other related documents held by Pingtan Fishing and Pingtan Fishing’s seals, and

c.	all the financial seals and accounting books and records of Pingtan Fishing, and

d.	all the technical data of Pingtan Fishing, and

e.	all the management data of Pingtan Fishing, and

f.	All the related documents which are necessary in order for the WFOE to effectively manage the business of Pingtan Fishing commencing on the Effective Date.

5.	The WFOE’s Rights and Obligations

5.1	The WFOE’s rights. During the Term of this Agreement the WFOE shall have the right to:

5.1(1)	manage and control the business and assets of Pingtan Fishing in its sole discretion. The right of management includes, but not limited to, the rights of (1) establishing and implementing the policies and guidelines of the management, (2) entering into any business agreements, carrying out business operation and take full liability for such business operation, and (3) disposing and using all of the assets of Pingtan Fishing , including but not limited to, the real property, intangible property and working capital.

5.1(2)	propose Ms. Zhuo and Mr. Lin to adopt the shareholder’s resolution to increase or decrease Pingtan Fishing’s registered capital, issue debt instruments, merge Pingtan Fishing with any legal entity, separate Pingtan Fishing, dissolve, liquidate or reform Pingtan Fishing, change Pingtan Fishing’s articles of association.

5.1(3)	independently nominate any persons to act as all the directors or supervisors of Pingtan Fishing or replace the original director and supervisor of Pingtan Fishing and propose the remuneration of such director and supervisor.

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5.1(4)	appoint the managing officers to Pingtan Fishing, including the general manager, deputy general manager and or other senior officers and the financial controller and make the decisions for their remuneration.

5.1(5)	delineate the organizational structure of the Pingtan Fishing and formulate the internal management rules for Pingtan Fishing and employ any technical personnel required for the business of Pingtan Fishing .

5.1(6)	establish Pingtan Fishing ’s employer-employee arrangements including but not limited to, recruitment, rewards and punishment, dismissal, wages, all in accordance with the relevant laws and administrative rules and regulations, with approval by the board of directors of Pingtan Fishing and all its subsidiaries.

5.1(7)	take a loan directly or cause Pingtan Fishing or its subsidiaries to borrow funds, with prior notice to Ms. Zhuo and Mr. Lin, provided that the loan shall be used for the operation and management of Pingtan Fishing .

5.1(8)	receive 100% of the net profits of Pingtan Fishing pursuant to the terms of this Agreement.

5.1(9)	exercise all other customary powers and duties associated with the management authority and responsibilities contemplated hereby.

5.2	The WFOE’s Obligations

5.2(1)	The WFOE shall operate the business of Pingtan Fishing as contractor according to this Agreement.

5.2(2)	The WFOE shall operate Pingtan Fishing ’s business and manage Pingtan Fishing ’s assets in accordance with applicable PRC laws and regulations.

5.2(3)	The WFOE shall repair, maintain, renovate and purchase new assets to ensure that Pingtan Fishing ’s business is operated and managed in good status. The cost for such repair, maintenance, renovation and purchase will be borne by Pingtan Fishing .

6.	Ms. Zhuo, Mr. Lin and Pingtan Fishing ’s Obligations

6.1(1)	Ms. Zhuo, Mr. Lin and Pingtan Fishing shall assist the WFOE in carrying out the contracted management in accordance with the terms of this Agreement. Both of Ms. Zhuo and Mr.Lin agree to execute a Power of Attorney granting the WFOE certain rights, including full voting power over its equity interest in Pingtan Fishing .

6.1.(2)	Without the WFOE’s written consent, Ms. Zhuo, Mr. Lin and Pingtan Fishing shall not directly or indirectly dispose the equity interest or assets of Pingtan Fishing by mortgage, pledge, assignment or any other methods whatsoever. Ms. Zhuo, Mr. Lin or Pingtan Fishing shall not adopt the resolution for Pingtan Fishing to increase its registered capital, issue securities or share option, grant the call option right or preemptive right to any other party or to enter into any related agreement whatsoever.

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6.1(3)	Ms. Zhuo, Mr. Lin or Pingtan Fishing shall not interfere with WFOE’s control and management of the operations of Pingtan Fishing.

6.1(4)	Ms. Zhuo, Mr. Lin and Pingtan Fishing agree that they shall adopt the resolutions for the proposal by WFOE pursuant to clause 5.1 of this Agreement.

7.	Representation, Warranties and Promises

7.1	The WFOE hereby represents and warrants that

7.1(1)	It has the right and ability to sign and perform this Agreement. The Agreement is binding on the WFOE in accordance with its terms.

7.1(2)	It has taken such appropriate and necessary action to authorize the appropriate persons to sign and execute and perform the obligations under this Agreement and obtained any necessary approvals and authorizations.

7.1(3)	Its execution and performance of this Agreement does not violate any laws or administrative rules and regulations, or any agreements or any covenants with a third party.

7.1(4)	All the documents and materials provided by the legal representative of , or other representatives authorized by, the WFOE to Ms. Zhuo, Mr. Lin and Pingtan Fishing during the negotiation for the execution of this Agreement are authentic and correct.

7.2	Each of Ms. Zhuo, Mr. Lin and Pingtan Fishing represents and warrants that

7.2(1)	Both of Ms. Zhuo and Mr. Lin are PRC citizens with full civil capacity. This Agreement is binding on them in accordance with its terms.

7.2(2)	Both of Ms. Zhuo and Mr. Lin’s execution and performance of this Agreement does not violate any PRC laws or administrative rules and regulations, which is binding upon them, nor does such execution and performance violate any agreement to which any of them is a party, or any covenant with any third party.

7.2(3)	Pingtan Fishing ’s execution and performance of this Agreement does not violate any PRC laws or administrative rules and regulations, which is binding upon it, nor does such execution and performance violate any of its constitutional documents or the agreement to which it is a party, or any covenant with any third party.

7.2(4)	All the documents and materials provided by Ms. Zhuo or Mr. Lin to the legal representative of , or other representatives authorized by, the WFOE during the negotiation for the execution of this Agreement are authentic and correct.

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7.2(5)	Both of Ms. Zhuo and Mr.Lin have full authority to enter into this Agreement to engage the services of the WFOE for the management of the business operations of Pingtan Fishing.

7.2(6)	Prior to (including) the Effective Date, the assets of Pingtan Fishing are in good working condition.

7.2(7)	Ms Zhuo and Mr. Lin should take joint and several liability for all their obligations underyling this Agreement.

7.3	Pingtan Fishing represents and warrants that

7.3(1)	Pingtan Fishing is a limited liability company duly incorporated and validly existing under the laws of PRC and has the rights and abilities to sign and execute and perform this Agreement. This Agreement is binding on Pingtan Fishing in accordance with its terms.

7.2(2)	Pingtan Fishing has authorized the appropriate persons to sign and execute and perform the obligations under this Agreement and obtained any necessary approvals and authorizations.

7.2(3)	Pingtan Fishing ’s execution and performance of this Agreement does not violate any PRC laws or administrative rules and regulations, which is binding upon it, nor does such execution and performance violate any of its constitutional documents or the agreement to which it is a party, or any covenant with any third party.

7.2(4)	All the documents and materials provided by the legal representative of or other representatives authorized by Pingtan Fishing, to the legal representative of or other representatives authorized by the WFOE, during the negotiation for the execution of this Agreement are authentic and correct.

7.2(5)	Prior to (including) the Effective Date, the assets of Pingtan Fishing are in good working condition.

8.	Modification and Assignment

8.1	Any modifications to this Agreement must be in writing signed by the Parties after negotiation.

8.2	Ms. Zhuo, Mr. Lin and Pingtan Fishing irrevocably agree and promise that the WFOE is entitled, in its sole discretion, to assign or partly assign all the rights and obligations under this Agreement to any other party designated by the WFOE, without the consent, of any other Party and agrees to notify the other Parties of such assignment.

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8.3	Each of Ms. Zhuo, Mr. Lin and Pingtan Fishing irrevocably agrees and promises that the WFOE is entitled to, in its sole discretion, dissolve this Agreement by notifying them without their consent.

9.	Liabilities for Breach of the Agreement and the Termination of the Agreement

9.1	Unless otherwise stipulated under this Agreement, in case of any loss sustained by one Party hereto due to any breach of this Agreement by the other Party(s), the breaching Party shall bear legal liabilities according to the law and be liable for all losses sustained by the non-defaulting party(s) due to such breach.

9.2	The Parties agree that the liabilities for breach of the Agreement are compensatory and shall not exceed the losses sustained by the non-defaulting party(s)

9.3	This Agreement may be terminated in the occurrence of any of the following events:

(1)	this Agreement is terminated in accordance with its terms; or

2)	pursuant to Section 8.3 hereof.

9.4	According to Section 8.3, the WFOE has the right to terminate this Agreement by delivering written notice to Ms. Zhuo, Mr.Lin and Pingtan Fishing. In such event, this Agreement will terminate without penalty upon the delivery of the written notice to Ms. Zhuo, Mr. Lin and Pingtan Fishing.

9.5	Excepted as set forth in Section 8.3 in this Agreement, no Party shall dissolve this Agreement in its sole discretion, nor shall any party interfere with the normal execution and performance of this Agreement by the other party(s).

10.	Force Majeure

10.1	No party shall be liable if it is delayed or prevented from performing its obligations under this Agreement by Force Majeure. Force Majeure means acts of nature, fire, earthquake, war and political turmoil, and any other event that is beyond the party’s reasonable control, is not forseeable and cannot be prevented with reasonable care.

10.2	When the event of Force Majeure arises, the affected party shall inform the other Parties within 15 business days. The affected party which does not perform the obligations under this Agreement shall be responsible for any damage caused by failure of informing other parties. After the event of Force Majeure is removed, the affected party shall resume performance of this Agreement with its best efforts.

11.	Governing Laws and Settlement of the Disputes

11.1	The execution, validity, performance, interpretation and settlement of disputes shall be governed by PRC laws.

11.2	If any disputes arise out of performance of this Agreement, the Parties shall first settle such disputes through friendly negotiations. Should such disputes fail to be settled through negotiation within 20 days after the disputes arises, each Party may submit such disputes to the court with jurisdiction.

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12.	Miscellaneous

12.1	The parties to the Agreement agree that all the business materials relating to the performance of the Agreement are confidential and shall not be disclosed to a third party unless the disclosure of materials is required by the laws or administration rules and regulations of PRC or by supervising authority. Notwithstanding the foregoing, the Parties acknowledge that this Agreement can be filed with the Securities and Exchange Commission in the United States.

12.2	Notices or other communications required to be given by any party pursuant to this Agreement shall be written. Any party should inform the other parties if his address, contact number or fax number have been changed. If a Party fails to inform the other Parties of its contact information, the notice will deemed to be duly served when it is delivered to the address or fax number last known by other Parties.

12.3	Should all or any part of any provision hereof be held void by the court with jurisdiction or the relevant authority, then such part of the provision shall be deemed to have been deleted; provided that, such deletion shall in no way affect the legal force of any other part of the provisions or any other provision hereof.

12.4	This Agreement is made in six (6) originals in Chinese, of which WFOE and Pingtan Fishing shall hold two and each of Ms Zhuo and Mr. Lin shall hold one. Each original has the same validity.

[Blank below]

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[Page for signatures]

Pingtan Guansheng Ocean Aquatic Products Co., Ltd.

By:

Name:

Title:

Mr. Honghong Zhuo

By:

Name:

Title:

Mr. Zhiyan Lin

By:

Name:

Title:

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

By:

Name:

Title:

10

EXHIBIT B

EQUITY PLEDGE AGREEMENT

This document has been translated for information purposes only; the Chinese text is the only valid document.

Ms. Honghong Zhuo

Mr. Zhiyan Lin

Pingtan Guansheng Ocean Aquatic Products Co., Ltd.

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

Equity Interest Pledge Agreement

☐Unofficial Translation☐

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The Equity Interest Pledge Agreement (the “Agreement”) made the [ ] day of [ ] at Fuzhou City, Fujian Province, among:

Ms. Honghong Zhuo (“Ms. Zhuo”) whose Identity Number is 350128198702252041

Address: Unit 2604 Tower 1 Jinting Apartment, No.1 Yuquan Road, Gulou District, Fuzhou City, Fujian Province

Mr. Zhiyan Lin (“Mr. Lin”) whose Identity Number is 350103194611180139

Address: Unit 501 Tower 1, Huisheng Garden, East Guohuo Road, Jinan District, Fuzhou City, Fujian Province

Pingtan Guansheng Ocean Aquatic Products Co., Ltd. (the “WFOE”)

Address: 4/F No. 137 Lianhua Village, Hongshan Neighborhood Committee, Tancheng Town Pingtan County, Fujian Province

Legal representative: Xu Jiang

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. (“Pingtan Fishing”)

Address: Unit 201 No.3 Wamdefu Graden, North Cuiyuan Road, Tancheng Town, Pingtan County, Fujian Province, China

Legal representative: Qixing Chen

As used in this Agreement, the WFOE, Ms. Zhuo, Mr. Lin and Pingtan Fishing are collectively referred to herein as the “Parties to the Contract”.

Whereas:

1.	Pingtan Fishing is a limited company legally registered and validly existing under the laws of People’s Republic of China (“PRC”) with registered capital RMB 80,000,000, for which Ms. Zhuo contributed RMB 54,600,000 and holds eighty percent (80%) of equity interest in Pingtan Fishing, and Mr. Lin contributed RMB 24,000,000 and holds twenty percent (20%) of equity interest in Pingtan Fishing.

2.	On [ ], 2012, WFOE, Pingtan Fishing, Ms. Zhuo and Mr. Lin entered into the Contracted Management Agreement. (The “Management Agreement”) which stipulates that Pingtan Fishing is contracted to WFOE for management and WFOE shall take full charge of their operation and management.

3.	On [ ], 2012, WFOE , Pingtan Fishing, Ms.Zhuo and Mr. Lin entered into the Exclusive Call Option Agreement (“Call Option Agreement”) which stipulates that according to the Call Option Agreement WFOE or one or more persons designated by WFOE (the “Designated Person”) have the exclusive right to purchase the equity interest in Pingtan Fishing, provided that the transfer of the equity interest will not adversely affect Pingtan Fishing’s business.

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4.	On [ ] 2012, Ms. Zhuo and Mr. Lin have executed a power of attorney (“Power of Attorney”) to irrevocably grant the WFOE or the Designated Person as the sole and exclusive representative of Ms. Zhuo and Mr. Lin and exercise rights of equity interest holders of Pingtan Fishing.

5.	In order to secure the performance of Ms.Zhuo, Mr. Lin and Pingtan Fishing’s obligations in Management Agreement, Call Option Agreement (“Two Agreements”) and to secure the performance of Power of Attorney, Ms. Zhuo and Mr. Lin agree to pledge one hundred percent (100%) of his equity interest held in Pingtan Fishing (the “Pledged Equity Interest”) to WFOE .

NOW THEREFORE, the Parties to the Agreement hereby agree as follows:

1.	The Pledged Equity Interest

1.1	The Pledged Equity Interest is the rights of holders of equity interest, Ms.Zhuo and Mr. Lin, in Pingtan Fishing, producing from their respective capital contributions.

1.2	Ms. Zhuo and Mr. Lin should take joint and several liability to any of their obligations underlying this Agreement.

2.	The obligations to be Secured

2.1	The obligations under the Management Agreement, including the profit during the term of Management Agreement which shall be paid by Pingtan Fishing to WFOE (the “Profit”), the losses sustained by WFOE if the payment of the Profit is delayed and the expense of exercising the right of pledge by WFOE under this Agreement.

2.2	The obligations under the Call Option Agreement, including the whole or part of equity interest in Pingtan Fishing which WFOE has the right to purchase, the loss sustained by WFOE for delayed performance by the other parties of Purchase Agreement and the expense of exercising the right of pledge by WFOE under this Agreement.

2.3	The obligations under the Power of Attorney, the losses sustained by WFOE if the Power of Attorney is cancelled by Ms.Zhuo or Mr. Lin and the expense of exercising the right of pledge by WFOE under this Agreement.

3.	Effective Date and the Term of Pledge

3.1	This Agreement comes into effect upon signing by the Parties and the pledge of equity interest underlying this Agreement has been registered in Pingtan County State Administrative Bureau of Industry and Commerce (“Pingtan SAIC”). This Agreement terminates upon the earlier of (i) the purchase of the entire equity interest by WFOE pursuant to the terms of the Call Option Agreement or (ii) 20 years after the date hereof. The 20 year initial term of this Agreement shall be continuously extended for consecutive additional 20 year periods in the event that the entire equity interest is not purchased by WFOE or Designated Person pursuant to the Call Option Agreement prior to the expiration of the term.

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3.2	The event that it is failure to lodge and register the pledge of equity interest in Pingtan SAIC shall not affect the legality and effectiveness of this Agreement.

3.3	Within 30 working days, the Ms.Zhuo and Mr. Lin should complete the lodge, ie cause the pledge to be registered in Xiamen ABIC and the certificate of registration of the Pledged Equity Interest (the “Certificate”) to be issued. Both of Ms.Zhuo and Mr. Lin should deliver the Certificate to WFOE in three calendar days after it has been issued.

4.	Exercise the Right of Pledge

4.1	During the term of the pledge, in the event that Ms.Zhuo, Mr. Lin or Pingtan Fishing have not fulfilled the obligations under the Two Agreements and the Power of Attorney, according to the terms of this Agreement, WFOE has the right to dispose the Pledged Equity Interest; WFOE shall notify Ms.Zhuo, Mr. Lin and Pingtan Fishing, about their violation of the Agreement when exercising the right of pledge.

4.2	According to clause 4.1 of this Agreement WFOE may exercise the right of the pledge in any time when or after the notice about the violation of the Agreement has been delivered.

4.3	WFOE is entitled to dispose the Pledged Equity Interest, pursuant to the legal procedure, by auction, sale, or evaluation in terms of money and have the priority in receiving the payment from the proceeds of auction and sale.

4.4	Ms.Zhuo, Mr. Lin and Pingtan Fishing should provide necessary assistance to, and should not interfere with, WFOE in disposing the Pledged Equity Interest according to the stipulations of the Agreement and shall assist WFOE to realize the right of pledge.

5.	The Obligations of Ms.Zhuo, Mr. Lin and the Pingtan Fishing

5.1	In order to secure the performance of the Agreement by Pingtan Fishing, Ms.Zhuo and Mr. Lin, as the holders of equity interest in Pingtan Fishing, promise to WFOE:

5.1(1)	Unless agreed by Ms.Zhuo, Mr. Lin and WFOE, during the term of pledge, Ms.Zhuo or Mr. Lin should not assign the whole or part of the equity interest held by him in Pingtan Fishing, nor shall they create pledge, guaranty in any other methods, or set any other real rights granted by security, on the Pledged Equity Interest for the benefit of a third party.

5.1(2)	Without prior written consent by WFOE, not to change the Articles of Association of Pingtan Fishing in any methods.

5.1(3)	Without prior written consent by WFOE, both of Ms.Zhuo and Mr. Lin guarantee that they shall not commence any litigations or arbitrations or agree to settle the disputes through negotiations in any litigations or arbitrations.

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5.1(4)	Without prior written consent by WFOE, Ms.Zhuo or Mr. Lin should not increase or decrease the registered capital of the Pingtan Fishing, nor should he change the proportion of the equity interest in Pingtan Fishing or change the form of the capital contributions in Pingtan Fishing.

5.1(5)	Following proper finance and business standard and tradition, Ms.Zhuo and Mr. Lin should maintain the existence of the Pingtan Fishing, prudently and effectively operate its business affairs;

5.1(6)	Without prior written consent by WFOE from the date of entering into this Agreement, Ms.Zhuo or Mr. Lin shall not at any time approve to sale, transfer, mortgage or, in any manner whatsoever, dispose Pingtan Fishing’s assets, proceeds and legal benefit from the business conducts; or to approve to grant any security on it, unless otherwise required by the normal business conducts;

5.1(7)	Without prior written consent by WFOE, before all the equity interest held by Ms.Zhuo and Mr. Lin in Pingtan Fishing ( “Ms. Zhuo and Mr. Lin’s Equity Interest” ) has been transferred to WFOE or the Designated Persons, Ms.Zhuo or Mr. Lin should not dispose, in any manner whatsoever, Ms.Zhuo and Mr. Lin’s Equity Interest, including without limitation, transfer, pledge the Equity Interest or set up any rights of claims on them. Both of Ms.Zhuo and Mr. Lin guarantee that no resolution will be adopted if such resolution adversely affect WFOE to exercise the rights under the Equity Interest, including without limitation, transfer, pledge the Equity Interest or set up any rights of claim on them.

5.1(8)	Without prior written consent by WFOE, the representatives of Pingtan Fishing’s board of directors shall not adopt the resolution of dividend distribution.

5.1(9)	Without prior written consent by WFOE, Ms.Zhuo or Mr. Lin shall not take any actions to cause Pingtan Fishing to take part in the merger and acquisition transactions with any enterprise, or cause Pingtan Fishing to be liquidated, terminated, or dissolved.

5.1(10)	Without prior written consent by WFOE, Ms.Zhuo or Mr. Lin shall not adopt the board of shareholders’ resolution to approve Pingtan Fishing to have any debt, or to create, success any debts or to secure any debt, unless otherwise required by normal business conducts.

5.1(11)	Ms.Zhuo and Mr. Lin agree to appoint the persons nominated by WFOE to act as all the directors of Pingtan Fishing and cause the board of directors of Pingtan Fishing to appoint the persons nominated by WFOE to act as the General Manager, Chief Finance Controller and other supervisors of Pingtan Fishing, who will perform their responsibilities pursuant to PRC Companies Law and the articles of association of Pingtan Fishing provided that such persons nominated by WFOE are qualified persons pursuant to applicable PRC laws and regulations.

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5.1(12)	Both of Ms.Zhuo and Mr. Lin agree to irrevocably grant the voting rights and, other rights of the holder of equity interest in Pingtan Fishing, to WFOE or the Designated Persons.

5.1(13)	Both of Ms.Zhuo and Mr. Lin agree that all the funds transferred by Pingtan Fishing to Ms.Zhuo and Mr. Lin shall be repatriated to WFOE. All the profit declared by Pingtan Fishing belongs to WFOE.

5.1(14)	Both of Ms.Zhuo and Mr. Lin agree that they shall waiver their priority right of the purchase of each other’s equity interest in Pingtan Fishing when WFOE exercise its right of pledge pursuant to this Agreement.

5.2 Pingtan Fishing’s Obligations

5.2(1)	Without prior written consent by WFOE, Pingtan Fishing shall not distribute dividend to Ms.Zhuo or Mr. Lin, or sell, transfer, gift, mortgage or dispose its assets by any other methods whatsoever.

5.2(2)	Without prior written consent by WFOE, Pingtan Fishing should not terminate the Two Agreements, not should it enter into any contracts with any enterprises or persons which will adversely affect the performance of Two Agreements.

5.2(3)	Without prior written consent by WFOE, Pingtan Fishing should not borrow funds from any other persons or secure the debts for the benefit of any other persons, nor should it take any liabilities outside the normal business conducts of Pingtan Fishing.

5.2(4)	Without prior written consent by WFOE, Pingtan Fishing shall not take part in the merger and acquisition transaction with any other enterprises.

5.2(5)	Without prior written consent by WFOE, Pingtan Fishing shall not transfer its assets to any other enterprises or person.

5.2(6)	Without prior written consent by WFOE, Pingtan Fishing shall not assist Ms.Zhuo or Mr. Lin to assign the Equity Interest.

5.2(7)	Without prior written consent from WFOE, Pingtan Fishing shall not waive any credit or any benefit.

5.2(8)	Pingtan Fishing should execute any decision made by WFOE when it exercises the right of pledge in accordance with the term of this Agreement.

6. Breach of Contract

6.1	In case of any loss sustained by one Party due to any misleading or false representation, (whether fraudulent or not), which leads to non-performance or partial non-performance, such breaching Party shall bear legal liabilities according to the laws and be liable for all losses sustained by the non-defaulting party(s) due to such breach.

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7. Particular Stipulations

7.1	This Agreement shall be binding on the successors of Ms.Zhuo or Mr. Lin.

8. Governing laws and settlement of the disputes

8.1	The execution, validity, performance, interpretation and settlement of disputes shall be governed by PRC laws.

8.2	If any disputes arise out of performance of this Agreement, the Parties shall firstly settle such disputes through friendly negotiations. Should such disputes fail to be settled through negotiation within 20 days after the disputes arise, each party may submit such disputes to the court with jurisdiction.

9. Miscellaneous Provisions

9.1	The parties to this Agreement agree that all the business materials relating to the performance of the Two Agreements and Power of Attorney are confidential and should not be disclosed to a third party unless the disclosure of materials is required by the PRC laws or administration rules and regulations or by supervising authority. Notwithstanding the foregoing, the Parties acknowledge that this Agreement can be filed with the Securities and Exchange Commission in the United States.

9.2	Notices or other communications required to be delivered by any party pursuant to this Agreement shall be written. Any party should inform the other parties if its address, contact number or fax number has been changed. If such obligation is failure to be performed, the notice shall deemed to be duly served when it is delivered to the physical address or fax number last known by other parties.

9.3	The amendments (if any) duly executed by the Parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

9.4	This Agreement is made in eight (7) originals in Chinese, of which WFOE and Pingtan Fishing shall hold two and each of Ms Zhuo and Mr. Lin shall hold one, and, one should be submitted to Pingtan SAIC. Each original has the same validity.

[Blank below]

17

[Page for signatures]

Mr. Honghong Zhuo

By:

Name:

Title:

Mr. Zhiyan Lin

By:

Name:

Title:

Pingtan Guansheng Ocean Aquatic Products Co., Ltd.

By:

Name:

Title:

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

By:

Name:

Title:

18

EXHIBIT C

POWER OF ATTORNEY

This document has been translated for information purposes only; the Chinese text is the only valid document.

Only Chinese proxies will be accepted.

Power of Attorney

Ms. Honghong Zhuo (“Ms. Zhuo”)

Identity Number☐350128198702252041

Address: Unit 2604 Tower 1 Jinting Apartment, No.1 Yuquan Road, Gulou District, Fuzhou City, Fujian Province

Mr. Zhiyan Lin (“Mr. Lin”)

Identity Number: 350103194611180139

Address: Unit 501 Tower 1, Huisheng Garden, East Guohuo Road, Jinan District, Fuzhou City, Fujian Province

Holders of equity interest in Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. (“Pingtan Fishing”), among of which Ms. Zhuo holds eighty percent (80%) and Mr. Lin holds twenty percent (20%) irrevocably grants full powers of attorney to Pingtan Guansheng Ocean Aquatic Products Co., Ltd. (the “WOFE”) at 4/F No. 137 Lianhua Village, Hongshan Neighborhood Committee, Tancheng Town Pingtan County, Fujian Province, China, and the persons designated by WOFE (the “Designated Persons”), with the sole and exclusive power of substitution, to exercise the power as follows, including without limitation:

1. Both of Ms Zhuo and Mr. Lin’s full voting power and other power as the holder of equity interest in Pingtan Fishing, pursuant to Pingtan Fishing’s articles of association and the laws of People’s Republic of China, including without limitation the rights of selling, transferring, pledging or disposing all or part of the equity interest held by him;

2. Rights of designating, appointing and nominating the legal representative (the Chairman of the Board of Directors ), directors, supervisors, general manager and other senior officers of Pingtan Fishing;

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3. All the actions taken by the Designated Persons under this Power of Attorney are deemed to have been taken by both of Ms. Zhuo and Mr. Lin and will be confirmed by them; All the documents signed by the Designated Persons under this Power of Attorney are deemed to be the documents signed by both of Ms. Zhuo and Mr. Lin and will be confirmed by them;

4. The Designated Persons have the power of assignment. They have the power to assign the commitment in above three paragraphs to other person or enterprise, at their sole discretion, without consent from both of Ms. Zhuo and Mr. Lin and without notification to them;

5. The term of this Power of Attorney commences on the date of signing. During the period in which Ms. Zhuo or Mr. Lin is the holder of equity interest in Pingtan Fishing this Power of Attorney is irrevocable and will validly exist.

6. During the term of this Power of Attorney both of Ms. Zhuo and Mr. Lin waive the power delegated to the WOFE and the Designated Persons and will not exercise them.

Signed on [ ], 2012

(Signature of Ms. Zhuo)

(Signature of Mr. Lin)

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EXHIBIT D

EXCLUSIVE CALL OPTION AGREEMENT

This document has been translated for information purposes only; the Chinese text is the only valid document.

Ms. Honghong Zhuo

Mr. Zhiyan Lin

Pingtan Guansheng Ocean Aquatic Products Co., Ltd.

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

EXCLUSIVE CALL OPTION AGREEMENT

(Unofficial Translation)

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The exclusive call option agreement (the “Agreement”) made the [ ] day of [ ] at Fuzhou City, Fujian Province, among:

Ms. Honghong Zhuo (“Ms. Zhuo”) whose Identity Number is 350128198702252041

Address: Unit 2604 Tower 1 Jinting Apartment, No.1 Yuquan Road, Gulou District, Fuzhou City, Fujian Province

Mr. Zhiyan Lin (“Mr. Lin”) whose Identity Number is 350103194611180139

Address: Unit 501 Tower 1, Huisheng Garden, East Guohuo Road, Jinan District, Fuzhou City, Fujian Province

Pingtan Guansheng Ocean Aquatic Products Co., Ltd. (the “WFOE”)

Address: 4/F No. 137 Lianhua Village, Hongshan Neighborhood Committee, Tancheng Town Pingtan County, Fujian Province

Legal representative: Xu Jiang

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. (“Pingtan Fishing”)

Address: Unit 201 No.3 Wamdefu Graden, North Cuiyuan Road, Tancheng Town, Pingtan County, Fujian Province, China

Legal representative: Qixing Chen

As used in this Agreement, the WFOE, Ms. Zhuo, Mr. Lin and Pingtan Fishing are collectively referred to herein as the “Parties to the Contract”.

WHEREAS,

1.	Pingtan Fishing is a limited liability company duly registered under the laws of the People’s Republic of China (the “PRC”), engaging in the ocean fishing. Its registered capital is RMB 80,000,000. Ms. Zhuo holds 80% of equity interest of Pingtan Fishing and Ms. Zhuo and Mr.Lin holds 100% of equity interest of Pingtan Fishing.

2.	On [ ], 2012 the Parties to this Agreement entered into the Contracted Management Agreement (“Management Agreement”) which stipulates that Pingtan Fishing is contracted to the WFOE for management and the WFOE and/or the seniors officers employed by the WFOE have agreed to take full charge of the Pingtan Fishing’s business operations and management during the period of the contracted management.

NOW THEREFORE, the Parties to the Agreement hereby agree as follows:

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1.	Authorization

1.1	Both of Ms. Zhuo and Mr.Lin hereby irrevocably grant to the WFOE an exclusive right (“Purchase Right”) to purchase part or all of the equity interest held by them in Pingtan Fishing (“Equity Interest”). Accordingly, the WFOE or one or more persons designated by WFOE (the “Designated Person”) are entitled to purchase all or any part of the Equity Interest from Ms. Zhuo and Mr.Lin at any time.

1.2	Both of Ms. Zhuo and Mr.Lin promise that other than the WFOE and the Designated Persons, no other party has a right to purchase an Equity Interest.

2.	Transfer of Purchased Equity Interest

2.1	The Parties to this Agreement agree that the WFOE shall deliver a written notice to purchase the Equity Interest (the “Notice of Purchase”) at any time to Ms. Zhuo and Mr.Lin, provided that the transfer of the Equity Interest will not materially and adversely affect Pingtan Fishing’s normal business operations. Once the Notice of Purchase has been delivered, both of Ms. Zhuo and Mr.Lin agree to take all requisite action to transfer the valid ownership (the “Transfer Performance”) of the Equity Interest in Pingtan Fishing to the WFOE and/or the Designated Person in any applicable PRC administrative departments for industry and commerce. Subject to the laws of PRC, both of Ms. Zhuo and Mr.Lin promise to complete Transfer Performance within ninety (90) days from the date of receiving the Notice of Purchase of Equity Interest. During the Transfer Performance period, the Parties hereto and the Designated Person shall execute all other requisite documents and actions under the laws of PRC, including without limitation, entering into the contracts relating to the transfer of Equity Interest (“Equity Interest Transfer Contract”), holding a shareholders’ meeting and adopting shareholders’ resolutions, amending Pingtan Fishing’s articles of association, and providing all necessary materials and information, to cause the WFOE and/or the Designated Person to be the registered owner of the Equity Interest being transferred.

2.2	Every time upon the WFOE’s execution of the Purchase Right, Ms. Zhuo and Mr.Lin shall:

2.2(1)	adopt the resolution of Pingtan Fishing’s board of shareholder to transfer the Equity Interest from Ms. Zhuo and/or Mr.Lin to the WFOE and/or the Designated Person;

2.2(2)	upon the stipulations of the Agreement and the Notice of Purchase from the WFOE, enter into Equity Interest Transfer Contract with the WFOE and/or the Designated Person;

2.2(3)	with the WFOE and/or the Designated Person and Pingtan Fishing, sign or enter into all other requisite contracts or documents, acquire all requisite approvals and consents of the government, unconditionally perform all requisite action to transfer the valid ownership of the Equity Interest to the WFOE and/or the Designated Person and to cause the WFOE and/or the Designated Person to be the registered owner of the Equity Interest being transferred;

2.2(4)	take such action as required herein in a timely fashion and if an extension of the scheduled time is needed, Ms. Zhuo and Mr.Lin agree to notify the WFOE without delay.

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2.3	When the Equity Interest has been transferred, all the rights and obligations thereunder shall be transferred.

2.4	Ms. Zhuo and Mr.Lin shall take such action as may be necessary to cause Pingtan Fishing to issue the certificate evidencing the capital contribution within thirty (30) days to the WFOE and/or the Designated Person after the Transfer Performance is completed.

2.5	The WFOE has the right to have Pingtan Fishing’s accounts and records audited by the auditor.

3.	The Price of Purchase and the Payment

3.1 Except as may be provided by the PRC laws at that time, the price of the purchased Equity Interest (“Price of Payment”) shall be the minimum price as permitted by PRC laws at the time of the transfer of the Equity Interest.

3.2 The WFOE and/or the Designated Person shall pay the full Price of Payment by cash or by any other form of payment in accordance with PRC laws to Ms. Zhuo and Mr.Lin pursuant to the Equity Interest Transfer Contract.

4.	Representations and Warranties

4.1 Representations and Warranties from Ms. Zhuo and Mr.Lin to the WFOE:

4.1(1)	Both of Ms. Zhuo and Mr.Lin are PRC citizens with full civil capacity. They have the right and ability to sign and execute and perform this Agreement and any instruments relating to this Agreement. This Agreement and the related instruments are binding upon both of Ms. Zhuo and Mr.Lin in accordance with their terms;

4.1 (2)	Both of Ms. Zhuo and Mr. Lin have taken such appropriate and necessary action to authorize the appropriate persons to sign and execute and perform the obligations under this Agreement and has obtained any necessary approvals and authorizations; Ms. Zhuo and Mr.Lin have obtained all required consents relating to the execution of this Agreement and the Transfer Performance from such parties as may be necessary, including but not limited to, the creditors of Ms. Zhuo, Mr.Lin or Pingtan Fishing and any required banks. The execution and performance of the obligations of Ms. Zhuo and/or Mr. Lin hereunder do not (i) violate any relevant laws or administrative rules and regulations of PRC; or (ii) breach any contracts entered into by Ms. Zhuo and/or Mr.Lin with any third party.

4.1(3)	The Equity Interest has been legally obtained and is legally owned by both of Ms. Zhuo and Mr. Lin without any security interest at the present time or in the future. For this Section to this Agreement, “Security Interest” shall mean any mortgage, pledge or any other lien on the Equity Interest for the benefit of a third party.

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4.2 Representations and Warranties from the WFOE to Ms. Zhuo and Mr.Lin:

4.2(1)	The WFOE is a limited company duly registered and validly existing under the laws of PRC invested by foreign investors. It has the right, power and capacity to sign and execute and perform this Agreement and any instruments relating to this Agreement. This Agreement and related instruments are binding on the WFOE in accordance with their terms.

4.2(2)	The WFOE has taken such appropriate and necessary action to authorize the appropriate persons to sign and execute and perform the obligations under this Agreement and has obtained any necessary approvals and authorizations.

4.3	Ms. Zhuo, Mr.Lin and the WFOE make representations and warranties to each other that all the representations and warranties between them are authentic and accurate.

5.	Obligations of Ms. Zhuo, Mr.Lin and Pingtan Fishing:

5.1	Without prior consent by the WFOE, Ms. Zhuo or Mr.Lin shall not, before the Equity Interest has been transferred to the WFOE and/or the Designated Person, transfer, mortgage, or dispose of the Equity Interest or any interest therein, under any circumstance or take any action which would create any type of lien on it. Further, Ms. Zhuo or Mr.Lin should not permit the board of shareholder or the board of directors of Pingtan Fishing to adopt any resolutions which will affect WFOE’s right to the Equity Interest in accordance with the terms of this Agreement, including but not limit to transfer, mortgage, pledge the Equity Interest or create a lien on the Equity Interest.

5.2	Without prior written consent of the WFOE, Ms. Zhuo, Mr.Lin or Pingtan Fishing should not to cause Pingtan Fishing’s business scope to be changed or cause Pingtan Fishing to be liquidated, closed down, terminated or dissolved.

5.3	Without the prior written consent of the WFOE, Ms. Zhuo, Mr.Lin or Pingtan Fishing should not to change Pingtan Fishing’s articles of association in any manner whatsoever.

5.4	Without the prior written consent of the WFOE, Ms. Zhuo ,Mr.Lin or Pingtan Fishing should not increase or decrease Pingtan Fishing’s registered capital or change the proportion of equity interest in Pingtan Fishing or change the form of capital contributions.

5.5	Following proper finance and business standards and traditions, Ms. Zhuo, Mr.Lin and Pingtan Fishing should maintain the existence of Pingtan Fishing, prudently and effectively operate the business of Pingtan Fishing under the management of the WFOE in accordance with the terms of the Management Agreement;

5.6	Without prior written consent of WFOE, from the date of entering into this Agreement, Ms. Zhuo, Mr.Lin or Pingtan Fishing should not, at any time, to adopt any resolutions in shareholder’s meeting to approve to sell, transfer, mortgage or dispose Pingtan Fishing’s assets, business or revenue in any manner whatsoever, or approve the grant of any other lien on it, unless otherwise directed or authorized by the WFOE in accordance with the terms of the Management Agreement;

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5.7	In addition to the rights granted to the WFOE under the Power of Attorney, if requested by WFOE, both of Ms. Zhuo and Mr.Lin agree to appoint the persons nominated by the WFOE to act as all the directors of Pingtan Fishing and cause the board of directors of Pingtan Fishing to appoint the persons nominated by the WFOE to act as the general manager, chief finance controller and other supervisors of Pingtan Fishing, who will perform all their responsibilities pursuant to PRC Companies Law and Pingtan Fishing’s articles of association.

5.8	Pingtan Fishing agrees that Ms. Zhuo,Mr.Lin, upon the terms in this Agreement, shall transfer the Equity Interest to the WFOE or the Designated Person.

5.9	Both of Ms. Zhuo and Mr.Lin irrevocably agree to delegate the voting and any other power as the holder of Equity Interest in Pingtan Fishing to the WFOE or the Designated Person, and in furtherance thereof will execute such documents as may be necessary to effectuate the foregoing including but not limited to the execution of the Power of Attorney.

5.10	Both of Ms. Zhuo and Mr.Lin agree not to allow Pingtan Fishing to commence any litigation or arbitration without the WFOE’s prior written consent and not to settle any disputes through negotiations in any litigation or arbitration without the WFOE’s prior written consent.

5.11	Both of Ms. Zhuo and Mr.Lin agree to contribute to Pingtan Fishing the full amount of the Price of Payment received by it pursuant to the terms of this Agreement. Ms. Zhuo and Mr.Lin agrees that it will pay all taxes, costs and expenses related to the thereto.

5.12	Both of Ms. Zhuo and Mr.Lin agree that, as of the date of entering into this Agreement, all funds received by Ms. Zhuo and/or Mr.Lin from Pingtan Fishing shall be distributed to the WFOE. Any and all the profit declared by Pingtan Fishing belongs to the WFOE.

5.13	Without prior written consent by WFOE, Pingtan Fishing shall not sell, assign, gift, mortgage or dispose of its assets in any manner whatsoever to Ms. Zhuo and/or Mr.Lin.

5.14	Without prior written consent by WFOE, Pingtan Fishing shall not (i) terminate the Management Agreement, Power of Attorney or this Agreement, or (ii) enter into any other agreement which will adversely affect the performance of the Management Agreement, Power of Attorney or this Agreement.

5.15	Without prior written consent by WFOE, Pingtan Fishing shall not borrow from any other party or secure the debt for the benefit of a third party.

5.16	Without prior written consent by WFOE, Pingtan Fishing shall not take part in a merger or acquisition transaction with any enterprise or person.

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5.17	Without prior written consent by WFOE, Pingtan Fishing shall not transfer its assets to the account of any other enterprise or person.

5.18	Without prior written by WFOE, Pingtan Fishing shall not take any actions to assist in the transfer of the equity interest held by Ms. Zhuo,Mr.Lin.

5.19	Without prior written consent by WFOE, Pingtan Fishing shall not waive the rights to any credit or any profit.

5.20	Ms. Zhuo and Mr. Lin should take joint and several liability to any of their obligations underlying this Agreement.

6. Force Majeure

6.1	No party shall be liable if it is delayed or prevented from performing its obligation under this Agreement by Force Majeure. Force Majeure means acts of nature, fire, earthquake, war and political turmoil, and any other event that is beyond the party’s reasonable control, is not foreseeable at the date of entering this Agreement and cannot be prevented with reasonable care.

6.2	When an event of Force Majeure arises, the affected party shall inform the other parties within 15 business days. The affected party who does not perform the obligations under this Agreement shall be responsible for any damage caused by failure of informing other parties. After an event of Force Majeure is removed, the affected party shall resume performance of this Agreement with its best efforts.

7. Term

This Agreement shall be effective when it is entered into, with an initial term of 20 years unless it is terminated earlier pursuant to the terms herein. During the term of this Agreement the WFOE can, at any time, purchase from Ms. Zhuo and/or Mr. Lin the Equity Interest, and this Agreement shall terminate when the Transfer Performance of all the Equity Interest is completed. The initial term of this Agreement shall be continuously extended for consecutive additional 20 year periods in the event that the entire Equity Interest is not purchased by the WFOE or the Designated Person prior to the expiration of the term.

8. Particular Stipulations

8.1	Without the prior written consent by WFOE, Ms. Zhuo or Mr.Lin shall not assign its rights and obligations hereunder to any person.

8.2	The WFOE has the right to assign its rights and obligations to this Agreement.

8.3	This Agreement shall bind and benefit the successors of Ms. Zhuo or Mr.Lin

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9. Governing laws and settlement of the disputes

9.1	The execution, validity, performance, interpretation and settlement of disputes shall be governed by PRC laws.

9.2	If any disputes arise out of performance of this Agreement, the Parties shall first settle such disputes through friendly negotiations. Should such dispute fail to be settled through negotiation within 20 days after the disputes arises, each Party may submit such dispute to the court with jurisdiction.

10. Miscellaneous Provisions

10.1	The Parties to this Agreement agree that all the business materials related to this Agreement and the Management Agreement are confidential and should not be disclosed to a third party unless the disclosure of materials is required by the PRC laws or administration rules and regulations or by supervising authority. Notwithstanding the foregoing, the Parties acknowledge that this Agreement can be filed with the Securities and Exchange Commission in the United States.

10.2	Notices or other communications required to be delivered by any party pursuant to this Agreement shall be written. Any party should inform the other parties if its address, contact number or fax number has been changed. If a Party fails to inform the other Parties of its contact information, the notice shall deemed to be duly served when it is delivered to the address or fax last known by other Parties.

10.3	The amendments (if any) duly executed by the Parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

10.4	This Agreement is made in six (6) originals, in Chinese, of which WFOE and Pingtan Fishing shall hold two and each of Ms Zhuo and Mr. Lin shall hold one. Each original has the same validity.

[Blank below]

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[Page for signatures]

Mr. Honghong Zhuo

By:

Name:

Title:

Mr. Zhiyan Lin

By:

Name:

Title:

Pingtan Guansheng Ocean Aquatic Products Co., Ltd.

By:

Name:

Title:

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

By:

Name:

Title:

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EXHIBIT E

COMPANY GROUP

Prime Cheer Corporation Limited, a company incorporated under the laws of the Hong Kong Special Administrative Region

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd, a company incorporated under the laws of PRC

Wholly-Foreign Owned Enterprises (a “WFOE”), a wholly-owned subsidiary of China Growth to be incorporated as part of the reorganization.

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EXHIBIT F

REORGANIZATION PLAN

Set forth below are the restructuring steps to be completed before the Closing.

1. The restructuring steps outside the PRC

1.1	Mr. Xinrong Zhuo shall incorporate Heroic Treasure Limited (BVI) as the sole shareholder in British Virgin Islands.

1.2	Merchant Supreme Co., Ltd. (BVI) shall be established with the investment of Heroic Treasure Limited (BVI), as the sole shareholder, in the British Virgin Islands.

1.3	Prime Cheer Corporation Limited shall be established with the investment of Merchant Supreme Co., Ltd. (BVI), as the shareholder, in Hong Kong.

As of the date of this Agreement the offshore restructuring steps have been accomplished.

2. The restructuring steps in the PRC

2.1	Pingtan Guansheng Ocean Aquatic Products Co., Ltd. (the “WFOE”) shall be incorporated by Prime Cheer Corporation Limited, as the sole shareholder, in Fujian Province. The procedures for the establishment of the WFOE are as follows:

➢	Apply to Pingtan SAIC for the reservation of the WFOE’s name.

➢	Apply to Pingtan County Foreign Trade and Economic Cooperation Bureau for the approval of the establishment of the WFOE.

➢	Handle the formalities at Pingtan Administration for Industry and Commerce (“Pingtan SAIC”) for the establishment of the WFOE.

Currently, the WFOE’s name has been reserved as Pingtan Guansheng Ocean Aquatic Products Co., Ltd.

2.2	Pingtan Fishing shall apply to Pingtan SAIC to change its business scope as follows: (i) Marine fishing (the geographical rang for fishing shall not include the international waters or PRC inland sea area); (ii) Aquatic products cultivation and processed; (iii) Sales of the aquatic products cultivated and processed by itself; In China the aforementioned business items should not be operated without the approval of relevant Governmental Authorities if such approval is required by PRC Laws.

As of the date of this Agreement, this step has not been accomplished.

2.3	Pingtan Fishing shall establish three wholly-owned subsidiaries in Pingtan county. The steps for the establishment of such three subsidiaries are as follows:

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➢	Apply to Pingtan SAIC for the reservation of the names of three wholly-owned subsidiaries of Pingtan Fishing.

➢	Handle the formalities in Pingtan SAIC for the establishment of three wholly-owned subsidiaries of Pingtan Fishing.

Currently, the names of such three wholly-owned subsidiaries of Pingtan Fishing have been reserved in Pingtan SAIC, which are Pingtan Ruiying Fishing Information Consultant Co., Ltd. (“Ruiying Fishing”), Pingtan Dingxin Fishing Information Consultant Co., Ltd.((“Dingxin Fishing”), and Pingtan Duoying Fishing Information Consultant Co., Ltd. (“Duoying Fishing”).

2.4	Pingtan Fishing should cease to hold any equity interest in its three current subsidiaries by the way of equity interest transfer. Pingtan Fishing holds 77.7% of equity interest in Fuzhou Haoyouli Development Co., Ltd. (“Haoyouli”) on behalf of Mr. Sunqiang Zhou. Pingtan Fishing holds 51% of equity interest in Fujian Haiyi International Ship Agency Co., Ltd. (“Haiyi”) on behalf of Mr. Sunqiang Zhou. Pingtan Fishing holds 63.7% of equity interest in Fujian Xinnong Ocean Fishing Development Co., Ltd. (“Xinnong”) on behalf of Mr. Xiaojie Wu. Pingtan Fishing shall return its equity interest in Haoyouli, Haiyi to Mr. Sunqiang Zhou, and shall return its equity in Xinnong to Mr. Xiaojie Wu, by the way of equity interest transfer. The steps as follows:

➢	Pingtan Fishing shall sign the share purchase agreement and its supplemental agreement (if necessary) with Mr. Sunqiang Zhou to transfer its all equity interest in Haoyouli to him at the price equal to 77.7% of Haoyouli’s registered capital and then handle the registration formalities for such change in Pingtan SAIC.

➢	Pingtan Fishing shall sign the share purchase agreement and its supplemental agreement (if necessary) with Mr. Sunqiang Zhou to transfer its all equity interest in Haiyi to him at the price equal to 51% of Haiyi’s registered capital and then handle the registration formalities for such change in Pingtan SAIC.

➢	Pingtan Fishing shall sign the share purchase agreement and its supplemental agreement (if necessary) with Mr. Xiaojie Wu to transfer its all equity interest in Xinnong to him at the price equal to 63% of Xinnong’s registered capital and then handle the registration formalities for such change in Pingtan SAIC.

As of the date of this Agreement, the above steps have not been completed.

2.5	Pingtan Fishing shall obtain a confirmation from Fujian Provincial Department of Foreign Trade and Economic Cooperation which confirms that the Regulations of Security Review of acquisition of PRC domestic enterprises by foreign investors are not applicable to the restructing of Pingtan Fishing.

As of the date of this Agreement, the confirmation has not been obtained.

2.6	Fujian Yihai Investment Co., Ltd. (“Yihai”) shall transfer all of its 70% equity interest in Pingtan Fishing to Ms. Honghong Zhuo.

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➢	Yihai shall sign the share purchase agreement with Ms. Honghong Zhuo to transfer all of its 70% equity interest in Pingtan Fishing to Ms. Honghong Zhuo at the price equal to 70% of Pingtan Fishing’s registered capital and then handle the registration formalities for such change in Pingtan SAIC.

As of the date of this Agreement, the above steps have been completed .

2.7	The establishment of VIE Control. WFOE, Ms. Honghong Zhuo, Mr. Zhiyan Lin and Pingtan Fishing shall enter into a series of contracts/documents (“VIE Agreement”) as follows:

➢	WFOE, Ms. Honghong Zhuo, Mr. Zhiyan Lin and Pingtan Fishing shall enter into the Contracted Management Agreement which stipulates that Pingtan Fishing is contracted to WFOE for management and WFOE shall take full charge of their operation and management and shall obtain all the net profit of Pingtan Fishing;

➢	Ms. Honghong Zhuo, Mr. Zhiyan Lin and WFOE shall enter into the Exclusive Call Option Agreement which provides that the WFOE has the exclusive call option right for the equity interest in Pingtan Fishing provided that the transfer of the equity interest will not adversely affect Pingtan Fishing’s business;

➢	Ms. Honghong Zhuo, Mr. Zhiyan Lin issue the Power of Attorney to irrevocably grant the WFOE or its designated person as the sole and exclusive representative of them and exercise rights of equity interest holders of Pingtan Fishing;

➢	Ms. Honghong Zhuo, Mr. Zhiyan Lin, WFOE and Pingtan Fishing shall enter into the Equity Interest Pledge Agreement to secure the performance of the Contracted Management Agreement, Exclusive Call Option Agreement and Power of Attorney;

➢	Ms. Honghong Zhuo, Mr. Zhiyan Lin and Pingtan Fishing shall lodge and register the pledge underlying the Equity Interest Pledge Agreement to Pingtan County SAIC.

The VIE Agreements have been drafted and shall be executed and take effect before the Closing.

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EXHIBIT G

FORM OF ASSUMPTION AGREEMENT

This Assumption Agreement (this “Agreement”) is made and entered into as of October [__], 2012, by and between China Growth Equity Investment Group Ltd., an exempted company incorporated under the laws of the Cayman Islands (“China Growth”), Heroic Treasure Limited, an exempted company incorporated under the laws of the British Virgin Islands (“Seller”), Merchant Supreme Co., Ltd, an exempted company incorporated under the laws of the British Virgin Islands (“Merchant”), Zhuo Xinrong, a resident of the Hong Kong Special Administrative Region with Identity Certificate No. R401640(7) (the “Founder”), Prime Cheer Corporation Limited, a company incorporated under the laws of the Hong Kong Special Administrative Region, Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd, a company incorporated under the laws of PRC, Fuzhou Honglong Ocean Fishery Co., Ltd., a company incorporated under the laws of the Hong Kong Special Administrative Region, and the undersigned, a director, officer, or both, of China Growth and/or one or more of its subsidiaries (the “Assuming Party”). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, the Parties have entered into that certain Share Purchase Agreement, dated October [__], 2012 (the “Purchase Agreement”), pursuant to which Seller has agreed to sell all of the outstanding capital shares and other equity interests of Merchant to China Growth (the “Share Purchase”); and

WHEREAS, to induce the Parties to enter into the Purchase Agreement, the Assuming Party desires to assume, observe and perform all of China Growth’s obligations under Section 9.8 of the Purchase Agreement, in accordance with the terms, covenants, and conditions described below.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Assumption of Obligations. The Assuming Party hereby assumes, and agrees to be bound by and discharge, all payment obligations required of China Growth under Section 9.8 of the Purchase Agreement as and to the same extent as if the Assuming Party had been an original party thereto.

2.          Effective Time. This Agreement shall be effective immediately upon the Closing of the Share Purchase.

3.          Further Assurances. Each party hereto shall execute such additional documents and instruments and take such further action as reasonably may be required or desirable to carry out the provisions hereof.

4.          Waiver of Compliance. Any failure of China Growth or the Assuming Party to comply with any obligation, covenant, agreement or condition herein may be waived by Merchant or the Founder only by a written instrument signed by an officer of Merchant or by the Founder, as applicable, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

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5.          Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or by an internationally recognized courier or transmitted electronic correspondence (in .PDF) or by telecopy, as set forth in Section 12.2 of the Purchase Agreement if given or made to China Growth, Seller, Merchant, or Founder, or if given or made to the Assuming Party at the following address (or at such other address as the Assuming Party may specify by like notice, except that notices of changes of address shall be effective upon receipt):

[_______________]

[_______________]

[_______________]

Attention: [_______________]

Telephone: [_______________]

Facsimile: [_______________]

Email: [_______________]

6.          Assignment. No Party to this Agreement may assign this Agreement, or its rights or obligations hereunder, by operation of law or otherwise, without obtaining the prior written consent of the other Party(s).

7.          Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Except as otherwise provided herein, all actions and proceedings arising out of or relating to the interpretation and enforcement of the provisions of this Agreement and in respect of the Transactions shall be heard and determined in the United States District Court for the Southern District of New York and any federal appellate court therefrom (or, if United States federal jurisdiction is unavailable over a particular matter, the Supreme Court of the State of New York, New York County) and the parties hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such action or proceeding.

8.          Construction. The captions and titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been jointly prepared by China Growth, Merchant, Seller, the Founder and the Assuming Party and shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.

36

9.          Miscellaneous. This Agreement may be executed in two or more counterparts, and each of which when executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Execution or delivery by electronic transmission (in PDF) shall constitute due execution or delivery for all purposes. Except as otherwise provided herein, this Agreement may not be amended except by an instrument in writing signed by each party hereto. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement (together with the Purchase Agreement) constitutes the entire agreement supersedes all prior agreements and the undertakings, both written and oral, among the parties with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, and the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that each party’s anticipated benefits under this Agreement are fulfilled to the extent possible.

37

IN WITNESS WHEREOF, the parties hereto have executed this Assumption Agreement as of the date first above written.

CHINA GROWTH EQUITY INVESTMENT LTD.

By:
Name:
Title:

HEROIC TREASURE LIMITED

By:
Name:
Title:

MERCHANT SUPREME CO., LTD.

By:
Name:
Title:

PRIME CHEER CORPORATION LIMITED

By:
Name:
Title:

fujian provincial pingtan county ocean fishing group co., ltd.

By:
Name:
Title:

fuzhou honglong ocean fishery co., ltd.

By:
Name:
Title:

Zhuo Xinrong

By:

[___________]

By:

38

COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION OF PINGTAN MARINE ENTERPRISE LTD. (adopted pursuant to Special Resolutions of the Company dated [• ] 2012) COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

PINGTAN MARINE ENTERPRISE LTD.

(adopted pursuant to Special Resolutions of the Company dated [• ] 2012)

1.	The name of the Company is Pingtan Marine Enterprise Ltd.

2.	The Registered Office of the Company will be at the offices of Mourant Cayman Corporate Services, Ltd., Harbour Centre, 42 North Church Street, PO Box 1348, Grand Cayman KY1-1108, Cayman Islands or such other place as the Directors might from time to time decide, with a registered branch office at such other places as Directors may from time to time decide.

3.	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Law (as amended).

4.	The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Law (as amended).

5.	Nothing in the preceding paragraphs shall be deemed to permit the Company to carry on the business of a bank or trust company without being licensed in that behalf under the provisions of the Banks and Trust Companies Law (as amended), or to carry on insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the provisions of the Insurance Law (as amended), or to carry on the business of company management without being licensed in that behalf under the provisions of the Companies Management Law (as amended).

6.	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands, provided that nothing in this Memorandum shall be construed as to prevent the Company from effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of business outside the Cayman Islands.

7.	The liability of each member is limited to the amount from time to time unpaid on such member’s shares.

8.	The share capital of the Company is US$105,000 divided into 100,000,000 Ordinary Shares with a par value of US$0.001 each and 5,000,000 Preferred Shares with a par value of US$0.001 each with the power for the Company insofar as is permitted by law redeem or purchase any of its shares and to increase or reduce the said capital subject to the provisions of the Companies Law (as amended) and the Articles of Association and to issue any part of its capital, whether original, redeemed or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare every issue of shares whether declared to be preference or otherwise shall be subject to the powers hereinbefore contained.

9.	The Company may exercise the power contained in Section 206 of the Companies Law (as amended) to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

INTERPRETATION

1.	In these Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Articles”	means these articles of association of the Company.

“Audit Committee”	means the audit committee of the Company formed pursuant to Article 151 hereof, or any successor audit committee.

“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).

“Automatic Dissolution Event”	has the meaning given to it in Article 173.

“Clearing House”	a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefore) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Company”	means the above named company.

“Competent Regulatory Authority”	a competent regulatory authority in the territory where the Shares (or depositary receipts therefore) are listed or quoted on a stock exchange or interdealer quotation system in such territory.

“Designated Stock Exchange”	means the national market of the Nasdaq Stock Market, Inc.

“Directors”	means the directors for the time being of the Company. “Dividend” includes an interim dividend.

“Electronic Record”	has the same meaning as in the Electronic Transaction Law.

“Electronic Transactions Law”	means the Electronic Transactions Law (as amended) of the Cayman Islands).

“Escrow Agreement”	means the escrow agreement to be entered into between the Company, the Initial Shareholders and a trust company or other qualified financial institution duly appointed by the Directors to hold Shares for a certain period of time.

“Exchange Act”	means the Securities Exchange Act 1934, as amended.

“Executive Office”	means such office of the Company as the Directors may from time to time determine to be the principal office of the Company.

“FINRA”	means the Financial Industry Regulatory Authority, Inc.

“FINRA Rules”	means the rules set forth in the FINRA rulebook.

“Initial Shareholders”	means the holders of Shares in issue immediately prior to the IPO.

“IPO”	has the meaning given to it in Article 170.

“IPO Shares”	has the meaning given to it in Article 170. “Member” has the same meaning as in the Statute.

“Memorandum”	means the memorandum of association of the Company.

“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Over-Allotment Option”	means the option granted to the underwriters to purchase units solely to cover over- allotments.

“Register of Members”	means the register maintained in accordance with the Statute and includes (except where otherwise stated) any duplicate Register of Members.

“Registered Office”	means the registered office for the time being of the Company.

“Seal”	means the common seal of the Company and includes every duplicate seal.

“SEC”	means the United States Securities and Exchange Commission.

“Share and Shares”	means a share or shares in the Company and includes a fraction of a share.

“Special Resolution”	a resolution shall be a special resolution when it has been passed by a majority of not less than two-thirds of votes cast by such Members as, being entitled so to do, vote in person or, in the case of such Members as are corporations, by their respective duly authorised representative or, where proxies are allowed, by proxy at a general meeting of which not less than ten clear days’ notice, specifying (without prejudice to the power contained in these Articles to amend the same) the intention to proposed the resolution as a Special Resolution, has been duly given. Provided that, except in the case of an annual general meeting, if it is so agreed by a majority in number of the Members having the right to attend and vote at any such meeting, being a majority together holding not less than ninety-five per cent. in nominal value of the Shares giving that right and in the case of an annual general meeting, if it is so agreed by all Members entitled to attend and vote thereat, a resolution may be proposed and passed as a Special Resolution at a meeting of which less than ten clear days’ notice has been given; a Special Resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under any provision of these Articles or the Statute; a Special Resolution includes a unanimous written resolution.

“Statute”	means the Companies Law (as amended) of the Cayman Islands.

“Trust Fund”	has the meaning given to it in Article 170.

2.	In the Articles:

2.1.1	words importing the singular number include the plural number and vice versa;

2.1.2	words importing the masculine gender include the feminine gender;

2.1.3	words importing persons include corporations;

2.1.4	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

2.1.5	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

2.1.6	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

2.1.7	headings are inserted for reference only and shall be ignored in construing these Articles; and

2.1.8	in these Articles Section 8 of the Electronic Transactions Law shall not apply.

COMMENCEMENT OF BUSINESS

3.	The business of the Company may be commenced as soon after incorporation as the Directors shall see fit.

4.	The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

ISSUE OF SHARES

5.	Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper.

6.	Without prejudice to the generality of Article 5, the Directors may authorise by resolution or resolutions from time to time:

6.1.1	the issuance of one or more classes or series of preferred shares and may fix the designations, powers, preferences and relative, participation, optional and other rights, if any, and the qualifications, limitations and restrictions thereof, if any, including, without limitation, the number of shares constituting each class or series, dividend rights, conversion rights, redemption privileges, voting powers and liquidation preferences;

6.1.2	the increase or decrease of the size of any class or series of preferred shares (but not below the number of shares of any claxs or series of preferred shares then outstanding or above the number of shares of any class or series of preferred shares then authorized) to the extent permitted by applicable law.

7.	Neither the Company nor the Directors shall be obliged, when making or granting any allotment of, offer of, option over or disposal of shares, to make available any such allotment, offer, option or shares to Members or others with registered addresses in any particular territory or territories being a territory or territories where, in the absence of a registration statement or other special formalities, this would or might, in the opinion of the Directors, be unlawful or impractical. Members affected as a result of the foregoing shall not be, o deemed to be, a separate class of Members for any purpose whatsoever. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any class or series of preferred shares, no vote of the holders of preferred shares or of the holders of ordinary shares shall be a prerequisite to the issuance of any Shares of any class or series of the preferred shares authorized by and complying with the conditions in the Memorandum or these Articles.

8.	The Directors may issue options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of shares or securities in the capital of the Company on such terms as it may from time to time determine.

9.	The Company shall not issue Shares to bearer.

REGISTER OF MEMBERS

10.	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

 CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

11.	For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the requirements of the Designated Stock Exchange, provide that the Register of Members shall be closed for trans for a stated period which shall not in any case exceed thirty days in any calendar year. If the Register of Members shall be closed for the purpose of determining Members entitled to notice of, or to vote at, a meeting of Members the Register of Members shall be closed for at least ten days immediately preceding the meeting.

12.	In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or in order to make a determination of Members for any other purpose.

13.	If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend, the date on which notice of the meeting is sent or the date on which the resolution of the Directors declaring such Dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provide this Article, such determination shall apply to any adjournment thereof.

CERTIFICATES FOR SHARES

14.	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature (s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. No certificate shall be issued representing Shares of more than one class. All certificates surrendered to the Company for transfer shall be cancelled and subject to these Articles no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled and until a fee, not exceeding the relevant maximum amount as the Designated Stock Exchange may from time to time determine, has been paid by the transferee.

15.	The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

16.	Share certificates shall be issued within the relevant time limit as prescribed by the Statute or as the Designated Stock Exchange may from time to time determine, whichever is shorter, after the allotment or, except in the case of a transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a transfer with the Company.

17.	If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

TRANSFER OF SHARES

18.	Subject to the terms of these Articles, Shares are transferable subject to the consent of the Directors who may, in their absolute discretion, decline to register any transfer of Shares without giving any reason. If the Directors refuse to register a transfer they s notify the transferee within two months of such refusal. If the Shares in question were issued in conjunction with options or warrants issued pursuant to Article 8 on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

19.	The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Director require, signed by the transferee) and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by h or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

REDEMPTION AND REPURCHASE OF SHARES

20.	Subject to the provisions of the Statute and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may issue Shares or other securities that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares shall be effected in such manner as the Directors may deem fit.

20A.	Any Shares held by the Initial Shareholders that are held in escrow pursuant to the Escrow Agreement shall be automatically redeemed or repurchased on a pro rata basis to the extent that the Over-Allotment Option is not exercised in full such that the number of Shares held by the Initial Shareholders after such automatic redemption will be equal to 20% of the total number of Shares, including the Shares underlying the units offered in the IPO, outstanding after the IPO and any exercise of the Over-Allotment Option.

21.	Subject to the provisions of the Statute, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may purchase its own Shares (including any redeemable Shares) and such power exercisable by the Directors in such manner, upon such terms and subject to such conditions as they think fit.

22.	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

VARIATION OF RIGHTS OF SHARES

23.	If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied with the consent in writing of the holders of three-quarters of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

24.	The provisions of these Articles relating to general meetings shall apply to every class meeting of the holders of one class of Shares except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

25.	The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

COMMISSION ON SALE OF SHARES

26.	The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares of the Company. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

NON RECOGNITION OF TRUSTS

27.	The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by these Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the registered holder.

LIEN ON SHARES

28.	The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

29.	The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been given to the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

30.	To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under these Articles.

31.	The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any residue shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

CALL ON SHARES

32.	Subject to the terms of the allotment the Directors may from time to time make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen days notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call be revoked or postponed as the Directors may determine. A call may be required to be paid by instalments. A person upon w is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

33.	A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

34.	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

35.	If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine, but the Directors may waive payment of the interest wholly or in part.

36.	An amount payable in respect of a Share on allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

37.	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

38.	The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

39.	No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend declared in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

FORFEITURE OF SHARES

40.	If a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days notice requiring payment of the amount unpaid together with any interest, which may have accrued. The notice s specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

41.	If the notice is not complied with any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends or other monies declared payable in respect of the forfeited Share and not paid before the forfeiture.

42.	A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

43.	A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

44.	A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the fact as against all persons claiming to be entitled to the Share. The certificate shall (subject to execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

45.	The provisions of these Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

TRANSMISSION OF SHARES

46.	If a Member dies the survivor or survivors where he was a joint holder, and his legal personal representatives where he was a sole holder, shall be the only persons recognised by the Company as having any title to his interest. The estate of a deceased Member is not thereby released from any liability in respect of any Share, which had been jointly held by him.

47.	Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Directors, elect either to become the holder of the Share or to have some person nominated by him as the transferee. If he elects to become the holder he s give notice to the Company to that effect, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before his death or bankruptcy, as the case may be.

48.	If the person so becoming entitled shall elect to be registered himself as holder he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

49.	A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same Dividends and other advantages to which he would be entitled if he were the registered holder of the Share. However, he shall not, before being registered as a Member in respect of the Share, be entitled in res of it to exercise any right conferred by membership in relation to meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the Share. If the notice is not complied with within ninety days the Directors may thereafter withhold payment of all Dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

UNTRACEABLE MEMBERS

50.	Without prejudice to the rights of the Company under Article 51, the Company may cease sending cheques for Dividend entitlements by post if such cheques have been left uncashed on two consecutive occasions. However, the Company may exercise the power to sending cheques for Dividend entitlements after the first such occasion on which such a cheque is return undelivered.

51.	The Company shall have the power to sell, in such a manner as the Directors thinks fit, any Shares of a Member who is untraceable, but no such sale shall be made unless:

51.1	all cheques in respect of Dividends of the Shares in question, being not less than three in total number, for any sum payable in cash to the holder of such Shares in respect of them sent during the relevant period in the manner authorised by these Articles have remained uncashed;

51.2	so far as it is aware at the end of the relevant period, the Company has not at any time during the relevant period received any indication of the existence of the Member who is the holder of such Shares or of a person entitled to receive such Shares by death, bankruptcy or operation of law; and

51.3	the Company, if so required by the rules governing the listing of the Shares on the Designated Stock Exchange, has given notice to, and caused advertisement in newspapers to be made in accordance with the requirements of, the Designated Stock Exchange of its intention to sell such Shares in the manner required by the Designated Stock Exchange, and a period of three months or such shorter period as may be allowed by the Designated Stock Exchange has elapsed since the date of such advertisement.

For the purposes of this Article, the “relevant period” means the period commencing twelve years before the publication of the advertisement referred to in paragraph (c) of this Article and ending at the expiry of the period referred to in that paragraph.

52.	To give effect to a sale under Article 51, the Directors may authorize some person to transfer the said Shares and an instrument of transfer signed or otherwise executed by or on behalf of such person shall be effective as if it had been executed by the registered holder or the person entitled by transmission to such Shares, and the purchaser shall not be bound to see the application of the purchase money nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of sale will belong to the Company and upon receipt by the Company of such net proceeds it shall become indebted to the former Member for an amount equal to such net proceeds. No trust shall be created in respect of such debt and no interest shall be payable in respect of it and the Company shall not be required to account for any money earned from the net proceeds which may be employed in the business of the Company or as it thinks fit. Any sale under Article 51 shall be valid and effective notwithstanding that the Member holding Shares sold is dead, bankrupt or otherwise under any legal disability or incapacity.

AMENDMENTS OF MEMORANDUM AND ARTICLES
OF ASSOCIATION AND ALTERATION OF CAPITAL

53.	The Company may by Ordinary Resolution:

53.1	increase the share capital by such sum as the resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

53.2	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

53.3	without prejudice to the powers of the Directors under Articles 5 to 8, divide its Shares into several classes and without prejudice to any special rights previously conferred on the holders of existing Shares attach thereto respectively any preferential, deferred, qualified or special rights privileges, conditions or such restrictions which in the absence of any such determination by the Company in general meeting, as the Directors may determine provided always that, for the avoidance of doubt, where a class of Shares has been authorised by the Company no resolution of the Company in general meeting is required for the issuance of Shares of that class and the Directors may issue Shares of that class and determine such rig privileges, conditions or restrictions attaching thereto as aforesaid, and further provided that where the Company issues Shares which do not carry voting rights, the words “non-voting” shall appear in the designation of such Shares and where the equity capital includes Shares with different voting rights, the designation of each class of Shares, other than those with the most favourable voting rights, must include the words “restricted voting” or “limited voting”;

53.4	by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

53.5	cancel any Shares that at the date of the passing of the resolution have not been taken or agreed to be taken by any person.

54.	All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

55.	Subject to the provisions of the Statute and the provisions of these Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:

55.1	change its name;

55.2	alter or add to these Articles;

55.3	alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

55.4	reduce its share capital and any capital redemption reserve fund.

REGISTERED OFFICE

56.	Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office.

GENERAL MEETINGS

57.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

58.	The Company shall in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as the Directors shall appoint and if no other time and place prescribed by them, it shall be held at the Registered Office on the second Wednesday in December of each year at ten o’clock in the morning. At these meetings the report of the Directors (if any) shall be presented.

59.	The majority of the Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and they shall on a Members requisition forthwith proceed to convene an extraordinary general meeting of the Company.

60.	A Members requisition is a requisition of Members of the Company holding at the date of deposit of the requisition not less than ten per cent. in par value of the capital of the Company which as at that date carries the right of voting at general meetings of the Company.

61.	The requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

62.	If the Directors do not within twenty-one days from the date of the deposit of the requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene a general meeting, but any meeting so convened shall not be held after the expiration of three months after the expiration of the said twenty-one days.

63.	A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

NOTICE OF GENERAL MEETINGS

64.	At least ten days’ notice shall be given of any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this regulation has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

64.1	in the case of an annual general meeting, by all the Members (or their proxies) entitled to attend and vote thereat; and

64.2	in the case of an extraordinary general meeting, by a majority in number of the Members (or their proxies) having a right to attend and vote at the meeting, being a majority together holding not less than ninety five per cent. in par value of the Shares giving that right.

65.	The accidental omission to give notice of a general meeting to, or the non receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting.

PROCEEDINGS AT GENERAL MEETINGS

66.	All business transacted at an extraordinary general meeting or an annual general meeting shall be deemed special, with the exception of:

66.1	the declaration and sanctioning of dividends;

66.2	consideration and adoption of the accounts and balance sheet and the reports of Directors and Auditors and other documents required to be annexed to the balance sheet;

66.3	the election of Directors;

66.4	appointment of Auditors (where special notice of the intention for such appointment is not required by applicable law) and other officers;

66.5	the fixing or remuneration of the Auditors, and the voting of remuneration or extra remuneration to the Directors;

66.6	the granting of any mandate or authority to the Directors to offer, allot, grant options over or otherwise dispose of the unissued shares in the capital of the Company representing not more than 20 per cent. in nominal value of its existing share capital; and

66.7	the granting of any mandate or authority to the Directors to repurchase the securities of the Company.

67.	No business shall be transacted at any general meeting unless a quorum is present. Two Members being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative shall be a quorum unless the Company has only one Member entitled to vote at such general meeting in which case the quorum shall be that one Member present in person or by proxy or (in the case of a corporation or other non-natural person) by a duly authorised representative.

68.	A person may participate at a general meeting by conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this ma treated as presence in person at that meeting.

69.	A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by all Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

70.	If a quorum is not present within half an hour from the time appointed for the meeting or if during such a meeting a quorum ceases t present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other day, time or such other place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Members present shall be a quorum.

71.	The chairman, if any, of the board of Directors shall preside as chairman at every general meeting of the Company, or if there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the holding of the meeting, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

72.	If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the Members present shall choose one of their number to be chairman of the meeting.

73.	The chairman may, with the consent of a meeting at which a quorum is present, (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty days or m notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any s notice.

74.	If an amendment is proposed to any resolution under consideration but in good faith is ruled out of order by the chairman of the meeting, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. In the case of a resolution d proposed as a Special Resolution, no amendment thereto (other than a mere clerical amendment to correct a patent error) may in any event be considered or voted upon.

75.	A resolution put to the vote of the meeting shall be decided on a show of hands unless:

75.1	before, or on the declaration of the result of, the show of hands, the chairman demands a poll; or

75.2	any other Member or Members collectively present in person or by proxy and holding at least ten per cent. in par value of the Shares giving a right to attend and vote at the meeting demand a poll; or

75.3	a poll is required by the rules of the Designated Stock Exchange; or

75.4	if required by the rules of the Designated Stock Exchange, any Director or Directors who, individually or collectively, hold proxies in respect of Shares representing five per cent. or more of the total voting rights at such meeting demand a poll.

76.	Unless a poll is duly demanded a declaration by the chairman that a resolution has been carried or carried unanimously, or by a particular majority, or lost or not carried by a particular majority, an entry to that effect in the minutes of the proceedings of the meeting shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

77.	The demand for a poll may be withdrawn.

78.	Except on a poll demanded on the election of a chairman or on a question of adjournment, a poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

79.	A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any o question shall be taken at such time as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

80.	All questions submitted to a meeting shall be decided by a simple majority of votes except where a greater majority is required by these Articles or by the Statute. In the case of an equality of votes, whether on a show of hands or on a poll, the chairman shall be entitled second or casting vote.

VOTES OF MEMBERS

81.	Subject to any rights or restrictions attached to any Shares, on a show of hands every Member who (being an individual) is present in person or by proxy or, if a corporation or other non-natural person is present by its duly authorised representative or proxy, shall have one vote and on a poll every Member shall have one vote for every Share of which he is the holder.

82.	In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

83.	A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

84.	No person shall be entitled to vote at any general meeting or at any separate meeting of the holders of a class of Shares unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

85.	No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time shall be referred to the chairman whose decision shall be final and conclusive.

86.	On a poll or on a show of hands votes may be cast either personally or by proxy. A Member may appoint more than one proxy or same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy instrument of proxy shall state which proxy is entitled to vote on a show of hands.

87.	A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting.

88.	Any person entitled under Article 47 to be registered as the holder of any Shares may vote at any general meeting in respect thereof in the same manner as if he were the registered holder of such Shares, provided that forty-eight hours at least before the time of the holding of the meeting or adjourned meeting, as the case may be, at which he proposes to vote, he shall satisfy the Directors of his entitlement to such Shares, or the Directors shall have previously admitted his right to vote at such meeting in respect thereof.

PROXIES

89.	The instrument appointing a proxy shall be in writing, be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation under the hand of an officer or attorney duly authorised for that purpose. A proxy need be a Member of the Company.

90.	The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company:

90.1	not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote; or

90.2	in the case of a poll taken more than 48 hours after it is demanded, be deposited as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or

90.3	where the poll is not taken forthwith but is taken not more than 48 hours after it was demanded be delivered at the meeting at which the poll was demanded to the chairman or to the secretary or to any director;

90.4	provided that the Directors may in the notice convening the meeting, or in an instrument of proxy sent out by the Company, direct that the instrument appointing a proxy may be deposited (no later than the time for holding the meeting or adjourned meeting) at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company. The chairman may in any event at his discretion direct that an instrument proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted s be invalid.

91.	The instrument appointing a proxy may be in any usual or common form and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

92.	Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

93.	Anything which under these Articles a Member may do by proxy he may likewise do by his duly appointed attorney and the provisions of these Articles relating to proxies and instruments appointing proxies shall apply MUTATIS MUTANDIS in relation to any such attorney and the instrument under which such attorney is appointed.

CORPORATE MEMBERS

94.	Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

95.	If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)) including the right to vote individually on a show of hands.

SHARES THAT MAY NOT BE VOTED

96.	Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

DIRECTORS

97.	There shall be a board of Directors consisting of not less than two persons (exclusive of alternate Directors) provided however that Company may from time to time by Ordinary Resolution increase or reduce the limits in the number of Directors. The first Directors of the Company shall be determined in writing by, or appointed by a resolution of, the subscribers.

98.	The Directors shall be divided into three classes: Class A, Class B and Class C. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of these amended and restated Articles, the existing Directors shall by resolution classify themselves as Class A, Class B or Class C Directors. The Class A Directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class B Directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class C Directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at Company’s first annual general meeting, and at each annual general meeting thereafter, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. Except as the Statute or other applicable law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the election of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in these Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and u their successors shall have been elected and qualified. A Director elected to fill a vacancy resulting from the death, resignation removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

POWERS OF DIRECTORS

99.	Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

100.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

101.	The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

102.	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

APPOINTMENT AND REMOVAL OF DIRECTORS

103.	The Company may by Ordinary Resolution appoint any person to be a Director (either to fill a vacancy or as an additional Director) or may by Ordinary Resolution remove any Director.

104.	The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

VACATION OF OFFICE OF DIRECTOR

105.	The office of a Director shall be vacated if:

105.1	he gives notice in writing to the Company that he resigns the office of Director; or

105.2	if he absents himself (without being represented by proxy or an alternate Director appointed by him) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and they pass a resolution that he has by reason of such absence vacated office; or

105.3	if he dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

105.4	if he is found to be or becomes of unsound mind; or

105.5	if all the other Directors of the Company (being not less than two in number) resolve that he should be removed as a Director.

PROCEEDINGS OF DIRECTORS

106.	The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be two if there are two or more Directors, and shall be one if there is only one Director. A person who holds office as an alternate Director shall, if his appointor is not present, be counted in the quorum. A Director who also acts as an alternate Director shall, if his appointor is not present, count twice towards the quorum.

107.	Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote. A Director who is also an alternate Director shall be entitled in the absence of his appointor to a separate vote on behalf of his appointor in addition to his own vote.

108.	A person may participate in a meeting of the Directors or committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Director the meeting shall be deemed to be held at the place where the chairman is at the start of the meeting.

109.	A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of Directors (an alternate Director being entitled to sign such a resolution on behalf of his appointor) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

110.	A Director or alternate Director may, or other officer of the Company on the requisition of a Director or alternate Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director and alternate Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors (or their alternates) either at, before or after the meeting is held.

111.	The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

112.	The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

113.	All acts done by any meeting of the Directors or of a committee of Directors (including any person acting as an alternate Director) shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or alternate Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director or alternate Director as the case may be.

114.	A Director but not an alternate Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appoin Director.

PRESUMPTION OF ASSENT

115.	A Director of the Company who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dis shall not apply to a Director who voted in favour of such action.

DIRECTORS’ INTERESTS

116.	A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

117.	A Director may act by himself or his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director or alternate Director.

118.	A Director or alternate Director of the Company may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director or alternate Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

119.	No person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established. A Director (or alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

120.	A general notice that a Director or alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

121.	Following a declaration being made pursuant to Article 119 or 120, subject to any separate requirement for Audit Committee approval under applicable law or the listing rules of the Designated Stock Exchange, and unless disqualified by the chairman of the relevant meeting of the Directors, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

MINUTES

122.	The Directors shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of Directors including the names of the Directors or alternate Directors present at each meeting.

DELEGATION OF DIRECTORS’ POWERS

123.	The Directors may delegate any of their powers to any committee consisting of one or more Directors. They may also delegate to any managing director or any Director holding any other executive office such of their powers as they consider desirable to be exercised by him provided that an alternate Director may not act as managing director and the appointment of a managing director shall be revoked forthwith if he ceases to be a Director. Any such delegation may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

124.	The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees or local boards. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and may be revoked or altered. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

125.	The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

126.	The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

127.	The Directors may appoint such officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of appointment an officer may be removed by resolution of the Directors or Members. Without limitation to the foregoing, the Directors may appoint one or more of their number to the positions of chairman and chief executive officer and may in their discretion combine or separate such positions.

ALTERNATE DIRECTORS

128.	Any Director (other than an alternate Director) may by writing appoint any other Director, or any other person willing to act, to be alternate Director and by writing may remove from office an alternate Director so appointed by him.

129.	An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, and generally to perform all the functions of his appointor as a Director in his absence.

130.	An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director.

131.	Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Directors.

132.	An alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

NO MINIMUM SHAREHOLDING

133.	The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares, and a Director who is not a Member shall be entitled to receive notice of and attend and speak at any general meeting of the Company and of all classes of Shares.

REMUNERATION OF DIRECTORS

134.	The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Share debentures of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

135.	The Directors may by resolution approve additional remuneration to any Director for any services other than his ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

SEAL

136.	The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at l one person who shall be either a Director or some officer or other person appointed by the Directors for the purpose.

137.	The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

138.	A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

DIVIDENDS, DISTRIBUTIONS AND RESERVE

139.	Subject to the Statute and this Article, the Directors may declare Dividends and distributions on Shares in issue and authorise payment of the Dividends or distributions out of the funds of the Company lawfully available therefor. No Dividend or distribution shall be p except out of the realised or unrealised profits of the Company, or out of the share premium account or as otherwise permitted by the Statute.

140.	Except as otherwise provided by the rights attached to Shares, all Dividends shall be declared and paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

141.	The Directors may deduct from any Dividend or distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

142.	The Directors may declare that any Dividend or distribution be paid wholly or partly by the distribution of specific assets an particular of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Directors.

143.	Any Dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any of two or more joint holders may give effectual receipts for any Dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders.

144.	No Dividend or distribution shall bear interest against the Company.

145.	Any Dividend which cannot be paid to a Member and/or which remains unclaimed after six months from the date of declaration of such Dividend may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend shall remain as a debt due to the Member. Any Dividend which remains unclaimed after a period of six years from the date of declaration of such Dividend shall be forfeited and shall revert to the Company.

CAPITALISATION

146.	The Directors may capitalise any sum standing to the credit of any of the Company’s reserve accounts (including share premium account and capital redemption reserve fund) or any sum standing to the credit o profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of Dividend and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do and things required to give effect to such capitalisation, with full power to the Directors to make such provisions as they think fit for the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

SUBSCRIPTION RIGHTS RESERVE

147.	The following provisions shall have effect to the extent that they are not prohibited by and are in compliance with the Statute:

147.1	If, so long as any of the rights attached to any warrants issued by the Company to subscribe for Shares shall remain exercisable, the Company does any act or engage in any transaction which, as a result of any adjustments to the subscription price in accordance with the provisions of the conditions of the warrants, would reduce the subscription price to below the par value of a Share, then the following provisions shall apply:

147.1.1	as from the date of such act or transaction the Company shall establish and thereafter (subject as provided in this Article) maintain in accordance with the provisions of this Article a reserve (the “Subscription Rights Reserve”), the amount of which shall at no time be less than the sum which for the time being would be required to be capitalised and applied in paying up in full the nominal amount of the additional Shares required to be issued and allotted credited as fully paid pursuant to Article 147.1.3 below on the exercise in full of all the subscription rights outstanding and shall apply the Subscription Rights Reserve in paying up such additional Shares in full as and when the same are allotted;

147.1.2	the Subscription Rights Reserve shall not be used for any purpose other than that specified above unless all other reserves of the Company (other than the share premium account) have been extinguished and will then only be used to make good losses of the Company if and so far as is required by law;

147.1.3	upon the exercise of all or any of the subscription rights represented by any warrant, the relevant subscription rights shall be exercisable in respect of a nominal amount of Shares equal to the amount in cash which the holder of such warrant is required to pay on exercise of the subscription rights represented thereby (or, as the case may be the relevant portion thereof in the event of a partial exercise of the subscription rights) and, in addition, there shall be allotted in respect of such subscription rights to the exercising warrantholder, credited as fully paid, such additional nominal amount of Shares as is equal to the difference between: the same amount in cash which the holder of such warrant is required to pay on exercise of the subscription rights represented thereby (or, as the c may be, the relevant portion thereof in the event of a partial exercise of the subscription rights); and

147.1.4	the nominal amount of Shares in respect of which such subscription rights would have been exercisable having regard to the provisions of the conditions of the warrants, had it been possible for such subscription rights to represent the right to subscribe for Shares at less than par and immediately upon such exercise so much of the sum standing to the credit of the Subscription Rights Reserve as is required to pay up in full such additional nominal amount of Share which shall forthwith be allotted credited as fully paid to the exercising warrantholders; and

147.1.5	if, upon the exercise of the subscription rights represented by any warrant, the amount standing to the credit of the Subscription Rights Reserve is not sufficient to pay up in full such additional nominal amount of Shares equal to such difference as aforesaid to which the exercising warrantholder is entitled, the Directors shall apply any profits or reserves then or thereafter becoming available (including, to the extent permitted by law, the share premium account) for such purpose until such additional nominal amount of Shares is paid up and allotted as aforesaid and until then no Dividend or other distribution shall be paid or made on the fully paid Shares then in issue. Pend such payment and allotment, the exercising warrantholder shall be issued by the Company with a certificate evidencing his right to the allotment of such additional nominal amount of Shares. The rights represented by such certificate shall be in registered form and shall be transferable in whole or in part in units of one Share in the like manner as the Shares for the time being are transferable, and the Company shall make such arrangements in relation to the maintenance of a register therefor and other matters in relation thereto as the Directors may think fit and adequate particulars thereof shall be made known to each relevant exercising warrantholder upon the issue of such certificate.

147.2	Shares allotted pursuant to the provisions of this Article shall rank PARI PASSU in all respects with the other Shares allotted on the relevant exercise of the subscription rights represented by the warrant concerned. Notwithstanding anything contained in Article 147.1, no fraction of any Share shall be allotted on exercise of the subscription rights.

147.3	The provisions of this Article as to the establishment and maintenance of the Subscription Rights Reserve shall not be altered or added to in any way which would vary or abrogate, or which would have the effect of varying or abrogating the provisions for the benefit of any warrantholder or class of warrantholders under this Article without the sanction of a Special Resolution of such warrantholders or class of warrantholders.

147.4	A certificate or report by the Auditor as to whether or not the Subscription Rights Reserve is required to be established and maintained and if so the amount thereof so required to be established and maintained, as to the purpose for which the Subscription Rights Reserve has been used, as to the extent to which it has been used to make good losses of the Company, as to the additional nominal amount of Shares required to be allotted to exercising warrantholders credited as fully paid, and as to any other matter concerning the Subscription Rights Reserve shall (in the absence of manifest error) be conclusive and binding upon the Company and all warrantholders and shareholders.

BOOKS OF ACCOUNT

148.	The Directors shall cause proper books of account to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

149.	The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

150.	The Directors may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

AUDIT

151.	Without prejudice to the freedom of the Directors to establish any other committee, for so long as the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Directors shall establish and maintain an Audit Committee as a committee of the board of Directors, the composition and responsibilities of which shall comply with the FINRA Rules and the rules and regulations of the SEC. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

152.	The Directors shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis.

153.	For so long as the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest. Specifically, the Audit Committee shall approve any transaction or transactions between the Company and any of the following parties:

153.1	any shareholder owning an interest in the voting power of the Company that gives such shareholder a significant influence over the Company;

153.2	any Director or executive officer of the Company and any relative of such Director or executive officer; and

153.3	any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Articles 153.1 or 153.2 or over which such a person is able to exercise significant influence; and

154.	Subject to applicable law and the rules of the Designated Stock Exchange:

154.1	at the annual general meeting or at a subsequent extraordinary general meeting in each year, the Members shall appoint an Auditor who shall hold office until the Members appoint another Auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as Auditor;

154.2	a person, other than a retiring Auditor, shall not be capable of being appointed Auditor at an annual general meeting unless notice in writing of an intention to nominate that person to the office of Auditor has been given not less then fourteen days before the annual general meeting and furthermore the Company shall send a copy of such notice to the retiring Auditor;

154.3	the Members may, at any general meeting convened and held in accordance with these Articles, by Special Resolution remove the Auditor at any time before the expiration of his term of office and shall by Ordinary Resolution at that meeting appoint another Auditor in his stead for the remainder of his term.

155.	Subject to the Statute, the accounts of the Company shall be audited at least once in every year.

156.	The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine.

157.	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

158.	Every Auditor shall have a right of access at all reasonable times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

159.	The statement of income and expenditure and the balance sheet provided for by these Articles shall be examined by the Auditor and compared by him with the books, accounts and vouchers relating thereto, and he shall make a written report thereon stating whether such statement and balance sheet are drawn up so as to present fairly the financial position of the Company and the results of its operations for the period under review and, in case information shall have been called for from the Directors or officers of the Company, whether the same has been furnished and has been satisfactory. The financial statements of the Company shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting. The generally accepted auditing standard referred to herein may be those of a country or jurisdiction other than the Cayman Islands, If so, the financial statements and the report of the Auditor should disclose this act and name such country or jurisdiction.

NOTICES

160.	Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Any notice, if posted from one country to another, is to be sent airmail. Notice m be served by advertisement in appropriate newspapers in accordance with the requirements of the Designated Stock Exchange and giving to the Member a notice (in the manner set out above) stating that the notice or other document is available there.

161.	Where a notice is sent by courier, service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier. Where a notice is sent by post, service of the notice shall be deemed to be effected properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays) following the day on which the notice was posted. Where a notice is sent by cable, telex or fax, service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient.

162.	A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under these Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

163.	Notice of every general meeting shall be given in any manner hereinbefore authorised to every person shown as a Member in the Register of Members on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member of record where the Member of record but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

WINDING UP

164.	If the Company shall be wound up following an Automatic Dissolution Event (as defined in Article 173), and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them. If in a winding the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

165.	If the Company shall be wound up the liquidator may, with the sanction of a Special Resolution of the Company and any other sanction required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any par such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

INDEMNITY

166.	Every Director, agent or officer of the Company shall be indemnified out of the assets of the Company against any liability incurred by him as a result of any act or failure to act in carrying out his functions other than such liability (if any) that he may incur by his own fraud or wilful default. No such Director, agent or officer shall be liable to the Company for any loss or damage in carrying out his functions unless that liability arises through the fraud or wilful default of such Director, agent or officer.

FINANCIAL YEAR

167.	Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

TRANSFER BY WAY OF CONTINUATION

168.	If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

BUSINESS COMBINATION

169.	Notwithstanding any other provision of these Articles, this Article and the following Articles 169 to 174 shall apply during the period commencing upon the adoption of these Articles and terminating upon the consummation of any Business Combination (as defined below) and may not be amended prior to the consummation of a Business Combination. A “Business Combination” shall mean the acquisition by the Company, directly or indirectly, whether by merger, share capital exchange, asset or share acquisition, plan of arrangement, recapitalisation, reorganisation or other similar type of transaction, of an operating business, or control of such operating business through contractual arrangements, which is an operating business having its principal business and/or material operations in the People’s Republic of China. In the event of a conflict between Articles 169 to 174 and any other Articles, the provisions of these Articles shall prevail.

170.	The Company will not generally submit Business Combinations to its Members for prior approval. If, however, a shareholder vote is required by law, or if the Company decides to hold a shareholder vote for business or other legal reasons, the Company will consummate the Business Combination (a “Proxy Business Combination”) only if a majority of the ordinary shares voting on the Business Combination vote for the approval of the Business Combination. Holders of ordinary shares issued in the Company’s initial public offering (“IPO”) of securities (the “IPO Shares”), whether voting for or against a Proxy Business Combination shall be entitled to redeem their Shares for a pro rata share of the aggregate amount then on deposit in the Trust Fund (as defined below), less franchise and income taxes payable. “Trust Fund” shall mean the trust account established by the Company at the consummation of the IPO and into which a certain amount of the IPO proceeds are deposited. Notwithstanding the foregoing, a holder of IPO Shares, together with any affiliate of such holder or any other person with whom such holder in acting in concert as as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming more than 10% of the IPO Shares. If the Company seeks Member approval of a Business Combination, the Company shall be entitled to repurchase up to 15% of the IPO Shares at any time commencing upon the filing of a proxy statement related to the Business Combination and ending on the date immediately prior to the record date for the vote held to approve the Business Combination.

171.	If a Business Combination does not require the approval of Members and the Company does not otherwise determine to submit such Business Combination to the Members for approval, then prior to the consummation of such a Business Combination, the Company shall initiate an issuer tender offer (a “Pre-Business Combination Tender”) by filing tender offer documents with the SEC in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act to repurchase IPO Shares. Holders of IPO Shares who elect to tender their Shares in connection with the Pre-Business Combination Tender will be entitled to receive a pro rata share of the aggregate amount then on deposit in the Trust Fund, less franchise and income taxes payable.

172.	If after (i) accepting all properly submitted redemption requests in the case of a Proxy Business Combination or (ii) repurchasing Shares in the case of a Pre-Business Combination Tender the Trust Fund will be less than a minimum balance of $5,000,001, the Company will not proceed with such redemptions or repurchases, as the case may be, and the related Business Combination and may instead search for an alternate Business Combination.

173.	In the event that the Company does not consummate a Business Combination within 21 months after the consummation of the IPO, this shall trigger an automatic winding-up of the Company (an “Automatic Dissolution Event”), and the proceeds held in the Trust Fund and any remaining net assets will be liquidated and distributed amongst the Members. The Directors at the time of such Automatic Dissolution Event shall without further action become the liquidators and the Company shall be dissolved and liquidated accordingly. For avoidance of doubt, only the holders of the IPO Shares shall be entitled to receive funds upon liquidation of the T Fund and the Company shall not pay such funds to holders of any other outstanding securities of the Company. Prior to the Business Combination, the Company will not issue any Shares (other than the IPO Shares) that participate in the Trust Fund.

174.	A holder of IPO Shares shall be entitled to receive distributions from the Trust Fund only (i) in the event of a liquidation of the Company or (ii) in the event he redeems his IPO Shares in accordance with Article 170 or tenders his IPO Shares under a tender offer in accordance with a Pre-Business Combination Tender. In no other circumstances shall a holder of IPO Shares have any right or interest of any kin the Trust Fund.

Notes to the Consolidated Financial Statements (Unaudited)	F-120

CHINA GROWTH EQUITY INVESTMENT LIMITED
Audited
Reports of Independent Registered Public Accounting Firm	F-139
Balance Sheets as of December 31, 2011 and 2010	F-140
Statements of Operations for the year ended December 31, 2011, the period from January 18, 2010 (inception) to December 31, 2010 and the period from January 18, 2010 (inception) to December 31, 2011	F-141
Statement of Stockholders’ Equity for the period from January 18, 2010 (inception) to December 31, 2011	F-142
Statements of Cash Flows for the year ended December 31, 2011, the period from January 18, 2010 (inception) to December 31, 2010 and the period from January 18, 2010 (inception) to December 31, 2011	F-143
Notes to Financial Statements	F-144
Unaudited
Condensed Balance Sheets as of June 30, 2012 (unaudited) and December 31, 2011	F-153
Condensed Statements of Operations for the three months ended June 30, 2012 and 2011 and for the six months ended June 30, 2012 and 2011 and the period from January 18, 2010 (inception) to June 30, 2012 (unaudited)	F-154
Condensed Statement of Stockholders’ Equity for the period from January 18, 2010 (inception) through June 30, 2012 (unaudited)	F-155
Condensed Statements of Cash Flows for the six months ended June 30, 2012 and 2011 and the period from January 18, 2010 (inception) to June 30, 2012 (unaudited)	F-156
Notes to Condensed Financial Statements (unaudited)	F-157

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

We have audited the accompanying consolidated balance sheets of China Dredging Group Co., Ltd. and its Subsidiaries (collectively the “Company”) as of December 31, 2011 and 2010, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years ended December 31, 2011, 2010 and 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of China Dredging Group Co., Ltd. and Subsidiaries as of December 31, 2011 and 2010, the consolidated results of its operations and its consolidated cash flows for the three years ended December 31, 2011, 2010 and 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY Vocation HK CPA Limited

UHY VOCATION HK CPA LIMITED

Certified Public Accountants

Hong Kong, the People’s Republic of China

April 27, 2012

F-1

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

IN US DOLLARS

	December 31,
	2011	2010
Assets
Current assets
Cash	$112,409,544	$88,532,472
Accounts receivable	27,020,183	12,841,108
Cost and estimated earnings in excess of billings on contracts in progress	14,008,972	834,909
Prepaid expenses	4,767,072	—
Inventories	2,048,158	202,213
Other receivables	3,364	1,246
Total current assets	160,257,293	102,411,948
Other assets
Prepaid dredger deposits	23,038,180	14,764,074
Security deposits	48,872,718	21,454,545
Property, plant and equipment, net	51,131,051	40,604,784
Total other assets	123,041,949	76,823,403
Total assets	$283,299,242	$179,235,351

Liabilities and equity
Liabilities
Current liabilities
Accounts payable	$3,653,008	$4,487,373
Advance from related companies	13,664	909
Income tax payable	8,295,538	4,833,193
Accrued liabilities and other payables	4,045,227	2,588,601
Derivative liability	8,279,827	—
Total current liabilities	24,287,264	11,910,076
Non-current liabilities
Contingent liability for a variable number of shares	-	14,101,247
Derivative liability	-	1,517,748
Total non-current liabilities	-	15,618,995
Total liabilities	24,287,264	27,529,071

Class A Preferred Shares, no par value; 25,000,000 shares authorized; 10,012,987 shares issued and outstanding (liquidation preference $50,064,935, less $0 and $6,135,012 discount, respectively) as of December 31, 2011 and 2010	50,064,935	43,929,923
Shareholders' equity
Ordinary shares, no par value; 225,000,000 shares authorized; 52,677,323 shares issued and outstanding as of December 31, 2011 and 2010	-	—
Statutory reserves	15,386,316	10,295,279
Additional paid-in capital	79,185,284	79,185,284
Retained earnings	98,559,096	13,392,884
Accumulated other comprehensive income	15,816,347	4,902,910
Total shareholders' equity	208,947,043	107,776,357
Total liabilities and equity	$283,299,242	$179,235,351

See accompanying notes to the consolidated financial statements.

F-2

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN US DOLLARS)

	For the Years Ended
	December 31,
	2011	2010	2009
Contract revenue	$226,953,070	$131,405,665	$80,333,891

Cost of contract revenue, includes depreciation of $7,160,142, $5,037,318 and $4,951,518 for the years ended December 31, 2011, 2010 and 2009, respectively	(98,906,986)	(58,723,528)	(38,715,490)
Gross profit	128,046,084	72,682,137	41,618,401

General and administrative expenses	(9,444,718)	(7,159,793)	(2,531,132)

Income from operations	118,601,366	65,522,344	39,087,269

Other income (expense):
Interest income	436,646	123,536	29,833
Interest expenses	—	(843,995)	(755,853)
Sundry income	122,151	89	—
Gain on obligation under "Make-Good Escrow"	14,101,247	—	—
Loss on derivative	(6,762,079)	(11,298)	—
Total other income (expense)	7,897,965	(731,668)	(726,020)

Income before income taxes	126,499,331	64,790,676	38,361,249

Income tax expense	(30,107,070)	(16,556,396)	(9,596,651)
Net income	96,392,261	48,234,280	28,764,598
Accretion of discount on Class A Preferred Shares	(6,135,012)	(22,293,720)	—

Net income attributable to ordinary shareholders	$90,257,249	$25,940,560	$28,764,598

Earnings per ordinary share
- Basic	$1.71	$0.50	$0.55

- Diluted	$1.54	$0.50	$0.55

Weighted average number of ordinary shares outstanding
- Basic	52,677,323	52,264,994	52,177,323

- Diluted	62,690,310	52,264,994	52,177,323

See accompanying notes to the consolidated financial statements.

F-3

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(IN US DOLLARS)

	For the Years Ended
	December 31,
	2011	2010	2009

Net income attributable to ordinary shareholders	$90,257,249	$25,940,560	$28,764,598

Other comprehensive income
Foreign currency translation gain/ (loss)	10,913,437	4,220,654	(2,988)
Total comprehensive income	$101,170,686	$30,161,214	$28,761,610

See accompanying notes to the consolidated financial statements.

F-4

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

(IN US DOLLARS)

	Ordinary Shares, with no Par Value			Additional			Accumulated other	Total
	Number of Shares	Amount	Statutory reserves	paid-in capital	Retained earnings	Subscription receivable	Comprehensive income	Shareholders’ equity

Balance as of December 31, 2008	52,177,323	$-	$2,009,023	$8,501,266	$18,061,369	$-	$685,244	$29,256,902

Capital contributed by owners	-	-	-	20,501,105	-	-	-	20,501,105

Subscription receivable	-	-	-	-	-	(10,982,735)	-	(10,982,735)

Net income	-	-	-	-	28,764,598	-	-	28,764,598

Transfer to statutory reserves	-	-	2,878,995	-	(2,878,995)	-	-	-

Foreign currency translation loss	-	-	-	-	-	-	(2,988)	(2,988)

Balance as of December 31, 2009	52,177,323	$-	$4,888,018	$29,002,371	$43,946,972	$(10,982,735)	$682,256	$67,536,882

Shares issued:

October 27, 2010 (reverse merger)	500,000	-	-	-	-	-	-	-

Contribution of dividends from Wonder Dredging's shareholders generated by Fujian Service through March 31, 2010. Applied first sas payment of subscription receivable, netted of the registered capital of Fujian Service of $29,002,371	-	-	-	22,085,016	-	-	-	22,085,016

Contribution of shareholders' loans and net assets into statutory reserves and equity upon acquisition of interest in Wonder Dredging	-	-	-	18,019,636	-	-	-	18,019,636

Capital contributed in Wonder Dredging	-	-	-	878,876	-	-	-	878,876

Subscription receivable	-	-	-	-	-	10,982,735	-	10,982,735

Net income	-	-	-	-	48,234,280	-	-	48,234,280

Transfer to statutory reserves	-	-	5,407,261	-	(5,407,261)	-	-	-

Dividend - contributed back in a non-cash transaction (see above)	-	-	-	-	(51,087,387)	-	-	(51,087,387)

Deemed dividend on Class A Preferred Shares - beneficial conversion feature	-	-	-	9,199,385	-	-	-	9,199,385

Accretion of Class A Preferred Shares discount	-	-	-	-	(22,293,720)	-	-	(22,293,720)

Foreign currency translation gain	-	-	-	-	-	-	4,220,654	4,220,654

Balance as of December 31, 2010	52,677,323	$-	$10,295,279	$79,185,284	$13,392,884	$-	$4,902,910	$107,776,357

Net income	-	-	-	-	96,392,261	-	-	96,392,261

Transfer to statutory reserves	-	-	5,091,037	-	(5,091,037)	-	-	-

Accretion of Class A Preferred Shares discount	-	-	-	-	(6,135,012)	-	-	(6,135,012)

Foreign currency translation gain	-	-	-	-	-	-	10,913,437	10,913,437

Balance as of December 31, 2011	52,677,323	$-	$15,386,316	$79,185,284	$98,559,096	$-	$15,816,347	$208,947,043

F-5

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN US DOLLARS)

	For the Years Ended
	December 31,
	2011	2010	2009
Cash flows from operating activities:
Net income	$96,392,261	$48,234,280	$28,764,598
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	7,161,602	5,038,074	4,952,236
Gain on obligation under "Make-Good Escrow"	(14,101,247)	-	-
Loss on derivative	6,762,079	11,298	-

Changes in operating assets and liabilities:
Accounts receivable	(13,231,643)	(12,536,435)	-
Cost and estimated earnings in excess of billings on contracts in progress	(12,820,576)	1,418,098	(2,210,343)
Other receivables	(2,013)	(905)	(311)
Prepaid expenses	(4,653,504)	-	-
Inventories	(1,792,368)	236,039	(429,018)
Accounts payable	(1,027,530)	4,380,904	-
Income tax payable	3,150,401	2,656,355	(179,402)
Accrued liabilities and other payables	1,313,630	2,319,980	55,179
Net cash provided by operating activities	67,151,092	51,757,688	30,952,939

Cash flows from investing activities:
Deposits paid for dredgers	(20,162,854)	(12,194,972)	(2,196,096)
Changes in security deposits	(25,746,413)	(12,440,092)	-
Purchase of property, plant and equipment	(1,902,615)	(329,951)	-
Net cash used in investing activities	(47,811,882)	(24,965,015)	(2,196,096)

Cash flows from financing activities:
Repayment of term loans	-	(21,818,236)	(1,830,080)
Proceeds from term loans	-	11,389,859	3,367,348
Repayment of dredger payable	-	-	(17,838,704)
Proceeds from share issue	-	46,443,286	-
Capital contributions from capital issue to Wonder Dredging/Fujian Service	-	878,876	9,516,419
Advance from related companies	12,408	888	-
Net cash provided by/(used in) financing activities	12,408	36,894,673	(6,785,017)
Net increase in cash	19,351,618	63,687,346	21,971,826

Effect of exchange rate changes on cash	4,525,454	1,501,657	9,501

Cash as of January 1	88,532,472	23,343,469	1,362,142
Cash as of December 31	$112,409,544	$88,532,472	$23,343,469

F-6

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN US DOLLARS)

	For the Years Ended
	December 31,
	2011	2010	2009
Supplemental disclosures of cash flow information:

Cash paid:
Interest paid	$-	$871,794	$753,776

Income tax paid	$26,956,670	$13,900,042	$9,776,054

Supplemental disclosures of non-cash transactions:

Accretion of discount on Class A Preferred Shares	$6,135,012	$22,293,720	$-

Transfer of deposits paid for dredgers to property, plant and equipment	$12,786,799	$-	$-

See accompanying notes to the consolidated financial statements.

F-7

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(IN US DOLLARS)

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION

On April 14, 2010, China Dredging Group Co., Ltd (“the Company”) was incorporated in the British Virgin Islands (“BVI”) as a limited liability company by the three shareholders, Mars Harvest Co., Ltd. (“Mars”), Venus Seed Co., Ltd. (“Venus”) and Saturn Glory Co., Ltd. (“Saturn”)(together, the “Shareholders”), by subscribing to 104,355 ordinary shares (after giving effect of the recapitalization as described below). The proportionate ownership percentage of the Company was 90%, 5% and 5% held by Mars, Venus and Saturn, respectively. The principal activity of the Company is to hold its interests in its subsidiaries. The Company, together with its wholly owned subsidiaries and variable interest entities (“VIEs”), of which one of the Company’s subsidiaries is the primary beneficiary, (collectively referred as the “Group”) is engaged in performing dredging services, specifically capital dredging, maintenance dredging and reclamation dredging throughout mainland China. The Group provides its services directly to its customers in the People’s Republic of China (“PRC”).

On May 26, 2010, the Company was recapitalized by increasing its number of authorized shares, changing its par value and by issuing 52,072,968 ordinary shares (after giving effect of the recapitalization as described below) to the three founding shareholders, Mars, Venus and Saturn, and four new shareholders (collectively “New Shareholders”), Regent Fill Investment Group Limited (“Regent Fill”), Poying Holdings Limited (“Poying”), Jianliang Yu and Nan Ding. At the time of recapitalization, the Company had not commenced operations and had no assets.

F-8

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION (…/Cont’d)

Pursuant to a unanimous resolution of the Company’s board of directors, the Company’s Memorandum and Articles of Association (“M&A”) was amended as of October 25, 2010 to increase its maximum number of authorised shares from 50,000 ordinary shares of one class with a par value of $1.00 each to a maximum 250,000,000 shares of no par value divided into two classes of shares: (i) 225,000,000 ordinary shares and 25,000,000 Class A Preferred Shares. The Company's recapitalization was consummated on October 25, 2010, however, retroactively applied to reflect the recapitalized shares. On October 27, 2010, the Company entered into a merger with Chardan Acquisition Corp. (‘‘CAC’’), a BVI company (the ‘‘Merger’’). The Company was the surviving entity in the Merger. Pursuant to the Merger Agreement, the shareholders of CAC received 500,000 of the Company’s ordinary shares. Following the recapitalization and reverse merger, the number and percentage of issued shares was distributed among shareholders as follows:

	No. of
Name	ordinary shares	%

Mars Harvest Co., Ltd.	33,852,703	64.26%
Venus Seed Co., Ltd.	2,608,866	4.95%
Saturn Glory Co., Ltd.	2,608,866	4.95%
Country Vitality Enterprises Limited	2,600,000	4.94%
Windham Investments Limited	2,580,000	4.90%
Partner One Holdings Limited	2,550,000	4.84%
NewMargin Growth Fund, L.P.	1,600,000	3.04%
Cadman Investments Ltd.	1,593,555	3.03%
Linkstate Global Investment Limited	600,000	1.14%
Newmargin Partners Ltd.	400,000	0.76%
Regent Fill Investment Group Limited	325,000	0.62%
Poying Holdings Limited	325,000	0.62%
Nan Ding	270,833	0.51%
Jianliang Yu	162,500	0.31%
Gala Fortune Limited	135,000	0.25%
Steven A. Urbach	128,515	0.24%
Fresh Reward Development Limited	100,000	0.19%
Delaware Charter FBO Kerry Propper IRA	91,755	0.17%
Chardan Capital Markets, LLC	74,620	0.14%
Kerry Propper	36,760	0.07%
George B. Kaufman	15,000	0.03%
WHI, Inc. Retirement Savings Plan	15,000	0.03%
Todd A. Gold	3,350	0.01%
	52,677,323	100%

F-9

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION (…/Cont’d)

All references in the accompanying financial statements to the number of ordinary shares issued and earnings per share have been retroactively restated to reflect the recapitalization.

During October through December, 2010, the Company completed multiple closings of a private placement of 10,012,987 of its Class A Preferred Shares (no par value) for gross proceeds of $50.06 million. Under the terms of the Securities Purchase Agreement, up to a total of 15,000,000 Class A Preferred Shares may be sold by the Company (the ‘‘Offering’’). Net proceeds to the Company of the Offering, after deducting offering expenses of $3.62 million were $46.44 million. For these proceeds, the investors also received the right to up to 15,000,000 additional shares from the Company’s principal shareholder if the Company fails to meet certain net income thresholds. See Note 18 for a description of the rights and privileges of the Class A Preferred Shares.

The Company’s holdings are comprised of China Dredging (HK) Company Limited (“China Dredging HK”), a wholly owned subsidiary of the Company (formed on April 26, 2010), Fujian WangGang Dredging Construction Co., Ltd (“Fujian WangGang”) (formed on June 12, 2010), a wholly foreign-owned enterprise of China Dredging HK, and a 50% controlling interest on Fujian Xing Gang Port Service Co., Ltd (“Fujian Service”), an operating company incorporated and operating in PRC. Fujian WangGang acquired a 50% direct ownership interest in Fujian Service on June 29, 2010 whereas the remaining 50% interest in Fujian Service is owned by Wonder Dredging Engineering Limited Liability Company (“Wonder Dredging”). Wonder Dredging was formed on May 10, 2010 by the same owners of Fujian Service at that time. Through various agreements (collectively the “VIE Agreements”), Fujian WangGang has obtained irrevocable management control over both Wonder Dredging and Fujian Service. Through these agreements Fujian WangGang 1) receives substantially all of the economic benefits of Fujian Service’s ongoing operations, 2) has the right to purchase the other 50% interest in Fujian Service from Wonder Dredging for consideration which is equivalent to the net asset value of the latest quarterly report of Fujian Service with the consideration then contributed back to Fujian Service and 3) has the right to receive all other assets of Wonder Dredging with consideration which is equivalent to the net asset value of the latest quarterly report of Fujian Service.

The VIE Agreements include:

1)	Management Agreement - Fujian WangGang has the exclusive right to manage, operate and control the business operations of Fujian Service, including, but not limited to, establishing and implementing policies for management, using all of the assets of Fujian Service, appointing Fujian Service’s directors and senior management, directing Fujian Service to enter into loan agreement, making administrative decisions regarding employee wages or hiring and firing employees and other actions customarily associated with Fujian Service’s senior management. As consideration for its business management services, Fujian WangGang has agreed to pay to Fujian Service an annual fee of approximately $149,000 (RMB1 million), and Fujian Service will pay to Fujian WangGang 100% of the net profits of Fujian Service. The Management Agreement terminates upon the earlier of (i) Fujian WangGang’s exercise in full of the option to purchase the equity interests of Fujian Service, pursuant to the Exclusive Option Agreement, and Fujian WangGang and/or its designees individually or jointly own all of the equity interests in Fujian Service, or (ii) June 30, 2030, subject to the right of Fujian WangGang to renew the term of the Management Agreement for additional consecutive 20-year periods.

F-10

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION (…/Cont’d)

2)	Exclusive Option Agreement - Fujian WangGang has the exclusive right to purchase up to all of the equity interest in Fujian Service that is held by Wonder Dredging, to the extent allowed under the current PRC law. Accordingly, if and when the current limitations on direct ownership of Fujian Service by Fujian WangGang are eased or ceased, Fujian WangGang may exercise its option to purchase and directly own the equity interests of Fujian Service. The purchase price for the equity interest in Fujian Service held by Wonder Dredging would be equivalent to the net asset value reflected in Fujian Service’s then current quarterly report prepared according to U.S. GAAP. The term of the Exclusive Option Agreement is 20 years, which term continuously renews unless the option is exercised in full or the agreement is otherwise terminated by the parties. The agreement also provides that upon consummation of the exercise of the option, Wonder Dredging will contribute, without additional consideration, any funds actually received by it from Fujian WangGang for the transfer of its equity interest in Fujian Service to Fujian WangGang. The agreement further provides that, as of the date of the agreement, Fujian WangGang is entitled to all the future payments by Fujian Service to Wonder Dredging, together with all the profits of Fujian Service.

3)	Equity Interest Pledge Agreement - To ensure that Fujian Service and its shareholders perform their obligations under the Exclusive Option Agreement, the Management Agreement, and a letter of undertaking whereby Wonder Dredging waived its right to receive a dividend of approximately $51.1 million declared by Fujian Service in May 2010, the owners of 100% of the equity interests in Fujian Service, pledged their entire interest in Wonder Dredging to Fujian WangGang. The Equity Interest Pledge Agreement terminates upon the earlier of (i) the purchase of the entire equity interest in Fujian Service by Fujian WangGang or (ii) June 30, 2030, subject to the right of Fujian WangGang to renew the term of the Equity Interest Pledge Agreement for additional consecutive 20 year periods.

4)	Powers of Attorney - Wonder Dredging executed irrevocable power of attorney granting to Fujian WangGang or its designees the power to vote, pledge or dispose of all equity interests in Fujian Service that Wonder Dredging holds. Additionally, the powers of attorney allow Fujian WangGang or its designees to sign and carry out the intentions of the Management Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement. At the same time, the owners of the equity interests in Wonder Dredging executed powers of attorney granting to Fujian WangGang or its designees the power to vote, pledge, or dispose of all equity interests in Wonder Dredging, and to appoint directors and senior management of Wonder Dredging.

F-11

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION (…/Cont’d)

Below is the organization chart in existence as of December 31, 2011:

In management’s judgment Fujian Service was and is a VIE and Fujian WangGang was and is its primary beneficiary. This judgment is based on the following:

Fujian Service is a VIE

1)	There is no “equity investment at risk” as defined in ASC 810-10-15-14a.1 because no equity holders participate in profits as holders of the legal and accounting equity. Fujian WangGang, in its capacity as holder of the Management Agreement has the right to a fee equal to 100% of profits. With no equity investment at risk it cannot be said that the equity investment at risk is sufficient to finance the activities of Fujian Service. Consequently, Fujian Service is defined as a VIE under ASC 810-10-15-14a.

2)	Even if management’s judgment concerning the lack of equity investment at risk were to be determined inappropriate and the legal equity interests did represent equity investment at risk, the equity investors as a group do not have the power to direct the activities of Fujian Service that most significantly affect its economic performance. All such control rights rest with Fujian WangGang in its capacity as holder of the Management Agreement. Consequently, Fujian Service would be defined as a VIE under ASC 810-10-15-14b.1.

F-12

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION (…/Cont’d)

3)	Additionally, even if management’s judgment concerning the lack of equity investment at risk were to be determined inappropriate and the legal equity interests did represent equity investment at risk, the equity investors as a group do not have the right to receive the expected residual returns of Fujian Service. Fujian WangGang in its capacity as holder of the Management Agreement has the right to a fee equal to 100% of profits leaving no residual returns of Fujian Service for the equity investors. Consequently, Fujian Service would be defined as a VIE under ASC 810-10-15-14b.3.

Fujian WangGang is the primary beneficiary of Fujian Service

Fujian WangGang has the controlling financial interest, as defined in ASC 810-10-25-38, in Fujian Service because it 1) has the power to direct the activities of Fujian Service that most significantly impact Fujian Service’s economic performance and 2) the obligation to absorb losses of Fujian Service that could potentially be significant to Fujian Service or the right to receive benefits from Fujian Service that could potentially be significant to the Fujian Service. Management’s judgment is based on the following:

1)	Power to direct the activities of Fujian Service:

a)	Fujian WangGang has the power to direct the activities of Fujian Service that most significantly impact Fujian Service’s economic performance because the Management Agreement gives Fujian WangGang all power to control the activities of Fujian Service.

b)	Even if management’s judgment that the Management Agreement gives Fujian WangGang that power were determined to be incorrect, Fujian WangGang would still have that power through i) its 50% legal voting interest and ii) its sole right under the Powers of Attorney, to use the voting power of Wonder Dredging’s 50% voting interest.

2)	Obligation to absorb losses of Fujian Service or the right to receive benefits from Fujian Service. Each of the following would by itself suffice to meet this criterion:

a)	Fujian WangGang has a direct 50% ownership interest in Fujian Service which has an obligation to absorb losses.

b)	Fujian WangGang, in its capacity as holder of the Management Agreement has the right to 100% of the profits of Fujian Service.

c)	Fujian WangGang through the Exclusive Option Agreement is the beneficial owner of Wonder Dredging’s 50% ownership interest in Fujian Service, which is an additional source of both the obligation to absorb losses and the right to receive benefits that could potentially be significant to Fujian Service.

F-13

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION (…/Cont’d)

Also, in management’s judgment Wonder Dredging was and is a VIE and Fujian WangGang was and is its primary beneficiary. This judgment was based on the following:

Wonder Dredging is a VIE

1)	There is no “equity investment at risk” as defined in ASC 810-10-15-14a.1 because no equity holders participate in profits or losses as holders of the legal equity interests. Wonder Dredging’s only material asset is its 50% ownership interest in Fujian Service. Fujian WangGang, in its capacity as holder of the Exclusive Option Agreement receives all benefits and absorbs all losses of that asset, and therefore of Wonder Dredging. With no equity investment at risk it cannot be said that the equity investment at risk is sufficient to finance the activities of Wonder Dredging. Consequently, Wonder Dredging is defined as a VIE under ASC 810-10-15-14a.

2)	Even if management’s judgment concerning the lack of equity investment at risk were to be determined inappropriate and the legal equity interests did represent equity investment at risk, the equity investors as a group do not have the power to direct the activities of Wonder Dredging that most significantly affect its economic performance. All such control rights rest with Fujian WangGang, under the Powers of Attorney. Consequently, Wonder Dredging would be defined as a VIE under ASC 810-10-15-14b.1.

3)	Additionally, even if management’s judgment concerning the lack of equity investment at risk were to be determined inappropriate and the legal equity interests did represent equity investment at risk, the equity investors as a group do not have the right to receive the expected residual returns of Fujian Service. Fujian WangGang in its capacity as holder of the Exclusive Option Agreement has the right to all profits and gains on the Wonder Dredging’s only material asset, the ownership interest in Fujian Service, leaving no residual returns of Wonder Dredging for the equity investors. Consequently, Wonder Dredging would be defined as a VIE under ASC 810-10-15-14b.3.

Fujian WangGang is the primary beneficiary of Wonder Dredging

Fujian WangGang has the controlling financial interest, as defined in ASC 810-10-25-38, in Wonder Dredging because it 1) has the power to direct the activities of Wonder Dredging that most significantly impact Wonder Dredging’s economic performance and 2) the obligation to absorb losses of Wonder Dredging that could potentially be significant to Wonder Dredging or the right to receive benefits from Wonder Dredging that could potentially be significant to the Wonder Dredging. Management’s judgment is based on the following:

1)	Power to direct the activities of Wonder Dredging:

a)	Fujian WangGang has the power to direct the activities of Wonder Dredging that most significantly impact Wonder Dredging’s economic performance because the Powers of Attorney give Fujian WangGang all power to control the activities of Wonder Dredging.

F-14

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION (…/Cont’d)

Fujian WangGang is the primary beneficiary of Wonder Dredging (…/Cont’d)

1)	Power to direct the activities of Wonder Dredging:

b)	Even if management’s judgment that the Powers of Attorney give Fujian WangGang that power were determined to be incorrect, Fujian WangGang would still have that power through its control of Wonder Dredging’s only significant activity, its ownership of a 50% interest in Fujian Service. Such control is held by Fujian WangGang even without consideration of the Powers of Attorney through i) Wonder Dredging’s inability to transfer the ownership interest in Fujian Service because of the Exclusive Option Agreement and ii) Wonder Dredging’s inability to exercise control over Fujian Service because of Fujian WangGang’s right under the Management Agreement to appoint all Directors of Fujian Service.

2)	Obligation to absorb losses of Wonder Dredging or the right to receive benefits from Wonder Dredging. In its capacity as holder of the Exclusive Option Agreement, Fujian WangGang receives all value of Wonder Dredging’s only material asset, its ownership interest in Fujian Service. Consequently, Fujian WangGang absorbs all losses and receives all benefits of this sole material asset.

Accordingly, the balance sheets of Wonder Dredging and Fujian Service are included in the Group’s consolidated financial statements. Since the Company has determined that the acquisition of Wonder Dredging and Fujian Service as VIE subsidiaries on June 29, 2010 was a combination of entities under common control and only Fujian Service had substantive operations Fujian Service is considered to be the continuing reporting entity that was reorganized into the current structure. The financial statements include the balance sheets, results of operations and cash flows of Fujian Service for all periods presented and the other members in the Group from their respective incorporation dates.

Fujian Service, which is the operating entity with RMB200,000,000 ($29,002,371 at December 31, 2011) registered capital, was incorporated on January 8, 2008. Fujian Service was originally owned by two individuals, Qing Lin and Panxing Zhuo, with holdings of 91% and 9%, respectively, of the total ownership. Qing Lin and Panxing Zhuo held their ownership interests in Fujian Service as the representatives of the family under an agreement that gave Xinrong Zhuo the exclusive right to make executive decisions and manage Fujian Service.

On May 20, 2010, Qing Lin and Panxing Zhuo sold all of their ownership interests of Fujian Service to Wonder Dredging, which they also owned fully and in the same percentages as their ownership interests in Fujian Service. Subsequent to this transaction Wonder Dredging owned 100% of Fujian Service and owed a total of $18,019,636 to Mr. Lin and Mr. Zhuo. These former owners of Fujian Service agreed to contribute the full purchase amount receivable to the capital of Wonder Dredging.

On June 29, 2010, Fujian WangGang acquired a 50% ownership interest in Fujian Service from Wonder Dredging by committing to invest, as a capital contribution, $23,602,460 (RMB158,597,183) into Fujian Service. This reduced Wonder Dredging's ownership interest in Fujian Service to 50%.

F-15

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION (…/Cont’d)

In conjunction with the effectiveness of the VIE Agreements, Wonder Dredging and its shareholders became obligated to contribute to the capital of Fujian WangGang a dividend receivable from Fujian Service together with all retained earnings of Fujian Service of which Wonder Dredging is the beneficiary under the purchase agreement with Mr. Lin and Mr. Zhuo.

At the close of business on June 30, 2010, various agreements became effective under which Fujian WangGang irrevocably obtained; 1) management control over all of the business and activities of Fujian Service and Wonder Dredging, 2) a direct right to receive substantially all of the economic benefits of Fujian Service, and 3) the right to acquire 50% equity interest in Fujian Service owned by Wonder Dredging.

According to the “Ordinance of Ship Registration of People’s Republic of China’’ and other relevant regulations, the maximum shareholding by foreign sources of capital in an entity operating in the PRC cannot exceed 50%. Also no operating entity’s vessels are entitled to be registered as Chinese ships if foreign-owners hold more that 50% of the equity interest in the operating entity. The Company’s management believes the corporate structure now in effect and set forth above permits Fujian Service to operate in the PRC and conduct its dredging contracts operations in compliance with PRC law.

The acquisition of Wonder Dredging and Fujian Service as VIE subsidiaries on June 29, 2010 was deemed to be a combination of entities under common control. Consequently, these financial statements have been prepared as if the entities in the Group had always been consolidated. The financial statements are principally those of Fujian Service with the other Group members included from their various dates of incorporation in 2010. The financial statements reflect the capital structure adopted the Company.

Management determined that the VIE Agreements constituted a combination of entities under common control, because the Company’s Chief Executive Officer, Mr. Xinrong Zhuo, controlled CDGC and its subsidiary Fujian WangGang, as the 90% owner of the Company when the Company incepted, and then diluted to 88.27% after new shareholders acquired the Company’s ordinary shares in May 2010, and also had the right to make all executive and management decisions for Wonder Dredging and its subsidiary Fujian Service through an agreement with the legal owners, his brother-in-law and father, that predated the formation of Fujian Service. Under the agreement, Mr. Qing Lin and Mr. Panxing Zhuo, who hold 100% equity interests in Wonder Dredging collectively and own 50% equity interests in Fujian Service indirectly, hold those interests as representatives of the family.

F-16

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation

The accompanying audited consolidated financial statements and related notes of China Dredging Group Co., Ltd (the “Company”) and its subsidiaries and variable interest entities (each, a “VIE”, and together with the Company and its subsidiaries, the “Group”) have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP).

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and VIEs in which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated. The consolidated financial statements of the Company have been prepared as if the existing corporate structure had been in existence throughout the periods presented and as if the reorganization had occurred as of the beginning of the earliest period presented.

F-17

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(b)	Variable interest entity

The following table shows the assets and liabilities of VIEs, Wonder Dredging Engineering LLC (“Wonder Dredging”) and Fujian Xing Gang Port Service Co, Ltd (“Fujian Service”), after eliminating the intercompany balances as of December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service
ASSETS
Cash and cash equivalents	$957,786	$110,535,418	$909,353	$60,555,411
Accounts receivable	-	27,020,183	-	12,841,108
Cost and estimated earnings in excess of billings
on contracts in progress	-	14,008,972	-	834,909
Other current assets	-	6,817,900	-	203,337
Property, plant and equipment, net	-	51,131,051	-	40,604,784
Prepaid dredger deposits	-	2,383,260	-	14,764,074
Security deposits	-	48,872,718	-	21,454,545
	$957,786	$260,769,502	$909,353	$151,258,168

LIABILITIES
Accounts payable	$-	$3,653,008	$-	$4,487,373
Income tax payable	-	8,295,538	-	4,833,193
Accrued liabilities and other payables	33	3,608,513	5,911	2,398,015
	$33	$15,557,059	$5,911	$11,718,581

The creditors of Wonder Dredging and Fujian Service do not have recourse against the general creditors of its primary beneficiary or other Group members.

F-18

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(b)	Variable interest entity (…/Cont’d)

The following table shows the contract revenue, cost of contract revenue, and net income/(loss) of Wonder Dredging and Fujian Service after eliminating the intercompany balances for years ended December 31, 2011 and 2010. This was the only period during the years ended December 31, 2011 and 2010 for which the results of Wonder Dredging and Fujian Service were included in the consolidated Group.

	For the Year Ended		For the Year Ended
	December 31, 2011		December 31, 2010
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service

Contract revenue	$-	$226,953,070	$-	$131,405,665

Cost of contract revenue	$-	$(98,906,986)	$-	$(58,723,528)

Net (loss)/income attributable to the Company	$(2,128)	$90,219,028	$(5,155)	$49,678,234

The following table shows the condensed cash flow activities of Wonder Dredging and Fujian Service for the years ended December 31, 2011 and 2010:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service

Net cash (used in)/provided by operating activities	$(8,146)	$68,226,864	$396	$52,999,859
Net cash (used in)/provided by investing activities	-	(27,649,028)	878,876	(30,305,428)
Net cash provided by financing activities	-	5,390,151	-	13,174,083
Net (decrease)/increase in cash	(8,146)	45,967,987	879,272	35,868,514
Effect on change of exchange rates	56,579	4,012,020	30,081	1,343,428
Cash at the beginning of the year	909,353	60,555,411	-	23,343,469
Cash at the end of the year	$957,786	$110,535,418	$909,353	$60,555,411

F-19

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(c)	Use of estimates

The Company’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (the “U.S. GAAP”) which requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the years. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and the estimated useful lives of long-lived assets; valuation allowances for receivables, percentage of completion of contracts and realizable values for inventories. Accordingly, actual results could differ from those estimates.

(d)	Foreign currency translation

The Company uses United States dollars (“U.S. Dollar” or “US$” or “$”) for financial reporting purposes. The subsidiaries within the Group maintain their books and records in their respective functional currency, Chinese Renminbi (“RMB”) and Hong Kong dollars (“HK$”), being the lawful currency in the PRC and Hong Kong, respectively. Assets and liabilities of foreign subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the period. The related transaction adjustments are reflected in “Accumulated other comprehensive income/(loss)’’ in the equity section of the Company’s consolidated balance sheet. A summary of exchange rate is as follows:

	2011	2010	2009

Balance sheet items, except for equity accounts	RMB6.2939=$1	RMB6.6000=$1	RMB6.8270=$1
	HK$7.7663=$1	HK$7.7810=$1	HK$7.7543=$1

Items in statements of income and cash flows	RMB6.44758=$1	RMB6.7604=$1	RMB6.8303=$1
	HK$7.7793=$1	HK$7.7700=$1	HK$7.7515=$1

F-20

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(e)	Cash

Cash consists of cash on hand and at banks.

(f)	Accounts receivable

Accounts receivable represent billed under the terms of contracts with customers. There is no amount related to retainage. The Group anticipates collection of all the outstanding balances within 7 to 180 days after completion reports of the contracts are issued. The allowance for doubtful accounts is the Group’s best estimate of the amount of probable credit losses in the Group’s existing receivable. The Group provides an allowance for estimated uncollectible receivables when events or conditions indicate that amounts outstanding are not recoverable. Outstanding account balances are reviewed individually for collectability. Based on the Group’s assessment of collectability, there has been no allowance for doubtful accounts recognized for the years ended December 31, 2011, 2010 and 2009.

(g)	Revenue recognition and cost and estimated earnings in excess of billings on contracts in progress

The Company recognizes contract revenues under the percentage-of-completion method to determine the appropriate amount to be recognized in a given period. Depending on the nature of contracts, the stage of completion is measured by reference to (a) the proportion of contract costs incurred for work performed to date to estimated total contract costs; (b) the amount of work certified by a site engineer; or (c) the completion of a physical proportion of the contract work. The difference between amounts billed and recognized as revenue is reflected in the balance sheet as either contract revenues in excess of billings or billings in excess of contract revenues. Provisions for estimated losses on contracts in progress are made in the period in which they are identified. In the event that contract revenue cannot be estimated reliably, contract revenue is recognized only to the extent of contract costs incurred that are likely to be recoverable.

Cost and estimated earnings in excess of billings represent amounts of revenue earned under contracts in progress but not billed at the balance sheet date. These amounts become billable according to the contract terms, which usually consider passage of time, and/or completion of the project. As of December 31, 2011 and 2010, cost and estimated earnings in excess of billings on contracts in progress were $14,008,972 and $834,909, respectively.

(h)	Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. Expenditures for major additions and betterments are capitalized. Depreciation of property, plant and equipment is computed by the straight-line method over the assets estimated useful lives ranging from five to ten years. Building improvements, are amortized on a straight-line basis over the estimated useful life.

Upon sale or retirement of property, plant and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

The estimated useful lives of the assets are as follows:

Estimated lives
Dredgers	7.5-10
Machinery	5
Office equipment	5

Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

F-21

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(i)	Impairment of long-lived assets

Based on the Group’s assessment, no triggering events for the testing of long-lived assets for impairment were identified as of December 31, 2011 and 2010.

(j)	Fair value measurements

In April 2009, the FASB issued ASC 820-10-65-4 (formerly FSP No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset and Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”). This standard emphasizes that even if there has been a significant decrease in the volume and level of activity, the objective of a fair value measurement remains the same. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants. This standard provides a number of factors to consider when evaluating whether there has been a significant decrease in the volume and level of activity for an asset or liability in relation to normal market activity. In addition, when transactions or quoted prices are not considered orderly, adjustments to those prices based on the weight of available information may be needed to determine the appropriate fair value. This standard is effective for interim and annual reporting periods ending after June 15, 2009, and is applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The adoption of this standard did not have a material effect on the consolidated financial statements.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “ASU 2010-06” “Fair Value Measurements and Disclosures”. The new guidance clarifies two existing disclosure requirements and requires two new disclosures as follows: (1) a “gross” presentation of activities (purchases, sales, and settlements) within the Level 3 rollforward reconciliation, which will replace the “net” presentation format; and (2) detailed disclosures about the transfers in and out of Level 1 and 2 measurements. This guidance is effective for the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward information, which is required for annual reporting periods beginning after December 15, 2010, and for interim reporting periods thereafter. The Company adopted the amended fair value disclosures guidance on January 1, 2011.

The Group's financial instruments consist principally of cash, accounts receivables, cost and estimated earnings in excess of billings on contracts in progress, accounts payable and accrued liabilities. None of which are held for trading purposes. Pursuant to ASC 820, the fair value of the Group's cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Group believes that the carrying amounts of all of the Group's other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations. Also included in the Group’s financial instruments are the contingent liability for a variable number of shares and the derivative liability, both as described in Note 2(p) below. Both of these are carried at the estimated fair value at the balance sheet date using Level 3 inputs. On December 31, 2011, the contingent liability for a variable number of shares expired with no shares due. As a result no liability is included in the balance sheet at that date.

F-22

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(k)	Income taxes

The Group recognizes interest and penalties related to income tax matters as income tax expense. As of December 31, 2011 and 2010, there was no penalty or interest recognized as income tax expenses.

(l)	Commitments and contingencies

In the normal course of business, the Group is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Group records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

The Group’s management has evaluated all such proceedings and claims that existed as of December 31, 2011 and 2010. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Group’s financial position, liquidity or results of operations.

(m)	Economic and political risks

The Group’s operations are conducted in the PRC. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Group’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances aboard, and rates and methods of taxation, among other things.

F-23

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(n)	Pension and employee benefits

Full time employees of the Group participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on certain percentages of the employees’ salaries. Cost for pension and employee benefits of the Group was $78,888 and $39,888 and $34,618 for the years ended December 31, 2011, 2010 and 2009, respectively.

(o)	Segment information

Accounting Standard Codification (“ASC”) 280 “Segment reporting” establishes standards for reporting information on operating segments in interim and annual financial statements. The Group has only one segment, all of the Group’s operations and customers are in the PRC and all income are derived from the services of dredging. Accordingly, no line of business or geographic information is presented.

(p)	Escrow shares and Preferred Shares discount

On October 29, 2010, the Company’s controlling shareholder, a company controlled by Mr. Xinrong Zhuo, the Company’s Chairman of the Board of Directors and Chief Executive Officer, placed into escrow 15,000,000 of the Company’s ordinary shares (the “Make-Good Escrow”), pursuant to a securities escrow agreement, for the purpose of providing protection to the investors in the private placement conducted in the fourth quarter 2010 (the “2010 Private Placement”) in the event the Company does not achieve certain net income thresholds for the years ended 2010 and 2011. If the Company were not to achieve the thresholds set forth below, holders of the preferred shares would receive additional shares from the Make-Good Escrow, up to the full number of shares held in the Make-Good Escrow. The number of additional shares that may be released to investors in the 2010 Private Placement if the Company fails to meet the Adjusted Net Income targets set forth below is equal to: (Original Invested Shares * (Target EPS/Actual EPS)) — Original Invested Shares. “Actual EPS” means the Adjusted Net Income for fiscal year 2010 or 2011, as applicable, divided by the number of the Company’s fully diluted outstanding shares. “Target EPS” means the performance threshold for the applicable year divided by the number of the Company’s fully diluted outstanding shares. Adjusted Net Income means after-tax net income based on U.S. GAAP, adjusted to exclude (i) non-cash charges associated with the Merger, the 2010 Private Placement and a public offering or other financing by the Company, (ii) expenses related to the release of the escrow shares, and (iii) expenses related to implementation of any of the agreements related to the 2010 Private Placement. Adjusted Net Income for 2010 is calculated by adding the Adjusted Net Income of Fujian Service for the six months ended June 30, 2010 and the Company’s Adjusted Net Income on a consolidated basis for the six months ended December 31, 2010. The pro-rata right to receive shares issuable pursuant to the Make-Good Escrow is based upon the initial preferred shares issued to investors. Shares not distributed from the Make-Good Escrow will be returned to the shareholder that contributed them. The Adjusted Net Income targets for the 2010 and 2011 fiscal years are $48.1 million and $87.0 million, respectively. Adjusted Net Income is Net Income is net income excluding certain expenses including “any non-cash charges incurred as a result of the Financing Transaction, including without limitation, as a result of the issuance and/or conversion of the Preferred Shares, or as a result of the issuance of warrants to any placement agent and its designees in connection with another financing transaction,” For the years ended December 31, 2011 and 2010, Adjusted Net Income was determined as follows:

F-24

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)	Escrow shares and Preferred Shares discount (…/Cont’d)

	For the Years Ended
	2011	2010

Net Income	$96,392,261	$48,234,280
Add: Loss on derivative	6,762,079	11,298
Less: Gain on obligation under Make-Good Escrow	(14,101,247)	-
Adjusted Net Income	$89,053,093	$48,245,578

The Company had already achieved the Target EPS for 2010 shortly after the 2010 Private Placement and, at the time believed that it would have sufficient Actual EPS in 2011 such that a substantial majority of the escrow shares would be released back to the shareholder. If the Company had not achieved sufficient Actual EPS for 2011 and had released the escrow shares back to the shareholder, the Company does not believe the fair value of the escrow shares should be recognized as compensation or an expense. According to SEC Staff Announcement Topic No. D-110 (ASC 718-10-S99-2), to overcome the presumption that the release of shares are compensatory, the Company is required to “consider the substance of the arrangement, including whether the arrangement was entered into for purposes unrelated to, and not contingent upon, continued employment. For example, as a condition of a financing transaction, investors may request that specific significant shareholders, who also may be officers or directors, participate in an escrowed share arrangement. If the escrowed shares will be released or canceled without regard to continued employment, specific facts and circumstances may indicate that the arrangement is in substance an inducement made to facilitate the transaction on behalf of the Company, rather than as compensatory. In such cases, the SEC staff generally believes that the arrangement should be recognized and measured according to its nature and reflected as a reduction of the proceeds allocated to the newly-issued securities.”

The Make-Good Escrow was not entered into for purposes related to, or contingent upon, continued employment of the key executive. The sole reason for the Company and Mr. Zhuo’s company to enter into the escrow arrangement was to induce the 2010 Private Placement investors to close the financing transaction. The Make-Good Escrow must still comply with ASC 225-10-S99-3 through S99-4 and reflect the rights granted by Mr. Zhuo to the investors personally as being rights given to the investors by the Company. Therefore, the Company believes the proceeds of the 2010 Private Placement should be treated as being received for a combination of the Preferred Shares issued to the investors and the contingent right to a variable number of ordinary shares under the Make-Good Escrow. The Company further believes this requires that the 2010 Private Placement proceeds be allocated first to the contingent right to a variable number of shares based on the estimated fair value of that right, with the remaining proceeds allocated to the Preferred Shares. In effect, Mr. Zhuo’s company would be treated as having contributed, to the Company, a contingent right to a variable number of shares while the Company is treated as having sold an identical right to the 2010 Private Placement investors. Pursuant to ASC 480-10-25-14, the Company’s contingent obligation to deliver a variable number shares sold to the investors is recorded as a liability. It was initially recorded at its $14,101,247 estimated fair value as of December 31, 2010. The effective right to receive an equal number of shares from Mr. Zhuo is not an asset but instead represents a potential future capital contribution. As of December 31, 2011, the Company achieved sufficient Actual EPS that the shareholder was entitled to have all shares released from escrow. As a result the liability was reduced to zero.

F-25

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)	Escrow shares and Preferred Shares discount (…/Cont’d)

Prospectively from the initial issuance, the Company adjusted the liability for the contingent obligation to deliver a variable number of shares to its estimated fair value at each balance sheet date. Changes to the liability were recorded as gains or losses in the determination of net income. Upon settlement (or cancellation if, as turned out to be the case, the Company met the Target EPS for 2011) the liability would first be adjusted to the fair value of the shares actually delivered. Any difference between that amount, and the amount previously recorded, will be reflected as a gain or loss in the determination of net income. The liability would have then been eliminated with a corresponding increase in additional paid-in capital reflecting the fact that Mr. Zhuo would have been providing the shares to the investors for settlement.

As discussed in Note 18, the holders of the Preferred Shares have the right to receive 20% of the $5.00 purchase price on the second anniversary of issuance if not yet converted. Substantially this is the right to $1.00 per share if the Company fails to have the ordinary shares underlying the preferred both successfully registered with the SEC and listed on a suitable exchange by October 2012. The Company has determined that this contingent right of the holders of the Preferred Shares is an embedded derivative financial instrument which must, for financial reporting purposes, be separated from the host instrument (i.e., from the Preferred Shares) and treated as a separate instrument. Proceeds of the 2010 Private Placement were allocated to the derivative liability in an amount equal to its estimated fair value. Prospectively, the derivative liability is adjusted to its estimated fair value at each balance sheet date with changes in its fair value recorded in the Company’s statements of income.

There were no readily ascertainable market prices for the ordinary shares or the rights that investors hold under the Make-Good Escrow. The Company estimated the fair value of obligation under the Make-Good Escrow by using a Monte Carlo valuation model using as variables 1) gross margin on dredgers within the range of historical experience, 2) the addition of new dredgers within a range bounded by new lease opportunities known at the time of the 2010 Private Placement and resources of the company available at the time of the 2010 Private Placement to secure additional leased vessels during 2011, 3) revenue for both existing dredgers and potential new dredgers within a range bounded by historical experience and existing backlog, 4) RMB/USD exchange rates within a range consistent with PRC government guidance available at the time of the 2010 Private Placement, 5) sales, general and administrative expenses as a percentage of revenue within parameters known at the time of the 2010 Private Placement. The result was an expected escrow share issuance of 3,234,231 shares. That number of expected shares was then multiplied by the $4.36 estimated fair value of each share, determined as discussed below, to produce the estimated $14,101,247 fair value of Make-Good Escrow obligation. There was only a short period of time from the final closing of the 2010 Private Placement (December 21, 2010) until December 31, 2010, and the 2010 Private Placement closed on various dates in the fourth quarter of 2010 all at the same price. The Company believes that no material information was available at December 31, 2010 that was not available throughout the 2010 Private Placement. Accordingly, the Company does not believe the value of the Make-Good Escrow obligation changed materially during the period. The estimation of the fair value of the Make-Good Escrow obligation is based on Level 3 inputs.

F-26

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)	Escrow shares and Preferred Shares discount (…/Cont’d)

The Company had estimated the value of the embedded derivative based on the $10,012,987 proceeds that would be paid, discounted at an interest rate of 9.0% and multiplied by 18%, representing the probability, viewed from the time of the 2010 Private Placement, that the underlying ordinary shares would not be registered and listed. The Company believes the 9.0% interest rate, which is consistent with then-effective high-yield rates in US markets, is appropriate for debt in such amount at the parent-company level that is unsecured, illiquid and structurally subordinated to creditor claims at the operating companies (the locus of substantially all of the Company’s assets). The probability of the Company not being registered and listed by October 2012 was estimated to be the same as the actual percentage of all public Form F-1 filers in 2009 and 2010 failing to achieve effectiveness of their registration statements. However, the Company’s actual probability of success could differ from that of companies who filed such registration statements during the reference period, or an actual market participant could take a different view. The Company believed that, in its case, based on circumstances in the fourth quarter 2010, if its registration statement were to become effective, all other requirements to achieve a national exchange listing would be satisfied or within its control, which would is sufficient to extinguish the embedded derivative. While listing requirements relating to market capitalization are not directly in the Company’s control, the Company believed it should have sufficient market capitalization based on its cash alone to meet requisite listing standards. Even under the lowest 1% tail scenario of the Monte Carlo valuation model discussed above, the Company would have positive net income which should not detract from the value of the cash in determining market capitalization.

As of December 31, 2011, the Company estimated the fair value of the derivative using a revised estimated probability of 90% of not meeting the listing requirements or, as a permitted alternative, conducting a sufficiently large public offering. The revised estimate was based on new restrictions placed by significant exchanges on the listing of “reverse merger” companies. They include a requirement that a share trade in an alternative market for a “seasoning” period, unless a sufficiently large public offering is conducted. There are no data upon which to base an estimate of the likelihood of fulfilling the new requirements and determine the odds of a successful offering in the time frame. The Company, in consultation with its investment banking advisors, decided to use 90% as the probability of being unable to avoid the obligation to make the payments as of December 31, 2011. Also, the discount rate used was decreased to 8.5% reflecting closer maturity date of the potential obligation. The December 31, 2011 present value of the full required payment multiplied by 90% resulted in a $8,279,827 estimated fair value of the derivative. Adjusting the value of the derivative to this amount resulted in a $6,762,079 charge to net income for the years ended December 31, 2011.

F-27

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)	Escrow shares and Preferred Shares discount (…/Cont’d)

The embedded derivative is part of the Preferred Shares and was entered into as an inducement to the 2010 Private Placement investors to purchase the Preferred Shares. It is not used for hedging purposes. The estimate of the embedded derivative’s fair value is based on “Level 3” inputs, meaning unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The embedded derivative, and the obligation under the Make-Good Escrow are the only instruments held by the Company that is are carried at fair value estimated using Level 3 inputs. The changes in the carrying value of the Level 3 instruments during years ended December 31, 2011 and 2010 was as follows:

	2011	2010

Liability balance b/f	$15,618,995	$-
Additional liabilities entered into the year	-	15,607,697
(Decrease)/increase in liability fair value	(7,339,168)	11,298
Liability balance c/f	$8,279,827	$15,618,995

Reducing the gross proceeds of the 2010 Private Placement by the $14,101,247 allocated to the contingent right to shares pursuant to the Make-Good Escrow and $1,506,450 to the embedded derivative resulted in $34,457,238 being initially allocated to the 10,012,987 Preferred Shares. This amount was reduced by the $3,621,649 of offering costs relating to the 2010 Private Placement resulting in $30,835,589 initially allocated to the Preferred Shares. At December 31, 2010, the derivative liability was increased by an additional $11,298 to its estimated fair value of $1,517,748. This resulted in a total derivative loss of $11,298 for the year ended December 31, 2010 as shown on the Company’s statements of income. The 10,012,987 Preferred Shares are convertible into an equal number of ordinary shares which for which a fair value was estimated to determine if the Preferred Shares contained a beneficial conversion feature.

F-28

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)	Escrow shares and Preferred Shares discount (…/Cont’d)

The Company calculated an estimated the fair value of its ordinary shares at the time of the 2010 Private Placement by applying to its trailing earnings the price-earnings ratio equal to the average price-earnings ratio of the only two other public companies (as of fourth quarter 2010) in the dredging industry, the peer companies, after making the adjustments described below. The peer companies, whose trailing price-earnings ratios averaged 10.5, are domiciled in developed countries, specifically the Netherlands and the United States, no single shareholder or group controls the peer companies and their shares are liquid and actively traded. To adjust the price-earnings ratio for the peer companies for differences in the Company’s circumstances, the Company applied two discount factors. The first was a 24.5% discount to reflect the market discount applicable to Chinese companies of scale consistent with that of the Company. The Company determined this discount by calculating the average price-earnings ratio of the 34 U.S.-listed Chinese companies with market capitalizations between $100 million and $400 million and positive 1-year trailing earnings and comparing it with the average price-earnings ratio of the S&P 500 over the time period when the 2010 Private Placement occurred. The Company then applied an additional 40% discount to reflect the lack of marketability and control of the Company as compared with public companies generally. The lack of marketability was based on the fact that none of the Company’s shares were registered and there was no ready market for the shares. The size of the discount needed for lack of marketability was limited by the fact that the Company was a public company through its reverse merger with Chardan Acquisition Corp. and had plans and a clear intention to register its shares and list on an exchange. The control element of the discount was necessary because a majority of the Company’s voting shares are controlled by Mr. Xingrong Zhuo and would continue to be controlled by him based on the Monte Carlo simulation of the shares to be transferred from the Make-Good Escrow.

The result of applying these two discounts in sequence to the 10.5 average for the peer companies was to lower the price-earnings ratio used to compute the Company’s per share value to 4.8. Noting that the Company had no debt, the Company multiplied the 4.8 price-earnings ratio to the projected 2010 net income of $48.4 million disclosed to investors in the 2010 Private Placement to calculate an equity value of $229.8 million. This calculated equity value was divided by the number of outstanding ordinary shares, before giving effect to the 2010 Private Placement, and yielded a value per ordinary share of $4.36. This estimate is subject to considerable uncertainty and it is likely that if ordinary shares had been sold separately at the time of the 2010 Private Placement they would have sold for amounts different than $4.36 and such differences could have been material. There were only two peer companies, and the Company’s determination to use a 40% discount for lack of marketability and control is subjective and potentially at the higher end of ranges that may be regarded as typical for such discounts.

F-29

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)	Escrow shares and Preferred Shares discount (…/Cont’d)

The Company updated its value estimate at the end of each interim quarter during the year ended December 31, 2011 by reference to the same two dredging companies. These two companies had a trailing price-earnings ratio for twelve months ended June 30, 2011 of 12.2. The Company lowered this ratio by first applying a 41% discount applicable to Chinese companies based on the ratio at June 30, 2011 between the price-earnings ratio of the 34 Chinese companies to the S&P 500. It was further lowered by the same 40% lack of marketability and control discount used in the fourth quarter 2010 valuation. The result of applying these discounts was a price-earnings ratio of 4.3. The market capitalization was increased by what was estimated to be excess cash at June 30, 2011 as compared to the reference companies and then decreased by the value of the derivative liability. The resulting overall value was divided by the outstanding shares on a fully diluted basis, assuming conversion of all Preferred Shares. Through this method the Company has estimated a fair value of each ordinary share as $6.20 at June 30, 2011.

The estimated $62,080,519 June 30, 2011 fair value of the ordinary shares into which the Preferred Shares would convert exceeded the redemption value of $50,064,935 redemption price of the Preferred Shares should the holders elect to redeem. Consequently, in accordance with ASC 470-25-35-7b, the entire $6,135,012 discount that existed at December 31, 2010 was accreted in six months ended June 30, 2011 as an allocation of net income. There was no remaining discount to be accreted after June 30, 2011.

(q)	Shares and Additional Paid-in Capital

The Company’s shares have no par value. BVI law permits the Board of Directors to pay dividends if 1) in its judgment doing so is in the best interest of the Company and 2) if the Company would remain solvent as defined under BVI law. The Company records the net amounts received for the issuance of Preferred Shares, to the extent allocable to the Preferred Shares under U.S. GAAP, in the Preferred Share account so that it properly reflects the discount from shares’ liquidation preference. The Company further adds any amounts that are required under U.S. GAAP for accretion of the discount or other reasons. In the case of the preferred share issued in the private placement, this required $21,626,203 to be initially recorded as preferred share, with the December 31, 2010 balance adjusted to $43,929,923 and the June 30 and December 31, 2011 balance further adjusted to $50,064,935 its full redemption value. Other capital contributions, irrespective of whether they are for the issuance of share, are recorded in the additional paid-in capital account. The balance sheet account for no par ordinary shares is kept at zero.

(r)	Earnings per ordinary share

Earnings per ordinary share (basic and diluted) is based on the net income attributable to ordinary shareholders divided by the weighted average number of ordinary shares outstanding during each period. Ordinary share equivalents are not included in the calculation of diluted earnings per ordinary share if their effect would be anti-dilutive. As of December 31, 2011, the weighted average outstanding ordinary share equivalents outstanding totaled 10,012,987 consisting of Class A Preferred Shares, all Class A Preferred Shares were used in the calculation of diluted earnings per ordinary share.

F-30

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(s)	Recently issued accounting standards

Set forth below are recent pronouncements that have had or may have a significant effect on the Group’s consolidated financial statements. The Group does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, or disclosures.

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No.2011-05, “Comprehensive Income (Topic 220).” This newly issued accounting standard (1) eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity; (2) requires the consecutive presentation of the statement of net income and other comprehensive income; and (3) requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income. The amendments’ in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income not do the amendments affect how earnings per share is calculated or presented. This ASU applied retrospectively and is effective for fiscal years and interim periods within years beginning after December 15, 2011, which for the Group means January 1, 2012. As this accounting standard only requires enhanced disclosure, the adoption of this standard will not impact the Group’s financial position or results of operations.

3.	CASH

Cash is classified by geographical areas is set out as follows:

	2011	2010

Hong Kong	$454,971	$21,566,194
The PRC	111,954,573	66,966,278
	$112,409,544	$88,532,472

Maximum exposure to credit risk	$112,409,544	$88,532,472

Cash is denominated in the following currencies:

	2011	2010

USD	$757,836	$27,041,216
RMB	111,629,193	61,465,283
HKD	22,515	25,973
	$112,409,544	$88,532,472

In the PRC and Hong Kong, there are currently no rules or regulations mandating on obligatory insurance of bank accounts. Management believes these financial institutions are of high credit quality.

Renminbi is not a freely convertible currency and the remittance of funds out of the PRC is subject to the exchange restrictions imposed by the PRC government.

F-31

4.	ACCOUNTS RECEIVABLE

As of December 31, 2011 and 2010, the balance of accounts receivable was $27,020,183 and $12,841,108, respectively, is set out as follows:

December 31, 2011
			Total revenue	Amount		Status of contract
Name of contract		Estimated contract value	recognized in 2011	received in 2011	Accounts receivable	(Completion %)

1. Yantian Port Channel Dredging and Reclamation I	1	1,958,589	1,110,712	1,925,812	-	100%

2. Yantian Port Channel Dredging and Reclamation II		979,294	1,009,728	1,009,728	-	100%

3. Yantian Port Channel Dredging and Reclamation III		1,566,871	1,570,486	1,570,486	-	100%

4. Yantian Port Channel Dredging and Reclamation IV		1,566,871	1,568,568	1,568,568	-	100%

5. Yantian Port Channel Dredging and Reclamation V		3,204,963	3,210,676	3,210,676	-	100%

6. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XII	2	3,232,881	3,234,625	3,234,625	-	100%

7. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XII	2	3,232,881	3,245,364	3,245,364	-	100%

8. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XII	2	2,694,067	2,839,559	2,839,559	-	100%

9. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XIII	3	1,796,045	1,814,410	1,814,410	-	100%

10. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XIII	3	1,796,045	1,807,076	1,807,076	-	100%

11. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XIII	3	1,562,559	1,573,760	1,573,760	-	100%

12. Qinzhou Port Channel Dredging IV		6,080,186	6,086,998	6,086,998	-	100%

13. Qinzhou Port Channel Dredging VII		4,291,896	4,316,942	4,316,942	-	100%

14. Qinzhou Port Channel Dredging IX		1,967,119	2,012,521	2,012,521	-	100%

F-32

4.	ACCOUNTS RECEIVABLE (…/Cont’d)

December 31, 2011
		Total revenue	Amount		Status of contract
Name of contract	Estimated contract value	recognized in 2011	received in 2011	Accounts receivable	(Completion %)

15. Qinzhou Port Channel Dredging X	2,324,777	2,334,319	2,334,319	-	100%

16. Zhanjiang Baoman Jizhuangxing port - Reclamation I	4,303,063	4,391,306	4,391,306	-	100%

17. Zhanjiang Baoman Jizhuangxing port - Reclamation II	7,769,678	7,780,504	7,780,504	-	100%

18. Hainan Yangpu Port Dredging II	2,318,728	2,361,550	2,361,550	-	100%

19. Yingkou Steel Harbour Reclamation I	3,447,848	3,456,760	3,456,760	-	100%

20. Yingkou Steel Harbour Reclamation II	8,710,353	8,730,322	5,459,080	3,271,242	100%

21. Qinzhou Port Channel Dredging V	5,505,235	5,549,640	5,549,640	-	100%

22. Qinzhou Port Channel Dredging VI	1,953,470	1,990,553	1,990,553	-	100%

23. Qinzhou Port Channel Dredging VIII	5,682,823	5,825,009	5,825,009	-	100%

24. Qinzhou Port Channel Dredging XI	3,551,764	3,677,551	3,677,551	-	100%

25. Qinzhou Port Channel Dredging XII	5,682,823	5,711,424	3,550,693	2,160,731	100%

26. Tianjin South Port Industrial Zone Dredging & Reclamation IV	7,196,588	7,302,739	7,302,739	-	100%

27. Tianjin South Port Industrial Zone Dredging & Reclamation V	9,355,564	8,238,528	8,238,528	-	100%

28. Quanzhou Zhonghua New District Reclamation I	3,232,881	3,276,131	3,276,131	-	100%

29. Quanzhou Zhonghua New District Reclamation II	4,669,717	4,755,933	4,755,933	-	100%

F-33

4.	ACCOUNTS RECEIVABLE (…/Cont’d)

December 31, 2011
			Total revenue	Amount		Status of contract
Name of contract		Estimated contract value	recognized in 2011	received in 2011	Accounts receivable	(Completion %)

30. Quanzhou Zhonghua New District Reclamation III		5,208,530	5,161,031	5,161,031	-	100%

31. Panjin Vessels Industrial Base Project II		10,516,014	10,534,161	10,534,161	-	100%

32. Panjin Vessels Industrial Base Project III		10,878,635	10,879,358	5,183,219	5,696,139	100%

33. Fujian Pantang Experimental Area Dredging I	4	982,706	990,884	990,884	-	100%

34. Fujian Pantang Experimental Area Dredging I	4	982,706	987,781	987,781	-	100%

35. Fujian Pantang Experimental Area Dredging II	5	1,023,653	1,024,921	883,182	141,739	100%

36. Fujian Pantang Experimental Area Dredging II	5	1,023,653	1,025,198	867,296	157,902	100%

37. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XV		4,306,786	4,345,731	1,807,137	2,538,594	100%

38. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XVI		5,562,931	5,609,697	1,639,721	3,969,976	100%

39. Shandong Rizhaogang Lanshan Harbour Dredging I		3,964,948	4,107,506	2,714,430	1,393,076	100%

40. Shandong Rizhaogang Lanshan Harbour Dredging II		5,406,747	5,444,776	2,626,779	2,817,997	100%

41. Jiangsu Guohua Chenjiagang Dredging I		2,886,080	2,911,342	2,911,342	-	100%

42. Jiangsu Guohua Chenjiagang Dredging II		6,313,300	6,359,582	2,687,886	3,671,696	100%

43. Fuqing Yuanhong Pier Dredging I		2,330,826	2,334,508	1,133,417	1,201,091	100%

		$173,023,094	$172,500,170	$146,295,087	$27,020,183

Notes:

1.	The contract commenced in 2010 and was completed in January 2011.
2, 3.	Dredgers Xinggangjun #3, #6 and #9 worked together on one project with the same customer.
4, 5.	Dredgers Hengshunda #1 and Liya #2 worked together on one project with the same customer.

F-34

4.	ACCOUNTS RECEIVABLE (…/Cont’d)

December 31, 2010

			Total revenue	Amount		Status of contract
Name of contract		Estimated contract value	recognized in 2010	Received in 2010	Accounts receivable	(Completion %)

1. Zhuhai Gaolan Port Dredging III	1	$1,686,291	$522,002	$522,002	$-	100%

2. Zhuhai Gaolan Port Dredging IV		2,107,863	2,123,125	2,123,125	-	100%

3. Zhuhai Gaolan Port Dredging V		2,891,841	3,022,060	3,022,060	-	100%

4. Zhuhai Gaolan Port Dredging VI		1,182,474	1,199,883	1,199,883	-	100%

5. Oujiang Port Lantian Dredging II	1	7,188,924	803,979	803,979	-	100%

6. Oujiang Port Lantian Dredging III		4,233,477	4,282,649	4,282,649	-	100%

7. Tangshan Caofeidian Dredging and Reclamation I	1	9,316,017	3,269,800	3,269,800	-	100%

8. Tangshan Caofeidian Dredging and Reclamation II	1	11,123,602	3,723,230	3,723,230	-	100%

9. Tangshan Caofeidian Dredging and Reclamation III		10,106,207	10,138,730	10,138,730	-	100%

10. Tangshan Caofeidian Dredging and Reclamation IV		8,907,165	8,921,169	8,921,169	-	100%

11. Tangshan Caofeidian Dredging and Reclamation V		7,965,061	8,000,862	8,000,862	-	100%

12. Tangshan Caofeidian Dredging and Reclamation VI		1,199,041	1,265,383	1,265,383	-	100%

13. Tangshan Caofeidian Dredging and Reclamation VII		1,370,333	1,406,454	1,406,454	-	100%

14. Tangshan Caofeidian Dredging and Reclamation VIII		1,370,333	1,385,751	1,385,751	-	100%

15. Tangshan Caofeidian Dredging and Reclamation IX		1,884,208	1,961,333	1,370,836	590,497	100%

16. Tangshan Caofeidian Dredging and Reclamation X		2,226,791	2,255,933	1,619,452	636,481	100%

17. Tangshan Caofeidian Dredging and Reclamation XI		2,226,791	2,269,310	1,619,588	649,722	100%

18. Qinzhou Port Channel Dredging I		1,354,949	1,367,145	1,367,145	-	100%

19. Qinzhou Port Channel Dredging II		3,240,489	3,278,074	2,356,958	921,116	100%

20. Qinzhou Port Channel Dredging III		2,864,180	2,930,412	1,203,453	1,726,959	100%

21. Zhanjiang Steel Base Dredging and Reclamation I		13,706,290	13,766,653	13,766,653	-	100%

F-35

4.	ACCOUNTS RECEIVABLE (…/Cont’d)

December 31, 2010

		Total revenue	Amount		Status of contract
Name of contract	Estimated contract value	recognized in 2010	received in 2010	Accounts receivable	(Completion %)

22. Zhanjiang Steel Base Dredging and Reclamation II	7,521,744	7,562,211	7,562,211	-	100%

23. Guohua Taidian Coal Port Dredging I	1,389,859	1,400,272	1,400,272	-	100%

24. Hainan Yangpu Port Dredging I	4,422,815	4,442,077	2,307,346	2,134,731	100%

25. Tianjin South Port Industrial Zone Dredging and Reclamation I	6,427,075	6,439,226	6,439,226	-	100%

26. Tianjin South Port Industrial Zone Dredging and Reclamation II	2,591,563	2,594,554	2,594,554	-	100%

27. Tianjin South Port Industrial Zone Dredging and Reclamation III	4,804,449	4,886,953	1,770,347	3,116,606	100%

28. Jingtang Port Channel Dredging I	4,771,315	4,825,986	4,825,986	-	100%

29. Jingtang Port Channel Dredging II	1,363,233	1,375,678	1,375,678	-	100%

30. Jingtang Port Channel Dredging III	1,704,041	1,718,233	1,718,233	-	100%

31. Qingdao Port Channel Dredging I	5,773,623	5,775,020	5,775,020	-	100%

32. Panjin Vessels Industrial Base Project I	10,720,963	10,739,467	7,674,471	3,064,996	100%

33. Tonggu Channel, Shenzhen West Port Public Dredging and Reclamation I	932,341	936,951	936,951	-	100%

	$150,575,348	$130,590,565	$117,749,457	$12,841,108

Note:

1.	The contract commenced in 2009 and was completed in 2010.

F-36

4.	ACCOUNTS RECEIVABLE (…/Cont’d)

Most of the Group’s customers are state-owned enterprises of China. The Group does not provide credit terms, and customers settle the balances according to the percentage of completion of contracts and the date of settlement specified in the contracts. The Group believes all outstanding balances can be fully collected within 7 to 180 days after the completion of contracts and project completed reports issued. Therefore, no provision on allowance for doubtful accounts was provided as of December 31, 2011 and 2010.

5.	COST AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS ON CONTRACTS IN PROGRESS

Cost and estimated earnings in excess of billings on contracts in progress represent amounts of revenue earned under contracts in progress but not billed at the balance sheet date. These amounts become billable according to the contract terms, which usually consider passage of time, and/or completion of the project. As of December 31, 2011 and 2010, the balance of cost and estimated earnings in excess of billings on contracts in progress was $14,008,972 and $834,909, respectively. Cost and estimated earnings in excess of billings on contracts in progress include the following:

December 31, 2011
						Status of
Name of contract		Estimated contract value	Total revenue recognized in 2011	Amount received in 2011	earnings in excess of billings	contract (Completion %)

1. Yingkou Steel Harbour Reclamation III		$7,440,093	$2,534,537	$1,462,478	$1,072,059	34%

2. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XIV	1	21,962,001	16,501,503	13,096,072	3,405,431	75%

3. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XIV	1	21,962,001	16,501,503	13,096,072	3,405,431	75%

4. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XIV	1	18,301,667	13,751,253	10,913,394	2,837,859	75%

5. Zhuhai Gaolan Port Dredging VII		4,462,970	3,955,814	1,905,398	2,050,416	89%

6. Fuqing Yuanhong Pier Dredging II		1,792,943	1,208,288	-	1,237,776	67%

		$75,921,675	$54,452,898	$40,473,414	$14,008,972

Note:

1.	Dredgers Xinggangjun #3, #6 and #9 worked together on one project with the same customer.

F-37

5.	COST AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS ON CONTRACTS IN PROGRESS (…/Cont’d)

December 31, 2010
Name of contract	Estimated contract value	Total revenue recognized in 2010	Amount received in 2010	Cost and estimated earnings in excess of billings	Status of contract (Completion %)

Yantian Port Channel Dredging and Reclamation I	$1,867,937	$815,100	$-	$834,909	44%

The following schedule summarizes changes in backlog on contracts during the year ended December 31, 2011. Backlog represents the amount of revenue Fujian Service expects to realize from work to be performed pursuant to contractual agreements on projects in progress and on projects for which work has not yet begun.

Backlog balance at December 31, 2010	$62,310,751
New contracts entered during the year ended December 31, 2011	220,006,390
Add: Adjustment of contracts due to change of orders during the year	331,734
Adjusted contract amount at December 31, 2011	282,648,875
Less: Contract revenue earned during the year ended December 31, 2011	(226,953,070)
Backlog balance at December 31, 2011	$55,695,805

There were two contracts included in the backlog as of December 31, 2010, in March 2011, the customers of these two contracts requested the Group's subsidiary, Fujian Service, to work on other projects which were on higher priority. Due to these requests, these two one-year contracts had been replaced by shorter term contracts in 2011. However, the customers have promised the Group that they will provide the Group the same level of work as the replaced contracts. Due to these promises, the backlog was not adjusted but would be reduced by completion of the shorter term contracts as of December 31, 2010 and was not deducted from the backlog as of December 31, 2011.

6.	PREPAID EXPENSES

Prepaid expenses as of December 31, 2011 and 2010 consisted of the following:

	2011	2010

Prepaid expenses	$4,767,072	$-

Prepaid expenses represent amounts prepaid to suppliers for the purchases of consumable parts.

F-38

7.	INVENTORIES

The Group provides dredging services for its customers in the PRC. Inventories consist of consumable parts which are used for dredging projects. As of December 31, 2011 and 2010, the balance of inventories was $2,048,158 and $202,213, respectively.

8.	OTHER RECEIVABLES

Other receivables as of December 31, 2011 and 2010 consisted of the following:

	2011	2010

Social insurance prepaid for staff	$3,242	$1,124
Deposits	122	122
	$3,364	$1,246

Other receivables include social insurance prepaid for staff's portion by the Group, this amount will be directly deducted from staff's salaries and it is interest free.

F-39

9.	PREPAID DREDGER DEPOSITS AND CAPITAL COMMITMENTS

(a)	Prepaid dredger deposits

Prepaid dredgers deposits as of December 31, 2011 and 2010 consisted of the following:

	2011	2010

Non-related party	$23,038,180	$2,272,727
Related party	-	12,491,347
	$23,038,180	$14,764,074

Prepaid dredgers at December 31, 2011 represent deposits of two new dredgers before delivery. The Group paid deposits for the acquisition of two dredgers which will be used for the expansion of dredging operations. The total expected cost of the two dredgers was approximately $31.8 million and $41.3 million respectively. Both of dredgers will be delivered on or before December 2012 (see below Note 9(b)).

(b)	Capital commitments

The Group had the following capital commitments as of December 31, 2011:

Contracted, but not provided for:
Acquisition of dredgers, net of deposit paid	$50,048,460

The future payments required under the purchase contracts as of December 31, 2011 are as follows:

For the years ended December 31,
2012	$16,166,447
2013	33,882,013
$50,048,460

F-40

10.	SECURITY DEPOSITS

The Group’s security deposits represent amounts on deposit with the owners of dredgers leased by the Company’s VIE, Fujian Service. Such amounts will be returned to Fujian Service when the corresponding leases end. Security deposits were $48,872,718 and $21,454,545 as of December 31, 2011 and 2010, respectively.

F-41

11.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment as of December 31, 2011 and 2010 consisted of the following:

	2011	2010

Dredgers	$71,921,019	$54,235,409
Machinery	40,817	38,924
Office equipment	7,870	7,504
	71,969,706	54,281,837
Less: Accumulated depreciation	(20,838,655)	(13,677,053)
	$51,131,051	$40,604,784

Total depreciation expenses of the Group for the years ended December 31, 2011, 2010 and 2009 were $7,161,602, $5,038,074 and $4,952,236, respectively, of which $7,160,142, $5,037,318 and $4,951,518, respectively, were included in cost of revenue.

As of December 31, 2011, the Group owned four dredgers. As of December 31, 2011 and 2010, the total net book value of the dredgers was $51,100,311 and $40,567,273, respectively.

12.	ADVANCE FROM RELATED COMPANIES

Advance from related companies as of December 31, 2011 and 2010 consisted of the following:

	2011	2010
Name of related company
Fujian Gangjun Construction Co., Ltd	$953	$909
Fujian Yihai Investment Co., Ltd	12,711	-

	$13,664	$909

The legal representative, Kongliang Chan, of Fujian Gangjun Construction Co., Ltd is also a key member of the management of Fujian Service. The balance is unsecured, non-interest-bearing and has no repayment term.

One of the legal representatives, Lifei Zeng, of Fujian Yihai Investment Co., Ltd, is a relative of Qing Lin who is one of owners of Wonder Dredging. The balance is unsecured, non-interest-bearing and has no repayment term.

F-42

13.	INCOME TAXES

The Company is incorporated in the BVI, the laws of which do not require the Company to pay any income taxes or other taxes based on revenue, business activity or assets. The Company has subsidiaries domiciled and operating in other countries and those entities file separate tax returns in the respective jurisdictions in which they are domiciled or operate.

The Company’s subsidiary China Dredging (HK) Company Limited (“China Dredging HK”) is domiciled in Hong Kong and would be subject to statutory profit tax in that jurisdiction of 16.5%. Two of the Company’s subsidiaries, Fujian WangGang and Fujian Service, and Wonder Dredging operate in the PRC, where they are subject to a 25% statutory profit tax. All of the Group’s main income is generated in the PRC.

A reconciliation of the expected income tax expense to the actual income tax expense for the years ended December 31, 2011, 2010 and 2009 was as follows:

	For the Years Ended December 31,
	2011	2010	2009

Income before tax	$126,499,331	$64,790,676	$38,361,249

Expected PRC income tax expense at statutory tax rate of 25%	$31,624,833	$16,197,669	$9,590,312
Add: Non-deductible expenses	2,061,017	361,231	-
Less: Non-taxable income	(3,565,386)	-	-
Effect of exchange rate	(13,394)	(2,504)	6,339
Actual income tax expense	$30,107,070	$16,556,396	$9,596,651

The PRC tax system is subject to substantial uncertainties and has been subject to recently enacted changes, the interpretation and enforcement of which are also uncertain. There can be no assurance that changes in PRC tax laws or their interpretation or their application will not subject the Group to substantial PRC taxes in future.

No deferred tax liability has been provided as the amount involved is estimated to be immaterial. Fujian Service has analyzed the tax positions taken or expected to be taken in its tax filings and has concluded it has no material liability related to uncertain tax positions.

For the year ended December 31, 2011, 2010 and 2009, there was no unrecognized tax benefit. Management does not anticipate any potential future adjustments in the next twelve months which would result in a material change to its financial tax position. As of December 31, 2011 and 2010, the Group did not accrue any interest and penalties.

F-43

14.	ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables as of December 31, 2011 and 2010 consisted of the following:

	2011	2010

Accrued salaries and wages	$127,140	$90,380
Accrued staff benefits	209,373	154,279
Other tax payables	1,692,618	42,758
Accrued outsourced dredger services and labor	1,548,722	2,082,954
Other payables	467,374	218,230

	$4,045,227	$2,588,601

Other tax payables represent payables other than income tax which consist of business tax, individual salary tax, stamp duty, embankment tax and other small local taxes. Business tax was 3% - 5% of revenue recognized, as of December 31, 2011 and 2010, and other tax payables included $1,674,116 and $28,835 of business tax payable, respectively.

15.	RELATED PARTY TRANSACTIONS

Operating lease commitments

The Company’s VIE, Fujian Service, entered into an office rental agreement in 2008 with Ping Lin, a relative of one of the former owners, Qing Lin, which will expire on December 31, 2015. Fujian WangGang and Wonder Dredging also entered into office rental agreements in 2010 with Ping Lin. The office rental agreements between Fujian WangGang and Ping Lin, and Wonder Dredging and Ping Lin will expire on June 9, 2013 and April 30, 2013, respectively. Fujian Service entered into four crew hire agreements with Fujian Haiyi International Shipping Agency Co., Ltd which is ultimately majority-owned and controlled by Sunqiang Zhou, brother-in-law of Xinrong Zhou. One of the agreements will expire in 2012 and the others will expire in 2014. Office rental, hire charge of dredger and hire charge of crew paid for the years ended December 31, 2011, 2010 and 2009 was as follows:

		For the Years Ended December 31,
Type	Name of related party	2011	2010	2009
Office rental	Ping Lin	$25,527	$11,653	$8,872
Hire charge of dredger	Fujian Lutong Highway Engineering Construction Co., Ltd	-	1,035,442	1,024,845
Hire charge of crew	Fujian Lutong Highway Engineering Construction Co., Ltd	-	532,513	527,063
Hire charge of crew	Fujian Haiyi International Shipping Agency Co., Ltd	597,234	407,372	403,203
		$622,761	$1,986,980	$1,963,983

Hire charges of dredger and crew, and office rental are included as part of the cost of revenue and general and administrative expenses, respectively.

F-44

15.	RELATED PARTY TRANSACTIONS (…/Cont’d)

Operating lease commitments (…/Cont’d)

Operating lease commitments for both related parties commitments and non-related parties commitments is summarized in Note 17.

16.	CERTAIN RISKS AND CONCENTRATIONS

(a)	Credit risk

As of December 31, 2011, a substantial portion part of the Group’s cash included bank deposits in accounts maintained within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of bank failure. However, the Group has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

(b)	Major customers

 Customers accounting for 10% or more of the Group’s revenues were as follows:

	For the Years Ended December 31,
	2011	2010	2009

Customer A *	33.5%	36.4%	16.6%
Customer B *	12.9%	20.7%	32.2%
Customer C	10.0%	-	-
Customer D	-	10.6%	-
Customer E *	-	10.4%	-
Customer F	-	-	40.3%
Customer G	-	-	10.9%
	56.4%	78.1%	100.0%

*Indicates customers under control of a common parent company.

F-45

16.	CERTAIN RISKS AND CONCENTRATIONS (…/Cont’d)

(c)	Major suppliers

Suppliers accounting for 10% or more of the Group’s total purchases were as follows:

	For the Years Ended
	December 31,
	2011	2010	2009

Supplier A	25.3%	18.0%	-
Supplier B	18.6%	21.3%	-
Supplier C	14.0%	21.3%	-
Supplier D	11.4%	22.4%	64.5%
Supplier E	-	-	30.4%
	69.3%	83.0%	94.9%

The Group is dependent on third-party consumable parts manufacturers for all of its supply of dredging consumable parts. For the years ended December 31, 201, 2010 and 2009, products purchased from the Group's three largest suppliers accounted for 57.9%, 65.0% and 100.0% of product purchases, respectively. The Group is dependent on the ability of its suppliers to provide products on a timely basis and on favorable pricing terms. The loss of certain principal suppliers or a significant reduction in product availability from principal suppliers could have a material adverse effect on the Group. The Group believes that its relationships with its suppliers are satisfactory, and the Group has never experienced inadequate supply from suppliers.

F-46

17.	OPERATING LEASE COMMITMENTS

The total future minimum lease payments under non-cancellable operating leases with respect to dredgers, crew, consumable parts and office as of December 31, 2011 were payable as follows:

	Hire charge of dredgers	Hire charge of crew	Consumable parts supply	Office rental	Total
For the years ended December 31,

2012	$15,522,218	$4,832,601	$40,283,499	$12,517	$60,650,835

2013	7,432,527	2,540,058	18,942,062	12,517	28,927,164

2014	2,131,694	918,593	3,945,619	12,517	7,008,423

2015	754,699	571,982	-	12,517	1,339,198

	$25,841,138	$8,863,234	$63,171,180	$50,068	$97,925,620

Rental expenses under non-cancellable operating leases arrangements for the years ended December 31, 2011, 2010 and 2009 was $19,922,463, $9,847,333 and $3,186,476, respectively. $622,761, $1,986,980 and $1,963,983 was paid to the related parties for the years ended December 31, 2011, 2010 and 2009, respectively (see Note 15).

The operating lease commitments below include both the related parties commitments and non-related parties commitments. The total future lease payments as of December 31, 2011 is summarized as follows:

	Hire charge	Hire charge	Consumable
	of dredgers	of crew	parts supply	Office rental	Total

Related parties commitments	$-	$1,680,346	$-	$50,068	$1,730,414

Non-related parties commitments	25,841,138	7,182,888	63,171,180	-	96,195,206

	$25,841,138	$8,863,234	$63,171,180	$50,068	$97,925,620

F-47

18.	CLASS A PREFERRED SHARES

Each Class A Preferred Share is automatically convertible into one of the Company’s ordinary shares, which the Company calls the Conversion Ratio, upon occurrence of both of the following: (a) the registration of the underlying ordinary shares is declared effective by the SEC or other applicable regulatory authority designed by the holders of a majority of the Preferred Shares pursuant to the terms of the registration rights agreement with such holders, or the underlying ordinary shares become freely tradable in the United States or pursuant to any available exemption; and (b) the commencement of the trading of the Company’s ordinary shares on a national U.S. stock exchange or such other recognized international exchange as the holders of a majority of Preferred Shares may approve. The Conversion Ratio is subject to proportional adjustment for share splits, divisions, share dividends, recapitalization and similar transactions. Each Preferred Share is also convertible into one of the Company’s ordinary shares at the opinion of the holder at any time prior to automatic conversion.

Holders of the Preferred Shares have no right to vote on any matters that requires shareholder approval; provided, however, the Company may not issue any shares that have a liquidation preference that is senior to that of the Preferred Shares without their consent. Class A Preferred Shares are entitled to a dividends equal to any that are declared on ordinary share. The Class A Preferred Shares have a liquidation preference of $5.00 per share.

If an Automatic Conversion does not occur by the second anniversary of the closing of the October 2010 Private Placement, holders of the Preferred Shares shall have the right to receive a payment equal to 20% of $5.00 per Class A Preferred Share. If such payment is due and remains unpaid at the time of an Automatic Conversion, the holders may, at the sole discretion of the Company , choose to receive this payment in ordinary shares, in lieu of cash, at a purchase price of $5.00 per share. The holders also have the right, between the second and third anniversary of the closing, if the shares have not been converted, to demand the redemption of their share for $5.00 per share.

F-48

19.	SHAREHOLDERS' EQUITY

(a)	Contributed capital

In connection with the purchase of the 50% interest of Fujian Service by Fujian WangGang, the shareholders of Wonder Dredging (being the same shareholders of Fujian Service at the time) were entitled, pursuant to the purchase agreement, to declare and be paid all of the retained earnings of Fujian Service from its inception through March 31, 2010, as a dividend, which amounted to $51,087,387. As described in the annual financial statements, the shareholders, pursuant to an agreement, held their interests as the representatives of a family including the Company’s Chief Executive Officer, Mr. Xinrong Zhuo. Such shareholders also committed to contribute all such dividends back into the Company as a capital contribution along with an allocation to its statutory reserves. Such contribution of dividends has been recorded first as a payment of a $10,982,735 subscription receivable and the $40,104,652 balance as additional paid-in capital.

Wonder Dredging was incorporated on May 10, 2010 with capital of $878,876 (RMB6 million) having been paid by the Wonder Dredging shareholders. Upon Wonder Dredging becoming a consolidated subsidiary of the Group on June 29, 2010, this amount was recorded as a capital contribution in the consolidated financial statements. In connection with the acquisition of the Company’s 50% ownership of Fujian Service, Fujian WangGang has met all of its related investment commitments to Fujian Service, having invested approximately $1.5 million in August 2010, approximately $17.1 million in November 2010 and approximately $5.0 million in January 2011.

The Company’s shares have no par value. The BVI permits the Board of Directors to pay dividends if 1) in its judgment doing so is in the best interest of the Company and 2) if the Company would remain solvent as defined under BVI law. The Company records the net amounts received for the issuance of preferred share, to the extent allocable to the Preferred Shares under U.S. GAAP, in the Preferred Shares account. Other capital contributions, irrespective of whether they are for the issuance of shares, are recorded in the additional paid-in account. The balance sheet account for no par ordinary shares is kept at zero.

F-49

19.	SHAREHOLDERS' EQUITY (…/Cont’d)

(b)	Retained earnings and statutory reserves

Retained earnings and statutory reserves as of December 31, 2011 and 2010 consisted of the following:

	2011	2010

Retained earnings	$98,559,096	$13,392,884

Statutory reserves	$15,386,316	$10,295,279

Fujian Service, Fujian WangGang and Wonder Dredging, which are located and operate in the PRC, are required to transfer 10% of their net profits after income tax, as determined in accordance with the PRC accounting rules and regulations. Appropriation to the statutory reserve by the Group is based on profit arrived at under PRC accounting standards for business enterprises for each year. The statutory reserves of the Group represent the statutory reserves of Fujian Service, Fujian WangGang and Wonder Dredging as required under the PRC law.

The profit arrived at must be set off against any accumulated losses sustained by the Group in prior years, before allocation is made to the statutory reserve. Appropriation to the statutory reserve must be made before distribution of dividends to shareholders. The appropriation is required until the statutory reserve reaches 50% of the shareholders' equity. This statutory reserve is not distributable in the form of cash dividends.

As of December 31, 2011, the statutory reserves of Fujian Service and Wonder Dredging have fulfilled the requirement of PRC accounting rules and regulations. Fujian WangGang had sustained losses since its establishment, therefore no appropriation of net profits to the statutory reserves was required.

20.	CONDENSED PARENT COMPANY FINANCIAL INFORMATION

For the purpose of preparing these supplemental condensed parent company (unconsolidated) financial statements, the Company records its investment in subsidiaries under the equity method of accounting as prescribed in ASC Topic 323, “Investments - Equity Method and Joint Ventures”. Such investment and long-term loans to subsidiaries are presented on the balance sheet as “Investments in subsidiaries” and the income of the subsidiaries is presented as “Equity in income of subsidiaries” on the statements of income.

These supplemental condensed parent company (unconsolidated) financial statements should be read in conjunction with the notes to the Company’s Consolidated Financial Statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted.

As of December 31, 2011, there were no material contingencies, significant provisions for long-term obligations, or guarantees of the Company, except as separately disclosed in the Company’s Consolidated Financial Statements, if any.

F-50

20.	CONDENSED PARENT COMPANY FINANCIAL INFORMATION (…/Cont’d)

CONDENSED BALANCE SHEETS

	As of December 31,	As of December 31,
	2011	2010
Assets
Cash	$437,324	$21,509,633
Other receivables	122	122
Investments in subsidiaries	267,289,072	145,992,195
Total assets	$267,726,518	$167,501,950

Liabilities and equity
Current liabilities
Accrued liabilities and other payables	$434,713	$176,675
Derivative liability	8,279,827	-
Total current liabilities	8,714,540	176,675

Non-current liabilities
Contingent liability for a variable number of shares	-	14,101,247
Derivative liability	-	1,517,748
Total non-current liabilities	-	15,618,995
Total liabilities	8,714,540	15,795,670

Class A Preferred Shares, no par value; 25,000,000 shares authorized; 10,012,987 shares issued and outstanding (liquidation preference $50,064,935, less $0 and $6,135,012 discount, respectively) as of December 31, 2011 and 2010	50,064,935	43,929,923

Shareholders’ equity
Total shareholders’ equity	208,947,043	107,776,357

Total liabilities and equity	$267,726,518	$167,501,950

F-51

20.	CONDENSED PARENT COMPANY FINANCIAL INFORMATION (…/Cont’d)

CONDENSED STATEMENTS OF INCOME

	For the Years Ended December 31,
	2011	2010

General and administrative expenses	$(1,249,180)	$(2,005,780)
Other income	7,339,168	-
Equity income of subsidiaries	90,302,273	50,240,060
Net income	$96,392,261	$48,234,280

CONDENSED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2011	2010

Net cash used in operating activities	$(991,142)	$(1,022,324)
Net cash used in investing activities	(20,140,000)	(23,908,485)
Net cash provided by financing activities	55,990	46,443,286
Effect of exchange rate changes on cash	2,843	(2,844)
Cash at the beginning of the year	21,509,633	-
Cash at the end of the year	$437,324	$21,509,633

F-52

21.	CONTINGENCIES

Registration rights agreement

In connection with its private placement, the Company entered into a registration rights agreement pursuant to which it agreed to use its best efforts to file within 60 days of the date after which the Company would no longer accept funds for the purchase of Preferred Shares (such 60-day deadline, the "Filing Deadline") a registration statement with the SEC to register the sale by the Company of its ordinary shares by means of a firm commitment underwritten offering and to register for resale (i) the ordinary shares underlying the Preferred Shares issued in the private placement, (ii) the 15,000,000 shares held in the Make-Good Escrow, (iii) 37,177,323 ordinary shares held by certain of its founding shareholders which are not part of the Make-Good Escrow and (iv) the 500,000 shares issued to its placement agent pursuant to the Merger Agreement. If the registration statement covering these securities is not filed by the Filing Deadline or not declared effective by the SEC within 180 days of the Filing Deadline (such 180-day deadline, the ‘‘Effectiveness Deadline’’), subject to certain exceptions, liquidated damages of 0.3% of the purchase price per month will accrue and will be payable in cash on a monthly basis, provided that in no event shall the amount of liquidated damages payable at any time to any holder of Preferred Shares exceed 10% of the amount of such holder’s initial investment in the private placement. According to this formula, the monthly liquidated damages to be paid would amount to $150,195 per month and the maximum payments would total $5,006,494.

Under the registration rights agreement, the Filing Deadline was February 21, 2011 and the Effectiveness Deadline has been extended from August 22, 2011 to January 31, 2012. The registration was declared effective on February 2, 2012. The investors have waived any claim for liquidated damages for the two-day delay. As of the date of issuance of these financial statements, the Company knows that it has met the deadline and has assessed the likelihood of any liquidated damages becoming payable under the registration rights agreement and believed that the likelihood was not probable. Consequently, no liability or expense was recorded as of December 31, 2011 for liquidated damages under the registration rights agreement.

22.	SUBSEQUENT EVENTS

In October 2012, the deadline for the Company’s obligation to pay 20% of the $5.00 purchase prize of the Class A Preferred Shares to the holders of such shares, if the Company’s ordinary shares are not listed on a qualifying exchange, was extended to December 31, 2013.

F-53

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN US DOLLARS)

	June 30, 2012	December 31, 2011
	(Unaudited)
Assets
Current assets
Cash	$158,421,471	$112,409,544
Accounts receivable	23,478,578	27,020,183
Cost and estimated earnings in excess of billings on contracts in progress	19,595,364	14,008,972
Prepaid expenses	-	4,767,072
Inventories	3,374,289	2,048,158
Other receivables	3,621	3,364
Total current assets	204,873,323	160,257,293

Other assets
Prepaid dredger deposits	22,823,862	23,038,180
Security deposits	48,418,070	48,872,718
Property, plant and equipment, net	46,777,556	51,131,051
Total other assets	118,019,488	123,041,949

Total assets	$322,892,811	$283,299,242

Liabilities and equity
Liabilities
Current liabilities
Accounts payable	$3,619,025	$3,653,008
Advance from a shareholder	1,006	-
Advance from related companies	13,536	13,664
Income tax payable	7,510,272	8,295,538
Accrued liabilities and other payables	3,070,387	4,045,227
Derivative liability	9,201,504	8,279,827
Total current liabilities	23,415,730	24,287,264
Total liabilities	23,415,730	24,287,264

Class A Preferred Shares, no par value; 25,000,000 shares authorized; 10,012,987 shares issued and outstanding (liquidation preference $50,064,935, less $0 discount) as of June 30, 2012 and December 31, 2011	50,064,935	50,064,935

Shareholders' equity
Ordinary shares, no par value; 225,000,000 shares authorized; 52,677,323 shares issued and outstanding as of June 30, 2012 and December 31, 2011	-	-
Statutory reserves	15,386,316	15,386,316
Additional paid-in capital	79,185,284	79,185,284
Retained earnings	141,951,831	98,559,096
Accumulated other comprehensive income	12,888,715	15,816,347
Total shareholders' equity	249,412,146	208,947,043

Total liabilities and equity	$322,892,811	$283,299,242

See accompanying notes to the consolidated financial statements.

F-54

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(IN US DOLLARS)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Contract revenue	$59,594,550	$57,224,466	$119,094,081	$107,355,835

Cost of contract revenue, including depreciation of $1,836,678 and $1,781,374 for the three months ended June 30, 2012 and 2011, respectively $3,683,238 and $3,509,175 for the six months ended June 30, 2012 and 2011, respectively	(27,573,111)	(24,946,889)	(55,595,229)	(45,986,853)

Gross profit	32,021,439	32,277,577	63,498,852	61,368,982

General and administrative expenses	(2,217,540)	(2,201,241)	(4,652,813)	(4,151,924)

Income from operations	29,803,899	30,076,336	58,846,039	57,217,058

Other income/(expense):
Interest income	182,678	122,927	331,085	195,055
Gain on exchange difference, net	-	-	1,124	-
Gain on obligation under "Make-Good Escrow"	-	6,135,280	-	12,433,807
Loss on derivative	(728,720)	(5,461,731)	(921,677)	(5,484,583)

Total other (expense)/income	(546,042)	796,476	(589,468)	7,144,279

Income before income taxes	29,257,857	30,872,812	58,256,571	64,361,337

Income tax expense	(7,533,940)	(7,585,460)	(14,863,836)	(14,426,371)
Net income	21,723,917	23,287,352	43,392,735	49,934,966

Accretion of discount on Class A Preferred Shares	-	(400,519)	-	(6,135,012)

Net income attributable to ordinary shareholders	$21,723,917	$22,886,833	$43,392,735	$43,799,954

Earnings per ordinary share
- Basic	$0.41	$0.43	$0.82	$0.83

- Diluted	$0.35	$0.37	$0.69	$0.80

Weighted average number of ordinary shares outstanding
- Basic	52,677,323	52,677,323	52,677,323	52,677,323

- Diluted	62,690,310	62,690,310	62,690,310	62,690,310

See accompanying notes to the consolidated financial statements.

F-55

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

(IN US DOLLARS)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

Net income attributable to ordinary shareholders	$21,723,917	$22,886,833	$43,392,735	$43,799,954

Other comprehensive income
Foreign currency translation (loss)/gain	(2,771,628)	2,716,752	(2,927,632)	4,131,474
Total comprehensive income	$18,952,289	$25,603,585	$40,465,103	$47,931,428

See accompanying notes to the consolidated financial statements.

F-56

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2012

(IN US DOLLARS)

	Ordinary Shares, with no Par Value					Accumulated other	Total
	Number of		Statutory	Additional	Retained	comprehensive	shareholders'
	Shares	Amount	reserves	paid-in capital	earnings	income	equity

Balance as of December 31, 2011	52,677,323	$-	$15,386,316	$79,185,284	$98,559,096	$15,816,347	$208,947,043

Net income	-	-	-	-	43,392,735	-	43,392,735

Foreign currency translation loss	-	-	-	-	-	(2,927,632)	(2,927,632)

Balance as of June 30, 2012	52,677,323	$-	$15,386,316	$79,185,284	$141,951,831	$12,888,715	$249,412,146

See accompanying notes to the consolidated financial statements.

F-57

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(IN US DOLLARS)

	For the Six Months Ended
	June 30,
	2012	2011
Cash flows from operating activities:
Net income	$43,392,735	$49,934,966
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	3,683,983	3,509,896
Gain on obligation under "Make-Good Escrow"	-	(12,433,807)
Loss on derivative	921,677	5,484,583

Changes in operating assets and liabilities:
Accounts receivable	3,309,205	(3,858,493)
Cost and estimated earnings in excess of billings on contracts in progress	(5,749,657)	(6,539,230)
Other receivables	(291)	(1,090)
Prepaid expenses	4,749,940	-
Inventories	(1,352,935)	(292,991)
Accounts payable	-	1,902,762
Income tax payable	(712,176)	2,646,634
Accrued liabilities and other payables	(945,782)	2,104,309
Net cash provided by operating activities	47,296,699	42,457,539

Cash flows from investing activities:
Deposits paid for dredgers	-	(14,098,320)
Changes in security deposits	-	(12,259,409)
Purchase of property, plant and equipment	-	(1,879,843)
Net cash used in investing activities	-	(28,237,572)

Cash flows from financing activities:
Cash paid for deferred offering expenses	-	(983,702)
Advance from a shareholder	1,006	-
Net cash provided by/(used in) financing activities	1,006	(983,702)

Net increase in cash	47,297,705	13,236,265

Effect of exchange rate changes on cash	(1,285,778)	1,858,191
Cash at the beginning of the year	112,409,544	88,532,472
Cash at the end of the period	$158,421,471	$103,626,928

Supplemental disclosures of cash flow information:

Cash paid:
Income tax paid	$15,576,011	$11,779,737

Supplemental disclosures of non-cash transactions:

Accretion of discount on Class A Preferred Shares	$-	$6,135,012

Transfer of deposits paid for dredgers to property plant and equipment	$-	$12,633,764

See accompanying notes to the consolidated financial statements.

F-58

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation

These interim consolidated financial statements of China Dredging Group Co., Ltd (the “Company”) and its subsidiaries and variable interest entities (each, a “VIE”, and together with the Company and its subsidaries, the “Group”) are unaudited. In the opinion of management, all adjustments (consisting of normal recurring accruals) and disclosures necessary for a fair presentation of these interim consolidated financial statements have been included. The results reported in the consolidated financial statements for any interim periods are not necessarily indicative of the results that may be reported for the entire year. The accompanying consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not include all information and footnotes necessary for a complete presentation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”). These unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and accompanying footnotes of the Company for the year ended December 31, 2011.

The unaudited consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and VIEs in which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated. The consolidated financial statements of the Company have been prepared as if the existing corporate structure had been in existence throughout the periods presented and as if the reorganization had occured as of the beginning of the earliest period presented.

(b)	Variable interest entity

The following table shows the assets and liabilities of VIEs, Wonder Dredging Engineering LLC (“Wonder Dredging”) and Fujian Xing Gang Port Service Co., Ltd (“Fujian Service”) after eliminating the intercompany balances as of June 30, 2012 and December 31, 2011:

	June 30, 2012		December 31, 2011
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service
	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$951,263	$156,871,359	$957,786	$110,535,418
Accounts receivable	-	23,478,578	-	27,020,183
Cost and estimated earnings in excess of billings on contracts in progress	-	19,595,364	-	14,008,972
Other current assets	-	3,376,907	-	6,817,900
Property, plant and equipment, net	-	46,777,556	-	51,131,051
Prepaid dredger deposits	-	2,361,089	-	2,383,260
Security deposits	-	48,418,070	-	48,872,718
	$951,263	$300,878,923	$957,786	$260,769,502

F-59

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(b)	Variable interest entity (…/Cont’d)

	June 30, 2012		December 31, 2011
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service
	(Unaudited)	(Unaudited)
LIABILITIES
Accounts payable	$-	$3,619,025	$-	$3,653,008
Income tax payable	-	7,510,272	-	8,295,538
Accrued liabilities and other payables	23	2,791,339	33	3,608,513
	$23	$13,920,636	$33	$15,557,059

The creditors of Wonder Dredging and Fujian Service do not have recourse against the general creditors of its primary beneficiary or other Group members.

The following table shows the contract revenue, cost of contract revenue, and net income/(loss) of Wonder Dredging and Fujian Service after eliminating the intercompany balances for the six months ended June 30, 2012 and 2011. This was the only period during the three and six months ended June 30, 2012 and 2011 for which the results of Wonder Dredging and Fujian Service were included in the consolidated Group.

	For the Three Months Ended		For the Three Months Ended
	June 30, 2012		June 30, 2011
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Contract revenue	$-	$59,594,550	$-	$57,224,466

Cost of contract revenue	$-	$(27,573,111)	$-	$(24,946,889)

Net (loss)/income attributable to the Company	$(5,267)	$22,535,808	$(5,025)	$22,798,833

	For the Six Months Ended		For the Six Months Ended
	June 30, 2012		June 30, 2011
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Contract revenue	$-	$119,094,081	$-	$107,355,835

Cost of contract revenue	$-	$(55,595,229)	$-	$(45,986,853)

Net (loss)/income attributable to the Company	$(4,058)	$44,485,545	$(4,444)	$43,285,565

F-60

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(b)	Variable interest entity (…/Cont’d)

The following table shows the condensed cash flow activities of Wonder Dredging and Fujian Service for the six months ended June 30, 2012 and 2011:

	For the Six Months Ended		For the Six Months Ended
	June 30, 2012		June 30, 2011
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net cash (used in)/provided by operating activities	$(4,068)	$47,704,970	$(10,389)	$42,069,434
Net cash used in investing activities	-	-	-	(8,682,005)
Net cash provided by/(used in) financing activities	6,468	(94,617)	12,106	-
Net increase in cash	2,400	47,610,353	1,717	33,387,429
Effect on change of exchange rates	(8,923)	(1,274,412)	19,218	1,592,455
Cash at the beginning of the year	957,786	110,535,418	909,353	60,555,411
Cash at the end of the period	$951,263	$156,871,359	$930,288	$95,535,295

(c)	Use of estimates

The Company’s consolidated financial statements have been prepared in accordance with U.S. GAAP which requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the years. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and the estimated useful lives of long-lived assets; valuation allowances for receivables, percentage of completion of contracts and realizable values for inventories. Accordingly, actual results could differ from those estimates.

F-61

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(d)	Foreign currency translation

The Company uses United States dollars (“U.S. Dollar” or “US$” or “$”) for financial reporting purposes. The subsidiaries within the Group maintain their books and records in their respective functional currency, Chinese Renminbi (“RMB”) and Hong Kong dollars (“HK$”), being the lawful currency in the PRC and Hong Kong, respectively. Assets and liabilities of foreign subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the period. The related transaction adjustments are reflected in “Accumulated other comprehensive income/(loss)’’ in the equity section of the Company’s consolidated balance sheet. A summary of exchange rate is as follows:

	June 30, 2012	December 31, 2011

Balance sheet items, except for equity accounts	RMB6.3530=$1	RMB6.2939=$1
	HK$7.7572=$1	HK$7.7663=$1

For the Six Months Ended June 30,
	2012	2011
Items in statements of income and cash flows	RMB6.3166=$1	RMB6.5256=$1
	HK$7.7590=$1	HK7.7804=$1

For the Three Months Ended June 30,
	2012	2011
Items in statement of income and cash flows	RMB6.3335=$1	RMB6.4774=$1
	HK$7.7592=$1	HK7.7755=$1

(e)	Cash

Cash consists of cash on hand and at banks.

(f)	Accounts receivable

Accounts receivable represent billed under the terms of contracts with customers. There is no amount related to retainage. The Group anticipates collection of all the outstanding balances within 7 to 180 days after completion reports of the contracts are issued. The allowance for doubtful accounts is the Group’s best estimate of the amount of probable credit losses in the Group’s existing receivable. The Group provides an allowance for estimated uncollectible receivables when events or conditions indicate that amounts outstanding are not recoverable. Outstanding account balances are reviewed individually for collectability. Based on the Group’s assessment of collectability, there has been no allowance for doubtful accounts recognized for the six months ended June 30, 2012 and for the year ended December 31, 2011.

F-62

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(g)	Revenue recognition and cost and estimated earnings in excess of billings on contracts in progress

The Company recognizes contract revenues under the percentage-of-completion method to determine the appropriate amount to be recognized in a given period. Depending on the nature of contracts, the stage of completion is measured by reference to (a) the proportion of contract costs incurred for work performed to date to estimated total contract costs; (b) the amount of work certified by a site engineer; or (c) the completion of a physical proportion of the contract work. The difference between amounts billed and recognized as revenue is reflected in the balance sheet as either contract revenues in excess of billings or billings in excess of contract revenues. Provisions for estimated losses on contracts in progress are made in the period in which they are identified. In the event that contract revenue cannot be estimated reliably, contract revenue is recognized only to the extent of contract costs incurred that are likely to be recoverable.

Cost and estimated earnings in excess of billings represent amounts of revenue earned under contracts in progress but not billed at the balance sheet date. These amounts become billable according to the contract terms, which usually consider passage of time, and/or completion of the project.

(h)	Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. Expenditures for major additions and betterments are capitalized. Depreciation of property, plant and equipment is computed by the straight-line method over the assets estimated useful lives ranging from five to ten years. Building improvements, are amortized on a straight-line basis over the estimated useful life.

Upon sale or retirement of property, plant and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

The estimated useful lives of the assets are as follows:

Estimated lives
Dredgers	7.5-10
Machinery	5
Office equipment	5

Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

(i)	Impairment of long-lived assets

Based on the Group’s assessment, no triggering events for the testing of long-lived assets for impairment were identified as of June 30, 2012 and December 31, 2011.

F-63

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(j)	Fair value measurements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “ASU 2010-06” “Fair Value Measurements and Disclosures”. The new guidance clarifies two existing disclosure requirements and requires two new disclosures as follows: (1) a “gross” presentation of activities (purchases, sales, and settlements) within the Level 3 rollforward reconciliation, which will replace the “net” presentation format; and (2) detailed disclosures about the transfers in and out of Level 1 and 2 measurements. This guidance is effective for the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward information, which is required for annual reporting periods beginning after December 15, 2010, and for interim reporting periods thereafter. The Company adopted the amended fair value disclosures guidance on January 1, 2011.

The Group’s financial instruments consist principally of cash, accounts receivables, cost and estimated earnings in excess of billings on contracts in progress, accounts payable and accrued liabilities. None of which are held for trading purposes. Pursuant to ASC 820, the fair value of the Group’s cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Group believes that the carrying amounts of the Group’s financial instruments, other than derivative liability, approximate their current fair values because of their nature and respective maturity dates or durations. Derivative liability, as described in Note 1(p) below, is carried at the estimated fair value at the balance sheet date using Level 3 inputs.

(k)	Income taxes

The Group recognizes interest and penalties related to income tax matters as income tax expense. For the three and six months ended June 30, 2012 and 2011, there was no penalty or interest recognized as income tax expenses.

(l)	Commitments and contingencies

In the normal course of business, the Group is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Group records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

The Group’s management has evaluated all such proceedings and claims that existed as of June 30, 2012 and December 31, 2011. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Group’s financial position, liquidity or results of operations.

F-64

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(m)	Economic and political risks

The Group’s operations are conducted in the PRC. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Group’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances aboard, and rates and methods of taxation, among other things.

(n)	Pension and employee benefits

Full time employees of the Group participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on certain percentages of the employees’ salaries. Cost for pension and employee benefits of the Group was $24,758 and $18,565 for the three months ended June 30, 2012 and 2011; $47,547 and $34,574 for six months ended June 30, 2012 and 2011, respectively.

(o)	Segment information

Accounting Standards Codification (“ASC”) 280 “Segment reporting” establishes standards for reporting information on operating segments in interim and annual financial statements. The Group has only one segment, all of the Group’s operations and customers are in the PRC and all income is derived from the services of dredging. Accordingly, no line of business or geographic information is presented.

F-65

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)	Derivative liability

As discussed in Note 16, the holders of the Preferred Shares have the right to receive 20% of the $5.00 purchase price on the second anniversary of issuance if not yet converted. Substantially this is the right to $1.00 per share if the Company fails to have the ordinary shares underlying the preferred both successfully registered with the SEC and listed on a suitable exchange by October 2012. The Company has determined that this contingent right of the holders of the Preferred Shares is an embedded derivative financial instrument which must, for financial reporting purposes, be separated from the host instrument (i.e., from the Preferred Shares) and treated as a separate instrument. Proceeds of the private placement conducted in the fourth quarter 2010 (the “2010 Private Placement”) were allocated to the derivative liability in an amount equal to its estimated fair value. Prospectively, the derivative liability is adjusted to its estimated fair value at each balance sheet date with changes in its fair value recorded in the Company’s statements of income.

F-66

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)	Derivative liability (…/Cont’d)

The Company had estimated the value of the embedded derivative based on the $10,012,987 proceeds that would be paid, discounted at an interest rate of 9% and multiplied by 18%, representing the probability, viewed from the time of the 2010 Private Placement, that the underlying ordinary shares would not be registered and listed. The Company believes the 9% interest rate, which is consistent with then-effective high-yield rates in US markets, is appropriate for debt in such amount at the parent-company level that is unsecured, illiquid and structurally subordinated to creditor claims at the operating companies (the locus of substantially all of the Company’s assets). The probability of the Company not being registered and listed by October 2012 was estimated to be the same as the actual percentage of all public Form F-1 filers in 2009 and 2010 failing to achieve effectiveness of their registration statements. However, the Company’s actual probability of success could differ from that of companies who filed such registration statements during the reference period, or an actual market participant could take a different view. The Company believed that, in its case, based on circumstances in the fourth quarter 2010, if its registration statement were to become effective, all other requirements to achieve a national exchange listing would be satisfied or within its control, which would is sufficient to extinguish the embedded derivative. While listing requirements relating to market capitalization are not directly in the Company’s control, the Company believed it should have sufficient market capitalization based on its cash alone to meet requisite listing standards. Even under the lowest 1% tail scenario of the Monte Carlo valuation model discussed above, the Company would have positive net income which should not detract from the value of the cash in determining market capitalization.

As of December 31, 2011, the Company estimated the fair value of the derivative using a revised estimated probability of 90% of not meeting the listing requirements or, as a permitted alternative, conducting a sufficiently large public offering. The revised estimate was based on new restrictions placed by significant exchanges on the listing of “reverse merger” companies. They include a requirement that a share trade in an alternative market for a “seasoning” period, unless a sufficiently large public offering is conducted. There are no data upon which to base and estimate on the likelihood of fulfilling the new requirements and determine the odds of a successful offering in the time frame. The Company, in consultation with its investment banking advisors, decided to use 90% as the probability of being unable to avoid the obligation to make the payments as of December 31, 2011. Also, the discount rate used was decreased to 8.5% reflecting closer maturity date of the potential obligation.

As of June 30, 2012, the Company estimated the fair value of the derivative using an estimated probability of 95% as of that date of not meeting the listing requirements or, as a permitted alternative, conducting a sufficiently large public offering. The Company considered the new restrictions imposed by significant exchanges on the listing of “reverse merger” companies, the absence of data upon which to base and estimate the likelihood of fulfilling the new requirements a successful offering, and that there is less than six months before the date at which the payment would be due if the conditions are not fulfilled. The Company, in consultation with its investment banking advisors, decided to use 95% as the probability of being unable to avoid the obligation to make the payments. During the three months ended June 30, 2012, there was no publicly apparent progress in the Company’s efforts to fulfill the requirements. Therefore, the discount rate used was decreased to 8% reflecting closer maturity date of potential obligation. The June 30, 2012 present value of the full required payment multiplied by 95% resulted in a $9,201,504 estimated fair value of the derivative. Adjusting the value of the derivative to this amount resulted in a $728,720 and $921,677 charge to net income for the three and six months ended June 30, 2012, respectively.

F-67

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)	Derivative liability (…/Cont’d)

The embedded derivative is part of the Preferred Shares and was entered into as an inducement to the 2010 Private Placement investors to purchase the Preferred Shares. It is not used for hedging purposes. The estimate of the embedded derivative’s fair value is based on “Level 3” inputs, meaning unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The embedded derivative is the only instruments held by the Company that are carried at fair value estimated using Level 3 inputs as of June 30, 2012. The changes in the carrying value of the Level 3 instruments during the three and six months ended June 30, 2012 and the year ended December 31, 2011 was as follows:

	For the three months	For the six months
	ended	ended	For the year ended
	June 30, 2012	June 30, 2012	December 31, 2011

Liability balance b/f	$8,472,784	$8,279,827	$15,618,995
Increase/(decrease) in liability fair value	728,720	921,677	(7,339,168)
Liability balance c/f	$9,201,504	$9,201,504	$8,279,827

F-68

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(q)	Shares and Additional Paid-in Capital

The Company’s shares have no par value. BVI law permits the Board of Directors to pay dividends if 1) in its judgment doing so is in the best interest of the Company and 2) if the Company would remain solvent as defined under BVI law. The Company records the net amounts received for the issuance of Preferred Shares, to the extent allocable to the preferred shares under U.S. GAAP, in the Preferred Share account so that it properly reflects the discount from shares’ liquidation preference. The Company further adds any amounts that are required under U.S. GAAP for accretion of the discount or other reasons. In the case of the Preferred Share issued in the 2010 Private Placement, this required $21,626,203 to be initially recorded as Preferred Share and the balance is at its full redemption value of $50,064,935 as of June 30, 2012 and December 31, 2011. Other capital contributions, irrespective of whether they are for the issuance of share, are recorded in the additional paid-in capital account. The balance sheet account for no par ordinary shares is kept at zero.

As of June 30, 2012 and December 31, 2011, the balance of the additional paid-in capital was $79,185,284.

F-69

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(r)	Earnings per ordinary share

Earnings per ordinary share (basic and diluted) is based on the net income attributable to ordinary shareholders divided by the weighted average number of ordinary shares outstanding during each period. Ordinary share equivalents are not included in the calculation of diluted earnings per ordinary share if their effect would be anti-dilutive. As of June 30, 2012, the weighted average outstanding ordinary share equivalents outstanding totaled 10,012,987 consisting of Class A Preferred Shares, all Class A Preferred Shares were used in the calculation of diluted earnings per ordinary share.

F-70

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

2.	CASH

Cash is classified by geographical areas is set out as follows:

	June 30, 2012	December 31, 2011
	(Unaudited)
Hong Kong	$137,743	$454,971
The PRC	158,283,728	111,954,573
	$158,421,471	$112,409,544

Maximum exposure to credit risk	$158,421,471	$112,409,544

 Cash is denominated in the following currencies:

	June 30, 2012	December 31, 2011
	(Unaudited)
USD	$455,942	$757,836
RMB	157,957,383	111,629,193
HKD	8,146	22,515
	$158,421,471	$112,409,544

In the PRC and Hong Kong there are currently no rules or regulations mandating obligatory insurance of bank accounts. Management believes these financial institutions are of high credit quality.

Renminbi is not a freely convertible currency and the remittance of funds out of the PRC is subject to the exchange restrictions imposed by the PRC Government.

F-71

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

3.	ACCOUNTS RECEIVABLE

As of June 30, 2012 and December 31, 2011, the balance of accounts receivable was $23,478,578 and $27,020,183, respectively, is set out as follows:

June 30, 2012

Name of contract	Estimated contract value	Total revenue recognized during the six months ended June 30, 2012	Amount received in 2012	Accounts receivable	Status of contract (Completion %)

1. Yingkou Steel Harbour Reclamation II 1	$8,890,859	$-	$3,271,242	$-	100%

2. Yingkou Steel Harbour Reclamation III [2]	7,594,275	5,055,504	7,590,041	-	100%

3. Yingkou Steel Harbour Reclamation IV	7,409,049	7,474,837	4,727,366	2,747,471	100%

4. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XIV [2,3]	22,417,123	5,577,187	22,078,690	-	100%

5. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XIV [2,3]	18,680,936	4,689,196	18,440,449	-	100%

6. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XIV [2,3]	22,417,123	5,665,179	22,166,682	-	100%

7. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XV [1]	4,396,036	-	2,538,594	-	100%

8. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XVI [1]	5,678,213	-	3,969,976	-	100%

9. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XVII	3,663,363	3,688,641	2,678,598	1,010,043	100%

10. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XVIII	1,831,682	1,833,412	1,173,596	659,816	100%

11. Tangshan Caofeidian Port-Harbour Dredging & Reclamation IXX [4]	3,175,759	3,280,695	1,707,179	1,573,516	100%

F-72

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

3.	ACCOUNTS RECEIVABLE (…/Cont’d)

June 30, 2012

Name of contract	Estimated contract value	Total revenue recognized during the six months ended June 30, 2012	Amount received in 2012	Accounts receivable	Status of contract (Completion %)

12. Tangshan Caofeidian Port-Harbour Dredging & Reclamation IXX [4]	3,736,187	3,737,327	2,003,659	1,733,668	100%

13. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XX	5,311,877	5,314,042	2,569,065	2,744,977	100%

14. Shandong Rizhaogang Lanshan Harbour Dredging I [1]	4,047,114	-	1,393,076	-	100%

15. Shandong Rizhaogang Lanshan Harbour Dredging II [1]	5,518,792	-	2,817,997	-	100%

16. Shandong Rizhaogang Lanshan Harbour Dredging III	2,575,436	2,618,207	1,282,233	1,335,974	100%

17. Shandong Rizhaogang Lanshan Harbour Dredging IV	2,575,436	2,588,700	1,753,304	835,396	100%

18. Fujian Fuzhou Jiangyingang Dredging [5]	455,562	391,010	391,010	-	100%

19. Fujian Fuzhou Jiangyingang Dredging [5]	455,562	388,134	388,134	-	100%

20. Qinzhou Port Channel Dredging XII [1]	5,800,589	-	2,160,731	-	100%

21. Qinzhou Port Channel Dredging XIII	5,438,052	5,444,405	5,444,405	-	100%

22. Qinzhou Port Channel Dredging IX	5,256,784	5,260,847	2,297,083	2,963,764	100%

23. Panjin Vessels Industrial Base Project III [1]	11,104,075	-	5,696,139	-	100%

24. Panjin Vessels Industrial Base Project IV	10,733,939	10,846,758	5,451,794	5,394,964	100%

25. Zhuhai Gaolan Port Channel Dredging VII [2]	4,555,457	561,751	4,517,565	-	100%

F-73

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

3.	ACCOUNTS RECEIVABLE (…/Cont’d)

June 30, 2012		Total revenue
Name of contract	Estimated contract value	recognized during the six months ended June 30, 2012	Amount received in 2012	Accounts receivable	Status of contract (Completion %)

26. Zhuhai Gaolan Port Channel Dredging VIII	1,457,746	1,468,863	1,468,863	-	100%

27. Zhuhai Gaolan Port Channel Dredging IX	1,548,855	1,581,872	1,581,872	-	100%

28. Zhuhai Gaolan Port Channel Dredging X	1,548,855	1,569,046	1,083,610	485,436	100%

29. Fuqing Yuanhong Pier Dredging I [1]	2,379,128	-	1,201,091	-	100%

30. Fuqing Yuanhong Pier Dredging II [2]	1,830,098	655,646	1,863,934	-	100%

31. Fuqing Yuanhong Pier Dredging III	2,379,128	2,448,865	2,448,865	-	100%

32. Fuqing Yuanhong Pier Dredging IV	2,562,138	2,585,724	964,617	1,621,107	100%

33. Jiangsu Haimenshi Dongzao Harbour Dredging I	2,391,476	2,406,944	2,406,944	-	100%

34. Jiangsu Haimenshi Dongzao Harbour Dredging II	2,759,396	2,768,048	2,768,048	-	100%

35. Fujian Pingtan Jinjingwan Reclamation	688,662	690,035	317,589	372,446	100%

36. Fujian Pingtan Experimental Area Dredging II [1,6]	1,044,866	-	141,739	-	100%

37. Fujian Pingtan Experimental Area Dredging II [1,6]	1,044,866	-	157,902	-	100%

38. Jiangsu Guohua Chenjiagang Dredging II [1]	6,444,131	-	3,671,696	-	100%
	$201,798,625	$90,590,875	$148,585,378	$23,478,578

Notes:

1.	The contracts commenced and were completed in 2011 but the remaining balances were fully settled during January to March 2012.

2.	The contracts commenced in 2011 and were completed during January to March 2012.

3.	Dredgers Xinggangjun #3, #6 and #9 worked together on one project with the same customer.

4.	Dredgers Xinggangjun #3 and #6 worked together on one project with the same customer.

5, 6.	Dredgers Hengshunda #1 and Hengshunda#10 (formerly known as Liya #2) worked together on one project with the same customer.

F-74

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

3.	ACCOUNTS RECEIVABLE (…/Cont’d)

December 31, 2011

Name of contract	Estimated contract value	Total revenue recognized in 2011	Amount received in 2011	Accounts receivable	Status of contract (Completion %)

1. Yantian Port Channel Dredging and Reclamation I 1	$1,958,589	$1,110,712	$1,925,812	$-	100%

2. Yantian Port Channel Dredging and Reclamation II	979,294	1,009,728	1,009,728	-	100%

3. Yantian Port Channel Dredging and Reclamation III	1,566,871	1,570,486	1,570,486	-	100%

4. Yantian Port Channel Dredging and Reclamation IV	1,566,871	1,568,568	1,568,568	-	100%

5. Yantian Port Channel Dredging and Reclamation V	3,204,963	3,210,676	3,210,676	-	100%

6. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XII [2]	3,232,881	3,234,625	3,234,625	-	100%

7. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XII [2]	3,232,881	3,245,364	3,245,364	-	100%

8. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XII [2]	2,694,067	2,839,559	2,839,559	-	100%

9. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XIII [3]	1,796,045	1,814,410	1,814,410	-	100%

10. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XIII [3]	1,796,045	1,807,076	1,807,076	-	100%

11. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XIII [3]	1,562,559	1,573,760	1,573,760	-	100%

12. Qinzhou Port Channel Dredging IV	6,080,186	6,086,998	6,086,998	-	100%

13. Qinzhou Port Channel Dredging VII	4,291,896	4,316,942	4,316,942	-	100%

14. Qinzhou Port Channel Dredging IX	1,967,119	2,012,521	2,012,521	-	100%

15. Qinzhou Port Channel Dredging X	2,324,777	2,334,319	2,334,319	-	100%

F-75

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

3.	ACCOUNTS RECEIVABLE (…/Cont’d)

December 31, 2011

Name of contract	Estimated contract value	Total revenue recognized in 2011	Amount received in 2011	Accounts receivable	Status of contract (Completion %)

16. Zhanjiang Baoman Jizhuangxing Port - Reclamation I	4,303,063	4,391,306	4,391,306	-	100%

17. Zhanjiang Baoman Jizhuangxing Port - Reclamation II	7,769,678	7,780,504	7,780,504	-	100%

18. Hainan Yangpu Port Dredging II	2,318,728	2,361,550	2,361,550	-	100%

19. Yingkou Steel Harbour Reclamation I	3,447,848	3,456,760	3,456,760	-	100%

20. Yingkou Steel Harbour Reclamation II	8,710,353	8,730,322	5,459,080	3,271,242	100%

21. Qinzhou Port Channel Dredging V	5,505,235	5,549,640	5,549,640	-	100%

22. Qinzhou Port Channel Dredging VI	1,953,470	1,990,553	1,990,553	-	100%

23. Qinzhou Port Channel Dredging VIII	5,682,823	5,825,009	5,825,009	-	100%

24. Qinzhou Port Channel Dredging XI	3,551,764	3,677,551	3,677,551	-	100%

25. Qinzhou Port Channel Dredging XII	5,682,823	5,711,424	3,550,693	2,160,731	100%

26. Tianjin South Port Industrial Zone Dredging & Reclamation IV	7,196,588	7,302,739	7,302,739	-	100%

27. Tianjin South Port Industrial Zone Dredging & Reclamation V	9,355,564	8,238,528	8,238,528	-	100%

28. Quanzhou Zhonghua New District Reclamation I	3,232,881	3,276,131	3,276,131	-	100%

29. Quanzhou Zhonghua New District Reclamation II	4,669,717	4,755,933	4,755,933	-	100%

30. Quanzhou Zhonghua New District Reclamation III	5,208,530	5,161,031	5,161,031	-	100%

31. Panjin Vessels Industrial Base Project II	10,516,014	10,534,161	10,534,161	-	100%

F-76

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

3.	ACCOUNTS RECEIVABLE (…/Cont’d)

December 31, 2011

Name of contract	Estimated contract value	Total revenue recognized in 2011	Amount received in 2011	Accounts receivable	Status of contract (Completion %)

32. Panjin Vessels Industrial Base Project III	10,878,635	10,879,358	5,183,219	5,696,139	100%

33. Fujian Pingtan Experimental Area Dredging I [4]	982,706	990,884	990,884	-	100%

34. Fujian Pingtan Experimental Area Dredging I [4]	982,706	987,781	987,781	-	100%

35. Fujian Pingtan Experimental Area Dredging II [5]	1,023,653	1,024,921	883,182	141,739	100%

36. Fujian Pingtan Experimental Area Dredging II [5]	1,023,653	1,025,198	867,296	157,902	100%

37. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XV	4,306,786	4,345,731	1,807,137	2,538,594	100%

38. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XVI	5,562,931	5,609,697	1,639,721	3,969,976	100%

39. Shandong Rizhaogang Lanshan Harbour Dredging I	3,964,948	4,107,506	2,714,430	1,393,076	100%

40. Shandong Rizhaogang Lanshan Harbour Dredging II	5,406,747	5,444,776	2,626,779	2,817,997	100%

41. Jiangsu Guohua Chenjiagang Dredging I	2,886,080	2,911,342	2,911,342	-	100%

42. Jiangsu Guohua Chenjiagang Dredging II	6,313,300	6,359,582	2,687,886	3,671,696	100%

43. Fuqing Yuanhong Pier Dredging I	2,330,826	2,334,508	1,133,417	1,201,091	100%
	$173,023,094	$172,500,170	$146,295,087	$27,020,183

Notes:

1.	The contract commenced in 2010 and was completed in January 2011.
2, 3.	Dredgers Xinggangjun #3, #6 and #9 worked together on one project with the same customer.
4, 5.	Dredgers Hengshunda #1 and Hengshunda #10 (formerly known as Liya #2) worked together on one project with the same customer.

Most of the Group’s customers are state-owned enterprises of China. The Group does not provide credit terms, and customers settle the balances according to the percentage of completion of contracts and the date of settlement specified in the contracts. The Group believes all outstanding balances can be fully collected within 7 to 180 days after the completion of contracts and project completed reports issued. Therefore, no provision on allowance for doubtful accounts was provided as of June 30, 2012 and December 31, 2011.

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CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

4.	COST AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS ON CONTRACTS IN PROGRESS

Cost and estimated earnings in excess of billings on contracts in progress represent amounts of revenue earned under contracts in progress but not billed at the balance sheet date. These amounts become billable according to the contract terms, which usually consider passage of time, and/or completion of the project. As of June 30, 2012 and December 31, 2011, the balance of cost and estimated earnings in excess of billings on contracts in progress was $19,595,364 and $14,008,972, respectively. Cost and estimated earnings in excess of billings on contracts in progress include the following:

June 30, 2012

Name of contract	Estimated contract value	Total revenue recognized during the six months ended June 30, 2012	Amount received in 2012	Cost and estimated earnings in excess of billings	Status of contract (Completion %)

1. Yingkou Steel Harbour Reclamation V	$5,186,334	$4,616,407	$2,089,097	$2,527,310	89%

2. Yingkou Steel Harbour Reclamation VI	15,744,229	2,581,021	-	2,566,233	16%

3. Panjin Vessels Ship Maintenance Area Reclamation I	3,704,525	1,578,978	-	1,569,931	43%

4. Shandong Rizhaogang Lanshan Harbour Dredging V	5,334,832	5,100,334	2,311,609	2,788,725	96%

5. Tangshan Caofeidian Port-Harbour Dredging & Reclamation XXI	3,175,759	1,561,849	-	1,552,900	49%

6. Guangdong Shantao Passage Maintenance I	2,184,720	895,377	-	890,247	41%

7. Fuqing Yuanhong Pier Dredging V	2,562,138	1,932,104	-	1,921,034	75%

8. Jiangsu Qidongshi Yuantuojiao Reclamation I	15,676,946	8,086,004	3,509,261	4,576,743	52%

9. Fujian Fuzhou Kemen Port Maintenance	3,455,182	1,443,304	724,467	718,837	42%

10. Fujian Meizhouwan Xiuyugang Dredging	2,026,961	707,828	224,424	483,404	35%
	$59,051,626	$28,503,206	$8,858,858	$19,595,364

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CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

4.	COST AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS ON CONTRACTS IN PROGRESS (…/Cont’d)

December 31, 2011

Name of contract	Estimated contract value	Total revenue recognized in 2011	Amount received in 2011	Cost and estimated earnings in excess of billings	Status of contract (Completion %)

1. Yingkou Steel Harbour Reclamation III	$7,440,093	$2,534,537	$1,462,478	$1,072,059	34%

2. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XIV [1]	21,962,001	16,501,503	13,096,072	3,405,431	75%

3. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XIV [1]	21,962,001	16,501,503	13,096,072	3,405,431	75%

4. Tangshan Caofeidian Port-Harbour Dredging and Reclamation XIV [1]	18,301,667	13,751,253	10,913,394	2,837,859	75%

5. Zhuhai Gaolan Port Dredging VII	4,462,970	3,955,814	1,905,398	2,050,416	89%

6. Fuqing Yuanhong Pier Dredging II	1,792,943	1,208,288	-	1,237,776	67%
	$75,921,675	$54,452,898	$40,473,414	$14,008,972

Note:
1.	Dredgers Xinggangjun #3, #6 and #9 worked together on one project with the same customer.

5.	INVENTORIES

The Group provides dredging services for its customers in the PRC. Inventories consist of consumable parts which are used for dredging projects. As of June 30, 2012 and December 31, 2011, the balance of inventories was $3,374,289 and $2,048,158, respectively.

F-79

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

6.	OTHER RECEIVABLES

Other receivables as of June 30, 2012 and December 31, 2011 consisted of the following:

	June 30, 2012	December 31, 2011
	(Unaudited)
Social insurance prepaid for staff	$3,499	$3,242
Others	122	122
	$3,621	$3,364

Other receivables include social insurance prepaid for staff's portion by the Group, this amount will be directly deducted from staff's salaries and it is interest free.

7.	PREPAID DREDGER DEPOSITS AND CAPITAL COMMITMENTS

(a)	Prepaid dredger deposits

Prepaid dredger deposits as of June 30, 2012 and December 31, 2011 consisted of the following:

	June 30, 2012	December 31, 2011
	(Unaudited)
Non-related party	$22,823,862	$23,038,180

Prepaid dredger deposits at June 30, 2012 represent deposits of two new dredgers before delivery. The Group paid deposits for the acquisition of two dredgers which will be used for the expansion of dredging operations. The total expected cost of the two dredgers was approximately $31.5 million and $40.9 million respectively. Both of dredgers will be delivered on or before December 31, 2012 (see below Note 7(b)).

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CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

7.	PREPAID DREDGER DEPOSITS AND CAPITAL COMMITMENTS (…/Cont’d)

(b)	Capital commitments

The Group had the following capital commitments as of June 30, 2012:

Contracted, but not provided for:-
Acquisition of dredgers, net of deposit paid	$49,582,873

The future payments required under the purchases contracts as of June 30, 2012 are as follows:

For the years ended December 31,
2012	$16,016,055
2013	33,566,818
$49,582,873

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CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

8.	SECURITY DEPOSITS

The Group’s security deposits represent amounts on deposit with the owners of dredgers leased by the Company’s VIE, Fujian Service. Such amounts will be returned to Fujian Service when the corresponding leases end. Security deposits were $48,418,070 and $48,872,718 as of June 30, 2012 and December 31, 2011, respectively.

9.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment as of June 30, 2012 and December 31, 2011 consisted of the following:

	June 30, 2012	December 31, 2011
	(Unaudited)
Dredgers	$71,251,960	$71,921,019
Machinery	40,438	40,817
Office equipment	7,796	7,870
	71,300,194	71,969,706
Less: Accumulated depreciation	(24,522,638)	(20,838,655)
	$46,777,556	$51,131,051

Total depreciation expenses of the Group for the three months ended June 30, 2012 and 2011 were $1,837,050 and $1,781,738, respectively, of which $1,836,678 and $1,781,374, respectively, were included in cost of revenue.

Total depreciation expenses of the Group for the six months ended June 30, 2012 and 2011 were $3,683,983 and $3,509,896, respectively, of which $3,683,238 and $3,509,175, respectively, were included in cost of revenue.

As of June 30, 2012, the Group owned four dredgers. As of June 30, 2012 and December 31, 2011, the total net book value of the dredgers was $46,751,878 and $51,100,311, respectively.

10.	ADVANCE FROM RELATED COMPANIES

Advance from related companies as of June 30, 2012 and December 31, 2011 consisted of the following:

	June 30, 2012	December 31, 2011
	(Unaudited)
Name of related company
Fujian Gangjun Construction Co., Ltd	$944	$953
Fujian Yihai Investment Co., Ltd	12,592	12,711
	$13,536	$13,664

The legal representative, Kongliang Chen, of Fujian Gangjun Construction Co., Ltd is also a key member of the management of Fujian Service. The balance is unsecured, non-interest-bearing and has no repayment term.

One of the legal representatives, Lifei Zeng, of Fujian Yihai Investment Co., Ltd, is a relative of Qing Lin who is one of owners of Wonder Dredging. The balance is unsecured, non-interest-bearing and has no repayment term.

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CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

11.	ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables as of June 30, 2012 and December 31, 2011 consisted of the following:

	June 30, 2012	December 31, 2011
	(Unaudited)
Accrued salaries and wages	$126,304	$127,140
Accrued staff benefits	227,736	209,373
Other tax payables	872,744	1,692,618
Accrued outsourced dredger services and labor	1,534,314	1,548,722
Other payables	309,289	467,374
	$3,070,387	$4,045,227

Other tax payables represent payables other than income tax which consist of business tax, individual salary tax, stamp duty, embankment tax and other small local taxes. Business tax was 3% - 5% of revenue recognized, as of June 30, 2012 and December 31, 2011, and other tax payables included $850,853 and $1,674,116 of business tax payable, respectively.

12.	INCOME TAXES

The Company is incorporated in the BVI, the laws of which do not require the Company to pay any income taxes or other taxes based on revenue, business activity or assets. The Company has subsidiaries domiciled and operating in other countries and those entities file separate tax returns in the respective jurisdictions in which they are domiciled or operate.

The Company’s subsidiary China Dredging (HK) Company Limited (“China Dredging HK”) is domiciled in Hong Kong and would be subject to statutory profit tax in that jurisdiction of 16.5%. Two of the Company’s subsidiaries, Fujian WangGang and Fujian Service, and Wonder Dredging operate in the PRC, where they are subject to a 25% statutory profit tax. All of the Group’s main income is generated in the PRC.

A reconciliation of the expected income tax expense to the actual income tax expense for the three and six months ended June 30, 2012 and 2011 was as follows:

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Income before tax	$29,257,857	$30,872,812	$58,256,571	$64,361,337

Expected PRC income tax expense at statutory tax rate of 25%	$7,314,464	$7,718,203	$14,564,143	$16,090,334
Add: Non-deductible expenses	213,493	1,391,367	294,012	1,435,447
Less: Non-taxable income	(650)	(1,533,820)	(1,021)	(3,108,452)
Effect of exchange rate	6,633	9,710	6,702	9,042
Actual income tax expense	$7,533,940	$7,585,460	$14,863,836	$14,426,371

F-83

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

12.	INCOME TAXES (…/Cont’d)

The PRC tax system is subject to substantial uncertainties and has been subject to recently enacted changes, the interpretation and enforcement of which are also uncertain. There can be no assurance that changes in PRC tax laws or their interpretation or their application will not subject the Group to substantial PRC taxes in future.

No deferred tax liability has been provided as the amount involved is estimated to be immaterial. Fujian Service has analyzed the tax positions taken or expected to be taken in its tax filings and has concluded it has no material liability related to uncertain tax positions.

For the three and six months ended June 30, 2012 and 2011, there was no unrecognized tax benefit. Management does not anticipate any potential future adjustments in the next twelve months which would result in a material change to its financial tax position. As of June 30, 2012 and December 31, 2011, the Group did not accrue any interest and penalties.

13.	RELATED PARTY TRANSACTIONS

Operating lease commitments

The Company’s VIE, Fujian Service, entered into an office rental agreement in 2008 with Ping Lin, a relative of one of the former owners, Qing Lin, which agreement will expire on December 31, 2015. Fujian WangGang and Wonder Dredging also entered into office rental agreements in 2010 with Ping Lin. The office rental agreements between Fujian WangGang and Ping Lin, and Wonder Dredging and Ping Lin will expire on June 9, 2013 and April 30, 2013, respectively. Fujian Service entered into four crew hire agreements with Fujian Haiyi International Shipping Agency Co., Ltd. which is ultimately majority-owned and controlled by Sunqiang Zhou, brother-in-law of Xinrong Zhou. One of the agreements will expire in 2012 and the others will expire in 2014. Office rental and hire charge of crew paid for the three and six months ended June 30, 2012 and 2011 was as follows:

		For the Three Months Ended		For the Six Months Ended
		June 30,		June 30,
		2012	2011	2012	2011
Type	Name of related party	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Office rental	Ping Lin	$13,583	$5,976	$26,055	$18,048
Hire charge of crew	Fujian Haiyi International Shipping Agency Co., Ltd	273,826	109,666	549,125	214,856
		$287,409	$115,642	$575,180	$232,904

Hire charge of crew and office rental are included as part of the cost of revenue and general and administrative expenses, respectively.

Operating lease commitments for both related parties commitments and non-related parties commitments is summarized in Note 15.

F-84

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

14.	CERTAIN RISKS AND CONCENTRATIONS

(a)	Credit risk

As of June 30, 2012, a substantial portion part of the Group’s cash included bank deposits in accounts maintained within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of bank failure. However, the Group has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

(b)	Major customers

Customers accounting for 10% or more of the Group’s revenues were as follows:

		For the Three Months Ended		For the Six Months Ended
		June 30,		June 30,
		2012	2011	2012	2011
		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Customer A	*	14.4%	37.9%	20.6%	39.0%
Customer B	*	17.4%	-	18.4%	-
Customer C	*	23.0%	13.5%	17.9%	13.4%
Customer D		-	12.6%	-	14.3%
Customer E		10.3%	10.0%	-	10.4%
Customer G		12.6%	-	11.1%	-
Customer H	*	-	11.4%	-	-
		77.7%	85.4%	68.0%	77.1%

Note:
*Indicates customers under control of a common parent company.

(c)	Major suppliers

Suppliers accounting for 10% or more of the Group’s total purchases were as follows:

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Supplier A	10.5%	-	17.7%	18.5%
Supplier B	18.0%	-	16.2%	-
Supplier C	16.1%	47.1%	14.5%	35.4%
Supplier D	-	-	10.3%	11.8%
Supplier E	-	18.5%	-	14.9%
Supplier F	11.4%	-	10.2%	-
Supplier G	16.4%	-	10.6%	-
Supplier H	-	10.8%	-	-
	72.4%	76.4%	79.5%	80.6%

F-85

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

14.	CERTAIN RISKS AND CONCENTRATIONS (…/Cont'd)

(c)	Major suppliers (…/Cont'd)

The Group is dependent on third-party consumable parts manufacturers for all of its supply of dredging consumable parts. For the three months ended June 30, 2012 and 2011, products purchased from the Group's three largest suppliers accounted for 50.5% and 76.4% of product purchases, respectively. For the six months ended June 30, 2012 and 2011, products purchased from the Group's three largest suppliers accounted for 48.4% and 68.8% of product purchases, respectively. The Group is dependent on the ability of its suppliers to provide products on a timely basis and on favorable pricing terms. The loss of certain principal suppliers or a significant reduction in product availability from principal suppliers could have a material adverse effect on the Group. The Group believes that its relationships with its suppliers are satisfactory, and the Group has never experienced inadequate supply from suppliers.

15.	OPERATING LEASE COMMITMENTS

The total future minimum lease payments under non-cancellable operating leases with respect to dredgers, crew, consumable parts and office as of June 30, 2012 were payable as follows:

	Hire charge	Hire charge	Consumable
	of dredgers	of crew	parts supply	Office rental	Total
For the years ended December 31,
2012	$5,227,452	$1,770,595	$13,796,633	$-	$20,794,680
2013	7,363,386	2,516,427	18,765,850	12,400	28,658,063
2014	2,111,863	910,048	3,908,914	12,400	6,943,225
2015	747,678	566,661	-	12,400	1,326,739
	$15,450,379	$5,763,731	$36,471,397	$37,200	$57,722,707

Rental expenses under non-cancellable operating leases arrangements for the three months ended June 30, 2012 and 2011 was $5,931,600 and $4,835,269, respectively. $287,409 and $115,642 was paid to the related parties for the three months ended June 30, 2012 and 2011, respectively (see Note 13).

Rental expenses under non-cancellable operating leases arrangements for the six months ended June 30, 2012 and 2011 was $11,893,927 and $8,757,542, respectively. $575,180 and $232,904 was paid to the related parties for the six months ended June 30, 2012 and 2011, respectively (see Note 13).

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CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

15.	OPERATING LEASE COMMITMENTS (…/Cont’d)

The operating lease commitments below include both the related parties commitments and non-related parties commitments. The total future lease payments as of June 30, 2012 is summarized as follows:

	Hire charge	Hire charge	Consumable
	of dredgers	of crew	parts supply	Office rental	Total

Related parties commitments	$-	$851,148	$-	$37,200	$888,348
Non-related parties commitments	15,450,379	4,912,583	36,471,397	-	56,834,359
	$15,450,379	$5,763,731	$36,471,397	$37,200	$57,722,707

16.	CLASS A PREFERRED SHARES

Each Class A Preferred Share is automatically convertible into one of the Company’s ordinary shares, which the Company calls the Conversion Ratio, upon occurrence of both of the following: (a) the registration of the underlying ordinary shares is declared effective by the SEC or other applicable regulatory authority designed by the holders of a majority of the Preferred Shares pursuant to the terms of the registration rights agreement with such holders, or the underlying ordinary shares become freely tradable in the United States or pursuant to any available exemption; and (b) the commencement of the trading of the Company’s ordinary shares on a national U.S. stock exchange or such other recognized international exchange as the holders of a majority of Preferred Shares may approve. The Conversion Ratio is subject to proportional adjustment for share splits, divisions, share dividends, recapitalization and similar transactions. Each Preferred Share is also convertible into one of the Company’s ordinary shares at the opinion of the holder at any time prior to automatic conversion.

Holders of the Preferred Shares have no right to vote on any matters that requires shareholder approval; provided, however, the Company may not issue any shares that have a liquidation preference that is senior to that of the Preferred Shares without their consent. Class A Preferred Shares are entitled to a dividends equal to any that are declared on ordinary share. The Class A Preferred Shares have a liquidation preference of $5.00 per share.

If an Automatic Conversion does not occur by the second anniversary of the closing of the October 2010 Private Placement, holders of the Preferred Shares shall have the right to receive a payment equal to 20% of $5.00 per Class A Preferred Share. If such payment is due and remains unpaid at the time of an Automatic Conversion, the holders may, at the sole discretion of the Company, choose to receive this payment in ordinary shares, in lieu of cash, at a purchase price of $5.00 per share. The holders also have the right, between the second and third anniversary of the closing, if the shares have not been converted, to demand the redemption of their share for $5.00 per share.

F-87

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

17.	SHAREHOLDERS' EQUITY

(a)	Contributed capital

In connection with the purchase of the 50% interest of Fujian Service by Fujian WangGang, the shareholders of Wonder Dredging (being the same shareholders of Fujian Service at the time) were entitled, pursuant to the purchase agreement, to declare and be paid all of the retained earnings of Fujian Service from its inception through March 31, 2010, as a dividend, which amounted to $51,087,387. As described in the annual financial statements, the shareholders, pursuant to an agreement, held their interests as the representatives of a family including the Company’s Chief Executive Officer, Mr. Xinrong Zhuo. Such shareholders also committed to contribute all such dividends back into the Company as a capital contribution along with an allocation to its statutory reserves. Such contribution of dividends has been recorded first as a payment of a $10,982,735 subscription receivable and the $40,104,652 balance as additional paid-in capital.

Wonder Dredging was incorporated on May 10, 2010 with capital of $878,876 (RMB6 million) having been paid by the Wonder Dredging shareholders. Upon Wonder Dredging becoming a consolidated subsidiary of the Group on June 29, 2010, this amount was recorded as a capital contribution in the consolidated financial statements. In connection with the acquisition of the Company’s 50% ownership of Fujian Service, Fujian WangGang has met all of its related investment commitments to Fujian Service, having invested approximately $1.5 million in August 2010, approximately $17.1 million in November 2010 and approximately $5.0 million in January 2011.

The Company’s shares have no par value. The BVI permits the Board of Directors to pay dividends if 1) in its judgment doing so is in the best interest of the Company and 2) if the Company would remain solvent as defined under BVI law. The Company records the net amounts received for the issuance of Preferred Share, to the extent allocable to the Preferred Shares under U.S. GAAP, in the Preferred Shares account. Other capital contributions, irrespective of whether they are for the issuance of shares, are recorded in the additional paid-in account. The balance sheet account for no par ordinary shares is kept at zero.

F-88

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

17.	SHAREHOLDERS' EQUITY (…/Cont’d)

(b)	Retained earnings and statutory reserves

Retained earnings and statutory reserves as of June 30, 2012 and December 31, 2011 consisted of the following:

	June 30, 2012	December 31, 2011
	(Unaudited)
Retained earnings	$141,951,831	$98,559,096

Statutory reserves	$15,386,316	$15,386,316

Fujian Service, Fujian WangGang and Wonder Dredging, which are located and operate in the PRC, are required to transfer 10% of their net profits after income tax, as determined in accordance with the PRC accounting rules and regulations. Appropriation to the statutory reserve by the Group is based on profit arrived at under PRC accounting standards for business enterprises for each year. The statutory reserves of the Group represent the statutory reserves of Fujian Service, Fujian WangGang and Wonder Dredging as required under the PRC law.

The profit arrived at must be set off against any accumulated losses sustained by the Group in prior years, before allocation is made to the statutory reserve. Appropriation to the statutory reserve must be made before distribution of dividends to shareholders. The appropriation is required until the statutory reserve reaches 50% of the shareholders' equity. This statutory reserve is not distributable in the form of cash dividends.

As of December 31, 2011, the statutory reserves of Fujian Service and Wonder Dredging have fulfilled the requirement of PRC accounting rules and regulations. Fujian WangGang had sustained losses since its establishment, therefore no appropriation of net profits to the statutory reserves was required.

18.	CONDENSED PARENT COMPANY FINANCIAL INFORMATION

For the purpose of preparing these supplemental condensed parent company (unconsolidated) financial statements, the Company records its investment in subsidiaries under the equity method of accounting as prescribed in ASC Topic 323, “Investments - Equity Method and Joint Ventures”. Such investment and long-term loans to subsidiaries are presented on the balance sheet as “Investments in subsidiaries” and the income of the subsidiaries is presented as “Equity in income of subsidiaries” on the statements of income.

These supplemental condensed parent company (unconsolidated) financial statements should be read in conjunction with the notes to the Company’s Consolidated Financial Statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted.

As of June 30, 2012, there were no material contingencies, significant provisions for long-term obligations, or guarantees of the Company, except as separately disclosed in the Company’s Consolidated Financial Statements, if any.

F-89

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

18.	CONDENSED PARENT COMPANY FINANCIAL INFORMATION (…/Cont'd)

CONDENSED BALANCE SHEETS

	As of June 30,	As of December 31,
	2012	2011
	(Unaudited)	(Unaudited)
Assets
Cash	$136,665	$437,324
Other receivables	122	122
Investments in subsidiaries	308,820,823	267,289,072
Total assets	$308,957,610	$267,726,518

Liabilities and equity
Current liabilities
Accrued liabilities and other payables	$279,025	$434,713
Derivative liability	9,201,504	8,279,827
Total current liabilities	9,480,529	8,714,540
Total liabilities	9,480,529	8,714,540

Class A Preferred Shares, no par value; 25,000,000 shares authorized; 10,012,987 shares issued and outstanding (liquidation preference $50,064,935, less $0 discount) as of June 30, 2012 and December 31, 2011	$50,064,935	$50,064,935

Shareholders' equity
Total shareholders' equity	249,412,146	208,947,043

Total liabilities and equity	$308,957,610	$267,726,518

CONDENSED STATEMENTS OF INCOME

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
General and administrative expenses	$(70,044)	$(110,568)	$(157,272)	$(191,682)
Other (expense)/income	(727,534)	673,549	(920,445)	6,949,224
Equity in income of subsidiaries	22,521,495	22,724,371	44,470,452	43,177,424
Net income	$21,723,917	$23,287,352	$43,392,735	$49,934,966

F-90

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

18.	CONDENSED PARENT COMPANY FINANCIAL INFORMATION (…/Cont'd)

CONDENSED STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30,
	2012	2011
	(Unaudited)	(Unaudited)
Net cash (used in)/provided by operating activities	$(311,727)	$497,315
Net cash used in investing activities	-	(20,140,000)
Net cash provided by/(used in) financing activities	13,000	(983,702)
Effect of exchange rate changes on cash	(1,932)	(94,381)
Cash at the beginning of the year	437,324	21,509,633
Cash at the end of the period	$136,665	$788,865

F-91

CHINA DREDGING GROUP CO., LTD AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(IN US DOLLARS)

19.	SUBSEQUENT EVENTS

(a)	Cancellation of lease agreements of Fuyuan #5 and Fuyuan #7

On July 4, 2012 and July 6, 2012, the Company’s VIE, Fujian Service and Zhejiang Fuyuan Dredging Engineering Co., Ltd mutually agreed to terminate the lease agreements of Fuyuan #5 and Fuyuan #7, respectively, together with the related crew hire agreements.

The associated future commitments aggregated to $0.9 million as of June 30, 2012 and have been excluded from the operating lease commitment table in Note 15.

(b)	Cancellation of lease agreements of Minningdejun #0099

On July 20, 2012, the Company’s VIE, Fujian Service and Binhua Yan and Fujian Haiyi International Shipping Agency Co., Ltd mutually agreed to terminate the lease agreement of Minningdejun #0099 and crew hire agreements, respectively.

The associated future commitments aggregated to $3.6 million as of June 30, 2012 and have been excluded from the operating lease commitment table in Note 15.

(c)	Incorporation of a new PRC operating entity and a new Wholly Foreign Owned Enterprise

The Company is in the process of setting up a new PRC operating entity and a new Wholly Foreign Owned Enterprise in Pingtan, Fujian.

F-92

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

We have audited the accompanying balance sheets of Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. (the “Company”) as of December 31, 2011 and 2010, and the related statements of income and comprehensive income, changes in owners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fujian Provincial Pingtan County Ocean Fishing Group Co, Ltd. as of December 31, 2011 and 2010, and the results of its operations, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Marcum Bernstein & Pinchuk LLP

New York, NY

September 28, 2012

NEW YORK OFFICE • 7 Penn Plaza • Suite 830 • New York, New York 10001 • Phone 646.442.4845 • Fax 646.349.5200 •

Marcumbp.com

F-93

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD.

BALANCE SHEETS

	December 31,
	2011	2010
ASSETS

Current assets
Cash and cash equivalents	$1,794,796	$486,532
Short-term investment	787,065	-
Accounts receivable – third party customers	904,085	2,460,913
Accounts receivable – related parties	4,550,694	1,026,347
Other receivables – third parties	6,776,671	6,201,035
Due from related parties	44,736,001	21,929,511
Inventories	2,572,463	666,648
Prepaid expenses and other current assets	6,893,647	5,840,756
Total current assets	69,015,422	38,611,742

Property and equipment, net	6,367,929	1,071,172
Total assets	$75,383,351	$39,682,914

LIABILITIES AND OWNERS’ EQUITY

Current liabilities
Short-term loans	$21,691,182	$9,830,908
Accounts payable – third party suppliers	113,234	180,318
Accounts payable – related parties	2,682,292	3,971,206
Customer deposits	1,152,057	354,018
Other payables and accrued liabilities – third parties	267,771	57,825
Due to related parties	24,050,459	11,044,018
Total current liabilities	49,956,995	25,438,293

Commitments and contingencies

Owners’ equity
Paid-in capital	6,254,178	6,254,178
Statutory reserve	1,476,774	327,238
Retained earnings	15,396,662	6,105,861
Accumulated other comprehensive income	2,298,742	1,557,344
Total owners’ equity	25,426,356	14,244,621
Total liabilities and owners’ equity	$75,383,351	$39,682,914

See accompanying notes to the financial statements

F-94

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD.

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2011	2010

Revenue
Sale of fish and marine catches to third parties	$19,724,512	$11,482,034
Sale of fish and marine catches to related parties	4,491,414	1,903,006
Fishing vessel rental to a related party	1,384,710	1,162,987
Total revenue	25,600,636	14,548,027
Costs of revenue
Sale of fish and marine catches to third parties	11,334,800	8,349,886
Sale of fish and marine catches to related parties	3,265,779	797,263
Total costs of revenue	14,600,579	9,147,149

Gross profit	11,000,057	5,400,878

Operating expenses
Selling expenses	383,472	361,070
General and administrative expenses	251,343	209,688

Total operating expenses	634,815	570,758

Income from operations	10,365,242	4,830,120

Other income (expense)
Subsidy income	830,446	476,489
Interest expense	(842,301)	(812,704)
Foreign currency exchange gain	86,950	9,040

Total other income (expense)	75,095	(327,175)

Income before income taxes	10,440,337	4,502,945

Income tax expense	-	-

Net income	$10,440,337	$4,502,945

Other comprehensive income
Foreign currency translation adjustment	740,681	403,788
Short-term investment fair value adjustment	717	-

Comprehensive income	$11,181,735	$4,906,733

See accompanying notes to the financial statements

F-95

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD.

STATEMENTS OF CHANGES IN OWNERS’ EQUITY

	Paid-in capital	Statutory reserve	Retained earnings	Accumulated other comprehensive income	Total owners’ equity

Balance as of January 1, 2010	$6,254,178	$9,791	$1,920,363	$1,153,556	$9,337,888
Net income	-	-	4,502,945	-	4,502,945
Appropriation to statutory reserve	-	317,447	(317,447)	-	-
Foreign currency translation adjustment	-	-	-	403,788	403,788
Balance as of December 31, 2010	6,254,178	327,238	6,105,861	1,557,344	14,244,621

Net income	-	-	10,440,337	-	10,440,337
Appropriation to statutory reserve	-	1,149,536	(1,149,536)	-	-
Short-term investment fair value adjustment	-	-	-	717	717
Foreign currency translation adjustment	-	-	-	740,681	740,681
Balance as of December 31, 2011	$6,254,178	$1,476,774	$15,396,662	$2,298,742	$25,426,356

See accompanying notes to the financial statements

F-96

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD.

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2011	2010

Cash flows from operating activities:
Net income	$10,440,337	$4,502,945
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	1,917,747	1,164,798
Short-term investment fair value adjustment	705	-
Changes in operating assets and liabilities
Accounts receivable – third party customers	1,627,853	(1,119,286)
Accounts receivable – related parties	(3,426,607)	(1,001,070)
Other receivables – third parties	(323,246)	-
Inventories	(1,848,587)	899,157
Prepaid expenses and other current assets	(806,829)	949
Accounts payable – third party suppliers	(73,055)	95,752
Accounts payable – related parties	(1,423,494)	971,397
Customer deposits	771,142	345,299
Other payables and accrued liabilities – third parties	204,254	38,066

Net cash provided by operating activities	7,060,220	5,898,007

Cash flows from investing activities:
Purchase of short-term investment	(774,220)	-
Net increase in due from related parties	(21,574,926)	(9,579,170)
Purchases of property and equipment and payment for completed fishing vessels’ planned major maintenance	(7,086,080)	(1,632,159)

Net cash used in investing activities	(29,435,226)	(11,211,329)

Cash flows from financing activities:
Net increase in due to related parties	12,361,389	10,035,307
Proceeds from short-term loans	21,337,156	9,588,788
Repayment of short-term loans	(10,055,693)	(14,014,383)

Net cash provided by financing activities	23,642,852	5,609,712

Effects of exchange rate changes on cash and cash equivalents	40,418	12,986

Net increase in cash and cash equivalents	1,308,264	309,376

Cash and cash equivalents - beginning of the year	486,532	177,156

Cash and cash equivalents - end of the year	$1,794,796	$486,532

Supplementary cash flow information
Cash paid for income tax	$-	$-
Cash paid for interest expense	$952,200	$812,704

See accompanying notes to the financial statements

F-97

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS OPERATIONS

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. (the “Company”) is a limited liability company established in Pingtan County, Fujian Province, the People’s Republic of China (“China”, or the “PRC”) on February 27, 1998. The Company is engaged in ocean fishing and sale of frozen marine catches. The Company’s two fishing fleets, which comprised 6 vessels and 14 vessels as of December 31, 2011, operate in India Exclusive Economic Zone and Indonesia Arafura Exclusive Economic Zone waters, respectively. The Company’s independent customers primarily comprise sole proprietorship wholesalers serving China’s Fujian, Zhejiang, Guangdong, Guangxi, and Liaoning provinces.

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements represent the accounts of the Company as of and for the years ended December 31, 2011 and 2010.

(a) Basis of Presentation

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the amount of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ materially from those estimates. Significant items subject to such estimates and assumptions include valuation allowances for receivables, net realizable value of inventories, and recoverability of carrying amount and the estimated useful lives of long-lived assets.

(c) Comprehensive Income

The Company follows the provisions of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 220 “Reporting Comprehensive Income”, and establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. As at December 31, 2011 and 2010 and for the years then ended, the Company’s comprehensive income includes net income, foreign currency translation adjustments and available-for-sale short-term investment fair value adjustment.

(d) Foreign Currency Transactions and Translations

The functional currency of the Company is the Chinese Yuan Renminbi (“RMB”). The reporting currency of these financial statements is the United States dollar (“US$”).

Transactions in currencies other than the Company’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the end of the reporting periods. Exchange differences arising on the settlement of monetary items and on retranslation of monetary items at period-end are included in income statement of the period.

F-98

For the purpose of presenting these financial statements, the Company’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, owners’ equity accounts are translated at historical rates, and income and expense items are translated at the weighted average exchange rate during the period. The resulting translation adjustments are reported under accumulated other comprehensive income in the owners’ equity section of the balance sheets.

Translations adjustments resulting from this process are included in accumulated other comprehensive income in the owners’ equity were $2,298,025 and $1,557,344 as of December 31, 2011 and 2010, respectively.

(e) Cash and Cash Equivalents

The Company considers highly-liquid investments with maturities of three months or less, when purchased, to be cash equivalents. As at December 31, 2011 and 2010, the company’s cash and cash equivalents comprised cash on hand and cash in bank. All of the Company’s cash deposits are held with financial institutions located in the PRC where there is currently no rule or regulation mandated on obligatory insurance of bank accounts. The Company believes these financial institutions are of high credit quality.

(f) Short-term Investment

The Company did not hold any short-term investment as of December 31, 2010. The Company’s short-term investment as of December 31, 2011 consisted of units of an equity investment fund. This short-term investment is classified as available-for-sale, and is accounted for at fair value, with unrealized gains and losses included as a separate component of comprehensive income.

(g) Accounts Receivable and Other Receivables

Accounts receivable are recognized at original sales amounts. Accounts receivable and other receivables are carried at net realizable value.

The Company only grants credit periods to established customers with long and good paying history. Credit periods to independent customers are within 180 days after customers pick up purchase goods.

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of the Company’s debtors to make required payments. The Company reviews customer credit worthiness, past transaction history, and changes in payment terms when determining the adequacy of these allowances. Accounts are written off against the allowance when it becomes evident collection will not occur.

(h) Fishing Licenses

Each of the Company’s fishing vessels requires an approval from Ministry of Agriculture of the People’s Republic of China to carry out ocean fishing project in foreign territories. These approvals are valid for a period from three-to-twelve months, and are awarded to the Company at no cost. The Company applies for the renewal of the approval prior to expiration to avoid interruptions of fishing vessels’ operations.

Each of the Company’s fishing vessels operated in Indonesia water requires a fishing license granted by the authority in Indonesia. Indonesia fishing licenses remain effective for a period of twelve months and the Company applies for renewal prior to expiration. The Company records cost of Indonesia fishing licenses in prepaid expenses and amortizes over the effective period of the licenses.

(i) Inventories

Inventories are stated at the lower of cost or market. Cost comprises fuel, depreciation, direct labor, shipping, consumables, and government levied charges and taxes. Consumables include fishing nets and metal containers used by fishing vessels and are amortized during expected useful lives of three months. The Company fishing fleets in India and Indonesia waters operate around the year, although May to July period demonstrates lower catch quantities compared to August to December peak season. Cost incurred during a fishing vessel’s relocation period between different operating territories is deferred and amortized in ensuing six-month period. Cost of frozen fish and other marine catches at period-ends is calculated using the weighted average method.

F-99

(j) Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. Fully depreciated property and equipment contributed by equity owners in exchange for the paid-in capital of the Company are recorded at equity owners’ historical cost basis of nil. Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of assets as set out below.

Estimated Useful Lives
Fishing vessels	10-20 years
Fishing vessel major improvements	4 to 20 years
Office and other equipment	5 years

When an item of property and equipment is sold or retired, its cost and accumulated depreciation are eliminated from the balance sheet, and any resulting gain or losses are included in the income statement.

A major maintenance and replacement is planned regularly for the Company’s fishing vessels to maintain its usage conditions. Related cost is capitalized to the associated fishing vessels and depreciated during the intervals of these major maintenance and replacement, which are between 12 and 24 months.

Properties in the course of construction for production or administrative purposes are carried at cost.

(k) Capitalized Interest

Interest associated with the construction of property and equipment is capitalized and included in the cost of the property and equipment. When no debt is incurred specifically for the construction of an item of property and equipment, interest is capitalized on amounts expended on the construction using weighted-average cost of the Company’s outstanding borrowings. Capitalization of interest ceases when the construction is substantially complete or the construction activity is suspended for more than a brief period. For the years ended December 31, 2011 and 2010, the Company capitalized $109,899 and $nil in the property and equipment under construction, respectively.

(l) Impairment of Long-lived Assets

In accordance with ASC 360, “Property, Plant and Equipment”, the Company reviews the carrying values of long-lived assets, whenever facts and circumstances indicate that the assets may be impaired. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If an asset is considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs of disposal. The Company performed annual reviews of long-lived assets and concluded that no triggering events were identified as at December 31, 2011 and 2010.

(m) Revenue Recognition

Sale of frozen fish and other marine catches

The Company recognizes sales in accordance with ASC 605, “Revenue Recognition.” The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the price to the customer is fixed or determinable, and collection of the resulting receivable is reasonably assured.

F-100

With respects to the sale of frozen fish and other marine catches to third party customers, most of which are sole proprietor regional wholesalers in China, the Company recognizes revenue when customers pick up purchased goods at the Company’s cold storage warehouse, after payment is received by the Company or credit sale is approved by the Company for recurring customers with excellent paying history.

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers. The Company does not accept returns from customers. Deposits or advance payments from customers prior to delivery of goods are recorded as customer deposits.

Rental income

From November 2010 to September 2011, the Company leased in aggregate 10 fishing vessels to a related party. Operating lease periods range from 15 months to four years, all of which were early terminated in September 2011. Rental income from operating lease is recognized on a straight-line basis over the term of the lease.

(n) Subsidy Income

Subsidy income is recognized as income in the period in which funds are received from the government. The Company receives ocean fishing fuel subsidy from local government. The fuel subsidy is jointly approved by Fujian Provincial Department of Finance and Fujian Provincial Department of Ocean and Fisheries.

(o) Income Taxes

The Company accounts for income taxes in accordance with ASC 740 “Income Taxes”. Under this method, deferred income taxes are recognized for the estimated tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts and each year-end based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized when, in management’s opinion, it is more likely than not that some portion of the deferred tax assets will not be realized. The provision for income taxes represents current taxes payable net of the change during the period in deferred tax assets and liabilities.

The Company is governed by the Income Tax Law of the PRC and is subject to tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments.

The Company is a qualified ocean fishing enterprise as certified by the Ministry of Agriculture of the PRC. The qualification is renewed on April 1 each year. According to Cai Shui Zi (1997) No. 114 “Notice of Ministry of Finance and the State Administration of Taxation on Relevant Issues concerning Enterprise Income Tax on Domestic Enterprises Engaged in Fishery Business” issued by the Ministry of Finance of the PRC and State Administration of Taxation in 1997, Order of the State Council of the People's Republic of China No. 512 “Regulation on the Implementation of the Enterprise Income Tax Law of the People's Republic of China” issued by the State Council in 2007, Guo Shui Fa (2005) No. 129 “Measures for the Administration of Tax Deduction or Exemption (Trial Implementation)” issued by State Administration of Taxation in 2008, and State Administration of Taxation Announcement (2011) No. 48 “Notice of the State Administration of Taxation on Relevant Issues concerning the Implementation of Preferential Policies of Enterprise Income Tax on Agriculture, Forestry, Stockbreeding and Fishery Projects”, the Company is exempted from income tax derived from its ocean fishing operations in the periods it processes a valid Ocean Fishing Enterprise Qualification Certificate issued by the Ministry of Agriculture of the PRC.

The Company is not subject to foreign income taxes for its operations in India and Indonesia Exclusive Economic Zones.

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(p) Fair Value Measurements

The Company applies the provisions of ASC Subtopic 820-10, “Fair Value Measurements”, for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements.  ASC 820 also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

ASC 820 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes three levels of inputs that may be used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
•	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.
•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

The asset measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820 as of December 31, 2011 was as follows:

	Fair value measurement	Active markets For identical Assets	Significant other Observable Inputs	Significant Unobservable Inputs
		(Level 1)	(Level 2)	(Level 3)

Short-term investment	$787,065	-	$787,065	-

Short-term investment represents units in an equity investment fund. The Company is able to redeem the investment with the fund as of December 31, 2011 at the fund’s published net asset value per unit. Accordingly, as permitted practical expedient, the Company measures the fair value at the published net asset value per unit, which is a level 2 measurement.

There were not transfers between level 1, level 2 or level 3 measurements for the years ended December 31, 2011 and 2010.

As of December 31, 2010, none of the Company’s financial assets or liabilities was measured at fair value on a recurring basis. As of December 31, 2011 and 2010, none of the Company’s nonfinancial assets or liabilities was measured at fair value on a nonrecurring basis.

The carrying values of the Company’s financial assets and liabilities, including accounts receivable, other receivables, other current assets, short-term loans, accounts payable, and other payables and accrued liabilities, are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and if applicable, their stated interest rate approximates current rates available.

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(q) Statement of Cash Flows

In accordance with ASC 230, “Statement of Cash Flows”, cash flows from the Company's operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

(r) Recently Issued Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurements (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This new guidance is to be applied prospectively. This guidance will be effective beginning January 1, 2012. The Company does not anticipate that the adoption of this standard will materially affect its financial statements.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”. ASU 2011-05 eliminates the option to report other comprehensive income and its components in the statements of changes in equity. ASU 2011-05 requires that all non-owner changes in shareholders’ equity be presented in either a single continuous statement of comprehensive income or in two separate but consecutive statements. This new guidance is to be applied retrospectively. This guidance will be effective beginning January 1, 2012. The Company does not anticipate that the adoption of this standard will change the presentation of its financial statements.

In January 2010, ASU No. 2010-06 "Fair Value Measurements and Disclosures (Topic 820) Improving Disclosures about Fair Value Measurement" was issued, which provides amendments to Subtopic 820-10 that requires new disclosures as follows:

•	Transfers in and out of Levels 1 and 2. A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers.
•	Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number).

This Update provides amendments to Subtopic 820-10 that clarifies existing disclosures as follows:

•	Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities.
•	Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3.

This Update also includes conforming amendments to the guidance on employers' disclosures about postretirement benefit plan assets (Subtopic 715-20). The conforming amendments to Subtopic 715-20 change the terminology from major categories of assets to classes of assets and provide a cross reference to the guidance in Subtopic 820-10 on how to determine appropriate classes to present fair value disclosures. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

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In July 2010, the FASB issued Standards Update (ASU) No. 2010-20, Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The ASU requires further disaggregated disclosures that improve financial statement users’ understanding of: 1) the nature of an entity’s credit risk associated with its financing receivables and 2) the entity’s assessment of that risk in estimating its allowance for credit losses as well as changes in the allowance and the reasons for those changes. For public entities, the new and amended disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. For nonpublic entities, the disclosures are effective for annual reporting periods ending on or after December 15, 2011. The Company is considered a nonpublic entity with respect to determination of the effective date of ASU 2010-20. The adoption of this standard has no material effect on the Company’s result of operations or financial position but it requires expansion of further disclosures.

In December 2011, the FASB issued ASU No. 2011-12 — “Comprehensive Income”. The amendments in this update supersede certain pending paragraphs in ASU No. 2011-05, to effectively defer only those changes in ASU No. 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The amendments will be temporary to allow the Board time to re-deliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private, and non-profit entities. The amendments in this update are effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. The adoption of the provisions in ASU 2011-12 will have no material impact on the financial statements.

In July 2012, the FASB issued ASU 2012-02, “Intangibles-Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment." This ASU simplifies how entities test indefinite-lived intangible assets for impairment which improve consistency in impairment testing requirements among long-lived asset categories. These amended standards permit an assessment of qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying value. For assets in which this assessment concludes it is more likely than not that the fair value is more than its carrying value, these amended standards eliminate the requirement to perform quantitative impairment testing as outlined in the previously issued standards. The guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, and early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s financial position and results of operations.

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NOTE 3- CASH AND CASH EQUIVALENTS

As of December 31, 2011 and 2010, cash and cash equivalents comprised cash on hand and in bank, all of which were denominated in RMB.

RMB is not a freely convertible currency and the remittance of funds out of the PRC is subject to the exchange restrictions imposed by the PRC government.

	December 31, 2011	December 31, 2010

Cash on hand	$53,241	$235,469
Cash in bank	1,741,555	251,063
	$1,794,796	$486,532

NOTE 4 – Short-term investment

On December 8, 2011, the Company subscribed to 4,999,555.56 units of an open-end equity investment fund managed by UBS SDIC Fund Management Co., Ltd. This short-term investment was classified as available-for-sale security upon acquisition. As of December 31, 2011, unrealized gain, as determined by the net asset value per unit published by the investment fund, was included in accumulated other comprehensive income.

In June 2012, the Company redeemed these investment units with the fund and realized a gain of $15,160.

NOTE 5 – OTHER RECEIVABLES FROM THIRD PARTIES

	December 31, 2011	December 31, 2010

Yantai Hengyu Trading Co., Ltd. (1)	$5,787,529	$6,201,035
Fujian Provincial Longsheng Construction Engineering Co., Ltd. (1)	973,415	-
Others	15,727	-
	$6,776,671	$6,201,035

(1)	Receivables from Yantai Hengyu Trading Co., Ltd. and Fujian Provincial Longsheng Construction Engineering Co., Ltd. represented loans to these companies. These balances were not collateralized, interest-free and payable on demand. As of the issuance date of these financial statements, these balances have been fully collected.

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NOTE 6 – PREPAID EXPENSES AND OTHER CURRENT ASSETS

As of December 31, 2011 and 2010, prepaid expenses and other current assets comprised following items:

	December 31, 2011	December 31, 2010

Indonesian fishing licenses	$190,607	$29,740
Prepaid stock subscription for a prospective financial institution (1)	660,533	-
Deposit for an asset interest acquisition and investment in a proposed Indonesia joint-venture (2)	6,042,507	5,811,016
	$6,893,647	$5,840,756

(1)	The Company paid in aggregate RMB18,900,000 ($2,995,768, of which RMB4,200,000, or $660,533, was paid in December 2011 and RMB14,700,000, or $2,335,235, was paid in June 2012) to subscribe to 6,750,000 of shares of the common stock of Fujian Pingtan Rural-Commercial Bank Joint-Stock Co., Ltd. (“Pingtan Rural-Commercial Bank”) with a par value of RMB1. Pingtan Rural-Commercial Bank completed its registration with government agencies on September 26, 2012.

(2)	Pursuant to a Cooperative Agreement and a Joint-Venture Contract dated March 1, 2006 entered into between the Company and PT. Avona Mina Lestari (“Avona”), an Indonesian enterprise engaged in fishing base management and fishing vessel operations, the Company agreed to acquire 80% controlling interest in a fishing base owned by Avona. A joint-venture company that would be controlled by the Company will be established between the Company and Avona following the Company’s acquisition of controlling interest in Avona’s fishing base. Total investment for the acquisition of Avona fishing base 80% interest and establishment of a joint-venture company is $7,200,000, comprising $5,470,000 cash and 14 fishing vessels to be valued at $1,730,000.

The company deposited in aggregate $5,470,000 cash ($6,042,507 and $5,811,016 as of December 31, 2011 and 2010, respectively, after translation adjustments to the Company’s functional currency, which is RMB and to these financial statements’ reporting currency, which is US$) to Avona from July 2007 to November 2009, and did not transfer any fishing vessel to Avona or the proposed joint-venture company as of the issuance date of these financial statements. Because of certain government restrictions on these proposed investments, the acquisition of Avona fishing base’s 80% controlling interest and establishment of joint-venture were not consummated. Under separate arrangements, Xinrong Zhuo and his certain family members, the ultimate beneficiary owners of the Company (see Note 11(a)) obtained the management rights of Avona fishing base and another Indonesian enterprise PT. Dwikarya Reksa Abadi (“Kimaan”)’s fishing base. Xinrong Zhuo and his certain family members also gained influence over Avona’ daily operations, and combined with management rights of the fishing bases, they are able to provide ship agency, maintenance and other services to the Company’s fishing vessels so that they can legally and efficiently operate in Indonesia waters. Accordingly, Avona is regarded as a related party of the Company.

On September 12, 2012, the Company and Avona entered into a Memorandum of Understanding, pursuant to which the Company and Avona reaffirm the intention to complete the Company’s acquisition of Avona fishing base’s interest, and establishment of a joint-venture company. Avona further confirms its equity holding structure shall remain unchanged prior to the Company’s successful acquisition of its fishing base interest, and any adjustments to Avona’s registered capital, acquisition or dispose of material properties, and material debt financings are subject to the Company’s approval.

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NOTE 7 – INVENTORIES

Inventories, by major categories, as of December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010

Frozen fish and marine catches in warehouse	$2,472,490	$500,747
Frozen fish and marine catches in transit	99,973	165,901
	$2,572,463	$666,648

NOTE 8 – PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2011 and 2010 consisted of the following:

	December 31, 2011	December 31, 2010

Externally purchased fishing vessels	$3,968,857	$1,679,405
Office and other equipment	1,102	-
Fishing vessels under construction	3,705,503	-
	7,675,462	1,679,405
Less: Accumulated depreciation	(1,307,533)	(608,233)
	$6,367,929	$1,071,172

Depreciation expense was $1,917,747 and $1,164,798 for the years ended December 31, 2011 and 2010, respectively.

As of December 31, 2011 and 2010, the Company had 16 and 8 fishing vessels, respectively, that were fully depreciated but still in use. These fishing vessels were contributed by registered equity owners in exchange for the Company’s paid-in capital and were recorded at the equity owners’ historical cost of $nil at the time of contribution.

As of December 31, 2010, the Company had certain of the above mentioned fully depreciated fishing vessels with carrying amount of $nil were under operating lease to a related party (see Note 12(b)(2)).

See Note 15(a) and Note 15(c) for information on fishing vessels pledged as collateral for term loans of the Company and a related party subsequent to December 31, 2011.

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NOTE 9- SHORT-TERM LOANS

As of December 31, 2011 and 2010, the Company’s short-term loans consisted of the following items:

	December 31, 2011	December 31, 2010

Short-term loan from Industrial & Commercial Bank of China Limited, Fuzhou Dongjiekou Branch (“ICBC Dongjiekou”), principal amount RMB45,000,000, due May 7, 2012, fixed interest rate at 6.7100% per annum, guaranteed by a related party Fujian Lutong Highway Engineering Construction Co., Ltd. (“Lutong Highway”)	$7,077,141	$-

Short-term loans from Fujian Haixia Bank Limited, Fuzhou Hualin Branch (“Haixia Hualin”), principal amount RMB45,000,000, due in installments through March 9, 2012, fixed interest rate at 8.5400% per annum, collateralized by Lutong Highway’s property and equipment	7,077,141	-

Short-term loans from ICBC Dongjiekou, principal amount US$7,536,900, due in installments through March 3, 2012, fixed interest rates from 3.3525% to 4.6578% per annum	7,536,900	-

Short-term loans from Haixia Hualin, principal amount RMB45,000,000, due in installments through September 26, 2011, fixed interest rate at 6.5600% per annum, guaranteed by Longjie Zhuo, sibling of Xinrong Zhuo (See Note 11(a)).	-	6,806,013

Short-term loan from Ping An Bank Co., Ltd., Fuzhou Branch, principal amount RMB20,000,000, due October 11, 2011, fixed interest rate at 6.8880% per annum, guaranteed by a related party Fujian Honglong Ocean Fishing Company Limited	-	3,024,895

	$21,691,182	$9,830,908

Short-term loans as of December 31, 2011 and 2010 were repaid in full when became mature subsequent to respective balance sheet dates and were not rolled over. The Company obtained loans from financial institutions subsequent to December 31, 2011. See Note 15(a).

NOTE 10- OTHER PAYABLES AND ACCRUED LIABILITIES TO THIRD PARTIES

As of December 31, 2011 and 2010, other payables and accrued liabilities were summarized as follows:

	December 31, 2011	December 31, 2010

Accrued salaries and wages	$164,657	$53,388
Others	103,114	4,437
	$267,771	$57,825

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NOTE 11 – OWNERS’ EQUITY

(a) Paid-in capital

Registered equity owners and their respective share of paid-in capital as of December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010

Fujian Yihai Investment Co., Ltd. (“Fujian Yihai”)	$5,999,706	$5,999,706
Zhiyan Lin	254,472	254,472
	$6,254,178	$6,254,178

The Company’s registered capital, which was fully paid as determined by the generally accepted accounting standards in the PRC as of December 31, 2011 and 2010 was RMB80,000,000, or $10,181,138, of which RMB56,000,000, or $6,909,401 was owned by Fujian Yihai, and RMB24,000,000, or $3,271,737 was owned by Zhiyan Lin. The shortfall in paid-in capital in these financial statements is caused by the fact that a number of fully depreciated fishing vessels contributed by registered equity owners to the Company were recorded at contributing equity owners’ historical cost of $nil; whereas they were re-measured at fair value in accordance with the PRC’s regulations when calculating paid-in capital towards the registered capital.

Fujian Yihai is owned by Longjie Zhuo, sibling of Xinrong Zhuo, and Lifei Zeng, sister-in-law of Xinrong Zhuo; Zhiyan Lin is father-in-law of Xinrong Zhuo. Pursuant to a Family Agreement entered into amongst Xinrong Zhuo and his certain family members (“Family Members”), including Longjie Zhuo, Lifei Zeng and Zhiyan Lin, on November 23, 2004, each of the Family Members delegates voting rights derived from his/her direct or indirect equity interest in the Company, and the right to dispose of his/her direct or indirect equity interest in the Company to a non-Family Member party, to Xinrong Zhuo. The Family Agreement further authorizes Xinrong Zhuo to be responsible for the Company’s day-to-day operations and financial management. Xinrong Zhuo also entered into trust agreements with predecessor non-Family Member equity owners of Fuzhou Haifeng Dafu Ocean Fishing Co., Ltd. (“Haifeng Dafu”), an affiliate company previously had a minority interest in the Company, and Fujian Yihai (“Family Trust Owners”). Pursuant to these trust agreements, Family Trust Owners held their respective interest in Haifeng Dafu and Fujian Yihai on Xinrong Zhuo’s behalf. As of December 31, 2011, all of these trust agreements were cancelled as all of the Company’s direct and indirect equity interests have been consolidated to Family Members. Accordingly, Xinrong Zhuo and his Family Members are the ultimate beneficial owners of the Company, and Xinrong Zhuo is regarded as the controlling person of the Company.

(b) Statutory reserve

The Company is required to make appropriations of retained earnings set at certain percentages of after-tax profits determined in accordance with the PRC accounting rules and regulations (“PRC GAAP”). The general reserve fund requires annual appropriations of 10% of after-tax profit as determined under PRC GAAP at each year-end and after setting off against any accumulated losses from prior years until such fund has reached 50% of the registered capital. Appropriation to the statutory reserve must be made before distribution of dividends to owners. This statutory reserve is not distributable in the form of cash dividends.

(c) Distribution of earnings

The earnings reflected in these financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company, being the distributable amounts permitted by the PRC Company Law.

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NOTE 12 - RELATED PARTY TRANSACTIONS AND BALANCES

Except for deposit for an asset interest acquisition and investment in a proposed Indonesia joint-venture as disclosed in Note 6, and guarantees and collaterals provided by related parties for the Company’s short-term loans as disclosed in Note 9, other related party transactions and balances as of and for the years ended December 31, 2011 and 2010 were as follows:

(a) Name and relationship of related parties

Related party	Relationship

Panxing Zhuo	Father of Xinrong Zhuo, a Family Member (see Note 11(a))
Honghong Zhuo	Daughter of Xinrong Zhuo
Qing Lin	Brother-in-law of Xinrong Zhuo, a Family Member
Longfei Zhuo	Cousin of Xinrong Zhuo, a Family Member
Cheng Chen	Cousin of Xinrong Zhuo, a Family Member
Xiaoqin Xu	An employee of an affiliate company
Xiaomei Yang	An employee of the Company and niece of Xinrong Zhuo
Fujian Yihai Investment Co., Ltd. (“Fujian Yihai”)	An affiliate company majority owned by Longjie Zhuo, sibling of Xinrong Zhuo
Fuzhou Haifeng Dafu Ocean Fishing Co., Ltd. (“Haifeng Dafu”)	An affiliate company owned by Longfei Zhuo and Honghong Zhuo
Fujian Lutong Highway Engineering Construction Co., Ltd. (“Lutong Highway”)	An affiliate company majority owned by Xiaojie Wu, brother-in-law of Xinrong Zhuo
Fujian Haiyi International Shipping Agency Co., Ltd. (“Haiyi International”)	An affiliate company to which the Company acted as a trustee equity owner. Haiyi International is ultimately majority owned and controlled by Sunqiang Zhou, brother-in-law of Xinrong Zhuo and a Family Member (see Note 12(d)(1))
Fujian Xinnong Ocean Fisheries Development Co., Ltd. (“Xinnong”)	An affiliate company to which the Company acted as a trustee equity owner. Xinnong is ultimately owned and controlled by Xiaojie Wu (see Note 12(d)(2))
Fuzhou Haoyouli Fisheries Development Co., Ltd. (“Haoyouli”)	An affiliate company to which the Company acted as trustee equity owner. Haoyouli is ultimately owned and controlled by Sunqiang Zhou (see Note 12(d)(3))
Fujian Honglong Ocean Fishing Company Limited (“Hong Long”)	An affiliate company majority owned and controlled by Ping Lin, spouse of Xinrong Zhuo and a Family Member
PT. Avona Mina Lestari (“Avona”)	An affiliate company controlled by Xinrong Zhuo family domiciled in Indonesia, engaged in fishing base management and fishing vessel service
PT. Dwikarya Reksa Abadi (“Kimaan”)	An affiliate company controlled by Xinrong Zhuo family domiciled in Indonesia, engaged in fishing base management and fishing vessel service
Haifeng Dafu Enterprise Company Limited	An affiliate company domiciled in the Hong Kong Special Administrative Region of the PRC (“Hong Kong”)
Hai Yi Shipping Limited	An affiliate company domiciled in the Hong Kong
Fuzhou Wanhao Real Estate Property Investment Co., Ltd.	An affiliate company majority-owned and controlled by Qing Lin
China Communication Materials Central and South Co., Ltd.	An affiliate company majority-owned by Lutong Highway
Fujian Gangjun Construction Co., Ltd.	An affiliate company ultimately controlled by Xinrong Zhuo
Fuzhou Baojie Haiyi Ocean Fishing Co., Ltd.	An affiliate company majority-owned and controlled by Xinrong Zhuo
Fujian International Trading and Transportation Co., Ltd.	An affiliate company owned by Yihai Investment and Longhao Zhuo, sibling of Xinrong Zhuo and a Family Member
Fuzhou Dongxing Longju Real Estate Co., Ltd.	An affiliate company owned by Xinrong Zhuo

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(b) Transactions with related parties

	2011	2010
Sale of frozen fish and other marine catches
Haifeng Dafu (1)	$4,312,036	$100,313
Cheng Chen	179,378	1,008,446
Lutong Highway	-	713,111
Xinnong	-	81,136
	$4,491,414	$1,903,006

Fishing vessel rental income (2)
Hong Long	$1,384,710	$1,162,987

Purchase of fuel, fishing nets and other onboard consumables (3)
Avona	$3,440,000	$1,140,000
Hong Long	1,037,441	2,426,563
	$4,477,441	$3,566,563

Purchase of vessel maintenance service (4)
Kimaan	$1,675,674	$317,070
Avona	1,602,900	760,734
	$3,278,574	$1,077,804

Crewmen compensation paid on behalf of the Company
Hong Long	$155,569	$146,059
Avona	153,156	-
	$308,725	$146,059

Cold storage warehouse and office rental paid by the Company (5)
Hong Long	$488,861	$413,056

Purchase of transportation service (4)
Avona	$1,402,616	$855,026
Haifeng Dafu Enterprise Company Limited	237,207	-
Hai Yi Shipping Limited	352,252	-
	$1,992,075	$855,026

Indonesia fleet vessel agency fee payable (6)
Avona	$90,000	$20,000

Indonesia fishing licenses paid on behalf of the Company
Avona	$305,318	$59,482

(1)	On December 1, 2011, the Company and Haifeng Dafu entered into a sale agreement. The Company sold Haifeng Dafu 4,645,500 kilograms of frozen hairtail, at price of RMB6 ($0.93) per kilogram, or approximately 50% of the price the Company sold to independent customers in the same period, for a total consideration of RMB27,873,000 ($4,312,036).

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(2)	On August 9, 2008, the Company and Hong Long entered into a four-year operating lease contract under which 2 fishing vessels owned by the Company were leased to Hong Long. On March 6, 2009, the Company and Hong Long entered into a 15-month operating lease contract, which was further extended for another 24 months to expire on June 5, 2012, under which 8 fishing vessels were leased to Hong Long. From March 2009 to October 2010, these 8 fishing vessels were owned by Panxing Zhuo, the Company’s predecessor registered equity owner and the Company was an agent of Panxing Zhuo with respect to the fishing vessel lease. These 8 fishing vessels were contributed to the Company as paid-in capital in November 2010 and became the Company’s own property and equipment ever since.

In accordance with the operating lease contracts, Hong Long was responsible for all of operating costs of these fishing vessels in the lease period, including necessary regulatory permits, vessel repair and maintenance. Hong Long agreed to transfer government fuel subsidy received by it in associated with the leased vessels in the lease period to the Company as consideration.

Pursuant to supplementary agreements between the Company and Hong Long, which came into effect on October 1, 2011, all these operating lease were early terminated.

(3)	Fuel, fishing nets and other consumables were sold to the Company at prevailing market prices.

(4)	Vessel maintenance and transportation services were charged to the Company at prices mutually agreed by the related parties and the Company.

(5)	The Company sub-leased office area and cold storage warehouse cells from Hong Long. Pursuant to an Office Space Rental and Staff Dispatch Agreement entered into on January 1, 2010 with a three-year term, annual lease and facilities expenses are RMB1,000,000. Cold storage warehouse cell sub-lease contracts were entered into simultaneously with Hong Long’s lease contracts with the third party lessor, which are renewed every 12-to-16 months.

(6)	Pursuant to Fishing Vessel Administrative Agency Agreement dated December 28, 2009, followed by a Fishery Cooperative Agreement dated July 1, 2011 with a two-year term, entered into between the Company and Avona, the Company is payable to Avona an annual agency fee, calculated at mutually agreed amount of $10,000 and $20,000, for the period from January 1, 2010 to June 30, 2011, and for the period from July 1, 2011 to July 1, 2013, respectively, for each of the Company’s fishing vessels Avona acts as an agent.

(c) Accounts receivable from related parties

As of December 31, 2011 and 2010, related party accounts receivable derived from sale of frozen fish were:

	December 31, 2011	December 31, 2010

Haifeng Dafu	$4,383,581	$-
Cheng Chen	167,113	1,026,347
	$4,550,694	$1,026,347

Haifeng Dafu settled its debt by repaying the Company $470,237 and $296,139 in cash on April 30, 2012 and July 31, 2012 respectively and delivering a banker’s acceptance to the Company with an amount of $3,617,205 on July 2, 2012.

Accounts receivable from other related party debtors were fully repaid within 6 months after balance sheet dates.

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(d) Due from related parties

As of December 31, 2011 and 2010, due from related parties were:

	December 31, 2011	December 31, 2010

Panxing Zhuo	$7,090,792	$-
China Communication Materials Central and South Co., Ltd.	6,841,236	6,579,146
Xiaomei Yang	5,346,000	2,383,636
Qing Lin	4,678,292	2,352,735
Yihai Investment	4,570,082	2,504,441
Lutong Highway	2,708,343	325,176
Fuzhou Wanhao Real Estate Property Investment Co., Ltd.	2,547,771	2,450,165
Fujian Gangjun Construction Co., Ltd.	1,828,890	2,389,667
Honghong Zhuo	1,629,315	-
Longfei Zhuo	1,516,081	-
Fuzhou Baojie Haiyi Ocean Fishing Co., Ltd.	623,576	599,687
Haiyi International	241,209	231,969
Haoyouli	55,044	-
Haifeng Dafu	31,454	-
Trust equity investment in Haoyouli (1)	4,032,398	1,155,510
Trust equity investment in Xinnong (2)	594,480	571,705
Trust equity investment in Haiyi International (3)	401,038	385,674
	$44,736,001	$21,929,511

Due from related parties represented loans to related parties. These balances are not collateralized, carry no interest, and do not have specific repayment terms.

(1)	Amount represents due from Haoyouli. In accordance with a Trust Agreement between the Company and the equity owner of Haoyouli (“Haoyouli Beneficiary”), the Company was entrusted to be a standing equity owner of Haoyouli on behalf of Haoyouli Beneficiary. The term of the Trust Agreement expires upon the date when the Haoyouli Beneficiary requests the Company to return the entrusted interests. During the term of the Trust Agreement, the Haoyouli Beneficiary has 100% voting rights and controls over all aspects of Haoyouli’s day-to-day operations. As a result, the amount is accounted for as a loan to Haoyouli.

(2)	Amount represents due from Xinnong. In accordance with a Trust Agreement between the Company and the equity owner of Xinnong (“Xinnong Beneficiary”), the Company was entrusted to be a standing equity owner of Xinnong on behalf of Xinnong Beneficiary. The term of the Trust Agreement expires upon the date when the Xinnong Beneficiary requests the Company to return the entrusted interests. During the term of the Trust Agreement, the Xinnong Beneficiary has 100% voting rights and controls over all aspects of Xinnong’s day-to-day operations. As a result, the amount is accounted for as a loan to Xinnong.

(3)	Amount represents due from Haiyi International. In accordance with a Trust Agreement between the Company and the equity owners of Haiyi International (“Haiyi International Beneficiaries”), the Company was entrusted to be a standing equity owner of Haiyi International on behalf of Haiyi International Beneficiaries. The term of the Trust Agreement expires upon the date when the Haiyi International Beneficiaries request the Company to return the entrusted interests. During the term of the Trust Agreement, the Haiyi International Beneficiaries have 100% voting rights and control over all aspects of Haiyi International’s day-to-day operations. As a result, the amount is accounted for as a loan to Haiyi International.

F-113

(e) Accounts payable to related parties

As of December 31, 2011 and 2010, accounts payable to related parties were as follows:

	December 31, 2011	December 31, 2010

Avona	$1,229,709	$2,301,891
Hong Long	902,441	1,669,315
Kimaan	407,066	-
Hai Yi Shipping Limited	143,076	-
	$2,682,292	$3,971,206

Accounts payable to related parties are not collateralized, carry no interest, and do not have specific repayment terms.

(f) Due to related parties

As of December 31, 2011 and 2010, due to related parties, representing loans provided by related parties, were as follows:

	December 31, 2011	December 31, 2010

Fujian International Trading and Transportation Co., Ltd.	$7,001,651	$6,128,437
Fuzhou Dongxing Longju Real Estate Co., Ltd.	5,661,713	-
Hong Long	4,482,954	347,990
Qing Lin	4,985,452	453,734
Xiaoqin Xu	1,627,742	1,565,383
Cheng Chen	157,270	-
Xinrong Zhuo	133,677	128,558
Haifeng Dafu	-	2,419,916
	$24,050,459	$11,044,018

Due to related parties are not collateralized, carry no interest, and do not have specific repayment terms.

NOTE 13- CONCENTRATION DISCLOSURE

(a) Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and equivalents, short-term investment, accounts receivable, other receivables, and due from related parties. As of December 31, 2011 and 2010, all of the Company’s cash and equivalents and short-term investment were held by financial institutions located in the PRC, which the Company believes are of high credit quality. With respect to accounts receivable and other receivables, the Company extends credit based on an evaluation of the customer or debtor’s financial condition. The Company generally does not require collateral for trade receivables and maintains an allowance for doubtful accounts. The Company’s other receivables are subject to credit risk that such receivables will not result in payment on time. The Company monitors the credit worthiness of debtors by reviewing their financial position and results of operations and their relationship with the through common shareholders if the debtors are related parties.

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(b) Major customers

Customers accounted for 10% or more of the Company’s revenue were as follows:

	2011	2010

Customer A	20%	4%
Haifeng Dafu	18%	1%
Customer B	12%	8%
Customer C	7%	16%
Total	57%	29%

Balances from these customers as percentages of overall accounts receivable from third parties and related parties as of December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010

Customer A	-%	-%
Haifeng Dafu	80%	-%
Customer B	-%	30%
Customer C	-%	12%
Total	80%	42%

(c) Major suppliers

Suppliers accounted for 10% or more of the Company’s total purchases were as follows:

	2011	2010

Avona	40%	37%
Supplier A	40%	27%
Kimaan	10%	4%
Hong Long	6%	32%
	96%	100%

NOTE 14–CommitmentS AND CONTINGENCIES

(a) Operating lease commitments

The total future minimum lease payments under non-cancellable operating leases with respect to cold storage warehouse and office from Hong Long (see Note 12(b)(5)) as of December 31, 2011 were as follows:

Years Ending December 31,
2012	$385,613
2013	106,780
Thereafter	-
$492,393

(b) Capital commitments

As of December 31, 2011, the Company had capital commitments amounting to $3,897,146 outstanding related to the construction of fishing vessels.

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(c) Contingencies

From time to time, the Company is involved in legal matters arising in the ordinary course of business. Management currently is not aware of any legal matters or pending litigation which would have a significant effect on the Company’s financial statements.

NOTE 15- SUBSEQUENT EVENTS

(a) Term-loans

As of the issuance date of these financial statements, the Company had following outstanding term loans incurred subsequent to December 31, 2011:

Short-term loans from ICBC Dongjiekou, principal amount RMB66,500,000 in total, due in installments through January 17, 2013, fixed interest rates from 6.1600% to 6.7100% per annum, collateralized by the Company accounts receivable with the aggregate amount of $13,478,673	$10,501,714

Short-term loans from ICBC Dongjiekou, principal amount US$4,838,914, due in installments through December 21, 2012, fixed interests rates from 1.6788% to 2.6480% per annum	4,838,914

Short-term loan from Haixia Hualin, principal amount RMB45,000,000, due March 30, 2013, fixed interest rate at 9.1840% per annum, guaranteed by Xinrong Zhuo	7,106,423

Long-term loans from Haixia Hualin, principle amount RMB35,000,000, due in installments through April 25, 2015, interest rate at 9.3400% per annum, guaranteed by Xinrong Zhuo (“Haixia Long-term Loans”)	5,527,218

Long-term loans from Minsheng Fuzhou, principal amount RMB133,000,000, due in installments through March 16, 2015, interest rate at 7.7406% per annum, collateralized by the Company’s fishing vessels and guaranteed by Xinrong Zhuo (“Minsheng Long-term Loans”)	20,996,795

$63,267,074

Haixia Long-term Loans and Mingsheng Long-term Loans require written approval from the financial institutions before the Company carries out merger, demerger, acquisition, restructuring into a joint-stock company, franchising management rights, forming joint-venture, investing, incurring debt financing, application for suspension of operation, liquidation, reorganization and bankruptcy, and transfer or dispose of material assets. Haixia Long-term Loans further prohibit the Company to collateralize the constructed property and equipment funded by the borrowing prior to obtaining written approval from the bank or full repayment of principles and accrued interests. The Company was in compliance with these loan covenants as of the issuance date of these financial statements.

(b) Capital commitment

On March 22, 2012, the Company entered into a series of construction contracts to build 10 fishing vessels for a total price of $9,475,230.

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(c) Guarantees and collaterals provided to related parties

In May 2012, the Company and Hong Long  jointly entered into a pledge contract with Fuzhou Rural-Commercial Bank Jianxin Branch. Pursuant to the terms of the pledge contract, the Company put certain fishing vessels with carrying amount of approximately $1,500,000, as collateral to jointly secure Haoyouli’s short-term loan from the financial institution in amount of approximately $3,800,000, which is due May 27, 2013. In addition to the collateral provided to Haoyouli, the Company also guaranteed the repayment of the $3,800,000 short-term loan.

As of the issuance date of these financial statements, the Company did not receive any demand from the lender that collateralized properties are intended to be disposed of or to make any payments under the guarantee.

In February 2012, the Company provided a guarantee to Haoyouli for its short-term loan from Bank of Communications Co., Ltd., Fujian Provincial Branch in amount of approximately $3,900,000. The guaranteed short-term loan is due February 22, 2013.

In April 2012, the Company provided certain guarantees to Hong Long for its short-term loans from China Industrial International Trust Limited in amount of approximately $7,900,000. These guaranteed short-term loans are due October 5, 2012.

In September 2012, the Company provided certain guarantees to Hong Long’s short-term loans from China CITIC Bank Corporation Limited in amount of approximately $8,900,000. These short-term loans are due in installments through August 31, 2013.

As of the issuance date of these financial statements, the Company was not required to make any payments under these guarantee agreements.

F-117

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD.

BALANCE SHEETS

	June 30, 2012	December 31, 2011
	(Unaudited)
ASSETS

Current assets
Cash and cash equivalents	$215,776	$1,794,796
Term loan principal receivable	4,913,693	-
Notes receivable	11,095,437	-
Short-term investment	-	787,065
Accounts receivable – third party customers	4,809,527	904,085
Accounts receivable – related parties	4,016,092	4,550,694
Other receivables – third parties	10,112,295	6,776,671
Due from related parties	80,815,965	44,736,001
Inventories	2,715,866	2,572,463
Prepaid expenses and other current assets	9,612,306	6,893,647
Total current assets	128,306,957	69,015,422

Property and equipment, net	9,835,085	6,367,929
Total assets	$138,142,042	$75,383,351

LIABILITIES AND OWNERS’ EQUITY

Current liabilities
Short-term loans	$30,546,515	$21,691,182
Accounts payable – third party suppliers	1,110,923	113,234
Accounts payable – related parties	4,655,306	2,682,292
Customer deposits	741,927	1,152,057
Other payables and accrued liabilities – third parties	601,433	267,771
Due to related parties	42,228,319	24,050,459
Total current liabilities	79,884,423	49,956,995

Long-term loans	26,629,048	-
Total liabilities	106,513,471	49,956,995

Commitments and contingencies

Owners’ equity
Paid-in capital	6,254,178	6,254,178
Statutory reserve	1,476,774	1,476,774
Retained earnings	21,405,609	15,396,662
Accumulated other comprehensive income	2,492,010	2,298,742
Total owners’ equity	31,628,571	25,426,356
Total liabilities and owners’ equity	$138,142,042	$75,383,351

See accompanying notes to the financial statements

F-118

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD.

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)

	For the Six Months Ended June 30,
	2012	2011

Revenue
Sale of fish and marine catches to third parties	$12,246,799	$9,953,576
Sale of fish and marine catches to related parties	13,697,827	-
Fishing vessel rental to a related party	-	913,585
Total revenue	25,944,626	10,867,161
Costs of revenue
Sale of fish and marine catches to third parties	10,493,389	4,471,306
Sale of fish and marine catches to related parties	7,485,415	-
Total costs of revenue	17,978,804	4,471,306

Gross profit	7,965,822	6,395,855

Operating expenses
Selling expenses	304,134	166,632
General and administrative expenses	308,556	137,465

Total operating expenses	612,690	304,097

Income from operations	7,353,132	6,091,758

Other income (expense)
Subsidy income	-	821,851
Short-term investment income	15,160	-
Interest expense	(1,363,840)	(326,930)
Foreign currency exchange gain	4,495	50,374

Total other income (expense)	(1,344,185)	545,295

Income before income taxes	6,008,947	6,637,053

Income tax expense	-	-

Net income	$6,008,947	$6,637,053

Other comprehensive income
Foreign currency translation adjustment	193,985	398,408

Comprehensive income	$6,202,932	$7,035,461

See accompanying notes to the financial statements

F-119

FUJIAN PROVINCIAL PINGTAN COUNTY OCEAN FISHING GROUP CO., LTD.

STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Six Months Ended June 30,
	2012	2011

Cash flows from operating activities:
Net income	$6,008,947	$6,637,053
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	1,857,657	690,470
Short-term investment income	(15,882)	-
Changes in operating assets and liabilities
Accounts receivable – third party customers	(3,902,169)	(1,516,955)
Accounts receivable – related parties	570,940	1,038,949
Other receivables – third parties	(3,285,576)	(15,310)
Inventories	(123,299)	(1,014,115)
Prepaid expenses and other current assets	(2,667,083)	30,105
Accounts payable – third party suppliers	997,779	(72,299)
Accounts payable – related parties	1,953,846	4,809,492
Customer deposits	(419,600)	(358,365)
Other payables and accrued liabilities – third parties	331,883	(1,344)

Net cash provided by operating activities	1,307,443	10,227,681

Cash flows from investing activities:
Proceeds from disposition of short-term investment	809,193	-
Net increase in due from related parties	(35,763,400)	(1,174,875)
Purchases of property and equipment and payment for fishing vessels’ planned major maintenance	(5,278,111)	(1,865,135)

Net cash used in investing activities	(40,232,318)	(3,040,010)

Cash flows from financing activities:
Net increase (decrease) in due to related parties, net of reception in form of notes receivable	6,900,119	(7,444,255)
Proceeds from term loans, net of amount received subsequent to period-end and accounted for as term loan principal receivable	61,357,658	-
Repayment of short-term loans	(30,927,599)	-

Net cash provided by (used in) financing activities	37,330,178	(7,444,255)

Effects of exchange rate changes on cash and cash equivalents	15,677	8,478

Net decrease in cash and cash equivalents	(1,579,020)	(248,106)

Cash and cash equivalents - beginning of the period	1,794,796	486,532

Cash and cash equivalents - end of the period	$215,776	$238,426

Supplementary cash flow information
Cash paid for income tax	$-	$-
Cash paid for interest expense	$1,434,671	$326,930

 See accompanying notes to the financial statements

F-120

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF OPERATION, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Business Description

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. (the “Company”) is a limited liability company established in Pingtan County, Fujian Province, the People’s Republic of China (“China”, or the “PRC”) on February 27, 1998. The Company is engaged in ocean fishing and sale of frozen marine catches. The Company’s two fishing fleets, which comprised 6 vessels and 24 vessels as of June 30, 2012, operate in India Exclusive Economic Zone and Indonesia Arafura Exclusive Economic Zone waters, respectively. The Company’s independent customers primarily comprise sole proprietorship wholesalers serving China’s Fujian, Zhejiang, Guangdong, Guangxi, and Liaoning provinces.

(b) Basis of Presentation

These interim financial statements of the Company have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for interim financial information, without an audit. Accordingly, certain information and footnote disclosures normally provided in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) have been omitted. The interim financial statements should be read in conjunction with the Company’s financial statements for the years ended December 31, 2011 and 2010.

In the opinion of management the accompanying unaudited financial statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair statement of the Company’s financial position as of June 30, 2012, and the results of its operations for the six month periods ended June 30, 2012 and 2011 and its cash flows for the six month periods ended June 30, 2012 and 2011. Operating results are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

(c) Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the amount of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ materially from those estimates. Significant items subject to such estimates and assumptions include valuation allowances for receivables, net realizable value of inventories, and recoverability of carrying amount and the estimated useful lives of long-lived assets.

(d) Comprehensive Income

The Company follows the provisions of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 220 “Reporting Comprehensive Income”, and establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. As at June 30, 2012 and December 31, 2011, and for six month periods ended June 30, 2012 and 2011, the Company’s comprehensive income includes net income, foreign currency translation adjustments and available-for-sale short-term investment fair value adjustment.

(e) Foreign Currency Transactions and Translations

The functional currency of the Company is the Chinese Yuan Renminbi (“RMB”). The reporting currency of these financial statements is the United States dollar (“US$”).

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Transactions in currencies other than the Company’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the end of the reporting periods. Exchange differences arising on the settlement of monetary items and on retranslation of monetary items at period-end are included in income statement of the period.

For the purpose of presenting these financial statements, the Company’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, owners’ equity accounts are translated at historical rates, and income and expense items are translated at the weighted average exchange rate during the period. The resulting translation adjustments are reported under accumulated other comprehensive income in the owners’ equity section of the balance sheets.

Translations adjustments resulting from this process are included in accumulated other comprehensive income in the owners’ equity were $2,492,010 and $2,298,025 as of June 30, 2012 and December 31, 2011, respectively.

(f) Cash and Cash Equivalents

The Company considers highly-liquid investments with maturities of three months or less, when purchased, to be cash equivalents. As at June 30, 2012 and December 31, 2011, the company’s cash and cash equivalents comprised cash on hand and cash in bank. All of the Company’s cash deposits are held with financial institutions located in the PRC where there is currently no rule or regulation mandated on obligatory insurance of bank accounts. The Company believes these financial institutions are of high credit quality.

(g) Short-term Investment

The Company did not hold any short-term investment as of June 30, 2012. The Company’s short-term investment as of December 31, 2011 consisted of units of an equity investment fund. This short-term investment is classified as available-for-sale, and is accounted for at fair value, with unrealized gains and losses included as a separate component of comprehensive income.

(h) Notes Receivable, Accounts Receivable and Other Receivables

Notes receivable represents bankers’ acceptances that have been arranged with third-party financial institutions. These bankers' acceptances are non-interest bearing and are collectible within six months.

Accounts receivable are recognized at original sales amounts. Accounts receivable and other receivables are carried at net realizable value.

The Company only grants credit periods to established customers with long and good paying history. Credit periods to independent customers are within 180 days after customers pick up purchase goods.

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of the Company’s debtors to make required payments. The Company reviews customer credit worthiness, past transaction history, and changes in payment terms when determining the adequacy of these allowances. Accounts are written off against the allowance when it becomes evident collection will not occur.

(i) Fishing Licenses

Each of the Company’s fishing vessels requires an approval from Ministry of Agriculture of the People’s Republic of China to carry out ocean fishing project in foreign territories. These approvals are valid for a period from three-to-twelve months, and are awarded to the Company at no cost. The Company applies for the renewal of the approval prior to expiration to avoid interruptions of fishing vessels’ operations.

Each of the Company’s fishing vessels operated in Indonesia water requires a fishing license granted by the authority in Indonesia. Indonesia fishing licenses remain effective for a period of twelve months and the Company applies for renewal prior to expiration. The Company records cost of Indonesia fishing licenses in prepaid expenses and amortizes over the effective period of the licenses.

F-122

(j) Inventories

Inventories are stated at the lower of cost or market. Cost comprises fuel, depreciation, direct labor, shipping, consumables, and government levied charges and taxes. Consumables include fishing nets and metal containers used by fishing vessels and are amortized during expected useful lives of three months. The Company fishing fleets in India and Indonesia waters operate around the year, although May to July period demonstrates lower catch quantities compared to August to December peak season. Cost incurred during a fishing vessel’s relocation period between different operating territories is deferred and amortized in ensuing six-month period. Cost of frozen fish and other marine catches at period-ends is calculated using the weighted average method.

(k) Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. Fully depreciated property and equipment contributed by equity owners in exchange for the paid-in capital of the Company are recorded at equity owners’ historical cost basis of nil. Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of assets as set out below.

Estimated Useful Lives
Fishing vessels	10-20 years
Fishing vessel major improvements	4 to 20 years
Office and other equipment	5 years

When an item of property and equipment is sold or retired, its cost and accumulated depreciation are eliminated from the balance sheet, and any resulting gain or losses are included in the income statement.

A major maintenance and replacement is planned regularly for the Company’s fishing vessels to maintain its usage conditions. Related cost is capitalized to the associated fishing vessels and depreciated during the intervals of these major maintenance and replacement, which are between 12 and 24 months.

Properties in the course of construction for production or administrative purposes are carried at cost.

(l) Capitalized Interest

Interest associated with the construction of property and equipment is capitalized and included in the cost of the property and equipment. When no debt is incurred specifically for the construction of an item of property and equipment, interest is capitalized on amounts expended on the construction using weighted-average cost of the Company’s outstanding borrowings. Capitalization of interest ceases when the construction is substantially complete or the construction activity is suspended for more than a brief period. For the six month periods ended June 30, 2012 and 2011, the Company capitalized $70,831 and $24,851 in the property and equipment under construction, respectively.

(m) Impairment of Long-lived Assets

In accordance with ASC 360, “Property, Plant and Equipment”, the Company reviews the carrying values of long-lived assets, whenever facts and circumstances indicate that the assets may be impaired. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If an asset is considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs of disposal. The Company performed reviews of long-lived assets and concluded that no triggering events were identified as of June 30, 2012 and December 31, 2011.

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(n) Revenue Recognition

Sale of frozen fish and other marine catches

The Company recognizes sales in accordance with ASC 605, “Revenue Recognition.” The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the price to the customer is fixed or determinable, and collection of the resulting receivable is reasonably assured.

With respects to the sale of frozen fish and other marine catches to third party customers, most of which are sole proprietor regional wholesalers in China, the Company recognizes revenue when customers pick up purchased goods at the Company’s cold storage warehouse, after payment is received by the Company or credit sale is approved by the Company for recurring customers with excellent paying history.

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers. The Company does not accept returns from customers. Deposits or advance payments from customers prior to delivery of goods are recorded as customer deposits.

Rental income

From November 2010 to September 2011, the Company leased in aggregate 10 fishing vessels to a related party. Operating lease periods range from 15 months to four years, all of which were early terminated in September 2011. Rental income from operating lease is recognized on a straight-line basis over the term of the lease.

(o) Subsidy Income

Subsidy income is recognized as income in the period in which funds are received from the government. The Company receives ocean fishing fuel subsidy from local government. The fuel subsidy is jointly approved by Fujian Provincial Department of Finance and Fujian Provincial Department of Ocean and Fisheries.

(p) Income Taxes

The Company accounts for income taxes in accordance with ASC 740 “Income Taxes”. Under this method, deferred income taxes are recognized for the estimated tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts and each year-end based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized when, in management’s opinion, it is more likely than not that some portion of the deferred tax assets will not be realized. The provision for income taxes represents current taxes payable net of the change during the period in deferred tax assets and liabilities.

The Company is governed by the Income Tax Law of the PRC and is subject to tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments.

The Company is a qualified ocean fishing enterprise as certified by the Ministry of Agriculture of the PRC. The qualification is renewed on April 1 each year. According to Cai Shui Zi (1997) No. 114 “Notice of Ministry of Finance and the State Administration of Taxation on Relevant Issues concerning Enterprise Income Tax on Domestic Enterprises Engaged in Fishery Business” issued by the Ministry of Finance of the PRC and State Administration of Taxation in 1997, Order of the State Council of the People's Republic of China No. 512 “Regulation on the Implementation of the Enterprise Income Tax Law of the People's Republic of China” issued by the State Council in 2007, Guo Shui Fa (2005) No. 129 “Measures for the Administration of Tax Deduction or Exemption (Trial Implementation)” issued by State Administration of Taxation in 2008, and State Administration of Taxation Announcement (2011) No. 48 “Notice of the State Administration of Taxation on Relevant Issues concerning the Implementation of Preferential Policies of Enterprise Income Tax on Agriculture, Forestry, Stockbreeding and Fishery Projects”, the Company is exempted from income tax derived from its ocean fishing operations in the periods it processes a valid Ocean Fishing Enterprise Qualification Certificate issued by the Ministry of Agriculture of the PRC.

F-124

The Company is not subject to foreign income taxes for its operations in India and Indonesia Exclusive Economic Zones.

(q) Fair Value Measurements

The Company applies the provisions of ASC Subtopic 820-10, “Fair Value Measurements”, for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements.  ASC 820 also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

ASC 820 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes three levels of inputs that may be used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
•	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.
•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

As of June 30, 2012, none of the Company’s financial assets or liabilities was measured at fair value on a recurring basis. The asset measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820 as of December 31, 2011 was as follows:

	Fair value measurement	Active markets For identical Assets	Significant other Observable Inputs	Significant Unobservable Inputs
		(Level 1)	(Level 2)	(Level 3)

Short-term investment	$787,065	-	$787,065	-

Short-term investment represents units in an equity investment fund. The Company is able to redeem the investment with the fund as of December 31, 2011 at the fund’s published net asset value per unit. Accordingly, as permitted practical expedient, the Company measures the fair value at the published net asset value per unit, which is a level 2 measurement.

There were not transfers between level 1, level 2 or level 3 measurements for the six month periods ended June 30, 2012 and 2011.

As of June 30, 2012 and December 31, 2011, none of the Company’s nonfinancial assets or liabilities was measured at fair value on a nonrecurring basis.

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The carrying values of the Company’s financial assets and liabilities, including restricted cash, notes receivable, accounts receivable, other receivables, other current assets, short-term loans, accounts payable, and other payables and accrued liabilities, are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and if applicable, their stated interest rate approximates current rates available.

(r) Statement of Cash Flows

In accordance with ASC 230, “Statement of Cash Flows”, cash flows from the Company's operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

(s) Recently Issued Accounting Pronouncements

In July 2012, the FASB issued ASU 2012-02, “Intangibles-Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment." This ASU simplifies how entities test indefinite-lived intangible assets for impairment which improve consistency in impairment testing requirements among long-lived asset categories. These amended standards permit an assessment of qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying value. For assets in which this assessment concludes it is more likely than not that the fair value is more than its carrying value, these amended standards eliminate the requirement to perform quantitative impairment testing as outlined in the previously issued standards. The guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, and early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s financial position and results of operations.

NOTE 2- CASH AND CASH EQUIVALENTS

As of June 30, 2012 and December 31, 2011, cash and cash equivalents comprised cash on hand and in bank, all of which were denominated in RMB.

RMB is not a freely convertible currency and the remittance of funds out of the PRC is subject to the exchange restrictions imposed by the PRC government.

	June 30, 2012	December 31, 2011

Cash on hand	$244	$53,241
Cash in bank	215,532	1,741,555
	$215,776	$1,794,796

NOTE 3 – TERM LOAN PRINCIPAL RECEIVABLE

As of June 30, 2012, term loan principal receivable represented a trench of long-term loan from China Minsheng Banking Corp., Ltd. Fuzhou Branch released by the financial institution on June 29, 2012 in amount of $4,913,693 (RMB31,000,000). The cash was received by the Company on the following business day of July 2, 2012.

NOTE 4 – Short-term investment

On December 8, 2011, the Company subscribed to 4,999,555.56 units of an open-end equity investment fund managed by UBS SDIC Fund Management Co., Ltd. This short-term investment was classified as available-for-sale security upon acquisition. As of December 31, 2011, unrealized gain, as determined by the net asset value per unit published by the investment fund, was included in accumulated other comprehensive income.

In June, 2012, the Company redeemed these investment units with the fund and realized a gain of $15,160.

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NOTE 5 – OTHER RECEIVABLES FROM THIRD PARTIES

As of June 30, 2012 and December 31, 2011, other receivables from third parties comprised following items:

	June 30, 2012	December 31, 2011

Yantai Hengyu Trading Co., Ltd. (1)	$9,003,154	$5,787,529
Fujian Provincial Longsheng Construction Co., Ltd. (1)	981,068	973,415
Others	128,073	15,727
	$10,112,295	$6,776,671

(1)	Receivables from Yantai Hengyu Trading Co., Ltd. and Fujian Provincial Longsheng Construction Engineering Co., Ltd. represented loans to these companies. These balances were not collateralized, interest-free and payable on demand. As of the issuance date of these financial statements, these balances have been fully collected.

NOTE 6 – PREPAID EXPENSES AND OTHER CURRENT ASSETS

As of June 30, 2012 and December 31, 2011, prepaid expenses and other current assets comprised following items:

	June 30, 2012	December 31, 2011

Indonesian fishing licenses	$526,526	$190,607
Prepaid stock subscription for a prospective financial institution (1)	2,995,768	660,533
Deposit for asset interest and investment in a proposed Indonesia joint-venture (2)	6,090,012	6,042,507
	$9,612,306	$6,893,647

(1)	The Company paid in aggregate RMB18,900,000, or $2,995,768 to subscribe to 6,750,000 shares of the common stock of Fujian Pingtan Rural-Commercial Bank Joint-Stock Co., Ltd. (“Pingtan Rural-Commercial Bank”) with a par value of RMB1. Pingtan Rural-Commercial Bank completed its registration with government agencies on September 26, 2012.

(2)	Pursuant to a Cooperative Agreement and a Joint-Venture Contract dated March 1, 2006 entered into between the Company and PT. Avona Mina Lestari (“Avona”), an Indonesian enterprise engaged in fishing base management and fishing vessel operations, the Company agreed to acquire 80% controlling interest in a fishing base owned by Avona. A joint-venture company that would be controlled by the Company will be established between the Company and Avona following the Company’s acquisition of controlling interest in Avona’s fishing base. Total investment for the acquisition of Avona fishing base 80% interest and establishment of a joint-venture company is $7,200,000, comprising $5,470,000 cash and 14 fishing vessels to be valued at $1,730,000.

The company deposited in aggregate $5,470,000 cash ($6,090,012 and $6,042,507 as of June 30, 2012 and December 31, 2011, respectively, after translation adjustments to the Company’s functional currency, which is RMB and to these financial statements’ reporting currency, which is US$) to Avona from July 2007 to November 2009, and did not transfer any fishing vessel to Avona or the proposed joint-venture company as of the issuance date of these financial statements. Because of certain government restrictions on these proposed investments, the acquisition of Avona fishing base’s 80% controlling interest and establishment of joint-venture were not consummated. Under separate arrangements, Xinrong Zhuo and his certain family members, the ultimate beneficiary owners of the Company (see Note 11(a)) obtained the management rights of Avona fishing base and another Indonesian enterprise PT. Dwikarya Reksa Abadi (“Kimaan”)’s fishing base. Xinrong Zhuo and his certain family members also gained influence over Avona’ daily operations, and combined with management rights of the fishing bases, they are able to provide ship agency, maintenance and other services to the Company’s fishing vessels so that they can legally and efficiently operate in Indonesia waters. Accordingly, Avona is regarded as a related party of the Company.

F-127

On September 12, 2012, the Company and Avona entered into a Memorandum of Understanding, pursuant to which the Company and Avona reaffirm the intention to complete the Company’s acquisition of Avona fishing base’s interest, and establishment of a joint-venture company. Avona further confirms its equity holding structure shall remain unchanged prior to the Company’s successful acquisition of its fishing base interest, and any adjustments to Avona’s registered capital, acquisition or dispose of material properties, and material debt financings are subject to the Company’s approval.

NOTE 7 – INVENTORIES

Inventories, by major categories, as of June 30, 2012 and December 31, 2011 were as follows:

	June 30, 2012	December 31, 2011

Frozen fish and marine catches in warehouse	$285,646	$2,472,490
Frozen fish and marine catches in transit	1,388,070	99,973
Deferred fishing vessel relocation cost	1,042,150	-
	$2,715,866	$2,572,463

NOTE 8 – PROPERTY AND EQUIPMENT

Property and equipment as of June 30, 2012 and December 31, 2011 consisted of the following:

	June 30, 2012	December 31, 2011

Externally purchased fishing vessels	$9,125,492	$3,968,857
Office and other equipment	134,676	1,102
Fishing vessels under construction	810,494	3,705,503
	10,070,662	7,675,462
Less: Accumulated depreciation	(235,577)	(1,307,533)
	$9,835,085	$6,367,929

Depreciation expense was $1,857,657 and $690,470 for the six month periods ended June 30, 2012 and 2011, respectively.

As of June 30, 2012 and December 31, 2011, the Company had 16 fishing vessels were fully depreciated but still in use. These fishing vessels were contributed by registered equity owners in exchange for the Company’s paid-in capital and were recorded at the equity owners’ historical cost of $nil at the time of contribution.

As of June 30, 2012 and December 31, 2011, the Company had fishing vessels with carrying amount of $7,947,284 and $nil pledged as collateral for term loans of the Company and a related party.

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NOTE 9- SHORT AND LONG-TERM LOANS

As of June 30, 2012 and December 31, 2011, the Company’s short and long-term loans consisted of the following items:

	June 30, 2012	December 31, 2011
Short-term loans

Short-term loan from Industrial & Commercial Bank of China Limited, Fuzhou Dongjiekou Branch (“ICBC Dongjiekou”), principal amount RMB45,000,000, due November 28, 2012, fixed interest rate at 6.7100% per annum, collateralized by an account receivable from a related party Fujian Xinnong Ocean Fisheries Development Co., Ltd. (“Xinnong”) of $8,952,591 (RMB56,481,000) (1)	$7,132,781	$-
Short-term loan from ICBC Dongjiekou, principal amount RMB45,000,000, due May 7, 2012, fixed interest rate at 6.7100% per annum, guaranteed by a related party Fujian Lutong Highway Engineering Construction Co., Ltd. (“Lutong Highway”)	-	7,077,141
Short-term loans from Fujian Haixia Bank Limited, Fuzhou Hualin Branch (“Haixia Hualin”), principal amount RMB45,000,000, due March 30, 2013, fixed interest rate at 9.1840% per annum, guaranteed by Xinrong Zhuo, the controlling person of the Company (See Note 11(a))	7,132,781	-
Short-term loans from Haixia Hualin, principal amount RMB45,000,000, due in installments through March 9, 2012, fixed interest rate at 8.5400% per annum, collateralized by Lutong Highway’s property and equipment.	-	7,077,141
Short-term loans from ICBC Dongjiekou, principal amount US$5,185,716, due in installments through September 12, 2012, fixed interest rates from 3.1179% to 3.2659% per annum.	5,185,716	-
Short-term loans from ICBC Dongjiekou, principal amount US$7,536,900, due in installments through March 3, 2012, fixed interest rates from 3.3525% to 4.6578% per annum	-	7,536,900
Short-term loans from China Minsheng Banking Corp., Ltd. Fuzhou Branch, principal amount RMB70,000,000, due in installments through December 25, 2012, fixed interest rates 5.4302% per annum, collateralized by the Company’s banker acceptances with the aggregate carrying amount of $11,095,437	11,095,437	-

	$30,546,515	$21,691,182

Long-term loans

Long-term loans from Haixia Hualin, principle amount RMB35,000,000, due in installments through April 25, 2015, interest rate at 9.3400% per annum, guaranteed by Xinrong Zhuo (“Haixia Long-term Loans”)	$5,547,718	$-
Long-term loans from China Minsheng Banking Corp., Ltd. Fuzhou Branch, principal amount RMB133,000,000, due in installments through March 16, 2015, interest rate at 7.7406% per annum, collateralized by the Company’s fishing vessels and guaranteed by Xinrong Zhuo (“Minsheng Long-term Loans”)	21,081,330	-
	$26,629,048	$-

(1)	As of June 30, 2012, Xinnong has early repaid the account receivable amount in full before the agreed repayment date of November 28, 2012, which coincides the maturity date of the short-term loan. Pursuant to the loan agreement with ICBC Dongjiekou, the Company is responsible for the arrangement of transferring received amount from Xinnong to a designated current account the Company opened with the financial institution prior to the maturity of the short-term loan.

Short-term loans as of December 31, 2011 were repaid in full when became mature subsequent to balance sheet date and were not rolled over. Short-term loans from ICBC Dongjiekou in the amount of $5,185,517 as of June 30, 2012, were repaid in full when they became mature and were not rolled over.

F-129

Haixia Long-term Loans and Mingsheng Long-term Loans require written approval from the financial institutions before the Company carries out merger, demerger, acquisition, restructuring into a joint-stock company, franchising management rights, forming joint-venture, investing, incurring debt financing, application for suspension of operation, liquidation, reorganization and bankruptcy, and transfer or dispose of material assets. Haixia Long-term Loans further prohibit the Company to collateralize the constructed property and equipment funded by the borrowing prior to obtaining written approval from the bank or full repayment of principles and accrued interests. The Company was in compliance with these loan covenants as of the issuance date of these financial statements.

NOTE 10- OTHER PAYABLES AND ACCRUED LIABILITIES TO THIRD PARTIES

As of June 30, 2012 and December 31, 2011, other payables and accrued liabilities were summarized as follows:

	June 30, 2012	December 31, 2011

Accrued salaries and wages	$553,232	$164,657
Others	48,201	103,114
	$601,433	$267,771

NOTE 11 – OWNERS’ EQUITY

(a) Paid-in capital

Registered equity owners and their respective share of paid-in capital as of June 30, 2012 and December 31, 2011 were as follows:

	June 30, 2012	December 31, 2011

Fujian Yihai Investment Co., Ltd. (“Fujian Yihai”)	$5,999,706	$5,999,706
Zhiyan Lin	254,472	254,472
	$6,254,178	$6,254,178

The Company’s registered capital, which was fully paid as determined by the generally accepted accounting standards in the PRC as of June 30, 2012 and December 31, 2011 was RMB80,000,000, or $10,181,138, of which RMB56,000,000, or $6,909,401 was owned by Fujian Yihai, and RMB24,000,000, or $3,271,737 was owned by Zhiyan Lin. The shortfall in paid-in capital in these financial statements is caused by the fact that a number of fully depreciated fishing vessels contributed by registered equity owners to the Company were recorded at contributing equity owners’ historical cost of $nil; whereas they were re-measured at fair value in accordance with the PRC’s regulations when calculating paid-in capital towards the registered capital.

Fujian Yihai is owned by Longjie Zhuo, sibling of Xinrong Zhuo, and Lifei Zeng, sister-in-law of Xinrong Zhuo; Zhiyan Lin is father-in-law of Xinrong Zhuo. Pursuant to a Family Agreement entered into amongst Xinrong Zhuo and his certain family members (“Family Members”), including Longjie Zhuo, Lifei Zeng and Zhiyan Lin, on November 23, 2004, each of the Family Members delegates voting rights derived from his/her direct or indirect equity interest in the Company, and the right to dispose of his/her direct or indirect equity interest in the Company to a non-Family Member party, to Xinrong Zhuo. The Family Agreement further authorizes Xinrong Zhuo to be responsible for the Company’s day-to-day operations and financial management. Xinrong Zhuo also entered into trust agreements with predecessor non-Family Member equity owners of Fuzhou Haifeng Dafu Ocean Fishing Co., Ltd. (“Haifeng Dafu”), an affiliate company previously had a minority interest in the Company, and Fujian Yihai (“Family Trust Owners”). Pursuant to these trust agreements, Family Trust Owners held their respective interest in Haifeng Dafu and Fujian Yihai on Xinrong Zhuo’s behalf. As of December 31, 2011, all of these trust agreements were cancelled as all of the Company’s direct and indirect equity interests have been consolidated to Family Members. Accordingly, Xinrong Zhuo and his Family Members are the ultimate beneficial owners of the Company, and Xinrong Zhuo is regarded as the controlling person of the Company.

F-130

(b) Statutory reserve

The Company is required to make appropriations of retained earnings set at certain percentages of after-tax profits determined in accordance with the PRC accounting rules and regulations (“PRC GAAP”). The general reserve fund requires annual appropriations of 10% of after-tax profit as determined under PRC GAAP at each year-end and after setting off against any accumulated losses from prior years until such fund has reached 50% of the registered capital.

Appropriation to the statutory reserve must be made before distribution of dividends to owners. This statutory reserve is not distributable in the form of cash dividends.

(c) Distribution of earnings

The earnings reflected in these financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company, being the distributable amounts permitted by the PRC Company Law.

NOTE 12 - RELATED PARTY TRANSACTIONS AND BALANCES

Except for deposit for an asset interest acquisition and investment in a proposed Indonesia joint-venture as disclosed in Note 6, and guarantees and collaterals provided by related parties for the Company’s term loans as disclosed in Note 9, other related party transactions and balances as of June 30, 2012 and December 31, 2011, and for the six month periods ended June 30, 2012 and 2011 were as follows:

(a) Name and relationship of related parties

Related party	Relationship

Panxing Zhuo	Father of Xinrong Zhuo, a Family Member (see Note 11(a))
Honghong Zhuo	Daughter of Xinrong Zhuo
Qing Lin	Brother-in-law of Xinrong Zhuo, a Family Member
Longfei Zhuo	Cousin of Xinrong Zhuo, a Family Member
Cheng Chen	Cousin of Xinrong Zhuo, a Family Member
Xiaoqin Xu	An employee of an affiliate company
Xiaomei Yang	An employee of the Company and niece of Xinrong Zhuo
Fujian Yihai Investment Co., Ltd. (“Fujian Yihai”)	An affiliate company majority owned by Longjie Zhuo, sibling of Xinrong Zhuo
Fuzhou Haifeng Dafu Ocean Fishing Co., Ltd. (“Haifeng Dafu”)	An affiliate company owned by Longfei Zhuo and Honghong Zhuo
Fujian Lutong Highway Engineering Construction Co., Ltd. (“Lutong Highway”)	An affiliate company majority owned by Xiaojie Wu, brother-in-law of Xinrong Zhuo
Fujian Haiyi International Shipping Agency Co., Ltd. (“Haiyi International”)	An affiliate company to which the Company acted as a trustee equity owner. Haiyi International is ultimately majority owned and controlled by Sunqiang Zhou, brother-in-law of Xinrong Zhuo and a Family Member (see Note 12(e)(1))
Fujian Xinnong Ocean Fisheries Development Co., Ltd. (“Xinnong”)	An affiliate company to which the Company acted as a trustee equity owner. Xinnong is ultimately owned and controlled by Xiaojie Wu (see Note 12(e)(2))
Fuzhou Haoyouli Fisheries Development Co., Ltd. (“Haoyouli”)	An affiliate company to which the Company acted as trustee equity owner. Haoyouli is ultimately owned and controlled by Sunqiang Zhou (see Note 12(e)(3))
Fujian Honglong Ocean Fishing Company Limited (“Hong Long”)	An affiliate company majority owned and controlled by Ping Lin, spouse of Xinrong Zhuo and a Family Member
PT. Avona Mina Lestari (“Avona”)	An affiliate company controlled by Xinrong Zhuo family domiciled in Indonesia, engaged in fishing base management and fishing vessel service

F-131

PT. Dwikarya Reksa Abadi (“Kimaan”)	An affiliate company controlled by Xinrong Zhuo family domiciled in Indonesia, engaged in fishing base management and fishing vessel service
Haifeng Dafu Enterprise Company Limited	An affiliate company domiciled in the Hong Kong Special Administrative Region of the PRC (“Hong Kong”)
Hai Yi Shipping Limited	An affiliate company domiciled in the Hong Kong
Fuzhou Wanhao Real Estate Property Investment Co., Ltd.	An affiliate company majority-owned and controlled by Qing Lin
China Communication Materials Central and South Co., Ltd.	An affiliate company majority-owned by Lutong Highway
Fujian Gangjun Construction Co., Ltd.	An affiliate company ultimately controlled by Xinrong Zhuo
Fuzhou Baojie Haiyi Ocean Fishing Co., Ltd.	An affiliate company majority-owned and controlled by Xinrong Zhuo
Fujian International Trading and Transportation Co., Ltd.	An affiliate company owned by Yihai Investment and Longhao Zhuo, sibling of Xinrong Zhuo and a Family Member
Fuzhou Dongxing Longju Real Estate Co., Ltd.	An affiliate company owned by Xinrong Zhuo
Pingtan Heshun Fuel Co., Ltd.	An affiliate company under Xinrong Zhuo’s common control
Fuzhou Hairong Trading Co., Ltd.	An affiliate company under Xinrong Zhuo’s common control

(b) Transactions with related parties

	Six Months Ended June 30,
	2012	2011

Sale of frozen fish and other marine catches
Haifeng Dafu (1)	$4,580,577	$-
Cheng Chen	76,838	-
Longhua Zhuo	79,014	-
Xinnong (1)	8,961,398	-
	$13,697,827	$-

Fishing vessel rental income (2)
Hong Long	$-	$913,585

Purchase of fuel, fishing nets and other onboard consumables (3)
Avona	$1,699,747	$3,439,589
Hong Long	1,504,536	353,868
	$3,204,283	$3,793,457

Purchase of vessel maintenance service (4)
Kimaan	$877,145	$158,949
Avona	827,490	509,703
	$1,704,635	$668,652

Crewmen compensation paid on behalf of the Company
Hong Long	$63,465	$61,241

Cold storage warehouse and office rental paid by the Company (5)
Hong Long	$250,686	$241,901
Purchase of transportation service (4)
Avona	$212,437	$543,221
Haifeng Dafu Enterprise Company Limited	851,059	-
Hai Yi Shipping Limited	504,574	-
	$1,568,070	$543,221

Indonesia fleet vessel agency fee payable (6)
Avona	$104,717	$10,000

Indonesia fishing licenses paid on behalf of the Company
Avona	$238,261	$72,226

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(1)	In January 2012, the Company and Haifeng Dafu entered into a sale agreement. The Company agreed to sell to Haifeng Dafu 2,193,820 kilograms of frozen fish, for a total consideration of RMB28,870,000 ($4,580,577). Per unit selling price was determined at the prevailing market price at the time Haifeng Dafu picked the goods from the Company’s warehouse.

In January 2012, the Company and Xinnong entered into a sale agreement. The Company agreed to sell to Xinnong 4,049,630 kilograms of frozen fish, for a total consideration of RMB56,481,000 ($8,961,398). Per unit selling price was determined at the prevailing market price at the time Xinnong picked the goods from the Company’s warehouse.

(2)	On August 9, 2008, the Company and Hong Long entered into a four-year operating lease contract under which 2 fishing vessels owned by the Company were leased to Hong Long. On March 6, 2009, the Company and Hong Long entered into a 15-month operating lease contract, which was further extended for another 24 months to expire on June 5, 2012, under which 8 fishing vessels were leased to Hong Long. From March 2009 to October 2010, these 8 fishing vessels were owned by Panxing Zhuo, the Company’s predecessor registered equity owner and the Company was an agent of Panxing Zhuo with respect to the fishing vessel lease. These 8 fishing vessels were contributed to the Company as paid-in capital in November 2010 and became the Company’s own property and equipment ever since.

In accordance with the operating lease contracts, Hong Long was responsible for all of operating costs of these fishing vessels in the lease period, including necessary regulatory permits, vessel repair and maintenance. Hong Long agreed to transfer government fuel subsidy received by it in associated with the leased vessels in the lease period to the Company as consideration.

Pursuant to supplementary agreements between the Company and Hong Long, which came into effect on October 1, 2011, all these operating lease were early terminated.

(3)	Fuel, fishing nets and other consumables were sold to the Company at prevailing market prices.

(4)	Vessel maintenance and transportation services were charged to the Company at prices mutually agreed by the related parties and the Company.

(5)	The Company sub-leased office area and cold storage warehouse cells from Hong Long. Pursuant to an Office Space Rental and Staff Dispatch Agreement entered into on January 1, 2010 with a three-year term, annual lease and facilities expenses are RMB1,000,000. Cold storage warehouse cell sub-lease contracts were entered into simultaneously with Hong Long’s lease contracts with the third party lessor, which are renewed every 12-to-16 months.

(6)	Pursuant to Fishing Vessel Administrative Agency Agreement dated December 28, 2009, followed by a Fishery Cooperative Agreement dated July 1, 2011 with a two-year term, entered into between the Company and Avona, the Company is payable to Avona an annual agency fee, calculated at mutually agreed amount of $10,000 and $20,000, for the period from January 1, 2010 to June 30, 2011, and for the period from July 1, 2011 to July 1, 2013, respectively, for each of the Company’s fishing vessels Avona acts as an agent.
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(c) Notes receivable

Notes receivable representing bankers’ acceptance notes issued by related party buyers to related party sellers, which subsequently transferred to the Company. Bankers’ acceptance notes are interest-free, with a maturity of six months and their payments are guaranteed by respective banks. As of June 30, 2012 notes receivable consisted of three bankers’ acceptance notes issued by Hong Long totaling $11,095,437, due December 25, 2012.

As of June 30, 2012, all of the Company’s bankers’ acceptance notes were used as collateral to secure short-term loans. See Note 9.

(d) Accounts receivable from related parties

As of June 30, 2012 and December 31, 2011, related party accounts receivable derived from sale of frozen fish were:

	June 30, 2012	December 31, 2011

Haifeng Dafu	$3,944,111	$4,383,581
Cheng Chen	71,981	167,113
	$4,016,092	$4,550,694

Haifeng Dafu settled its debt by repaying the Company $298,468 in cash on July 31, 2012 and delivering a banker’s acceptance to the Company with an amount of $3,645,643 on July 2, 2012.

(e) Due from related parties

As of June 30, 2012 and December 31, 2011, due from related parties were:

	June 30, 2012	December 31, 2011

Panxing Zhuo	$16,088,134	$7,090,792
Yihai Investment	15,859,954	4,570,082
Xiaomei Yang	10,480,580	5,346,000
Haoyouli	7,204,108	55,044
China Communication Materials Central and South Co., Ltd.	6,895,021	6,841,236
Qing Lin	5,880,562	4,678,292
Haifeng Dafu	3,471,287	31,454
Lutong Highway	2,161,074	2,708,343
Fuzhou Wanhao Real Estate Property Investment Co., Ltd.	2,567,801	2,547,771
Fujian Gangjun Construction Co., Ltd.	1,827,418	1,828,890
Honghong Zhuo	1,642,125	1,629,315
Longfei Zhuo	798,871	1,516,081
Fuzhou Baojie Haiyi Ocean Fishing Co., Ltd.	628,479	623,576
Haiyi International	243,106	241,209
Trust equity investment in Haoyouli (1)	4,064,100	4,032,398
Trust equity investment in Xinnong (2)	599,154	594,480
Trust equity investment in Haiyi International (3)	404,191	401,038
	$80,815,965	$44,736,001

Due from related parties represented loans to related parties. These balances are not collateralized, carry no interest, and do not have specific repayment terms.

(1)	Amount represents due from Haoyouli. In accordance with a Trust Agreement between the Company and the equity owner of Haoyouli (“Haoyouli Beneficiary”), the Company was entrusted to be a standing equity owner of Haoyouli on behalf of Haoyouli Beneficiary. The term of the Trust Agreement expires upon the date when the Haoyouli Beneficiary requests the Company to return the entrusted interests. During the term of the Trust Agreement, the Haoyouli Beneficiary has 100% voting rights and controls over all aspects of Haoyouli’s day-to-day operations. As a result, the amount is accounted for as a loan to Haoyouli.

F-134

(2)	Amount represents due from Xinnong. In accordance with a Trust Agreement between the Company and the equity owner of Xinnong (“Xinnong Beneficiary”), the Company was entrusted to be a standing equity owner of Xinnong on behalf of Xinnong Beneficiary. The term of the Trust Agreement expires upon the date when the Xinnong Beneficiary requests the Company to return the entrusted interests. During the term of the Trust Agreement, the Xinnong Beneficiary has 100% voting rights and controls over all aspects of Xinnong’s day-to-day operations. As a result, the amount is accounted for as a loan to Xinnong.

(3)	Amount represents due from Haiyi International. In accordance with a Trust Agreement between the Company and the equity owners of Haiyi International (“Haiyi International Beneficiaries”), the Company was entrusted to be a standing equity owner of Haiyi International on behalf of Haiyi International Beneficiaries. The term of the Trust Agreement expires upon the date when the Haiyi International Beneficiaries request the Company to return the entrusted interests. During the term of the Trust Agreement, the Haiyi International Beneficiaries have 100% voting rights and control over all aspects of Haiyi International’s day-to-day operations. As a result, the amount is accounted for as a loan to Haiyi International.

(f) Accounts payable to related parties

As of June 30, 2012 and December 31, 2011, accounts payable to related parties were as follows:

	June 30, 2012	December 31, 2011

Hong Long	$3,714,346	$902,441
Avona	728,926	1,229,709
Kimaan	-	407,066
Hai Yi Shipping Limited	-	143,076
Haifeng Dafu	212,034	-
	$4,655,306	$2,682,292

Accounts payable to related parties are not collateralized, carry no interest, and do not have specific repayment terms.

(g) Due to related parties

As of June 30, 2012 and December 31, 2011, due to related parties, representing loans provided by related parties, were as follows:

	June 30, 2012	December 31, 2011

Fujian International Trading and Transportation Co., Ltd.	$6,702,278	$7,001,651
Fuzhou Dongxing Longju Real Estate Co., Ltd.	5,278,258	5,661,713
Pingtan Heshun Fuel Co., Ltd.	760,830
Fuzhou Hairong Trading Co., Ltd.	792,531
Hong Long	297,484	4,482,954
Qing Lin	5,817,179	4,985,452
Xiaoqin Xu	1,640,540	1,627,742
Cheng Chen	2,567,801	157,270
Xinrong Zhuo	134,730	133,677
Xinnong	18,228,217	-
Longfei Zhuo	8,471	-
	$42,228,319	$24,050,459

Due to related parties are not collateralized, carry no interest, and do not have specific repayment terms.

F-135

NOTE 13- CONCENTRATION DISCLOSURE

(a) Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and equivalents, term loan principal receivables, short-term investment, notes receivable, accounts receivable, other receivables, and due from related parties. As of June 30, 2012 and December 31, 2011, all of the Company’s cash and equivalents and short-term investment were held by financial institutions located in the PRC, which the Company believes are of high credit quality. The Company’s notes receivable are guaranteed by independent financial institutions for their repayment. With respect to accounts receivable and other receivables, the Company extends credit based on an evaluation of the customer or debtor’s financial condition. The Company generally does not require collateral for trade receivables and maintains an allowance for doubtful accounts. The Company’s other receivables are subject to credit risk that such receivables will not result in payment on time. The Company monitors the credit worthiness of debtors by reviewing their financial position and results of operations and their relationship with the through common shareholders if the debtors are related parties.

 (b) Major customers

Customers accounted for 10% or more of the Company’s revenue were as follows:

	For the Six Months Ended June 30,
	2012	2011

Xinnong	35%	-%
Haifeng Dafu	18%	-%
Customer A	13%	17%
Customer B	2%	12%
Total	68%	29%

Accounts receivable balances from these customers’ as percentages of overall accounts receivable from third parties and related parties as of June 30, 2012 and December 31, 2011 were as follows:

	June 30, 2012	December 31, 2011

Xinnong	50%	-%
Haifeng Dafu	22%	80%
Customer A	2%	-%
Customer B	-%	-%
Total	74%	80%

(c) Major suppliers

Suppliers accounted for 10% or more of the Company’s total purchases were as follows:

	For the Six Months Ended June 30,
	2012	2011

Avona	20%	88%
Supplier A	55%	-%
Hong Long	10%	8%
	85%	96%

F-136

NOTE 14–CommitmentS AND CONTINGENCIES

(a) Operating lease commitments

The total future minimum lease payments under non-cancellable operating leases with respect to cold storage warehouse and office from Hong Long (see Note 12(b)(5)) as of June 30, 2012 were as follows:

Twelve Month Periods Ending June 30,
2013	$249,077
2014	27,739
Thereafter	-
$276,816

(b) Capital commitments

As of June 30, 2012 and December 31, 2011, the Company had capital commitments amounting to $8,717,843 and $3,897,146, respectively, outstanding related to the construction of fishing vessels.

(c) Guarantees and collaterals provided to related parties

In May, 2012, the Company and Hong Long jointly entered into a pledge contract with Fuzhou Rural-Commercial Bank Jianxin Branch. Pursuant to the terms of the pledge contract, the Company put certain fishing vessels with carrying amount of approximately $1,500,000, as collateral to jointly secure Haoyouli’s short-term loan from the financial institution in amount of approximately $3,800,000, which is due May 27, 2013. In addition to the collateral provided to Haoyouli, the Company also guaranteed the repayment of the $3,800,000 short-term loan.

As of the issuance date of these financial statements, the Company did not receive any demand from the lender that collateralized properties are intended to be disposed of or to make any payments under the guarantee.

In February 2012, the Company provided a guarantee to Haoyouli for its short-term loan from Bank of Communications Co., Ltd., Fujian Provincial Branch in amount of approximately $3,900,000. The guaranteed short-term loan is due February 22, 2013.

In April 2012, the Company provided certain guarantees to Hong Long for its short-term loans from China Industrial International Trust Limited in amount of approximately $7,900,000. These guaranteed short-term loans are due October 5, 2012.

As of the issuance date of these financial statements, the Company was not required to make any payments under these guarantee agreements.

(d) Contingencies

From time to time, the Company is involved in legal matters arising in the ordinary course of business. Management currently is not aware of any legal matters or pending litigation which would have a significant effect on the Company’s financial statements.

F-137

NOTE 15- SUBSEQUENT EVENTS

(a) Short-term loans

As of the issuance date of these financial statements, the Company had following outstanding term loans incurred subsequent to June 30, 2012:

Short-term loan from ICBC Dongjiekou, principal amount RMB21,500,000 in total, due January 17, 2013, fixed interest rate 6.1600% per annum, collateralized by account receivable from a related party Haifeng Dafu. Haifeng Dafu has early repaid account receivable amount in full prior to June 30, 2012.	$3,394,219

Short-term loan from Minsheng Fuzhou, principal amount RMB23,000,000, due January 2, 2013, fixed interest rate 5.5686% per annum, collateralized by a banker’s acceptance with carrying amount of $3,631,025	3,631,025

Short-term loans from ICBC Dongjiekou, principal amount US$4,838,914, due in installments through December 21, 2012, fixed interests rates from 1.6788% to 2.6480% per annum	4,838,914

$11,864,158

(b) Guarantees provided to a related party

In September 2012, the Company provided certain guarantees to Hong Long’s short-term loans from China CITIC Bank Corporation Limited and Hua Xia Bank Co., Limited in amount of approximately $8,900,000 and $4,700,000, respectively. These short-term loans are due in installments through August 31, 2013. As of the issuance date of these financial statements, the Company was not required to make any payments under these guarantee agreements.

(c) Reorganization Plan, settlement of due from and to related parties, and Share Purchase Agreement

On October 24, 2012, China Growth Equity Investment Ltd. (“CGEI”), Heroic Treasure Limited (the “Seller”), Xinrong Zhuo, Merchant Supreme Co., Ltd. (“Merchant Supreme”), Prime Cheer Corporation Limited (“Prime Cheer”), the Company, and Hong Long entered into a Share Purchase Agreement (the “Share Purchase Agreement”).

CGEI is a Cayman Islands exempted limited company incorporated as a blank check company on January 18, 2010 with the purpose of directly or indirectly acquiring operating business that has its principal business and/or material operations located in the PRC.

Merchant Supreme is a limited liability company incorporated on June 25, 2012 in British Virgin Islands. Prime Cheer is a limited liability company incorporated on May 3, 2012 in Hong Kong. The principal activity of Merchant Supreme and Prime Cheer is to hold their interests in their subsidiaries. Prime Cheer is wholly by Merchant Supreme, and Merchant Supreme is indirectly wholly owned by Xinrong Zhuo through the Seller, a British Virgin Island company.

Pursuant to the Share Purchase Agreement, CGEI agrees to purchase all of the issued and outstanding ordinary shares of Merchant Supreme from the Sellers.

The Seller agrees to implement a Reorganization Plan including, among other things, incorporation of the Seller, Merchant Supreme and Prime Cheer which is wholly owned by Xinrong Zhuo, which has been completed prior to the execution of the Share Purchase Agreement, and incorporation of a wholly-owned subsidiary in the PRC by Prime Cheer (the “WOFE”), which has not been completed as of the issuance date of these financial statements.

On September 21, 2012, Fujian Yihai transferred all of its interest in the Company to Honghong Zhuo, daughter of Xinrong Zhuo.

In accordance with the Reorganization Plan, the WOFE will enter into with the Company and its registered equity owners a Contractual Management, an Equity Pledge Agreement, a Voting Rights Proxy Agreement and an Exclusive Purchase Option Agreement (collectively, the “Transaction Documents”):

•	Pursuant to the Contractual Management Agreement, the WOFE will have the exclusive contractual management right of the business operation of the Company in exchange for its net profit. This agreement will enable the transfer of substantial portion of economic interests from the Company to the WOFE;
•	Pursuant to the Equity Pledge Agreement, each of the Company’s registered equity owners will pledge all of its equity interests in the Company to the WOFE to guarantee the performance of contract obligations of the Company and its registered equity owners, as applicable, under the Contractual Management Agreement, Voting Rights Proxy Agreement, Exclusive Purchase Option Agreement, and Equity Pledge Agreement;
•	Pursuant to the Voting Rights Proxy Agreement, each of the Company’s registered equity owners will grant to the WOFE and the designee(s) of the WOFE, the power to exercise all voting rights of such equity owner, including but not limited to the power to determine the sale or transfer of all or part of such equity owner’s equity interests in, and appoint and elect the directors and senior officers of the Company;
•	Pursuant to the Exclusive Purchase Option Agreement, each of the registered equity owners of the Company will irrevocably and unconditionally grant the WOFE or its designee(s) an exclusive option to purchase, at any time if and when permitted under PRC laws, all or any portion of the equity interests in the Company for the lowest price permissible under PRC laws.

The consummation of the Share Purchase Agreement is subject to the satisfaction of various conditions, including, among other things, the completion of the Reorganization Plan and execution and delivery of Transaction Documents. Furthermore, Xinrong Zhuo shall have arranged the repayments of 70% of the net amount resulting from “Due from Related Parties” offset against “Due to Related Parties” as of September 30, 2012, and Xinrong Zhuo shall agree in writing to arrange the repayment of the remaining 30% of such amount on or prior to the first anniversary of the consummation of the Share Purchase Agreement.

The Share Purchase Agreement is subject to the approval by the shareholders of CGEI and Merchant Supreme.

F-138

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

China Growth Equity Investment, Ltd.

Beijing, PRC

We have audited the accompanying balance sheets of China Growth Equity Investment, Ltd. (a development stage company) as of December 31, 2011 and 2010, and the related statements of operations, shareholders’ equity, and cash flows for the year ended December 31, 2011 and the periods from January 18, 2010 (inception) to December 31, 2010 and 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the year ended December 31, 2011 and the periods from January 18, 2010 (inception) to December 31, 2010 and 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Crowe Horwath LLP

New York, New York

March 30, 2012

F-139

CHINA GROWTH EQUITY INVESTMENT LTD.

(A Development Stage Company)

Balance Sheets

	December 31, 2011	December 31, 2010

ASSETS
Current assets:
Cash	$134,028	$167,374
Investments held in trust at amortized cost	50,255,577	-
Advances to Affiliate	382,830
Prepaid expenses	100,844	1,098
Deferred offering costs	-	110,392

Total assets	$50,873,279	$278,864
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$11,500	$64,906
Deferred underwriter’s fee	2,250,000	-
Shareholder loan	-	192,261
Due to shareholders	206	206
Total liabilities	2,261,706	257,373

Maximum ordinary shares, subject to possible redemption 4,339,460 and 0 shares stated at conversion value, respectively	43,611,572	-

Shareholders’ equity:
Ordinary shares, $.001 par value Authorized 60,000,000 shares; 6,250,000 and 1,955,000 shares issued and outstanding respectively	1,909	1,955
Additional paid-in capital	5,333,060	42,945
Deficit accumulated during the development stage	(334,968)	(23,409)
Total shareholders’ equity	5,000,001	21,491
Total liabilities and shareholders’ equity	$50,873,279	$278,864

See accompanying notes to financial statements

F-140

CHINA GROWTH EQUITY INVESTMENT LTD.

(A Development Stage Company)

Statements of Operations

	For the year ended December 31, 2011	For the period from January 18, 2010 (Inception) to December 31, 2010	For the period from January 18, 2010 (Inception) to December 31, 2011

Formation and operating costs	$(310,075)	$(11,248)	$(321,323)
Interest income	5,577	-	5,577
Interest expense	(7,739)	(12,161)	(19,900)
Other income	678	-	678
Net loss	$(311,559)	$(23,409)	$(334,968)
Weighted average shares outstanding	4,426,677	1,955,000
Basic and diluted net loss per share	$(0.07)	$(0.01)

See accompanying notes to financial statements

F-141

CHINA GROWTH EQUITY INVESTMENT LTD.

(A Development Stage Company)

Statement of Shareholders’ Equity

For the Period January 18, 2010 (Inception) to December 31, 2011

				Deficit
				Accumulated
				During the
	Ordinary Shares		Additional	Development	Shareholders’
	Shares	Amount	Paid-in Capital	Stage	Equity
Ordinary shares issued at inception	1,955,000	$1,955	$23,045	$—	$25,000
Interest on shareholder loan	—	—	19,900	—	19,900
Net loss	—	—	—	(23,409)	(23,409)
Balance at December 31, 2010	1,955,000	1,955	42,945	(23,409)	21,491

Forfeiture of Initial Shareholders’ shares	(517,500)	(518)	518	—	—
Proceeds from initial public offering net of offering costs and underwriter discounts of $4,073,359	5,000,000	5,000	45,921,641	—	45,926,641
Proceeds from sale of warrants in private placement	—	—	2,975,000	—	2,975,000
Proceeds subject to maximum conversion of 4,367,578 shares	—	(4,368)	(43,889,791)	—	(43,894,159)
Decrease of 28,118 shares subject to possible conversion at December 31, 2011	—	28	282,559	—	282,587
Forfeiture of 187,500 Initial Shareholders’ shares due to expiration of underwriters’ over-allotment option	(187,500)	(188)	188	—	—
Net loss	—	—	—	(311,559)	(311,559)
Balance at December 31, 2011	6,250,000	$1,909	$5,333,060	$(334,968)	$5,000,001

See accompanying notes to financial statements

F-142

CHINA GROWTH EQUITY INVESTMENT LTD.

(A Development Stage Company)

Statements of Cash Flows

	For the year ended December 31, 2011	For the period from January 18, 2010 (Inception) to December 31, 2010	For the period from January 18, 2010 (Inception) to December 31, 2011

Cash flows from operating activities
Net loss	$(311,559)	$(23,409)	$(334,968)
Adjustment to reconcile net loss to net cash used in operating activities
Interest expense on shareholder loan	7,739	12,161	19,900
Foreign exchange gain	(632)	-	(632)
Changes in operating assets and liabilities
Advance to affiliate	(382,198)	-	(382,198)
Prepaid expenses	(99,746)	(1,098)	(100,844)
Accrued expenses	6,141	5,359	11,500
Due to shareholders	-	206	206
Net cash used in operating activities	(780,255)	(6,781)	(787,036)

Cash flows from investing activities
Interest reinvested in the trust account	(5,577)	-	(5,577)
Funds placed in trust account from the initial public offering	(50,250,000)	-	(50,250,000)
Net cash used in investing activities	(50,255,577)	-	(50,255,577)

Cash flows from financing activities
Proceeds from sale of ordinary shares to founding Shareholders	-	25,000	25,000
Proceeds from initial public offering	50,000,000	-	50,000,000
Proceeds from private placement of insider warrants	2,975,000	-	2,975,000
Payment of underwriters fees and offering costs	(1,772,514)	(50,845)	(1,823,359)
Proceeds from shareholder loan	-	200,000	200,000
Repayment of shareholder loan	(200,000)	-	(200,000)
Net cash provided by financing activities	51,002,486	174,155	51,176,641
Net (decrease) increase in cash	(33,346)	167,374	134,028
Cash at beginning of period	167,374	-	-
Cash at end of period	$134,028	$167,374	$134,028

Supplemental disclosure of non-cash financing activities
Deferred underwriters' commission included in proceeds from IPO	$2,250,000	$-	$2,250,000
Accrued offering costs included in proceeds from initial public offering	$-	$59,547	$-

See accompanying notes to financial statements

F-143

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization and Plan of Business Operations

China Growth Equity Investment Ltd. (the “Company”) is a Cayman Islands limited life exempted company organized as a blank check company for the purpose of acquiring, through a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or similar business combination, an operating business, or control of an operating business through contractual arrangements, that has its principal business and/or material operations located in the People’s Republic of China.

The registration statement for the Company’s initial public offering (the “Offering”) was declared effective May 26, 2011. The Company consummated the Offering on June 2, 2011 and received net proceeds of $51,151,641, which included $2,250,000 in deferred underwriter’s fees, and $2,975,000 from the private placement sale of Insider Warrants (Note 3). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business that has its principal business and/or material operations located in the People’s Republic of China (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, management has agreed that at least $10.05 per unit sold in the Offering will be held in a trust account (“Trust Account”) and invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses and other entities it engages execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. In order to protect the amounts held in the Trust Account, the Company’s officers and directors have agreed to indemnify the Company for claims of creditors, vendors, service providers and target businesses who have not executed a valid and binding waiver of their right to seek payment of amounts due to them out of the Trust Account. The only obligations not covered by such indemnity are with respect to claims of creditors, vendors, service providers and target businesses that have executed a valid and binding waiver of their right to seek payment of amounts due to them out of the Trust Account. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest income earned on the Trust Account may be released to the Company to fund working capital and to pay the Company’s tax obligations.

F-144

The Company will provide shareholders with the opportunity to redeem their ordinary shares for cash equal to a pro rata share of the aggregate amount then on deposit in the Trust Account, less franchise and income taxes payable, upon the consummation of the initial business combination, subject to the limitations described herein. The initial shareholders have agreed to waive their redemption rights with respect to their founder shares and any ordinary shares they may hold in connection with the consummation of a business combination. The founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Unlike many other blank check companies that hold shareholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of ordinary shares for cash upon consummation of such initial business combinations even when a vote is not required by law, the Company intends to consummate the initial business combination and conduct the redemptions without a shareholder vote pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and file tender offer documents with the SEC. The tender offer documents will contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies. In the event the Company conducts redemptions pursuant to the tender offer rules, the Company’s offer to redeem shares shall remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act. If, however, a shareholder vote is required by law, or the company decides to hold a shareholder vote for business or other legal reasons, the company will, like other blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval, it will consummate a business combination only if a majority of the outstanding ordinary shares voted are voted in favor of the business combination. In such case, the initial shareholders have agreed to vote their founder shares in accordance with the majority of the votes cast by the holders of ordinary shares and to vote any ordinary shares purchased during or after this offering in favor of the initial business combination.

The Company’s Memorandum and Articles of Association provides that the Company will continue in existence only until 21 months from the consummation of the Offering.

Note 2 — Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

F-145

Geographical Risk

The Company’s operations, if a Business Combination is consummated outside the United States, will be subject to local government regulations and to the uncertainties of the economic and political conditions of those areas.

Fair Value

The Company measures fair value in accordance with generally accepted accounting principles. Fair value measurements are applied under other accounting pronouncements that require or permit fair value measurements. Financial instruments included in the Company’s balance sheets consist of cash and cash equivalents, investments held in trust, advances to affiliate, accrued expenses, and due to related parties. The carrying amounts of these instruments reasonably approximate their fair values due to their short-term maturities.

Investments Held in Trust

Investment securities consist of United States Treasury securities. The Company classifies its securities as held-to-maturity in accordance with Accounting Standards Codification (“ASC”) 320 “Investments - Debt and Equity Securities.”  Held-to-maturity securities are those securities that the Company has the ability and intent to hold until maturity.  Held-to-maturity treasury securities are recorded at amortized cost and adjusted for the amortization or accretion of premiums or discounts.

Premiums and discounts are amortized or accreted over the life of the related held-to-maturity security as an adjustment to yield using the effective-interest method.  Such amortization and accretion is included in the “interest income” line item in the statements of operations. Interest income is recognized when earned.

Income Taxes

The Company was incorporated as a Cayman Island exempted company and therefore the Company is not currently subject to income tax. Upon consummation of an acquisition as contemplated, the Company may be subject to income tax depending on the jurisdiction of the merged entity’s operations.

Redeemable Ordinary Shares

The Company accounts for redeemable ordinary shares in accordance with ASC 480-10-S99-3A “Classification and Measurement of Redeemable Securities” which provides that securities that are redeemable for cash or other assets are classified outside of permanent equity if they are redeemable at the option of the holder. In addition, if the redemption causes a liquidation event, the redeemable securities should not be classified outside of permanent equity.

F-146

Although the Company does not specify a maximum redemption threshold, its Amended and Restated Memorandum and Articles of Association provides that in no event will the Company redeem its ordinary shares in an amount that would cause its shareholders’ equity to be less than $5,000,001. The Company recognizes changes in the redemption value immediately as they occur and adjusts the carrying value of the redeemable ordinary shares to equal its redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares shall be affected by charges against paid-in capital. Accordingly, 4,339,460 ordinary shares sold in the offering are classified outside of permanent equity at redemption value.

Basic and Diluted Loss per Share

Basic loss per share is computed by dividing net loss by the weighted-average number of ordinary shares outstanding during the period. Diluted loss per share is computed similarly to basic loss per share except that the denominator is increased to include the number of additional ordinary shares that would have been outstanding if the potential ordinary shares had been issued and if the additional ordinary shares were dilutive. For all periods presented 8,966,667 warrants to purchase ordinary shares have been excluded from the computation of potentially dilutive securities as they are antidilutive.

The 1,955,000 ordinary shares issued to the Company’s Initial Shareholders were issued for $25,000, which is considerably less than the Offering per share price; such shares have been assumed to be retroactively outstanding for the period since inception.

Note 3 — Initial Public Offering

On June 2, 2011, the Company sold 5,000,000 Units, at an Offering price of $10.00 per unit (the “Offering”), generating gross proceeds of $50,000,000. Each Unit consists of one ordinary share, $0.001 par value, of the Company and one Redeemable Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one ordinary share at an exercise price of $12.00 commencing upon the completion of a Business Combination and expiring five years from the consummation of a Business Combination. The Company may redeem the Warrants, at a price of $.01 per Warrant upon 30 days’ notice while the Warrants are exercisable, only in the event that the last sale price of the ordinary shares is at least $18.00 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

F-147

In connection with the Offering the Company granted the underwriters a 45-day option to purchase up to 750,000 additional Units solely to cover over-allotments. On July 28, 2011 the underwriters had not exercised the over-allotment option and it expired.

The total underwriting fee will be 7.0%; 2.5% was paid upon completion of the Offering and 4.5% comprised of (1) 2.25% of the gross proceeds of the Offering reduced by the aggregate redemption price of the public shares redeemed in connection with the consummation of the Company’s initial Business Combination, up to $1,125,000 will be automatically released to the underwriters upon completion of the Company’s initial Business Combination, and (2) up to 2.25% of the gross proceeds of this offering, up to a maximum of $1,125,000 payable to the underwriters at the Company’s sole discretion.

On June 2, 2011, certain of the initial share purchased an aggregate of 3,966,667 warrants (the “Insider Warrants”) from the Company in a private placement pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. The Insider Warrants were sold for a total purchase price of $2,975,000 or $0.75 per warrant. The private placement took place simultaneously with the consummation of the Offering. All of the proceeds received from this purchase were placed into the Trust Account. The Insider Warrants are identical to the Warrants in the Offering except that the Insider Warrants may be exercisable for cash or on a cashless basis, at the holder’s option, and will not be redeemable by the Company, in each case so long as such securities are held by the Insiders or their affiliates. Additionally, all Insiders have waived their rights to receive distributions upon the Company’s liquidation prior to a Business Combination with respect to the Insider Shares. Furthermore, all Insiders have agreed that the Insider Warrants will not be sold or transferred until 30 days after the Company has completed its initial Business Combination.

Note 4 — Investments Held in Trust

Substantially all of the net proceeds from the Offering are intended to be generally applied toward the Business Combination. Management agreed to place the net proceeds from the Offering into the Trust Account until the earlier of (i) the completion of a Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages execute agreements with the Company waiving any right in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements.

A total of $50,250,000, which includes $47,275,000 of the net proceeds from the Public Offering and $2,975,000 from the private placement, was placed in the Trust Account.

F-148

As of December 31, 2011, investment securities in the Company’s Trust Account consist of $50,255,577 in U.S. government treasury bills (the “T-Bills”) with a maturity of March 1, 2012 and $2,280 of cash. The carrying amount, excluding accrued interest income, gross unrealized holding gains and fair value of held-to-maturity securities at December 31, 2011 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Cash	$2,280	$—	$—	$2,280
Held-to-Maturity:
United States Treasury Securities	50,253,297	195	—	50,253,492
Total Investments Held in Trust	$50,255,577	$195	$—	$50,255,772

The Company’s T-Bills had an originally maturity date of September 1, 2011. Upon maturity, the Company recognized $2,198 in interest income and reinvested the proceeds in six-month T-Bills with a maturity date of March 1, 2012. As of December 31, 2011, the Company has recognized $3,378 of interest income related to the T-Bills with $1,703 of the unamortized discount to be recognized over the remaining life of the securities.

Note 5 — Related Party

The Company entered into an unsecured promissory note with an officer of the Company in an aggregate principal amount of $200,000. The note did not bear interest and was payable upon the completion of the Offering.  $19,900 of interest was imputed on the note at 7% and charged to additional paid-in capital.  The discount was amortized to interest expense on a monthly basis. Interest expense for the year ended December 31, 2011 and the periods from January 18, 2010 (inception) to December 31, 2010 and December 31, 2011 was $7,739, $12,161, and $19,900, respectively. The loan was repaid in full in June 2011 with proceeds from the Offering.

The Company has agreed to pay Chum Capital Group Limited (“Chum”) a total of $10,000 per month for office space, utilities, secretarial and general and administrative services for a period commencing June 2, 2011 and ending on the earlier of the consummation by the Company of an initial Business Combination or the Company’s liquidation. Chum Capital Group Limited is an affiliate of Xuesong Song, Jin Shi and Michael W. Zhang, the Company’s executives. Total expenses related to office space, utilities, secretarial and general and administrative services for the nine months ended December 31, 2011 was $70,000.

On October 15, 2011, the Company’s Board of Directors authorized it to advance $390,000 to Chum in order to reduce potential losses incurred by Chinese currency appreciation against the U.S. dollar. The advance will be used to fund the operating expenses of the Company. During the year ended December 31, 2011 the Company advanced Chum a total of $382,198 and recognized a foreign exchange gain of $632 on the advance. As of December 31, 2011 the Company has a receivable of $382,830 from Chum.

F-149

Note 6 — Fair Value Measurements

The Company defines fair value as the amount at which an asset (or liability) could be bought (or incurred) or sold (or settled) in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value estimates presented in the table below are based on information available to the Company as of December 31, 2011.

The accounting standard regarding fair value measurements discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The standard utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

·	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

·	Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

·	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company has no assets or liabilities carried at fair value on a recurring basis or assets carried at fair value on a non-recurring basis as of December 31, 2011.

As of December 31, 2011, $50,253,492 of the Company’s investment held in trust was invested exclusively in obligations of the U.S. government issued or guaranteed by the U.S. Treasury with the remaining amount held in cash. The Company accounts for these investments as held-to-maturity securities, which are recorded on the balance sheet at amortized cost and classified as either short term or long term based on the contractual maturity. The fair values of the Company’s investments U.S. Treasury bills are determined through observable quoted active markets and the fair value approximates carrying value due to the short term nature. As of December 31, 2011 there were no unrealized gains or losses on investments held in trust and the securities mature in March 2012.

Note 7 — Deferred Offering Costs

Deferred offering costs consist principally of legal and underwriting fees incurred through the balance sheet date that are directly related to the Offering and were charged to shareholders’ equity upon receipt of the capital raised.

F-150

Note 8 — Shareholder’s Equity

Preferred Shares

The Company is authorized to issue up to 5,000,000 preferred shares, par value $0.001 per share. As of December 31, 2011 no preferred shares were issued or outstanding.

Ordinary Shares

The Company is authorized to issue up to 60,000,000 ordinary shares, par value $0.001 per share. The holders of the ordinary shares are entitled to one vote for each ordinary share.

As of December 31, 2010, 1,955,000 ordinary shares were issued and outstanding, of which 225,000 ordinary shares were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full.

In March and May 2011, the Company’s initial shareholders forfeited, and the Company cancelled, 517,500 ordinary shares.

On July 28, 2011, the Company’s initial shareholders forfeited, and the Company cancelled, 187,500 shares in connection with the expiration of the underwriters’ over-allotment option.

As of December 31, 2011, 6,250,000 ordinary shares were issued and outstanding. An additional 367,647 founder shares are subject to forfeiture by the Company’s initial shareholders to the extent that certain share price targets are not achieved for any 20 trading days within at least one 30-trading day period within 36 months following the closing of the Company's initial business combination.

As of December 31, 2011, there were 8,966,667 ordinary shares reserved for issuance upon exercise of the Company’s outstanding warrants.

F-151

Note 9 — Commitments

The holders of the Company’s initial shares issued and outstanding as well as the holders of the Insider Warrants (and underlying securities), will be entitled to registration rights. The holders of the majority of these securities are entitled to make up to two demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of the Company’s initial Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the founder shares, upon the earlier of (1) one year after the completion of the Company’s initial business combination and (2) the date on which the Company consummates a liquidation, merger, share exchange or other similar transaction after its initial Business Combination that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) in the case of the insider warrants and the respective ordinary shares underlying such warrants, 30 days after the completion of the Company’s initial Business Combination. Notwithstanding the foregoing, in the event the sales price of the Company’s shares reaches or exceeds $12.00 for any 20 trading days within any 30-trading day period during such one year period, 50% of the founder shares shall be released from the lock-up and, if the sales price of the Company’s shares reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during such one year period, the remaining 50% of the founder shares shall be released from the lock-up. In addition, the initial shareholders have agreed not to, subject to certain limited exceptions, transfer, assign or sell any of the insider warrants (including the ordinary shares issuable upon exercise of the insider warrants) until 30 days after the completion of the Company’s initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

F-152

CHINA GROWTH EQUITY INVESTMENT LTD.

(A Development Stage Company)

Condensed Balance Sheets

	June
	30, 2012	December
	(Unaudited)	31, 2011

ASSETS
Current assets:
Cash	$12,476	$134,028
Investments held in trust at amortized cost	50,263,824	50,255,577
Advances to Affiliate	230,498	382,830
Prepaid expenses	73,750	100,844

Total assets	$50,580,548	$50,873,279
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$28,597	$11,500
Deferred underwriter’s fee	2,250,000	2,250,000
Due to shareholders	206	206

Total liabilities	2,278,803	2,261,706

Maximum ordinary shares, subject to possible redemption 4,308,631 and 4,339,460 shares stated at conversion value, respectively	43,301,744	43,611,572

Shareholders’ equity:
Ordinary shares, $.001 par value Authorized 60,000,000 shares; 6,250,000 and 6,250,000 shares issued and outstanding respectively	1,940	1,909
Additional paid-in capital	5,642,857	5,333,060
Deficit accumulated during the development stage	(644,796)	(334,968)
Total shareholders’ equity	5,000,001	5,000,001
Total liabilities and shareholders’ equity	$50,580,548	$50,873,279

The accompanying notes are an integral part of these unaudited condensed financial statements

F-153

CHINA GROWTH EQUITY INVESTMENT LTD.

(A Development Stage Company)

Condensed Statements of Operations

(unaudited)

					For the
					period
					from
					January 18,
		For the		For the six	2010
	For the three	three		months	(Inception)
	months	months	For the six	ended	to
	ended June 30,	ended June	months ended	June 30,	June 30,
	2012	30, 2011	June 30, 2012	2011	2012

Formation and operating costs	$(186,669)	$(76,315)	$(317,351)	$(84,946)	$(638,674)
Interest income	4,888	-	8,248	-	13,825
Interest expense	-	(4,421)	-	(7,738)	(19,900)
Foreign exchange and other expense	(1,154)	-	(725)	-	(47)
Net loss	$(182,935)	$(80,736)	$(309,828)	$(92,684)	$(644,796)

Weighted average shares outstanding	6,250,000	3,204,670	6,250,000	2,548,444
Basic and diluted net loss per share	$(0.03)	$(0.03)	$(0.03)	$(0.04)

 The accompanying notes are an integral part of these unaudited condensed financial statements

F-154

CHINA GROWTH EQUITY INVESTMENT LTD.

(A Development Stage Company)

Condensed Statement of Shareholders’ Equity

For the Period January 18, 2010 (Inception) to June 30, 2012

(unaudited)

				Deficit
				Accumulated
				During the
	Ordinary Shares		Additional	Development	Shareholders’
	Shares	Amount	Paid-in Capital	Stage	Equity
Ordinary shares issued at inception	1,955,000	$1,955	$23,045	$-	$25,000
Interest on shareholder loan	-	-	19,900	-	19,900
Net loss	-	-	-	(23,409)	(23,409)
Balance at December 31, 2010	1,955,000	1,955	42,945	(23,409)	21,491

Forfeiture of Initial Shareholders’ shares	(517,500)	(518)	518	-	-
Proceeds from initial public offering net of offering costs and underwriter discounts of $4,073,359	5,000,000	5,000	45,921,641	-	45,926,641
Proceeds from sale of warrants in private placement	-	-	2,975,000	-	2,975,000
Proceeds subject to maximum conversion of 4,367,578 shares	-	(4,368)	(43,889,791)	-	(43,894,159)
Decrease of 28,118 shares subject to possible conversion at December 31, 2011	-	28	282,559	-	282,587
Forfeiture of 187,500 Initial Shareholders’ shares due to expiration of underwriters’ over-allotment option	(187,500)	(188)	188	-	-
Net loss	-	-	-	(311,559)	(311,559)
Balance at December 31, 2011	6,250,000	1,909	5,333,060	(334,968)	5,000,001

Decrease of 30,829 shares subject to possible conversion at June 30, 2012	-	31	309,797	-	309,828
Net loss	-	-	-	(309,828)	(309,828)
Balance at June 30, 2012	6,250,000	$1,940	$5,642,857	$(644,796)	$5,000,001

The accompanying notes are an integral part of these unaudited condensed financial statements

F-155

CHINA GROWTH EQUITY INVESTMENT LTD.

(A Development Stage Company)

Condensed Statement of Cash Flows

(unaudited)

			For the period
			from January
	For the six	For the six	18, 2010
	months ended	months ended	(Inception) to
	June 30,	June 30,	June 30,
	2012	2011	2012

Cash flows from operating activities
Net loss	$(309,828)	$(92,684)	$(644,796)
Adjustment to reconcile net loss to net cash used in operating activities
Interest expense on shareholder loan	-	7,739	19,900
Foreign exchange loss	736	-	105
Discount amortization	(1,463)		(1,463)
Changes in operating assets and liabilities
Advance to affiliate	151,596	-	(230,602)
Deferred offering costs	-	-	-
Prepaid expenses	27,094	1,098	(73,750)
Accrued expenses	17,097	13,022	28,597
Due to shareholders	-	-	206
Net cash used in operating activities	(114,768)	(70,825)	(901,803)

Cash flows from investing activities
Interest reinvested in the trust account	(6,784)	-	(12,362)
Funds placed in trust account from the initial public offering	-	(50,250,000)	(50,250,000)
Net cash used in investing activities	(6,784)	(50,250,000)	(50,262,362)

Cash flows from financing activities
Proceeds from sale of ordinary shares to founding Shareholders	-	-	25,000
Proceeds from initial public offering	-	50,000,000	50,000,000
Proceeds from private placement of insider warrants	-	2,975,000	2,975,000
Payment of underwriters fees and offering costs	-	(1,650,494)	(1,823,359)
Proceeds from shareholder loan	-	-	200,000
Repayment of shareholder loan	-	(200,000)	(200,000)
Net cash provided by financing activities	-	51,124,506	51,176,641
Net (decrease) increase in cash	(121,552)	803,681	12,476
Cash at beginning of period	134,028	167,374	-
Cash at end of period	$12,476	$971,055	$12,476

Supplemental disclosure of non-cash financing activities
Deferred underwriters' commission included in proceeds from IPO	$-	$2,250,000	$2,250,000
Accrued offering costs included in proceeds from initial public offering		$74,054

The accompanying notes are an integral part of these unaudited condensed financial statements

F-156

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization and Plan of Business Operations

China Growth Equity Investment Ltd. (the “Company”) is a Cayman Islands limited life exempted company organized as a blank check company for the purpose of acquiring, through a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or similar business combination, an operating business, or control of an operating business through contractual arrangements, that has its principal business and/or material operations located in the People’s Republic of China.

The registration statement for the Company’s initial public offering (the “Offering”) was declared effective May 26, 2011. The Company consummated the Offering on June 2, 2011 and received net proceeds of $51,151,641, which included $2,250,000 in deferred underwriter’s fees, and $2,975,000 from the private placement sale of Insider Warrants (Note 3). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business that has its principal business and/or material operations located in the People’s Republic of China (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, management has agreed that at least $10.05 per unit sold in the Offering will be held in a trust account (“Trust Account”) and invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses and other entities it engages execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. In order to protect the amounts held in the Trust Account, the Company’s officers and directors have agreed to indemnify the Company for claims of creditors, vendors, service providers and target businesses who have not executed a valid and binding waiver of their right to seek payment of amounts due to them out of the Trust Account. The only obligations not covered by such indemnity are with respect to claims of creditors, vendors, service providers and target businesses that have executed a valid and binding waiver of their right to seek payment of amounts due to them out of the Trust Account. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest income earned on the Trust Account may be released to the Company to fund working capital and to pay the Company’s tax obligations.

F-157

The Company will provide shareholders with the opportunity to redeem their ordinary shares for cash equal to a pro-rata share of the aggregate amount then on deposit in the Trust Account, less franchise and income taxes payable, upon the consummation of the initial business combination, subject to the limitations described herein. The initial shareholders have agreed not to exercised their redemption rights with respect to their founder shares and any Ordinary Shares they may hold in connection with the consummation of a business combination. The founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Unlike many other blank check companies that hold shareholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of ordinary shares for cash upon consummation of such initial business combinations even when a vote is not required by law, the Company intends to consummate the initial business combination and conduct the redemptions without a shareholder vote pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and file tender offer documents with the SEC. The tender offer documents will contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies. In the event the Company conducts redemptions pursuant to the tender offer rules, the Company’s offer to redeem shares shall remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act. If, however, a shareholder vote is required by law, or the company decides to hold a shareholder vote for business or other legal reasons, the company will, like other blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval, it will consummate a business combination only if a majority of the outstanding ordinary shares voted are voted in favor of the business combination. In such case, the initial shareholders have agreed to vote their founder shares in accordance with the majority of the votes cast by the holders of ordinary shares and to vote any ordinary shares purchased during or after this offering in favor of the initial business combination.

The Company’s Memorandum and Articles of Association provides that the Company will continue in existence only until 21 months from the consummation of the Offering, which is February 26, 2013.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying condensed financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of the Company’s management, the accompanying condensed financial statements contain all adjustments (consisting of normal recurring accruals and adjustments) necessary to present fairly the financial position, results of operations and cash flows of the Company at the dates and for the periods indicated. The interim results for the period ended June 30, 2012 are not necessarily indicative of the results for the full 2012 fiscal year or any other future interim periods and should be read in conjunction with the financial statements and notes included in the Company’s 10-K filed with the Securities and Exchange Commission on March 30, 2012.

F-158

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Geographical Risk

The Company’s operations, if a Business Combination is consummated outside the United States, will be subject to local government regulations and to the uncertainties of the economic and political conditions of those areas.

Investments Held in Trust

Investment securities consist of United States Treasury securities. The Company classifies its securities as held-to-maturity in accordance with Accounting Standards Codification (“ASC”) 320 “Investments - Debt and Equity Securities.” Held-to-maturity securities are those securities that the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost and adjusted for the amortization or accretion of premiums or discounts.

Premiums and discounts are amortized or accreted over the life of the related held-to-maturity security as an adjustment to yield using the effective-interest method. Such amortization and accretion is included in the “interest income” line item in the statements of operations. Interest income is recognized when earned.

Income Taxes

The Company was incorporated as a Cayman Island exempted company and therefore the Company is not currently subject to income tax. Upon consummation of an acquisition as contemplated, the Company may be subject to income tax depending on the jurisdiction of the merged entity’s operations.

F-159

Redeemable Ordinary Shares

The Company accounts for redeemable ordinary shares in accordance with ASC 480-10-S99-3A “Classification and Measurement of Redeemable Securities” which provides that securities that are redeemable for cash or other assets are classified outside of permanent equity if they are redeemable at the option of the holder. In addition, if the redemption causes a liquidation event, the redeemable securities should not be classified outside of permanent equity.

Although the Company does not specify a maximum redemption threshold, its Amended and Restated Memorandum and Articles of Association provides that in no event will the Company permit redemptions of ordinary shares in an amount that would cause its shareholders’ equity to be less than $5,000,001. The Company recognizes changes in the redemption value immediately as they occur and adjusts the carrying value of the redeemable Ordinary Shares to equal its redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Ordinary Shares shall be affected by charges against paid-in capital. Accordingly, 4,308,631 and 4,339,460 ordinary shares sold in the offering are classified outside of permanent equity at redemption value as of June 30, 2012 and December 31, 2011, respectively.

Basic and Diluted Loss per Share

Basic loss per share is computed by dividing net loss by the weighted-average number of ordinary shares outstanding during the period. Diluted loss per share is computed similarly to basic loss per share except that the denominator is increased to include the number of additional ordinary shares that would have been outstanding if the potential ordinary shares had been issued and if the additional ordinary shares were dilutive. For the six months ended June 30, 2012 and the period from January 18, 2010 (inception) to June 30, 2012, 8,966,667 warrants to purchase ordinary shares have been excluded from the computation of potentially dilutive securities as they are antidilutive.

The 1,955,000 ordinary shares issued to the Company’s Initial Shareholders, of which 1,250,000 remain outstanding, were issued for $25,000, which is considerably less than the Offering per share price; such shares have been assumed to be retroactively outstanding for the period since inception.

Note 3 — Initial Public Offering

On June 2, 2011, the Company sold 5,000,000 Units, at an Offering price of $10.00 per unit (the “Offering”), generating gross proceeds of $50,000,000. Each Unit consists of one ordinary share, $0.001 par value, of the Company and one Redeemable Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one ordinary share at an exercise price of $12.00 commencing upon the completion of a Business Combination and expiring five years from the consummation of a Business Combination. The Company may redeem the Warrants, at a price of $.01 per Warrant upon 30 days’ notice while the Warrants are exercisable, only in the event that the last sale price of the ordinary shares is at least $18.00 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

F-160

In connection with the Offering the Company granted the underwriters a 45-day option to purchase up to 750,000 additional Units solely to cover over-allotments. On July 28, 2011 the underwriters did not exercise the over-allotment option and it expired.

The total underwriting fee will be 7.0%; 2.5% was paid upon completion of the Offering and 4.5% comprised of (1) 2.25% of the gross proceeds of the Offering reduced by the aggregate redemption price of the ordinary shares redeemed in connection with the consummation of the Company’s initial Business Combination, up to $1,125,000 will be automatically released to the underwriters upon completion of the Company’s initial Business Combination, and (2) up to 2.25% of the gross proceeds of this offering, up to a maximum of $1,125,000 payable to the underwriters at the Company’s sole discretion.

On June 2, 2011, certain of the initial shareholders purchased an aggregate of 3,966,667 warrants (the “Insider Warrants”) from the Company in a private placement pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. The Insider Warrants were sold for a total purchase price of $2,975,000 or $0.75 per warrant. The private placement took place simultaneously with the consummation of the Offering. All of the proceeds received from this purchase were placed into the Trust Account. The Insider Warrants are identical to the Warrants in the Offering except that the Insider Warrants may be exercisable for cash or on a cashless basis, at the holder’s option, and will not be redeemable by the Company, in each case so long as such securities are held by the Insiders or their affiliates. Additionally, all Insiders have waived their rights to receive distributions upon the Company’s liquidation prior to a Business Combination with respect to the Insider Shares. Furthermore, all Insiders have agreed that the Insider Warrants will not be sold or transferred until 30 days after the Company has completed its initial Business Combination.

Note 4 — Investments Held in Trust

Substantially all of the net proceeds from the Offering are intended to be generally applied toward the Business Combination. Management agreed to place the net proceeds from the Offering into the Trust Account until the earlier of (i) the completion of a Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages execute agreements with the Company waiving any right in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements.

A total of $50,250,000, which includes $47,275,000 of the net proceeds from the Public Offering and $2,975,000 from the private placement, was placed in the Trust Account.

F-161

As of June 30, 2012, investment securities in the Company’s Trust Account consist of $50,263,824 in U.S. government treasury bills (the “T-Bills”) with a maturity of August 30, 2012 and $2 of cash. As of December 31, 2011, investment securities in the Company’s Trust Account consist of $50,255,577 in U.S. government treasury bills (the “T-Bills”) with a maturity of March 1, 2012 and $2,280 of cash. The carrying amount, excluding accrued interest income, gross unrealized holding losses and fair value of held-to-maturity securities at June 30, 2012, and the carrying amount, excluding accrued interest income, gross unrealized holding gains and fair value of held-to-maturity securities at December 31, 2011 are as follows:

June 30, 2012	Amortized Cost	Gross Unrecognized Gains	Gross Unrecognized Losses	Fair Value
Cash	$2	$—	$—	$2
Held-to-Maturity:
United States Treasury Securities	50,263,822	—	843	50,262,979
Total Investments Held in Trust	$50,263,824	$—	$843	$50,262,981

December 31, 2011	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Cash	$2,280	$—	$—	$2,280
Held-to-Maturity:
United States Treasury Securities	50,253,297	195	—	50,253,492
Total Investments Held in Trust	$50,255,577	$195	$—	$50,255,772

The Company has earned $12,362 in interest income since the closing of the Offering, all of which is reinvested, along with the proceeds, in three-month T-Bills with a maturity date of August 30, 2012.

Note 5 — Related Party Transactions

The Company entered into an unsecured promissory note with an officer of the Company in an aggregate principal amount of $200,000. The note did not bear interest and was payable upon the completion of the Offering. $19,900 of interest was imputed on the note at 7% and charged to additional paid-in capital. The discount was amortized to interest expense on a monthly basis. Interest expense for the three months ended June 30, 2012 and 2011 was $0 and $4,421, respectively. Interest expense for the six months ended June 30, 2012 and 2011 and the period from January 18, 2010 (inception) to June 30, 2012 was $0, $7,738 and $19,900, respectively. The loan was repaid in full in June 2011 with proceeds from the Offering.

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The Company has agreed to pay Chum Capital Group Limited (“Chum”) a total of $10,000 per month for office space, utilities, secretarial and general and administrative services for a period commencing June 2, 2011 and ending on the earlier of the consummation by the Company of an initial Business Combination or the Company’s liquidation. Chum Capital Group Limited is an affiliate of Xuesong Song, Jin Shi and Michael W. Zhang, the Company’s executives. Total expenses related to office space, utilities, secretarial and general and administrative services for the three months ended June 30, 2012 and 2011 were $30,000 and $10,000, respectively. Total expenses for the six months ended June 30, 2012 and 2011 and the period from January 18, 2010 (inception) to June 30, 2012 were $60,000, $10,000 and $130,000, respectively.

On October 15, 2011, the Company’s Board of Directors authorized it to advance up to $390,000 to Chum in order to reduce potential losses incurred by Chinese currency appreciation against the U.S. dollar. The advance will be used to fund the operating expenses of the Company. Total expenses paid by Chum on behalf of the Company for the three months ended June 30, 2012 and 2011 were $34,279 and $0, respectively. For the six months ended June 30, 2012 and 2011 and the period from January 18, 2010 (inception) to June 30, 2012, Chum paid $151,596, $0 and $151,596 in expenses on behalf of the Company. Foreign exchange losses recognized for the three months ended June 30, 2012 and 2011 were $1,154 and $0, respectively. For the six months ended June 30, 2012 and 2011 and the period from January 18, 2010 (inception) to June 30, 2012, the Company recognized foreign exchange losses of $737, $0, and $105 on the advance which is recorded in other income on the condensed statement of operations. As of June 30, 2012 and December 31, 2011 the Company has a receivable of $230,498 and $382,830, respectively, from Chum.

Note 6 — Fair Value Measurements

The Company defines fair value as the amount at which an asset (or liability) could be bought (or incurred) or sold (or settled) in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

The accounting standard regarding fair value measurements discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The standard utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

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•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company has no assets or liabilities carried at fair value on a recurring basis or assets carried at fair value on a non-recurring basis as of June 30, 2012.

As of June 30, 2012 and December 31, 2011, $50,262,979 and $50,253,492, respectively, of the Company’s investment held in trust was invested exclusively in obligations of the U.S. government issued or guaranteed by the U.S. Treasury with the remaining amount held in cash. The Company accounts for these investments as held-to-maturity securities, which are recorded on the balance sheet at amortized cost and classified as either short term or long term based on the contractual maturity. The fair values of the Company’s investments U.S. Treasury bills are determined through observable quoted active markets (Level 1). As of June 30, 2012 there was an unrealized loss of $843 on investments held in trust. The securities mature in August 2012.

Note 7 — Shareholder’s Equity

Preferred Shares

The Company is authorized to issue up to 5,000,000 preferred shares, par value $0.001 per share. As of June 30, 2012 no preferred shares were issued or outstanding.

Ordinary Shares

The Company is authorized to issue up to 60,000,000 ordinary shares, par value $0.001 per share. The holders of the ordinary shares are entitled to one vote for each ordinary share.

At inception, the Company’s initial shareholders were granted 1,955,000 ordinary shares, of which 225,000 were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full.

In March and May 2011, the Company’s initial shareholders forfeited, and the Company cancelled, 517,500 ordinary shares.

On July 28, 2011, the Company’s initial shareholders forfeited, and the Company cancelled, 187,500 shares in connection with the expiration of the underwriters’ over-allotment option.

As of June 30, 2012, 6,250,000 ordinary shares were issued and outstanding. An additional 367,647 founder shares are subject to forfeiture by the Company’s initial shareholders to the extent that certain share price targets are not achieved for any 20 trading days within at least one 30-trading day period within 36 months following the closing of the Company's initial business combination.

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As of June 30, 2012, there were 8,966,667 ordinary shares reserved for issuance upon exercise of the Company’s outstanding warrants.

Note 8 — Commitments

The holders of the Company’s initial shares issued and outstanding as well as the holders of the Insider Warrants (and underlying securities), will be entitled to registration rights. The holders of the majority of these securities are entitled to make up to two demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of the Company’s initial Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the founder shares, upon the earlier of (1) one year after the completion of the Company’s initial business combination and (2) the date on which the Company consummates a liquidation, merger, share exchange or other similar transaction after its initial Business Combination that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) in the case of the insider warrants and the respective ordinary shares underlying such warrants, 30 days after the completion of the Company’s initial Business Combination. Notwithstanding the foregoing, in the event the sales price of the Company’s shares reaches or exceeds $12.00 for any 20 trading days within any 30-trading day period during such one year period, 50% of the founder shares shall be released from the lock-up and, if the sales price of the Company’s shares reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during such one year period, the remaining 50% of the founder shares shall be released from the lock-up. In addition, the initial shareholders have agreed not to, subject to certain limited exceptions, transfer, assign or sell any of the insider warrants (including the ordinary shares issuable upon exercise of the insider warrants) until 30 days after the completion of the Company’s initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

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